     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2016



                                                     REGISTRATION NOS. 033-85442
                                                                       811-08828
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--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ------------
                                    FORM N-4



           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
                        PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                      POST-EFFECTIVE AMENDMENT NO. 29                      [X]
                                    AND
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]
                             AMENDMENT NO. 62                              [X]


                        (Check Appropriate Box or Boxes)
                                 ------------
                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                           (Exact Name of Registrant)


                       NEW ENGLAND LIFE INSURANCE COMPANY
                              (Name of Depositor)


               ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111

              (Address of Depositor's Principal Executive Offices)
                   Depositor's Telephone Number: 212-578-9500
                     Name and Address of Agent for Service:
                                 ------------
                              ERIC T. STEIGERWALT
                CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                       NEW ENGLAND LIFE INSURANCE COMPANY
                                 GRAGG BUILDING
                        11225 NORTH COMMUNITY HOUSE ROAD
                        CHARLOTTE, NORTH CAROLINA 28277
                                 ------------
                                    COPY TO:
                                W. Thomas Conner
                                   Reed Smith
                              1301 K Street, N.W.
                              Washington, DC 20005
                                 (202)414-9208
Approximate Date of Propsed Public Offering:


On May 1, 2016 or as soon thereafter as practicable.


It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2016 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Individual Variable Annuity Contracts
--------------------------------------------------------------------------------
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This registration statement incorporates by reference the prospectus dated May 1, 2015 to the prospectuses dated May 1, 2001 and 2000 for the contracts, each filed in Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 (File No. 33-85442) filed April 28, 2015.


This registration statement incorporates by reference the prospectus dated April 28, 2014 to the prospectuses dated May 1, 2001 and 2000 for the contracts, each filed in Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 (File No. 33-85442) filed April 22, 2014.

This registration statement incorporates by reference the prospectus dated April 29, 2013 to the prospectuses dated May 1, 2001 and 2000 for the contracts, each filed in Post-Effective Amendment No. 26 to the Registration Statement on Form N-4 (File No. 33-85442) filed April 23, 2013.

This registration statement incorporates by reference the prospectus dated April 30, 2012 to the prospectuses dated May 1, 2001 and 2000 for the contracts, each filed in Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 33-85442) filed April 25, 2012.

This registration statement incorporates by reference the prospectus dated May 1, 2011 and the Supplement dated May 1, 2011 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 (File No. 33-85442) filed April 22, 2011.

This registration statement incorporates by reference the prospectus dated May 1, 2010 and the Supplement dated May 1, 2010 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 33-85442) filed April 22, 2010.

This registration statement incorporates by reference the prospectus dated May 1, 2009 and the supplements dated May 1, 2009 to the prospectuses date May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 21, 2009.

This registration statement incorporates by reference the prospectus dated April 28, 2008 and the supplements dated April 28, 2008 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 22, 2008.

This registration statement incorporates by reference the prospectus dated April 30, 2007 and the supplements dated April 30, 2007 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 20, 2007.

This registration statement incorporates by reference the prospectus dated May 1, 2006 and the supplements dated May 1, 2006 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 26, 2006.

This registration statement incorporates by reference the prospectus dated May 1, 2005 and the supplements dated May 1, 2005 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 27, 2005.

This registration statement incorporates by reference the prospectus dated May 1, 2004 and the supplements dated May 1, 2004 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 29, 2004.

This registration statement incorporates by reference the prospectus dated May 1, 2003 and the supplements dated May 1, 2003 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 25, 2003.

This registration statement incorporates by reference the prospectus dated May 1, 2002 and the supplements dated May 1, 2002 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each filed in Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 (File No. 33-85442) filed on April 30, 2002.

This registration statement incorporates by reference the prospectus dated May 1, 2001 and the supplements dated May 1, 2001 to the prospectuses dated May 1, 2001 and May 1, 2000 for the contracts, each as filed in Post-Effective Amendment No. 13 to the Registration Statement on form N-4 (File No. 33-85442) Filed on April 27, 2001.

This registration statement incorporates by reference the prospectus dated January 22, 2001 and the supplements dated January 22, 2001 to the prospectuses dated May 1, 2000 for the contracts, as filed in the Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 33-85442) filed on January 18, 2001.

This registration statement incorporates by reference the prospectus dated May 1, 2000 for the contracts, as filed in Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 33-85442) filed On April 27, 2000.

                             AMERICAN GROWTH SERIES
                     Individual Variable Annuity Contracts


              Issued By
  New England Variable Annuity Separate Account of     Annuity Administrative Office
           New England Life Insurance Company                  P.O. Box 14594
                    One Financial Center                 Des Moines, IA 50306-3594
                Boston, Massachusetts 02111
                        (800) 435-4117


                                  MAY 1, 2016


     This prospectus offers individual variable annuity contracts (the "Contracts") for individuals and some qualified and non-qualified retirement plans. You may allocate purchase payments to one or more subaccounts investing in these Eligible Funds of the Metropolitan Series Fund ("Metropolitan Fund"), the Met Investors Series Trust and the American Funds Insurance Series. The Contract currently is not available for new sales.

AMERICAN FUNDS INSURANCE SERIES(R)

American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

MET INVESTORS SERIES TRUST

American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio
Clarion Global Real Estate Portfolio
ClearBridge Aggressive Growth Portfolio
Harris Oakmark International Portfolio
Invesco Mid Cap Value Portfolio
Invesco Small Cap Growth Portfolio

Loomis Sayles Global Markets Portfolio

Met/Franklin Low Duration Total Return Portfolio

Met/Wellington Large Cap Research Portfolio (formerly WMC Large Cap Research
  Portfolio)

MetLife Asset Allocation 100 Portfolio
MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio
Oppenheimer Global Equity Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
SSGA Growth and Income ETF Portfolio
SSGA Growth ETF Portfolio

T. Rowe Price Mid Cap Growth Portfolio


METROPOLITAN SERIES FUND

Baillie Gifford International Stock Portfolio
Barclays Aggregate Bond Index Portfolio

BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Large Cap Value Portfolio

BlackRock Ultra-Short Term Bond Portfolio (formerly BlackRock Money Market
  Portfolio)

Frontier Mid Cap Growth Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio

Met/Wellington Balanced Portfolio (formerly WMC Balanced Portfolio) Met/Wellington Core Equity Opportunities Portfolio (formerly WMC Core Equity
  Opportunities Portfolio)

MetLife Asset Allocation 20 Portfolio
MetLife Asset Allocation 40 Portfolio
MetLife Asset Allocation 60 Portfolio
MetLife Asset Allocation 80 Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
MSCI EAFE(R) Index Portfolio
Neuberger Berman Genesis Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio




     You may also allocate purchase payments to a Fixed Account in states that have approved this option. Limits apply to transfers to and from the Fixed Account.

     Please read this prospectus carefully and keep it for reference. This prospectus contains information that you should know before investing.


     You can obtain a Statement of Additional Information ("SAI") about the Contracts, dated May 1, 2016. The SAI is filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. The SAI Table of Contents is on page A-71 of the prospectus. For a free copy of the SAI, write or call MetLife Investors Distribution Company, 1095 Avenue of the Americas, New York, NY 10036, 1-800-777-5897 or visit our website at www.metlife.com.

     NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS http://www.sec.gov.

     YOU CAN OBTAIN COPIES OF THE ELIGIBLE FUND PROSPECTUSES BY CALLING US AT 1-800-777-5897. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE SUBACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE CONTRACTS AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.



                                  MAY 1, 2016

                               TABLE OF CONTENTS
                                       OF
                                 THE PROSPECTUS



                                                                                      PAGE
                                                                                     -----
GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS...................................   A-5
HIGHLIGHTS..........................................................................   A-6
EXPENSE TABLE.......................................................................   A-9
THE COMPANY.........................................................................  A-14
THE VARIABLE ACCOUNT................................................................  A-14
   Certain Payments We Receive with Regard to the Eligible Funds....................  A-15
   Investments of the Variable Account..............................................  A-16
   Share Classes of the Eligible Funds..............................................  A-19
   Substitution of Investments......................................................  A-19
GUARANTEED OPTION...................................................................  A-19
THE CONTRACTS.......................................................................  A-20
   Purchase Payments................................................................  A-20
   Ten-Day Right to Review..........................................................  A-21
   Employee Version.................................................................  A-21
   Allocation of Purchase Payments..................................................  A-21
   State Variations.................................................................  A-21
   Contract Value and Accumulation Unit Value.......................................  A-21
   Payment on Death Prior to Annuitization..........................................  A-22
      Beneficiary Continuation......................................................  A-24
      Special Options for Spouses...................................................  A-24
   Transfer Privilege...............................................................  A-25
   Dollar Cost Averaging............................................................  A-27
   Asset Rebalancing................................................................  A-28
   Surrenders.......................................................................  A-29
   Systematic Withdrawals...........................................................  A-30
   Loan Provision for Certain Tax Benefited Retirement Plans........................  A-31
   Suspension of Payments...........................................................  A-32
   Ownership Rights.................................................................  A-32
   Requests and Elections...........................................................  A-33
   Confirming Transactions..........................................................  A-34
ADMINISTRATION CHARGES, CONTINGENT DEFERRED SALES CHARGE AND OTHER DEDUCTIONS.......  A-34
   Administration Contract Charge...................................................  A-35
   Administration Asset Charge......................................................  A-35
   Mortality and Expense Risk Charge................................................  A-35
   Contingent Deferred Sales Charge.................................................  A-36
   Premium and Other Tax Charge.....................................................  A-38
   Other Expenses...................................................................  A-38
ANNUITY PAYMENTS....................................................................  A-39
   Election of Annuity..............................................................  A-39
   Annuity Options..................................................................  A-39
   Amount of Variable Annuity Payments..............................................  A-41
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS......................................  A-42
FEDERAL INCOME TAX CONSIDERATIONS...................................................  A-43
   Taxation of Non-Qualified Contracts..............................................  A-43
   Taxation of Qualified Contracts..................................................  A-46
   Possible Tax Law Changes.........................................................  A-49
VOTING RIGHTS.......................................................................  A-49

                                                                      PAGE
                                                                     -----
DISTRIBUTION OF THE CONTRACTS.......................................  A-49
THE FIXED ACCOUNT...................................................  A-51
   Contract Value and Fixed Account Transactions....................  A-52
INVESTMENT PERFORMANCE INFORMATION..................................  A-52
   Yields...........................................................  A-52
   Standard Return..................................................  A-53
   Non-Standard Return..............................................  A-53
   Other Performance................................................  A-53
LEGAL PROCEEDINGS...................................................  A-53
FINANCIAL STATEMENTS................................................  A-54
ACCUMULATION UNIT VALUES (Condensed Financial Information)..........  A-55
APPENDIX A: Consumer Tips...........................................  A-67
APPENDIX B: Contingent Deferred Sales Charge........................  A-68
APPENDIX C: Premium Tax.............................................  A-69
APPENDIX D: Exchanged Contracts.....................................  A-70
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........  A-72

               GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS

     We have tried to make this prospectus as understandable for you as possible. However, in explaining how the Contract works, we have had to use certain terms that have special meanings. These terms are defined below:

     ACCOUNT. A subaccount of the Variable Account or the Fixed Account.

     ACCUMULATION UNIT. An accounting device used to calculate the Contract Value before annuitization.

     ANNUITANT. The person on whose life the Contract is issued.

     ANNUITIZATION. Application of proceeds under the Contract to an annuity option on the Maturity Date or upon an earlier date you choose.

     ANNUITY ADMINISTRATIVE OFFICE. New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594.

     ANNUITY UNIT. An accounting device used to calculate the dollar amount of Annuity payments.

     BENEFICIARY. The person designated to receive Death Proceeds under a Contract if a Contract Owner (or Annuitant, if the Contract is not owned by an individual) dies before annuitization of the Contract.

     CONTRACT YEAR. A twelve month period beginning with the date shown on your Contract and with each Contract Anniversary thereafter.

     DEATH PROCEEDS (PRIOR TO ANNUITIZATION). The amount we pay, prior to annuitization, on receipt of due proof of the death of a Contract Owner (or of the annuitant if the Contract is not owned by an individual) and election of payment.

     FIXED ACCOUNT. A part of the Company's general account to which you can allocate net purchase payments. The Fixed Account provides guarantees of principal and interest.

     GOOD ORDER. A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Eligible Funds affected by the requested transaction; the signatures of all contract owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your sales representative before submitting the form or request.

     MATURITY DATE. The date on which annuity payments begin, unless you apply the Contract Value to an annuity payment option before then. The Maturity Date is the date when the older of the Contract Owner(s) and the Annuitant at his or her nearest birthday would be age 95 (or the maximum age permitted by state law, if less).

     OWNER (CONTRACT OWNER). The person or entity which has all rights under the Contract.

     PAYEE. Any person or entity entitled to receive payments under the Contract. The term includes (i) an Annuitant, (ii) a Beneficiary or contingent Beneficiary who becomes entitled to death proceeds, and (iii) on surrender or partial surrenderof the Contract, the Contract Owner.

     VARIABLE ACCOUNT. A separate investment account of the Company, the New England Variable Annuity Separate Account. The Variable Account is divided into subaccounts; each invests in shares of one Eligible Fund.

     VARIABLE ANNUITY. An annuity providing for income payments varying in amount to reflect the investment experience of a separate investment account.

                                   HIGHLIGHTS


TAX DEFERRED VARIABLE ANNUITIES:

     Earnings under variable annuities are usually not taxed until paid out. This tax treatment is intended to encourage you to save for retirement.

     If the owner of a non-qualified annuity contract is not a natural person (e.g., a corporation, partnership or certain trusts) gains under the contract are generally not eligible for tax deferral.


THE CONTRACTS:

     The American Growth Series provides for variable annuity payments that begin at the Maturity Date, or earlier if you choose to surrender and annuitize. Variable annuity payments fluctuate with the investment results of the Eligible Funds. (See "Annuity Payments.") Our other variable annuity contracts have different death benefits, contract features, fund selections, and optional programs. However, these other contracts also have different charges that would affect your sub-account performance and contract values. To obtain more information about these other contracts, contact our Annuity Administrative Office or your registered representative.


PURCHASE PAYMENTS:

     Currently, the minimum initial purchase payment is $5,000, and the minimum subsequent purchase payment is $250; however, exceptions may apply. We may limit the initial and subsequent purchase payments you can make. In addition, you may not make a purchase payment (1) within the seven years before the Contract's Maturity Date, or (2) after a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) reaches age 88 (83 in New York). For joint contract owners, you may not make a purchase payment after the older contract owner reaches age 86 (83 in New York.) (See "Purchase Payments.") If you send your purchase payments to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.


OWNERSHIP:

     The Owner of the Contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). If a non-natural person, such as trust, is the Owner of a non-qualified Contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the death benefit. A contract may have two owners (both of whom must be individuals). Subject to state approval, certain retirement plans qualified under the Internal Revenue Code ("the Code") may purchase the Contract. Currently the Contracts are available in the State of Oregon and to certain retirement plans offering tax benefits under the Code (simplified employee pension plan under 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under 408(p) of the Code ("SIMPLE IRAs"), certain plans pursuant to 403(b) of the Code ("TSAs"), and plans qualified under 401(a) and 457 of the
Code). The Contracts are not available to corporations or other business organizations, except to the extent an employer is a purchaser of a SEP, SIMPLE IRA, TSA, 401(a) or 457 plan.

     Any Code reference to "spouse" includes those persons married under state law, regardless of gender. All contract provisions will be interpreted and administered in accordance with the requirements of the Code.

     FOR ANY TAX QUALIFIED ACCOUNT (E.G. 401(K) PLAN OR IRA), THE TAX DEFERRED
                                    ----
ACCRUAL FEATURE IS PROVIDED BY THE TAX QUALIFIED RETIREMENT PLAN. THEREFORE, THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.

     For contract transactions, we rely on instructions from Contract Owners, whether a trustee or custodian of an eligible retirement plan or an individual owner.


INVESTMENT OPTIONS:

     You may allocate purchase payments net of certain charges to the Subaccounts (Eligible Funds) or to the Fixed Account. You can allocate your contract value to a maximum of twenty accounts (including the Fixed Account) at any time.

     You can change your purchase payment allocation. We believe that under current tax law you can transfer Contract Value between accounts without federal income tax. We reserve the right to limit transfers and charge a transfer fee. Currently, we do not charge a transfer fee or limit the number of transfers before annuitization; but we do apply special limits to frequent or large transfers (See "Transfer Privilege--Restrictions on Frequent Transfers" and "Transfer Privilege--Restrictions on Large Transfers.") The minimum transfer amount (before annuitization) is currently $100. After variable annuity payments begin, we have the right to restrict you to one transfer per year. Currently we do not apply this limit, but we do apply special limits to "market timing" Special limits may apply to transfers to and from the Fixed Account. (See "The Fixed Account.") The maximum transfer amount is $500,000 for each transaction.


CHARGES:

     We apply the following charges to your Contract:

   o premium tax charge, in some states

   o mortality and expense risk charge equal to an annual rate of 1.30% (1.55% for certain sub-accounts) of each sub-account's daily net assets

   o administration asset charge equal to an annual rate of 0.10% of the Variable Account's daily net assets

   o annual contract administration charge equal to the lesser of $30 and 2% of contract value

   o a contingent deferred sales charge equal to a maximum of 7% of each purchase payment made, on certain full and partial surrenders and certain annuitization transactions. (This charge may apply if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law).

     Certain waivers or reductions may apply. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions.")

     We do not deduct a sales charge from purchase payments.

     For information concerning compensation paid for the sale of Contracts, see "Distribution of the Contracts."


TEN DAY RIGHT TO REVIEW:

     After you receive the Contract, you have ten days (more in some states) to return it to us or our agent for cancellation. We will return the Contract Value (or, in certain states, your purchase payments.) If we return the Contract Value, the amount you receive may be more or less than your purchase payments depending upon the performance of the Eligible Funds (and any interest credited by the Fixed Account, if applicable).


PAYMENT ON DEATH:


     If a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) dies before annuitization, the Beneficiary receives a death benefit. There is no death benefit after annuitization, however, depending on the annuity payment option you elect, any remaining guarantee (i.e., cash refund amount or guaranteed annuity payment) will be paid to your Beneficiary (see "Annuity Payments" for more information). The Contract has a minimum guaranteed death benefit equal to your purchase payments, adjusted for any previous surrenders. However, six months after the issue date, and at each six month interval until the Contract Owner's 76th birthday, the minimum guaranteed death benefit is recalculated to determine whether a higher (but never a lower) guarantee will apply. (Under a jointly owned Contract, this recalculation is made until the 71st birthday of the older Contract Owner.) Purchase payments immediately increase, and partial surrenders immediately decrease, your minimum guaranteed death benefit.


     Death Proceeds equal the greater of the minimum guaranteed death benefit and the current Contract Value, each reduced by any outstanding loan plus accrued interest (and, in certain states, by a premium tax charge.) (See "Payment on Death Prior to Annuitization.")

     Death Proceeds are taxable and generally are included in the income of the recipient as follows:

   o If received under an annuity payment option, they are taxed in the same manner as annuity payments.

   o If distributed in a lump sum, they are taxed in the same manner as a full surrender.


SURRENDERS:

     Before annuitization you can send us a written request to surrender all or part of your Contract Value. After a partial surrender, the remaining Contract Value must be at least $1,000. Currently, a partial surrender must be at least $100. (Special rules apply if the Contract has a loan.) A withdrawal may be subject to federal income tax, and federal tax laws penalize and may prohibit certain premature distributions from the Contract. (See "Federal Income Tax Considerations.")

     A Contingent Deferred Sales Charge will apply to certain full and partial surrenders and certain annuitization transactions. On full surrender, a pro rata portion of the annual administration contract charge (and, in some states, a premium tax charge) will be deducted.

     In any Contract Year, an amount may be surrendered without a Contingent Deferred Sales Charge (the "free withdrawal amount"). The free withdrawal amount is the greater of (1) 10% of Contract Value at the beginning of the Contract Year and (2) the excess of Contract Value over purchase payments that are subject to the Contingent Deferred Sales Charge on the date of the surrender. (See "Surrenders" and "Contingent Deferred Sales Charge.")


OTHER

     We are obligated to pay all money we owe under the Contracts, including death benefits, and annuity payments. Any such amounts that exceed the assets in the Variable Account is paid from our general account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party.


REPLACEMENT OF CONTRACTS

     EXCHANGE PROGRAMS. From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the Contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a withdrawal charge. The account value of this Contract attributable to the exchanged assets will not be subject to any withdrawal charge or be eligible for the Enhanced Dollar Cost Averaging (EDCA) program. Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the withdrawal charge described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new Contract offered by this prospectus. Then, you should compare the fees and charges (e.g., the death benefit charges, the living benefit charges, and the morality and expense charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax-free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.

     OTHER EXCHANGES. Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, unless the exchange occurs under one of our exchange programs as described above, you might have to pay a surrender charge on your old annuity and there will be a new surrender charge period for this contract. Other charges might be higher (or lower) and the benefits may be different. Also, because we will not issue the new annuity Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our Contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.

                                 EXPENSE TABLE

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Eligible Fund options. State premium taxes of 0% to 3.5% may also be deducted (see "Premium Tax Charge" for more information).


CONTRACT OWNER TRANSACTION EXPENSES


      Sales Charge Imposed on Purchase Payments.........................................          None
      Contingent Deferred Sales Charge (as a percentage of each purchase payment).......           7%
                                                                                           declining annually
                                                                                               see Note(1)
      Transfer Fee(2)...................................................................   $0

NOTES:
(1) The Contingent Deferred Sales Charge is a declining percentage of each purchase payment, as follows:


NUMBER OF COMPLETE
YEARS FROM RECEIPT OF
PURCHASE PAYMENT                  CHARGE
------------------------------   -------
      0.......................   7%
      1.......................   6%
      2.......................   5%
      3.......................   4%
      4.......................   3%
      5.......................   2%
      6.......................   1%
      7 and thereafter........   0%

(2) We reserve the right to limit the number and amount of transfers and impose a transfer fee.


     The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.


ANNUAL CONTRACT FEE


      Administration Contract Charge(1)........   $30

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN THE SUB-ACCOUNTS)


                                                                 AMERICAN FUNDS
                                                                BOND SUB-ACCOUNT,
                                                              AMERICAN FUNDS GROWTH
                                                           SUB-ACCOUNT, AMERICAN FUNDS
                                                          GROWTH-INCOME SUB-ACCOUNT AND
                                                              AMERICAN FUNDS GLOBAL           ALL OTHER
                                                        SMALL CAPITALIZATION SUB-ACCOUNT     SUB-ACCOUNTS
                                                       ----------------------------------   -------------
      Mortality and Expense Risk Charge(2)..........   1.55%                                1.30%
      Administration Asset Charge...................   0.10%                                0.10%
                                                       ----                                 ----
      Total Variable Account Annual Expenses........   1.65%                                1.40%

NOTES:
(1)   The Administration Contract Charge is not imposed after annuitization.


(2)   We are waiving the following amounts of the Mortality and Expense Risk
   Charge: 0.08% for the Subaccount investing in Met/ Wellington Large Cap Research Portfolio (formerly WMC Large Cap Research Portfolio); and the amount, if any, of the underlying fund expenses in excess of 0.87% for the Subaccount investing in Oppenheimer Global Equity Portfolio (Class B).

     The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained below and in the prospectus for each Eligible Fund.


MINIMUM AND MAXIMUM TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES



                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
Total Annual Fund Operating Expenses
(expenses that are deducted from Eligible Fund assets, including management fees, distribution
 and/or service (12b-1) fees, and other expenses).........................................    0.36%       1.20%


ELIGIBLE FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


     The following table is a summary. For more complete information on Eligible Fund fees and expenses, please refer to the prospectus for each Eligible Fund.




                                                        DISTRIBUTION
                                                           AND/OR
                                           MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                  FEE      (12B-1) FEES   EXPENSES
----------------------------------------- ------------ -------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R)
 -- CLASS 2
American Funds Bond Fund.................    0.37%     0.25%          0.01%
American Funds Global Small
 Capitalization Fund.....................    0.69%     0.25%          0.04%
American Funds Growth Fund...............    0.33%     0.25%          0.02%
American Funds Growth-Income Fund........    0.27%     0.25%          0.02%
MET INVESTORS SERIES TRUST
American Funds(R) Balanced Allocation
 Portfolio -- Class C....................    0.06%     0.55%            --
American Funds(R) Growth Allocation
 Portfolio -- Class C....................    0.06%     0.55%          0.01%
American Funds(R) Moderate Allocation
 Portfolio -- Class C....................    0.06%     0.55%          0.01%
Clarion Global Real Estate Portfolio --
 Class B.................................    0.60%     0.25%          0.04%
ClearBridge Aggressive Growth
 Portfolio -- Class A....................    0.55%       --           0.02%
Harris Oakmark International
 Portfolio -- Class E....................    0.77%     0.15%          0.06%
Invesco Mid Cap Value Portfolio --
 Class B.................................    0.64%     0.25%          0.04%
Invesco Small Cap Growth Portfolio --
 Class B.................................    0.85%     0.25%          0.02%
Loomis Sayles Global Markets
 Portfolio -- Class B....................    0.70%     0.25%          0.08%
Met/Franklin Low Duration Total Return
 Portfolio -- Class B....................    0.49%     0.25%          0.05%
Met/Wellington Large Cap Research
 Portfolio -- Class B....................    0.56%     0.25%          0.03%
MetLife Asset Allocation 100
 Portfolio -- Class B....................    0.07%     0.25%          0.01%



                                            ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                           FUND FEES     ANNUAL        AND/OR       ANNUAL
                                              AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                               EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
----------------------------------------- ----------- ----------- --------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R)
 -- CLASS 2
American Funds Bond Fund.................   --          0.63%       --            0.63%
American Funds Global Small
 Capitalization Fund.....................   --          0.98%       --            0.98%
American Funds Growth Fund...............   --          0.60%       --            0.60%
American Funds Growth-Income Fund........   --          0.54%       --            0.54%
MET INVESTORS SERIES TRUST
American Funds(R) Balanced Allocation
 Portfolio -- Class C.................... 0.42%         1.03%       --            1.03%
American Funds(R) Growth Allocation
 Portfolio -- Class C.................... 0.43%         1.05%       --            1.05%
American Funds(R) Moderate Allocation
 Portfolio -- Class C.................... 0.40%         1.02%       --            1.02%
Clarion Global Real Estate Portfolio --
 Class B.................................   --          0.89%       --            0.89%
ClearBridge Aggressive Growth
 Portfolio -- Class A....................   --          0.57%     0.00%           0.57%
Harris Oakmark International
 Portfolio -- Class E....................   --          0.98%     0.02%           0.96%
Invesco Mid Cap Value Portfolio --
 Class B................................. 0.08%         1.01%     0.02%           0.99%
Invesco Small Cap Growth Portfolio --
 Class B.................................   --          1.12%     0.02%           1.10%
Loomis Sayles Global Markets
 Portfolio -- Class B....................   --          1.03%       --            1.03%
Met/Franklin Low Duration Total Return
 Portfolio -- Class B....................   --          0.79%     0.02%           0.77%
Met/Wellington Large Cap Research
 Portfolio -- Class B....................   --          0.84%     0.04%           0.80%
MetLife Asset Allocation 100
 Portfolio -- Class B.................... 0.68%         1.01%       --            1.01%

                                                           DISTRIBUTION
                                                              AND/OR
                                              MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                     FEE      (12B-1) FEES   EXPENSES
-------------------------------------------- ------------ -------------- ----------
MFS(R) Research International
 Portfolio -- Class B.......................    0.69%     0.25%          0.07%
Morgan Stanley Mid Cap Growth
 Portfolio -- Class B.......................    0.65%     0.25%          0.03%
Oppenheimer Global Equity Portfolio --
 Class B....................................    0.66%     0.25%          0.05%
PIMCO Inflation Protected Bond
 Portfolio -- Class B.......................    0.47%     0.25%          0.15%
PIMCO Total Return Portfolio -- Class B.....    0.48%     0.25%          0.04%
SSGA Growth and Income ETF
 Portfolio -- Class B.......................    0.31%     0.25%            --
SSGA Growth ETF Portfolio -- Class B........    0.32%     0.25%          0.02%
T. Rowe Price Mid Cap Growth
 Portfolio -- Class B.......................    0.75%     0.25%          0.03%
METROPOLITAN SERIES FUND
Baillie Gifford International Stock
 Portfolio -- Class A.......................    0.79%       --           0.07%
Barclays Aggregate Bond Index
 Portfolio -- Class B.......................    0.25%     0.25%          0.03%
BlackRock Bond Income Portfolio --
 Class A....................................    0.32%       --           0.04%
BlackRock Capital Appreciation
 Portfolio -- Class A.......................    0.69%       --           0.02%
BlackRock Large Cap Value Portfolio --
 Class E....................................    0.63%     0.15%          0.03%
BlackRock Ultra-Short Term Bond
 Portfolio -- Class A.......................    0.34%       --           0.03%
Frontier Mid Cap Growth Portfolio --
 Class B....................................    0.71%     0.25%          0.03%
Jennison Growth Portfolio -- Class A........    0.60%       --           0.02%
Loomis Sayles Small Cap Core
 Portfolio -- Class A.......................    0.90%       --           0.06%
Loomis Sayles Small Cap Growth
 Portfolio -- Class B.......................    0.90%     0.25%          0.05%
Met/Artisan Mid Cap Value Portfolio --
 Class A....................................    0.81%       --           0.03%
Met/Wellington Balanced Portfolio --
 Class B....................................    0.46%     0.25%          0.08%
Met/Wellington Core Equity
 Opportunities Portfolio -- Class A.........    0.70%       --           0.02%
MetLife Asset Allocation 20 Portfolio --
 Class B....................................    0.09%     0.25%          0.02%
MetLife Asset Allocation 40 Portfolio --
 Class B....................................    0.06%     0.25%            --
MetLife Asset Allocation 60 Portfolio --
 Class B....................................    0.05%     0.25%            --



                                               ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                              FUND FEES     ANNUAL        AND/OR        ANNUAL
                                                 AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                                  EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
-------------------------------------------- ----------- ----------- --------------- -----------
MFS(R) Research International
 Portfolio -- Class B.......................   --          1.01%     0.06%           0.95%
Morgan Stanley Mid Cap Growth
 Portfolio -- Class B.......................   --          0.93%     0.01%           0.92%
Oppenheimer Global Equity Portfolio --
 Class B....................................   --          0.96%     0.08%           0.88%
PIMCO Inflation Protected Bond
 Portfolio -- Class B.......................   --          0.87%     0.01%           0.86%
PIMCO Total Return Portfolio -- Class B.....   --          0.77%     0.04%           0.73%
SSGA Growth and Income ETF
 Portfolio -- Class B....................... 0.22%         0.78%       --            0.78%
SSGA Growth ETF Portfolio -- Class B........ 0.24%         0.83%       --            0.83%
T. Rowe Price Mid Cap Growth
 Portfolio -- Class B.......................   --          1.03%       --            1.03%
METROPOLITAN SERIES FUND
Baillie Gifford International Stock
 Portfolio -- Class A.......................   --          0.86%     0.12%           0.74%
Barclays Aggregate Bond Index
 Portfolio -- Class B.......................   --          0.53%     0.01%           0.52%
BlackRock Bond Income Portfolio --
 Class A....................................   --          0.36%     0.00%           0.36%
BlackRock Capital Appreciation
 Portfolio -- Class A.......................   --          0.71%     0.05%           0.66%
BlackRock Large Cap Value Portfolio --
 Class E....................................   --          0.81%     0.03%           0.78%
BlackRock Ultra-Short Term Bond
 Portfolio -- Class A.......................   --          0.37%     0.02%           0.35%
Frontier Mid Cap Growth Portfolio --
 Class B....................................   --          0.99%     0.02%           0.97%
Jennison Growth Portfolio -- Class A........   --          0.62%     0.08%           0.54%
Loomis Sayles Small Cap Core
 Portfolio -- Class A....................... 0.04%         1.00%     0.08%           0.92%
Loomis Sayles Small Cap Growth
 Portfolio -- Class B.......................   --          1.20%     0.09%           1.11%
Met/Artisan Mid Cap Value Portfolio --
 Class A....................................   --          0.84%       --            0.84%
Met/Wellington Balanced Portfolio --
 Class B....................................   --          0.79%     0.00%           0.79%
Met/Wellington Core Equity
 Opportunities Portfolio -- Class A.........   --          0.72%     0.12%           0.60%
MetLife Asset Allocation 20 Portfolio --
 Class B.................................... 0.52%         0.88%     0.01%           0.87%
MetLife Asset Allocation 40 Portfolio --
 Class B.................................... 0.56%         0.87%       --            0.87%
MetLife Asset Allocation 60 Portfolio --
 Class B.................................... 0.60%         0.90%       --            0.90%

                                                             DISTRIBUTION
                                                                AND/OR
                                                MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                       FEE      (12B-1) FEES   EXPENSES
---------------------------------------------- ------------ -------------- ----------
MetLife Asset Allocation 80 Portfolio --
 Class B......................................    0.05%     0.25%            --
MetLife Mid Cap Stock Index
 Portfolio -- Class B.........................    0.25%     0.25%          0.04%
MetLife Stock Index Portfolio --
 Class B......................................    0.25%     0.25%          0.02%
MFS(R) Total Return Portfolio -- Class E......    0.55%     0.15%          0.05%
MFS(R) Value Portfolio -- Class A.............    0.70%       --           0.02%
MSCI EAFE(R) Index Portfolio -- Class B.......    0.30%     0.25%          0.10%
Neuberger Berman Genesis Portfolio --
 Class A......................................    0.81%       --           0.03%
Russell 2000(R) Index Portfolio --
 Class B......................................    0.25%     0.25%          0.06%
T. Rowe Price Large Cap Growth
 Portfolio -- Class B.........................    0.60%     0.25%          0.02%
T. Rowe Price Small Cap Growth
 Portfolio -- Class B.........................    0.47%     0.25%          0.03%
Western Asset Management Strategic
 Bond Opportunities Portfolio --
 Class B......................................    0.59%     0.25%          0.04%
Western Asset Management
 U.S. Government Portfolio -- Class A.........    0.47%       --           0.02%



                                                 ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                FUND FEES     ANNUAL        AND/OR        ANNUAL
                                                   AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                                    EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
---------------------------------------------- ----------- ----------- --------------- -----------
MetLife Asset Allocation 80 Portfolio --
 Class B...................................... 0.65%         0.95%       --              0.95%
MetLife Mid Cap Stock Index
 Portfolio -- Class B......................... 0.01%         0.55%     0.00%             0.55%
MetLife Stock Index Portfolio --
 Class B......................................   --          0.52%     0.01%             0.51%
MFS(R) Total Return Portfolio -- Class E......   --          0.75%       --              0.75%
MFS(R) Value Portfolio -- Class A.............   --          0.72%     0.14%             0.58%
MSCI EAFE(R) Index Portfolio -- Class B....... 0.01%         0.66%     0.00%             0.66%
Neuberger Berman Genesis Portfolio --
 Class A......................................   --          0.84%     0.01%             0.83%
Russell 2000(R) Index Portfolio --
 Class B...................................... 0.01%         0.57%     0.00%             0.57%
T. Rowe Price Large Cap Growth
 Portfolio -- Class B.........................   --          0.87%     0.02%             0.85%
T. Rowe Price Small Cap Growth
 Portfolio -- Class B.........................   --          0.75%       --              0.75%
Western Asset Management Strategic
 Bond Opportunities Portfolio --
 Class B......................................   --          0.88%     0.04%             0.84%
Western Asset Management
 U.S. Government Portfolio -- Class A.........   --          0.49%     0.01%             0.48%



     The information shown in the table above was provided by the Eligible Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Eligible Fund's 2016 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Eligible Fund, but that the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Eligible Fund's board of directors or trustees, are not shown.


     Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Eligible Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


EXAMPLE

     The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Eligible Fund fees and expenses.(1)

     The Example assumes that you invest $10,000 in a Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable contingent deferred sales charges deducted) at the end of the applicable time period:



                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 --------   ---------   ---------   ---------
  (a).........     $993      $1,336      $1,706      $2,952
  (b).........     $906      $1,074      $1,267      $2,065


     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no contingent deferred sales charges would be deducted(2)):



                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 --------   ---------   ---------   ---------
  (a).........     $293        $836      $1,406      $2,952
  (b).........     $206        $574      $  967      $2,065


     PLEASE REMEMBER THAT THE EXAMPLES ARE SIMPLY ILLUSTRATIONS AND DO NOT REFLECT PAST OR FUTURE EXPENSES. Your actual expenses may be higher or lower than those reflected in the examples depending on the features you choose. Similarly your rate of return may be more or less than the 5% assumed in the examples.

NOTES:

(1) The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). In these examples, the average Administration Contract Charge of 0.092% has been used. See Note
      (1) to the Variable Account Annual Expenses table.


(2) If you subsequently withdraw the commuted value of amounts placed under any of these options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that would have been deducted when you originally applied the Contract proceeds to the option. (See "Contingent Deferred Sales Charge" and "Annuity Options" for more information.)
--------------------------------------------------------------------------------
Condensed financial information containing the Accumulation Unit Value history appears at the end of this prospectus (See "ACCUMULATION UNIT VALUES (Condensed Financial Information)").

                                  THE COMPANY

     We were organized as a stock life insurance company in Delaware in 1980 and are authorized to operate in all states, and the District of Columbia. Formerly, we were a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into MetLife, an insurance company whose principal office is 1095 Avenue of the Americas, New York, NY 10036. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife then became the parent of New England Variable Life Insurance Company which changed its name to "New England Life Insurance Company," (the "Company") and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. The Company is located at One Financial Center, Boston, Massachusetts 02111.


     On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such a separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation has not yet been set, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on the financial strength of any company that issues variable insurance products. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. However, any separation transaction will not affect the terms or conditions of your variable contract, and the Company will remain fully responsible for its respective contractual obligations to variable contract owners.



                              THE VARIABLE ACCOUNT

     We established a separate investment account, New England Variable Annuity Separate Account (the "Variable Account"), under Delaware law on July 1, 1994, to hold the assets backing the Contracts. When the Company changed its domicile to Massachusetts on August 30, 1996 the Variable Account became subject to Massachusetts law. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account may be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.

     The assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors. The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account and not to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

     We allocate your purchase payments to the subaccounts that you elect. If you allocate purchase payments to the Variable Account, the value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund (a mutual fund) in which your selected subaccount invests. We do not guarantee the investment performance of the Variable Account. You bear the full investment risk for all amounts allocated to the Variable Account.

     We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments--even if that amount exceeds the assets in the Variable Account. Any such amount that exceeds the assets in the Variable Account is paid from our general account. Benefit amounts paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims paying ability and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. The Company is regulated as an insurance company under state law, which includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

     The investment advisers to certain of the Eligible Funds offered with the Contracts or with other variable annuity contracts issued through the Variable Account may be regulated as Commodity Pool Operators. While we do not concede that the Variable Account is a commodity pool, we have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act (CEA), and are not subject to registration or regulation as a pool operator under the CEA.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

     An investment adviser (other than our affiliate MetLife Advisers) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Contract Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

     Additionally, an investment adviser or subadviser (other than our affiliate, MetLife Advisers) of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, which is formed as a "limited liability company". Our ownership interest in MetLife Advisers entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser. (See "FEE TABLE--Annual Eligible Fund Operating Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)

     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "FEE TABLE--Annual Eligible Fund Operating Expenses" for the amounts of the 12b-1 fees.) An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Investment Portfolio's prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. (See "DISTRIBUTION OF THE CONTRACTS.") Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

     We select the Eligible Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new purchase payments and/or transfers of Contract Value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms. These selling firms may receive payments from the Eligible Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Eligible Funds.

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.

INVESTMENTS OF THE VARIABLE ACCOUNT

     We will allocate your purchase payments to the sub-accounts investing in one or more of the Eligible Funds you chose, which we list below. No sales charge will apply at the time you make your payment. You may change your selection of Eligible Funds for future purchase payments at any time free of charge. (See "Requests and Elections.") You can transfer to or from any Eligible Fund, subject to certain conditions. (See "Transfer Privilege.") You may allocate your Contract Value among no more than twenty Accounts (including the Fixed Account) at any one time. We reserve the right to add or remove Eligible Funds from time to time. (See "Substitution of Investments.")

     Certain Eligible Funds have investment objectives and policies similar to other funds that may be managed by the same subadviser. The performance of the Eligible Funds, however, may be higher or lower than the other funds. We make no representation that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same subadviser.


     You will find complete information about the Eligible Funds, including the risks associated with each, in the accompanying prospectuses. They should be read along with this prospectus before investing. You can obtain copies of the Eligible Fund prospectuses by calling us at 1-800-777-5897. You can also get information about the Metropolitan Fund, Met Investors Series Trust and the American Funds Insurance Series (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.



ELIGIBLE FUND                            INVESTMENT OBJECTIVE                      INVESTMENT ADVISER/SUBADVISER
--------------------------------------   ---------------------------------------   -----------------------------------------
AMERICAN FUNDS INSURANCE
 SERIES(R)
American Funds Bond Fund                 Seeks as high a level of current          Capital Research and Management
                                         income as is consistent with the          Company
                                         preservation of capital.
American Funds Global Small              Seeks long-term growth of capital.        Capital Research and Management
 Capitalization Fund                                                               Company
American Funds Growth Fund               Seeks growth of capital.                  Capital Research and Management
                                                                                   Company
American Funds Growth-Income             Seeks long-term growth of capital         Capital Research and Management
 Fund                                    and income.                               Company
MET INVESTORS SERIES TRUST
American Funds(R) Balanced               Seeks a balance between a high            MetLife Advisers, LLC
 Allocation Portfolio                    level of current income and growth
                                         of capital, with a greater emphasis
                                         on growth of capital.
American Funds(R) Growth Allocation      Seeks growth of capital.                  MetLife Advisers, LLC
 Portfolio
American Funds(R) Moderate               Seeks a high total return in the form     MetLife Advisers, LLC
 Allocation Portfolio                    of income and growth of capital, with
                                         a greater emphasis on income.
Clarion Global Real Estate Portfolio     Seeks total return through                MetLife Advisers, LLC
                                         investment in real estate securities,     Subadviser: CBRE Clarion Securities LLC
                                         emphasizing both capital
                                         appreciation and current income.
ClearBridge Aggressive Growth            Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio                                                                         Subadviser: ClearBridge Investments, LLC
Harris Oakmark International             Seeks long-term capital                   MetLife Advisers, LLC
 Portfolio                               appreciation.                             Subadviser: Harris Associates L.P.
Invesco Mid Cap Value Portfolio          Seeks high total return by investing      MetLife Advisers, LLC
                                         in equity securities of mid-sized         Subadviser: Invesco Advisers, Inc.
                                         companies.

ELIGIBLE FUND                              INVESTMENT OBJECTIVE                      INVESTMENT ADVISER/SUBADVISER
----------------------------------------   ---------------------------------------   -------------------------------------------
Invesco Small Cap Growth Portfolio         Seeks long-term growth of capital.        MetLife Advisers, LLC
                                                                                     Subadviser: Invesco Advisers, Inc.
Loomis Sayles Global Markets               Seeks high total investment return        MetLife Advisers, LLC
 Portfolio                                 through a combination of capital          Subadviser: Loomis, Sayles & Company,
                                           appreciation and income.                  L.P.
Met/Franklin Low Duration Total            Seeks a high level of current income,     MetLife Advisers, LLC
 Return Portfolio                          while seeking preservation of             Subadviser: Franklin Advisers, Inc.
                                           shareholders' capital.
Met/Wellington Large Cap Research          Seeks long-term capital                   MetLife Advisers, LLC
 Portfolio                                 appreciation.                             Subadviser: Wellington Management
                                                                                     Company LLP
MetLife Asset Allocation 100 Portfolio     Seeks growth of capital.                  MetLife Advisers, LLC
MFS(R) Research International              Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio                                                                           Subadviser: Massachusetts Financial
                                                                                     Services Company
Morgan Stanley Mid Cap Growth              Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio                                                                           Subadviser: Morgan Stanley Investment
                                                                                     Management Inc.
Oppenheimer Global Equity Portfolio        Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                     Subadviser: OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond             Seeks maximum real return,                MetLife Advisers, LLC
 Portfolio                                 consistent with preservation of           Subadviser: Pacific Investment
                                           capital and prudent investment            Management Company LLC
                                           management.
PIMCO Total Return Portfolio               Seeks maximum total return,               MetLife Advisers, LLC
                                           consistent with the preservation of       Subadviser: Pacific Investment
                                           capital and prudent investment            Management Company LLC
                                           management.
SSGA Growth and Income ETF                 Seeks growth of capital and income.       MetLife Advisers, LLC
 Portfolio                                                                           Subadviser: SSGA Funds Management, Inc.
SSGA Growth ETF Portfolio                  Seeks growth of capital.                  MetLife Advisers, LLC
                                                                                     Subadviser: SSGA Funds Management, Inc.
T. Rowe Price Mid Cap Growth               Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                           Subadviser: T. Rowe Price Associates, Inc.
METROPOLITAN SERIES FUND
Baillie Gifford International Stock        Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                           Subadviser: Baillie Gifford Overseas
                                                                                     Limited
Barclays Aggregate Bond Index              Seeks to track the performance of         MetLife Advisers, LLC
 Portfolio                                 the Barclays U.S. Aggregate Bond          Subadviser: MetLife Investment Advisors,
                                           Index.                                    LLC
BlackRock Bond Income Portfolio            Seeks a competitive total return          MetLife Advisers, LLC
                                           primarily from investing in               Subadviser: BlackRock Advisors, LLC
                                           fixed-income securities.
BlackRock Capital Appreciation             Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                           Subadviser: BlackRock Advisors, LLC
BlackRock Large Cap Value Portfolio        Seeks long-term growth of capital.        MetLife Advisers, LLC
                                                                                     Subadviser: BlackRock Advisors, LLC

ELIGIBLE FUND                             INVESTMENT OBJECTIVE                       INVESTMENT ADVISER/SUBADVISER
---------------------------------------   ----------------------------------------   -----------------------------------------
BlackRock Ultra-Short Term Bond           Seeks a high level of current income       MetLife Advisers, LLC
 Portfolio                                consistent with preservation of            Subadviser: BlackRock Advisors, LLC
                                          capital.
Frontier Mid Cap Growth Portfolio         Seeks maximum capital                      MetLife Advisers, LLC
                                          appreciation.                              Subadviser: Frontier Capital Management
                                                                                     Company, LLC
Jennison Growth Portfolio                 Seeks long-term growth of capital.         MetLife Advisers, LLC
                                                                                     Subadviser: Jennison Associates LLC
Loomis Sayles Small Cap Core              Seeks long-term capital growth from        MetLife Advisers, LLC
 Portfolio                                investments in common stocks or            Subadviser: Loomis, Sayles & Company,
                                          other equity securities.                   L.P.
Loomis Sayles Small Cap Growth            Seeks long-term capital growth.            MetLife Advisers, LLC
 Portfolio                                                                           Subadviser: Loomis, Sayles & Company,
                                                                                     L.P.
Met/Artisan Mid Cap Value Portfolio       Seeks long-term capital growth.            MetLife Advisers, LLC
                                                                                     Subadviser: Artisan Partners Limited
                                                                                     Partnership
Met/Wellington Balanced Portfolio         Seeks long-term capital appreciation       MetLife Advisers, LLC
                                          with some current income.                  Subadviser: Wellington Management
                                                                                     Company LLP
Met/Wellington Core Equity                Seeks to provide a growing stream          MetLife Advisers, LLC
 Opportunities Portfolio                  of income over time and,                   Subadviser: Wellington Management
                                          secondarily, long-term capital             Company LLP
                                          appreciation and current income.
MetLife Asset Allocation 20 Portfolio     Seeks a high level of current income,      MetLife Advisers, LLC
                                          with growth of capital as a
                                          secondary objective.
MetLife Asset Allocation 40 Portfolio     Seeks high total return in the form of     MetLife Advisers, LLC
                                          income and growth of capital, with a
                                          greater emphasis on income.
MetLife Asset Allocation 60 Portfolio     Seeks a balance between a high             MetLife Advisers, LLC
                                          level of current income and growth
                                          of capital, with a greater emphasis
                                          on growth of capital.
MetLife Asset Allocation 80 Portfolio     Seeks growth of capital.                   MetLife Advisers, LLC
MetLife Mid Cap Stock Index               Seeks to track the performance of          MetLife Advisers, LLC
 Portfolio                                the Standard & Poor's MidCap 400(R)        Subadviser: MetLife Investment Advisors,
                                          Composite Stock Price Index.               LLC
MetLife Stock Index Portfolio             Seeks to track the performance of          MetLife Advisers, LLC
                                          the Standard & Poor's 500(R)               Subadviser: MetLife Investment Advisors,
                                          Composite Stock Price Index.               LLC
MFS(R) Total Return Portfolio             Seeks a favorable total return             MetLife Advisers, LLC
                                          through investment in a diversified        Subadviser: Massachusetts Financial
                                          portfolio.                                 Services Company
MFS(R) Value Portfolio                    Seeks capital appreciation.                MetLife Advisers, LLC
                                                                                     Subadviser: Massachusetts Financial
                                                                                     Services Company
MSCI EAFE(R) Index Portfolio              Seeks to track the performance of          MetLife Advisers, LLC
                                          the MSCI EAFE(R) Index.                    Subadviser: MetLife Investment Advisors,
                                                                                     LLC

ELIGIBLE FUND                          INVESTMENT OBJECTIVE                      INVESTMENT ADVISER/SUBADVISER
------------------------------------   ---------------------------------------   -------------------------------------------
Neuberger Berman Genesis Portfolio     Seeks high total return, consisting       MetLife Advisers, LLC
                                       principally of capital appreciation.      Subadviser: Neuberger Berman Investment
                                                                                 Advisers LLC
Russell 2000(R) Index Portfolio        Seeks to track the performance of         MetLife Advisers, LLC
                                       the Russell 2000(R) Index.                Subadviser: MetLife Investment Advisors,
                                                                                 LLC
T. Rowe Price Large Cap Growth         Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth         Seeks long-term capital growth.           MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: T. Rowe Price Associates, Inc.
Western Asset Management               Seeks to maximize total return            MetLife Advisers, LLC
 Strategic Bond Opportunities          consistent with preservation of           Subadviser: Western Asset Management
 Portfolio                             capital.                                  Company
Western Asset Management               Seeks to maximize total return            MetLife Advisers, LLC
 U.S. Government Portfolio             consistent with preservation of           Subadviser: Western Asset Management
                                       capital and maintenance of liquidity.     Company


SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The classes of shares available under the Contract are listed in the Annual Eligible Fund Fees and Expenses table.

     Additionally, shares of the Eligible Funds may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various contractowners participating in, and the interests of Qualified Plans investing in the Eligible Funds may conflict. The Eligible Funds will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.


SUBSTITUTION OF INVESTMENTS


     If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both, for some or all classes of Contracts. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close sub-accounts to allocation of purchase payments or Contract Value, or both, for some or all classes of Contracts, at any time in our sole discretion. If automatic allocations (such as dollar cost averaging, asset rebalancing, or purchase payments made through our automated payment program) are being made to a subaccount that is closed or no longer available due to an Eligible Fund liquidation, and if you do not give us other instructions, then any amounts that would have gone into the closed subaccount will be allocated to the BlackRock Ultra-Short Term Bond Subaccount.



                               GUARANTEED OPTION

     You may allocate purchase payments to the Fixed Account. The Fixed Account is a part of our general account and offers a guaranteed interest rate. The Fixed Account is not available during annuitization but a fixed payment option is available. (See "The Fixed Account" for more information.) All guarantees as to purchase payments or Contract Value allocated to the Fixed Account, interest credited to the Fixed Account, and amounts paid under a fixed payment option are subject to our financial strength and claims-paying ability.

                                 THE CONTRACTS

     We will issue the Contract to an individual through the age of 87 (through age 82 in New York). We will issue the Contract to joint contract owners through the age of 85 (through age 82 in New York), based on the older contract owner.


PURCHASE PAYMENTS

     Currently, the minimum initial purchase payment is $5,000, and the minimum subsequent purchase payment is $250. The following exceptions may apply.

   o When the Contract is bought as part of an individual retirement account under Section 408(a) of the Internal Revenue Code (the "Code") or individual retirement annuity under Section 408(b) of the Code (both referred to as "IRAs"), or a Roth IRA under Section 408A of the Code ("Roth IRA"), if you choose to have monthly purchase payments withdrawn from your financial institution account by debit authorization, we will accept a monthly minimum of $100 in lieu of a single $2,000 initial purchase payment.

   o For Contracts bought as part of other types of retirement plans qualifying for tax-benefited treatment under the Code, we will accept monthly purchase payments as low as $50 per month if payments are made through a group billing arrangement (also known as a "list bill" arrangement).

   o For all other Contracts, we will accept monthly purchase payments as low as $100 per month if they are made through our automated payment program. If you would like to exchange a New England Variable Fund I ("Fund I"), New England Retirement Investment Account ("Preference") or New England Variable Account ("Zenith Accumulator") contract for a Contract, we may waive the minimum initial and subsequent purchase payment amounts to correspond with the old contract. (For more information on exchanges, see Appendix D.)

   o We reserve the right to refuse purchase payments made via personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be filled. (See "Access To Your Money.")

   o If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

   o We will not accept purchase payments made with cash, money orders or travelers checks.


     We will accept a different amount than what is described above if required by federal tax law. We may limit initial or subsequent purchase payments made under a Contract. Currently, the maximum total purchase payments for all contracts is $1,000,000, without prior approval from us. We reserve the right to not accept an initial or subsequent purchase payment that would cause your Contract Value, including the value of all other contracts you may own with us, to exceed $5,000,000.


     IN ADDITION, NO SUBSEQUENT PURCHASE PAYMENTS MAY BE MADE: (1) WITHIN SEVEN YEARS PRIOR TO THE CONTRACT'S MATURITY DATE; OR (2) AFTER A CONTRACT OWNER (OR THE ANNUITANT, IF THE CONTRACT IS NOT OWNED IN AN INDIVIDUAL CAPACITY) REACHES AGE 88 (AGE 83 IN NEW YORK). FOR JOINT CONTRACT OWNERS, YOU MAY NOT MAKE A SUBSEQUENT PURCHASE PAYMENT AFTER THE OLDER CONTRACT OWNER REACHES AGE 86 (AGE 83 IN NEW YORK).

     If your Contract was issued as a Qualified Contract under Section 403(b) of the Code (also called a "tax sheltered annuity" or "TSA") in a "90-24 transfer" completed on or before September 24, 2007, and you have never made salary reduction contributions into your Contract, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.")

     When we receive your completed application (information) and initial purchase payment, within two business days we will issue your Contract. The Contract Date is the date shown on your Contract. We will contact you if the application is incomplete and we need additional information. We will return initial purchase payments if this process is not completed within five business days unless you agree otherwise. We reserve the right to reject any application.

TEN-DAY RIGHT TO REVIEW

     Within 10 days (or more where required by applicable state insurance law) after you receive your Contract you may return it to us or our agent for cancellation. Upon cancellation of the Contract, we will return to you the Contract Value. The amount you receive may be more or less than your purchase payments depending upon the performance of the Eligible Funds (and any interest credited by the Fixed Account, if applicable). This means you bear the risk of any decline of your Contract Value due to subaccount performance during this period. If required by the insurance law or regulations of the state in which your Contract is issued, however, we will refund all purchase payments made.


EMPLOYEE VERSION

     We may also make available an employee version of the Contract which includes a purchase payment credit feature. The charges and deductions and all other features are the same as other Contracts. Persons eligible to purchase an employee version are age 80 or younger, and are employees, officers, and directors or trustees of the Company, its affiliates, any broker-dealer authorized to sell the Contracts (or any bank affiliated with such a broker-dealer) and any investment adviser or subadviser to the Portfolios, or certain family members of the foregoing. If consistent with applicable state insurance law, for each purchase payment made under an employee version, we will credit the Contract with an additional 5% of each purchase payment. Any employee version purchase payment credit amounts will be applied on a pro-rata basis to the Fixed Account, if available, and the Eligible Funds based upon your allocation for your purchase payments, and will be subject to recapture if you cancel the Contract by returning it during the ten-day right to review period. We will deduct any purchase payment credit amounts from the refund amount. We will take back the purchase payment credit as if it had never been applied, however, the amount returned to you will not be decreased by any investment loss and you will retain any investment gain attributable to the purchase payment credit. No employee version purchase payment credit will apply to purchase payments which consist of money exchanged from other annuity issued by the Company or its affiliates. Other limitations may apply. We reserve the right to change the eligibility for or terms of the employee version.


ALLOCATION OF PURCHASE PAYMENTS

     You may allocate your purchase payments to the Fixed Account and to the Eligible Funds, up to a maximum of twenty Accounts. We convert your purchase payments, allocated to the Eligible Funds, to a unit of interest known as an Accumulation Unit. The number of Accumulation Units credited to the Contract is determined by dividing the purchase payment (or transfer request) by the Accumulation Unit Value for the selected sub-accounts at the end of the valuation day we receive your purchase payment at our Annuity Administrative Office. (See "Requests and Elections" for more information on receipt of purchase payments.)


STATE VARIATIONS

     Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, age issuance limitations, transfer rights and limitations, the right to reject purchase payments, or the right to assess transfer fees. However, please note that the maximum fees and charges for all features and benefits are set forth in the fee table in this prospectus. This prospectus describes all the material features of the contract. If you would like to review a copy of the Contract and endorsements, contact our Annuity Administrative Office.


CONTRACT VALUE AND ACCUMULATION UNIT VALUE

     We determine the value of your Contract by multiplying the number of Accumulation Units credited to your Contract by the appropriate Accumulation Unit Values. The Accumulation Unit Value of each sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects the deduction of all fees and expenses.

     The Accumulation Unit Value of each sub-account was initially set at $1.00. We determine the Accumulation Unit Value by multiplying the most recent Accumulation Unit Value by the net investment factor for that day. The net investment factor for any sub-account reflects the change in net asset value per share of the corresponding Eligible Fund as of the close of regular trading on the New York Stock Exchange from the net asset value most recently determined, the amount of dividends or other distributions made by that Eligible Fund since the last determination of net asset value per share, and daily deductions for the Mortality and Expense Risk Charge and Administration Asset Charge, equal, on an annual basis to 1.65% of the average daily net asset value of the American Funds Bond Sub-Account, the American Funds Growth Sub-Account, the American Funds Growth-Income Sub-Account and the American Funds Global Small Cap Sub-Account, and to 1.40% of the average daily net asset value of all other subaccounts. The net investment factor may be greater or less than one. We describe the formula for determining the net investment factor under the caption "Net Investment Factor" in the Statement of Additional Information.

     If you select the Fixed Account option, the total Contract Value includes the amount of Contract Value held in the Fixed Account. (See "The Fixed Account.") If you have a loan under your Contract, the Contract Value also includes the amount of Contract Value transferred to our general account (but outside of the Fixed Account) due to the loan and any interest credited on that amount. We will credit interest earned on the amount held in the general account due to the loan at least annually to the sub-accounts you selected on the application. (See "Loan Provision for Certain Tax Benefited Retirement Plans.")


PAYMENT ON DEATH PRIOR TO ANNUITIZATION


     Prior to annuitization, your Contract's Death Proceeds will be payable to your Beneficiary if we receive, at our Annuity Administrative Office, due proof of the death of: (1) you as Contract Owner; (2) the first Contract Owner to die, if your Contract has joint owners; or (3) the Annuitant, if your Contract is not owned in an individual capacity. (If there is no named Beneficiary under a joint Contract, the Death Proceeds will be paid to the surviving Contract Owner.) Until the Beneficiary (or first Beneficiary if there are multiple Beneficiaries) submits the necessary documentation in Good Order, any Contract Value attributable to his/her portion of the death benefit that is invested in the Variable Account remains invested and is subject to investment risk. After annuitization, there is no death benefit, however, depending on the annuity payment option you elect, any remaining guarantee (i.e., cash refund amount or guaranteed annuity payment) will be paid to your Beneficiary (see "Annuity Payments" for more information).


     The Contract's Death Proceeds at any time will be the greater of:

       (1) the current Contract Value (next determined after we receive due proof of death or if later an election to continue the Contract or to receive payment(s)) and;

       (2) the minimum guaranteed death benefit.

     During the first six months of your Contract the minimum guaranteed death benefit is equal to your purchase payments adjusted for any partial surrenders (including any applicable surrender charge). Partial surrenders will decrease the minimum guaranteed death benefit by the percentage of Contract Value withdrawn. On the sixth month anniversary of your Contract and on each six month anniversary thereafter, until your 76th birthday or 71st birthday of the oldest joint owner, the minimum guaranteed death benefit is equal to the larger of:

       (1) the minimum guaranteed death benefit that applied to your Contract prior to the recalculation;

       (2) the Contract Value on the date of recalculation.

     The new minimum guaranteed death benefit (plus any subsequent purchase payments, and adjusted for any subsequent surrenders), applies to your Contract until the next recalculation (six month anniversary) date, or until you make a purchase payment or surrender.

     For Contracts issued in New York, the minimum guaranteed death benefit will be recalculated at the beginning of each contract anniversary.

--------------------------------------------------------------------------------

 EXAMPLE:     Assume that we issue your contract with a $10,000 purchase payment on 1/1/07. No further purchase payments are made and during the first six months, no partial surrenders are made. During the first six months, the minimum guaranteed death benefit is $10,000. Assume that on 7/1/07, the Contract Value is
              $10,700. The minimum guaranteed death benefit is reset on that date to $10,700.
              Assume that the Contract Value increases to $11,000 by 12/1/07, and that you request a partial surrender of
              5% of your Contract Value, or $550, on that date. The minimum guaranteed death benefit immediately following the partial surrender is $10,165 [$10,700 - .05($10,700)].
              Assume that on 12/31/07 the Contract Value has decreased to $10,050. The minimum guaranteed death benefit remains at $10,165 and the Death Proceeds payable on 12/31/07 are $10,165.

--------------------------------------------------------------------------------


     OPTIONS FOR DEATH PROCEEDS. For non-tax qualified plans, the Code requires that if the Contract Owner (or, if applicable, Annuitant) dies prior to annuitization, we must pay Death Proceeds within 5 years from the date of death or apply the Death Proceeds to a payment option to begin within one year, but not to exceed the life or life expectancy of the beneficiary and the beneficiary must be a natural person. We will pay the Death Proceeds, reduced by the amount of any outstanding loan plus accrued interest and by any applicable premium tax charge, in a lump sum or apply them to provide one or more of the fixed or variable methods of payment available (see "Annuity Options"). (Certain annuity payment options are not available for the Death Proceeds.) You may elect the form of payment during your lifetime (or during the Annuitant's lifetime, if the Contract is not owned by an individual). This election, particularly for Contracts issued in connection with retirement plans qualifying for tax benefited treatment, is subject to any applicable requirements of federal tax law.


     If you have not elected a form of payment, your Beneficiary has 90 days after we receive due proof of death to make an election. Whether and when such an election is made could affect when the Death Proceeds are deemed to be received under the tax laws.

     The Beneficiary may: (1) receive payment in one sum, either by check, by placing the amount in an account that earns interest (see "Total Control Account" below), or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds; (2) receive payment in the form of certain annuity payment options that begin within one year of the date of death; or (3) if eligible, continue the Contract under the Beneficiary Continuation provision or the Spousal Continuation provision, as further described below. IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AT OUR ANNUITY ADMINISTRATIVE OFFICE, AND THE BENEFICIARY IS ELIGIBLE FOR EITHER THE BENEFICIARY CONTINUATION OR THE SPOUSAL CONTINUATION PROVISION, WE WILL CONTINUE THE CONTRACT UNDER THE APPLICABLE PROVISION.

     There are comparable rules for distributions on the death of the Annuitant under tax qualified plans. However, if the Beneficiary under a tax qualified Contract is the Annuitant's spouse, tax law generally allows distributions to begin by the year in which the Annuitant would have reached age 70 1/2 (which may be more or less than five years after the Annuitant's death).

     If you (or, if applicable, the Annuitant) die on or after annuitization, the remaining interest in the Contract will be distributed as quickly as under the method of distribution in effect on the date of death.

     If we are presented with proof of your death before any requested transaction is completed (including transactions under automated investment strategies and automated withdrawal programs), we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and written payment instructions or election of Spousal Continuation or Beneficiary Continuation.


     --TOTAL CONTROL ACCOUNT.

     A Beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft-writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate.

     Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


     --BENEFICIARY CONTINUATION

     Since tax law requires that Death Proceeds be distributed within five years after the death of a Contract Owner (or, if applicable, the Annuitant), the Beneficiary Continuation provision permits a Beneficiary to keep the Death Proceeds in the Contract and to continue the Contract for a period ending five years after the date of death. The Death Proceeds must meet our published minimum (currently $5,000 for non-tax qualified Contracts and $2,000 for tax qualified Contracts) in order for the Contract to be continued by any Beneficiary.

     IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, WE WILL CONTINUE THE CONTRACT UNDER THE BENEFICIARY CONTINUATION PROVISION FOR A PERIOD ENDING FIVE YEARS AFTER THE DATE OF DEATH. IF BENEFICIARY CONTINUATION IS NOT AVAILABLE BECAUSE THE BENEFICIARY'S SHARE OF THE DEATH PROCEEDS DOES NOT MEET OUR PUBLISHED MINIMUM, HOWEVER, WE WILL PAY THE DEATH PROCEEDS IN A SINGLE SUM UNLESS THE BENEFICIARY ELECTS AN ANNUITY PAYMENT OPTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH.

     The Death Proceeds become the Contract Value on the date of the continuation and are allocated among the accounts in the same proportion as they had been prior to the continuation. In addition, the Beneficiary will have the right to make transfers and fully or partially surrender his or her portion of the Contract Value, but may not make further purchase payments, take loans, or exercise the dollar cost averaging feature. No minimum guaranteed death benefit amount or Contingent Deferred Sales Charge will apply. Five years from the date of death of the Contract Owner (or, if applicable, the Annuitant), we will pay the Beneficiary's Contract Value to the Beneficiary. If the Beneficiary dies during that five year period, the Beneficiary's death benefit is the Contract Value on the date when we receive due proof of death, at our Annuity Administrative Office.


     --SPECIAL OPTIONS FOR SPOUSES

     Under the Spousal Continuation provision, the Contract may be continued after your death prior to annuitization in certain situations: if a Contract has spousal joint owners who are also the only Beneficiaries under the Contract, or if only one spouse is the Contract Owner (or, if applicable, the Annuitant) and the other spouse is the primary Beneficiary. In either of these situations, the surviving spouse may elect, within 90 days after we receive due proof of your death, at our Annuity Administrative Office:

       (1) to receive the Death Proceeds either in one sum or under a permitted payment option;

       (2) to continue the Contract under the Beneficiary Continuation provision; or

       (3) to continue the Contract under the Spousal Continuation provision with the surviving spouse as the Contract Owner (or, if applicable, the Annuitant).

     IF THE SURVIVING SPOUSE DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AT OUR ANNUITY ADMINISTRATIVE OFFICE, WE WILL AUTOMATICALLY CONTINUE THE CONTRACT UNDER THE SPOUSAL CONTINUATION PROVISION IF OUR RULES PERMIT, AND THE SURVIVING SPOUSE WILL NOT BE ABLE TO RECEIVE THE DEATH PROCEEDS AT THAT TIME. The spouse is permitted to make additional purchase payments. The terms and conditions of the Contract that applied prior to the death will continue to apply, with certain exceptions described in the Contract.

     For purposes of the death benefit on the continued contract, Death Proceeds will be calculated the same as prior to continuation except all values used to calculate Death Proceeds are reset on the date the spouse continues the Contract.

     If a loan exists at the time the Contract Owner (or, if applicable, Annuitant) dies, and the Contract is continued under the Spousal Continuation provision, the amount of the outstanding loan plus accrued interest will be treated as a taxable distribution from the Contract to the deceased Contract Owner, and we will reduce the Contract Value accordingly.

     Any Internal Revenue Code reference to "spouse" includes those persons who are married spouses under state law, regardless of sex.

TRANSFER PRIVILEGE

     --GENERAL

     Currently, you may transfer your Contract Value among sub-accounts and/or the Fixed Account without incurring federal income tax consequences. It is not clear, however, whether the Internal Revenue Service will limit the number of transfers between sub-accounts and/or the Fixed Account. See the Statement of Additional Information for the Contract, "Tax Status of the Contract."
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     Transfers During the Accumulation Phase. We currently do not charge a
     ----------------------------------------
 transfer fee or limit the number of transfers. We reserve the right to limit transfers and to charge a transfer fee. If we do change our policy, we will notify you in advance. Currently we allow a maximum of $500,000 and a minimum of $100 for each transfer. (If a sub-account contains less than $100, that full amount may be transferred to a sub-account in which you already invested, or you may transfer this amount in combination with Contract Value from another sub-account so that the total transferred to the new sub-account is at least $100.)


     Transfers During the Annuity Phase. We reserve the right to restrict your
     -----------------------------------
 transfers to one per Contract Year. Currently, we do not impose this limit.
 The same maximum and minimum amounts described above will apply. You may not transfer to the Fixed Account if you are receiving payments under a variable payment option. No transfers are allowed if you are receiving payments under a fixed payment option. Under Contracts issued in New York, you may not transfer any Contract Value to any Portfolio of the American Funds Insurance Series
     during the Annuity Period. For information regarding the impact of sub-account transfers on the level of annuity payments, see the Statement of
     Additional  Information.
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     We may be required to suspend the right to transfers in certain circumstances (see "THE CONTRACTS--Suspension of Payments").

     We will treat as one transfer all transfers requested by you on the same day for all Contracts you own. For multiple transfers requested on the same day, which exceed the $500,000 maximum, we will not execute any amount of the transfer. We will make transfers at the Accumulation Unit Values next determined after we receive your request at our Annuity Administrative Office. We may require that a written transfer request, for all sub-accounts or certain sub-accounts that we specify, be provided to us at our Annuity Administrative Office, signed by a Contract Owner.

     See "Requests and Elections" for information regarding transfers made by written request, by telephone or by Internet.

     We may distribute your Contract Value among no more than twenty Accounts (including the Fixed Account) at any time. We will not process transfer requests not complying with this rule.

     We reserve the right to limit the number of transfers during the accumulation and/or income periods. We also reserve the right to refuse transfers to the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate indicated in your contract. We will notify you, in advance, if we change the above transfer provisions.

     Special rules apply to transfers involving the Fixed Account. We limit
                                                                   --------
transfers out of the Fixed Account as to amount. Currently, we are not imposing
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these restrictions but we have the right to reimpose them at any time. Special limits may apply on purchase payments and amounts transferred into the Fixed Account. See "The Fixed Account" and the Statement of Additional Information.

     RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Contract Owners to transfer Contract Value may dilute the value of the shares of an Eligible Fund (or "portfolio") if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).

     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in those Monitored Funds:

     American Funds Global Small Capitalization Fund
     Baillie Gifford International Stock Portfolio
     Clarion Global Real Estate Portfolio
     Harris Oakmark International Portfolio
     Invesco Small Cap Growth Portfolio
     Loomis Sayles Global Markets Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     MFS(R) Research International Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Oppenheimer Global Equity Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

     We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER ELIGIBLE FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


     As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Eligible Fund and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Eligible Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the Contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent transfer policies established by the Eligible Fund.

     In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in frequent trading, the Eligible Fund may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Contract Owner). You should read the Eligible Fund prospectuses for more details.

     RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Eligible Funds except where the portfolio manager of a particular Eligible Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


DOLLAR COST AVERAGING

     We offer an automated transfer privilege called dollar cost averaging. Under this feature you may request that we transfer an amount of your Contract Value on the same day each month, prior to annuitization, from any one account of your choice to one or more of the other accounts (including the Fixed Account, subject to the limitations on transfers into the Fixed Account). These transfers are made on a date you select or, if you do not select a date, on the date that a purchase payment or Contract Value is allocated to the dollar cost averaging program. However, transfers will be made on the 1st day of the following month for purchase payments or Contract Value allocated to the dollar cost averaging program on the 29th, 30th, or 31st day of a month. You may not allocate Contract Value to more than twenty accounts, including the Fixed Account, at any time. We currently restrict the amount of Contract Value which you may transfer from the Fixed Account. We allow one dollar cost averaging program to be active at a time. Currently, you must transfer a minimum of $100 per transfer. You can make subsequent purchase payments while you have an active dollar cost averaging program in effect, provided however, that no amount will be allocated to the program without your express direction. If you make a subsequent purchase payment while a dollar cost averaging program is in effect, we will not allocate the additional purchase payment to the program unless you tell us to do so. Instead, unless you previously provided different allocation instructions for future subsequent purchase payments or provide new allocation instructions with the subsequent purchase payment, we will allocate the payment to the instructions we have on record. Any purchase payments received after a program has ended will be allocated as described in "THE CONTRACTS--Allocation of Purchase Payments." Although the dollar cost averaging transfer amount will not be increased, we will increase the number of months over which transfers are made. You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. You may not participate in a dollar cost averaging program while you are participating in the asset rebalancing or systematic withdrawal program. We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no charge to you for participating in the program and transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus. (See Appendix A for more information about Dollar Cost Averaging and the Statement of Additional Information for more information on Dollar Cost Averaging and the Fixed Account.)

     GUARANTEED ACCOUNT. Subject to state availability and to the extent allowed by state law, we may credit an interest rate different from the current Fixed Account rate, to eligible payments which you allocate to a Guaranteed Account we establish for the purpose of enhanced dollar cost averaging. The minimum rate credited depends on the date your Contract was issued but will not be less than 1%. The Guaranteed Account is part of our general account. Amounts in a Guaranteed Account are subject to the following limitations.

   o Certain rules and limitations may apply to the purchase payments you can allocate.

   o Amounts in a Guaranteed Account cannot be used as collateral for a loan.

     Under enhanced dollar cost averaging, you currently may select a duration of six or twelve months. The first transfer will be made on the date amounts are allocated to the enhanced dollar cost averaging option. If amounts are received on the 29th, 30th, or 31st of the month, dollar cost averaging transactions will be made on the 1st day of the following month. Subsequent transfers will be made on the same day in subsequent months. If the selected day is not a business day, the transfer will be deducted from the enhanced dollar cost averaging option on the selected day but will be applied to the sub-accounts on the next business day. Enhanced dollar cost averaging interest will not be credited on the transfer amount between the selected day and the next business day.

     The transfer amount will be equal to the amount allocated to the enhanced dollar cost averaging option divided by the selected duration in months. For example, a $12,000 allocation to a six-month enhanced dollar cost averaging option will consist of a $2,000 transfer each month for six months, and may include a final transfer of any remaining amounts, including the interest credited, separately as a seventh transfer.

     If a subsequent premium is allocated to an enhanced rate dollar cost averaging option while dollar cost averaging transfers are currently active, the subsequent payment will be allocated to the active enhanced dollar cost averaging option (6 or 12 months). The monthly dollar cost averaging transfer amount will be increased by the subsequent investment amount divided by the number of months in the selected duration period for the program. Using our example above, a subsequent $6,000 allocation to a 6 month dollar cost averaging program will increase the dollar cost averaging transfer amount from $2,000 to $3,000 ($12,000/6 + $6,000/6). Dollar cost averaging transfers will be made on a last-in first-out basis. If a subsequent premium is allocated to an enhanced rate dollar cost averaging option, the program will end when the assets are exhausted (which may be later than the selected period).

     We will also terminate the program when we receive notice of your death.

     Contact your agent for more information.


ASSET REBALANCING

     We offer an asset rebalancing program for Contract Value. Contract Value allocated to the sub-accounts can be expected to increase or decrease at different rates due to market fluctuations. An asset rebalancing program automatically reallocates your Contract Value among the sub-accounts periodically (quarterly, semi-annually or annually and when available, monthly) to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer

Contract Value from those sub-accounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     You may select an asset rebalancing program when you apply for the contract or at a later date by contacting our Home Office. You specify the percentage allocations to which your contract value will be reallocated among the sub-accounts (excluding the Fixed Account). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of each period on which the New York Stock Exchange is open, we will transfer Contract Value among the sub-accounts to the extent necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Annuity Administrative Office. We will also terminate the program upon notification of your death in Good Order. Asset rebalancing cannot continue beyond the Maturity Date or once annuity payments have commenced. Currently, we don't count transfers made under an asset rebalancing program for purposes of the transfer rules described above.


SURRENDERS

     Before annuitization, you may surrender (withdraw) all or part of your Contract Value. You may receive the proceeds in cash or apply them to a payment option. The proceeds you receive will be the Contract Value determined as of the end of the business day that we receive your request at our Annuity Administrative Office, reduced by the following amounts:

   o any applicable Contingent Deferred Sales Charge;

   o a pro rata portion of the Administration Contract Charge (on a full surrender only);

   o a premium tax charge (in certain states only); and

   o any outstanding loan plus accrued interest (on a full surrender only).

     See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" and "Loan Provision for Certain Tax Benefited Retirement Plans" for a description of these charges and when they apply.

     RESTRICTIONS. Federal tax laws, laws relating to employee benefit plans, or the terms of benefit plans for which the Contracts may be purchased may restrict your right to surrender the Contract.

   o The Optional Retirement Program of the University of Texas System does not permit surrenders prior to the plan participant's death, retirement, or termination of employment in all Texas public institutions of higher education.

   o Federal tax laws impose penalties on certain premature distributions from the Contracts. Full and partial surrenders and systematic withdrawals prior to age 59 1/2 may be subject to a 10% penalty tax (and 25% in the case of a withdrawal from a SIMPLE IRA within the first two years). (See "Federal Income Tax Considerations.")

     Because a surrender may result in adverse tax consequences, you should consult a qualified tax advisor before making the surrender. (See "Federal Income Tax Considerations.")

     How to surrender.

   o You must submit a request to our Annuity Administrative Office. (See "Requests and Elections" for more information on receipt of requests at our annuity administrative office.)

   o You must provide satisfactory evidence of terminal illness, confinement to a nursing home or permanent and total disability (as defined in the Contract) if you would like to have the Contingent Deferred Sales Charge waived. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions.")

   o You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed less favorably).


   o We have to receive your surrender request in our Annuity Administrative

     Office prior to the Maturity Date or the Contract Owner's death; provided,
                                                                      ---------
     however, that you may submit a written surrender request any time prior to
     --------
     the Maturity Date that indicates that the surrender should be processed as of the Maturity Date. Solely for the purpose of calculating and processing such a surrender request, the request will be deemed to have been received on, and the withdrawal amount will be priced according to the accumulation unit value calculated as of, the Maturity Date. Your request must be received at our Annuity Administrative Office on or before the Maturity Date.


     We will normally pay surrender proceeds within seven days after receipt of a request at the Annuity Administrative Office, but we may delay payment, by law, under certain circumstances. (See "Suspension of Payments.") We may also withhold payment of surrender proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

     AMOUNT OF SURRENDER. We will base the amount of the surrender proceeds on the Accumulation Unit Values that are next computed after we receive the completed surrender request at our Annuity Administrative Office. However, if you choose to apply the surrender proceeds to a payment option, we will base the surrender proceeds on Accumulation Unit Values calculated on a later date if you so specify in your request. The amount of a partial surrender is a minimum of $100 unless we consent otherwise. After a partial surrender, your remaining Contract Value must be at least $1,000, unless we consent to a lower amount. If your Contract is subject to an outstanding loan, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $1,000, whichever is greater (unless we consent to a lesser amount). Otherwise, at your option, either we will reduce the amount of the partial surrender or we will treat the transaction as a full surrender that is subject to the full amount of any applicable Contingent Deferred Sales Charge. A partial surrender will reduce your Contract Value in the subaccounts and Fixed Account in proportion to the amount of your Contract Value in each, unless you request otherwise.

     DIVORCE. A withdrawal made pursuant to a divorce or separation instrument is subject to all the same withdrawal charge provision as described in "Contingent Deferred Sales Charge" (if permissible under tax law), will reduce the Contract Value and could have a significant negative impact on the death benefit.


SYSTEMATIC WITHDRAWALS

     Under the Systematic Withdrawal feature you may withdraw a portion of your Contract Value automatically on a monthly basis prior to annuitization. Each month either a fixed dollar amount (which you can change periodically) or the investment gain in the Contract may be withdrawn. If you elect to withdraw the investment gain only, we will not permit loans. Conversely, if you have a loan, you will not be able to elect the investment gain only option under the Systematic Withdrawal feature. If you would like to receive your Systematic Withdrawal payment on or about the first of the month, you should make your request by the 20th day of the month. Currently a withdrawal must be a minimum of $100. If you choose to have the investment gain withdrawn and it is less than $100 for a month, no withdrawal will be made that month. We reserve the right to change the required minimum monthly withdrawal amount. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, we will process the withdrawal on the next business day. The Contingent Deferred Sales Charge will apply to amounts you receive under the Systematic Withdrawal Program in the same manner as it applies to other partial surrenders and surrenders of Contract Value. (See "Contingent Deferred Sales Charge.")

     If you make a partial surrender or a purchase payment at the same time that you are having the investment gain withdrawn under the Systematic Withdrawal feature, we will cancel the Systematic Withdrawal effective as of the next monthly withdrawal date. However, at your option, we will resume Systematic Withdrawals the following month. We will adjust the amount of the Systematic Withdrawals to reflect the purchase payment or partial surrender.

     If you continue to make purchase payments under the Contract while you are making Systematic Withdrawals you could incur any applicable Contingent Deferred Sales Charge on the withdrawals at the same time that you are making the new purchase payments. However, no Contingent Deferred Sales Charge will apply if you are having the investment gain (rather than a fixed dollar amount) withdrawn.

     You may have only one Systematic Withdrawal Program in effect at any time. We will terminate the program upon notification of your death in Good Order.

     The federal tax laws may include systematic withdrawals in your gross income in the year in which you receive the withdrawal amount and will impose a penalty tax of 10% on certain systematic withdrawals which are premature distributions. The application for the Systematic Withdrawal Program sets forth additional terms and conditions.


LOAN PROVISION FOR CERTAIN TAX BENEFITED RETIREMENT PLANS

     Contract loans are available to participants under tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") that are not subject to ERISA and to trustees of Qualified Plans (including those subject to ERISA). Availability of Contract loans is subject to state insurance department approval. The minimum loan amount is currently $1,000. We strongly encourage you to discuss the tax and ERISA implications of loans with a qualified tax advisor.

     We will not permit more than one loan at a time on any Contract except where state regulators require otherwise. Additional limits apply to qualified loans. Please see your plan administrator and/or refer to your contract for details.

     When you take out a loan we will transfer a portion of your Contract Value equal to the amount of the loan to our general account. This portion of Contract Value will earn interest (which is credited to your Contract), currently at the effective rate of 4 1/2% per year. We will credit this earned interest to your Contract's sub-accounts (and to the Fixed Account) annually in accordance with your previous allocation instructions.

     Under current rules, interest charged on the loan will be 6 1/2% per year. Depending on our interpretation of applicable law and on our administrative procedures, the interest rates charged and earned on loaned amounts may be changed (for example, to provide for a variable interest rate) with respect to new loans made. Because the amount moved to the general account as a result of the loan does not participate in the Variable Account's investment experience, a Contract loan can have a permanent effect on your Contract Value and Death Proceeds.

     You must repay loans within 5 years except for certain loans used for the purchase of a principal residence, (which must be repaid within 20 years). We will require repayment of the principal amount and interest on the loan in equal monthly installments under our repayment procedures. Contract loans are subject to applicable retirement program laws and their taxation is determined under the Code.

     Under current practice, if a Contract loan installment repayment is not made, we may (unless restricted by law) make a full or partial surrender of the Contract in the amount of the unpaid installment repayment on the Contract loan. If there is a default on the Contract loan, we may make a full or partial surrender in an amount equal to the outstanding loan balance (plus any applicable Contingent Deferred Sales Charge and Administration Contract Charge in each case). Interest may continue to be charged on any portion of a defaulted loan balance if we are restricted by law from making a full or partial surrender of the Contract to offset the loan. For more information, please refer to "FEDERAL INCOME TAX CONSIDERATIONS"--Taxation of Qualified Contracts" in this prospectus.

     If you have a loan you may not be able to make any partial surrenders. After any partial surrender, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $1,000, whichever is greater (unless we consent to a lesser amount). If a partial surrender by us to enforce the loan repayment schedule would reduce the unloaned Contract Value below this amount, we reserve the right to surrender your entire Contract and apply the Contract Value to the Contingent Deferred Sales Charge, the Administration Contract Charge and the amount owed to us under the loan. If at any time an excess Contract loan exists (that is, the Contract loan balance exceeds the Contract Value), we have the right to terminate your Contract. Termination of the Contract under these circumstances could have adverse tax consequences.

     Unless you request otherwise, Contract loans will reduce the amount of the Contract Value in the accounts in proportion to the Contract Value in each account. If any portion of the Contract loan was attributable to Contract Value in the Fixed Account, then you will have to allocate an equal portion of each loan repayment to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then 50% of each loan repayment will be allocated to the Fixed Account). Unless you request otherwise, we will allocate a repayment to the sub-accounts in the same proportions to which the loan was attributable to the sub-accounts.

     We will reduce the amount of your death proceeds, the amount payable upon surrender of your Contract and the amount applied on the Maturity Date to provide annuity payments by the amount of any outstanding Contract loan plus accrued interest. In these circumstances, the amount of the outstanding Contract loan plus accrued interest generally will be taxed as a taxable distribution.

     We will provide further information regarding loans upon request.


SUSPENSION OF PAYMENTS

     We reserve the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between sub-accounts or to the Fixed Account when permitted under applicable federal laws, rules and regulations. Current federal law permits such suspension or postponement if:
(a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists, as determined by the Securities and Exchange Commission so that it is not practicable to dispose of securities held in the Variable Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of securities holders.

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, annuitize or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Contract to government regulators.


OWNERSHIP RIGHTS

     During the Annuitant's lifetime, all rights under the Contract belong solely to you as the Contract Owner unless otherwise provided.

     These rights include the right to:

   o change the Beneficiary (see also, "Abandoned Property Requirements" below)

   o assign the Contract (subject to limitations)

   o change the payment option

   o exercise all other rights, benefits, options and privileges allowed by the Contract or us.

     For individually owned Contracts where the Contract Owner and Annuitant are not the same, the Contract Owner must be the Contingent Annuitant. This person becomes the Annuitant under your Contract if the Annuitant dies prior to annuitization. Under a jointly owned Contract, if the Annuitant is not one of the Contract Owners, then one Contract Owner must be the Contingent Annuitant. You cannot change the Contingent Annuitant after the death of the Annuitant. If you use a Contract to fund an IRA or TSA Plan, the Contract Owner must be the Annuitant, and we will not allow a Contingent Annuitant.

     Qualified Plans and certain TSA Plans with sufficient employer involvement are deemed to be "Pension Plans" under ERISA and may, therefore, be subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from annuity contracts purchased by a Pension Plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in your Contract. You should consider carefully the tax consequences of the purchase of the Contracts by Pension Plans.

     Contracts offered by the prospectus which we designed to qualify for the favorable tax treatment described below under "Federal Income Tax Considerations" contain restrictions on transfer or assignment, reflecting requirements of the Code which must be satisfied in order to assure continued eligibility for such tax treatment. In accordance with such requirements, ownership of such a Contract may not be changed and the Contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under some limited circumstances. A Contract Owner contemplating a sale, assignment or pledge of the Contract should carefully review its provisions and consult a qualified tax advisor.

     If your Contract is used in connection with deferred compensation plans or retirement plans not qualifying for favorable federal tax treatment, such plans may also restrict the exercise of your rights. You should review the provisions of any such plan.

     ABANDONED PROPERTY REQUIREMENTS. Every state has unclaimed property laws which generally declare non- ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract's proceeds from being paid to the state's abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change (see "Requests and Elections" below).


REQUESTS AND ELECTIONS

     We will treat your request for a Contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. Our Annuity Administrative Office is New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594.

     Subject to our restrictions on frequent or large transfers, requests for sub-account transfers, address changes or reallocation of future purchase payments may be made:

   o By Telephone (1-800-435-4117), between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time

   o Through your Registered Representative

   o In writing to New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594 Des Moines, IA 50306-3594 or

   o By fax (515) 457-4301

   o For transfers or reallocation of future purchase payments, by Internet at www.metlife.com.

     If we have not received your request by 4:00 p.m. Eastern Time, even if due to our delay (such as any delay in answering your telephone call), we will treat your request as having been received on the following business day.

     We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in a form satisfactory to us. Contact us for additional information.

     All other requests must be in written form, satisfactory to us. We may allow requests for a withdrawal, over the telephone, fax or through the Internet, may be subject to certain limitations. To elect this option, you must first provide us with a notice or agreement in Good Order. We may stop offering telephone, fax or Internet transactions at any time in our sole discretion.

     If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

     TELEPHONE AND COMPUTER SYSTEMS. Telephone, facsimile, and computer systems (including the Internet), may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Annuity Administrative Office.

     A recording of daily unit values is available by calling 1-800-333-2501.

     We will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax or Internet are genuine. However, because telephone transactions may be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions.

     All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or election.

     CYBERSECURITY. Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Eligible Funds and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations such as processing Owners' requests and elections and day-to-day recordkeeping, are all executed through computer networks and systems.

     We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on New England Life Insurance Company and the Variable Account, as well as individual Owners and their Contracts. Our operations also could be negatively affected by cybersecurity or regulatory authority or another participant in the financial markets.

     Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Eligible Funds; impact our ability to calculate Accumulation Unit Values; cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.


CONFIRMING TRANSACTIONS

     We will send out written statements confirming that a transaction was recently completed. Certain transactions may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


                       ADMINISTRATION CHARGES, CONTINGENT
                   DEFERRED SALES CHARGE AND OTHER DEDUCTIONS

     We deduct various charges from your Contract Value for the services provided, expenses incurred and risks assumed in connection with your Contract. The charges are:

   o Administration Contract Charge

   o Administration Asset Charge

   o Mortality and Expense Risk Charge

   o Contingent Deferred Sales Charge

   o Premium Tax Charge and Other Expenses

     We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Contingent Deferred Sales Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses. We can profit from certain Contract charges. Please see "Annual Eligible Fund Operating Expenses."


ADMINISTRATION CONTRACT CHARGE

     The annual Administration Contract Charge is the lesser of: 2% of your total Contract Value (including any Contract Value you have allocated to the Fixed Account, and any Contract Value held in our general account as the result of a loan) and $30. This charge (along with the Administration Asset Charge) is for such expenses as issuing Contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the Contracts.

     We deduct the charge from your Contract Value on each Contract anniversary for the prior Contract Year from each sub-account in the ratio of your interest in each to your total Contract Value. We will deduct it on a pro rata basis at annuitization or at the time of a full surrender if it is not on a Contract anniversary. Currently, we do not impose the charge after annuitization. If we issue two Contracts to permit the funding of a spousal IRA, we will impose the Administration Contract Charge only on the Contract to which you have allocated the larger purchase payments in your Contract application. We deduct the charge entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or our general account as the result of a loan.

     We will waive the charge for a Contract Year if (1) your Contract Value at the end of the year was at least $50,000, OR (2) you made at least $1,000 in
                                          --
net deposits (purchase payments minus partial surrenders) during that Contract Year and the Contract Value at the end of the previous Contract Year was at least $25,000. (A pro rata charge will always be made on a full surrender and at annuitization, however, regardless of the amount of your Contract Value.)


ADMINISTRATION ASSET CHARGE

     The Administration Asset Charge is equal to an annual rate of 0.10% of net assets. We deduct this charge on a daily basis from each sub-account. As a percentage of net assets, the Administration Asset Charge will not increase over the life of your Contract, but the total dollar amount of the charge will vary depending on the level of Contract Value in the Variable Account. We will continue to access the Administration Asset Charge after annuitization if annuity payments are made on a variable basis.


MORTALITY AND EXPENSE RISK CHARGE

     We deduct a Mortality and Expense Risk Charge from the Variable Account. The charge is at an annual rate of 1.55% of the daily net assets of the American Funds Bond Sub-Account, American Funds Growth Sub-Account, American Funds Growth-Income Sub-Account and American Funds Global Small Capitalization Sub-Account, and 1.30% of the daily net assets of each other sub-account. We compute and deduct this charge on a daily basis from the assets in each sub-account. This charge is for the guaranteed annuity rates (so that your annuity payments will not be affected by the mortality rate of others), death benefit, and guarantee of Administration charges, regardless of actual expenses incurred. The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include, but are not limited to, issuing Contracts, maintaining records, making and maintaining sub-accounts available under the Contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the Contract, including programs like transfers and dollar cost averaging. The Mortality and Expense Risk Charge as a percentage of Contract Value will not increase over the life of a Contract. The Mortality and Expense Risk Charge will continue to be assessed if annuity payments are made on a variable basis after annuitization. (See "Annuity Payments.")

     If the Mortality and Expense Risk Charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses.


CONTINGENT DEFERRED SALES CHARGE

     We do not deduct or charge for sales expenses from your purchase payments when they are made. However, a Contingent Deferred Sales Charge may apply on certain events ("CDSC events"). CDSC events are: (a) a full or partial surrender of your Contract (including surrenders where you apply the proceeds to certain payment options); or (b) in some circumstances, a withdrawal of the commuted value of amounts that you applied to an annuity payment option.

     When you make a full surrender of your Contract, we take into account the Contingent Deferred Sales Charge in calculating the proceeds you will receive. On a partial surrender, we deduct the Contingent Deferred Sales Charge from the Contract Value remaining after deduction of the amount you requested. We take the Contingent Deferred Sales Charge from the Contract Value in the subaccounts and the Fixed Account in the same proportion as the Contract Value surrendered.

     The Contingent Deferred Sales Charge equals a percentage of each purchase payment. Each purchase payment is subject to the charge for seven years (12 month periods) from the date we receive it, as follows:


NUMBER OF COMPLETE
YEARS FROM RECEIPT
OF PURCHASE PAYMENT                  CHARGE
---------------------------------   -------
  0..............................   7%
  1..............................   6%
  2..............................   5%
  3..............................   4%
  4..............................   3%
  5..............................   2%
  6..............................   1%
  7 and thereafter...............   0%

     In no event will the amount of the Contingent Deferred Sales Charge exceed the equivalent of 8% of the first $50,000 of purchase payments and 6.5% of purchase payments in excess of $50,000.

     In any Contract Year you may surrender the free withdrawal amount without incurring the Contingent Deferred Sales Charge. The free withdrawal amount for each Contract Year is equal to the greater of: (1) 10% of the Contract Value at the beginning of the Contract Year; and (2) the excess of the Contract Value over purchase payments subject to the Contingent Deferred Sales Charge on the date of surrender. Unused free withdrawal amounts do not carry over to the next Contract Year.
--------------------------------------------------------------------------------

 EXAMPLE:     Assume that you make a single purchase payment of $10,000 into the Contract. The following illustrates the free withdrawal amount available under two hypothetical situations.

                          HYPOTHETICAL CONTRACT VALUE


                                                                             10% OF
                                                                          BEGINNING OF   MAXIMUM FREE
                        AT BEGINNING     ON WITHDRAWAL                   YEAR CONTRACT    WITHDRAWAL
                      OF CONTRACT YEAR        DATE       CONTRACT GAIN       VALUE          AMOUNT
                     ------------------ --------------- --------------- --------------- -------------
 Situation 1........       $12,500          $14,000          $4,000          $1,250         $4,000
 Situation 2........       $11,000          $10,000          $    0          $1,100         $1,100

--------------------------------------------------------------------------------

     We will attribute a surrender first to the free withdrawal amount. If you surrender an amount greater than the free withdrawal amount, we will attribute the excess to purchase payments on a "first-in, first-out" basis. That is, we will withdraw your purchase payments in the order you made them.

--------------------------------------------------------------------------------

 EXAMPLE:     Assume that you make a $10,000 purchase payment into the Contract on 6/1/11 and you make another
              $10,000 purchase payment on 2/1/12. The following illustrates the Contingent Deferred Sales Charge that would apply on partial surrenders in two hypothetical situations.

                          HYPOTHETICAL CONTRACT VALUE


                                                                                                  10% OF
                                                                                               BEGINNING OF   MAXIMUM FREE
                                             AT BEGINNING     ON WITHDRAWAL                   YEAR CONTRACT    WITHDRAWAL
                                           OF CONTRACT YEAR        DATE       CONTRACT GAIN       VALUE          AMOUNT
                                          ------------------ --------------- --------------- --------------- -------------
 Situation 1: $7,000 partial surrender on
  12/1/12................................       $22,000          $25,000          $5,000          $2,200         $5,000

     The first $5,000 withdrawn would be free of the Contingent Deferred Sales Charge. We would make the remaining $2,000 of the withdrawal from the oldest purchase payment (i.e. the 6/1/11 purchase payment). A 6% Contingent Deferred Sales Charge would apply to the $2,000, because the withdrawal would be taking place in the second year following the date of the purchase payment.


                          HYPOTHETICAL CONTRACT VALUE


                                                                                                        10% OF
                                                                                                     BEGINNING OF   MAXIMUM FREE
                                                   AT BEGINNING     ON WITHDRAWAL                   YEAR CONTRACT    WITHDRAWAL
                                                 OF CONTRACT YEAR        DATE       CONTRACT GAIN       VALUE          AMOUNT
                                                ------------------ --------------- --------------- --------------- -------------
 Situation 2: $25,000 surrender on 1/1/14......       $30,000          $33,000         $13,000          $3,000        $13,000

     The first $13,000 withdrawn would be free of the Contingent Deferred Sales Charge. We would make the remaining $12,000 of the withdrawal by withdrawing the $10,000 purchase payment made on 6/1/11 and $2,000 of the $10,000 purchase payment that you made on 2/1/12. The Contingent Deferred Sales Charge that would apply is: 3% x $10,000 + 4% x $2,000, or $380. The remaining amount of purchase payments that could be subject to the Contingent Deferred Sales Charge (assuming no further purchase payments were made) would be $8,000.
--------------------------------------------------------------------------------

     Free withdrawal amounts do not reduce the total purchase payments that are potentially subject to the Contingent Deferred Sales Charge under your Contract.

     If your Contract Value is less than your total purchase payments potentially subject to a surrender charge due to a free withdrawal, negative investment performance or deduction of the Administration Contract Charge, we apply the Contingent Deferred Sales Charge to your Contract Value (instead of your purchase payments). Under such circumstances, the following rules apply for calculating the Contingent Deferred Sales Charge: the deficiency will be attributed to your most recent purchase payment first, and subsequent earnings will be credited to that deficiency (and not treated as earnings) until Contract Value exceeds purchase payments.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGE. No Contingent Deferred Sales Charge will apply:

   o After 30 days from the time we issue your Contract if you apply the proceeds to a variable or fixed payment option involving a life contingency (described under "Annuity Options"), or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option (if elected prior to age 85), or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under any of those options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that we would have deducted when you originally applied the Contract proceeds to the option. We will take into account the lapse of time from annuitization to surrender. We will base the portion of the Contingent Deferred Sales Charge which applies on the ratio of (1) the number of whole months remaining, on the date of the withdrawal, until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining, when you applied the proceeds to the option, until the date when the Contingent Deferred Sales Charge would expire. (See example in Appendix B.)

   o If the amount of the Withdrawal Charge that would apply if not for this provision, (1) would constitute less than 0.50% of your Contract Value, and (2) you transfer your total Contract Value to certain eligible contracts issued by the Company or one of its affiliated companies.

   o On full or partial surrenders if you, a joint owner, or Annuitant if the contract is not owned by an individual, become terminally ill (as defined in the Contract), have been confined to a nursing home for more than 90 continuous days, or are permanently and totally disabled (as defined in the Contract). This benefit is only available if you were not over age 65 when we issued the Contract, and may not be available in every state.

   o If under the Spousal Continuation provision the Contract's Maturity Date is reset to a date that is less than seven years after the most recent purchase payment was made.

   o On minimum distributions required by tax law. We currently waive the Withdrawal Charge on required minimum distributions from, or excess contributions to, Qualified Contracts (this exception applies only to amounts that are required to be distributed from this Contract). This waiver applies only if the required minimum distribution exceeds the free withdrawal amount and no previous surrenders were made during the Contract Year. (See "Federal Income Tax Considerations--Taxation of Qualified Contracts.")

     We may also waive the Contingent Deferred Sales Charge if you surrender a Contract in order to purchase a group variable annuity issued by us or an affiliate. We may also waive the Withdrawal Charge if permitted in your State, for certain qualified plans, including 403(a), 403(b) not subject to ERISA, 401(a), 401(k) or 457 plans, if you make a direct transfer to another funding vehicle or annuity contract issued by us or by one of our affiliates and we agree.


PREMIUM AND OTHER TAX CHARGE

     Some states impose a premium tax liability on the date when annuity benefits commence. In those states, we may deduct the premium tax charge from the Contract Value on that date. Currently, South Dakota imposes a premium tax on annuity purchase payments received by insurance companies. We pay this tax when incurred, and recover this tax by imposing a premium tax charge on affected Contracts. We deduct the premium tax charge at the earliest of: a full or partial surrender of the Contract, the date when annuity benefits commence, or payment of the Death Proceeds (including application of the Death Proceeds to the Beneficiary Continuation provision). To determine whether and when a premium tax charge will be imposed on a Contract, we will look to the state of residence of the Annuitant when a surrender is made, annuity benefits commence or Death Proceeds are paid. We reserve the right to impose a premium tax charge when we incur a premium tax or at a later date. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Variable Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.

     Deductions for state premium tax charges currently range from 1/2% to 1.00% of the Contract Value (or, if applicable, purchase payments or Death Proceeds) for Contracts used with retirement plans qualifying for tax benefited treatment under the Code and from 1% to 3.5% of the Contract Value (or, if applicable, Death Proceeds) for all other Contracts. See Appendix C for a list of premium tax rates.

     We also reserve the right to deduct from purchase payments, Contract Value, surrenders or annuity payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and annuity income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


OTHER EXPENSES

     An investment advisory fee is deducted from, and certain other expenses are paid out of, the assets of each Eligible Fund. (See "Expense Table.") The prospectuses and Statements of Additional Information of the Eligible Funds describe these deductions and expenses.

                                ANNUITY PAYMENTS


ELECTION OF ANNUITY

     The annuity period begins at the Maturity Date (or earlier if you surrender the Contract) and provides for payments to be made to the Payee. You may apply your contract value to one of the payment options listed below (or a comparable fixed option). By the time the older of the Contract Owner or Annuitant reaches age 95 (age 90 or ten years after issue of your Contract in New York State), and if you do not either elect to extend the maturity date on the Contract, select a pay-out option or withdraw your entire Contract Value, and your Contract was not issued under certain retirement plans, we will automatically issue you a life annuity with a 10-year guarantee.

     We base the Maturity Date of your Contract on the older of the Contract Owner(s) and the Annuitant. The Maturity Date is the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law). If your Contract is acquired pursuant to an exchange from an old contract (see "The Contracts--Purchase Payments"), the Maturity Date of the Contract would be set at age 95 (or the maximum allowed by state law) regardless of what the maturity date may have been for the old Contract. You may not change the Maturity Date to an earlier date. We may allow you to extend the Maturity Date (subject to restrictions that may apply in your state and our currently established administrative procedures).

     PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT.

     If you and the Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the Contract will continue for the benefit of the Contingent Annuitant. We will reset the Maturity Date if necessary, based on the age of the older Contract Owner.

     You may not change the ownership of your Contract without our consent. If you change ownership, we may require a change in the Maturity Date, based on the new Contract Owner's age. We will base the new Maturity Date on the older of the new Contract Owner and the Annuitant. The new Maturity Date will be the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).

     Unless you elect another option, variable annuity payments will begin at the Maturity Date for the life of the Payee, but for at least ten years. Any Contract Value in the Fixed Account will be applied to provide fixed, not variable, payments. You can change this annuity payment option at any time prior to the Maturity Date. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, we will transfer the amount of your Contract Value applied to the fixed payment option (net of any applicable charges described under "Administration Charges, Contingent Deferred Sales Charge and Other Deductions") to our general account. We will fix the annuity payments in amount and duration by the annuity payment option selected, and the age and sex of the Payee. For Contracts issued in situations involving an employer-sponsored plan subject to ERISA or where required by state law, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee. If you were issued a Contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity rates, the annuity rates we use will not be less than the guaranteed sex-distinct rates in the Contract when issued. You may choose to have annuity payments made on a monthly, quarterly, semi-annual, or annual frequency. (See "Amount of Variable Annuity Payments.")

     Contracts used in connection with retirement plans qualifying for tax benefited treatment may have various requirements for the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.


ANNUITY OPTIONS

     There are several annuity payment options. You may select one of the payment options prior to the Maturity Date, at full or partial surrender, or when death proceeds are payable. (Some options are not available for death proceeds.)

     For a description of the tax consequences of full and partial annuitization, see "FEDERAL INCOME TAX CONSIDERATIONS".

     You select an annuity payment option by written request to us at our Annuity Administrative Office and subject to any applicable federal tax law restrictions.

     If more than one frequency is permitted under your Contract, choosing less frequent payments will result in each annuity payment being larger. Annuity payment options that guarantee that payments will be made for a certain number of years regardless of whether the Payee or Payees are alive (such as the Variable Income for a Specified Number of Years, Variable Life Income with Period Certain, the Variable Income Payments to Age 100, or the Joint and Survivor Variable Life Income, 10 Years Certain options, listed below) result in annuity payments that are smaller than annuity payment options without such a guarantee (such as the Variable Life Income, Joint and Survivor Variable Life Income or the Joint and 2/3 to Survivor Variable Life Income options, listed below).

     The Contract offers the variable annuity payment options listed below.

       Variable Income for a Specified Number of Years. We will make variable payments for the number of years elected, which may not be more than 30 except with our consent. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

       Variable Life Income. We will make variable payments which will continue: while the Payee is living*; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

       Variable Income Payments to Age 100 ("American Income Advantage"). We will make variable payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

       Variable Life Income for Two Lives. We will make variable payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years
    Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

     Other annuity payment options (including other periods certain) may be available from time to time, and you should ask us about their availability. If you do not elect an annuity payment option by the Maturity Date, we will make variable payments under the Contract while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option. Any Contract value in the Fixed Account will be applied to provide fixed, not variable, payments.) If your purchase payments would be less than our published minimum, then you will need our consent to apply the Contract proceeds to an annuity payment option.

     You may withdraw the commuted value of the payments remaining under a variable period certain option (such as the Variable Income for a Specified Number of Years Option). The commuted value is a lump sum of the present value of future annuity payments. You may not commute a fixed period certain option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining payments. For variable income payment options, the calculation of the commuted value will be done using the assumed investment return applicable to the Contract. (See "Amount of Annuity Payments".) For fixed income payment options, the calculation of the commuted value will be done using the then current annuity purchase rates.

     Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

   o The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

   o The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

   o The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

     A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     See the section entitled "ASSET-BASED INSURANCE CHARGES, WITHDRAWAL AND OTHER DEDUCTIONS" to find out whether a Withdrawal Charge applies when you annuitize or withdraw the commuted value of any payments certain.

     If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

     The availability of certain annuity payment options may be restricted on account of Company policy and federal tax law, which among other things, may restrict payment to the life expectancy of the payee and/or may limit the choice of percentage reduction in payments under a joint and survivor option. In addition, these federal tax rules may also limit the use in qualified contracts of annuity payment options that contain a commutation feature because, among other things, income payments must be made at least annually to avoid a 50% excise tax. Accordingly, we reserve the right to restrict the availability under qualified contracts of annuity payment options with commutation features and/or limit the amount that may be withdrawn under such features.

     See the section entitled "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" to find out whether a Contingent Deferred Sales Charge applies when you annuitize or withdraw the commuted value of any payments certain.

     If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

     The availability of certain annuity payment options may be restricted on account of Company policy and federal tax law, which among other things, may restrict payment to the life expectancy of the payee.

     We continue to assess the Mortality and Expense Risk Charge and the Administrative Asset Charge if annuity payments are made under any variable annuity payment option (either before or after the Maturity Date), including an option not involving a life contingency and under which we bear no mortality risk.


AMOUNT OF VARIABLE ANNUITY PAYMENTS

     At the Maturity Date (or any other application of proceeds to a payment option), your Contract Value (reduced by applicable premium tax, administration contract, and contingent deferred sales charges and by any outstanding loan plus accrued interest) is applied toward the purchase of annuity payments. We determine the amount of monthly variable annuity payments on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age, (ii) the assumed investment return selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected.

     The Fixed Account is not available under variable payment options. Current annuity purchase rates may be changed by us periodically, and we will apply them prospectively on a non-discriminatory basis.

     We calculate the initial payment using the assumed investment return you select. The amount of each payment after the initial payment will depend on how the subaccounts perform, relative to the assumed investment return. If the actual net investment return (annualized) exceeds your assumed investment return, the payment will increase. Conversely, if the actual return is less than your assumed investment return, the annuity payment will decrease.

     When selecting an assumed investment return, you should keep in mind that a lower assumed investment return will result in a lower initial annuity payment, but subsequent annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Eligible Funds. On the other hand, a higher assumed investment return will result in a higher initial payment than a lower assumed investment return, but later payments will rise more slowly or fall more rapidly. You may select an assumed investment return of 3.5% or, if allowed by applicable law or regulation, 5%. If you do not choose an assume investment return, we will use 3.5%.

     For more information regarding annuity payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of annuity payment options available, and other important matters.


                 RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

     The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

       1. Plans qualified under Section 401(a) or 403(a) of the Code ("Qualified Plans");

       2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by salary reduction contributions and which are not otherwise subject to ERISA;

       3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs") and Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs"). SARSEPs are only allowed if the Plan was established prior to January 1, 1997;

       4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

       5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including federal employees ("Governmental Plans").

     An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax benefited treatment, as to the rules underlying such plans and as to the state and federal tax aspects of such plans. In particular, the Contract is not intended for use with annuity purchase plans adopted by public schools and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should not be purchased for use with such plans. The Contract previously may have been available for use in TSA Plans funded by transfers from existing 403(b) plans (so-called "90-24 transfers") and which are not otherwise subject to ERISA. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.") The Company may make the Contract available for use with
Section 401(k) plans.

     A summary of the federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "Federal Income Tax Considerations--Taxation of Qualified Contracts." It should be understood that should a tax benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

     In the case of certain TSA Plans, IRAs and Roth IRAs, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

     Because the underlying tax-favored retirement plan itself provides tax
     ----------------------------------------------------------------------
deferral, whether or not a variable annuity is purchased, you should consider
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whether the features and benefits unique to variable annuities are appropriate
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for your needs when purchasing a Qualified Contract.
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                       FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

     Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

     OWNER CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying separate account assets.


TAXATION OF NON-QUALIFIED CONTRACTS

     NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.


     Naming a non-natural person, such as a trust or estate, as a designated beneficiary may eliminate the ability to stretch the payment over an individual's life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code. If a non-natural person, such as a trust, is the owner of a non-qualified contract, the distribution on death rules under the Internal Revenue Code may require payment to begin earlier than expected and may impact the usefulness of the death benefits.


     The following discussion generally applies to Contracts owned by natural persons.

     WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

     It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

     PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

   o made on or after the taxpayer reaches age 59 1/2;

   o made on or after the death of an Owner;

   o attributable to the taxpayer's becoming disabled;

   o made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or

   o under certain single premium immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

     ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. Once the investment in the Contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.


     Once income payments commence, you may not be able to transfer withdrawals to another non-qualified annuity contract as part of a tax-free Section 1035 exchange.


     In general, the amount of each payment under a variable annuity payment option that can be excluded from federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated.

     The federal income tax treatment of an annuity payment option that contains a commutation feature (a feature that allows the Owner to receive a lump sum of the present value of future annuity payments) is uncertain. Specifically, it is possible that (a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.

     Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a deferred annuity, thus requiring payout of any remaining interest in the deferred annuity within five years of an owner's death (or the primary annuitant's death where the owner is not a natural person) or over the designated beneficiary's life (or over a period no longer than the beneficiary's remaining life expectancy) with such payments beginning within 12 months of the date of death if an owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an owner's death (or of a primary annuitant's death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.

     Caution: We will treat the application of less than your entire Contract Value under a Non-Qualified Contract to a pay-out option (receiving annuity income payments) as a taxable withdrawal for federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the annuity income payments received under the rules for variable income annuities. Consult your tax advisor prior to partially annuitizing your contract.

     At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is used to convert to income payments. Consult your tax attorney prior to partially annuitizing your Contract.

     Annuity income payments and amount received on the exercise of a withdrawal or partial withdrawal from an annuity option under your non-qualified contract may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for annuity income payments or withdrawals, whichever is applicable.

     Additionally, if you are under age 59 1/2 at the time annuity income payments commence and intend the annuity income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or (b) five years after annuity income payments commence, will generally invalidate the exception and subject you to additional penalties and interest.

     The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between investment sub-accounts after the annuity starting date. Consult your own tax advisor.

     3.8% TAX ON NET INVESTMENT INCOME. Federal tax law imposes a 3.8% Medicare tax on the lesser of

       (1) the taxpayer's "net investment income," (from nonqualified annuities, interest, dividends, etc., offset by specified allowable deductions), or

       (2) the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

     "Net investment income" in Item 1 does not include distributions from tax-qualified plans (i.e., arrangements described in IRC
(section)(section)401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2.

     You should consult your tax advisor regarding the applicability of this tax to income you would receive under this annuity contract.


     PARTIAL ANNUITIZATION. Starting in 2011, if your Contract allows and you elect to apply less than the entire Contract Value to a pay-out option provided under the Contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments you receive, provided the payout period is 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the Contract will be allocated pro rata between the annuitized portion of the Contract and the portion that remains deferred. Consult your tax adviser prior to partially annuitizing your contract.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. See the Statement of Additional Information as well as "Payment on Death Prior to Annuitization" in this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.


     TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

     WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     MULTIPLE CONTRACTS. The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax advisor.

     FURTHER INFORMATION. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details may be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

     The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

     WITHDRAWALS. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.


     INDIVIDUAL RETIREMENT ACCOUNTS (IRA's), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2016, $5,500 plus, for Owners age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The IRS could conceivably take the position that the offering of death benefits in excess of the greater of (a) Contract Value or (b) return of premium (adjusted for prior distributions) adversely affects the qualification of the Contract as an IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. THE INTERNAL REVENUE SERVICE HAS APPROVED THE FORMS OF THE IRA AND SIMPLE IRA ENDORSEMENTS, WHEN USED WITH THE CONTRACT AND ITS RIDERS. PLEASE BE AWARE THAT THE IRA OR SIMPLE IRA CONTRACT ISSUED TO YOU MAY DIFFER FROM THE FORM OF THE TRADITIONAL IRA OR SIMPLE IRA APPROVED BY THE IRS BECAUSE OF SEVERAL FACTORS SUCH AS DIFFERENT RIDERS AND STATE INSURANCE REQUIREMENTS. ADDITIONALLY, SUCH APPROVAL AS TO THE FORM OF THE CONTRACT BY THE IRS DOES NOT CONSTITUTE ANY APPROVAL OR ENDORSEMENT AS TO THE INVESTMENT PROGRAM THEREUNDER.

     SIMPLE IRA'S permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $12,500 for 2016. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


     ROTH IRAS, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

     CORPORATE PENSION AND PROFIT-SHARING PLANS under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract has an enhanced death benefit that in some cases may exceed the greater of the premium payments or the Contract Value.

     TAX SHELTERED ANNUITIES under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of
(1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

     Under IRS regulations adopted in 2007, employers must meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax-deferred status under 403(b). These regulations were generally effective January 1, 2009. Prior to the 2007 rules, transfers of one annuity contract to another would not result in a loss of tax-deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The 2007 regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is
                                                 -----
subject to the employer requirements referred to above; (2) additional purchase payments made after September 24, 2007, to a contract that was funded by a
              -----
90-24 transfer on or before September 24, 2007, may subject the contract to
               ------------
this new employer requirement.

     In consideration of these regulations, the Contract is no longer available for purchase as a transfer. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments.


     ELIGIBLE SECTION 457(B) PLANS, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer (which must be a tax-exempt entity under Section 501(c) of the Code). In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.


     DEATH BENEFITS. For Contracts purchased in connection with Qualified Plans under Section 401(a) or TSA Plans under Section 403(b), certain death benefits could conceivably be characterized as an incidental benefit, the amount of which is limited in certain pension or profit-sharing plans. Because the death benefit in certain cases may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.


     LOANS. If your Qualified Plan or TSA Plan Contract permits loans, the amount of such loans, the repayment terms and the treatment of defaults are subject to limitations and rules under Section 72(p) of the Code and the regulations thereunder. The terms of your loan will be governed by your loan agreement and the requirements of the tax law (and ERISA, where applicable). Failure to satisfy these requirements will result in adverse tax consequences. Consult your tax adviser prior to applying for a loan.

     REQUIRED MINIMUM DISTRIBUTIONS ("RMDS"). Qualified Contracts (including Contracts issued under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.

     Under final income tax regulations regarding minimum distribution requirements, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Contract Value, as well as all living benefits) must be added to the Contract Value in computing the amount required to be distributed over the applicable period.

     The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax advisor to determine whether your variable income annuity will satisfy these rules for your own situation.

     OTHER TAX ISSUES. Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Taxable eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

     TAX CREDITS AND DEDUCTIONS. We may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

     Commutation Features Under Annuity Payment Options. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature (a feature that allows the Owner to receive a lump sum of the present value of future annuity payments) is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

   o The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

   o The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

   o The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

     See also the discussion of commutation features under "Annuity Payments." A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

     GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

     ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

     PUERTO RICO TAX CONSIDERATIONS. The Puerto Rico Internal Revenue Code of 2011 (the "2011 P.R. Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 P.R. Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 P.R. Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 P.R. Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with your tax advisor regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if you are a resident of Puerto Rico.


POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

     We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.


                                 VOTING RIGHTS

     We are the legal owner of the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by federal securities law, we will give you, as Contract Owner, the right to instruct us how to vote the shares that are attributable to your Contract.

     Prior to annuitization, we determine the number of votes on which you have a right to instruct us, on the basis of your percentage interest in a subaccount and the total number of votes attributable to the subaccount. After annuitization, the number of votes attributable to your Contract is determined on the basis of the reserve for your future annuity payments and the total number of votes attributable to the subaccount. After annuitization the votes attributable to your Contract decrease as reserves underlying your Contract decrease.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares as to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withheld from voting on any proposition in the same proportion as the shares held in that subaccount for all policies or contracts for which we have received voting instructions.

     We will vote for Eligible Fund shares held in our general investment account (or any unregistered separate account for which voting privileges are not given) in the same proportion as the aggregate of (i) the shares for which we received voting instructions and (ii) the shares that we vote in proportion to such voting instructions.

     The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote.


                         DISTRIBUTION OF THE CONTRACTS


     We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution and sale of the Contracts. We are affiliated with Distributor because we are both under common control of MetLife, Inc. Distributor's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036.

Distributor offers the Contracts through its sales representatives. Distributor may also enter into selling agreements with other affiliated broker-dealers ("selling firms") for the sale of the Contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line. We pay commissions to Distributor for sales of the Contracts by its sales representatives, as well as selling firms. Each of the Eligible Funds make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing Fund shares (see "Fee Table--Annual Eligible Fund Operating Expenses" and the Eligible Fund prospectuses). These payments range from 0.15% to 0.55% of Variable Account assets invested in a particular Eligible Fund. Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund.

     Distributor's sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payments received are equal to part or all of the gross dealer concession amounts described below. Sales representatives must meet a minimum level of sales production in order to maintain their agent status with us. Sales representatives can meet the minimum level of sales production through sales of proprietary and/or non-proprietary products. (Proprietary products are those issued by us or our affiliates.) However, sales representatives can meet a lower alternative minimum level of sales production if the sales representative focuses on sales of proprietary products. Therefore, a sales representative may have an incentive to favor the sale of proprietary products. Moreover, because the managers who supervise the representatives receive a higher level of compensation based on sales of proprietary products, these sales managers have an incentive to promote the sale of proprietary products.

     With respect to the Contract, the gross dealer concession is up to 7.50% of each purchase payment, and, starting as early as the second Contract Year, is up to 1.14% of the Contract Value each year the Contract is in force. We do not currently but reserve the right to pay lower gross dealer concession on purchase payments allocated to the Fixed Account and/or Guaranteed Account than we do for purchase payments allocated to the Variable Account. All or a portion of gross dealer concession may be returned if the Contract is not continued through the first Contract Year. Gross dealer concession may also be paid if the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force. A sales representative is entitled to part or all of the gross dealer concession. The percentage to which the representative is entitled is determined by a sliding-scale formula that takes into account the total amount of proprietary and non-proprietary products sold and serviced by the representative.

     Distributor also makes payments for the sale of the Contracts to the Managing Partner who supervises the sales representative. Payments to the Managing Partners vary and depend on a number of factors, including sales of proprietary products, the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency. Because the sales made by the representatives they supervise are a factor in determining Managing Partners' compensation, they also have an incentive to favor the sales of proprietary products. Managing Partners may pay a portion of their cash compensation to their sales representatives.

     Distributor's sales representatives and their managers (and the sales representatives and managers of our affiliates) may also be eligible for additional cash compensation, such as bonuses and, expense allowances (that may be tied to sales of specific products), equity awards (such as stock options), training allowances, supplemental compensation, product level add-ons controlled at the local and company levels, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, and retirement benefits and other benefits. Since some of this additional compensation, in particular, life insurance, disability and retirement benefits, is based primarily on the amount of proprietary products sold, sales representatives and their managers may have an incentive to favor the sale of proprietary products.

     Sales representatives and their managers are also eligible for various non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. In addition, Distributor's sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Contract is sold. This amount is part of the total compensation paid for the sale of the Contract.

     Receipt of the cash compensation described above may provide sales representatives and their Managing Partners with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.

     The commissions payable for Contract sales by selling firms (affiliated and non-affiliated) will not exceed that described above. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. Sales representatives and their managers are also eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms.

     A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

     Commissions and other incentives or payments described above are not charged directly to Contract Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

     We and Distributor may also enter into preferred distribution arrangements with certain affiliated selling firms such as MetLife Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we and Distributor may pay separate, additional compensation to the selling firm for services the selling firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.


     On February 29, 2016, MetLife, Inc. and Massachusetts Mutual Life Insurance Company ("MassMutual") announced they have entered into a definitive agreement for the acquisition by MassMutual of MetLife Securities, Inc. ("MSI"). The transaction is expected to close by mid-2016 and is subject to certain closing conditions, including regulatory approval. As a result of this transaction, MSI will no longer be affiliated with New England Life Insurance Company.



                               THE FIXED ACCOUNT

     The contract has a Fixed Account option. You may allocate net purchase payments and may transfer Contract Value in the Variable Account to the Fixed Account, which is part of our general account. The Fixed Account offers diversification to a variable annuity contract, allowing you to protect principal and earn a guaranteed rate of interest.

     Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and we have been advised that the staff of the Securities and Exchange Commission does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     Our general account consists of all assets owned by us other than those in the Variable Account and the Company's other separate accounts. We have sole discretion over the investment of assets in the general account, including those in the Fixed Account. You do not share in the actual investment experience of the assets in the Fixed Account. Instead, we guarantee that we will credit Contract Values in the Fixed Account with interest at an annual rate that will not be less than the greater of 1.0% or the minimum rate indicated in your contract. (Special rules apply to loan repayments. See the Statement of Additional Information.) We are not obligated to credit interest at a higher rate, although we have sole discretion to do so. We will credit Contract Values in the Fixed Account with interest daily.

     Any purchase payment or portion of Contract Value you allocate to the Fixed Account will earn interest at an annual rate we determine for that deposit for a 12 month period. At the end of each succeeding 12 month period, we will determine the interest rate that will apply to that deposit plus the accrued interest for the next 12 months. This renewal rate may differ from the interest rate that is applied to new deposits on that same day.

CONTRACT VALUE AND FIXED ACCOUNT TRANSACTIONS

     A Contract's total Contract Value will include its Contract Value in the Variable Account, in the Fixed Account, and, for Contracts under which Contract loans are available, any of its Contract Value held in the Company's general account (but outside the Fixed Account) which is the result of a Contract loan.

     Amounts you surrender from the Fixed Account will be on a "first-in, first-out" basis. Amounts you withdraw from the Fixed Account due to a Contract loan will be on a "last-in, first-out" basis. The amounts you allocate to the Fixed Account are subject to the same rights and limitations as are in the Variable Account regarding surrenders and partial surrenders. Special limits, however, apply to transfers involving the Fixed Account (see below).

     Unless you request otherwise, any partial surrender you make will reduce the Contract Value in the sub-accounts of the Variable Account and the Fixed Account, proportionately. In addition, if any portion of your Contract loan comes from Contract Value in the Fixed Account, then you must allocate an equal portion of each loan repayment to the Fixed Account.

     We limit the amount of Contract Value which you may transfer from the Fixed Account, except with our consent to the greater of (i) 25% of Contract Value in the Fixed Account at the end of the first day of the Contract Year, or
(ii) the amount of Contract Value that you transferred from the Fixed Account in the prior Contract Year. However, these limits do not apply to new deposits to the Fixed Account for which the dollar cost averaging program has been elected within 30 days from the date of deposit. Amounts you transfer to the sub-accounts from the Fixed Account will be on a "last-in, first-out" basis; that is, they will be made in the reverse order in which you made deposits into the Fixed Account. Currently we are not imposing the restrictions on transfers out of the Fixed Account but we have the right to reimpose them at any time. We reserve the right to restrict purchase payments and transfers to the Fixed Account. You should be aware that it may take a while (even if you make no additional purchase payments or transfers into the Fixed Account) to make a complete transfer of your balance from the Fixed Account if transfer restrictions are imposed. It is important to consider when deciding to invest in the Fixed Account whether the transfer restrictions fit your risk tolerance and time horizon. See the Statement of Additional Information.

     We will deduct the annual Administration Contract Charge entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or our general account as the result of a loan.

     For more information on the Fixed Account please refer to the Statement of Additional Information.


                       INVESTMENT PERFORMANCE INFORMATION

     We may advertise or include in sales literature (i) current and effective yields for the sub-accounts; (ii) total returns for the sub-accounts, (iii) non-standard returns for the sub-accounts and (iv) historical and hypothetical illustrations of the growth and value of a purchase payment or payments invested in the sub-accounts for a specified period. Total returns for the sub-accounts are based on the investment performance of the corresponding Eligible Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a sub-account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.


YIELDS


     The current yield of the BlackRock Ultra-Short Term Bond Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified 7-day period. The current yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

     The yield of a Sub-Account (besides the BlackRock Ultra-Short Term Bond Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

STANDARD RETURN

     The total return of a sub-account refers to return quotations assuming an investment under a Contract has been held in the sub-account for the stated times. Average annual total return of a sub-account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a sub-account for the specified period. Standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the sub-account, including any Contingent Deferred Sales Charge that would apply if you terminated a Contract at the end of each period indicated, but excluding any deductions for premium taxes. Standardized total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the sub-account if any of those periods are not available.


NON-STANDARD RETURN

     "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions may not include the Contingent Deferred Sales Charge. We may from time to time disclose average annual total return for non-standard periods and cumulative total return for a sub-account. Non-standard performance will be accompanied by standard performance.

     We may also illustrate what would have been the growth and value of a specified purchase payment or payments if it or they had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds had commenced operations. This illustration will show Contract Value and Surrender Value, calculated in the same manner as average annual total return, as of the end of each year, ending with the date of the illustration. Surrender Value reflects the deduction of any Contingent Deferred Sales Charge that may apply, but does not reflect the deduction of any premium tax charge. We may also show annual percentage changes in Contract Value and Surrender Value, cumulative returns, and annual effective rates of return. We determine the annual percentage change in Contract Value by taking the difference between the Contract Value or Surrender Value at the beginning and at the end of each year and dividing it by the beginning Contract Value or Surrender Value. We determine cumulative return by taking the difference between the investment at the beginning of the period and the ending Contract Value or Surrender Value and dividing it by the investment at the beginning of the period. We calculate the annual effective rate of return in the same manner as average annual total return.

     We may show the percent change in accumulation unit value and annual effective rate of return of a subaccount. Accumulation unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Contract Administration Fee. The percent change in accumulation unit value is calculated by dividing the difference in accumulation unit values at the beginning and end of the period by the beginning accumulation unit value. See the Statement of Additional Information for a description of the method for calculating the annual effective rate of return.

     We may present illustrations for a hypothetical Contract assuming monthly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present illustrations designed to show required minimum distributions and other values for hypothetical Contracts under certain qualified plans.

     We may also illustrate growth and value of a specified purchase payment or payments in the same manner as described above based on hypothetical returns.


OTHER PERFORMANCE

     In advertising and sales literature, we may compare the performance of each sub-account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the sub-accounts. Advertising and sales literature may also show the performance rankings of the sub-accounts assigned by independent services, such as Variable Annuity Research Data Services ("VARDS") or may compare to the performance of a sub-account to that of a widely used index, such as Standard & Poor's Index of 500 Common Stocks. We may also use other independent ranking services and indexes as a source of performance comparison.


                               LEGAL PROCEEDINGS

     In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/ or material settlement payments have been made.

     It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of NELICO to meet its obligations under the Contracts.


                              FINANCIAL STATEMENTS

     Financial statements for the New England Variable Annuity Separate Account, New England Life Insurance Company and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to MetLife Investors Distribution Company at 1095 Avenue of the Americas, New York, NY 10036 or telephoning 1-800-777-5897 or visiting our website at www.metlife.com.

                            ACCUMULATION UNIT VALUES

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


     Set forth below are accumulation unit values through December 31, 2015 for each Sub-Account of the New England Variable Annuity Separate Account.




                                                1.40% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
American Funds(R) Balanced Allocation Sub-Account (Class C)
   04/28/2008 to 12/31/2008........    10.008465          7.011667                29
   01/01/2009 to 12/31/2009........     7.011667          8.941853                86
   01/01/2010 to 12/31/2010........     8.941853          9.889880                79
   01/01/2011 to 12/31/2011........     9.889880          9.545193                71
   01/01/2012 to 12/31/2012........     9.545193         10.685140                62
   01/01/2013 to 12/31/2013........    10.685140         12.489271                66
   01/01/2014 to 12/31/2014........    12.489271         13.060633                62
   01/01/2015 to 12/31/2015........    13.060633         12.788193                59
American Funds(R) Growth Allocation Sub-Account (Class C)
   04/28/2008 to 12/31/2008........     9.998466          6.359814                 8
   01/01/2009 to 12/31/2009........     6.359814          8.406163                 7
   01/01/2010 to 12/31/2010........     8.406163          9.407014                 7
   01/01/2011 to 12/31/2011........     9.407014          8.837455                 8
   01/01/2012 to 12/31/2012........     8.837455         10.122028                17
   01/01/2013 to 12/31/2013........    10.122028         12.487463                18
   01/01/2014 to 12/31/2014........    12.487463         13.100436                 7
   01/01/2015 to 12/31/2015........    13.100436         12.820674                 5
American Funds(R) Moderate Allocation Sub-Account (Class C)
   04/28/2008 to 12/31/2008........    10.018465          7.685380                24
   01/01/2009 to 12/31/2009........     7.685380          9.351642                45
   01/01/2010 to 12/31/2010........     9.351642         10.135248                86
   01/01/2011 to 12/31/2011........    10.135248         10.013751                50
   01/01/2012 to 12/31/2012........    10.013751         10.944060                41
   01/01/2013 to 12/31/2013........    10.944060         12.251046                40
   01/01/2014 to 12/31/2014........    12.251046         12.816991                26
   01/01/2015 to 12/31/2015........    12.816991         12.547047                25
Baillie Gifford International Stock Sub-Account (Class A)
   01/01/2006 to 12/31/2006........     1.621749          1.862971            16,415
   01/01/2007 to 12/31/2007........     1.862971          2.026673            12,299
   01/01/2008 to 12/31/2008........     2.026673          1.116569             8,685
   01/01/2009 to 12/31/2009........     1.116569          1.345138             6,866
   01/01/2010 to 12/31/2010........     1.345138          1.422100             5,890
   01/01/2011 to 12/31/2011........     1.422100          1.123696             4,692
   01/01/2012 to 12/31/2012........     1.123696          1.324259             4,001
   01/01/2013 to 12/31/2013........     1.324259          1.508805             3,475
   01/01/2014 to 12/31/2014........     1.508805          1.441645             3,035
   01/01/2015 to 12/31/2015........     1.441645          1.393596             2,735
Barclays Aggregate Bond Index Sub-Account (Class B)
   01/01/2006 to 12/31/2006........     1.283163          1.313620             7,749
   01/01/2007 to 12/31/2007........     1.313620          1.381538             6,323
   01/01/2008 to 12/31/2008........     1.381538          1.438987             3,549
   01/01/2009 to 12/31/2009........     1.438987          1.489643             2,799
   01/01/2010 to 12/31/2010........     1.489643          1.552567             2,211
   01/01/2011 to 12/31/2011........     1.552567          1.642543             1,842
   01/01/2012 to 12/31/2012........     1.642543          1.678297             1,578
   01/01/2013 to 12/31/2013........     1.678297          1.613067             1,312
   01/01/2014 to 12/31/2014........     1.613067          1.677780             1,011
   01/01/2015 to 12/31/2015........     1.677780          1.655936               883

                                                1.40% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
BlackRock Bond Income Sub-Account
   01/01/2006 to 12/31/2006........     4.772425          4.913914             9,252
   01/01/2007 to 12/31/2007........     4.913914          5.150240             6,928
   01/01/2008 to 12/31/2008........     5.150240          4.904357             4,352
   01/01/2009 to 12/31/2009........     4.904357          5.294063             3,281
   01/01/2010 to 12/31/2010........     5.294063          5.655715             2,710
   01/01/2011 to 12/31/2011........     5.655715          5.943342             2,157
   01/01/2012 to 12/31/2012........     5.943342          6.302492             1,868
   01/01/2013 to 12/31/2013........     6.302492          6.167246             1,553
   01/01/2014 to 12/31/2014........     6.167246          6.512361             1,341
   01/01/2015 to 12/31/2015........     6.512361          6.459941             1,180
BlackRock Capital Appreciation Sub-Account (Class A)
   01/01/2006 to 12/31/2006........     2.741932          2.815594            24,947
   01/01/2007 to 12/31/2007........     2.815594          3.295834            19,000
   01/01/2008 to 12/31/2008........     3.295834          2.063421            14,251
   01/01/2009 to 12/31/2009........     2.063421          2.783308            11,689
   01/01/2010 to 12/31/2010........     2.783308          3.288619            10,022
   01/01/2011 to 12/31/2011........     3.288619          2.952869             8,354
   01/01/2012 to 12/31/2012........     2.952869          3.330083             7,031
   01/01/2013 to 12/31/2013........     3.330083          4.407490             6,061
   01/01/2014 to 12/31/2014........     4.407490          4.732933             4,886
   01/01/2015 to 12/31/2015........     4.732933          4.960183             4,182
BlackRock Capital Appreciation Sub-Account (Class A) (previously BlackRock Legacy Large Cap
Growth Sub-Account (Class A) and before that FI Large Cap
Sub-Account)
   05/01/2006 to 12/31/2006........    17.091180         17.290064                 1
   01/01/2007 to 12/31/2007........    17.290064         17.683059                 2
   01/01/2008 to 12/31/2008........    17.683059          9.598675                 2
   01/01/2009 to 05/01/2009........     9.598675         10.017096                 0
BlackRock Large Cap Value Sub-Account (Class E)
   01/01/2006 to 12/31/2006........     1.232291          1.448572             1,257
   01/01/2007 to 12/31/2007........     1.448572          1.475061             1,273
   01/01/2008 to 12/31/2008........     1.475061          0.944857               850
   01/01/2009 to 12/31/2009........     0.944857          1.035857               712
   01/01/2010 to 12/31/2010........     1.035857          1.113422               614
   01/01/2011 to 12/31/2011........     1.113422          1.121332               533
   01/01/2012 to 12/31/2012........     1.121332          1.261983               429
   01/01/2013 to 12/31/2013........     1.261983          1.641245               368
   01/01/2014 to 12/31/2014........     1.641245          1.776871               299
   01/01/2015 to 12/31/2015........     1.776871          1.645864               290
BlackRock Money Market Sub-Account
   01/01/2006 to 12/31/2006........     2.342362          2.421031             9,479
   01/01/2007 to 12/31/2007........     2.421031          2.508405             8,853
   01/01/2008 to 12/31/2008........     2.508405          2.544015             7,147
   01/01/2009 to 12/31/2009........     2.544015          2.519198             4,698
   01/01/2010 to 12/31/2010........     2.519198          2.484438             3,301
   01/01/2011 to 12/31/2011........     2.484438          2.449991             2,411
   01/01/2012 to 12/31/2012........     2.449991          2.415744             1,944
   01/01/2013 to 12/31/2013........     2.415744          2.382158             1,551
   01/01/2014 to 12/31/2014........     2.382158          2.349039             1,224
   01/01/2015 to 12/31/2015........     2.349039          2.316456               922
Clarion Global Real Estate Sub-Account
   01/01/2006 to 12/31/2006........    14.337160         19.451786               362
   01/01/2007 to 12/31/2007........    19.451786         16.301648               265
   01/01/2008 to 12/31/2008........    16.301648          9.375546               177
   01/01/2009 to 12/31/2009........     9.375546         12.456502               136
   01/01/2010 to 12/31/2010........    12.456502         14.261852               113
   01/01/2011 to 12/31/2011........    14.261852         13.278301                92
   01/01/2012 to 12/31/2012........    13.278301         16.495575                93
   01/01/2013 to 12/31/2013........    16.495575         16.842986                64
   01/01/2014 to 12/31/2014........    16.842986         18.812389                53
   01/01/2015 to 12/31/2015........    18.812389         18.290851                45
ClearBridge Aggressive Growth Sub-Account (Class A)
   05/02/2011 to 12/31/2011........     0.855881          0.777297             4,217
   01/01/2012 to 12/31/2012........     0.777297          0.910634             3,541
   01/01/2013 to 12/31/2013........     0.910634          1.310201             2,985
   01/01/2014 to 12/31/2014........     1.310201          1.539009             3,555
   01/01/2015 to 12/31/2015........     1.539009          1.459798             3,038

                                                1.40% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
ClearBridge Aggressive Growth Sub-Account (Class A) (previously ClearBridge Aggressive
Growth Sub-Account II (Class B))
   04/30/2007 to 12/31/2007........   145.834124        178.900463                 4
   01/01/2008 to 12/31/2008........   178.900463        102.320777                 7
   01/01/2009 to 12/31/2009........   102.320777        144.137883                 7
   01/01/2010 to 12/31/2010........   144.137883        155.491489                 6
   01/01/2011 to 12/31/2011........   155.491489        141.764919                 6
   01/01/2012 to 12/31/2012........   141.764919        171.257403                 5
   01/01/2013 to 12/31/2013........   171.257403        217.489397                 4
   01/01/2014 to 04/25/2014........   217.489397        226.473177                 0
ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason ClearBridge
Aggressive Growth Sub-Account (Class A) (previously Legg
Mason Value Equity Sub-Account (Class A))
   05/01/2006 to 12/31/2006........     0.951421          1.021357            17,464
   01/01/2007 to 12/31/2007........     1.021357          0.949456            13,109
   01/01/2008 to 12/31/2008........     0.949456          0.426633             9,152
   01/01/2009 to 12/31/2009........     0.426633          0.579674             7,574
   01/01/2010 to 12/31/2010........     0.579674          0.616487             5,960
   01/01/2011 to 04/29/2011........     0.616487          0.655701                 0
ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason ClearBridge
Aggressive Growth Sub-Account (Class A), and before that, Legg
Mason Partners Aggressive Growth Sub-Account (Class B), and before that, Legg Mason
Aggressive Growth Sub-Account which was fomerly Janus
Aggressive Growth Sub-Account, and before that, Janus Growth Sub-Account))
   01/01/2006 to 12/31/2006........     0.810729          0.785591             2,029
   01/01/2007 to 12/31/2007........     0.785591          0.792170             1,706
   01/01/2008 to 12/31/2008........     0.792170          0.476078             1,035
   01/01/2009 to 12/31/2009........     0.476078          0.624201               653
   01/01/2010 to 12/31/2010........     0.624201          0.761942               564
   01/01/2011 to 04/29/2011........     0.761942          0.855979                 0
Frontier Mid Cap Growth Sub-Account (Class B)
   01/01/2006 to 12/31/2006........    40.528355         42.551290                 3
   01/01/2007 to 12/31/2007........    42.551290         50.447102                 7
   01/01/2008 to 12/31/2008........    50.447102         26.941035                 7
   01/01/2009 to 12/31/2009........    26.941035         39.600328                 7
   01/01/2010 to 12/31/2010........    39.600328         44.905265                 5
   01/01/2011 to 12/31/2011........    44.905265         42.845450                 5
   01/01/2012 to 12/31/2012........    42.845450         46.763970                 4
   01/01/2013 to 12/31/2013........    46.763970         61.070696                 3
   01/01/2014 to 12/31/2014........    61.070696         66.771339                 3
   01/01/2015 to 12/31/2015........    66.771339         67.557744                 3
Harris Oakmark International Sub-Account (Class E)
   01/01/2006 to 12/31/2006........     1.579557          2.009147             6,239
   01/01/2007 to 12/31/2007........     2.009147          1.961255             5,357
   01/01/2008 to 12/31/2008........     1.961255          1.144360             3,327
   01/01/2009 to 12/31/2009........     1.144360          1.752111             2,519
   01/01/2010 to 12/31/2010........     1.752111          2.012946             2,104
   01/01/2011 to 12/31/2011........     2.012946          1.704730             1,731
   01/01/2012 to 12/31/2012........     1.704730          2.172950             1,698
   01/01/2013 to 12/31/2013........     2.172950          2.799454             1,882
   01/01/2014 to 12/31/2014........     2.799454          2.604133             1,751
   01/01/2015 to 12/31/2015........     2.604133          2.453553             1,642
Invesco Mid Cap Value Sub-Account (Class B)
   04/30/2012 to 12/31/2012........     2.532564          2.603470             1,026
   01/01/2013 to 12/31/2013........     2.603470          3.345303               803
   01/01/2014 to 12/31/2014........     3.345303          3.616906               689
   01/01/2015 to 12/31/2015........     3.616906          3.246291               629
Invesco Mid Cap Value Sub-Account (Class B) (previously Lord Abbett Mid Cap Value
Sub-Account (Class B) and before that Neuberger Berman Mid Cap
Value Sub-Account)
   01/01/2006 to 12/31/2006........     2.389785          2.620536             4,302
   01/01/2007 to 12/31/2007........     2.620536          2.666358             3,347
   01/01/2008 to 12/31/2008........     2.666358          1.380911             2,331
   01/01/2009 to 12/31/2009........     1.380911          2.011819             1,883
   01/01/2010 to 12/31/2010........     2.011819          2.500653             1,574
   01/01/2011 to 12/31/2011........     2.500653          2.301378             1,269
   01/01/2012 to 04/27/2012........     2.301378          2.544983                 0

                                                1.40% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
Invesco Small Cap Growth Sub-account
   01/01/2006 to 12/31/2006........     1.300044          1.463841               374
   01/01/2007 to 12/31/2007........     1.463841          1.603183               277
   01/01/2008 to 12/31/2008........     1.603183          0.968590               167
   01/01/2009 to 12/31/2009........     0.968590          1.278146               149
   01/01/2010 to 12/31/2010........     1.278146          1.590394               120
   01/01/2011 to 12/31/2011........     1.590394          1.551373                90
   01/01/2012 to 12/31/2012........     1.551373          1.808574                92
   01/01/2013 to 12/31/2013........     1.808574          2.499952                81
   01/01/2014 to 12/31/2014........     2.499952          2.660215                53
   01/01/2015 to 12/31/2015........     2.660215          2.578381                51
Jennison Growth Sub-Account (Class A)
   01/01/2006 to 12/31/2006........     0.493718          0.500291            10,627
   01/01/2007 to 12/31/2007........     0.500291          0.550886             8,389
   01/01/2008 to 12/31/2008........     0.550886          0.345330             5,606
   01/01/2009 to 12/31/2009........     0.345330          0.476704             4,336
   01/01/2010 to 12/31/2010........     0.476704          0.524739             3,563
   01/01/2011 to 12/31/2011........     0.524739          0.520119             2,845
   01/01/2012 to 12/31/2012........     0.520119          0.593806             3,269
   01/01/2013 to 12/31/2013........     0.593806          0.802220             2,194
   01/01/2014 to 12/31/2014........     0.802220          0.862707             1,808
   01/01/2015 to 12/31/2015........     0.862707          0.942457             1,627
Jennison Growth Sub-Account (Class B) (previously Oppenheimer Capital Appreciation
Sub-Account)
   01/01/2006 to 12/31/2006........     8.629752          9.158221                45
   01/01/2007 to 12/31/2007........     9.158221         10.320556                40
   01/01/2008 to 12/31/2008........    10.320556          5.501470                34
   01/01/2009 to 12/31/2009........     5.501470          7.795846                24
   01/01/2010 to 12/31/2010........     7.795846          8.409877                14
   01/01/2011 to 12/31/2011........     8.409877          8.178700                14
   01/01/2012 to 04/27/2012........     8.178700          9.201007                 0
Legg Mason Value Equity Sub-Account (previously MFS(R) Investors Trust Sub-Account)
   01/01/2006 to 04/30/2006........     0.913333          0.956292                 0
Loomis Sayles Global Markets Sub-Account (Class B)
   04/29/2013 to 12/31/2013........    13.021257         14.310803                14
   01/01/2014 to 12/31/2014........    14.310803         14.601130                11
   01/01/2015 to 12/31/2015........    14.601130         14.574906                11
Loomis Sayles Global Markets Sub-Account (Class B) (previously Met/Franklin Income
Sub-Account (Class B))
   04/28/2008 to 12/31/2008........     9.998466          7.986381                10
   01/01/2009 to 12/31/2009........     7.986381         10.066938                19
   01/01/2010 to 12/31/2010........    10.066938         11.100437                15
   01/01/2011 to 12/31/2011........    11.100437         11.180051                 9
   01/01/2012 to 12/31/2012........    11.180051         12.401036                12
   01/01/2013 to 04/26/2013........    12.401036         12.944649                 0
Loomis Sayles Small Cap Core Sub-Account
   01/01/2006 to 12/31/2006........     2.860717          3.291587            14,821
   01/01/2007 to 12/31/2007........     3.291587          3.631869            11,342
   01/01/2008 to 12/31/2008........     3.631869          2.295687             8,124
   01/01/2009 to 12/31/2009........     2.295687          2.948533             6,391
   01/01/2010 to 12/31/2010........     2.948533          3.707921             5,417
   01/01/2011 to 12/31/2011........     3.707921          3.678095             4,405
   01/01/2012 to 12/31/2012........     3.678095          4.154541             3,714
   01/01/2013 to 12/31/2013........     4.154541          5.778080             3,236
   01/01/2014 to 12/31/2014........     5.778080          5.911910             2,612
   01/01/2015 to 12/31/2015........     5.911910          5.742515             2,330
Loomis Sayles Small Cap Growth Sub-Account
   01/01/2006 to 12/31/2006........     1.004244          1.086578             2,817
   01/01/2007 to 12/31/2007........     1.086578          1.117621             2,209
   01/01/2008 to 12/31/2008........     1.117621          0.646788             1,444
   01/01/2009 to 12/31/2009........     0.646788          0.827069             1,133
   01/01/2010 to 12/31/2010........     0.827069          1.071239               965
   01/01/2011 to 12/31/2011........     1.071239          1.085376               846
   01/01/2012 to 12/31/2012........     1.085376          1.186799               750
   01/01/2013 to 12/31/2013........     1.186799          1.736497               641
   01/01/2014 to 12/31/2014........     1.736497          1.728359               527
   01/01/2015 to 12/31/2015........     1.728359          1.728654               457

                                                1.40% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
Lord Abbett Bond Debenture Sub-Account
   01/01/2006 to 12/31/2006........     1.685870          1.814575             5,469
   01/01/2007 to 12/31/2007........     1.814575          1.906408             4,374
   01/01/2008 to 12/31/2008........     1.906408          1.530120             2,927
   01/01/2009 to 12/31/2009........     1.530120          2.063699             2,248
   01/01/2010 to 12/31/2010........     2.063699          2.298871             1,846
   01/01/2011 to 12/31/2011........     2.298871          2.368066             1,480
   01/01/2012 to 12/31/2012........     2.368066          2.637291             1,123
   01/01/2013 to 12/31/2013........     2.637291          2.808131               935
   01/01/2014 to 12/31/2014........     2.808131          2.902811               704
   01/01/2015 to 12/31/2015........     2.902811          2.800212               606
Met/Artisan Mid Cap Value Sub-Account
   01/01/2006 to 12/31/2006........     3.679117          4.079937            17,220
   01/01/2007 to 12/31/2007........     4.079937          3.747804            12,873
   01/01/2008 to 12/31/2008........     3.747804          1.995337             8,451
   01/01/2009 to 12/31/2009........     1.995337          2.785395             6,349
   01/01/2010 to 12/31/2010........     2.785395          3.159883             5,212
   01/01/2011 to 12/31/2011........     3.159883          3.326612             4,153
   01/01/2012 to 12/31/2012........     3.326612          3.669279             3,421
   01/01/2013 to 12/31/2013........     3.669279          4.951817             2,984
   01/01/2014 to 12/31/2014........     4.951817          4.977079             2,484
   01/01/2015 to 12/31/2015........     4.977079          4.444476             2,140
Met/Franklin Low Duration Total Return Sub-Account
   05/02/2011 to 12/31/2011........     9.988083          9.767007                 0
   01/01/2012 to 12/31/2012........     9.767007         10.054067                 1
   01/01/2013 to 12/31/2013........    10.054067         10.029369               158
   01/01/2014 to 12/31/2014........    10.029369          9.994549                 5
   01/01/2015 to 12/31/2015........     9.994549          9.794250                 4
MetLife Asset Allocation 100 Sub-Account (Class A) (previously MetLife Aggressive
Allocation Sub-Account)
   01/01/2006 to 12/31/2006........    11.150576         12.717820                19
   01/01/2007 to 12/31/2007........    12.717820         12.949992                36
   01/01/2008 to 12/31/2008........    12.949992          7.604288                28
   01/01/2009 to 12/31/2009........     7.604288          9.859832                38
   01/01/2010 to 12/31/2010........     9.859832         11.248397                23
   01/01/2011 to 04/29/2011........    11.248397         12.197241                 0
MetLife Asset Allocation 100 Sub-Account (Class B)
   05/02/2011 to 12/31/2011........    12.160754         10.414730                23
   01/01/2012 to 12/31/2012........    10.414730         11.988490                27
   01/01/2013 to 12/31/2013........    11.988490         15.310139                26
   01/01/2014 to 12/31/2014........    15.310139         15.865534                22
   01/01/2015 to 12/31/2015........    15.865534         15.330779                20
MetLife Asset Allocation 20 Sub-Account (Class B)
   01/01/2006 to 12/31/2006........    10.299739         10.856842                65
   01/01/2007 to 12/31/2007........    10.856842         11.301500               108
   01/01/2008 to 12/31/2008........    11.301500          9.540600               103
   01/01/2009 to 12/31/2009........     9.540600         11.338992               101
   01/01/2010 to 12/31/2010........    11.338992         12.305328                65
   01/01/2011 to 12/31/2011........    12.305328         12.529284                71
   01/01/2012 to 12/31/2012........    12.529284         13.488260               102
   01/01/2013 to 12/31/2013........    13.488260         13.870825                66
   01/01/2014 to 12/31/2014........    13.870825         14.289647                57
   01/01/2015 to 12/31/2015........    14.289647         14.008475                47
MetLife Asset Allocation 40 Sub-Account (Class B)
   01/01/2006 to 12/31/2006........    10.517665         11.349099               147
   01/01/2007 to 12/31/2007........    11.349099         11.728876               290
   01/01/2008 to 12/31/2008........    11.728876          9.067698               193
   01/01/2009 to 12/31/2009........     9.067698         11.058754               173
   01/01/2010 to 12/31/2010........    11.058754         12.162022               172
   01/01/2011 to 12/31/2011........    12.162022         12.119093               143
   01/01/2012 to 12/31/2012........    12.119093         13.319397               125
   01/01/2013 to 12/31/2013........    13.319397         14.569140               132
   01/01/2014 to 12/31/2014........    14.569140         15.074351                97
   01/01/2015 to 12/31/2015........    15.074351         14.705231                86

                                                1.40% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
MetLife Asset Allocation 60 Sub-Account (Class B)
   01/01/2006 to 12/31/2006........    10.748464         11.854319              267
   01/01/2007 to 12/31/2007........    11.854319         12.196651              421
   01/01/2008 to 12/31/2008........    12.196651          8.582985              400
   01/01/2009 to 12/31/2009........     8.582985         10.709108              340
   01/01/2010 to 12/31/2010........    10.709108         11.951194              340
   01/01/2011 to 12/31/2011........    11.951194         11.624061              293
   01/01/2012 to 12/31/2012........    11.624061         12.979301              246
   01/01/2013 to 12/31/2013........    12.979301         15.100670              246
   01/01/2014 to 12/31/2014........    15.100670         15.642785              173
   01/01/2015 to 12/31/2015........    15.642785         15.229745              162
MetLife Asset Allocation 80 Sub-Account (Class B)
   01/01/2006 to 12/31/2006........    10.974321         12.360650              287
   01/01/2007 to 12/31/2007........    12.360650         12.657119              362
   01/01/2008 to 12/31/2008........    12.657119          8.097891              371
   01/01/2009 to 12/31/2009........     8.097891         10.308554              297
   01/01/2010 to 12/31/2010........    10.308554         11.659519              218
   01/01/2011 to 12/31/2011........    11.659519         11.064055              185
   01/01/2012 to 12/31/2012........    11.064055         12.588059              154
   01/01/2013 to 12/31/2013........    12.588059         15.430882              157
   01/01/2014 to 12/31/2014........    15.430882         16.011763              148
   01/01/2015 to 12/31/2015........    16.011763         15.521347              129
MetLife Asset Allocation 80 Sub-Account (previously Met/Franklin Templeton Founding
Strategy Sub-Account (Class B))
   04/28/2008 to 12/31/2008........     9.998466          7.033638                8
   01/01/2009 to 12/31/2009........     7.033638          8.916144                5
   01/01/2010 to 12/31/2010........     8.916144          9.675478                0
   01/01/2011 to 12/31/2011........     9.675478          9.373272                0
   01/01/2012 to 12/31/2012........     9.373272         10.732527                3
   01/01/2013 to 04/26/2013........    10.732527         11.554139                0
MetLife Asset Allocation 80 Sub-Account (previously MetLife Growth Strategy Sub-Account
(Class B))
   04/29/2013 to 12/31/2013........    11.629011         13.255895               17
   01/01/2014 to 04/25/2014........    13.255895         13.202335                0
MetLife Mid Cap Stock Index Sub-Account
   01/01/2006 to 12/31/2006........     1.441790          1.561502            3,029
   01/01/2007 to 12/31/2007........     1.561502          1.655410            2,563
   01/01/2008 to 12/31/2008........     1.655410          1.038507            1,769
   01/01/2009 to 12/31/2009........     1.038507          1.400680            1,372
   01/01/2010 to 12/31/2010........     1.400680          1.740267            1,024
   01/01/2011 to 12/31/2011........     1.740267          1.678584              798
   01/01/2012 to 12/31/2012........     1.678584          1.941954              700
   01/01/2013 to 12/31/2013........     1.941954          2.543646              626
   01/01/2014 to 12/31/2014........     2.543646          2.739682              522
   01/01/2015 to 12/31/2015........     2.739682          2.630773              455
MetLife Stock Index Sub-Account
   01/01/2006 to 12/31/2006........     3.782314          4.296293            2,535
   01/01/2007 to 12/31/2007........     4.296293          4.446986            2,159
   01/01/2008 to 12/31/2008........     4.446986          2.751136            1,363
   01/01/2009 to 12/31/2009........     2.751136          3.416085            1,467
   01/01/2010 to 12/31/2010........     3.416085          3.856741            1,337
   01/01/2011 to 12/31/2011........     3.856741          3.865424              744
   01/01/2012 to 12/31/2012........     3.865424          4.399465              655
   01/01/2013 to 12/31/2013........     4.399465          5.713503              579
   01/01/2014 to 12/31/2014........     5.713503          6.372065              518
   01/01/2015 to 12/31/2015........     6.372065          6.340866              436
MFS(R) Research International Sub-Account
   01/01/2006 to 12/31/2006........     1.299562          1.621968            2,926
   01/01/2007 to 12/31/2007........     1.621968          1.811865            2,699
   01/01/2008 to 12/31/2008........     1.811865          1.029700            2,232
   01/01/2009 to 12/31/2009........     1.029700          1.335902            2,100
   01/01/2010 to 12/31/2010........     1.335902          1.467576            1,788
   01/01/2011 to 12/31/2011........     1.467576          1.292156            1,544
   01/01/2012 to 12/31/2012........     1.292156          1.486977            1,402
   01/01/2013 to 12/31/2013........     1.486977          1.748679              928
   01/01/2014 to 12/31/2014........     1.748679          1.604531              781
   01/01/2015 to 12/31/2015........     1.604531          1.554158              632

                                                1.40% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
MFS(R) Total Return Sub-Account (Class E)
   01/01/2006 to 12/31/2006........    41.752266         46.129129               610
   01/01/2007 to 12/31/2007........    46.129129         47.405000               484
   01/01/2008 to 12/31/2008........    47.405000         36.335764               325
   01/01/2009 to 12/31/2009........    36.335764         42.430054               255
   01/01/2010 to 12/31/2010........    42.430054         45.990299               231
   01/01/2011 to 12/31/2011........    45.990299         46.374701               182
   01/01/2012 to 12/31/2012........    46.374701         50.948398               161
   01/01/2013 to 12/31/2013........    50.948398         59.693253               142
   01/01/2014 to 12/31/2014........    59.693253         63.853834               118
   01/01/2015 to 12/31/2015........    63.853834         62.773303               106
MFS(R) Value Sub-Account (Class A)
   04/29/2013 to 12/31/2013........    10.823141         12.670330               879
   01/01/2014 to 12/31/2014........    12.670330         13.844638               691
   01/01/2015 to 12/31/2015........    13.844638         13.631534               596
MFS(R) Value Sub-Account (Class A) (previously FI Value Leaders Sub-Account (Class A))
   01/01/2006 to 12/31/2006........     2.906550          3.208220            12,711
   01/01/2007 to 12/31/2007........     3.208220          3.296202             9,360
   01/01/2008 to 12/31/2008........     3.296202          1.984320             6,867
   01/01/2009 to 12/31/2009........     1.984320          2.384182             5,253
   01/01/2010 to 12/31/2010........     2.384182          2.693440             4,469
   01/01/2011 to 12/31/2011........     2.693440          2.492729             3,770
   01/01/2012 to 12/31/2012........     2.492729          2.845417             3,231
   01/01/2013 to 04/26/2013........     2.845417          3.135178                 0
MFS(R) Value Sub-Account (Class A) (previously Met/Franklin Mutual Shares Sub-Account
(Class B))
   04/28/2008 to 12/31/2008........     9.998466          6.600141                 2
   01/01/2009 to 12/31/2009........     6.600141          8.127948                 0
   01/01/2010 to 12/31/2010........     8.127948          8.898507                 2
   01/01/2011 to 12/31/2011........     8.898507          8.727061                 2
   01/01/2012 to 12/31/2012........     8.727061          9.802627                 1
   01/01/2013 to 04/26/2013........     9.802627         10.737897                 0
MFS(R) Value Sub-Account (Class A) (previously MFS(R) Value Sub-Account (Class E))
   01/01/2006 to 12/31/2006........     1.278940          1.487377             2,491
   01/01/2007 to 12/31/2007........     1.487377          1.408970             1,934
   01/01/2008 to 12/31/2008........     1.408970          0.922356             1,457
   01/01/2009 to 12/31/2009........     0.922356          1.097541             1,318
   01/01/2010 to 12/31/2010........     1.097541          1.204083             1,208
   01/01/2011 to 12/31/2011........     1.204083          1.196946               814
   01/01/2012 to 12/31/2012........     1.196946          1.373704               742
   01/01/2013 to 04/26/2013........     1.373704          1.557846                 0
Morgan Stanley Mid Cap Growth Sub-Account
   05/03/2010 to 12/31/2010........     1.287418          1.495226               902
   01/01/2011 to 12/31/2011........     1.495226          1.372418               690
   01/01/2012 to 12/31/2012........     1.372418          1.478846               600
   01/01/2013 to 12/31/2013........     1.478846          2.027373               508
   01/01/2014 to 12/31/2014........     2.027373          2.019462               415
   01/01/2015 to 12/31/2015........     2.019462          1.891363               388
Morgan Stanley Mid Cap Growth Sub-Account (previously FI Mid Cap Opportunities Sub-Account and before that Janus Mid Cap Sub-Account))
   01/01/2006 to 12/31/2006........     1.735305          1.909037             2,493
   01/01/2007 to 12/31/2007........     1.909037          2.035026             2,091
   01/01/2008 to 12/31/2008........     2.035026          0.894315             1,534
   01/01/2009 to 12/31/2009........     0.894315          1.177598             1,196
   01/01/2010 to 04/30/2010........     1.177598          1.274520                 0
MSCI EAFE(R) Index Sub-Account
   01/01/2006 to 12/31/2006........     1.238623          1.532261             4,683
   01/01/2007 to 12/31/2007........     1.532261          1.669792             3,983
   01/01/2008 to 12/31/2008........     1.669792          0.951685             2,762
   01/01/2009 to 12/31/2009........     0.951685          1.203926             2,292
   01/01/2010 to 12/31/2010........     1.203926          1.281139             2,027
   01/01/2011 to 12/31/2011........     1.281139          1.103556             1,654
   01/01/2012 to 12/31/2012........     1.103556          1.284268             1,311
   01/01/2013 to 12/31/2013........     1.284268          1.538958               927
   01/01/2014 to 12/31/2014........     1.538958          1.422445               728
   01/01/2015 to 12/31/2015........     1.422445          1.384717               660

                                                1.40% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
Neuberger Berman Genesis Sub-account (Class A)
   01/01/2006 to 12/31/2006........     1.878440          2.162288            14,030
   01/01/2007 to 12/31/2007........     2.162288          2.058454            10,854
   01/01/2008 to 12/31/2008........     2.058454          1.250230             7,181
   01/01/2009 to 12/31/2009........     1.250230          1.394995             5,551
   01/01/2010 to 12/31/2010........     1.394995          1.672437             4,498
   01/01/2011 to 12/31/2011........     1.672437          1.744912             3,676
   01/01/2012 to 12/31/2012........     1.744912          1.893040             3,092
   01/01/2013 to 12/31/2013........     1.893040          2.585861             2,789
   01/01/2014 to 12/31/2014........     2.585861          2.550180             2,286
   01/01/2015 to 12/31/2015........     2.550180          2.529336             1,980
Neuberger Berman Genesis Sub-account (Class A) (previously MLA Mid Cap Sub-Account (Class
B))
   01/01/2006 to 12/31/2006........     1.445673          1.634840               987
   01/01/2007 to 12/31/2007........     1.634840          1.568297             1,099
   01/01/2008 to 12/31/2008........     1.568297          0.954133               644
   01/01/2009 to 12/31/2009........     0.954133          1.286747               454
   01/01/2010 to 12/31/2010........     1.286747          1.558919               360
   01/01/2011 to 12/31/2011........     1.558919          1.456182               233
   01/01/2012 to 12/31/2012........     1.456182          1.511727               227
   01/01/2013 to 04/26/2013........     1.511727          1.639128                 0
Oppenheimer Global Equity Sub-Account (Class B)
   01/01/2006 to 12/31/2006........    16.824885         19.304552                60
   01/01/2007 to 12/31/2007........    19.304552         20.226655                52
   01/01/2008 to 12/31/2008........    20.226655         11.855415                41
   01/01/2009 to 12/31/2009........    11.855415         16.343625                33
   01/01/2010 to 12/31/2010........    16.343625         18.683400                32
   01/01/2011 to 12/31/2011........    18.683400         16.875548                23
   01/01/2012 to 12/31/2012........    16.875548         20.163307                15
   01/01/2013 to 12/31/2013........    20.163307         25.273996                15
   01/01/2014 to 12/31/2014........    25.273996         25.456537                10
   01/01/2015 to 12/31/2015........    25.456537         26.090558                 8
Oppenheimer Global Equity Sub-Account (Class B) (previously Met/Templeton Growth
Sub-Account (Class B))
   04/28/2008 to 12/31/2008........     9.998466          6.569280                 0
   01/01/2009 to 12/31/2009........     6.569280          8.591113                 0
   01/01/2010 to 12/31/2010........     8.591113          9.120547                 1
   01/01/2011 to 12/31/2011........     9.120547          8.373692                 1
   01/01/2012 to 12/31/2012........     8.373692         10.090892                 2
   01/01/2013 to 04/26/2013........    10.090892         10.727673                 0
PIMCO Inflation Protection Bond Sub-Account
   05/01/2006 to 12/31/2006........    10.995472         11.102944                16
   01/01/2007 to 12/31/2007........    11.102944         12.129906                36
   01/01/2008 to 12/31/2008........    12.129906         11.136801               160
   01/01/2009 to 12/31/2009........    11.136801         12.964097               165
   01/01/2010 to 12/31/2010........    12.964097         13.776064               159
   01/01/2011 to 12/31/2011........    13.776064         15.098543               134
   01/01/2012 to 12/31/2012........    15.098543         16.247045               124
   01/01/2013 to 12/31/2013........    16.247045         14.535178                83
   01/01/2014 to 12/31/2014........    14.535178         14.747781                64
   01/01/2015 to 12/31/2015........    14.747781         14.090471                52
PIMCO Total Return Sub-Account
   01/01/2006 to 12/31/2006........     1.219302          1.256717            19,483
   01/01/2007 to 12/31/2007........     1.256717          1.332890            14,853
   01/01/2008 to 12/31/2008........     1.332890          1.319696            11,574
   01/01/2009 to 12/31/2009........     1.319696          1.535969             9,603
   01/01/2010 to 12/31/2010........     1.535969          1.638371             7,812
   01/01/2011 to 12/31/2011........     1.638371          1.666863             6,129
   01/01/2012 to 12/31/2012........     1.666863          1.795946             5,329
   01/01/2013 to 12/31/2013........     1.795946          1.737057             4,289
   01/01/2014 to 12/31/2014........     1.737057          1.784710             3,462
   01/01/2015 to 12/31/2015........     1.784710          1.759987             3,004

                                                1.40% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
Russell 2000(R) Index Sub-Account
   01/01/2006 to 12/31/2006........     1.586342          1.839366            3,814
   01/01/2007 to 12/31/2007........     1.839366          1.782741            3,025
   01/01/2008 to 12/31/2008........     1.782741          1.165977            1,976
   01/01/2009 to 12/31/2009........     1.165977          1.444805            1,648
   01/01/2010 to 12/31/2010........     1.444805          1.803400            1,303
   01/01/2011 to 12/31/2011........     1.803400          1.702138            1,053
   01/01/2012 to 12/31/2012........     1.702138          1.947762              882
   01/01/2013 to 12/31/2013........     1.947762          2.654053              762
   01/01/2014 to 12/31/2014........     2.654053          2.742293              636
   01/01/2015 to 12/31/2015........     2.742293          2.582705              580
SSGA Growth and Income ETF Sub-Account (Class B) (previously SSgA Growth and Income ETF
Sub-Account (Class B))
   05/01/2006 to 12/31/2006........    10.513475         11.160973                5
   01/01/2007 to 12/31/2007........    11.160973         11.599133                5
   01/01/2008 to 12/31/2008........    11.599133          8.571201                1
   01/01/2009 to 12/31/2009........     8.571201         10.555519               53
   01/01/2010 to 12/31/2010........    10.555519         11.682751               34
   01/01/2011 to 12/31/2011........    11.682751         11.642906               44
   01/01/2012 to 12/31/2012........    11.642906         12.954905               35
   01/01/2013 to 12/31/2013........    12.954905         14.426778               11
   01/01/2014 to 12/31/2014........    14.426778         15.053018               13
   01/01/2015 to 12/31/2015........    15.053018         14.552333               10
SSGA Growth ETF Sub-Account (Class B) (previously SSgA Growth ETF Sub-Account (Class B))
   05/01/2006 to 12/31/2006........    10.704349         11.415778                2
   01/01/2007 to 12/31/2007........    11.415778         11.888698                3
   01/01/2008 to 12/31/2008........    11.888698          7.858087                0
   01/01/2009 to 12/31/2009........     7.858087         10.003688               21
   01/01/2010 to 12/31/2010........    10.003688         11.260907               41
   01/01/2011 to 12/31/2011........    11.260907         10.868245               43
   01/01/2012 to 12/31/2012........    10.868245         12.327324               26
   01/01/2013 to 12/31/2013........    12.327324         14.352831               37
   01/01/2014 to 12/31/2014........    14.352831         14.914593               30
   01/01/2015 to 12/31/2015........    14.914593         14.367352               17
T. Rowe Price Large Cap Growth Sub-Account (Class B)
   01/01/2006 to 12/31/2006........     1.268802          1.412393            1,114
   01/01/2007 to 12/31/2007........     1.412393          1.520102            1,357
   01/01/2008 to 12/31/2008........     1.520102          0.869328            1,154
   01/01/2009 to 12/31/2009........     0.869328          1.226173            1,075
   01/01/2010 to 12/31/2010........     1.226173          1.411587              961
   01/01/2011 to 12/31/2011........     1.411587          1.373417              630
   01/01/2012 to 12/31/2012........     1.373417          1.607123              532
   01/01/2013 to 12/31/2013........     1.607123          2.199183              835
   01/01/2014 to 12/31/2014........     2.199183          2.360009              758
   01/01/2015 to 12/31/2015........     2.360009          2.571849              671
T. Rowe Price Large Cap Growth Sub-Account (Class B) (previously RCM Technology Sub-Account
(Class B))
   01/01/2006 to 12/31/2006........     0.475175          0.493639            2,592
   01/01/2007 to 12/31/2007........     0.493639          0.640182            2,158
   01/01/2008 to 12/31/2008........     0.640182          0.350649            1,862
   01/01/2009 to 12/31/2009........     0.350649          0.549696            1,588
   01/01/2010 to 12/31/2010........     0.549696          0.692155            1,316
   01/01/2011 to 12/31/2011........     0.692155          0.615012            1,115
   01/01/2012 to 12/31/2012........     0.615012          0.679905            1,426
   01/01/2013 to 04/26/2013........     0.679905          0.710991                0
T. Rowe Price Mid Cap Growth Sub-Account
   01/01/2006 to 12/31/2006........     0.804413          0.842156            7,030
   01/01/2007 to 12/31/2007........     0.842156          0.976849            5,806
   01/01/2008 to 12/31/2008........     0.976849          0.580351            3,835
   01/01/2009 to 12/31/2009........     0.580351          0.832512            2,945
   01/01/2010 to 12/31/2010........     0.832512          1.048210            2,300
   01/01/2011 to 12/31/2011........     1.048210          1.016636            1,891
   01/01/2012 to 12/31/2012........     1.016636          1.139593            1,624
   01/01/2013 to 12/31/2013........     1.139593          1.534810            1,478
   01/01/2014 to 12/31/2014........     1.534810          1.706812            2,490
   01/01/2015 to 12/31/2015........     1.706812          1.795405            2,363

                                                1.40% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
T. Rowe Price Small Cap Growth Sub-Account
   01/01/2006 to 12/31/2006........     1.441195          1.472779               557
   01/01/2007 to 12/31/2007........     1.472779          1.590630               487
   01/01/2008 to 12/31/2008........     1.590630          0.998819               503
   01/01/2009 to 12/31/2009........     0.998819          1.365463               502
   01/01/2010 to 12/31/2010........     1.365463          1.813222               480
   01/01/2011 to 12/31/2011........     1.813222          1.813941               586
   01/01/2012 to 12/31/2012........     1.813941          2.073141               603
   01/01/2013 to 12/31/2013........     2.073141          2.947338               590
   01/01/2014 to 12/31/2014........     2.947338          3.099532               144
   01/01/2015 to 12/31/2015........     3.099532          3.131745               139
Western Asset Management Strategic Bond Opportunities Sub-Account
   01/01/2006 to 12/31/2006........     2.051726          2.125575            13,022
   01/01/2007 to 12/31/2007........     2.125575          2.180377             9,844
   01/01/2008 to 12/31/2008........     2.180377          1.827218             6,079
   01/01/2009 to 12/31/2009........     1.827218          2.382378             4,444
   01/01/2010 to 12/31/2010........     2.382378          2.648228             3,847
   01/01/2011 to 12/31/2011........     2.648228          2.771859             3,052
   01/01/2012 to 12/31/2012........     2.771859          3.047326             2,605
   01/01/2013 to 12/31/2013........     3.047326          3.037810             2,175
   01/01/2014 to 12/31/2014........     3.037810          3.159438             1,798
   01/01/2015 to 12/31/2015........     3.159438          3.062019             1,543
Western Asset Management U.S. Government Sub-Account
   01/01/2006 to 12/31/2006........     1.620674          1.664713            14,256
   01/01/2007 to 12/31/2007........     1.664713          1.712922            10,711
   01/01/2008 to 12/31/2008........     1.712922          1.682965             6,650
   01/01/2009 to 12/31/2009........     1.682965          1.731466             5,149
   01/01/2010 to 12/31/2010........     1.731466          1.806611             4,142
   01/01/2011 to 12/31/2011........     1.806611          1.879705             3,364
   01/01/2012 to 12/31/2012........     1.879705          1.915899             2,944
   01/01/2013 to 12/31/2013........     1.915899          1.875317             2,466
   01/01/2014 to 12/31/2014........     1.875317          1.901219             2,092
   01/01/2015 to 12/31/2015........     1.901219          1.885506             1,849
WMC Balanced Sub-Account (Class B)
   01/01/2006 to 12/31/2006........    38.651758         42.021096                 9
   01/01/2007 to 12/31/2007........    42.021096         43.761019                 9
   01/01/2008 to 12/31/2008........    43.761019         32.378238                 5
   01/01/2009 to 12/31/2009........    32.378238         37.356213                 3
   01/01/2010 to 12/31/2010........    37.356213         40.268226                 2
   01/01/2011 to 12/31/2011........    40.268226         41.134728                 1
   01/01/2012 to 12/31/2012........    41.134728         45.470996                 1
   01/01/2013 to 12/31/2013........    45.470996         53.930762                 1
   01/01/2014 to 12/31/2014........    53.930762         58.648207                 1
   01/01/2015 to 12/31/2015........    58.648207         59.159926                 1
WMC Core Equity Opportunities Sub-Account (Class A)
   01/01/2006 to 12/31/2006........     3.426424          3.871576            34,223
   01/01/2007 to 12/31/2007........     3.871576          3.992217            26,063
   01/01/2008 to 12/31/2008........     3.992217          2.387519            18,335
   01/01/2009 to 12/31/2009........     2.387519          3.107408            14,381
   01/01/2010 to 12/31/2010........     3.107408          3.431928            11,930
   01/01/2011 to 12/31/2011........     3.431928          3.247785             9,671
   01/01/2012 to 12/31/2012........     3.247785          3.614302             8,021
   01/01/2013 to 12/31/2013........     3.614302          4.765175             6,859
   01/01/2014 to 12/31/2014........     4.765175          5.198660             5,663
   01/01/2015 to 12/31/2015........     5.198660          5.249208             4,917
WMC Large Cap Research Sub-Account (Class B)
   04/30/2007 to 12/31/2007........     7.880141          7.947782               148
   01/01/2008 to 12/31/2008........     7.947782          4.913150                96
   01/01/2009 to 12/31/2009........     4.913150          5.774892                89
   01/01/2010 to 12/31/2010........     5.774892          6.403896                77
   01/01/2011 to 12/31/2011........     6.403896          6.331166                61
   01/01/2012 to 12/31/2012........     6.331166          7.080032                50
   01/01/2013 to 12/31/2013........     7.080032          9.375102                46
   01/01/2014 to 12/31/2014........     9.375102         10.493284                40
   01/01/2015 to 12/31/2015........    10.493284         10.812418                32
WMC Large Cap Research Sub-Account (previously BlackRock Large Cap Sub-Account)
   01/01/2006 to 12/31/2006........     6.750063          7.577311               177
   01/01/2007 to 04/27/2007........     7.577311          7.946557                 0

                                                1.65% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
American Funds Bond Sub-Account
   05/01/2006 to 12/31/2006........    14.495461         15.190349               51
   01/01/2007 to 12/31/2007........    15.190349         15.437741              112
   01/01/2008 to 12/31/2008........    15.437741         13.764914              109
   01/01/2009 to 12/31/2009........    13.764914         15.246457               81
   01/01/2010 to 12/31/2010........    15.246457         15.963466               62
   01/01/2011 to 12/31/2011........    15.963466         16.661353               56
   01/01/2012 to 12/31/2012........    16.661353         17.267865               33
   01/01/2013 to 12/31/2013........    17.267865         16.618671               26
   01/01/2014 to 12/31/2014........    16.618671         17.209508               29
   01/01/2015 to 12/31/2015........    17.209508         16.974294               30
American Funds Global Small Capitalization Sub-Account
   01/01/2006 to 12/31/2006........     2.366770          2.888153            4,409
   01/01/2007 to 12/31/2007........     2.888153          3.449341            4,038
   01/01/2008 to 12/31/2008........     3.449341          1.576838            2,756
   01/01/2009 to 12/31/2009........     1.576838          2.501779            2,194
   01/01/2010 to 12/31/2010........     2.501779          3.012456            1,774
   01/01/2011 to 12/31/2011........     3.012456          2.395932            1,448
   01/01/2012 to 12/31/2012........     2.395932          2.784899            1,206
   01/01/2013 to 12/31/2013........     2.784899          3.514000              977
   01/01/2014 to 12/31/2014........     3.514000          3.529859              796
   01/01/2015 to 12/31/2015........     3.529859          3.481311              715
American Funds Growth Sub-Account
   01/01/2006 to 12/31/2006........    13.885527         15.054513            2,820
   01/01/2007 to 12/31/2007........    15.054513         16.635251            2,257
   01/01/2008 to 12/31/2008........    16.635251          9.167329            1,544
   01/01/2009 to 12/31/2009........     9.167329         12.571217            1,218
   01/01/2010 to 12/31/2010........    12.571217         14.675647            1,006
   01/01/2011 to 12/31/2011........    14.675647         13.818546              797
   01/01/2012 to 12/31/2012........    13.818546         16.022917              629
   01/01/2013 to 12/31/2013........    16.022917         20.505144              532
   01/01/2014 to 12/31/2014........    20.505144         21.885813              442
   01/01/2015 to 12/31/2015........    21.885813         23.004037              387
American Funds Growth-Income Sub-Account
   01/01/2006 to 12/31/2006........     9.656906         10.943498            2,958
   01/01/2007 to 12/31/2007........    10.943498         11.306237            2,402
   01/01/2008 to 12/31/2008........    11.306237          6.911494            1,649
   01/01/2009 to 12/31/2009........     6.911494          8.922283            1,332
   01/01/2010 to 12/31/2010........     8.922283          9.779204            1,061
   01/01/2011 to 12/31/2011........     9.779204          9.443455              867
   01/01/2012 to 12/31/2012........     9.443455         10.911931              711
   01/01/2013 to 12/31/2013........    10.911931         14.329149              623
   01/01/2014 to 12/31/2014........    14.329149         15.593567              496
   01/01/2015 to 12/31/2015........    15.593567         15.561498              420

DISCONTINUED ELIGIBLE FUNDS


     Effective as of May 1, 2016:

     Met Investors Series Trust: Lord Abbett Bond Debenture Portfolio (Class B) merged into Metropolitan Series Fund: Western Asset Management Strategic Bond Opportunities Portfolio (Class B);

     Metropolitan Series Fund: BlackRock Money Market Portfolio was renamed BlackRock Ultra-Short Term Bond Portfolio;

     Metropolitan Series Fund: WMC Balanced Portfolio was renamed
Met/Wellington Balanced Portfolio;

     Metropolitan Series Fund: WMC Large Cap Research Portfolio was renamed Met/Wellington Large Cap Research Portfolio; and

     Metropolitan Series Fund: WMC Core Equity Opportunities Portfolio was renamed Met/Wellington Core Equity Opportunities Portfolio.

     Effective as of May 1, 2015:


     Met Investors Series Trust: AllianceBernstein Global Dynamic Allocation Portfolio was renamed AB Global Dynamic Allocation Portfolio.

     Effective as of April 28, 2014:

     Met Investors Series Trust: ClearBridge Aggressive Growth Portfolio II (Class B) (formerly Janus Forty Portfolio) merged into Met Investors Series
Trust: ClearBridge Aggressive Growth Portfolio (Class A); and

     Met Investors Series Trust: MetLife Growth Strategy Portfolio (Class B) merged into Metropolitan Series Fund: MetLife Asset Allocation 80 Portfolio (Class B) (formerly MetLife Moderate to Aggressive Allocation Portfolio).

     For additional information about Eligible Fund mergers and substitutions, please see "Investment Advice" in the Statement of Additional Information.

                                   APPENDIX A

                                 CONSUMER TIPS


DOLLAR COST AVERAGING

     Dollar cost averaging allows you to take advantage of long-term stock market results. It does not guarantee a profit or protect against a loss. If you follow a program of dollar cost averaging on a long-term basis and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered will be higher than the average cost per share.

     Under dollar cost averaging you invest the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps you from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. The price could be lower, however, if the fund chosen does not follow these historical trends.

     If you are contemplating the use of dollar cost averaging, you should consider your ability to continue the ongoing purchases in order to take advantage of periods of low price levels.


DIVERSIFICATION

     Diversifying investment choices can enhance returns, by providing a wider opportunity for safe returns, and reduce risks, by spreading the chance of loss. Holding a single investment requires a safe return because a loss may risk the entire investment. By diversifying, on the other hand, you can more safely take a chance that some investments will under-perform and that others will over-perform. Thus you can potentially earn a better-than-average rate of return on a diversified portfolio than on a single safe investment. This is because, although some of a diversified investment may be totally lost, some of the investment may perform at above-average rates that more than compensate for the loss.


MISCELLANEOUS


   Toll-free telephone service:   --   A recording of daily unit values is available by calling 1-800-333-2501.
                                  --   Fund transfers and changes of future purchase payment allocations can be made by calling 1-800-435-4117.
   Written Communications:        --   All communications and inquiries regarding address changes, premium payments, billing, fund transfers, surrenders, maturities and any other processing matters relating to your Contract should be directed to:
                                       New England Life Insurance Company
                                       c/o Annuity Administrative Office
                                       P.O. Box 14594
                                       Des Moines, IA 50306-3594
                                       Fax: (515) 457-4301



   Internet Communications:   --   Fund transfers and future allocations can be made at www.metlife.com

                                   APPENDIX B

                        CONTINGENT DEFERRED SALES CHARGE

     The following example illustrates how the Contingent Deferred Sales Charge would apply if the commuted value of amounts that have been placed under certain payment options is later withdrawn. As described in the prospectus in the section "Contingent Deferred Sales Charge," no Contingent Deferred Sales Charge will apply if at any time more than 30 days from the time we issued your Contract you apply the proceeds to a variable or fixed payment option involving a life contingency or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option, or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under the variable payment options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge that was waived. Amounts applied to a fixed payment option may not be commuted. We base the waiver on the ratio of: (1) the number of whole months remaining on the date of withdrawal until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining when you applied the proceeds to the option, until the date when the Contingent Deferred Sales Charge would expire.

     As an example, assume that you apply $100,000 of Contract Value (net of any premium tax charge and Administration Contract Charge) to the Variable Income for a Specified Number of Years Option for a 20 year period. Assume further that the proceeds are derived from a $30,000 purchase payment made ten years ago, a $30,000 purchase payment made exactly two years ago, and investment earnings, and that the Contingent Deferred Sales Charge waived when you applied the proceeds to the payment option was $1,500. If the Payee surrenders the commuted value of the proceeds under option six months later, the Contingent Deferred Sales Charge would be $1,350 (representing the $1,500 waived at annuitization multiplied by 54/60, where 54 is the number of whole months currently remaining until the Contingent Deferred Sales Charge would expire, and 60 is the number of whole months that remained at the time of annuitization until the Contingent Deferred Sales Charge would expire).

                                   APPENDIX C

                                  PREMIUM TAX

     Premium tax rates are subject to change. At present we pay premium taxes in the following jurisdictions at the rates shown.


                           CONTRACTS USED WITH TAX
JURISDICTION             QUALIFIED RETIREMENT PLANS     ALL OTHER CONTRACTS
---------------------   ----------------------------   --------------------
California...........               0.50%1             2.35%
Florida..............               1.00%2             1.00%2
Maine3...............                 --               2.00%
Nevada...............                 --               3.50%
South Dakota4........                 --               1.25%
West Virginia........               1.00%              1.00%
Wyoming..............                 --               1.00%
Puerto Rico..........               1.00%5             1.00%5

1  Contracts sold to (section)408(a) IRA Trusts are taxed at 2.35%.

2 Annuity Premiums are exempt from taxation provided that the tax savings are passed back to the Contract holders. Otherwise they are taxable at 1.00%.

3 Special rate of 1% applies to certified long-term care and qualified group disability policies.

4 Special rate applies for large case life and annuity policies. Rate is 8/100 of 1% for that portion of life insurance premiums exceeding $100,000 per policy annually and 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. The special rate on large case policies is not subject to retaliation. The special tax rate of 1.25% applies to life insurance policies with a face value of $7,000 or less.

5 We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, account balances, withdrawals, death benefits or income payments.


See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect your Contract.

                                   APPENDIX D

                              EXCHANGED CONTRACTS

Prior to April 28, 2014, you could exchange a Fund I, Preference or Zenith Accumulator contract for an American Growth Series Contract (a "new contract"), as long as: (1) your age does not exceed the maximum age at issue for a new contract; (2) the contract value of the old contract (along with any purchase payments submitted with the exchange application) is at least equal to the minimum initial purchase payment for a new contract and; (3) (unless waived by the Company) you meet our underwriting standards. We may waive the minimum initial and subsequent purchase payment amount to correspond to the old contract. As of the date you make the exchange, we will credit the contract value of the old contract as the initial purchase payment to the new contract. We will not deduct any charges, including any CDSC, at the time of exchange. See below for a comparison of the charges under the old contracts and the new contracts. We issue the American Growth Series Contract and MetLife issues the old contracts. Although we are a subsidiary of MetLife, MetLife does not guarantee our obligations.

The American Growth Series Contract provides an enhanced death benefit, more options under the systematic withdrawal feature than the Zenith Accumulator contract, and access to a variety of investment options that differs from those currently available under the old contracts. For more information, see "Payment on Death Prior to Annuitization," "Systematic Withdrawals," and "Investments of the Variable Account." In addition, the American Growth Series Contract offers a Fixed Account option, which is not available under the Fund I or Preference contracts. For more information, see "The Fixed Account." If a Contract Owner becomes ill or disabled we will waive the Contingent Deferred Sales Charge on an American Growth Series contract (a benefit that is not available under the Zenith Accumulator contract). For more information, see "Waiver of the Contingent Deferred Sales Charge" under "Contingent Deferred Sales Charge." This benefit may not be available in all states.

If you exchange a Fund I, Preference or Zenith Accumulator contract issued by New England Mutual Life Insurance Company (now MetLife) for an American Growth Series Contract, when we issue the new contract the minimum guaranteed death benefit will be either the death benefit that applied to the old contract on the date of the exchange, or the amount paid into the American Growth Series, whichever is greater. We will recalculate the minimum guaranteed death benefit on each six month interval following the date of the exchange. (See Payment on Death Prior to Annuitization.)

If you are contemplating an exchange of a Fund I, Preference or Zenith Accumulator contract for an American Growth Series Contract, you should compare all charges (including investment advisory fees) deducted under your existing contract and under the American Growth Series Contract, as well as the investment options offered by each. You should keep in mind that we will treat assets transferred in exchange for an American Growth Series Contract as a purchase payment for purposes of calculating the free withdrawal amount and CDSC (with respect to Zenith Accumulator assets, the surrender charge schedule of the old contract will apply). Also, keep in mind that the American Growth Series Contract may require a higher minimum for any subsequent purchase payments you may wish to make, although we may consent to waive the minimum to correspond to the terms of the old contract.

CHARGES UNDER CONTRACTS PURCHASED BY EXCHANGING A FUND I, PREFERENCE OR ZENITH ACCUMULATOR CONTRACT


                                                      ASSET-BASED
                                                     (MORTALITY &
                                                      EXPENSE AND
                                                     ADMIN. ASSET      ADMINISTRATION
                                 CDSC                   CHARGE)       CONTRACT CHARGE             OTHER
                   ------------------------------- ---------------- ------------------- ------------------------
 American Growth   7% of purchase payments;             1.40%       $30 (or 2% of       premium tax charge
  Series (AGS)     declining to 0% after 7 years     (1.65% for     total Contract      on purchase payments
                                                       certain      Value if less)      in South Dakota is paid
                                                    Sub-accounts)   --waiver may        by us and recovered
                                                                    apply               later
 Fund I            --none on exchange                   .95%        3% of first $46     premium tax charge
                   --subsequent purchase                            2% of excess        taken from purchase
                   payments will have AGS's                         (amounts will be    payments in South
                   CDSC                                             lower for single    Dakota
                                                                    purchase            --Sales Charge
                                                                    payment             --maximum 6%
                                                                    contracts)
 Preference        --none on exchange                   1.25%       $30                 premium tax charge
                   --subsequent purchase           (mortality and   --no waiver         taken from purchase
                   payments will have AGS's         expense only;                       payments in South
                   CDSC                                  no                             Dakota
                                                   Administration
                                                    Asset Charge)
 Zenith            --none on exchange                   1.35%       $30                 premium tax charge
  Accumulator      --will apply on subsequent        (1.60% for                         taken from purchase
                   withdrawal from AGS using           certain                          payments in South
                   the time table for Zenith        Sub-accounts)                       Dakota
                   Accumulator
                   --10 year, 6.5% (of Contract
                   Value) declining CDSC if you
                   have a Zenith Accumulator
                   Contract
                   --subsequent purchase
                   payments will have AGS's
                   CDSC

                               TABLE OF CONTENTS
                                     OF THE
                      STATEMENT OF ADDITIONAL INFORMATION




THE COMPANY AND THE VARIABLE ACCOUNT
SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE CONTRACTS
INVESTMENT ADVICE
DISTRIBUTION OF THE CONTRACTS
CALCULATION OF PERFORMANCE DATA
CALCULATION OF YIELDS
NET INVESTMENT FACTOR
ANNUITY PAYMENTS
HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYOUTS
HISTORICAL ILLUSTRATIONS OF ANNUITY PAYOUTS
THE FIXED ACCOUNT
TAX STATUS OF THE CONTRACTS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL MATTERS
FINANCIAL STATEMENTS


     If you would like a copy of any of the following Statements of Additional Information, please check the appropriate box(es) below and mail to:

     MetLife Investors Distribution Company
     1095 Avenue of the Americas
     New York, New York 10036


     [ ] American Growth Series--New England Variable Annuity Separate Account
     [ ] Metropolitan Series Fund
     [ ] Met Investors Series Trust
     [ ] American Funds Insurance Series
     [ ] My current address is:


      -------------------------------        Name        -------------------------------
              Contract Number
      -------------------------------        Address     -------------------------------
                 Signature
                                                         -------------------------------
                                                                                      ZIP

                           AMERICAN GROWTH SERIES - I
                     Individual Variable Annuity Contracts


          Issued By
   New England Variable Annuity Separate Account of     Annuity Administrative Office
            New England Life Insurance Company                  P.O. Box 14594
                     One Financial Center                 Des Moines, IA 50306-3594
                       Boston, MA 02111
                         (800) 435-4117


                          SUPPLEMENT DATED MAY 1, 2016

        TO THE PROSPECTUS DATED MAY 1, 2000 (AS ANNUALLY SUPPLEMENTED).

     This supplement updates certain information in the prospectus dated May 1, 2000 (as annually supplemented), describing individual flexible and single purchase payment variable annuity contracts (the "Contracts") funded by New England Variable Annuity Separate Account (the "Variable Account"). The Contract is currently not available for new sales.

AMERICAN FUNDS INSURANCE SERIES(R)
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
MET INVESTORS SERIES TRUST
American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio
Clarion Global Real Estate Portfolio
ClearBridge Aggressive Growth Portfolio
Harris Oakmark International Portfolio
Invesco Mid Cap Value Portfolio
Invesco Small Cap Growth Portfolio

Loomis Sayles Global Markets Portfolio

Met/Franklin Low Duration Total Return Portfolio

Met/Wellington Large Cap Research Portfolio (formerly WMC Large Cap Research
  Portfolio)

MetLife Asset Allocation 100 Portfolio
MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio
Oppenheimer Global Equity Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
SSGA Growth and Income ETF Portfolio
SSGA Growth ETF Portfolio

T. Rowe Price Mid Cap Growth Portfolio

METROPOLITAN SERIES FUND
Baillie Gifford International Stock Portfolio
Barclays Aggregate Bond Index Portfolio

BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Large Cap Value Portfolio

BlackRock Ultra-Short Term Bond Portfolio (formerly BlackRock Money Market
  Portfolio)

Frontier Mid Cap Growth Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio

Met/Wellington Balanced Portfolio (formerly WMC Balanced Portfolio) Met/Wellington Core Equity Opportunities Portfolio (formerly WMC Core Equity
  Opportunities Portfolio)

MetLife Asset Allocation 20 Portfolio
MetLife Asset Allocation 40 Portfolio
MetLife Asset Allocation 60 Portfolio
MetLife Asset Allocation 80 Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
MSCI EAFE(R) Index Portfolio
Neuberger Berman Genesis Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio



     You should read and retain this supplement. Certain additional information about the Contracts is contained in a Statement of Additional Information ("SAI") dated May 1, 2016, as it may be supplemented from time to time, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A complete prospectus dated May 1, 2000, and any previous supplements, as well as the Statement of Additional Information, may be obtained free of charge by writing to MetLife Investors Distribution Company at 1095 Avenue of the Americas, New York, NY 10036 or telephoning 1-800-777-5897.

     NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SEC MAINTAINS A WEBSITE THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS http://www.sec.gov. YOU CAN OBTAIN COPIES OF THE ELIGIBLE FUND PROSPECTUSES BY CALLING US AT 1-800-777-5987. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.


     WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE CONTRACTS AND ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                   HIGHLIGHTS



PAYMENT ON DEATH:

     If a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) dies before annuitization, the Beneficiary receives a death benefit. There is no death benefit after annuitization, however, depending on the annuity payment option you elect, any remaining guarantee (i.e., cash refund amount or guaranteed annuity payment) will be paid to your Beneficiary (see "Annuity Payments" for more information).



                                 EXPENSE TABLE

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Eligible Fund options. State premium taxes may also be deducted.


CONTRACT OWNER TRANSACTION EXPENSES


      Sales Charge Imposed on Purchase Payments.........................................           None
      Contingent Deferred Sales Charge (as a percentage of each purchase payment).......            7%
                                                                                           declining annually--
                                                                                                see Note(1)
      Transfer Fee(2)...................................................................   $0

NOTES:
(1) The Contingent Deferred Sales Charge is a declining percentage of each purchase payment (This charge may apply if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law), as follows:


NUMBER OF COMPLETE
YEARS FROM RECEIPT OF
PURCHASE PAYMENT                     CHARGE
---------------------------------   -------
  0..............................   7%
  1..............................   6%
  2..............................   5%
  3..............................   4%
  4..............................   3%
  5..............................   2%
  6..............................   1%
  7 and thereafter...............   0%

(2) We reserve the right to limit the number and amount of transfers and impose a transfer fee.


     The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.


ANNUAL CONTRACT FEE


      Administration Contract Charge(1)........   $30

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN THE SUBACCOUNTS)


                                                                  AMERICAN FUNDS
                                                                 BOND SUB-ACCOUNT,
                                                               AMERICAN FUNDS GROWTH
                                                            SUB-ACCOUNT, AMERICAN FUNDS
                                                           GROWTH-INCOME SUB-ACCOUNT AND
                                                               AMERICAN FUNDS GLOBAL           ALL OTHER
                                                         SMALL CAPITALIZATION SUB-ACCOUNT     SUB-ACCOUNTS
                                                        ----------------------------------   -------------
      Mortality and Expense Risk Charge(2)...........   1.50%                                1.25%
      Administration Asset Charge....................   0.10%                                0.10%
                                                        ----                                 ----
       Total Variable Account Annual Expenses........   1.60%                                1.35%

NOTES:
(1)   The Administration Contract Charge is not imposed after annuitization.

(2) We are waiving the Mortality and Expense Risk Charge in the following amounts: (a) .08% for the Subaccount investing in the BlackRock Large Cap Core Portfolio and (b) the amount, if any, of the underlying fund expenses that are in excess of 0.87% for the Subaccount investing in the Oppenheimer Global Equity Portfolio.


     The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained below and in the prospectus for each Eligible Fund.


MINIMUM AND MAXIMUM TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES



                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
Total Annual Fund Operating Expenses
(expenses that are deducted from Eligible Fund assets, including management fees, distribution
 and/or service (12b-1) fees, and other expenses).........................................    0.36%       1.20%


ELIGIBLE FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


     The following table is a summary. For more complete information on Eligible Fund fees and expenses, please refer to the prospectus for each Eligible Fund.




                                                        DISTRIBUTION
                                                           AND/OR
                                           MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                  FEE      (12B-1) FEES   EXPENSES
----------------------------------------- ------------ -------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R)
 -- CLASS 2
American Funds Bond Fund.................    0.37%         0.25%      0.01%
American Funds Global Small
 Capitalization Fund.....................    0.69%         0.25%      0.04%
American Funds Growth Fund...............    0.33%         0.25%      0.02%
American Funds Growth-Income Fund........    0.27%         0.25%      0.02%
MET INVESTORS SERIES TRUST
American Funds(R) Balanced Allocation
 Portfolio -- Class C....................    0.06%         0.55%        --
American Funds(R) Growth Allocation
 Portfolio -- Class C....................    0.06%         0.55%      0.01%
American Funds(R) Moderate Allocation
 Portfolio -- Class C....................    0.06%         0.55%      0.01%



                                            ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                           FUND FEES     ANNUAL        AND/OR       ANNUAL
                                              AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                               EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
----------------------------------------- ----------- ----------- --------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R)
 -- CLASS 2
American Funds Bond Fund.................   --          0.63%           --          0.63%
American Funds Global Small
 Capitalization Fund.....................   --          0.98%           --          0.98%
American Funds Growth Fund...............   --          0.60%           --          0.60%
American Funds Growth-Income Fund........   --          0.54%           --          0.54%
MET INVESTORS SERIES TRUST
American Funds(R) Balanced Allocation
 Portfolio -- Class C.................... 0.42%         1.03%           --          1.03%
American Funds(R) Growth Allocation
 Portfolio -- Class C.................... 0.43%         1.05%           --          1.05%
American Funds(R) Moderate Allocation
 Portfolio -- Class C.................... 0.40%         1.02%           --          1.02%

                                                           DISTRIBUTION
                                                              AND/OR
                                              MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                     FEE      (12B-1) FEES   EXPENSES
-------------------------------------------- ------------ -------------- ----------
Clarion Global Real Estate Portfolio --
 Class B....................................    0.60%     0.25%          0.04%
ClearBridge Aggressive Growth
 Portfolio -- Class A.......................    0.55%       --           0.02%
Harris Oakmark International
 Portfolio -- Class E.......................    0.77%     0.15%          0.06%
Invesco Mid Cap Value Portfolio --
 Class B....................................    0.64%     0.25%          0.04%
Invesco Small Cap Growth Portfolio --
 Class B....................................    0.85%     0.25%          0.02%
Loomis Sayles Global Markets
 Portfolio -- Class B.......................    0.70%     0.25%          0.08%
Met/Franklin Low Duration Total Return
 Portfolio -- Class B.......................    0.49%     0.25%          0.05%
Met/Wellington Large Cap Research
 Portfolio -- Class B.......................    0.56%     0.25%          0.03%
MetLife Asset Allocation 100
 Portfolio -- Class B.......................    0.07%     0.25%          0.01%
MFS(R) Research International
 Portfolio -- Class B.......................    0.69%     0.25%          0.07%
Morgan Stanley Mid Cap Growth
 Portfolio -- Class B.......................    0.65%     0.25%          0.03%
Oppenheimer Global Equity Portfolio --
 Class B....................................    0.66%     0.25%          0.05%
PIMCO Inflation Protected Bond
 Portfolio -- Class B.......................    0.47%     0.25%          0.15%
PIMCO Total Return Portfolio -- Class B.....    0.48%     0.25%          0.04%
SSGA Growth and Income ETF
 Portfolio -- Class B.......................    0.31%     0.25%            --
SSGA Growth ETF Portfolio -- Class B........    0.32%     0.25%          0.02%
T. Rowe Price Mid Cap Growth
 Portfolio -- Class B.......................    0.75%     0.25%          0.03%
METROPOLITAN SERIES FUND
Baillie Gifford International Stock
 Portfolio -- Class A.......................    0.79%       --           0.07%
Barclays Aggregate Bond Index
 Portfolio -- Class B.......................    0.25%     0.25%          0.03%
BlackRock Bond Income Portfolio --
 Class A....................................    0.32%       --           0.04%
BlackRock Capital Appreciation
 Portfolio -- Class A.......................    0.69%       --           0.02%
BlackRock Large Cap Value Portfolio --
 Class E....................................    0.63%     0.15%          0.03%
BlackRock Ultra-Short Term Bond
 Portfolio -- Class A.......................    0.34%       --           0.03%
Frontier Mid Cap Growth Portfolio --
 Class B....................................    0.71%     0.25%          0.03%



                                               ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                              FUND FEES     ANNUAL        AND/OR        ANNUAL
                                                 AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                                  EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
-------------------------------------------- ----------- ----------- --------------- -----------
Clarion Global Real Estate Portfolio --
 Class B....................................   --          0.89%       --              0.89%
ClearBridge Aggressive Growth
 Portfolio -- Class A.......................   --          0.57%     0.00%             0.57%
Harris Oakmark International
 Portfolio -- Class E.......................   --          0.98%     0.02%             0.96%
Invesco Mid Cap Value Portfolio --
 Class B.................................... 0.08%         1.01%     0.02%             0.99%
Invesco Small Cap Growth Portfolio --
 Class B....................................   --          1.12%     0.02%             1.10%
Loomis Sayles Global Markets
 Portfolio -- Class B.......................   --          1.03%       --              1.03%
Met/Franklin Low Duration Total Return
 Portfolio -- Class B.......................   --          0.79%     0.02%             0.77%
Met/Wellington Large Cap Research
 Portfolio -- Class B.......................   --          0.84%     0.04%             0.80%
MetLife Asset Allocation 100
 Portfolio -- Class B....................... 0.68%         1.01%       --              1.01%
MFS(R) Research International
 Portfolio -- Class B.......................   --          1.01%     0.06%             0.95%
Morgan Stanley Mid Cap Growth
 Portfolio -- Class B.......................   --          0.93%     0.01%             0.92%
Oppenheimer Global Equity Portfolio --
 Class B....................................   --          0.96%     0.08%             0.88%
PIMCO Inflation Protected Bond
 Portfolio -- Class B.......................   --          0.87%     0.01%             0.86%
PIMCO Total Return Portfolio -- Class B.....   --          0.77%     0.04%             0.73%
SSGA Growth and Income ETF
 Portfolio -- Class B....................... 0.22%         0.78%       --              0.78%
SSGA Growth ETF Portfolio -- Class B........ 0.24%         0.83%       --              0.83%
T. Rowe Price Mid Cap Growth
 Portfolio -- Class B.......................   --          1.03%       --              1.03%
METROPOLITAN SERIES FUND
Baillie Gifford International Stock
 Portfolio -- Class A.......................   --          0.86%     0.12%             0.74%
Barclays Aggregate Bond Index
 Portfolio -- Class B.......................   --          0.53%     0.01%             0.52%
BlackRock Bond Income Portfolio --
 Class A....................................   --          0.36%     0.00%             0.36%
BlackRock Capital Appreciation
 Portfolio -- Class A.......................   --          0.71%     0.05%             0.66%
BlackRock Large Cap Value Portfolio --
 Class E....................................   --          0.81%     0.03%             0.78%
BlackRock Ultra-Short Term Bond
 Portfolio -- Class A.......................   --          0.37%     0.02%             0.35%
Frontier Mid Cap Growth Portfolio --
 Class B....................................   --          0.99%     0.02%             0.97%

                                                             DISTRIBUTION
                                                                AND/OR
                                                MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                       FEE      (12B-1) FEES   EXPENSES
---------------------------------------------- ------------ -------------- ----------
Jennison Growth Portfolio -- Class A..........    0.60%       --           0.02%
Loomis Sayles Small Cap Core
 Portfolio -- Class A.........................    0.90%       --           0.06%
Loomis Sayles Small Cap Growth
 Portfolio -- Class B.........................    0.90%     0.25%          0.05%
Met/Artisan Mid Cap Value Portfolio --
 Class A......................................    0.81%       --           0.03%
Met/Wellington Balanced Portfolio --
 Class B......................................    0.46%     0.25%          0.08%
Met/Wellington Core Equity
 Opportunities Portfolio -- Class A...........    0.70%       --           0.02%
MetLife Asset Allocation 20 Portfolio --
 Class B......................................    0.09%     0.25%          0.02%
MetLife Asset Allocation 40 Portfolio --
 Class B......................................    0.06%     0.25%            --
MetLife Asset Allocation 60 Portfolio --
 Class B......................................    0.05%     0.25%            --
MetLife Asset Allocation 80 Portfolio --
 Class B......................................    0.05%     0.25%            --
MetLife Mid Cap Stock Index
 Portfolio -- Class B.........................    0.25%     0.25%          0.04%
MetLife Stock Index Portfolio --
 Class B......................................    0.25%     0.25%          0.02%
MFS(R) Total Return Portfolio -- Class E......    0.55%     0.15%          0.05%
MFS(R) Value Portfolio -- Class A.............    0.70%       --           0.02%
MSCI EAFE(R) Index Portfolio -- Class B.......    0.30%     0.25%          0.10%
Neuberger Berman Genesis Portfolio --
 Class A......................................    0.81%       --           0.03%
Russell 2000(R) Index Portfolio --
 Class B......................................    0.25%     0.25%          0.06%
T. Rowe Price Large Cap Growth
 Portfolio -- Class B.........................    0.60%     0.25%          0.02%
T. Rowe Price Small Cap Growth
 Portfolio -- Class B.........................    0.47%     0.25%          0.03%
Western Asset Management Strategic
 Bond Opportunities Portfolio --
 Class B......................................    0.59%     0.25%          0.04%
Western Asset Management
 U.S. Government Portfolio -- Class A.........    0.47%       --           0.02%



                                                 ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                FUND FEES     ANNUAL        AND/OR        ANNUAL
                                                   AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                                    EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
---------------------------------------------- ----------- ----------- --------------- -----------
Jennison Growth Portfolio -- Class A..........   --          0.62%     0.08%             0.54%
Loomis Sayles Small Cap Core
 Portfolio -- Class A......................... 0.04%         1.00%     0.08%             0.92%
Loomis Sayles Small Cap Growth
 Portfolio -- Class B.........................   --          1.20%     0.09%             1.11%
Met/Artisan Mid Cap Value Portfolio --
 Class A......................................   --          0.84%       --              0.84%
Met/Wellington Balanced Portfolio --
 Class B......................................   --          0.79%     0.00%             0.79%
Met/Wellington Core Equity
 Opportunities Portfolio -- Class A...........   --          0.72%     0.12%             0.60%
MetLife Asset Allocation 20 Portfolio --
 Class B...................................... 0.52%         0.88%     0.01%             0.87%
MetLife Asset Allocation 40 Portfolio --
 Class B...................................... 0.56%         0.87%       --              0.87%
MetLife Asset Allocation 60 Portfolio --
 Class B...................................... 0.60%         0.90%       --              0.90%
MetLife Asset Allocation 80 Portfolio --
 Class B...................................... 0.65%         0.95%       --              0.95%
MetLife Mid Cap Stock Index
 Portfolio -- Class B......................... 0.01%         0.55%     0.00%             0.55%
MetLife Stock Index Portfolio --
 Class B......................................   --          0.52%     0.01%             0.51%
MFS(R) Total Return Portfolio -- Class E......   --          0.75%       --              0.75%
MFS(R) Value Portfolio -- Class A.............   --          0.72%     0.14%             0.58%
MSCI EAFE(R) Index Portfolio -- Class B....... 0.01%         0.66%     0.00%             0.66%
Neuberger Berman Genesis Portfolio --
 Class A......................................   --          0.84%     0.01%             0.83%
Russell 2000(R) Index Portfolio --
 Class B...................................... 0.01%         0.57%     0.00%             0.57%
T. Rowe Price Large Cap Growth
 Portfolio -- Class B.........................   --          0.87%     0.02%             0.85%
T. Rowe Price Small Cap Growth
 Portfolio -- Class B.........................   --          0.75%       --              0.75%
Western Asset Management Strategic
 Bond Opportunities Portfolio --
 Class B......................................   --          0.88%     0.04%             0.84%
Western Asset Management
 U.S. Government Portfolio -- Class A.........   --          0.49%     0.01%             0.48%



     The information shown in the table above was provided by the Eligible Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Eligible Fund's 2016 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Eligible Fund, but that the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Eligible Fund's board of directors or trustees, are not shown.

     Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Eligible Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


EXAMPLE

     The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Eligible Fund fees and expenses.(1)

     The Example assumes that you invest $10,000 in a Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable contingent deferred sales charges deducted) at the end of the applicable time period:



                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 --------   ---------   ---------   ---------
  (a).........     $988      $1,321      $1,681      $2,903
  (b).........     $901      $1,059      $1,241      $2,012


     (2) If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no contingent deferred sales charges would be deducted(2)):



                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 --------   ---------   ---------   ---------
  (a).........     $288        $821      $1,381      $2,903
  (b).........     $201        $559      $  941      $2,012


     PLEASE REMEMBER THAT THE EXAMPLES ARE SIMPLY ILLUSTRATIONS AND DO NOT REFLECT PAST OR FUTURE EXPENSES. Your actual expenses may be higher or lower than those reflected in the examples depending on the features you choose. Similarly your rate of return may be more or less than the 5% assumed in the examples.
----------
NOTES:

(1) The example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). In these examples, the average Administration Contract Charge of 0.064% has been used. (See Note
      (1) to the Variable Account Accrual Expenses table.)


(2) If you subsequently withdraw the commuted value of amounts placed under any of these options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that would have been deducted when you originally applied the Contract proceeds to the option. (See "Contingent Deferred Sales Charge" and "Annuity Options" for more information.)
--------------------------------------------------------------------------------
Condensed financial information containing the Accumulation Unit Value history appears at the end of this prospectus (see "ACCUMULATION UNIT VALUES").


                                  THE COMPANY

     We were organized as a stock life insurance company in Delaware in 1980 and are authorized to operate in all states and the District of Columbia. Formerly, we were a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), an insurance company whose principal office is 1095 Avenue of the Americas, New York, New York 10036. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife then became the parent of New England Variable Life Insurance Company which changed its name to "New England Life Insurance Company," (the "Company") and changed its domicile from the State of Delaware to The Commonwealth of Massachusetts. The Company is located at One Financial Center, Boston, Massachusetts 02111.


     On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such a separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife,

Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation has not yet been set, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on the financial strength of any company that issues variable insurance products. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. However, any separation transaction will not affect the terms or conditions of your variable contract, and the Company will remain fully responsible for its respective contractual obligations to variable contract owners.



                              THE VARIABLE ACCOUNT

     We established a separate investment account, New England Variable Annuity Separate Account (the "Variable Account"), under Delaware law on July 1, 1994, to hold the assets backing the Contracts. When the Company changed its domicile to Massachusetts on August 30, 1996 the Variable Account became subject to Massachusetts law. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account may be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.

     The assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors. The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account and not to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

     We allocate your purchase payments to the sub-accounts that you elect. If you allocate purchase payments to the Variable Account, the value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund (a mutual fund) in which your selected subaccounts invests. We do not guarantee the investment performance of the Variable Account. You bear the full investment risk for all amounts allocated to the Variable Account.

     We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments--even if that amount exceeds the assets in the Variable Account. Any such amount that exceeds the assets in the Variable Account is paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims paying ability and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. The Company is regulated as an insurance company under state law, which includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

     The investment advisers to certain of the Eligible Funds offered with the Contracts or with other variable annuity contracts issued through the Variable Account may be regulated as Commodity Pool Operators. While we do not concede that the Variable Account is a commodity pool, we have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act (CEA), and are not subject to registration or regulation as a pool operator under the CEA.


INVESTMENTS OF THE VARIABLE ACCOUNT

     We will allocate your purchase payments to the sub-accounts investing in one or more of the Eligible Funds you chose, which we list below. No sales charge will apply at the time you make your payment. You may change your selection of Eligible Funds for future purchase payments at any time free of charge. (See "Requests and Elections.") You can transfer to or from any Eligible Fund, subject to certain conditions. (See "Transfer Privilege.") You may allocate your Contract Value among no more than twenty Accounts (including the Fixed Account) at any one time. We reserve the right to add or remove Eligible Funds from time to time. (See "Substitution of Investments.")

     Certain Eligible Funds have investment objectives and policies similar to other funds that may be managed by the same sub-adviser. The performance of the Eligible Funds, however, may be higher or lower than the other funds. We make no representation that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same sub-adviser.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

     An investment adviser (other than our affiliate MetLife Advisers) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Contract Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

     Additionally, an investment adviser (other than our affiliate MetLife Advisers) or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "FEE TABLE--Annual Eligible Fund Operating Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)

     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "FEE TABLE--Annual Eligible Fund Operating Expenses" for the amounts of the 12b-1 fees.) An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Investment Portfolio's prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. (See "DISTRIBUTION OF THE CONTRACTS.") Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

     We select the Eligible Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new purchase payments and/or transfers of Contract Value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms These selling firms may receive payments from the Eligible Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Eligible Funds.

     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.


     You will find complete information about the Eligible Funds, including the risks associated with each, in the accompanying prospectuses. They should be read along with this prospectus before investing. You can obtain copies of the Eligible Fund prospectuses by calling us at 1-800-777-5897. You can also get information about the Metropolitan Fund, Met

Investors Series Trust and the American Funds Insurance Series (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.



ELIGIBLE FUND                              INVESTMENT OBJECTIVE                      INVESTMENT ADVISER/SUBADVISER
----------------------------------------   ---------------------------------------   -----------------------------------------
AMERICAN FUNDS INSURANCE
 SERIES(R)
American Funds Bond Fund                   Seeks as high a level of current          Capital Research and Management
                                           income as is consistent with the          Company
                                           preservation of capital.
American Funds Global Small                Seeks long-term growth of capital.        Capital Research and Management
 Capitalization Fund                                                                 Company
American Funds Growth Fund                 Seeks growth of capital.                  Capital Research and Management
                                                                                     Company
American Funds Growth-Income               Seeks long-term growth of capital         Capital Research and Management
 Fund                                      and income.                               Company
MET INVESTORS SERIES TRUST
American Funds(R) Balanced                 Seeks a balance between a high            MetLife Advisers, LLC
 Allocation Portfolio                      level of current income and growth
                                           of capital, with a greater emphasis
                                           on growth of capital.
American Funds(R) Growth Allocation        Seeks growth of capital.                  MetLife Advisers, LLC
 Portfolio
American Funds(R) Moderate                 Seeks a high total return in the form     MetLife Advisers, LLC
 Allocation Portfolio                      of income and growth of capital, with
                                           a greater emphasis on income.
Clarion Global Real Estate Portfolio       Seeks total return through                MetLife Advisers, LLC
                                           investment in real estate securities,     Subadviser: CBRE Clarion Securities LLC
                                           emphasizing both capital
                                           appreciation and current income.
ClearBridge Aggressive Growth              Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio                                                                           Subadviser: ClearBridge Investments, LLC
Harris Oakmark International               Seeks long-term capital                   MetLife Advisers, LLC
 Portfolio                                 appreciation.                             Subadviser: Harris Associates L.P.
Invesco Mid Cap Value Portfolio            Seeks high total return by investing      MetLife Advisers, LLC
                                           in equity securities of mid-sized         Subadviser: Invesco Advisers, Inc.
                                           companies.
Invesco Small Cap Growth Portfolio         Seeks long-term growth of capital.        MetLife Advisers, LLC
                                                                                     Subadviser: Invesco Advisers, Inc.
Loomis Sayles Global Markets               Seeks high total investment return        MetLife Advisers, LLC
 Portfolio                                 through a combination of capital          Subadviser: Loomis, Sayles & Company,
                                           appreciation and income.                  L.P.
Met/Franklin Low Duration Total            Seeks a high level of current income,     MetLife Advisers, LLC
 Return Portfolio                          while seeking preservation of             Subadviser: Franklin Advisers, Inc.
                                           shareholders' capital.
Met/Wellington Large Cap Research          Seeks long-term capital                   MetLife Advisers, LLC
 Portfolio                                 appreciation.                             Subadviser: Wellington Management
                                                                                     Company LLP
MetLife Asset Allocation 100 Portfolio     Seeks growth of capital.                  MetLife Advisers, LLC
MFS(R) Research International              Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio                                                                           Subadviser: Massachusetts Financial
                                                                                     Services Company

ELIGIBLE FUND                           INVESTMENT OBJECTIVE                     INVESTMENT ADVISER/SUBADVISER
-------------------------------------   --------------------------------------   -------------------------------------------
Morgan Stanley Mid Cap Growth           Seeks capital appreciation.              MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: Morgan Stanley Investment
                                                                                 Management Inc.
Oppenheimer Global Equity Portfolio     Seeks capital appreciation.              MetLife Advisers, LLC
                                                                                 Subadviser: OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond          Seeks maximum real return,               MetLife Advisers, LLC
 Portfolio                              consistent with preservation of          Subadviser: Pacific Investment
                                        capital and prudent investment           Management Company LLC
                                        management.
PIMCO Total Return Portfolio            Seeks maximum total return,              MetLife Advisers, LLC
                                        consistent with the preservation of      Subadviser: Pacific Investment
                                        capital and prudent investment           Management Company LLC
                                        management.
SSGA Growth and Income ETF              Seeks growth of capital and income.      MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: SSGA Funds Management, Inc.
SSGA Growth ETF Portfolio               Seeks growth of capital.                 MetLife Advisers, LLC
                                                                                 Subadviser: SSGA Funds Management, Inc.
T. Rowe Price Mid Cap Growth            Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: T. Rowe Price Associates, Inc.
METROPOLITAN SERIES FUND
Baillie Gifford International Stock     Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: Baillie Gifford Overseas
                                                                                 Limited
Barclays Aggregate Bond Index           Seeks to track the performance of        MetLife Advisers, LLC
 Portfolio                              the Barclays U.S. Aggregate Bond         Subadviser: MetLife Investment Advisors,
                                        Index.                                   LLC
BlackRock Bond Income Portfolio         Seeks a competitive total return         MetLife Advisers, LLC
                                        primarily from investing in              Subadviser: BlackRock Advisors, LLC
                                        fixed-income securities.
BlackRock Capital Appreciation          Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: BlackRock Advisors, LLC
BlackRock Large Cap Value Portfolio     Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                                 Subadviser: BlackRock Advisors, LLC
BlackRock Ultra-Short Term Bond         Seeks a high level of current income     MetLife Advisers, LLC
 Portfolio                              consistent with preservation of          Subadviser: BlackRock Advisors, LLC
                                        capital.
Frontier Mid Cap Growth Portfolio       Seeks maximum capital                    MetLife Advisers, LLC
                                        appreciation.                            Subadviser: Frontier Capital Management
                                                                                 Company, LLC
Jennison Growth Portfolio               Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                                 Subadviser: Jennison Associates LLC
Loomis Sayles Small Cap Core            Seeks long-term capital growth from      MetLife Advisers, LLC
 Portfolio                              investments in common stocks or          Subadviser: Loomis, Sayles & Company,
                                        other equity securities.                 L.P.
Loomis Sayles Small Cap Growth          Seeks long-term capital growth.          MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: Loomis, Sayles & Company,
                                                                                 L.P.
Met/Artisan Mid Cap Value Portfolio     Seeks long-term capital growth.          MetLife Advisers, LLC
                                                                                 Subadviser: Artisan Partners Limited
                                                                                 Partnership

ELIGIBLE FUND                             INVESTMENT OBJECTIVE                       INVESTMENT ADVISER/SUBADVISER
---------------------------------------   ----------------------------------------   -------------------------------------------
Met/Wellington Balanced Portfolio         Seeks long-term capital appreciation       MetLife Advisers, LLC
                                          with some current income.                  Subadviser: Wellington Management
                                                                                     Company LLP
Met/Wellington Core Equity                Seeks to provide a growing stream          MetLife Advisers, LLC
 Opportunities Portfolio                  of income over time and,                   Subadviser: Wellington Management
                                          secondarily, long-term capital             Company LLP
                                          appreciation and current income.
MetLife Asset Allocation 20 Portfolio     Seeks a high level of current income,      MetLife Advisers, LLC
                                          with growth of capital as a
                                          secondary objective.
MetLife Asset Allocation 40 Portfolio     Seeks high total return in the form of     MetLife Advisers, LLC
                                          income and growth of capital, with a
                                          greater emphasis on income.
MetLife Asset Allocation 60 Portfolio     Seeks a balance between a high             MetLife Advisers, LLC
                                          level of current income and growth
                                          of capital, with a greater emphasis
                                          on growth of capital.
MetLife Asset Allocation 80 Portfolio     Seeks growth of capital.                   MetLife Advisers, LLC
MetLife Mid Cap Stock Index               Seeks to track the performance of          MetLife Advisers, LLC
 Portfolio                                the Standard & Poor's MidCap 400(R)        Subadviser: MetLife Investment Advisors,
                                          Composite Stock Price Index.               LLC
MetLife Stock Index Portfolio             Seeks to track the performance of          MetLife Advisers, LLC
                                          the Standard & Poor's 500(R)               Subadviser: MetLife Investment Advisors,
                                          Composite Stock Price Index.               LLC
MFS(R) Total Return Portfolio             Seeks a favorable total return             MetLife Advisers, LLC
                                          through investment in a diversified        Subadviser: Massachusetts Financial
                                          portfolio.                                 Services Company
MFS(R) Value Portfolio                    Seeks capital appreciation.                MetLife Advisers, LLC
                                                                                     Subadviser: Massachusetts Financial
                                                                                     Services Company
MSCI EAFE(R) Index Portfolio              Seeks to track the performance of          MetLife Advisers, LLC
                                          the MSCI EAFE(R) Index.                    Subadviser: MetLife Investment Advisors,
                                                                                     LLC
Neuberger Berman Genesis Portfolio        Seeks high total return, consisting        MetLife Advisers, LLC
                                          principally of capital appreciation.       Subadviser: Neuberger Berman Investment
                                                                                     Advisers LLC
Russell 2000(R) Index Portfolio           Seeks to track the performance of          MetLife Advisers, LLC
                                          the Russell 2000(R) Index.                 Subadviser: MetLife Investment Advisors,
                                                                                     LLC
T. Rowe Price Large Cap Growth            Seeks long-term growth of capital.         MetLife Advisers, LLC
 Portfolio                                                                           Subadviser: T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth            Seeks long-term capital growth.            MetLife Advisers, LLC
 Portfolio                                                                           Subadviser: T. Rowe Price Associates, Inc.
Western Asset Management                  Seeks to maximize total return             MetLife Advisers, LLC
 Strategic Bond Opportunities             consistent with preservation of            Subadviser: Western Asset Management
 Portfolio                                capital.                                   Company
Western Asset Management                  Seeks to maximize total return             MetLife Advisers, LLC
 U.S. Government Portfolio                consistent with preservation of            Subadviser: Western Asset Management
                                          capital and maintenance of liquidity.      Company

SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. Shares classes of the Eligible Funds are listed in the Annual Eligible Fund Operating Expenses table.

     Additionally, shares of the Eligible Funds may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various contract owners participating in, and the interests of Qualified Plans investing in the Eligible Funds may conflict. The Eligible Funds will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.


SUBSTITUTION OF INVESTMENTS

     If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both, for some or all classes of Contracts. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments.


                                 THE CONTRACTS


PURCHASE PAYMENTS

     Currently, the minimum initial purchase payment is $5,000, and the minimum subsequent purchase payment is $250. The following exceptions may apply.

   o When the Contract is bought as part of an individual retirement account under Section 408(a) of the Internal Revenue Code (the "Code") or individual retirement annuity under Section 408(b) of the Code (both referred to as "IRAs"), or a Roth IRA under Section 408A of the Code ("Roth IRA"), if you choose to have monthly purchase payments withdrawn from your financial institution account by debit authorization, we will accept a monthly minimum of $100 in lieu of a single $2,000 initial purchase payment.

   o For Contracts bought as part of other types of retirement plans qualifying for tax-benefited treatment under the Code, we will accept monthly purchase payments as low as $50 per month if payments are made through a group billing arrangement (also known as a "list bill" arrangement).

   o For all other Contracts, we will accept monthly purchase payments as low as $100 per month if they are made through our automated payment program. If you would like to exchange a New England Variable Fund I ("Fund I"), New England Retirement Investment Account ("Preference") or New England Variable Account ("Zenith Accumulator") contract for a Contract, we may waive the minimum initial and subsequent purchase payment amounts to correspond with the old contract. (For more information on exchanges, see Appendix D.)

   o We reserve the right to refuse purchase payments made via personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be filled. (See "Access To Your Money.")

   o If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

     We will not accept purchase payments made with cash, money orders or travelers checks.


     We will accept a different amount than what is described above if required by federal tax law. We may limit initial or subsequent purchase payments made under a Contract. Currently, the maximum total purchase payments for all Contracts is

$1,000,000, without prior approval from us. We reserve the right to not accept an initial or subsequent purchase payment that would cause your Contract Value, including the value of all other contracts you may own with us, to exceed $5,000,000.


     NO SUBSEQUENT PURCHASE PAYMENTS MAY BE MADE: (1) WITHIN SEVEN YEARS PRIOR TO THE CONTRACT'S MATURITY DATE; OR (2) AFTER A CONTRACT OWNER (OR THE ANNUITANT, IF THE CONTRACT IS NOT OWNED IN AN INDIVIDUAL CAPACITY) REACHES AGE 88 (AGE 83 IN NEW YORK). FOR JOINT CONTRACT OWNERS, YOU MAY NOT MAKE A PURCHASE PAYMENT AFTER THE OLDER CONTRACT OWNER REACHES AGE 86 (AGE 83 IN NEW YORK).

     If your Contract was issued as a Qualified Contract under Section 403(b) of the Code (also called a "tax sheltered annuity" or "TSA") in a "90-24 transfer" completed on or before September 24, 2007, and you have never made salary reduction contributions into your Contract, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.")

     When we receive your completed application (information) and initial purchase payment, within two business days we will issue your Contract. The Contract Date is the date shown on your Contract. We will contact you if the application is incomplete and we need additional information. We will return initial purchase payments if this process is not completed within five business days unless you agree otherwise. We reserve the right to reject any application.


TRANSFER PRIVILEGE

     We reserve the right to limit the number of transfers during the accumulation and/or income periods. We also reserve the right to refuse transfers to the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate. We will notify you, in advance, if we change the above transfer provisions.

     Special rules apply to transfers involving the Fixed Account. We limit
                                                                   --------
transfers out of the Fixed Account as to amount. Currently we are not imposing
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these restrictions but we have the right to reimpose them at any time. Special limits may apply on purchase payments and amounts transferred into the Fixed Account. See "The Fixed Account" and the Statement of Additional Information.

     RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Contract Owners to transfer Contract Value may dilute the value of the shares of an Eligible Fund (or "portfolio") if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).


     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in those Monitored Funds:

     American Funds Global Small Capitalization Fund
     Baillie Gifford International Stock Portfolio
     Clarion Global Real Estate Portfolio
     Harris Oakmark International Portfolio
     Invesco Small Cap Growth Portfolio
     Loomis Sayles Global Markets Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Loomis Sayles Small Cap Growth Portfolio
     MFS(R) Research International Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Oppenheimer Global Equity Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Western Asset Management Strategic Bond Opportunities Portfolio

     We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER ELIGIBLE FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


     As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30- day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Eligible Fund and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Eligible Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the Contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent transfer policies established by the Eligible Fund.

     In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in frequent trading, the Eligible Fund may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Contract Owner). You should read the Eligible Fund prospectuses for more details.

     RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Eligible Funds except where the portfolio manager of a particular Eligible Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



SURRENDERS

     How to Surrender.

     You may submit a written surrender request any time prior to the Maturity Date that indicates that the surrender should be processed as of the Maturity Date. Solely for the purpose of calculating and processing such a surrender request, the request will be deemed to have been received on, and the withdrawal amount will be priced according to the accumulation unit value calculated as of, the Maturity Date. Your request must be received at our Annuity Administrative Office on or before the Maturity Date.



REQUESTS AND ELECTIONS

     We will treat your request for a Contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. Our designated Annuity Administrative Office is New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594.

     Subject to our restrictions on frequent or larger transfers, requests for sub-account transfers, address changes or reallocation of future purchase payments may be made:

   o By telephone (1-800-435-4117), between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time

   o Through your Registered Representative

   o In writing to New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594 Des Moines, IA 50306-3594, or

   o By fax (515) 457-4301.

   o For transfer or reallocation of future purchase payments, by Internet at http://www.metlife.com.

     If we have not received your request by 4:00 p.m. Eastern Time, even if due to our delay (such as any delay in answering your telephone call), we will treat your request as having been received on the following business day.

     We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in a form satisfactory to us. Contact us for additional information.

     All other requests must be in written form, satisfactory to us. We may allow requests for a withdrawal over the telephone or by fax, which may be subject to certain limitations. To elect this option, you must first provide us with a notice or agreement in Good Order. We may stop offering telephone or fax transactions at any time in our sole discretion.

     TELEPHONE AND COMPUTER SYSTEMS. Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your request in writing to the Company's Annuity Administrative Office as described above.

     A recording of daily unit values is available by calling 1-800-333-2501.

     We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, Internet or fax are genuine. However, because telephone transactions may be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you. Any telephone, Internet or fax instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, Internet or fax are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions.

     A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions about a form or request, you should contact us or your sales representative before submitting the form or request.


     All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or election. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.



                                ANNUITY PAYMENTS


ELECTION OF ANNUITY

     The annuity period begins at the Maturity Date (or earlier if you surrender the Contract) and provides for payments to be made to the Payee. You may apply your contract value to one of the payment options listed below (or a comparable fixed option). By the time the older of the Contract Owner or Annuitant reaches age 95 (age 90 or ten years after issue of your Contract in New York State), and if you do not either elect to extend the maturity date on the Contract, select a pay-out option or withdraw your entire Contract Value, and your Contract was not issued under certain retirement plans, we will automatically issue you a life annuity with a 10 year guarantee.

     We base the Maturity Date of your Contract on the older of the Contract Owner(s) and the Annuitant. The Maturity Date is the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law). If your Contract is acquired pursuant to an exchange from an old contract (see "The Contracts--Purchase Payments"), the Maturity Date of the Contract would be set at age 95 (or the maximum allowed by state law) regardless of what the maturity date may have been for the old Contract. You may not change the Maturity Date to an earlier date. We may allow you to extend your Maturity Date (subject to restrictions in your state and our established administrative procedures).

     PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT.

     If you and the Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the Contract will continue for the benefit of the Contingent Annuitant. We will reset the Maturity Date if necessary, based on the age of the older Contract Owner.

     You may not change the ownership of your Contract without our consent. If you change ownership, we may require a change in the Maturity Date, based on the new Contract Owner's age. We will base the new Maturity Date on the older of the new Contract Owner and the Annuitant. The new Maturity Date will be the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).

     Unless you elect another option, variable annuity payments will begin at the Maturity Date for the life of the Payee, but for at least ten years. Any Contract Value in the Fixed Account will be applied to provide fixed, not variable, payments. You can change this annuity payment option at any time prior to the Maturity Date. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, we will transfer the amount of your Contract Value applied to the fixed payment option (net of any applicable charges described under "Administration Charges, Contingent Deferred Sales Charge and Other Deductions") to our general account. We will fix the annuity payments in amount and duration by the annuity payment option selected, and the age and sex of the Payee. For Contracts issued in situations involving an employer-sponsored plan subject to ERISA or where required by state law, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee. If you were issued a Contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity rates, the annuity rates we use will not be less than the guaranteed sex-distinct rates in the Contract when issued. You may choose to have annuity payments made on a monthly, quarterly, semi-annual, or annual frequency. (See "Amount of Variable Annuity Payments.")

     Contracts used in connection with retirement plans qualifying for tax benefited treatment may have various requirements for the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.


ANNUITY OPTIONS

     There are several annuity payment options. You may select one of the payment options prior to the Maturity Date, at full or partial surrender, or when death proceeds are payable. (Some options are not available for death proceeds.)

     For a description of the tax consequences of full and partial annuitization, see "FEDERAL INCOME TAX CONSIDERATIONS".

     You select an annuity payment option by written request to us at our Annuity Administrative Office and subject to any applicable federal tax law restrictions.

     If more than one frequency is permitted under your Contract, choosing less frequent payments will result in each annuity payment being larger. Annuity payment options that guarantee that payments will be made for a certain number of years regardless of whether the Payee or Payees are alive (such as the Variable Income for a Specified Number of Years, Variable Life Income with Period Certain, the Variable Income Payments to Age 100, or the Joint and Survivor Variable Life Income, 10 Years Certain options, listed below) result in annuity payments that are smaller than annuity payment options without such a guarantee (such as the Variable Life Income, Joint and Survivor Variable Life Income or the Joint and 2/3 to Survivor Variable Life Income options, listed below).

       The Contract offers the variable annuity payment options listed below.

       Variable Income for a Specified Number of Years. We will make variable payments for the number of years elected, which may not be more than 30 except with our consent. THIS OPTION CANNOT BE FOR DEATH PROCEEDS.

       Variable Life Income. We will make variable payments which will continue: while the Payee is living*; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

       Variable Income Payments to Age 100 ("American Income Advantage"). We will make variable payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

       Variable Life Income for Two Lives. We will make variable payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years
    Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.


     Other annuity payment options (including other periods certain) may be available from time to time, and you should ask us about their availability. If you do not elect an annuity payment option by the Maturity Date, we will make variable payments under the Contract while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option. Any Contract value in the Fixed Account will be applied to provide fixed, not variable, payments.) If your purchase payments would be less than our published minimum, then you will need our consent to apply the Contract proceeds to an annuity payment option.


     You may withdraw the commuted value of the payments remaining under a variable period certain option (such as the Variable Income for a Specified Number of Years Option). The commuted value is a lump sum of the present value of future annuity payments. You may not commute a fixed period certain option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining payments. For variable income payment options, the calculation of the commuted value will be done using the assumed investment return applicable to the Contract. (See "Amount of Annuity Payments".) For fixed income payment options, the calculation of the commuted value will be done using the then current annuity purchase rates.

     Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

   o The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

   o The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

   o The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

     A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     See the section entitled "ASSET-BASED INSURANCE CHARGES, WITHDRAWAL AND OTHER DEDUCTIONS" to find out whether a Withdrawal Charge applies when you annuitize or withdraw the commuted value of any payments certain.

     If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

     The availability of certain annuity payment options may be restricted on account of Company policy and federal tax law, which among other things, may restrict payment to the life expectancy of the payee and/or may limit the choice of percentage reduction in payments under a joint and survivor option. In addition, these federal tax rules may also limit the use in qualified contracts of annuity payment options that contain a commutation feature because, among other things, income


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* It is possible under this option to receive only one variable annuity payment if the Payee dies (or Payees die) before the due date of the second payment or to receive only two variable annuity payments if the Payee dies (or Payees die) before the due date of the third payment, and so on.

payments must be made at least annually to avoid a 50% excise tax. Accordingly, we reserve the right to restrict the availability under qualified contracts of annuity payment options with commutation features and/or limit the amount that may be withdrawn under such features.

     See the section entitled "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" to find out whether a Contingent Deferred Sales Charge applies when you annuitize or withdraw the commuted value of any payments certain.

     If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

     The availability of certain annuity payment options may be restricted on account of Company policy and Federal tax law, which among other things, may restrict payment to the life expectancy of the payee.

     We continue to assess the Mortality and Expense Risk Charge and the Administrative Asset Charge if annuity payments are made under any variable annuity payment option (either before or after the Maturity Date), including an option not involving a life contingency and under which we bear no mortality risk.


AMOUNT OF VARIABLE ANNUITY PAYMENTS

     At the Maturity Date (or any other application of proceeds to a payment option), your Contract Value (reduced by applicable premium tax, administration contract, and contingent deferred sales charges and by any outstanding loan plus accrued interest) is applied toward the purchase of annuity payments. We determine the amount of monthly variable annuity payments on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age, (ii) the assumed investment return selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected.

     The Fixed Account is not available under variable payment options. Current annuity purchase rates may be changed by us periodically, and we will apply them prospectively on a non-discriminatory basis.

     We calculate the initial payment using the assumed investment return you select. The amount of each payment after the initial payment will depend on how the subaccounts perform, relative to the assumed investment return. If the actual net investment return (annualized) exceeds your assumed investment return, the payment will increase. Conversely, if the actual return is less than your assumed investment return, the annuity payment will decrease.

     When selecting an assumed investment return, you should keep in mind that a lower assumed investment return will result in a lower initial annuity payment, but subsequent annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Eligible Funds. On the other hand, a higher assumed investment return will result in a higher initial payment than a lower assumed investment return, but later payments will rise more slowly or fall more rapidly. You may select an assumed investment return of 3.5% or, if allowed by applicable law or regulation, 5%. If you do not choose an assume investment return, we will use 3.5%.

     For more information regarding annuity payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of annuity payment options available, and other important matters.


                 RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

     The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

       1. Plans qualified under Section 401(a) or 403(a) ("Qualified Plans") of the Internal Revenue Code (the "Code");

       2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by salary reduction contributions and which are not otherwise subject to ERISA;

       3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs") and Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs"). SARSEPs are only allowed if the Plan was established prior to January 1, 1997;

       4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

       5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including federal employees ("Governmental Plans").

     An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax benefited treatment, as to the rules underlying such plans and as to the state and federal tax aspects of such plans. In particular, the Contract is not intended for use with annuity purchase plans adopted by public schools and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should not be purchased for use with such plans. The Contract previously may have been available for use in TSA Plans funded by transfers from existing 403(b) plans (so-called "90-24 transfers") and which are not otherwise subject to ERISA. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.") The Company may make the Contract available for use with
Section 401(k) plans.

     For any tax qualified account (e.g. 401(k) plan or IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

     A summary of the federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "Federal Income Tax Considerations--Taxation of Qualified Contracts." It should be understood that should a tax benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

     In the case of certain TSA Plans, IRAs and Roth IRAs, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

     Because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a Qualified Contract.


                       FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

     When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

     Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate (15% in 2006) applicable to long-term capital gains and qualifying dividends.

     Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying separate account assets.


TAXATION OF NON-QUALIFIED CONTRACTS

     Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.


     Naming a non-natural person, such as a trust or estate, as a designated beneficiary may eliminate the ability to stretch the payment over an individual's life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code. If a non-natural person, such as a trust, is the owner of a non-qualified contract, the distribution on death rules under the Internal Revenue Code may require payment to begin earlier than expected and may impact the usefulness of the death benefits.


     The following discussion generally applies to Contracts owned by natural persons.

     Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

     It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

     Penalty Tax on Certain Withdrawals. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

   o made on or after the taxpayer reaches age 59 1/2;

   o made on or after the death of an Owner;

   o attributable to the taxpayer's becoming disabled;

   o made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or

   o under certain single premium immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

     Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. Once the investment in the Contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.


     Once income payments commence, you may not be able to transfer withdrawals to another non-qualified annuity contract as part of a tax-free Section 1035 exchange.


     In general, the amount of each payment under a variable annuity payment option that can be excluded from Federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated.

     The federal income tax treatment of an annuity payment option that contains a commutation feature (a feature that allows the Owner to receive a lump sum of the present value of future annuity payments) is uncertain. Specifically, it is possible that (a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.

     Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a deferred annuity, thus requiring payout of any remaining interest in the deferred annuity within five years of an owner's death (or the primary annuitant's death where the owner is not a natural person) or over the designated beneficiary's life (or over a period no longer than the beneficiary's remaining life expectancy) with such payments beginning within 12 months of the date of death if an owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an owner's death (or of a primary annuitant's death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.

     Caution: We will treat the application of less than your entire Contract Value under a Non-Qualified Contract to a pay-out option (receiving annuity income payments) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the annuity income payments received under the rules for variable income annuities. Consult your tax advisor prior to partially annuitizing your contract. At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is used to convert to income payments. Consult your tax attorney prior to partially annuitizing your Contract.

     Annuity income payments and amount received on the exercise of a withdrawal or partial withdrawal from an annuity option under your non-qualified contract may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for annuity income payments or withdrawals, whichever is applicable.

     Additionally, if you are under age 59 1/2 at the time annuity income payments commence and intend the annuity income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or (b) five years after annuity income payments commence, will generally invalidate the exception and subject you to additional penalties and interest.

     The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between investment sub-accounts after the annuity starting date. Consult your own tax advisor.

     3.8% Tax on Net Investment Income. Federal law imposes a 3.8% Medicare tax on the lesser of

       (1) the taxpayer's "net investment income," (from nonqualified annuities, interest, dividends, etc., offset by specified allowable deductions), or

       (2) the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

     "Net investment income" in Item 1 does not include distributions from tax-qualified plans (i.e., arrangements described in IRC
(section)(section)401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2.

     You should consult your tax advisor regarding the applicability of this tax to income you would receive under this annuity contract.

     Partial Annuitization. Starting in 2011, if your Contract allows and you elect to apply less than the entire Contract Value to a pay-out option provided under the Contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments you receive, provided the payout period is 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the Contract will be allocated pro rata between the annuitized portion of the Contract and the portion that remains deferred. Consult your tax adviser prior to electing partial annuitization of your Contract.

     Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. See the Statement of Additional Information as well as "Payment on Death Prior to Annuitization" in your prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

     Transfers, Assignments or Exchanges of a Contract. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

     Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     Multiple Contracts. The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax advisor.

     Further Information. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details may be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."


TAXATION OF QUALIFIED CONTRACTS

     The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

     Withdrawals. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.


     Individual Retirement Accounts (IRA's), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2016, $5,500 plus, for Owners age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The IRS could conceivably take the position that the offering of death benefits in excess of the greater of (a) Contract Value or (b) return of premium (adjusted for prior distributions) adversely affects the qualification of the Contract as an IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. THE INTERNAL REVENUE SERVICE HAS APPROVED THE FORMS OF THE IRA AND SIMPLE IRA ENDORSEMENTS WHEN USED WITH THE CONTRACT AND ITS RIDERS. PLEASE BE AWARE THAT THE IRA OR SIMPLE IRA CONTRACT ISSUED TO YOU MAY DIFFER FROM THE FORM OF THE TRADITIONAL IRA OR SIMPLE IRA APPROVED BY THE IRS BECAUSE OF SEVERAL FACTORS SUCH AS DIFFERENT RIDERS AND STATE INSURANCE REQUIREMENTS. ADDITIONALLY, SUCH APPROVAL AS TO THE FORM OF THE CONTRACT BY THE IRS DOES NOT CONSTITUTE ANY APPROVAL OR ENDORSEMENT AS TO THE INVESTMENT PROGRAM THEREUNDER.


     SIMPLE IRA's permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $12,500 for 2016. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


     Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

     Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract has an enhanced death benefit that in some cases may exceed the greater of the premium payments or the Contract Value.


     Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of
(1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

     Under IRS regulations adopted in 2007, employers must meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax-deferred status under 403(b). These regulations were generally effective January 1, 2009. Prior to the 2007 rules, transfers of one annuity contract to another would not result in a loss of tax-deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The 2007 regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made after September 24, 2007, to a contract that was funded by a 90-24 transfer on or before September 24, 2007, may subject the contract to this new employer requirement.

     In consideration of these regulations, the Contract is no longer available for purchase as a transfer. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments.


     Eligible Section 457(b) Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer (which must be a tax-exempt entity under Section 501(c) of the Code). In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.


     Death Benefits. For Contracts purchased in connection with Qualified Plans under Section 401(a) or TSA Plans under Section 403(b), certain death benefits could conceivably be characterized as an incidental benefit, the amount of which is limited in certain pension or profit-sharing plans. Because the death benefit in certain cases may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.


     Loans. If your Qualified Plan or TSA Plan Contract permits loans, the amount of such loans, the repayment terms and the treatment of defaults are subject to limitations and rules under Section 72(p) of the Code and the regulations thereunder. The terms of your loan will be governed by your loan agreement and the requirements of the tax law (and ERISA, where applicable). Failure to satisfy these requirements will result in adverse tax consequences. Consult your tax adviser prior to applying for a loan.

     Required Minimum Distributions ("RMDs"). Qualified Contracts (including Contracts issued under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.

     Under final income tax regulations regarding minimum distribution requirements, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Contract Value, as well as all living benefits) must be added to the Contract Value in computing the amount required to be distributed over the applicable period.

     The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax advisor to determine whether your variable income annuity will satisfy these rules for your own situation.

     Other Tax Issues. Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

     "Taxable eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

     Tax Credits and Deductions. We may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

     Commutation Features Under Annuity Payment Options. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature (a feature that allows the Owner to receive a lump sum of the present value of future annuity payments) is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year could be greater than or less than the taxable amount reported by the Company. The exercise of the commutation feature also may result in adverse tax consequences including:

   o The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

   o The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

   o The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

     See also the discussion of commutation features under "Annuity Payments." A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

     Federal Estate Taxes. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

     Generation-skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

     Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

     Puerto Rico Tax Considerations. The Puerto Rico Internal Revenue Code of 2011 (the "2011 P.R. Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 P.R. Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 P.R. Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 P.R. Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with your tax advisor regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if you are a resident of Puerto Rico.


POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

     We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.


                                 VOTING RIGHTS

     We are the legal owner of the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by federal securities law, we will give you, as Contract Owner, the right to instruct us how to vote the shares that are attributable to your Contract.

     Prior to annuitization, we determine the number of votes on which you have a right to instruct us, on the basis of your percentage interest in a sub-account and the total number of votes attributable to the sub-account. After annuitization, the number of votes attributable to your Contract is determined on the basis of the reserve for your future annuity payments and the total number of votes attributable to the sub-account. After annuitization the votes attributable to your Contract decrease as reserves underlying your Contract decrease.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares as to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withheld from voting on any proposition in the same proportion as the shares held in that sub-account for all policies or contracts for which we have received voting instructions.

     We will vote for Eligible Fund shares held in our general investment account (or any unregistered separate account for which voting privileges are not given) in the same proportion as the aggregate of (i) the shares for which we received voting instructions and (ii) the shares that we vote in proportion to such voting instructions.

     The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote.


                         DISTRIBUTION OF THE CONTRACTS


     We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution and sale of the Contracts. - We are affiliated with Distributor because we are both under common control of MetLife, Inc. Distributor's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036. Distributor offers the Contracts through its sales representatives. Distributor may also enter into selling agreements with other affiliated broker-dealers ("selling firms") for the sale of the Contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line. We pay commissions to Distributor for sales of the Contracts by its sales representatives, as well as selling firms. Each of the Eligible Funds make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing Fund shares (see "Fee Table--Annual Eligible Fund Operating Expenses" and the Eligible Fund prospectuses). These payments range from 0.15% to 0.55% of Variable Account assets invested in a particular Eligible Fund. Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund.


     Distributor's sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payments received are equal to part or all of the gross dealer concession amounts described below. The percentage the sales representative receives is determined by a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which Distributor's sales representatives are entitled, these sales representatives have an incentive to favor sale of the Contract over similar products issued by non-affiliates.

     With respect to the Contract, the gross dealer concession is up to 7.50% of each purchase payment, and, starting as early as the second Contract Year, is up to 1.14% of the Contract Value each year the Contract is in force. We do not currently but reserve the right to pay lower gross dealer concession on purchase payments allocated to the Fixed Account and/or Guaranteed Account than we do for purchase payments allocated to the Variable Account. All or a portion of gross dealer concession may be returned if the Contract is not continued through the first Contract Year. Gross dealer concession may also be paid if the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force.

     Distributor also makes payments for the sale of the Contracts to the Managing Partner who supervises the sales representative. Payments to the Managing Partners vary and depend on a number of factors, including sales of proprietary products, the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency. Because the sales made by the representatives they supervise are a factor in determining Managing Partners' compensation, they also have an incentive to favor the sales of proprietary products. Managing Partners may pay a portion of their cash compensation to their sales representatives.

     Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for additional cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this additional compensation is based on the amount of proprietary products sold. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain agent status with us and in order to be eligible for most of the cash compensation described above.

     Sales representatives and their managers are also eligible for various non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. In addition, Distributor's sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

     In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Contract is sold. This amount is part of the total compensation paid for the sale of the Contract.

     Receipt of the cash compensation described above may provide sales representatives and their Managing Partners with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.

     The commissions payable for Contract sales by selling firms will not exceed that described above. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. Sales representatives and their managers are also eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms.

     A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

     Commissions and other incentives or payments described above are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

     We and Distributor may also enter into preferred distribution arrangements with certain affiliated selling firms such as MetLife Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we and Distributor may pay separate, additional compensation to the selling firm for services the selling firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.


     On February 29, 2016, MetLife, Inc. and Massachusetts Mutual Life Insurance Company ("MassMutual") announced they have entered into a definitive agreement for the acquisition by MassMutual of MetLife Securities, Inc. ("MSI"). The transaction is expected to close by mid-2016 and is subject to certain closing conditions, including regulatory approval. As a result of this transaction, MSI will no longer be affiliated with New England Life Insurance Company.



                               THE FIXED ACCOUNT

     You do not share in the actual investment experience of the assets in the Fixed Account. Instead, we guarantee that we will credit Contract Values in the Fixed Account with interest at an annual rate that will not be less than the greater of 1.0% or the minimum rate indicated in your Contract.

     We limit the amount of Contract Value which you may transfer from the Fixed Account, except with our consent to the greater of (i) 25% of Contract Value in the Fixed Account at the end of the first day of the Contract Year, or
(ii) the amount of Contract Value that you transferred from the Fixed Account in the prior Contract Year. Currently, we are not imposing these restrictions but we have the right to reimpose them at any time. These limits also do not apply to new deposits to the Fixed Account for which the dollar cost averaging program has been elected within 30 days from the date of deposit. Amounts you transfer to the sub-accounts from the Fixed Account will be on a "last-in, first-out" basis; that is, they will be made in the reverse order in which you made deposits into the Fixed Account. Currently we are not imposing the restrictions on transfers out of the Fixed Account but we have the right to reimpose them at any time. We reserve the right to restrict purchase payments and transfers to the Fixed Account. You should be aware that it may take a while (even if you make no additional purchase payments or transfers into the Fixed Account) to make a complete transfer of your balance from the Fixed Account if transfer restrictions are imposed. It is important to consider when deciding to invest in the Fixed Account whether the transfer restrictions fit your risk tolerance and time horizon. See the Statement of Additional Information.


                               LEGAL PROCEEDINGS

     In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/ or material settlement payments have been made.

     It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of NELICO to meet its obligations under the Contracts.


                              FINANCIAL STATEMENTS

     Financial statements for the New England Variable Annuity Separate Account, New England Life Insurance Company and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to MetLife Investors Distribution Company at 1095 Avenue of the Americas, New York, New York 10036, telephoning 1-800-356-5015 or visiting our website at www.metlife.com.

                            ACCUMULATION UNIT VALUES

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION


     Set forth below are accumulation unit values through December 31, 2015 for each Sub-Account of the New England Variable Annuity Separate Account.




                                                1.35% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
American Funds(R) Balanced Allocation Sub-Account (Class C)
   04/28/2008 to 12/31/2008........    10.008520          7.014083                0
   01/01/2009 to 12/31/2009........     7.014083          8.949403               24
   01/01/2010 to 12/31/2010........     8.949403          9.903175               24
   01/01/2011 to 12/31/2011........     9.903175          9.562791                8
   01/01/2012 to 12/31/2012........     9.562791         10.710217               13
   01/01/2013 to 12/31/2013........    10.710217         12.524836               15
   01/01/2014 to 12/31/2014........    12.524836         13.104371                6
   01/01/2015 to 12/31/2015........    13.104371         12.837434                6
American Funds(R) Growth Allocation Sub-Account (Class C)
   04/28/2008 to 12/31/2008........     9.998521          6.362008                0
   01/01/2009 to 12/31/2009........     6.362008          8.413264                6
   01/01/2010 to 12/31/2010........     8.413264          9.419662                6
   01/01/2011 to 12/31/2011........     9.419662          8.853752                6
   01/01/2012 to 12/31/2012........     8.853752         10.145787                6
   01/01/2013 to 12/31/2013........    10.145787         12.523027                5
   01/01/2014 to 12/31/2014........    12.523027         13.144312                0
   01/01/2015 to 12/31/2015........    13.144312         12.870045                0
American Funds(R) Moderate Allocation Sub-Account (Class C)
   04/28/2008 to 12/31/2008........    10.018520          7.688026               28
   01/01/2009 to 12/31/2009........     7.688026          9.359536               28
   01/01/2010 to 12/31/2010........     9.359536         10.148870                8
   01/01/2011 to 12/31/2011........    10.148870         10.032209               16
   01/01/2012 to 12/31/2012........    10.032209         10.969741               18
   01/01/2013 to 12/31/2013........    10.969741         12.285930               13
   01/01/2014 to 12/31/2014........    12.285930         12.859911               13
   01/01/2015 to 12/31/2015........    12.859911         12.595355               13
Baillie Gifford International Stock Sub-Account (Class A)
   01/01/2006 to 12/31/2006........     1.633696          1.877631            7,482
   01/01/2007 to 12/31/2007........     1.877631          2.043649            5,721
   01/01/2008 to 12/31/2008........     2.043649          1.126487            4,153
   01/01/2009 to 12/31/2009........     1.126487          1.357765            3,487
   01/01/2010 to 12/31/2010........     1.357765          1.436166            2,800
   01/01/2011 to 12/31/2011........     1.436166          1.135377            2,289
   01/01/2012 to 12/31/2012........     1.135377          1.338697            1,977
   01/01/2013 to 12/31/2013........     1.338697          1.526017            1,715
   01/01/2014 to 12/31/2014........     1.526017          1.458820            1,543
   01/01/2015 to 12/31/2015........     1.458820          1.410903            1,411
Barclays Aggregate Bond Index Sub-Account (Class B)
   01/01/2006 to 12/31/2006........     1.287755          1.318979            1,752
   01/01/2007 to 12/31/2007........     1.318979          1.387871            1,241
   01/01/2008 to 12/31/2008........     1.387871          1.446308              757
   01/01/2009 to 12/31/2009........     1.446308          1.497970              720
   01/01/2010 to 12/31/2010........     1.497970          1.562025              348
   01/01/2011 to 12/31/2011........     1.562025          1.653373              282
   01/01/2012 to 12/31/2012........     1.653373          1.690212              236
   01/01/2013 to 12/31/2013........     1.690212          1.625331              168
   01/01/2014 to 12/31/2014........     1.625331          1.691381              164
   01/01/2015 to 12/31/2015........     1.691381          1.670194              152

                                                1.35% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
BlackRock Bond Income Sub-Account
   01/01/2006 to 12/31/2006........     4.826075          4.971634             3,953
   01/01/2007 to 12/31/2007........     4.971634          5.213355             3,052
   01/01/2008 to 12/31/2008........     5.213355          4.966947             2,169
   01/01/2009 to 12/31/2009........     4.966947          5.364304             1,716
   01/01/2010 to 12/31/2010........     5.364304          5.733619             1,441
   01/01/2011 to 12/31/2011........     5.733619          6.028209             1,038
   01/01/2012 to 12/31/2012........     6.028209          6.395700               899
   01/01/2013 to 12/31/2013........     6.395700          6.261581               771
   01/01/2014 to 12/31/2014........     6.261581          6.615280               666
   01/01/2015 to 12/31/2015........     6.615280          6.565311               606
BlackRock Capital Appreciation Sub-Account (Class A)
   01/01/2006 to 12/31/2006........     2.757292          2.832779            12,406
   01/01/2007 to 12/31/2007........     2.832779          3.317618             9,342
   01/01/2008 to 12/31/2008........     3.317618          2.078102             6,871
   01/01/2009 to 12/31/2009........     2.078102          2.804512             5,743
   01/01/2010 to 12/31/2010........     2.804512          3.315327             4,619
   01/01/2011 to 12/31/2011........     3.315327          2.978336             3,848
   01/01/2012 to 12/31/2012........     2.978336          3.360490             3,297
   01/01/2013 to 12/31/2013........     3.360490          4.449957             2,879
   01/01/2014 to 12/31/2014........     4.449957          4.780924             2,474
   01/01/2015 to 12/31/2015........     4.780924          5.012983             2,188
BlackRock Capital Appreciation Sub-Account (Class A) (previously BlackRock Legacy Large Cap
Growth Sub-Account (Class A) and before that FI Large Cap
Sub-Account)
   05/01/2006 to 12/31/2006........    17.174056         17.379668                 0
   01/01/2007 to 12/31/2007........    17.379668         17.783641                 0
   01/01/2008 to 12/31/2008........    17.783641          9.658126                 0
   01/01/2009 to 05/01/2009........     9.658126         10.080816                 0
BlackRock Large Cap Value Sub-Account (Class E)
   01/01/2006 to 12/31/2006........     1.234553          1.451955               449
   01/01/2007 to 12/31/2007........     1.451955          1.479249               254
   01/01/2008 to 12/31/2008........     1.479249          0.948016               127
   01/01/2009 to 12/31/2009........     0.948016          1.039840               104
   01/01/2010 to 12/31/2010........     1.039840          1.118261               103
   01/01/2011 to 12/31/2011........     1.118261          1.126767                73
   01/01/2012 to 12/31/2012........     1.126767          1.268737                57
   01/01/2013 to 12/31/2013........     1.268737          1.650853                49
   01/01/2014 to 12/31/2014........     1.650853          1.788166                48
   01/01/2015 to 12/31/2015........     1.788166          1.657155                49
BlackRock Money Market Sub-Account
   01/01/2006 to 12/31/2006........     2.368696          2.449470             3,565
   01/01/2007 to 12/31/2007........     2.449470          2.539147             2,881
   01/01/2008 to 12/31/2008........     2.539147          2.576484             3,471
   01/01/2009 to 12/31/2009........     2.576484          2.552625             2,071
   01/01/2010 to 12/31/2010........     2.552625          2.518663             1,614
   01/01/2011 to 12/31/2011........     2.518663          2.484979               829
   01/01/2012 to 12/31/2012........     2.484979          2.451474               580
   01/01/2013 to 12/31/2013........     2.451474          2.418600               674
   01/01/2014 to 12/31/2014........     2.418600          2.386167               542
   01/01/2015 to 12/31/2015........     2.386167          2.354245               489
Clarion Global Real Estate Sub-Account
   01/01/2006 to 12/31/2006........    14.349118         19.477708               144
   01/01/2007 to 12/31/2007........    19.477708         16.331587                81
   01/01/2008 to 12/31/2008........    16.331587          9.397489                62
   01/01/2009 to 12/31/2009........     9.397489         12.491898                58
   01/01/2010 to 12/31/2010........    12.491898         14.309516                45
   01/01/2011 to 12/31/2011........    14.309516         13.329326                29
   01/01/2012 to 12/31/2012........    13.329326         16.567278                27
   01/01/2013 to 12/31/2013........    16.567278         16.924657                24
   01/01/2014 to 12/31/2014........    16.924657         18.913054                22
   01/01/2015 to 12/31/2015........    18.913054         18.397919                19
ClearBridge Aggressive Growth Sub-Account (Class A)
   05/02/2011 to 12/31/2011........     0.860176          0.781458               516
   01/01/2012 to 12/31/2012........     0.781458          0.915968               419
   01/01/2013 to 12/31/2013........     0.915968          1.318534               360
   01/01/2014 to 12/31/2014........     1.318534          1.549570               449
   01/01/2015 to 12/31/2015........     1.549570          1.470551               397

                                                1.35% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
ClearBridge Aggressive Growth Sub-Account (Class A) (previously ClearBridge Aggressive
Growth Sub-Account II (Class B))
   04/30/2007 to 12/31/2007........   147.677871        181.223032                1
   01/01/2008 to 12/31/2008........   181.223032        103.701265                2
   01/01/2009 to 12/31/2009........   103.701265        146.155544                2
   01/01/2010 to 12/31/2010........   146.155544        157.746823                2
   01/01/2011 to 12/31/2011........   157.746823        143.892918                2
   01/01/2012 to 12/31/2012........   143.892918        173.915384                2
   01/01/2013 to 12/31/2013........   173.915384        220.975256                2
   01/01/2014 to 04/25/2014........   220.975256        230.139239                0
ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason ClearBridge
Aggressive Growth Sub-Account (Class A) (previously Legg
Mason Value Equity Sub-Account (Class A))
   05/01/2006 to 12/31/2006........     0.954761          1.025283            2,145
   01/01/2007 to 12/31/2007........     1.025283          0.953585            1,514
   01/01/2008 to 12/31/2008........     0.953585          0.428705            1,048
   01/01/2009 to 12/31/2009........     0.428705          0.582779              903
   01/01/2010 to 12/31/2010........     0.582779          0.620100              780
   01/01/2011 to 04/29/2011........     0.620100          0.659650                0
ClearBridge Aggressive Growth Sub-Account (Class A) (previously Legg Mason ClearBridge
Aggressive Growth Sub-Account (Class A), and before that, Legg
Mason Partners Aggressive Growth Sub-Account (Class B), and before that, Legg Mason
Aggressive Growth Sub-Account which was fomerly Janus
Aggressive Growth Sub-Account, and before that, Janus Growth Sub-Account))
   01/01/2006 to 12/31/2006........     0.812625          0.787821              336
   01/01/2007 to 12/31/2007........     0.787821          0.794818              311
   01/01/2008 to 12/31/2008........     0.794818          0.477910              155
   01/01/2009 to 12/31/2009........     0.477910          0.626916               75
   01/01/2010 to 12/31/2010........     0.626916          0.765639               63
   01/01/2011 to 04/29/2011........     0.765639          0.860271                0
Frontier Mid Cap Growth Sub-Account (Class B)
   01/01/2006 to 12/31/2006........    40.888321         42.950645                1
   01/01/2007 to 12/31/2007........    42.950645         50.946160                1
   01/01/2008 to 12/31/2008........    50.946160         27.221237                1
   01/01/2009 to 12/31/2009........    27.221237         40.032187                1
   01/01/2010 to 12/31/2010........    40.032187         45.417642                1
   01/01/2011 to 12/31/2011........    45.417642         43.355948                1
   01/01/2012 to 12/31/2012........    43.355948         47.344933                0
   01/01/2013 to 12/31/2013........    47.344933         61.860279                0
   01/01/2014 to 12/31/2014........    61.860279         67.668434                0
   01/01/2015 to 12/31/2015........    67.668434         68.499629                0
Harris Oakmark International Sub-Account (Class E)
   01/01/2006 to 12/31/2006........     1.582899          2.014401            1,779
   01/01/2007 to 12/31/2007........     2.014401          1.967374            1,686
   01/01/2008 to 12/31/2008........     1.967374          1.148507            1,110
   01/01/2009 to 12/31/2009........     1.148507          1.759340              837
   01/01/2010 to 12/31/2010........     1.759340          2.022260              717
   01/01/2011 to 12/31/2011........     2.022260          1.713473              505
   01/01/2012 to 12/31/2012........     1.713473          2.185192              476
   01/01/2013 to 12/31/2013........     2.185192          2.816631              412
   01/01/2014 to 12/31/2014........     2.816631          2.621422              354
   01/01/2015 to 12/31/2015........     2.621422          2.471077              337
Invesco Mid Cap Value Sub-Account (Class B)
   04/30/2012 to 12/31/2012........     2.549695          2.621960              195
   01/01/2013 to 12/31/2013........     2.621960          3.370744              181
   01/01/2014 to 12/31/2014........     3.370744          3.646234              145
   01/01/2015 to 12/31/2015........     3.646234          3.274251              128
Invesco Mid Cap Value Sub-Account (Class B) (previously Lord Abbett Mid Cap Value
Sub-Account (Class B) and before that Neuberger Berman Mid Cap
Value Sub-Account)
   01/01/2006 to 12/31/2006........     2.398337          2.631226            1,221
   01/01/2007 to 12/31/2007........     2.631226          2.678582              865
   01/01/2008 to 12/31/2008........     2.678582          1.387940              706
   01/01/2009 to 12/31/2009........     1.387940          2.023069              584
   01/01/2010 to 12/31/2010........     2.023069          2.515893              351
   01/01/2011 to 12/31/2011........     2.515893          2.316558              253
   01/01/2012 to 04/27/2012........     2.316558          2.562188                0

                                                1.35% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
Invesco Small Cap Growth Sub-account
   01/01/2006 to 12/31/2006........     1.302794          1.467670              140
   01/01/2007 to 12/31/2007........     1.467670          1.608185              127
   01/01/2008 to 12/31/2008........     1.608185          0.972100               38
   01/01/2009 to 12/31/2009........     0.972100          1.283419               29
   01/01/2010 to 12/31/2010........     1.283419          1.597753               20
   01/01/2011 to 12/31/2011........     1.597753          1.559329                5
   01/01/2012 to 12/31/2012........     1.559329          1.818762               14
   01/01/2013 to 12/31/2013........     1.818762          2.515291               13
   01/01/2014 to 12/31/2014........     2.515291          2.677875               13
   01/01/2015 to 12/31/2015........     2.677875          2.596795               12
Jennison Growth Sub-Account (Class A)
   01/01/2006 to 12/31/2006........     0.495120          0.501963              828
   01/01/2007 to 12/31/2007........     0.501963          0.553005              736
   01/01/2008 to 12/31/2008........     0.553005          0.346832              519
   01/01/2009 to 12/31/2009........     0.346832          0.479017              384
   01/01/2010 to 12/31/2010........     0.479017          0.527548              373
   01/01/2011 to 12/31/2011........     0.527548          0.523164              331
   01/01/2012 to 12/31/2012........     0.523164          0.597583              408
   01/01/2013 to 12/31/2013........     0.597583          0.807726              239
   01/01/2014 to 12/31/2014........     0.807726          0.869062              223
   01/01/2015 to 12/31/2015........     0.869062          0.949875              308
Jennison Growth Sub-Account (Class B) (previously Oppenheimer Capital Appreciation
Sub-Account)
   01/01/2006 to 12/31/2006........     8.650849          9.185190               13
   01/01/2007 to 12/31/2007........     9.185190         10.356153               16
   01/01/2008 to 12/31/2008........    10.356153          5.523222               13
   01/01/2009 to 12/31/2009........     5.523222          7.830580               21
   01/01/2010 to 12/31/2010........     7.830580          8.451565               16
   01/01/2011 to 12/31/2011........     8.451565          8.223342                8
   01/01/2012 to 04/27/2012........     8.223342          9.252734                0
Legg Mason Value Equity Sub-Account (previously MFS(R) Investors Trust Sub-Account)
   01/01/2006 to 04/30/2006........     0.916386          0.959644                0
Loomis Sayles Global Markets Sub-Account (Class B)
   04/29/2013 to 12/31/2013........    13.053934         14.351545                3
   01/01/2014 to 12/31/2014........    14.351545         14.650017                4
   01/01/2015 to 12/31/2015........    14.650017         14.631016                4
Loomis Sayles Global Markets Sub-Account (Class B) (previously Met/Franklin Income
Sub-Account (Class B))
   04/28/2008 to 12/31/2008........     9.998521          7.989129                0
   01/01/2009 to 12/31/2009........     7.989129         10.075432                2
   01/01/2010 to 12/31/2010........    10.075432         11.115352                4
   01/01/2011 to 12/31/2011........    11.115352         11.200656                9
   01/01/2012 to 12/31/2012........    11.200656         12.430131                5
   01/01/2013 to 04/26/2013........    12.430131         12.977080                0
Loomis Sayles Small Cap Core Sub-Account
   01/01/2006 to 12/31/2006........     2.877461          3.312505            8,574
   01/01/2007 to 12/31/2007........     3.312505          3.656787            6,598
   01/01/2008 to 12/31/2008........     3.656787          2.312600            4,838
   01/01/2009 to 12/31/2009........     2.312600          2.971739            3,935
   01/01/2010 to 12/31/2010........     2.971739          3.738969            3,136
   01/01/2011 to 12/31/2011........     3.738969          3.710745            2,558
   01/01/2012 to 12/31/2012........     3.710745          4.193525            2,159
   01/01/2013 to 12/31/2013........     4.193525          5.835211            1,876
   01/01/2014 to 12/31/2014........     5.835211          5.973349            1,630
   01/01/2015 to 12/31/2015........     5.973349          5.805094            1,399
Loomis Sayles Small Cap Growth Sub-Account
   01/01/2006 to 12/31/2006........     1.006592          1.089662              620
   01/01/2007 to 12/31/2007........     1.089662          1.121357              371
   01/01/2008 to 12/31/2008........     1.121357          0.649277              282
   01/01/2009 to 12/31/2009........     0.649277          0.830666              237
   01/01/2010 to 12/31/2010........     0.830666          1.076434              159
   01/01/2011 to 12/31/2011........     1.076434          1.091184              164
   01/01/2012 to 12/31/2012........     1.091184          1.193750              147
   01/01/2013 to 12/31/2013........     1.193750          1.747539              128
   01/01/2014 to 12/31/2014........     1.747539          1.740219              125
   01/01/2015 to 12/31/2015........     1.740219          1.741387              111

                                                1.35% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
Lord Abbett Bond Debenture Sub-Account
   01/01/2006 to 12/31/2006........     1.694040          1.824279              876
   01/01/2007 to 12/31/2007........     1.824279          1.917566              661
   01/01/2008 to 12/31/2008........     1.917566          1.539848              489
   01/01/2009 to 12/31/2009........     1.539848          2.077856              406
   01/01/2010 to 12/31/2010........     2.077856          2.315798              327
   01/01/2011 to 12/31/2011........     2.315798          2.386691              274
   01/01/2012 to 12/31/2012........     2.386691          2.659369              249
   01/01/2013 to 12/31/2013........     2.659369          2.833054              222
   01/01/2014 to 12/31/2014........     2.833054          2.930038              226
   01/01/2015 to 12/31/2015........     2.930038          2.827890              218
Met/Artisan Mid Cap Value Sub-Account
   01/01/2006 to 12/31/2006........     3.702507          4.107923            6,778
   01/01/2007 to 12/31/2007........     4.107923          3.775411            5,047
   01/01/2008 to 12/31/2008........     3.775411          2.011046            3,461
   01/01/2009 to 12/31/2009........     2.011046          2.808727            2,728
   01/01/2010 to 12/31/2010........     2.808727          3.187943            2,098
   01/01/2011 to 12/31/2011........     3.187943          3.357827            1,677
   01/01/2012 to 12/31/2012........     3.357827          3.705570            1,414
   01/01/2013 to 12/31/2013........     3.705570          5.003290            1,237
   01/01/2014 to 12/31/2014........     5.003290          5.031330            1,058
   01/01/2015 to 12/31/2015........     5.031330          4.495167              908
Met/Franklin Low Duration Total Return Sub-Account
   05/02/2011 to 12/31/2011........     9.988151          9.770311                0
   01/01/2012 to 12/31/2012........     9.770311         10.062522                1
   01/01/2013 to 12/31/2013........    10.062522         10.042820                3
   01/01/2014 to 12/31/2014........    10.042820         10.012955                4
   01/01/2015 to 12/31/2015........    10.012955          9.817193                3
MetLife Asset Allocation 100 Sub-Account (Class A) (previously MetLife Aggressive
Allocation Sub-Account)
   01/01/2006 to 12/31/2006........    11.154317         12.728431                5
   01/01/2007 to 12/31/2007........    12.728431         12.967316                6
   01/01/2008 to 12/31/2008........    12.967316          7.618288                2
   01/01/2009 to 12/31/2009........     7.618288          9.882922                7
   01/01/2010 to 12/31/2010........     9.882922         11.280368                7
   01/01/2011 to 04/29/2011........    11.280368         12.233901                0
MetLife Asset Allocation 100 Sub-Account (Class B)
   05/02/2011 to 12/31/2011........    12.197355         10.449544                5
   01/01/2012 to 12/31/2012........    10.449544         12.034607                5
   01/01/2013 to 12/31/2013........    12.034607         15.376710                5
   01/01/2014 to 12/31/2014........    15.376710         15.942485                0
   01/01/2015 to 12/31/2015........    15.942485         15.412840                0
MetLife Asset Allocation 20 Sub-Account (Class B)
   01/01/2006 to 12/31/2006........    10.303196         10.865903                0
   01/01/2007 to 12/31/2007........    10.865903         11.316619               10
   01/01/2008 to 12/31/2008........    11.316619          9.558154                5
   01/01/2009 to 12/31/2009........     9.558154         11.365529               14
   01/01/2010 to 12/31/2010........    11.365529         12.340288               26
   01/01/2011 to 12/31/2011........    12.340288         12.571143               26
   01/01/2012 to 12/31/2012........    12.571143         13.540123               19
   01/01/2013 to 12/31/2013........    13.540123         13.931117               25
   01/01/2014 to 12/31/2014........    13.931117         14.358933               18
   01/01/2015 to 12/31/2015........    14.358933         14.083434               17
MetLife Asset Allocation 40 Sub-Account (Class B)
   01/01/2006 to 12/31/2006........    10.521194         11.358570               22
   01/01/2007 to 12/31/2007........    11.358570         11.744566               20
   01/01/2008 to 12/31/2008........    11.744566          9.084384               10
   01/01/2009 to 12/31/2009........     9.084384         11.084639               18
   01/01/2010 to 12/31/2010........    11.084639         12.196578               23
   01/01/2011 to 12/31/2011........    12.196578         12.159587               21
   01/01/2012 to 12/31/2012........    12.159587         13.370615               20
   01/01/2013 to 12/31/2013........    13.370615         14.632471               35
   01/01/2014 to 12/31/2014........    14.632471         15.147446               33
   01/01/2015 to 12/31/2015........    15.147446         14.783924               32

                                                1.35% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
MetLife Asset Allocation 60 Sub-Account (Class B)
   01/01/2006 to 12/31/2006........    10.752070         11.864211              50
   01/01/2007 to 12/31/2007........    11.864211         12.212966             191
   01/01/2008 to 12/31/2008........    12.212966          8.598781              92
   01/01/2009 to 12/31/2009........     8.598781         10.734178              55
   01/01/2010 to 12/31/2010........    10.734178         11.985154              75
   01/01/2011 to 12/31/2011........    11.985154         11.662905              66
   01/01/2012 to 12/31/2012........    11.662905         13.029216              56
   01/01/2013 to 12/31/2013........    13.029216         15.166317              58
   01/01/2014 to 12/31/2014........    15.166317         15.718641              52
   01/01/2015 to 12/31/2015........    15.718641         15.311249              49
MetLife Asset Allocation 80 Sub-Account (Class B)
   01/01/2006 to 12/31/2006........    10.978002         12.370963               6
   01/01/2007 to 12/31/2007........    12.370963         12.674050              14
   01/01/2008 to 12/31/2008........    12.674050          8.112797              36
   01/01/2009 to 12/31/2009........     8.112797         10.332691              51
   01/01/2010 to 12/31/2010........    10.332691         11.692655              76
   01/01/2011 to 12/31/2011........    11.692655         11.101034              68
   01/01/2012 to 12/31/2012........    11.101034         12.636476              57
   01/01/2013 to 12/31/2013........    12.636476         15.497971              55
   01/01/2014 to 12/31/2014........    15.497971         16.089416              49
   01/01/2015 to 12/31/2015........    16.089416         15.604420              49
MetLife Asset Allocation 80 Sub-Account (previously Met/Franklin Templeton Founding
Strategy Sub-Account (Class B))
   04/28/2008 to 12/31/2008........     9.998521          7.036062               0
   01/01/2009 to 12/31/2009........     7.036062          8.923673               2
   01/01/2010 to 12/31/2010........     8.923673          9.688484               2
   01/01/2011 to 12/31/2011........     9.688484          9.390555               0
   01/01/2012 to 12/31/2012........     9.390555         10.757716               1
   01/01/2013 to 04/26/2013........    10.757716         11.583096               0
MetLife Asset Allocation 80 Sub-Account (previously MetLife Growth Strategy Sub-Account
(Class B))
   04/29/2013 to 12/31/2013........    11.658203         13.293643               0
   01/01/2014 to 04/25/2014........    13.293643         13.242017               0
MetLife Mid Cap Stock Index Sub-Account
   01/01/2006 to 12/31/2006........     1.445754          1.566577             598
   01/01/2007 to 12/31/2007........     1.566577          1.661625             502
   01/01/2008 to 12/31/2008........     1.661625          1.042930             366
   01/01/2009 to 12/31/2009........     1.042930          1.407348             258
   01/01/2010 to 12/31/2010........     1.407348          1.749425             213
   01/01/2011 to 12/31/2011........     1.749425          1.688259             159
   01/01/2012 to 12/31/2012........     1.688259          1.954128             142
   01/01/2013 to 12/31/2013........     1.954128          2.560871             141
   01/01/2014 to 12/31/2014........     2.560871          2.759613             138
   01/01/2015 to 12/31/2015........     2.759613          2.651236             115
MetLife Stock Index Sub-Account
   01/01/2006 to 12/31/2006........     3.812071          4.332252             466
   01/01/2007 to 12/31/2007........     4.332252          4.486461             355
   01/01/2008 to 12/31/2008........     4.486461          2.776952             212
   01/01/2009 to 12/31/2009........     2.776952          3.449865             180
   01/01/2010 to 12/31/2010........     3.449865          3.896822             166
   01/01/2011 to 12/31/2011........     3.896822          3.907545             142
   01/01/2012 to 12/31/2012........     3.907545          4.449638             116
   01/01/2013 to 12/31/2013........     4.449638          5.781548             100
   01/01/2014 to 12/31/2014........     5.781548          6.451175              82
   01/01/2015 to 12/31/2015........     6.451175          6.422798              72
MFS(R) Research International Sub-Account
   01/01/2006 to 12/31/2006........     1.302739          1.626745             978
   01/01/2007 to 12/31/2007........     1.626745          1.818114             695
   01/01/2008 to 12/31/2008........     1.818114          1.033771             546
   01/01/2009 to 12/31/2009........     1.033771          1.341854             344
   01/01/2010 to 12/31/2010........     1.341854          1.474851             271
   01/01/2011 to 12/31/2011........     1.474851          1.299209             198
   01/01/2012 to 12/31/2012........     1.299209          1.495845             181
   01/01/2013 to 12/31/2013........     1.495845          1.759986             154
   01/01/2014 to 12/31/2014........     1.759986          1.615714             132
   01/01/2015 to 12/31/2015........     1.615714          1.565772             149

                                                1.35% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
MFS(R) Total Return Sub-Account (Class E)
   01/01/2006 to 12/31/2006........    42.144039         46.585191              379
   01/01/2007 to 12/31/2007........    46.585191         47.897748              306
   01/01/2008 to 12/31/2008........    47.897748         36.731880              215
   01/01/2009 to 12/31/2009........    36.731880         42.914039              177
   01/01/2010 to 12/31/2010........    42.914039         46.538129              147
   01/01/2011 to 12/31/2011........    46.538129         46.950508              126
   01/01/2012 to 12/31/2012........    46.950508         51.606905              107
   01/01/2013 to 12/31/2013........    51.606905         60.494994               90
   01/01/2014 to 12/31/2014........    60.494994         64.743797               79
   01/01/2015 to 12/31/2015........    64.743797         63.680021               71
MFS(R) Value Sub-Account (Class A)
   04/29/2013 to 12/31/2013........     3.191840          3.737850            1,618
   01/01/2014 to 12/31/2014........     3.737850          4.086321            1,371
   01/01/2015 to 12/31/2015........     4.086321          4.025433            1,206
MFS(R) Value Sub-Account (Class A) (previously FI Value Leaders Sub-Account (Class A))
   01/01/2006 to 12/31/2006........     2.925027          3.230226            8,413
   01/01/2007 to 12/31/2007........     3.230226          3.320480            6,236
   01/01/2008 to 12/31/2008........     3.320480          1.999940            4,115
   01/01/2009 to 12/31/2009........     1.999940          2.404152            3,374
   01/01/2010 to 12/31/2010........     2.404152          2.717356            2,757
   01/01/2011 to 12/31/2011........     2.717356          2.516118            2,199
   01/01/2012 to 12/31/2012........     2.516118          2.873558            1,831
   01/01/2013 to 04/26/2013........     2.873558          3.166688                0
MFS(R) Value Sub-Account (Class A) (previously Met/Franklin Mutual Shares Sub-Account
(Class B))
   04/28/2008 to 12/31/2008........     9.998521          6.602417                0
   01/01/2009 to 12/31/2009........     6.602417          8.134815                0
   01/01/2010 to 12/31/2010........     8.134815          8.910472                0
   01/01/2011 to 12/31/2011........     8.910472          8.743155                0
   01/01/2012 to 12/31/2012........     8.743155          9.825638                0
   01/01/2013 to 04/26/2013........     9.825638         10.764812                0
MFS(R) Value Sub-Account (Class A) (previously MFS(R) Value Sub-Account (Class E))
   01/01/2006 to 12/31/2006........     1.283517          1.493445              540
   01/01/2007 to 12/31/2007........     1.493445          1.415429              365
   01/01/2008 to 12/31/2008........     1.415429          0.927051              181
   01/01/2009 to 12/31/2009........     0.927051          1.103678              209
   01/01/2010 to 12/31/2010........     1.103678          1.211421              156
   01/01/2011 to 12/31/2011........     1.211421          1.204841              135
   01/01/2012 to 12/31/2012........     1.204841          1.383459              131
   01/01/2013 to 04/26/2013........     1.383459          1.569158                0
Morgan Stanley Mid Cap Growth Sub-Account
   05/03/2010 to 12/31/2010........     1.295933          1.505614              159
   01/01/2011 to 12/31/2011........     1.505614          1.382641              117
   01/01/2012 to 12/31/2012........     1.382641          1.490612              110
   01/01/2013 to 12/31/2013........     1.490612          2.044522               94
   01/01/2014 to 12/31/2014........     2.044522          2.037563               71
   01/01/2015 to 12/31/2015........     2.037563          1.909271               73
Morgan Stanley Mid Cap Growth Sub-Account (previously FI Mid Cap Opportunities Sub-Account and before that Janus Mid Cap Sub-Account))
   01/01/2006 to 12/31/2006........     1.742990          1.918448              298
   01/01/2007 to 12/31/2007........     1.918448          2.046087              250
   01/01/2008 to 12/31/2008........     2.046087          0.899628              183
   01/01/2009 to 12/31/2009........     0.899628          1.185187              181
   01/01/2010 to 04/30/2010........     1.185187          1.282944                0
MSCI EAFE(R) Index Sub-Account
   01/01/2006 to 12/31/2006........     1.243057          1.538514            1,346
   01/01/2007 to 12/31/2007........     1.538514          1.677449              871
   01/01/2008 to 12/31/2008........     1.677449          0.956529              297
   01/01/2009 to 12/31/2009........     0.956529          1.210659              238
   01/01/2010 to 12/31/2010........     1.210659          1.288947              203
   01/01/2011 to 12/31/2011........     1.288947          1.110837              117
   01/01/2012 to 12/31/2012........     1.110837          1.293389              100
   01/01/2013 to 12/31/2013........     1.293389          1.550662               84
   01/01/2014 to 12/31/2014........     1.550662          1.433981               73
   01/01/2015 to 12/31/2015........     1.433981          1.396645               85

                                                1.35% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
Neuberger Berman Genesis Sub-account (Class A)
   01/01/2006 to 12/31/2006........     1.883604          2.169313            2,938
   01/01/2007 to 12/31/2007........     2.169313          2.066181            2,053
   01/01/2008 to 12/31/2008........     2.066181          1.255554            1,372
   01/01/2009 to 12/31/2009........     1.255554          1.401636            1,011
   01/01/2010 to 12/31/2010........     1.401636          1.681238              682
   01/01/2011 to 12/31/2011........     1.681238          1.754969              524
   01/01/2012 to 12/31/2012........     1.754969          1.904907              398
   01/01/2013 to 12/31/2013........     1.904907          2.603370              368
   01/01/2014 to 12/31/2014........     2.603370          2.568732              317
   01/01/2015 to 12/31/2015........     2.568732          2.549010              277
Neuberger Berman Genesis Sub-account (Class A) (previously MLA Mid Cap Sub-Account (Class
B))
   01/01/2006 to 12/31/2006........     1.448732          1.639116              241
   01/01/2007 to 12/31/2007........     1.639116          1.573190              222
   01/01/2008 to 12/31/2008........     1.573190          0.957591               95
   01/01/2009 to 12/31/2009........     0.957591          1.292055               73
   01/01/2010 to 12/31/2010........     1.292055          1.566132               66
   01/01/2011 to 12/31/2011........     1.566132          1.463649               59
   01/01/2012 to 12/31/2012........     1.463649          1.520243               53
   01/01/2013 to 04/26/2013........     1.520243          1.648624                0
Oppenheimer Global Equity Sub-Account (Class B)
   01/01/2006 to 12/31/2006........    16.899352         19.399664               17
   01/01/2007 to 12/31/2007........    19.399664         20.336532               24
   01/01/2008 to 12/31/2008........    20.336532         11.925807               16
   01/01/2009 to 12/31/2009........    11.925807         16.448883               16
   01/01/2010 to 12/31/2010........    16.448883         18.813115               13
   01/01/2011 to 12/31/2011........    18.813115         17.001195               13
   01/01/2012 to 12/31/2012........    17.001195         20.323634               11
   01/01/2013 to 12/31/2013........    20.323634         25.487685                6
   01/01/2014 to 12/31/2014........    25.487685         25.684603                5
   01/01/2015 to 12/31/2015........    25.684603         26.337470                5
Oppenheimer Global Equity Sub-Account (Class B) (previously Met/Templeton Growth
Sub-Account (Class B))
   04/28/2008 to 12/31/2008........     9.998521          6.571545                1
   01/01/2009 to 12/31/2009........     6.571545          8.598370                4
   01/01/2010 to 12/31/2010........     8.598370          9.132809                4
   01/01/2011 to 12/31/2011........     9.132809          8.389136                0
   01/01/2012 to 12/31/2012........     8.389136         10.114581                0
   01/01/2013 to 04/26/2013........    10.114581         10.754565                0
PIMCO Inflation Protection Bond Sub-Account
   05/01/2006 to 12/31/2006........    11.011996         11.123317                1
   01/01/2007 to 12/31/2007........    11.123317         12.158272                1
   01/01/2008 to 12/31/2008........    12.158272         11.168440               48
   01/01/2009 to 12/31/2009........    11.168440         13.007420               49
   01/01/2010 to 12/31/2010........    13.007420         13.829007               43
   01/01/2011 to 12/31/2011........    13.829007         15.164120               54
   01/01/2012 to 12/31/2012........    15.164120         16.325806               51
   01/01/2013 to 12/31/2013........    16.325806         14.612945               32
   01/01/2014 to 12/31/2014........    14.612945         14.834096               28
   01/01/2015 to 12/31/2015........    14.834096         14.180026               13
PIMCO Total Return Sub-Account
   01/01/2006 to 12/31/2006........     1.222281          1.260416            3,957
   01/01/2007 to 12/31/2007........     1.260416          1.337485            2,999
   01/01/2008 to 12/31/2008........     1.337485          1.324909            2,470
   01/01/2009 to 12/31/2009........     1.324909          1.542806            2,274
   01/01/2010 to 12/31/2010........     1.542806          1.646486            1,866
   01/01/2011 to 12/31/2011........     1.646486          1.675954            1,601
   01/01/2012 to 12/31/2012........     1.675954          1.806648            1,516
   01/01/2013 to 12/31/2013........     1.806648          1.748282            1,197
   01/01/2014 to 12/31/2014........     1.748282          1.797141              887
   01/01/2015 to 12/31/2015........     1.797141          1.773131              820

                                                1.35% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
Russell 2000(R) Index Sub-Account
   01/01/2006 to 12/31/2006........     1.592021          1.846872              863
   01/01/2007 to 12/31/2007........     1.846872          1.790916              439
   01/01/2008 to 12/31/2008........     1.790916          1.171912              300
   01/01/2009 to 12/31/2009........     1.171912          1.452886              211
   01/01/2010 to 12/31/2010........     1.452886          1.814392              175
   01/01/2011 to 12/31/2011........     1.814392          1.713368              140
   01/01/2012 to 12/31/2012........     1.713368          1.961596               86
   01/01/2013 to 12/31/2013........     1.961596          2.674238               90
   01/01/2014 to 12/31/2014........     2.674238          2.764531               85
   01/01/2015 to 12/31/2015........     2.764531          2.604950               67
SSGA Growth and Income ETF Sub-Account (Class B) (previously SSgA Growth and Income ETF
Sub-Account (Class B))
   05/01/2006 to 12/31/2006........    10.516543         11.167932                0
   01/01/2007 to 12/31/2007........    11.167932         11.612201                0
   01/01/2008 to 12/31/2008........    11.612201          8.585165                0
   01/01/2009 to 12/31/2009........     8.585165         10.578000               37
   01/01/2010 to 12/31/2010........    10.578000         11.713478               37
   01/01/2011 to 12/31/2011........    11.713478         11.679350               37
   01/01/2012 to 12/31/2012........    11.679350         13.001985               51
   01/01/2013 to 12/31/2013........    13.001985         14.486441               17
   01/01/2014 to 12/31/2014........    14.486441         15.122826                2
   01/01/2015 to 12/31/2015........    15.122826         14.627128                2
SSGA Growth ETF Sub-Account (Class B) (previously SSgA Growth ETF Sub-Account (Class B))
   05/01/2006 to 12/31/2006........    10.707472         11.422896                0
   01/01/2007 to 12/31/2007........    11.422896         11.902093                0
   01/01/2008 to 12/31/2008........    11.902093          7.870891                0
   01/01/2009 to 12/31/2009........     7.870891         10.024997                4
   01/01/2010 to 12/31/2010........    10.024997         11.290529               12
   01/01/2011 to 12/31/2011........    11.290529         10.902269                9
   01/01/2012 to 12/31/2012........    10.902269         12.372127               10
   01/01/2013 to 12/31/2013........    12.372127         14.412193               10
   01/01/2014 to 12/31/2014........    14.412193         14.983765                1
   01/01/2015 to 12/31/2015........    14.983765         14.441202                1
T. Rowe Price Large Cap Growth Sub-Account (Class B)
   01/01/2006 to 12/31/2006........     1.273345          1.418156              357
   01/01/2007 to 12/31/2007........     1.418156          1.527073              352
   01/01/2008 to 12/31/2008........     1.527073          0.873753              412
   01/01/2009 to 12/31/2009........     0.873753          1.233030              407
   01/01/2010 to 12/31/2010........     1.233030          1.420190              350
   01/01/2011 to 12/31/2011........     1.420190          1.382477              293
   01/01/2012 to 12/31/2012........     1.382477          1.618537              276
   01/01/2013 to 12/31/2013........     1.618537          2.215908              308
   01/01/2014 to 12/31/2014........     2.215908          2.379145              339
   01/01/2015 to 12/31/2015........     2.379145          2.593998              344
T. Rowe Price Large Cap Growth Sub-Account (Class B) (previously RCM Technology Sub-Account
(Class B))
   01/01/2006 to 12/31/2006........     0.476338          0.495094              330
   01/01/2007 to 12/31/2007........     0.495094          0.642392              334
   01/01/2008 to 12/31/2008........     0.642392          0.352036              219
   01/01/2009 to 12/31/2009........     0.352036          0.552146              151
   01/01/2010 to 12/31/2010........     0.552146          0.695587              241
   01/01/2011 to 12/31/2011........     0.695587          0.618370              173
   01/01/2012 to 12/31/2012........     0.618370          0.683961              155
   01/01/2013 to 04/26/2013........     0.683961          0.715346                0
T. Rowe Price Mid Cap Growth Sub-Account
   01/01/2006 to 12/31/2006........     0.806381          0.844638            3,167
   01/01/2007 to 12/31/2007........     0.844638          0.980220            2,209
   01/01/2008 to 12/31/2008........     0.980220          0.582646            1,241
   01/01/2009 to 12/31/2009........     0.582646          0.836223              901
   01/01/2010 to 12/31/2010........     0.836223          1.053407              688
   01/01/2011 to 12/31/2011........     1.053407          1.022186              590
   01/01/2012 to 12/31/2012........     1.022186          1.146390              554
   01/01/2013 to 12/31/2013........     1.146390          1.544735              459
   01/01/2014 to 12/31/2014........     1.544735          1.718709              524
   01/01/2015 to 12/31/2015........     1.718709          1.808823              505

                                                1.35% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
T. Rowe Price Small Cap Growth Sub-Account
   01/01/2006 to 12/31/2006........     1.447557          1.480039               178
   01/01/2007 to 12/31/2007........     1.480039          1.599275               130
   01/01/2008 to 12/31/2008........     1.599275          1.004753                88
   01/01/2009 to 12/31/2009........     1.004753          1.374260                82
   01/01/2010 to 12/31/2010........     1.374260          1.825815                97
   01/01/2011 to 12/31/2011........     1.825815          1.827451                89
   01/01/2012 to 12/31/2012........     1.827451          2.089630                97
   01/01/2013 to 12/31/2013........     2.089630          2.972263                82
   01/01/2014 to 12/31/2014........     2.972263          3.127307                85
   01/01/2015 to 12/31/2015........     3.127307          3.161388                84
Western Asset Management Strategic Bond Opportunities Sub-Account
   01/01/2006 to 12/31/2006........     2.063218          2.138547             8,683
   01/01/2007 to 12/31/2007........     2.138547          2.194786             6,608
   01/01/2008 to 12/31/2008........     2.194786          1.840216             4,403
   01/01/2009 to 12/31/2009........     1.840216          2.400522             3,530
   01/01/2010 to 12/31/2010........     2.400522          2.669730             2,815
   01/01/2011 to 12/31/2011........     2.669730          2.795757             2,266
   01/01/2012 to 12/31/2012........     2.795757          3.075143             1,965
   01/01/2013 to 12/31/2013........     3.075143          3.067073             1,680
   01/01/2014 to 12/31/2014........     3.067073          3.191466             1,406
   01/01/2015 to 12/31/2015........     3.191466          3.094606             1,230
Western Asset Management U.S. Government Sub-Account
   01/01/2006 to 12/31/2006........     1.629753          1.674873             4,314
   01/01/2007 to 12/31/2007........     1.674873          1.724243             3,410
   01/01/2008 to 12/31/2008........     1.724243          1.694937             2,337
   01/01/2009 to 12/31/2009........     1.694937          1.744654             2,037
   01/01/2010 to 12/31/2010........     1.744654          1.821281             1,571
   01/01/2011 to 12/31/2011........     1.821281          1.895913             1,370
   01/01/2012 to 12/31/2012........     1.895913          1.933390             1,240
   01/01/2013 to 12/31/2013........     1.933390          1.893384             1,055
   01/01/2014 to 12/31/2014........     1.893384          1.920495               987
   01/01/2015 to 12/31/2015........     1.920495          1.905574               917
WMC Balanced Sub-Account (Class B)
   01/01/2006 to 12/31/2006........    39.030259         42.453752                 1
   01/01/2007 to 12/31/2007........    42.453752         44.233819                 1
   01/01/2008 to 12/31/2008........    44.233819         32.744483                 1
   01/01/2009 to 12/31/2009........    32.744483         37.797645                 1
   01/01/2010 to 12/31/2010........    37.797645         40.764419                 0
   01/01/2011 to 12/31/2011........    40.764419         41.662360                 0
   01/01/2012 to 12/31/2012........    41.662360         46.077383                 0
   01/01/2013 to 12/31/2013........    46.077383         54.677267                 0
   01/01/2014 to 12/31/2014........    54.677267         59.489725                 1
   01/01/2015 to 12/31/2015........    59.489725         60.038781                 1
WMC Core Equity Opportunities Sub-Account (Class A)
   01/01/2006 to 12/31/2006........     3.445613          3.895200            16,796
   01/01/2007 to 12/31/2007........     3.895200          4.018597            12,595
   01/01/2008 to 12/31/2008........     4.018597          2.404504             8,996
   01/01/2009 to 12/31/2009........     2.404504          3.131078             7,105
   01/01/2010 to 12/31/2010........     3.131078          3.459797             5,661
   01/01/2011 to 12/31/2011........     3.459797          3.275792             4,470
   01/01/2012 to 12/31/2012........     3.275792          3.647302             3,841
   01/01/2013 to 12/31/2013........     3.647302          4.811084             3,296
   01/01/2014 to 12/31/2014........     4.811084          5.251368             2,807
   01/01/2015 to 12/31/2015........     5.251368          5.305078             2,387
WMC Large Cap Research Sub-Account (Class B)
   04/30/2007 to 12/31/2007........     7.903839          7.974359                14
   01/01/2008 to 12/31/2008........     7.974359          4.932059                13
   01/01/2009 to 12/31/2009........     4.932059          5.800016                31
   01/01/2010 to 12/31/2010........     5.800016          6.434971                22
   01/01/2011 to 12/31/2011........     6.434971          6.365065                 5
   01/01/2012 to 12/31/2012........     6.365065          7.121518                 4
   01/01/2013 to 12/31/2013........     7.121518          9.434750                 4
   01/01/2014 to 12/31/2014........     9.434750         10.565327                10
   01/01/2015 to 12/31/2015........    10.565327         10.892097                12
WMC Large Cap Research Sub-Account (previously BlackRock Large Cap Sub-Account)
   01/01/2006 to 12/31/2006........     6.765857          7.598828                16
   01/01/2007 to 04/27/2007........     7.598828          7.970421                 0

                                                1.60% VARIABLE ACCOUNT CHARGE
                                    ------------------------------------------------------
                                                                            NUMBER OF
                                      ACCUMULATION                      ACCUMULATION UNITS
                                     UNIT VALUE AT     ACCUMULATION     OUTSTANDING AT END
                                      BEGINNING OF     UNIT VALUE AT      OF PERIOD (IN
                                         PERIOD      ENDING OF PERIOD       THOUSANDS)
                                    --------------- ------------------ -------------------
American Funds Bond Sub-Account
   05/01/2006 to 12/31/2006........    14.560847         15.263925                4
   01/01/2007 to 12/31/2007........    15.263925         15.520310               37
   01/01/2008 to 12/31/2008........    15.520310         13.845478               33
   01/01/2009 to 12/31/2009........    13.845478         15.343360               38
   01/01/2010 to 12/31/2010........    15.343360         16.072959               25
   01/01/2011 to 12/31/2011........    16.072959         16.783999               19
   01/01/2012 to 12/31/2012........    16.783999         17.403721               18
   01/01/2013 to 12/31/2013........    17.403721         16.757799                9
   01/01/2014 to 12/31/2014........    16.757799         17.362262                6
   01/01/2015 to 12/31/2015........    17.362262         17.133526                7
American Funds Global Small Capitalization Sub-Account
   01/01/2006 to 12/31/2006........     2.375872          2.900704            1,389
   01/01/2007 to 12/31/2007........     2.900704          3.466071            1,153
   01/01/2008 to 12/31/2008........     3.466071          1.585284              620
   01/01/2009 to 12/31/2009........     1.585284          2.516436              538
   01/01/2010 to 12/31/2010........     2.516436          3.031619              430
   01/01/2011 to 12/31/2011........     3.031619          2.412378              321
   01/01/2012 to 12/31/2012........     2.412378          2.805424              246
   01/01/2013 to 12/31/2013........     2.805424          3.541667              224
   01/01/2014 to 12/31/2014........     3.541667          3.559431              189
   01/01/2015 to 12/31/2015........     3.559431          3.512234              159
American Funds Growth Sub-Account
   01/01/2006 to 12/31/2006........    14.038347         15.227786              672
   01/01/2007 to 12/31/2007........    15.227786         16.835174              521
   01/01/2008 to 12/31/2008........    16.835174          9.282170              370
   01/01/2009 to 12/31/2009........     9.282170         12.735065              304
   01/01/2010 to 12/31/2010........    12.735065         14.874351              201
   01/01/2011 to 12/31/2011........    14.874351         14.012637              143
   01/01/2012 to 12/31/2012........    14.012637         16.256137              125
   01/01/2013 to 12/31/2013........    16.256137         20.814004              105
   01/01/2014 to 12/31/2014........    20.814004         22.226580               87
   01/01/2015 to 12/31/2015........    22.226580         23.373902               78
American Funds Growth-Income Sub-Account
   01/01/2006 to 12/31/2006........     9.763169         11.069431              767
   01/01/2007 to 12/31/2007........    11.069431         11.442093              647
   01/01/2008 to 12/31/2008........    11.442093          6.998060              462
   01/01/2009 to 12/31/2009........     6.998060          9.038552              299
   01/01/2010 to 12/31/2010........     9.038552          9.911591              199
   01/01/2011 to 12/31/2011........     9.911591          9.576075              158
   01/01/2012 to 12/31/2012........     9.576075         11.070735              139
   01/01/2013 to 12/31/2013........    11.070735         14.544951              137
   01/01/2014 to 12/31/2014........    14.544951         15.836328              121
   01/01/2015 to 12/31/2015........    15.836328         15.811666              104


DISCONTINUED ELIGIBLE FUNDS


     Effective as of May 1, 2016:

     Met Investors Series Trust: Lord Abbett Bond Debenture Portfolio (Class B) merged into Metropolitan Series Fund: Western Asset Management Strategic Bond Opportunities Portfolio (Class B);

     Metropolitan Series Fund: BlackRock Money Market Portfolio was renamed BlackRock Ultra-Short Term Bond Portfolio;

     Metropolitan Series Fund: WMC Balanced Portfolio was renamed
Met/Wellington Balanced Portfolio;

     Metropolitan Series Fund: WMC Large Cap Research Portfolio was renamed Met/Wellington Large Cap Research Portfolio; and

     Metropolitan Series Fund: WMC Core Equity Opportunities Portfolio was renamed Met/Wellington Core Equity Opportunities Portfolio.

     Effective as of May 1, 2015:


     Met Investors Series Trust: AllianceBernstein Global Dynamic Allocation Portfolio was renamed AB Global Dynamic Allocation Portfolio.

     Effective as of April 28, 2014:

     Met Investors Series Trust: ClearBridge Aggressive Growth Portfolio II (Class B) (formerly Janus Forty Portfolio) merged into Met Investors Series
Trust: ClearBridge Aggressive Growth Portfolio (Class A); and

     Met Investors Series Trust: MetLife Growth Strategy Portfolio (Class B) merged into Metropolitan Series Fund: MetLife Asset Allocation 80 Portfolio (Class B) (formerly MetLife Moderate to Aggressive Allocation Portfolio).

     For additional information about Eligible Fund mergers and substitutions, please see "Investment Advice" in the Statement of Additional Information.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT


                             AMERICAN GROWTH SERIES


                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS


                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY



                      STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)



                                  MAY 1, 2016


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectuses dated May 1, 2016 and May 1, 2000 (as annually supplemented) and should be read in conjunction therewith. In addition, this Statement of Additional Information relates to the American Growth Series-I Prospectus dated May 1, 2000, as supplemented annually. A copy of these Prospectuses and supplements may be obtained by writing to MetLife Investors Distribution Company, 1095 Avenue of the Americas, New York, NY 10036.

                               TABLE OF CONTENTS




                                                                        PAGE
                                                                      ------
THE COMPANY AND THE VARIABLE ACCOUNT...............................   II-3
SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE CONTRACTS........   II-3
CUSTODIAN..........................................................   II-3
INVESTMENT ADVICE..................................................   II-3
DISTRIBUTION OF THE CONTRACTS......................................   II-7
CALCULATION OF PERFORMANCE DATA....................................   II-8
CALCULATION OF YIELDS..............................................   II-9
   Money Market Yield..............................................   II-9
   Other Sub-Account Yields........................................   II-10
NET INVESTMENT FACTOR..............................................   II-10
ANNUITY PAYMENTS...................................................   II-11
HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS...............   II-12
HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS.................   II-13
THE FIXED ACCOUNT..................................................   II-13
TAX STATUS OF THE CONTRACTS........................................   II-14
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM......................   II-15
LEGAL MATTERS......................................................   II-15
FINANCIAL STATEMENTS...............................................   1

                      THE COMPANY AND THE VARIABLE ACCOUNT

     The New England Variable Annuity Separate Account (the "Variable Account") is a separate account of New England Life Insurance Company ("The Company" or "NELICO"). The Variable Account was established on July 1, 1994. The most recent version of the Contracts was first made available in August 1998. The Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company.

     MetLife entered into a net worth maintenance agreement with the Company at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause the Company to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2007, the capital and surplus of NELICO was in excess of these minimum capital and surplus levels. MetLife and the Company entered into the agreement in part to enhance and maintain the financial strength of the Company as set forth in the agreement. Creditors of the Company (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of the Company with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to the Company. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if the Company attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support.


          SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE CONTRACTS

     The Company maintains the books and records of the Variable Account and provides issuance and other administrative services for the Contracts.


                                   CUSTODIAN

     The Company, One Financial Center, Boston, MA 02111, is the custodian of the assets of the Variable Account. The custodian has custody of all cash of the Variable Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Variable Account.


                               INVESTMENT ADVICE

     The Variable Account invests in the Portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), the Met Investors Series Trust, and other, unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") as the Adviser to the Metropolitan Fund and the Met Investors Series Trust, may, from time to time, replace the subadviser of a Portfolio with a new subadviser. A number of subadviser changes have been made with respect to the Portfolios in which the Variable Account invests.

     MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment Adviser to the Portfolios of the Metropolitan Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment Adviser for all Portfolios of the Metropolitan Fund. On May 1, 2009, MetLife Advisers became the investment adviser to the Portfolios of the Met Investors Series Trust.

     MetLife Advisers was also the investment Adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Metropolitan Fund. MetLife Advisers had been the Adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (formerly known as the State Street Research Money Market Portfolio and currently known as the BlackRock Money Market Portfolio), the Back Bay Advisors Bond Income Series (formerly known as the State Street Research Bond Income Portfolio and currently known as the BlackRock Bond

Income Portfolio), the Westpeak Value Growth Series (formerly, the Westpeak Growth and Income Series, which was formerly the FI Structured Equity Portfolio, and currently known as the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series and the Loomis Sayles Avanti Growth Series (currently known as the Harris Oakmark Focused Value Portfolio), MetLife Advisers became the Adviser on May 1, 1995.

     Met Investors Advisory (formerly known as Met Investors Advisory Corp., which was formerly known as Security First Investment Management) became the Investment Adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001. On May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers.

     The following is the subadviser history of the Metropolitan Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

     The subadviser to the FI Value Leaders Portfolio (formerly, the FI Structured Equity Portfolio, which was formerly the Westpeak Growth and Income Series, which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the subadviser. The subadviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio which was formerly, the Back Bay Advisors Money Market Series) and the BlackRock Bond Income Portfolio (formerly, the State Street Research Bond Income Portfolio which was formerly, the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the subadviser; BlackRock Advisors, Inc. became the subadviser on January 31, 2005; and BlackRock Advisors, LLC became the subadviser on September 28, 2006. The subadviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series, which was formerly the Goldman Sachs Midcap Value Series, which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the subadviser; Harris Associates L.P. became the subadviser on May 1, 2000. The subadviser to the Balanced Portfolio (which was merged into the MFS(Reg. TM) Total Return Portfolio of the Metropolitan Fund on April 30, 2004, and was formerly, the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company, LLP became the subadviser. The subadviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly, the State Street Research Large Cap Growth Portfolio which was formerly, the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the subadviser; BlackRock Advisors, Inc. became the subadviser on January 31, 2005; and BlackRock Advisors, LLC became the subadviser on September 28, 2006.

     On April 30, 2004, the MFS(Reg. TM) Research Managers Portfolio merged with and into the MFS(Reg. TM) Investors Trust Portfolio.

     On April 28, 2006 the MFS(Reg. TM) Investors Trust Portfolio of the Metropolitan Fund merged with and into the Legg Mason Value Equity Portfolio of the Met Investors Series Trust.

     The following is the subadviser history of the remaining Metropolitan Fund
Portfolios:

     Metropolitan Life Insurance Company became the subadviser to the Lehman Brothers(Reg. TM) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(Reg. TM) Index Portfolio and the Russell 2000(Reg. TM) Index Portfolio on May 1, 2001 until April 30, 2007 when MetLife Investment Advisors Company, LLC became the subadviser. The subadviser to the FI International Stock Portfolio (formerly, the Putnam International Stock Portfolio, which was formerly the Santander International Stock Portfolio), was Santander Global Advisors, Inc. until January 24, 2000 when Putnam Investment Management, LLC became the subadviser until December 16, 2003, when Fidelity Management & Research Company became the subadviser. The sub-adviser for Julius Baer International Stock Portfolio (formerly FI International Stock Portfolio was Fidelity Management & Research Company until January 7, 2008 when Julius Baer Investment Management LLC became the sub-adviser to Julius Baer International Stock Portfolio.

     On April 28, 2003, the Janus Growth Portfolio of the Metropolitan Fund merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.

     On April 30, 2004, the FI Mid Cap Opportunities Portfolio merged with and into the Janus Mid Cap Portfolio, which was immediately renamed the FI Mid Cap Opportunities Portfolio and prior to May 1, 2004, Janus Capital Management LLC was the subadviser to this Portfolio. Immediately following the merger, Fidelity Management & Research Company replaced Janus Capital Management LLC as the subadviser to the FI Mid Cap Opportunities Portfolio. On April 28, 2008, Pyramis Global Advisors, LLC replaced its affiliate Fidelity Management & Research Company as subadviser.

     The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly, the State Street Research Aggressive Growth Portfolio), the BlackRock Strategic Value Portfolio (formerly, the State Street Research Aurora Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio), the BlackRock Large Cap Portfolio (formerly, the BlackRock Investment Trust Portfolio which was formerly, the State Street Research Investment Trust Portfolio), and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser; and BlackRock Advisors, LLC became the subadviser on September 28, 2006. The sub-adviser to the Oppenheimer Global Equity Portfolio (formerly, the Scudder Global Equity Portfolio) was Deutsche Investment Management Americas Inc. until May 1, 2005 when OppenheimerFunds, Inc. became the sub-adviser. On January 7, 2008 MFS(Reg. TM) Value Portfolio replaced Harris Oakmark Large Cap Value Portfolio and Massachusetts Financial Services Company became the sub-adviser. On April 28, 2008, Clarion Global Real Estate Portfolio replaced Neuberger Berman Real Estate Sub-Account and INC Clarion Real Estate Services, L.P. became the sub-adviser.

     On April 29, 2005, the Met/Putnam Voyager Portfolio (formerly, the Putnam Large Cap Growth Portfolio) merged with and into Jennison Growth Portfolio.

     The subadviser to the Western Asset Management U.S. Government Portfolio (formerly, Salomon Brothers U.S. Government Portfolio) and the Western Asset Management Strategic Bond Opportunities Portfolio (formerly, Salomon Brothers Strategic Bond Opportunities) was Salomon Brothers Asset Management until May 1, 2006, when Western Asset Management Company became the subadviser.

     On January 7, 2008, FI International Stock Portfolio changed its name to Julius Baer International Stock Portfolio. Also on January 7, 2008, Julius Baer Investment Management LLC replaced Fidelity Management & Research Company as subadviser.

     On or about April 30, 2007, the BlackRock Large Cap Portfolio (formerly, the BlackRock Investment Trust Portfolio which was formerly, the State Street Research Investment Trust Portfolio) of the Metropolitan Fund merged with and into the BlackRock Large-Cap Core Portfolio of the Met Investors Series Trust.

     Effective February 1, 2012 Baillie Gifford Overseas Limited replaced Artio Global Management, LLC as subadviser and Artio International Stock Portfolio changed its name to Baillie Gifford International Stock Portfolio.

     On or about April 30, 2012 Morgan Stanley EAFE(Reg. TM) Index changed its name to MSCI EAFE(Reg. TM) Index Portfolio.

     On or about April 30, 2012 Oppenheimer Capital Appreciation Portfolio of the Met Investor Series Trust merged with and into Jennison Growth Portfolio of the Metropolitan Fund. Jennison Associates LLC replaced Oppenheimer Funds, Inc. as subadviser.

     The following is the Adviser (i.e., the "subadviser") history of the Met Investors Series Trust:

     The subadviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly, the MFS(Reg. TM) Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until January 1, 2003, when T. Rowe Price Associates, Inc. became the subadviser. The subadviser to the Harris Oakmark International Portfolio (formerly, State Street Research Concentrated International Portfolio) was State Street Research & Management Company until December 31, 2002 and Harris Associates L.P. became the subadviser effective January 1, 2003.

     The subadviser to the RCM Technology Portfolio (formerly the RCM Global Technology Portfolio which was formerly, the PIMCO PEA Innovation Portfolio, which was formerly the PIMCO Innovation Portfolio) was PEA Capital LLC until January 15, 2005 when RCM Capital Management LLC became the subadviser.

     The subadviser to the Lazard Mid-Cap Portfolio (formerly, Met/AIM Mid-Cap Core Equity Portfolio) was AIM Capital Management, Inc. until December 19, 2005, when Lazard Asset Management LLC became the subadviser.

     The subadviser to the Legg Mason Partners Aggressive Growth Portfolio (formerly the Legg Mason Aggressive Growth Portfolio, which was formerly, the Janus Aggressive Growth Portfolio, which was formerly the Janus Growth Portfolio) was Janus Capital Management LLC until October 1, 2006 when Clearbridge Advisors, LLC became the subadviser.

     On September 2, 2008, Cyclical Growth and Income ETF Portfolio changed its name to SSgA Growth and Income ETF and Cyclical Growth ETF Portfolio changed its name to SSgA Growth ETF Portfolio. Also on September 2, 2008, SSgA Funds Management, Inc. replaced Franklin Advisers, Inc. as subadviser.

     On May 1, 2009, Lehman Brothers> Aggregate Bond Index Portfolio changed its name to Barclays Capital Aggregate Bond Index Portfolio, Julius Baer International Stock Portfolio changed its name to Artio International Stock Portfolio, Loomis Sayles Small Cap Portfolio changed its name to Loomis Sayles Small Cap Core Portfolio, Franklin Templeton Small Cap Growth Portfolio changed its name to Loomis Sayles Small Cap Growth Portfolio and Harris Oakmark Focused Value Portfolio changed its name to Met/Artisan Mid Cap Value Portfolio.

     Effective May 1, 2009, FI Large Cap Portfolio merged into BlackRock Legacy Large Cap Growth Portfolio.

     On May 1, 2010, Met/AIM Small Cap Growth Portfolio changed its name to Invesco Small Cap Growth Portfolio, Legg Mason Partners Aggressive Growth Portfolio changed its name to Legg Mason ClearBridge Aggressive Growth Portfolio and BlackRock Strategic Value Portfolio changed its name to Neuberger Berman Genesis Portfolio.

     Effective May 1, 2010, FI Mid Cap Opportunities Portfolio merged into Morgan Stanley Mid Cap Growth Portfolio.

     Effective April 29, 2011, Legg Mason Value Equity Portfolio (Class B) shares merged into Legg Mason ClearBridge Aggressive Portfolio (Class B) shares.

     Effective April 29, 2011, Legg Mason Value Equity Portfolio (Class E) shares merged into Legg Mason ClearBridge Aggressive Portfolio (Class E) shares.

     Effective April 29, 2011, MetLife Aggressive Allocation Portfolio merged into MetLife Aggressive Strategy Portfolio.

     Effective January 12, 2012, Lord, Abbett & Co. LLC replaced Neuberger Berman Management LLC as the subadviser and the Neuberger Berman Mid Cap Value Portfolio changed its name to Lord Abbett Mid Cap Value Portfolio. On or about April 30, 2012, Lord Abbett Mid Cap Value Portfolio of the Metropolitan Fund merged with and into the Lord Abbett Mid Cap Value Portfolio of Met Investors Series Trust.

     Effective July 1, 2011, the subadviser of the Clarion Global Real Estate Portfolio, ING Clarion Real Estate Securities LLC, changed its name to CBRE Clarion Securities LLC.

     Effective April 29, 2013, Legg Mason ClearBridge Aggressive Growth Portfolio changed its name to ClearBridge Aggressive Growth Portfolio.

     Effective April 29, 2013, BlackRock Aggressive Growth Portfolio changed its name to Frontier Mid Cap Growth Portfolio.

     On or about November 26, 2012, Lazard Mid Cap Portfolio changed its name to MLA Mid Cap Portfolio.

     On or about January 7, 2013, BlackRock Aggressive Growth Portfolio changed its name to Frontier Mid Cap Growth Portfolio.

     Effective April 29, 2013, Barclays Capital Aggregate Bond Index Portfolio changed its name to Barclays Aggregate Bond Index Portfolio.

     Effective April 29, 2013, FI Value Leaders Portfolio merged into MFS(Reg.
TM) Value Portfolio.

     Effective April 29, 2013, Met/Franklin Mutusl Shares Portfolio merged into Loomis Sayles Global Markets Portfolio.

     Effective April 29, 2013, Met/Franklin Templeton Founding Strategy Portfolio merged into MetLife Growth Strategy Portfolio.

     Effective April 29, 2013, MLA Mid Cap Portfolio merged into Neuberger Berman Genesis Portfolio.

     Effective April 29, 2013, RCM Technology Portfolio merged into T. Rowe Price Large Cap Growth Portfolio.

     Effective April 29, 2013, Oppenheimer Global Equity Portfolio merged into Met/Templeton Growth Portfolio changed its name to Oppenheimer Global Equity Portfolio.

     Effective April 28, 2014, Janus Forty Portfolio changed its name to ClearBridge Aggressive Growth Portfolio II. Then ClearBridge Aggressive Growth Portfolio II merged into ClearBridge Aggressive Growth Portfolio.

     Effective April 28, 2014, MetLife Growth Strategy Portfolio merged into MetLife Asset Allocation 80 Portfolio.


     Effective January 29, 2016, Lord Abbett Bond Debenture Portfolio merged into Western Asset Management Strategic Bond Opportunities Portfolio.


                         DISTRIBUTION OF THE CONTRACTS


     The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

     MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the contracts. Distributor is a Missouri corporation and its home office is located at 1095 Avenue of the Americas, New York, NY 10036. In December 2004, MetLife Investors Distribution Company, which was then a Delaware corporation, was merged into General American Distributors, Inc., and the name of the surviving corporation was changed to MetLife Investors Distribution Company. Distributor is an indirect, wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority ("FINRA"). Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.

     Distributor received sales compensation with respect to the Contracts in the following amounts during the periods indicated:



                                     AGGREGATE AMOUNT
                                      OF COMMISSIONS
                                        RETAINED BY
                                     DISTRIBUTOR AFTER
                  AGGREGATE AMOUNT      PAYMENTS TO
                   OF COMMISSIONS     ITS REGISTERED
                       PAID TO          PERSONS AND
FISCAL YEAR         DISTRIBUTOR*       SELLING FIRMS
---------------- ------------------ ------------------
   2013..........$8,288,569         $0
   2014..........$8,042,529         $0
   2015..........$2,491,724         $0


-------------
*     Includes sales compensation paid to registered persons of Distributor.

     Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, under the distribution agreement with Distributor, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Distributor's operating and other expenses.

                        CALCULATION OF PERFORMANCE DATA
                          AVERAGE ANNUAL TOTAL RETURN


     We may provide illustrations of hypothetical average annual total returns for each Sub-Account, based on the actual investment experience of the Sub-Accounts, the Metropolitan Fund, the Met Investors Series Trust and the American Funds Insurance Series. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE. Average annual total returns will be provided for a sub-account for 1, 5 and 10 years, or for a shorter period, if applicable.

     We base calculations of Average Annual Total Return on the assumption that a single investment of $1,000 was made at the beginning of each period shown. The returns do not reflect the effect of any premium tax charge, which applies in certain states, and which would reduce the average annual total returns.

     The Average Annual Total Return is related to Surrender Value and is calculated as follows. The amount of the assumed $1,000 purchase payment for a Contract issued at the beginning of the period is divided by the Accumulation Unit Value of each Sub-Account at the beginning of the period shown to arrive at the number of Accumulation Units purchased. The total number of units held under the Contract at the beginning of the last Contract Year covered by the period shown is multiplied by the Accumulation Unit Value at the end of the last Contract Year covered by the period shown to arrive at the Contract Value on that date. This Contract Value is then reduced by the applicable Contingent Deferred Sales Charge and by a factor that reflects the portion of the $30 Administration Contract Charge which would be deducted upon surrender at the end of the last Contract Year in the period to arrive at the Surrender Value. The Average Annual Total Return is the annual compounded rate of return which would produce the Surrender Value on that date. In other words, the Average Annual Total Return is the rate which, when added to 1, raised to a power reflecting the number of years in the period shown, and multiplied by the initial $1,000 investment, yields the Surrender Value at the end of the period. The Accumulation Unit Values used for this purpose reflect an average per unit charge for the $30 Administration Contract Charge. The Average Annual Total Returns assume that no premium tax charge has been deducted.

     Sub-Account Average Annual Total Return, which is calculated in accordance with the SEC standardized formula, uses the inception date of the Sub-Account through which the Eligible Fund is available. Fund total return adjusted for Contract charges, which is non-standard performance, uses the inception date of the Eligible Fund, and therefore may reflect periods prior to the availability of the corresponding Sub-Account under the Contract. For non-standard performance, if there is a partial year included in the reporting period, we reflect only a pro rata portion of the average per unit Administration Contract Charge factor for that partial year. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

     Certain portfolios of the Metropolitan Fund and Met Investors Series have been managed previously by different investment advisers or investment subadvisers. Accordingly, performance may reflect the management of previous advisers or subadvisers. For prior advisory and subadvisory history see "INVESTMENT ADVICE" on page II-3.

     As discussed in the prospectus in the section entitled "Investment Performance Information", the Variable Account may illustrate historical investment performance by showing the Percentage Change in Unit Value and the Annual Effective Rate of Return of each Sub-Account of the Variable Account for every calendar year since inception of the corresponding Eligible Funds to the date of the illustration and for the ten, five and one year periods ending with the date of the illustration. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual $30 Administration Contract Charge. The method of calculating the Percentage Change in Unit Value is described in the prospectus under "Investment Performance Information." The Annual Effective Rate of Return in these illustrations is calculated by dividing the Unit Value at the end of the period by the Unit Value at the beginning of the period, raising this quantity to the power of 1/n (where n is the number of years in the period), and then subtracting 1.

     We may also show daily Unit Values for each Sub-Account in advertising and sales literature, including our website.

                             CALCULATION OF YIELDS


7-Day YIELD

     From time to time, we may quote in advertisements and sales literature the current yield for the BlackRock Ultra-Short Term Bond Sub-Account for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Eligible Fund or on its respective portfolio securities. The current yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit at the beginning of the period, (b) dividing such net change in Sub-Account value by the Sub-Account value at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in Sub-Account value reflects: (1) net income from the Eligible Fund attributable to the hypothetical account; and
(2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the Variable Account annual expense charge (1.40%); and (2) the annual $30 Administration Contract Charge. For purposes of calculating current yield for a Contract, an average per unit Administration Contract Charge is used.


     The current yield will be calculated according to the following formula:
                   Current Yield = ((NCF - ES)/UV) x (365/7)


     Where:

     NCF = the net change in the value of the Eligible Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

     ES = per unit expenses for the hypothetical account for the 7-day period.

     UV = the unit value on the first day of the 7-day period.


     We may also quote the effective yield of the BlackRock Ultra-Short Bond Sub-Account for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:
                Effective Yield = (1 + ((NCF - ES)/UV))365/7 - 1



     Where:

     NCF = the net change in the value of the Eligible Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

     ES = per unit expenses of the hypothetical account for the 7-day period.

     UV = the unit value for the first day of the 7-day period.


     Because of the charges and deductions imposed under the Contract, the yield for the BlackRock Ultra-Short Bond Sub-Account will be lower than the yield for the corresponding underlying Eligible Fund. The yields on amounts held in the BlackRock Ultra-Short Bond Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Sub-Account is affected by changes in interest rates on portfolio securities, average portfolio maturity of the underlying Eligible Fund, the types and qualities of portfolio securities held by the Eligible Fund, and the Eligible Fund's operating expenses. Yields on amounts held in the BlackRock Ultra-Short Bond Sub-Account may also be presented for periods other than a 7-day period.

OTHER SUB-ACCOUNT YIELDS


     From time to time, we may quote in sales literature or advertisements the current annualized yield of one or more of the Sub-Accounts (other than the BlackRock Ultra-Short Bond Sub-Account) for a Contract for a 30-day or one-month period. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the Sub-Account during the 30-day or one-month period is assumed to be generated each period over a 12-month period. The yield is computed by: (1) dividing the net investment income of the
Eligible Fund attributable to the Sub-Account units less Sub-Account expenses for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. The charges and deductions include the per unit charges for the hypothetical account for: (1) the Variable Account annual expense charge (1.40%); and (2) the annual $30 Administration Contract Charge. For purposes of calculating the 30-day or one-month yield, an average per unit Administration Contract Charge is used.


     The 30-day or one-month yield is calculated according to the following formula:
                Yield = 2 x ((((NI - ES)/(U x UV)) + 1)(6) - 1)


     Where:

   NI = net investment income of the Eligible Fund for the 30-day or one-month period attributable to the Sub-Account's units.

     ES = expenses of the subaccount for the 30-day or one-month period.

     U = the average number of units outstanding.

     UV = the Accumulation Unit Value at the close of the last day in the 30-day or one-month period.


     Because of the charges and deductions imposed under the Contracts, the yield for the BlackRock Ultra-Short Bond Sub-Account will be lower than the yield for the corresponding Eligible Fund. The yield on the amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Sub-Account's actual yield is affected by the types and quality of portfolio securities held by the corresponding Eligible Fund, and its operating expenses.


                             NET INVESTMENT FACTOR

     The Company determines the net investment factor ("Net Investment Factor") any subaccount for on each day on which the New York Stock Exchange is open for trading as follows:

   (1) The Company takes the net asset value per share of the Eligible Fund held in the subaccount determined as of the close of regular trading on the New York Stock Exchange on a particular day;

   (2) Next, the Company adds the per share amount of any dividend or capital gains distribution made by the Eligible Fund since the close of regular trading on the New York Stock Exchange on the preceding trading day.

   (3) This total amount is then divided by the net asset value per share of the Eligible Fund as of the close of regular trading on the New York Stock Exchange on the preceding trading day.

   (4) Finally, the Company subtracts the daily charges for the Administration Asset Charge and Mortality and Expense Risk Charge since the close of regular trading on the New York Stock Exchange on the preceding trading day. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" in the prospectus.) On an annual basis, the total deduction for such charges equals 1.40% of the daily net asset value of the Variable Account.

                                ANNUITY PAYMENTS

     At annuitization, the Contract Value is applied toward the purchase of variable annuity payments. The amount of these payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the age of the Payee at annuitization, (ii) the assumed investment return selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Fund(s) selected.

     When a variable annuity payment option is selected, the Contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the Payee, to calculate the initial payment. We will fix the annuity payments in amount and duration by the annuity payment option selected, and by the age and sex of the Payee. Under such Contracts, a given Contract Value will produce a higher basic payment level for a male Payee than for a female Payee, reflecting the longer life expectancy of the female Payee. If the Contract Owner has selected an annuity payment option that guarantees that payments will be made for a certain number of years regardless of whether the Payee remains alive, the Contract Value will purchase lower periodic benefits than under a life contingent option. For contracts issued in situations involving an employer-sponsored plan subject to ERISA, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee.

     The amount of the initial payment is determined by applying the applicable annuity purchase rate to the amount applied from each sub-account to provide the annuity. This initial payment is converted into annuity units, the number of which remains constant. Each annuity payment is in an amount equal to that number of annuity units multiplied by the applicable annuity unit value for that payment (described below). The applicable annuity unit value for each sub-account will change from day to day depending upon the investment performance of the sub-account, which in turn depends upon the investment performance of the Eligible Fund in which the sub-account invests.

     The selection of an assumed investment return ("Assumed Investment Return") will affect both the initial payment and the amount by which subsequent payments increase or decrease. The initial payment is calculated on the assumption that the Net Investment Factors applicable to the Contract will be equivalent on an annual basis to a net investment return at the Assumed Investment Return. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the Assumed Investment Return, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the Assumed Investment Return, then the next payment will be smaller than the preceding payment.

     Unless otherwise provided, the Assumed Investment Return will be at an annual effective rate of 3.5%. You may select as an alternative an Assumed Investment Return equal to an annual effective rate of 5%, if allowed by applicable law or regulation. A higher Assumed Investment Return will produce a higher first payment, a more slowly rising series of subsequent payments when the actual net investment performance exceeds the Assumed Investment Return, and a more rapid drop in subsequent payments when the actual net investment performance is less than the Assumed Investment Return. A lower Assumed Investment Return will produce a lower first payment, a more rapidly rising series of subsequent payments when the actual net investment performance exceeds the Assumed Investment Return, and a less rapid drop in subsequent payments when the actual net investment performance is less than the Assumed Investment Return.

     The number of annuity units credited under a variable payment option is determined as follows:

   (1) The Contract proceeds are applied at the Company's annuity purchase rates for the selected Assumed Investment Return to determine the initial payment. (The amount of Contract Value or Death Proceeds applied will be reduced by any applicable Contingent Deferred Sales Charge, Administration Contract Charge, premium tax charge, and/or any outstanding loan plus accrued interest, as described in the prospectus.)

   (2) The number of annuity units is determined by dividing the amount of the initial payment by the applicable annuity unit value(s) next determined following the date of application of proceeds.

     The dollar amount of the initial payment will be determined as described above. The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined no more than 14 days before the payment is due.

     The value of an annuity unit for each sub-account depends on the Assumed Investment Return and on the Net Investment Factors applicable at the time of valuation. The initial annuity unit values were set at $1.00 effective on or about the date on which shares of the corresponding Eligible Funds were first publicly available. The Net Investment Factor and, therefore, changes in the value of an annuity unit under a variable payment option, reflect the deduction of the Mortality and Expense Risk Charge and Administration Asset Charge. (See "Net Investment Factor" above.)

     The annuity unit value for each sub-account is equal to the corresponding annuity unit value for the sub-account previously determined multiplied by the applicable Net Investment Factor for that sub-account for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor ("Assumed Interest Factor") for each day of the valuation period. The Assumed Interest Factor represents the daily equivalent of the Contract's annual Assumed Investment Return. In the calculation of annuity unit values, the Assumed Interest Factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the Contract's Assumed Investment Return. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the Assumed Investment Return, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the Assumed Investment Return, the annuity unit value will decrease. At an Assumed Investment Return of 3.5%, the Assumed Interest Factor is .9999058. The Assumed Interest Factor for a 5% Assumed Investment Return is computed on a consistent basis.

     Transfers among the variable subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, so that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.


              HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

     We may provide illustrations to show how variable annuity payments under the Contract change with investment performance over an extended period of time. The illustrations show how annuity income payments would vary over time if the return on assets in the selected portfolios were a uniform gross annual rate of return of up to 10%. One of the gross rates illustrated is 0%. The values would be different from those shown if the actual returns averaged the illustrated rates but fluctuated over and under those averages throughout the years.

     The illustrations reflect the Contract charges applicable to the Contract and take into account the Eligible Funds' management fees and other operating expenses. The annuity payments illustrated are on a pre-tax basis. The Federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "FEDERAL INCOME TAX CONSIDERATIONS".

     When part of the Contract Value has been allocated to the fixed annuity income option, the guaranteed minimum annuity income payment resulting from this allocation is also shown. The illustrated variable annuity income payments are determined through the use of standard mortality tables and an assumed interest rate. If the Assumed Investment Return is 3.5%, then actual performance greater than 3.5% per year will result in increasing annuity income payments and actual performance less than 3.5% per year will result in decreasing annuity income payments. The Company offers an alternative Assumed Investment Return of 5% from which you may select. Fixed annuity income payments remain constant. Initial annuity income payments under a fixed annuity income payout are generally higher than initial payments under a variable income payout option.

     The illustrations may show the income payments for more than one hypothetical constant Assumed Investment Return. Of course, actual investment performance will not be constant and may be volatile. Actual income amounts would differ from those illustrated if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages for individual contract years.

     As noted in the prospectus under "Investment Performance Information", we may also illustrate the growth and value of a specified purchase payment or payments prior to annuitization based on hypothetical returns. In these illustrations we may use any assumed gross annual rate up to 12%.


               HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

     We may also provide illustrations to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. In comparison with hypothetical illustrations based on a uniform annual rate of return, these illustrations use historical annual returns to illustrate that annuity income payments vary over time based on fluctuations in annual returns.

     The illustrations reflect the daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of 1.30% (1.55% for certain sub-accounts) and the daily administrative charge which is equivalent to an annual charge of 0.10%. The amounts shown also take into account the actual Eligible Funds' management fees and operating expenses. Actual fees and expenses of the Eligible Funds associated with your Contract may be more or less than the historical fees, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The annuity income payments illustrated are on a pre-tax basis. The Federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "FEDERAL INCOME TAX CONSIDERATIONS."

     The illustrations reflect the performance from the year of inception of the selected Eligible Fund(s). The historical variable annuity income payments are based on an assumed investment return. If the Assumed Investment Return
(AIR) is 3.5%, then actual performance greater than 3.5% per year results in an increased annuity income payment and actual performance less than 3.5% per year results in a decreased annuity income payment. We offer an alternative Assumed Investment Return of 5%. An AIR of 3.5% will result in a lower initial payment than a 5% AIR. Similarly, an AIR of 5% will result in a higher initial payment than a 3.5% AIR. The illustration is based on the current annuity purchase rates used by the Company. The rates may differ at the time you annuitize.

     The illustrations show the amount of the first payment for each year shown. During each year, the payments would vary to reflect fluctuations in the actual rate of return on the Eligible Funds.


                               THE FIXED ACCOUNT

     Unless you request otherwise, a partial surrender will reduce the Contract Value in the sub-accounts of the Variable Account and the Fixed Account proportionately. The annual Administration Contract Charge will be deducted entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or the Company's general account as the result of a loan. (However, that charge is limited to the lesser of $30 and 2% of the total Contract Value, including Contract Value you have allocated to the Fixed Account and any Contract Value held in the Company's general account as the result of a loan.) Except as described below, amounts in the Fixed Account are subject to the same rights and limitations as are amounts in the Variable Account with respect to transfers, surrenders and partial surrenders. The following special rules apply to transfers involving the Fixed Account.

     The amount of Contract Value which you may transfer from the Fixed Account is limited to the greater of: 25% of the Contract Value in the Fixed Account at the end of the first day of the Contract Year, and the amount of Contract Value that was transferred from the Fixed Account in the previous Contract Year (amounts transferred under a DCA program are not included), except with our consent. Currently we are not imposing these restrictions but we have right to reimpose them at any time. These limits do not apply to new deposits to the Fixed Account for which you elected the dollar cost averaging program within 30 days from the date of the deposit. In such case, the amount of Contract Value which you may transfer from the Fixed Account will be the greatest of: a) 25% of the Contract Value in the Fixed Account at the end of the first day of the Contract Year; b) the amount of Contract Value that you transferred from the Fixed Account in the previous Contract Year; or c) the amount of Contract Value in the Fixed Account to be transferred out of the Fixed Account under dollar cost averaging elected on new deposits within 30 days from the date of deposit. We allow one dollar cost averaging program to be active at a time. Therefore, if you transfer pre-- existing assets (corresponding to Contract Value for which the dollar cost averaging program was not elected within 30 days from the date of each deposit) out of the Fixed Account under the dollar cost averaging program and would like to transfer up to 100% of new deposits under the program, then the dollar cost averaging program on the pre-existing assets will be canceled and a new program will begin with respect to new deposits. In this case, the pre-existing assets may still be transferred out of the Fixed Account, however, not under a dollar cost averaging program, subject to the limitations on transfers generally out of the Fixed Account. (Also, after you make the transfer, the Contract Value may not be allocated among more than twenty of the sub-accounts and/or the Fixed Account.) We intend to restrict purchase payments and transfers of Contract Value into the Fixed Account: (1) if the Investment Return which we would credit to the deposit would be equivalent to the guaranteed minimum rate (the minimum rate on the Fixed Account is 1.5% but may be higher in your state or may be higher for contracts sold prior to September 2, 2003); or (2) if the total Contract Value in the Fixed Account exceeds a maximum amount published by us. In addition, we intend to restrict transfers of Contract Value into the Fixed Account, and reserve the right to restrict purchase payments and loan prepayments into the Fixed Account, for 180 days following a transfer or loan out of the Fixed Account.


     If any portion of a Contract loan was attributable to Contract Value in the Fixed Account, then you must allocate an equal portion of each loan repayment to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then you must allocate 50% of each loan repayment to the Fixed Account.) Similarly, unless you request otherwise, we will allocate the balance of the loan repayment to the sub-accounts in the same proportions in which the loan was attributable to the sub-accounts. The rate of interest for each loan repayment applied to the Fixed Account will be the lesser of: (1) the rate the borrowed money was receiving at the time the loan was made from the Fixed Account; and (2) the interest rate set by us in advance for that date. If the loan is being prepaid, however, and prepayments into the Fixed Account are restricted as described above, the portion of the loan prepayment that would have been allocated to the Fixed Account will be allocated to the BlackRock Ultra-Short Bond Sub-Account instead.


     We reserve the right to delay transfers, surrenders, partial surrenders and Contract loans from the Fixed Account for up to six months.


                          TAX STATUS OF THE CONTRACTS

     Tax law imposed several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

     DIVERSIFICATION REQUIREMENTS. Section 817 of the Internal Revenue Code
(Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

     If underlying fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the fund may fail the diversification requirements of Section 817, which could have adverse tax consequences for variable contract owners, including losing the benefit of tax deferral.

     REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract (or on the death of, or change in, any primary annuitant where the Contract is owned by a non-natural person). Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.


     The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

     Other rules may apply to Qualified Contracts.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements and financial highlights comprising each of the Subaccounts of New England Variable Annuity Separate Account included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The consolidated financial statements of New England Life Insurance Company and subsidiary (the "Company") included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph related to the Company being a member of a controlled group). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.


                                 LEGAL MATTERS

     The SEC requires the Eligible Funds' Board of Trustees (or Directors) to monitor events to identify conflicts that may arise from the sale of shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and to Qualified Plans, if applicable. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences between voting instructions given by variable life and variable annuity contract owners and Qualified Plans, for example. If there is a material conflict, the Boards of Trustees (or Directors) will have an obligation to determine what action should be taken, including the removal of the affected subaccount(s) from the Eligible Fund(s), if necessary. If the Company believes any Eligible Fund action is insufficient, the Company will consider taking other action to protect Contract Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that the Company may be unable to remedy.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Contract Owners of
New England Variable Annuity Separate Account and Board of Directors of
New England Life Insurance Company

We have audited the accompanying statements of assets and liabilities of New England Variable Annuity Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Subaccounts listed in Note 2 as of December 31, 2015, the related statements of operations for the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the custodian or mutual fund company. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account of the Company as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 25, 2016

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                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2015


                                                                    AMERICAN FUNDS
                                               AMERICAN FUNDS        GLOBAL SMALL         AMERICAN FUNDS        AMERICAN FUNDS
                                                    BOND            CAPITALIZATION            GROWTH             GROWTH-INCOME
                                                 SUBACCOUNT           SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                            -------------------   -------------------   -------------------   -------------------
ASSETS:
   Investments at fair value..............  $        31,237,272   $       100,294,582   $       307,490,857   $       189,038,618
   Due from New England Life
     Insurance Company....................                   --                    --                    --                    --
                                            -------------------   -------------------   -------------------   -------------------
       Total Assets.......................           31,237,272           100,294,582           307,490,857           189,038,618
                                            -------------------   -------------------   -------------------   -------------------
LIABILITIES:
   Accrued fees...........................                  159                   169                   243                   229
   Due to New England Life
     Insurance Company....................                    9                     2                     9                     1
                                            -------------------   -------------------   -------------------   -------------------
       Total Liabilities..................                  168                   171                   252                   230
                                            -------------------   -------------------   -------------------   -------------------

NET ASSETS................................  $        31,237,104   $       100,294,411   $       307,490,605   $       189,038,388
                                            ===================   ===================   ===================   ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        31,237,104   $        99,968,293   $       306,896,549   $       188,567,167
   Net assets from contracts in payout....                   --               326,118               594,056               471,221
                                            -------------------   -------------------   -------------------   -------------------
       Total Net Assets...................  $        31,237,104   $       100,294,411   $       307,490,605   $       189,038,388
                                            ===================   ===================   ===================   ===================


 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015


                                                                       MIST
                                                MIST AB           ALLIANZ GLOBAL         MIST AMERICAN       MIST AMERICAN
                                            GLOBAL DYNAMIC       INVESTORS DYNAMIC      FUNDS BALANCED       FUNDS GROWTH
                                              ALLOCATION         MULTI-ASSET PLUS         ALLOCATION          ALLOCATION
                                              SUBACCOUNT            SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
                                          -------------------  --------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $         4,442,875  $            313,874  $       159,128,614  $       318,621,143
   Due from New England Life
     Insurance Company..................                   --                    --                   --                   --
                                          -------------------  --------------------  -------------------  -------------------
        Total Assets....................            4,442,875               313,874          159,128,614          318,621,143
                                          -------------------  --------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   75                    45                   64                   80
   Due to New England Life
     Insurance Company..................                    2                    --                    3                    4
                                          -------------------  --------------------  -------------------  -------------------
        Total Liabilities...............                   77                    45                   67                   84
                                          -------------------  --------------------  -------------------  -------------------

NET ASSETS..............................  $         4,442,798  $            313,829  $       159,128,547  $       318,621,059
                                          ===================  ====================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         4,442,798  $            313,829  $       159,128,547  $       318,621,059
   Net assets from contracts in payout..                   --                    --                   --                   --
                                          -------------------  --------------------  -------------------  -------------------
        Total Net Assets................  $         4,442,798  $            313,829  $       159,128,547  $       318,621,059
                                          ===================  ====================  ===================  ===================


                                             MIST AMERICAN                              MIST BLACKROCK
                                            FUNDS MODERATE        MIST AQR GLOBAL       GLOBAL TACTICAL      MIST CLARION
                                              ALLOCATION           RISK BALANCED          STRATEGIES      GLOBAL REAL ESTATE
                                              SUBACCOUNT            SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
                                          -------------------  --------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $       122,658,043  $          8,014,085  $         7,948,850  $        55,937,558
   Due from New England Life
     Insurance Company..................                   --                    --                   --                   --
                                          -------------------  --------------------  -------------------  -------------------
        Total Assets....................          122,658,043             8,014,085            7,948,850           55,937,558
                                          -------------------  --------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   86                    87                  101                  126
   Due to New England Life
     Insurance Company..................                    4                    --                    3                    6
                                          -------------------  --------------------  -------------------  -------------------
        Total Liabilities...............                   90                    87                  104                  132
                                          -------------------  --------------------  -------------------  -------------------

NET ASSETS..............................  $       122,657,953  $          8,013,998  $         7,948,746  $        55,937,426
                                          ===================  ====================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       122,657,953  $          8,013,998  $         7,948,746  $        55,937,426
   Net assets from contracts in payout..                   --                    --                   --                   --
                                          -------------------  --------------------  -------------------  -------------------
        Total Net Assets................  $       122,657,953  $          8,013,998  $         7,948,746  $        55,937,426
                                          ===================  ====================  ===================  ===================


                                                                     MIST HARRIS
                                            MIST CLEARBRIDGE           OAKMARK
                                            AGGRESSIVE GROWTH       INTERNATIONAL
                                               SUBACCOUNT            SUBACCOUNT
                                          --------------------  -------------------
ASSETS:
   Investments at fair value............  $         75,223,941  $       105,245,755
   Due from New England Life
     Insurance Company..................                    --                    4
                                          --------------------  -------------------
        Total Assets....................            75,223,941          105,245,759
                                          --------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   342                  224
   Due to New England Life
     Insurance Company..................                     8                   --
                                          --------------------  -------------------
        Total Liabilities...............                   350                  224
                                          --------------------  -------------------

NET ASSETS..............................  $         75,223,591  $       105,245,535
                                          ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         74,938,142  $       104,863,108
   Net assets from contracts in payout..               285,449              382,427
                                          --------------------  -------------------
        Total Net Assets................  $         75,223,591  $       105,245,535
                                          ====================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015


                                              MIST INVESCO                                                    MIST JPMORGAN
                                              BALANCED-RISK        MIST INVESCO          MIST INVESCO         GLOBAL ACTIVE
                                               ALLOCATION          MID CAP VALUE       SMALL CAP GROWTH        ALLOCATION
                                               SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                          --------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value............  $          4,365,731  $        53,128,265  $         9,509,519  $          5,120,718
   Due from New England Life Insurance
   Company..............................                    --                    1                   --                    --
                                          --------------------  -------------------  -------------------  --------------------
       Total Assets.....................             4,365,731           53,128,266            9,509,519             5,120,718
                                          --------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    94                  207                  189                   112
   Due to New England Life Insurance
   Company..............................                     3                   --                   --                     3
                                          --------------------  -------------------  -------------------  --------------------
       Total Liabilities................                    97                  207                  189                   115
                                          --------------------  -------------------  -------------------  --------------------

NET ASSETS..............................  $          4,365,634  $        53,128,059  $         9,509,330  $          5,120,603
                                          ====================  ===================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $          4,365,634  $        52,617,171  $         9,493,257  $          5,120,603
   Net assets from contracts in payout..                    --              510,888               16,073                    --
                                          --------------------  -------------------  -------------------  --------------------
       Total Net Assets.................  $          4,365,634  $        53,128,059  $         9,509,330  $          5,120,603
                                          ====================  ===================  ===================  ====================

                                                                                       MIST MET/FRANKLIN
                                           MIST LOOMIS SAYLES    MIST LORD ABBETT        LOW DURATION         MIST METLIFE
                                             GLOBAL MARKETS       BOND DEBENTURE         TOTAL RETURN     ASSET ALLOCATION 100
                                               SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                          --------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value............  $          7,123,189  $        63,989,206  $         9,666,907  $         24,955,682
   Due from New England Life Insurance
   Company..............................                    --                   --                   --                    --
                                          --------------------  -------------------  -------------------  --------------------
       Total Assets.....................             7,123,189           63,989,206            9,666,907            24,955,682
                                          --------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   144                  198                  160                   169
   Due to New England Life Insurance
   Company..............................                     2                    6                    5                     3
                                          --------------------  -------------------  -------------------  --------------------
       Total Liabilities................                   146                  204                  165                   172
                                          --------------------  -------------------  -------------------  --------------------

NET ASSETS..............................  $          7,123,043  $        63,989,002  $         9,666,742  $         24,955,510
                                          ====================  ===================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $          7,046,351  $        63,842,570  $         9,663,142  $         24,955,510
   Net assets from contracts in payout..                76,692              146,432                3,600                    --
                                          --------------------  -------------------  -------------------  --------------------
       Total Net Assets.................  $          7,123,043  $        63,989,002  $         9,666,742  $         24,955,510
                                          ====================  ===================  ===================  ====================

                                                                       MIST
                                              MIST METLIFE      METLIFE MULTI-INDEX
                                              BALANCED PLUS        TARGETED RISK
                                               SUBACCOUNT           SUBACCOUNT
                                          -------------------  --------------------
ASSETS:
   Investments at fair value............  $        18,270,710  $         5,127,767
   Due from New England Life Insurance
   Company..............................                   --                   --
                                          -------------------  --------------------
       Total Assets.....................           18,270,710            5,127,767
                                          -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   54                   62
   Due to New England Life Insurance
   Company..............................                    5                    3
                                          -------------------  --------------------
       Total Liabilities................                   59                   65
                                          -------------------  --------------------

NET ASSETS..............................  $        18,270,651  $         5,127,702
                                          ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        18,270,651  $         5,127,702
   Net assets from contracts in payout..                   --                   --
                                          -------------------  --------------------
       Total Net Assets.................  $        18,270,651  $         5,127,702
                                          ===================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015


                                                                        MIST                                     MIST
                                             MIST MFS RESEARCH     MORGAN STANLEY     MIST OPPENHEIMER      PANAGORA GLOBAL
                                               INTERNATIONAL       MID CAP GROWTH       GLOBAL EQUITY      DIVERSIFIED RISK
                                                SUBACCOUNT           SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                            ------------------  -------------------  -------------------  ------------------
ASSETS:
   Investments at fair value..............  $       50,561,278  $        13,063,496  $        23,400,413  $          284,132
   Due from New England Life Insurance
   Company................................                   3                   --                   --                  --
                                            ------------------  -------------------  -------------------  ------------------
       Total Assets.......................          50,561,281           13,063,496           23,400,413             284,132
                                            ------------------  -------------------  -------------------  ------------------
LIABILITIES:
   Accrued fees...........................                 155                  176                  146                  21
   Due to New England Life Insurance
   Company................................                  --                    1                   --                  --
                                            ------------------  -------------------  -------------------  ------------------
       Total Liabilities..................                 155                  177                  146                  21
                                            ------------------  -------------------  -------------------  ------------------

NET ASSETS................................  $       50,561,126  $        13,063,319  $        23,400,267  $          284,111
                                            ==================  ===================  ===================  ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $       50,482,358  $        13,052,791  $        23,398,838  $          284,111
   Net assets from contracts in payout....              78,768               10,528                1,429                  --
                                            ------------------  -------------------  -------------------  ------------------
       Total Net Assets...................  $       50,561,126  $        13,063,319  $        23,400,267  $          284,111
                                            ==================  ===================  ===================  ==================

                                                MIST PIMCO
                                                 INFLATION           MIST PIMCO         MIST PYRAMIS         MIST PYRAMIS
                                              PROTECTED BOND        TOTAL RETURN      GOVERNMENT INCOME      MANAGED RISK
                                                SUBACCOUNT           SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                            -------------------  ------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..............  $        45,457,630  $      190,048,713  $         3,339,222  $         2,335,518
   Due from New England Life Insurance
   Company................................                   --                  --                   --                   --
                                            -------------------  ------------------  -------------------  -------------------
       Total Assets.......................           45,457,630         190,048,713            3,339,222            2,335,518
                                            -------------------  ------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                  150                 233                   70                   36
   Due to New England Life Insurance
   Company................................                    6                   7                    6                    2
                                            -------------------  ------------------  -------------------  -------------------
       Total Liabilities..................                  156                 240                   76                   38
                                            -------------------  ------------------  -------------------  -------------------

NET ASSETS................................  $        45,457,474  $      190,048,473  $         3,339,146  $         2,335,480
                                            ===================  ==================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        45,425,015  $      189,672,164  $         3,339,146  $         2,335,480
   Net assets from contracts in payout....               32,459             376,309                   --                   --
                                            -------------------  ------------------  -------------------  -------------------
       Total Net Assets...................  $        45,457,474  $      190,048,473  $         3,339,146  $         2,335,480
                                            ===================  ==================  ===================  ===================


                                              MIST SCHRODERS      MIST SSGA GROWTH
                                            GLOBAL MULTI-ASSET     AND INCOME ETF
                                                SUBACCOUNT           SUBACCOUNT
                                            ------------------  -------------------
ASSETS:
   Investments at fair value..............  $        3,196,310  $        61,256,113
   Due from New England Life Insurance
   Company................................                  --                   --
                                            ------------------  -------------------
       Total Assets.......................           3,196,310           61,256,113
                                            ------------------  -------------------
LIABILITIES:
   Accrued fees...........................                  83                   88
   Due to New England Life Insurance
   Company................................                   3                    3
                                            ------------------  -------------------
       Total Liabilities..................                  86                   91
                                            ------------------  -------------------

NET ASSETS................................  $        3,196,224  $        61,256,022
                                            ==================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        3,196,224  $        61,256,022
   Net assets from contracts in payout....                  --                   --
                                            ------------------  -------------------
       Total Net Assets...................  $        3,196,224  $        61,256,022
                                            ==================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015


                                                 MIST SSGA       MIST T. ROWE PRICE        MIST WMC       MSF BAILLIE GIFFORD
                                                GROWTH ETF         MID CAP GROWTH     LARGE CAP RESEARCH  INTERNATIONAL STOCK
                                                SUBACCOUNT           SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                            -------------------  ------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..............  $        46,182,867  $       80,078,277  $        14,815,973  $        38,235,731
   Due from New England Life
     Insurance Company....................                   --                  --                   --                    3
                                            -------------------  ------------------  -------------------  -------------------
       Total Assets.......................           46,182,867          80,078,277           14,815,973           38,235,734
                                            -------------------  ------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                  140                 210                  212                  355
   Due to New England Life
     Insurance Company....................                    1                   7                    7                   --
                                            -------------------  ------------------  -------------------  -------------------
       Total Liabilities..................                  141                 217                  219                  355
                                            -------------------  ------------------  -------------------  -------------------

NET ASSETS................................  $        46,182,726  $       80,078,060  $        14,815,754  $        38,235,379
                                            ===================  ==================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        46,141,293  $       79,876,332  $        14,785,293  $        38,005,786
   Net assets from contracts in payout....               41,433             201,728               30,461              229,593
                                            -------------------  ------------------  -------------------  -------------------
       Total Net Assets...................  $        46,182,726  $       80,078,060  $        14,815,754  $        38,235,379
                                            ===================  ==================  ===================  ===================

                                                MSF BARCLAYS          MSF BLACKROCK        MSF BLACKROCK        MSF BLACKROCK
                                            AGGREGATE BOND INDEX       BOND INCOME     CAPITAL APPRECIATION    LARGE CAP VALUE
                                                 SUBACCOUNT            SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                            --------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value..............   $       50,066,996   $        84,177,384   $        68,080,864  $        35,428,197
   Due from New England Life
     Insurance Company....................                   --                    --                    --                   --
                                            --------------------  -------------------  --------------------  -------------------
       Total Assets.......................           50,066,996            84,177,384            68,080,864           35,428,197
                                            --------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Accrued fees...........................                  254                   270                   413                  295
   Due to New England Life
     Insurance Company....................                    8                     7                     8                   --
                                            --------------------  -------------------  --------------------  -------------------
       Total Liabilities..................                  262                   277                   421                  295
                                            --------------------  -------------------  --------------------  -------------------

NET ASSETS................................   $       50,066,734   $        84,177,107   $        68,080,443  $        35,427,902
                                            ====================  ===================  ====================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....   $       49,803,028   $        83,022,662   $        66,605,330  $        35,139,032
   Net assets from contracts in payout....              263,706             1,154,445             1,475,113              288,870
                                            --------------------  -------------------  --------------------  -------------------
       Total Net Assets...................   $       50,066,734   $        84,177,107   $        68,080,443  $        35,427,902
                                            ====================  ===================  ====================  ===================

                                               MSF BLACKROCK        MSF FRONTIER
                                               MONEY MARKET        MID CAP GROWTH
                                                SUBACCOUNT           SUBACCOUNT
                                            ------------------  -------------------
ASSETS:
   Investments at fair value..............  $       38,765,313  $        11,299,710
   Due from New England Life
     Insurance Company....................                  12                   --
                                            ------------------  -------------------
       Total Assets.......................          38,765,325           11,299,710
                                            ------------------  -------------------
LIABILITIES:
   Accrued fees...........................                 217                  177
   Due to New England Life
     Insurance Company....................                  --                    4
                                            ------------------  -------------------
       Total Liabilities..................                 217                  181
                                            ------------------  -------------------

NET ASSETS................................  $       38,765,108  $        11,299,529
                                            ==================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $       38,272,079  $        11,299,529
   Net assets from contracts in payout....             493,029                   --
                                            ------------------  -------------------
       Total Net Assets...................  $       38,765,108  $        11,299,529
                                            ==================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015


                                             MSF JENNISON        MSF LOOMIS SAYLES    MSF LOOMIS SAYLES      MSF MET/ARTISAN
                                                GROWTH            SMALL CAP CORE      SMALL CAP GROWTH        MID CAP VALUE
                                              SUBACCOUNT            SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                          -------------------  --------------------  -------------------  --------------------
ASSETS:
   Investments at fair value............  $        20,605,359  $         74,763,180  $        22,790,983  $         94,425,816
   Due from New England Life
     Insurance Company..................                   --                     1                    3                     4
                                          -------------------  --------------------  -------------------  --------------------
       Total Assets.....................           20,605,359            74,763,181           22,790,986            94,425,820
                                          -------------------  --------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                  385                   374                  173                   259
   Due to New England Life
     Insurance Company..................                   11                    --                   --                    --
                                          -------------------  --------------------  -------------------  --------------------
       Total Liabilities................                  396                   374                  173                   259
                                          -------------------  --------------------  -------------------  --------------------

NET ASSETS..............................  $        20,604,963  $         74,762,807  $        22,790,813  $         94,425,561
                                          ===================  ====================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        20,503,315  $         73,672,892  $        22,706,843  $         93,443,857
   Net assets from contracts in payout..              101,648             1,089,915               83,970               981,704
                                          -------------------  --------------------  -------------------  --------------------
       Total Net Assets.................  $        20,604,963  $         74,762,807  $        22,790,813  $         94,425,561
                                          ===================  ====================  ===================  ====================

                                               MSF METLIFE           MSF METLIFE          MSF METLIFE           MSF METLIFE
                                           ASSET ALLOCATION 20   ASSET ALLOCATION 40  ASSET ALLOCATION 60   ASSET ALLOCATION 80
                                               SUBACCOUNT            SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                          --------------------  --------------------  -------------------  --------------------
ASSETS:
   Investments at fair value............  $         60,016,988  $       123,735,080   $       450,175,725  $        628,500,771
   Due from New England Life
     Insurance Company..................                    --                   --                    --                     1
                                          --------------------  --------------------  -------------------  --------------------
       Total Assets.....................            60,016,988          123,735,080           450,175,725           628,500,772
                                          --------------------  --------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    52                   64                    45                    62
   Due to New England Life
     Insurance Company..................                     8                    7                     6                    --
                                          --------------------  --------------------  -------------------  --------------------
       Total Liabilities................                    60                   71                    51                    62
                                          --------------------  --------------------  -------------------  --------------------

NET ASSETS..............................  $         60,016,928  $       123,735,009   $       450,175,674  $        628,500,710
                                          ====================  ====================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         60,016,928  $       123,735,009   $       450,175,674  $        628,500,710
   Net assets from contracts in payout..                    --                   --                    --                    --
                                          --------------------  --------------------  -------------------  --------------------
       Total Net Assets.................  $         60,016,928  $       123,735,009   $       450,175,674  $        628,500,710
                                          ====================  ====================  ===================  ====================

                                              MSF METLIFE           MSF METLIFE
                                          MID CAP STOCK INDEX       STOCK INDEX
                                              SUBACCOUNT            SUBACCOUNT
                                          -------------------  --------------------
ASSETS:
   Investments at fair value............  $        40,115,603  $         66,987,506
   Due from New England Life
     Insurance Company..................                   --                    --
                                          -------------------  --------------------
       Total Assets.....................           40,115,603            66,987,506
                                          -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                  218                   218
   Due to New England Life
     Insurance Company..................                    2                     3
                                          -------------------  --------------------
       Total Liabilities................                  220                   221
                                          -------------------  --------------------

NET ASSETS..............................  $        40,115,383  $         66,987,285
                                          ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        39,950,170  $         66,700,067
   Net assets from contracts in payout..              165,213               287,218
                                          -------------------  --------------------
       Total Net Assets.................  $        40,115,383  $         66,987,285
                                          ===================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2015



                                               MSF MFS TOTAL                              MSF MSCI           MSF NEUBERGER
                                                  RETURN            MSF MFS VALUE        EAFE INDEX         BERMAN GENESIS
                                                SUBACCOUNT           SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                            ------------------  -------------------  -------------------  ------------------
ASSETS:
   Investments at fair value..............  $       42,148,159  $        81,601,264  $        36,558,557  $       81,246,571
   Due from New England Life
     Insurance Company....................                  --                    4                    2                  --
                                            ------------------  -------------------  -------------------  ------------------
       Total Assets.......................          42,148,159           81,601,268           36,558,559          81,246,571
                                            ------------------  -------------------  -------------------  ------------------
LIABILITIES:
   Accrued fees...........................                 306                  400                  245                 303
   Due to New England Life Insurance
   Company................................                   4                   --                   --                   2
                                            ------------------  -------------------  -------------------  ------------------
       Total Liabilities..................                 310                  400                  245                 305
                                            ------------------  -------------------  -------------------  ------------------

NET ASSETS................................  $       42,147,849  $        81,600,868  $        36,558,314  $       81,246,266
                                            ==================  ===================  ===================  ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $       41,629,475  $        79,982,479  $        36,368,130  $       80,786,181
   Net assets from contracts in payout....             518,374            1,618,389              190,184             460,085
                                            ------------------  -------------------  -------------------  ------------------
       Total Net Assets...................  $       42,147,849  $        81,600,868  $        36,558,314  $       81,246,266
                                            ==================  ===================  ===================  ==================

                                                                                                            MSF WESTERN ASSET
                                             MSF RUSSELL 2000     MSF T. ROWE PRICE   MSF T. ROWE PRICE   MANAGEMENT STRATEGIC
                                                   INDEX          LARGE CAP GROWTH    SMALL CAP GROWTH     BOND OPPORTUNITIES
                                                SUBACCOUNT           SUBACCOUNT          SUBACCOUNT            SUBACCOUNT
                                            -------------------  ------------------  -------------------  --------------------
ASSETS:
   Investments at fair value..............  $        36,091,912  $       67,939,770  $        27,325,667   $        78,624,979
   Due from New England Life
     Insurance Company....................                   --                  --                    2                    --
                                            -------------------  ------------------  -------------------  --------------------
       Total Assets.......................           36,091,912          67,939,770           27,325,669            78,624,979
                                            -------------------  ------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees...........................                  222                 122                  116                   383
   Due to New England Life Insurance
   Company................................                    2                   1                   --                    12
                                            -------------------  ------------------  -------------------  --------------------
       Total Liabilities..................                  224                 123                  116                   395
                                            -------------------  ------------------  -------------------  --------------------

NET ASSETS................................  $        36,091,688  $       67,939,647  $        27,325,553   $        78,624,584
                                            ===================  ==================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        35,645,983  $       67,609,445  $        27,307,758   $        77,836,736
   Net assets from contracts in payout....              445,705             330,202               17,795               787,848
                                            -------------------  ------------------  -------------------  --------------------
       Total Net Assets...................  $        36,091,688  $       67,939,647  $        27,325,553   $        78,624,584
                                            ===================  ==================  ===================  ====================

                                              MSF WESTERN ASSET
                                                 MANAGEMENT             MSF WMC
                                               U.S. GOVERNMENT         BALANCED
                                                 SUBACCOUNT           SUBACCOUNT
                                            -------------------  -------------------
ASSETS:
   Investments at fair value..............  $        54,627,275  $         8,194,863
   Due from New England Life
     Insurance Company....................                   --                   --
                                            -------------------  -------------------
       Total Assets.......................           54,627,275            8,194,863
                                            -------------------  -------------------
LIABILITIES:
   Accrued fees...........................                  378                  178
   Due to New England Life Insurance
   Company................................                   13                    7
                                            -------------------  -------------------
       Total Liabilities..................                  391                  185
                                            -------------------  -------------------

NET ASSETS................................  $        54,626,884  $         8,194,678
                                            ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units.....  $        53,757,853  $         8,194,678
   Net assets from contracts in payout....              869,031                   --
                                            -------------------  -------------------
       Total Net Assets...................  $        54,626,884  $         8,194,678
                                            ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2015


                                                                                                                        MSF
                                                                                                                     WMC CORE
                                                                                                               EQUITY OPPORTUNITIES
                                                                                                                    SUBACCOUNT
                                                                                                               --------------------
ASSETS:
   Investments at fair value.................................................................................   $       237,055,913
   Due from New England Life Insurance Company...............................................................                    --
                                                                                                               --------------------
       Total Assets..........................................................................................           237,055,913
                                                                                                               --------------------
LIABILITIES:
   Accrued fees..............................................................................................                   259
   Due to New England Life Insurance Company.................................................................                     9
                                                                                                               --------------------
       Total Liabilities.....................................................................................                   268
                                                                                                               --------------------

NET ASSETS...................................................................................................   $       237,055,645
                                                                                                               ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units........................................................................   $       234,554,990
   Net assets from contracts in payout.......................................................................             2,500,655
                                                                                                               --------------------
       Total Net Assets......................................................................................   $       237,055,645
                                                                                                               ====================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2015



                                                                    AMERICAN FUNDS
                                               AMERICAN FUNDS        GLOBAL SMALL         AMERICAN FUNDS       AMERICAN FUNDS
                                                    BOND            CAPITALIZATION            GROWTH            GROWTH-INCOME
                                                 SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                             -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $           546,578  $                --  $         1,894,738  $         2,576,606
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................              527,291            1,728,214            4,998,621            3,134,367
      Administrative charges...............                  624                3,737               11,781                9,248
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................              527,915            1,731,951            5,010,402            3,143,615
                                             -------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....               18,663          (1,731,951)          (3,115,664)            (567,009)
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........              686,185            8,664,969           68,119,225           29,797,904
      Realized gains (losses) on sale
        of investments.....................             (53,194)            3,878,100           16,839,372            9,313,867
                                             -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......              632,991           12,543,069           84,958,597           39,111,771
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................          (1,058,255)         (10,977,651)         (64,250,259)         (38,191,659)
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            (425,264)            1,565,418           20,708,338              920,112
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         (406,601)  $         (166,533)  $        17,592,674  $           353,103
                                             ===================  ===================  ===================  ===================

                                                                     MIST ALLIANZ
                                                                   GLOBAL INVESTORS        MIST AMERICAN        MIST AMERICAN
                                               MIST AB GLOBAL           DYNAMIC           FUNDS BALANCED        FUNDS GROWTH
                                             DYNAMIC ALLOCATION    MULTI-ASSET PLUS         ALLOCATION           ALLOCATION
                                                 SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                             -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $           139,337  $             3,204  $         2,399,045  $         4,375,217
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................               57,350                3,154            2,166,834            4,202,427
      Administrative charges...............                   --                   --                  870                   79
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................               57,350                3,154            2,167,704            4,202,506
                                             -------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....               81,987                   50              231,341              172,711
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........              148,485                  621            9,027,987           21,463,927
      Realized gains (losses) on sale
        of investments.....................               79,708                  315            3,900,985            5,146,786
                                             -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......              228,193                  936           12,928,972           26,610,713
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            (334,200)             (12,216)         (16,308,122)         (32,957,382)
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            (106,007)             (11,280)          (3,379,150)          (6,346,669)
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $          (24,020)  $          (11,230)  $       (3,147,809)  $       (6,173,958)
                                             ===================  ===================  ===================  ===================


                                                 MIST AMERICAN
                                                FUNDS MODERATE       MIST AQR GLOBAL
                                                  ALLOCATION          RISK BALANCED
                                                  SUBACCOUNT           SUBACCOUNT
                                             -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $         1,977,558  $            608,629
                                             -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................            1,647,001               135,869
      Administrative charges...............                  492                    --
                                             -------------------  --------------------
        Total expenses.....................            1,647,493               135,869
                                             -------------------  --------------------
          Net investment income (loss).....              330,065               472,760
                                             -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            5,820,027             1,090,159
      Realized gains (losses) on sale
        of investments.....................            2,134,656             (607,939)
                                             -------------------  --------------------
          Net realized gains (losses)......            7,954,683               482,220
                                             -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................         (10,693,591)           (2,018,324)
                                             -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................          (2,738,908)           (1,536,104)
                                             -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $       (2,408,843)  $        (1,063,344)
                                             ===================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2015


                                                MIST BLACKROCK                                                    MIST HARRIS
                                                GLOBAL TACTICAL       MIST CLARION        MIST CLEARBRIDGE          OAKMARK
                                                  STRATEGIES       GLOBAL REAL ESTATE     AGGRESSIVE GROWTH      INTERNATIONAL
                                                  SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                             --------------------  -------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $            130,695  $         2,323,194  $           208,469  $          3,535,498
                                             --------------------  -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................               108,693              780,653            1,072,101             1,480,214
      Administrative charges...............                    --                1,326                6,010                 5,613
                                             --------------------  -------------------  -------------------  --------------------
        Total expenses.....................               108,693              781,979            1,078,111             1,485,827
                                             --------------------  -------------------  -------------------  --------------------
           Net investment income (loss)....                22,002            1,541,215            (869,642)             2,049,671
                                             --------------------  -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........               339,656                   --                   --            10,935,304
      Realized gains (losses) on sale
        of investments.....................                52,137            (342,001)            3,711,628               688,447
                                             --------------------  -------------------  -------------------  --------------------
           Net realized gains (losses).....               391,793            (342,001)            3,711,628            11,623,751
                                             --------------------  -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................             (535,214)          (2,721,548)          (6,832,589)          (19,651,940)
                                             --------------------  -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................             (143,421)          (3,063,549)          (3,120,961)           (8,028,189)
                                             --------------------  -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $          (121,419)  $       (1,522,334)  $       (3,990,603)  $        (5,978,518)
                                             ====================  ===================  ===================  ====================

                                                 MIST INVESCO                                                    MIST JPMORGAN
                                                 BALANCED-RISK        MIST INVESCO          MIST INVESCO         GLOBAL ACTIVE
                                                  ALLOCATION          MID CAP VALUE       SMALL CAP GROWTH        ALLOCATION
                                                  SUBACCOUNT           SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                             --------------------  -------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $            139,981  $           281,956  $                --  $            131,280
                                             --------------------  -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................                65,043              775,503              144,124                59,989
      Administrative charges...............                    --                2,946                  173                    --
                                             --------------------  -------------------  -------------------  --------------------
        Total expenses.....................                65,043              778,449              144,297                59,989
                                             --------------------  -------------------  -------------------  --------------------
           Net investment income (loss)....                74,938            (496,493)            (144,297)                71,291
                                             --------------------  -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........               359,142            2,974,184            2,841,540               227,553
      Realized gains (losses) on sale
        of investments.....................              (30,327)            1,263,775              328,211                58,698
                                             --------------------  -------------------  -------------------  --------------------
           Net realized gains (losses).....               328,815            4,237,959            3,169,751               286,251
                                             --------------------  -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................             (646,953)          (9,599,436)          (3,238,580)             (376,489)
                                             --------------------  -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................             (318,138)          (5,361,477)             (68,829)              (90,238)
                                             --------------------  -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $          (243,200)  $       (5,857,970)  $         (213,126)  $           (18,947)
                                             ====================  ===================  ===================  ====================


                                              MIST LOOMIS SAYLES    MIST LORD ABBETT
                                                GLOBAL MARKETS       BOND DEBENTURE
                                                  SUBACCOUNT           SUBACCOUNT
                                             -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $           118,239  $         3,903,896
                                             -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................               99,693              921,288
      Administrative charges...............                  298                2,613
                                             -------------------  -------------------
        Total expenses.....................               99,991              923,901
                                             -------------------  -------------------
           Net investment income (loss)....               18,248            2,979,995
                                             -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --            2,889,541
      Realized gains (losses) on sale
        of investments.....................              124,384              361,392
                                             -------------------  -------------------
           Net realized gains (losses).....              124,384            3,250,933
                                             -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            (143,612)          (8,365,264)
                                             -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................             (19,228)          (5,114,331)
                                             -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $             (980)  $       (2,134,336)
                                             ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2015


                                              MIST MET/FRANKLIN      MIST METLIFE                                  MIST
                                                LOW DURATION             ASSET            MIST METLIFE      METLIFE MULTI-INDEX
                                                TOTAL RETURN        ALLOCATION 100        BALANCED PLUS        TARGETED RISK
                                                 SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                             -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $           322,591  $           347,598  $           462,721  $            47,235
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................              135,532              340,807              276,906               51,704
      Administrative charges...............                   76                  347                   --                   --
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................              135,608              341,154              276,906               51,704
                                             -------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....              186,983                6,444              185,815              (4,469)
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --            2,024,805            1,302,474              104,659
      Realized gains (losses) on sale
        of investments.....................             (52,233)              750,823            (116,758)                7,186
                                             -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......             (52,233)            2,775,628            1,185,716              111,845
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................            (330,593)          (3,520,942)          (2,506,073)            (266,683)
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            (382,826)            (745,314)          (1,320,357)            (154,838)
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         (195,843)  $         (738,870)  $       (1,134,542)  $         (159,307)
                                             ===================  ===================  ===================  ===================

                                                                          MIST                                      MIST
                                               MIST MFS RESEARCH     MORGAN STANLEY      MIST OPPENHEIMER      PANAGORA GLOBAL
                                                 INTERNATIONAL       MID CAP GROWTH        GLOBAL EQUITY      DIVERSIFIED RISK
                                                  SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                             -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $         1,508,550  $                --  $           238,019  $               501
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................              702,599              182,197              300,562                2,044
      Administrative charges...............                1,491                  959                  376                   --
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................              704,090              183,156              300,938                2,044
                                             -------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....              804,460            (183,156)             (62,919)              (1,543)
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --                   --              558,521                  650
      Realized gains (losses) on sale
        of investments.....................              230,139              735,240            1,057,653              (4,225)
                                             -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......              230,139              735,240            1,616,174              (3,575)
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................          (2,246,403)          (1,398,165)            (806,849)             (16,531)
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................          (2,016,264)            (662,925)              809,325             (20,106)
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $       (1,211,804)  $         (846,081)  $           746,406  $          (21,649)
                                             ===================  ===================  ===================  ===================

                                                  MIST PIMCO
                                                   INFLATION           MIST PIMCO
                                                PROTECTED BOND        TOTAL RETURN
                                                  SUBACCOUNT           SUBACCOUNT
                                             -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $         2,488,752  $        10,948,873
                                             -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................              650,188            2,636,227
      Administrative charges...............                1,123                7,450
                                             -------------------  -------------------
        Total expenses.....................              651,311            2,643,677
                                             -------------------  -------------------
          Net investment income (loss).....            1,837,441            8,305,196
                                             -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --            2,510,570
      Realized gains (losses) on sale
        of investments.....................          (1,190,596)              (9,996)
                                             -------------------  -------------------
          Net realized gains (losses)......          (1,190,596)            2,500,574
                                             -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................          (2,751,299)         (13,143,177)
                                             -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................          (3,941,895)         (10,642,603)
                                             -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $       (2,104,454)  $       (2,337,407)
                                             ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2015


                                                MIST PYRAMIS         MIST PYRAMIS       MIST SCHRODERS      MIST SSGA GROWTH
                                              GOVERNMENT INCOME      MANAGED RISK     GLOBAL MULTI-ASSET     AND INCOME ETF
                                                 SUBACCOUNT           SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                             ------------------  -------------------  -------------------  ------------------
INVESTMENT INCOME:
      Dividends............................  $           46,341  $            13,176  $            32,567  $        1,495,943
                                             ------------------  -------------------  -------------------  ------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................              32,578               23,800               42,761             808,381
      Administrative charges...............                  --                   --                   --                 222
                                             ------------------  -------------------  -------------------  ------------------
        Total expenses.....................              32,578               23,800               42,761             808,603
                                             ------------------  -------------------  -------------------  ------------------
          Net investment income (loss).....              13,763             (10,624)             (10,194)             687,340
                                             ------------------  -------------------  -------------------  ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                  --               66,330               97,702           3,647,006
      Realized gains (losses) on sale
        of investments.....................               7,775                4,077               69,460             724,749
                                             ------------------  -------------------  -------------------  ------------------
          Net realized gains (losses)......               7,775               70,407              167,162           4,371,755
                                             ------------------  -------------------  -------------------  ------------------
      Change in unrealized gains (losses)
        on investments.....................            (60,460)            (132,345)            (230,155)         (6,962,952)
                                             ------------------  -------------------  -------------------  ------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            (52,685)             (61,938)             (62,993)         (2,591,197)
                                             ------------------  -------------------  -------------------  ------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         (38,922)  $          (72,562)  $          (73,187)  $      (1,903,857)
                                             ==================  ===================  ===================  ==================

                                                  MIST SSGA       MIST T. ROWE PRICE       MIST WMC        MSF BAILLIE GIFFORD
                                                 GROWTH ETF         MID CAP GROWTH    LARGE CAP RESEARCH   INTERNATIONAL STOCK
                                                 SUBACCOUNT           SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
                                             ------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $        1,043,182  $                --  $           118,302  $          645,554
                                             ------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................             632,416            1,075,141              197,333             533,601
      Administrative charges...............                 381                5,442                  566               6,688
                                             ------------------  -------------------  -------------------  -------------------
        Total expenses.....................             632,797            1,080,583              197,899             540,289
                                             ------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....             410,385          (1,080,583)             (79,597)             105,265
                                             ------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........           2,849,166           13,538,150            1,189,719                  --
      Realized gains (losses) on sale
        of investments.....................             494,947            3,709,672            1,207,675           (131,886)
                                             ------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......           3,344,113           17,247,822            2,397,394           (131,886)
                                             ------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................         (5,483,734)         (11,560,908)          (1,766,800)         (1,084,111)
                                             ------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................         (2,139,621)            5,686,914              630,594         (1,215,997)
                                             ------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $      (1,729,236)  $         4,606,331  $           550,997  $      (1,110,732)
                                             ==================  ===================  ===================  ===================

                                                 MSF BARCLAYS         MSF BLACKROCK
                                             AGGREGATE BOND INDEX      BOND INCOME
                                                  SUBACCOUNT           SUBACCOUNT
                                             --------------------  ------------------
INVESTMENT INCOME:
      Dividends............................  $         1,462,599   $        3,304,084
                                             --------------------  ------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................              685,188            1,148,577
      Administrative charges...............                2,060               13,512
                                             --------------------  ------------------
        Total expenses.....................              687,248            1,162,089
                                             --------------------  ------------------
          Net investment income (loss).....              775,351            2,141,995
                                             --------------------  ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --            1,020,761
      Realized gains (losses) on sale
        of investments.....................              109,353              (2,666)
                                             --------------------  ------------------
          Net realized gains (losses)......              109,353            1,018,095
                                             --------------------  ------------------
      Change in unrealized gains (losses)
        on investments.....................          (1,502,832)          (3,903,946)
                                             --------------------  ------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................          (1,393,479)          (2,885,851)
                                             --------------------  ------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         (618,128)   $        (743,856)
                                             ====================  ==================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2015



                                                 MSF BLACKROCK         MSF BLACKROCK        MSF BLACKROCK        MSF FRONTIER
                                             CAPITAL APPRECIATION     LARGE CAP VALUE       MONEY MARKET        MID CAP GROWTH
                                                  SUBACCOUNT            SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                             --------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $                --   $           633,397  $               110  $                --
                                             --------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................              931,511               506,592              541,375              164,899
      Administrative charges...............               35,549                   659                3,747                  184
                                             --------------------  -------------------  -------------------  -------------------
        Total expenses.....................              967,060               507,251              545,122              165,083
                                             --------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....            (967,060)               126,146            (545,012)            (165,083)
                                             --------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........           12,532,622             3,247,967                   --            1,730,112
      Realized gains (losses) on sale
        of investments.....................            4,767,204             (527,185)                   --            1,015,895
                                             --------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......           17,299,826             2,720,782                   --            2,746,007
                                             --------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................         (12,761,544)           (5,598,054)                   --          (2,312,058)
                                             --------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            4,538,282           (2,877,272)                   --              433,949
                                             --------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         3,571,222   $       (2,751,126)  $         (545,012)  $           268,866
                                             ====================  ===================  ===================  ===================

                                                MSF JENNISON       MSF LOOMIS SAYLES    MSF LOOMIS SAYLES      MSF MET/ARTISAN
                                                   GROWTH           SMALL CAP CORE      SMALL CAP GROWTH        MID CAP VALUE
                                                 SUBACCOUNT           SUBACCOUNT           SUBACCOUNT            SUBACCOUNT
                                             -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $            12,954  $            39,548  $                --  $         1,104,298
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................              266,849            1,068,711              320,555            1,389,121
      Administrative charges...............                1,882               25,075                1,152               17,100
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................              268,731            1,093,786              321,707            1,406,221
                                             -------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....            (255,777)          (1,054,238)            (321,707)            (301,923)
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            3,138,099           10,860,216            3,556,127           13,782,152
      Realized gains (losses) on sale
        of investments.....................              976,824            2,755,717            1,324,087            2,619,801
                                             -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......            4,114,923           13,615,933            4,880,214           16,401,953
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................          (1,989,505)         (14,507,991)          (4,315,404)         (27,536,544)
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            2,125,418            (892,058)              564,810         (11,134,591)
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         1,869,641  $       (1,946,296)  $           243,103  $      (11,436,514)
                                             ===================  ===================  ===================  ===================

                                                  MSF METLIFE           MSF METLIFE
                                              ASSET ALLOCATION 20   ASSET ALLOCATION 40
                                                  SUBACCOUNT            SUBACCOUNT
                                             --------------------  --------------------
INVESTMENT INCOME:
      Dividends............................  $         1,367,206   $           385,281
                                             --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................              843,557             1,781,971
      Administrative charges...............                  987                 1,896
                                             --------------------  --------------------
        Total expenses.....................              844,544             1,783,867
                                             --------------------  --------------------
          Net investment income (loss).....              522,662           (1,398,586)
                                             --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            2,053,645             7,738,637
      Realized gains (losses) on sale
        of investments.....................              158,352             2,858,637
                                             --------------------  --------------------
          Net realized gains (losses)......            2,211,997            10,597,274
                                             --------------------  --------------------
      Change in unrealized gains (losses)
        on investments.....................          (3,957,188)          (12,101,483)
                                             --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................          (1,745,191)           (1,504,209)
                                             --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $       (1,222,529)   $       (2,902,795)
                                             ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2015


                                                  MSF METLIFE           MSF METLIFE           MSF METLIFE           MSF METLIFE
                                              ASSET ALLOCATION 60   ASSET ALLOCATION 80   MID CAP STOCK INDEX       STOCK INDEX
                                                  SUBACCOUNT            SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                             --------------------  --------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $         2,657,451   $         2,279,923   $           419,059   $         1,081,805
                                             --------------------  --------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................            6,382,639             8,776,110               563,966               892,617
      Administrative charges...............                3,437                 2,966                 1,864                 3,773
                                             --------------------  --------------------  --------------------  -------------------
        Total expenses.....................            6,386,076             8,779,076               565,830               896,390
                                             --------------------  --------------------  --------------------  -------------------
          Net investment income (loss).....          (3,728,625)           (6,499,153)             (146,771)               185,415
                                             --------------------  --------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........           31,962,216            31,098,145             2,879,262             3,051,002
      Realized gains (losses) on sale
        of investments.....................           14,341,007            17,448,182             2,084,566             3,947,637
                                             --------------------  --------------------  --------------------  -------------------
          Net realized gains (losses)......           46,303,223            48,546,327             4,963,828             6,998,639
                                             --------------------  --------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................         (53,490,688)          (60,612,384)           (6,336,532)           (7,342,218)
                                             --------------------  --------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................          (7,187,465)          (12,066,057)           (1,372,704)             (343,579)
                                             --------------------  --------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $      (10,916,090)   $      (18,565,210)   $       (1,519,475)   $         (158,164)
                                             ====================  ====================  ====================  ===================

                                                MSF MFS TOTAL                               MSF MSCI           MSF NEUBERGER
                                                   RETURN            MSF MFS VALUE         EAFE INDEX         BERMAN GENESIS
                                                 SUBACCOUNT           SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                             -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $         1,115,440  $         2,239,998  $         1,228,637  $           215,790
                                             -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................              599,838            1,122,744              504,100            1,139,805
      Administrative charges...............               12,610               15,500                1,335                6,644
                                             -------------------  -------------------  -------------------  -------------------
        Total expenses.....................              612,448            1,138,244              505,435            1,146,449
                                             -------------------  -------------------  -------------------  -------------------
          Net investment income (loss).....              502,992            1,101,754              723,202            (930,659)
                                             -------------------  -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........                   --           13,813,465                   --                   --
      Realized gains (losses) on sale
        of investments.....................            1,496,004            1,319,424              401,329            2,919,977
                                             -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)......            1,496,004           15,132,889              401,329            2,919,977
                                             -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................          (2,695,422)         (17,466,392)          (1,952,449)          (2,378,113)
                                             -------------------  -------------------  -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................          (1,199,418)          (2,333,503)          (1,551,120)              541,864
                                             -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         (696,426)  $       (1,231,749)  $         (827,918)  $         (388,795)
                                             ===================  ===================  ===================  ===================

                                              MSF RUSSELL 2000     MSF T. ROWE PRICE
                                                    INDEX          LARGE CAP GROWTH
                                                 SUBACCOUNT           SUBACCOUNT
                                             -------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $           400,137  $                --
                                             -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................              512,831              891,993
      Administrative charges...............                2,094                2,683
                                             -------------------  -------------------
        Total expenses.....................              514,925              894,676
                                             -------------------  -------------------
          Net investment income (loss).....            (114,788)            (894,676)
                                             -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            2,370,200           12,168,184
      Realized gains (losses) on sale
        of investments.....................            2,141,032            3,864,202
                                             -------------------  -------------------
          Net realized gains (losses)......            4,511,232           16,032,386
                                             -------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................          (6,511,647)          (9,017,967)
                                             -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................          (2,000,415)            7,014,419
                                             -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $       (2,115,203)  $         6,119,743
                                             ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2015


                                                                    MSF WESTERN ASSET    MSF WESTERN ASSET
                                              MSF T. ROWE PRICE   MANAGEMENT STRATEGIC      MANAGEMENT             MSF WMC
                                              SMALL CAP GROWTH     BOND OPPORTUNITIES     U.S. GOVERNMENT         BALANCED
                                                 SUBACCOUNT            SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                             -------------------  --------------------  ------------------  -------------------
INVESTMENT INCOME:
      Dividends............................  $                --   $         4,276,337  $        1,264,326  $           144,116
                                             -------------------  --------------------  ------------------  -------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................              367,327             1,112,791             761,212              112,027
      Administrative charges...............                  750                10,179               5,981                  118
                                             -------------------  --------------------  ------------------  -------------------
        Total expenses.....................              368,077             1,122,970             767,193              112,145
                                             -------------------  --------------------  ------------------  -------------------
          Net investment income (loss).....            (368,077)             3,153,367             497,133               31,971
                                             -------------------  --------------------  ------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........            2,614,134                    --                  --            1,419,129
      Realized gains (losses) on sale of
        investments........................            1,383,422               765,142            (43,160)              240,863
                                             -------------------  --------------------  ------------------  -------------------
          Net realized gains (losses)......            3,997,556               765,142            (43,160)            1,659,992
                                             -------------------  --------------------  ------------------  -------------------
      Change in unrealized gains (losses)
        on investments.....................          (3,224,589)           (6,536,183)           (958,103)          (1,596,271)
                                             -------------------  --------------------  ------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................              772,967           (5,771,041)         (1,001,263)               63,721
                                             -------------------  --------------------  ------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $           404,890   $       (2,617,674)  $        (504,130)  $            95,692
                                             ===================  ====================  ==================  ===================

                                                    MSF WMC
                                                  CORE EQUITY
                                                 OPPORTUNITIES
                                                  SUBACCOUNT
                                             -------------------
INVESTMENT INCOME:
      Dividends............................  $         4,113,140
                                             -------------------
EXPENSES:
      Mortality and expense risk
        and other charges..................            3,246,711
      Administrative charges...............               43,623
                                             -------------------
        Total expenses.....................            3,290,334
                                             -------------------
          Net investment income (loss).....              822,806
                                             -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions..........           88,581,710
      Realized gains (losses) on sale of
        investments........................            6,395,001
                                             -------------------
          Net realized gains (losses)......           94,976,711
                                             -------------------
      Change in unrealized gains (losses)
        on investments.....................         (93,540,736)
                                             -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments.....................            1,435,975
                                             -------------------
      Net increase (decrease) in net assets
        resulting from operations..........  $         2,258,781
                                             ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014




                                               AMERICAN FUNDS                    AMERICAN FUNDS
                                                    BOND                   GLOBAL SMALL CAPITALIZATION
                                                 SUBACCOUNT                        SUBACCOUNT
                                      --------------------------------  --------------------------------
                                           2015              2014             2015            2014
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        18,663  $       126,828  $   (1,731,951)  $   (1,783,903)
   Net realized gains (losses)......          632,991          (7,287)       12,543,069        4,903,913
   Change in unrealized gains
     (losses) on investments........      (1,058,255)        1,266,248     (10,977,651)      (2,145,053)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        (406,601)        1,385,789        (166,533)          974,957
                                      ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          243,238          415,862        1,216,322        1,455,589
   Net transfers (including
     fixed account).................        (384,586)          591,504      (2,126,016)      (3,631,032)
   Contract charges.................        (224,183)        (212,647)        (592,755)        (603,306)
   Transfers for contract benefits
     and terminations...............      (4,067,079)      (5,498,295)     (13,712,354)     (15,858,857)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (4,432,610)      (4,703,576)     (15,214,803)     (18,637,606)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............      (4,839,211)      (3,317,787)     (15,381,336)     (17,662,649)
NET ASSETS:
   Beginning of year................       36,076,315       39,394,102      115,675,747      133,338,396
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $    31,237,104  $    36,076,315  $   100,294,411  $   115,675,747
                                      ===============  ===============  ===============  ===============



                                               AMERICAN FUNDS                     AMERICAN FUNDS
                                                   GROWTH                          GROWTH-INCOME
                                                 SUBACCOUNT                         SUBACCOUNT
                                      ---------------------------------  ---------------------------------
                                            2015              2014             2015             2014
                                      ----------------  ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $    (3,115,664)  $   (2,791,432)  $     (567,009)   $     (696,556)
   Net realized gains (losses)......        84,958,597       42,544,365       39,111,771        25,635,485
   Change in unrealized gains
     (losses) on investments........      (64,250,259)     (16,205,800)     (38,191,659)       (5,478,640)
                                      ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        17,592,674       23,547,133          353,103        19,460,289
                                      ----------------  ---------------  ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         3,516,619        2,870,057        2,050,439         2,054,408
   Net transfers (including
     fixed account).................      (12,288,852)     (16,069,500)      (3,607,450)      (10,112,969)
   Contract charges.................       (1,671,408)      (1,675,648)        (962,020)         (997,474)
   Transfers for contract benefits
     and terminations...............      (42,480,004)     (48,846,485)     (26,746,680)      (31,089,651)
                                      ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (52,923,645)     (63,721,576)     (29,265,711)      (40,145,686)
                                      ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets...............      (35,330,971)     (40,174,443)     (28,912,608)      (20,685,397)
NET ASSETS:
   Beginning of year................       342,821,576      382,996,019      217,950,996       238,636,393
                                      ----------------  ---------------  ---------------   ---------------
   End of year......................  $    307,490,605  $   342,821,576  $   189,038,388   $   217,950,996
                                      ================  ===============  ===============   ===============

                                                                                        MIST
                                                                                   ALLIANZ GLOBAL
                                                   MIST AB                        INVESTORS DYNAMIC
                                          GLOBAL DYNAMIC ALLOCATION               MULTI-ASSET PLUS
                                                 SUBACCOUNT                          SUBACCOUNT
                                      ---------------------------------  ---------------------------------
                                            2015             2014              2015           2014 (a)
                                      ---------------   ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        81,987   $        23,684  $            50   $         (336)
   Net realized gains (losses)......          228,193           143,313              936             6,961
   Change in unrealized gains
     (losses) on investments........        (334,200)            65,882         (12,216)             2,584
                                      ---------------   ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         (24,020)           232,879         (11,230)             9,209
                                      ---------------   ---------------  ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           14,911             9,429               --                --
   Net transfers (including
     fixed account).................        1,070,170           472,139          252,618            91,496
   Contract charges.................         (33,599)          (26,628)          (3,391)             (394)
   Transfers for contract benefits
     and terminations...............        (823,489)         (398,613)         (22,219)           (2,260)
                                      ---------------   ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..          227,993            56,327          227,008            88,842
                                      ---------------   ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets...............          203,973           289,206          215,778            98,051
NET ASSETS:
   Beginning of year................        4,238,825         3,949,619           98,051                --
                                      ---------------   ---------------  ---------------   ---------------
   End of year......................  $     4,442,798   $     4,238,825  $       313,829   $        98,051
                                      ===============   ===============  ===============   ===============



                                              MIST AMERICAN FUNDS
                                              BALANCED ALLOCATION
                                                  SUBACCOUNT
                                      ---------------------------------
                                            2015              2014
                                      ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        231,341  $          (25)
   Net realized gains (losses)......        12,928,972       21,342,859
   Change in unrealized gains
     (losses) on investments........      (16,308,122)     (12,956,828)
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............       (3,147,809)        8,386,006
                                      ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         2,855,601        1,819,598
   Net transfers (including
     fixed account).................       (3,539,098)          937,646
   Contract charges.................       (1,625,019)      (1,553,319)
   Transfers for contract benefits
     and terminations...............      (15,266,296)     (11,356,958)
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (17,574,812)     (10,153,033)
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets...............      (20,722,621)      (1,767,027)
NET ASSETS:
   Beginning of year................       179,851,168      181,618,195
                                      ----------------  ---------------
   End of year......................  $    159,128,547  $   179,851,168
                                      ================  ===============

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                             MIST AMERICAN FUNDS                MIST AMERICAN FUNDS
                                              GROWTH ALLOCATION                 MODERATE ALLOCATION
                                                 SUBACCOUNT                         SUBACCOUNT
                                      ---------------------------------  ---------------------------------
                                            2015              2014            2015              2014
                                      ----------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        172,711  $     (737,059)  $       330,065  $        298,574
   Net realized gains (losses)......        26,610,713       57,568,242        7,954,683        14,448,553
   Change in unrealized gains
     (losses) on investments........      (32,957,382)     (40,167,949)     (10,693,591)       (8,237,284)
                                      ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............       (6,173,958)       16,663,234      (2,408,843)         6,509,843
                                      ----------------  ---------------  ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         5,120,947        3,903,321        1,145,804         2,654,812
   Net transfers (including
     fixed account).................         2,524,835        6,579,792      (1,778,350)         (905,995)
   Contract charges.................       (3,396,951)      (2,855,005)      (1,166,593)       (1,142,025)
   Transfers for contract benefits
     and terminations...............      (18,283,058)     (15,374,550)     (12,309,156)       (8,933,359)
                                      ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (14,034,227)      (7,746,442)     (14,108,295)       (8,326,567)
                                      ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets...............      (20,208,185)        8,916,792     (16,517,138)       (1,816,724)
NET ASSETS:
   Beginning of year................       338,829,244      329,912,452      139,175,091       140,991,815
                                      ----------------  ---------------  ---------------  ----------------
   End of year......................  $    318,621,059  $   338,829,244  $   122,657,953  $    139,175,091
                                      ================  ===============  ===============  ================

                                               MIST AQR GLOBAL                MIST BLACKROCK GLOBAL
                                                RISK BALANCED                  TACTICAL STRATEGIES
                                                 SUBACCOUNT                        SUBACCOUNT
                                      --------------------------------  ---------------------------------
                                            2015            2014              2015             2014
                                      ---------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       472,760  $     (148,055)  $        22,002  $       (20,040)
   Net realized gains (losses)......          482,220          (7,731)          391,793           525,507
   Change in unrealized gains
     (losses) on investments........      (2,018,324)          332,352        (535,214)         (135,271)
                                      ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............      (1,063,344)          176,566        (121,419)           370,196
                                      ---------------  ---------------  ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           20,019           49,167           17,665            20,303
   Net transfers (including
     fixed account).................      (2,075,006)        2,785,243          913,867         1,354,872
   Contract charges.................        (109,926)         (96,474)         (64,463)          (56,256)
   Transfers for contract benefits
     and terminations...............      (1,362,932)      (1,484,753)      (1,336,506)       (1,171,163)
                                      ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (3,527,845)        1,253,183        (469,437)           147,756
                                      ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets...............      (4,591,189)        1,429,749        (590,856)           517,952
NET ASSETS:
   Beginning of year................       12,605,187       11,175,438        8,539,602         8,021,650
                                      ---------------  ---------------  ---------------  ----------------
   End of year......................  $     8,013,998  $    12,605,187  $     7,948,746  $      8,539,602
                                      ===============  ===============  ===============  ================

                                                MIST CLARION                     MIST CLEARBRIDGE
                                             GLOBAL REAL ESTATE                  AGGRESSIVE GROWTH
                                                 SUBACCOUNT                         SUBACCOUNT
                                      ---------------------------------  ---------------------------------
                                            2015             2014              2015             2014
                                      ---------------  ----------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     1,541,215  $        221,757  $     (869,642)  $      (853,160)
   Net realized gains (losses)......        (342,001)         (740,222)        3,711,628         4,284,807
   Change in unrealized gains
     (losses) on investments........      (2,721,548)         8,277,488      (6,832,589)         8,191,774
                                      ---------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............      (1,522,334)         7,759,023      (3,990,603)        11,623,421
                                      ---------------  ----------------  ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          670,576           470,989          920,495         1,024,331
   Net transfers (including
     fixed account).................        (747,811)         (278,851)        1,647,642        50,564,060
   Contract charges.................        (321,356)         (332,278)        (534,671)         (380,707)
   Transfers for contract benefits
     and terminations...............      (8,467,007)       (8,960,745)      (9,792,324)       (9,815,711)
                                      ---------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (8,865,598)       (9,100,885)      (7,758,858)        41,391,973
                                      ---------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets...............     (10,387,932)       (1,341,862)     (11,749,461)        53,015,394
NET ASSETS:
   Beginning of year................       66,325,358        67,667,220       86,973,052        33,957,658
                                      ---------------  ----------------  ---------------  ----------------
   End of year......................  $    55,937,426  $     66,325,358  $    75,223,591  $     86,973,052
                                      ===============  ================  ===============  ================

                                                 MIST HARRIS
                                            OAKMARK INTERNATIONAL
                                                 SUBACCOUNT
                                      ---------------------------------
                                            2015             2014
                                      ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     2,049,671   $     1,531,158
   Net realized gains (losses)......       11,623,751        15,623,147
   Change in unrealized gains
     (losses) on investments........     (19,651,940)      (26,119,495)
                                      ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............      (5,978,518)       (8,965,190)
                                      ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        1,429,827         1,139,128
   Net transfers (including
     fixed account).................        3,749,985         2,974,958
   Contract charges.................        (623,869)         (608,829)
   Transfers for contract benefits
     and terminations...............     (12,345,971)      (16,021,079)
                                      ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (7,790,028)      (12,515,822)
                                      ---------------   ---------------
     Net increase (decrease)
        in net assets...............     (13,768,546)      (21,481,012)
NET ASSETS:
   Beginning of year................      119,014,081       140,495,093
                                      ---------------   ---------------
   End of year......................  $   105,245,535   $   119,014,081
                                      ===============   ===============

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014



                                                MIST INVESCO                      MIST INVESCO
                                                BALANCED-RISK                     MID CAP VALUE
                                            ALLOCATION SUBACCOUNT                  SUBACCOUNT
                                      --------------------------------  --------------------------------
                                           2015              2014             2015            2014
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        74,938  $      (70,820)  $     (496,493)  $     (553,995)
   Net realized gains (losses)......          328,815          274,817        4,237,959       14,469,832
   Change in unrealized gains
     (losses) on investments........        (646,953)           11,489      (9,599,436)      (8,500,170)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        (243,200)          215,486      (5,857,970)        5,415,667
                                      ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           21,746           27,429          764,818          799,271
   Net transfers (including
     fixed account).................        (688,306)          886,609          836,050      (2,771,976)
   Contract charges.................         (47,966)         (48,662)        (296,545)        (308,510)
   Transfers for contract benefits
     and terminations...............        (548,479)        (668,912)      (8,189,730)      (9,908,530)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (1,263,005)          196,464      (6,885,407)     (12,189,745)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............      (1,506,205)          411,950     (12,743,377)      (6,774,078)
NET ASSETS:
   Beginning of year................        5,871,839        5,459,889       65,871,436       72,645,514
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $     4,365,634  $     5,871,839  $    53,128,059  $    65,871,436
                                      ===============  ===============  ===============  ===============


                                                MIST INVESCO                       MIST JPMORGAN
                                              SMALL CAP GROWTH               GLOBAL ACTIVE ALLOCATION
                                                 SUBACCOUNT                         SUBACCOUNT
                                      ---------------------------------  ---------------------------------
                                            2015              2014             2015             2014
                                      ----------------  ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      (144,297)  $     (154,522)  $        71,291   $       (7,353)
   Net realized gains (losses)......         3,169,751        2,214,510          286,251           213,260
   Change in unrealized gains
     (losses) on investments........       (3,238,580)      (1,360,551)        (376,489)            28,728
                                      ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         (213,126)          699,437         (18,947)           234,635
                                      ----------------  ---------------  ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           181,004           72,713           17,638            15,673
   Net transfers (including
     fixed account).................         (732,148)        (488,617)          972,719           774,287
   Contract charges.................          (56,167)         (55,864)         (35,612)          (31,737)
   Transfers for contract benefits
     and terminations...............       (1,385,233)      (1,309,455)        (345,997)         (437,849)
                                      ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..       (1,992,544)      (1,781,223)          608,748           320,374
                                      ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets...............       (2,205,670)      (1,081,786)          589,801           555,009
NET ASSETS:
   Beginning of year................        11,715,000       12,796,786        4,530,802         3,975,793
                                      ----------------  ---------------  ---------------   ---------------
   End of year......................  $      9,509,330  $    11,715,000  $     5,120,603   $     4,530,802
                                      ================  ===============  ===============   ===============

                                                    MIST
                                                LOOMIS SAYLES                     MIST LORD ABBETT
                                               GLOBAL MARKETS                      BOND DEBENTURE
                                                 SUBACCOUNT                          SUBACCOUNT
                                      ---------------------------------  ---------------------------------
                                            2015             2014              2015             2014
                                      ---------------   ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        18,248   $        67,427  $     2,979,995   $     3,610,803
   Net realized gains (losses)......          124,384           215,338        3,250,933         3,232,050
   Change in unrealized gains
     (losses) on investments........        (143,612)         (110,575)      (8,365,264)       (3,914,084)
                                      ---------------   ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............            (980)           172,190      (2,134,336)         2,928,769
                                      ---------------   ---------------  ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           20,275            26,333          491,567           703,041
   Net transfers (including
     fixed account).................         (20,269)         (255,989)        (526,827)         1,170,947
   Contract charges.................         (46,947)          (43,757)        (337,029)         (363,016)
   Transfers for contract benefits
     and terminations...............        (633,583)         (895,038)      (9,966,048)      (12,392,983)
                                      ---------------   ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..        (680,524)       (1,168,451)     (10,338,337)      (10,882,011)
                                      ---------------   ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets...............        (681,504)         (996,261)     (12,472,673)       (7,953,242)
NET ASSETS:
   Beginning of year................        7,804,547         8,800,808       76,461,675        84,414,917
                                      ---------------   ---------------  ---------------   ---------------
   End of year......................  $     7,123,043   $     7,804,547  $    63,989,002   $    76,461,675
                                      ===============   ===============  ===============   ===============


                                               MIST MET/FRANKLIN
                                           LOW DURATION TOTAL RETURN
                                                  SUBACCOUNT
                                      ---------------------------------
                                            2015              2014
                                      ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        186,983  $        96,000
   Net realized gains (losses)......          (52,233)         (41,432)
   Change in unrealized gains
     (losses) on investments........         (330,593)        (102,685)
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         (195,843)         (48,117)
                                      ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           174,374          181,393
   Net transfers (including
     fixed account).................           760,714           80,539
   Contract charges.................          (89,541)         (76,318)
   Transfers for contract benefits
     and terminations...............       (1,023,807)        (859,203)
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..         (178,260)        (673,589)
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets...............         (374,103)        (721,706)
NET ASSETS:
   Beginning of year................        10,040,845       10,762,551
                                      ----------------  ---------------
   End of year......................  $      9,666,742  $    10,040,845
                                      ================  ===============

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014



                                                  MIST METLIFE                       MIST METLIFE
                                              ASSET ALLOCATION 100                   BALANCED PLUS
                                                   SUBACCOUNT                         SUBACCOUNT
                                        ---------------------------------  ---------------------------------
                                              2015              2014            2015              2014
                                        ----------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $          6,444  $     (164,471)  $       185,815  $         47,336
   Net realized gains (losses)........         2,775,628        1,784,871        1,185,716         1,467,088
   Change in unrealized gains
     (losses) on investments..........       (3,520,942)        (445,054)      (2,506,073)         (198,777)
                                        ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations...............         (738,870)        1,175,346      (1,134,542)         1,315,647
                                        ----------------  ---------------  ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............           221,625          419,842          152,263           274,407
   Net transfers (including
     fixed account)...................           435,977      (1,175,078)           88,399         6,195,683
   Contract charges...................         (130,382)        (136,071)        (177,844)         (116,515)
   Transfers for contract benefits
     and terminations.................       (3,175,257)      (4,331,878)      (1,429,404)       (2,079,615)
                                        ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....       (2,648,037)      (5,223,185)      (1,366,586)         4,273,960
                                        ----------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets.................       (3,386,907)      (4,047,839)      (2,501,128)         5,589,607
NET ASSETS:
   Beginning of year..................        28,342,417       32,390,256       20,771,779        15,182,172
                                        ----------------  ---------------  ---------------  ----------------
   End of year........................  $     24,955,510  $    28,342,417  $    18,270,651  $     20,771,779
                                        ================  ===============  ===============  ================

                                                  MIST METLIFE
                                                   MULTI-INDEX                         MIST MFS
                                                  TARGETED RISK                 RESEARCH INTERNATIONAL
                                                   SUBACCOUNT                         SUBACCOUNT
                                        --------------------------------  ---------------------------------
                                              2015            2014              2015              2014
                                        ---------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $       (4,469)  $      (22,110)  $        804,460  $       623,047
   Net realized gains (losses)........          111,845           14,925           230,139          410,789
   Change in unrealized gains
     (losses) on investments..........        (266,683)          144,830       (2,246,403)      (6,167,153)
                                        ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............        (159,307)          137,645       (1,211,804)      (5,133,317)
                                        ---------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............            5,904            7,459           660,343          839,151
   Net transfers (including
     fixed account)...................        2,619,673        2,249,442           111,333          983,809
   Contract charges...................         (36,541)          (9,002)         (324,557)        (327,162)
   Transfers for contract benefits
     and terminations.................        (157,119)        (109,884)       (6,024,485)      (7,288,427)
                                        ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....        2,431,917        2,138,015       (5,577,366)      (5,792,629)
                                        ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.................        2,272,610        2,275,660       (6,789,170)     (10,925,946)
NET ASSETS:
   Beginning of year..................        2,855,092          579,432        57,350,296       68,276,242
                                        ---------------  ---------------  ----------------  ---------------
   End of year........................  $     5,127,702  $     2,855,092  $     50,561,126  $    57,350,296
                                        ===============  ===============  ================  ===============


                                                MIST MORGAN STANLEY                 MIST OPPENHEIMER
                                                  MID CAP GROWTH                      GLOBAL EQUITY
                                                    SUBACCOUNT                         SUBACCOUNT
                                        ---------------------------------  ---------------------------------
                                              2015              2014             2015              2014
                                        ----------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $      (183,156)  $     (209,163)  $       (62,919)  $      (88,322)
   Net realized gains (losses)........           735,240        1,038,026         1,616,174        1,959,033
   Change in unrealized gains
     (losses) on investments..........       (1,398,165)        (884,220)         (806,849)      (1,634,076)
                                        ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............         (846,081)         (55,357)           746,406          236,635
                                        ----------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............           132,683          192,145           220,273          269,639
   Net transfers (including
     fixed account)...................          (59,737)          114,663           142,469           17,388
   Contract charges...................          (70,793)         (74,631)         (163,091)        (148,520)
   Transfers for contract benefits
     and terminations.................       (1,495,927)      (2,125,914)       (2,745,307)      (3,096,465)
                                        ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....       (1,493,774)      (1,893,737)       (2,545,656)      (2,957,958)
                                        ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets.................       (2,339,855)      (1,949,094)       (1,799,250)      (2,721,323)
NET ASSETS:
   Beginning of year..................        15,403,174       17,352,268        25,199,517       27,920,840
                                        ----------------  ---------------  ----------------  ---------------
   End of year........................  $     13,063,319  $    15,403,174  $     23,400,267  $    25,199,517
                                        ================  ===============  ================  ===============

                                                   MIST PANAGORA
                                                      GLOBAL
                                                 DIVERSIFIED RISK
                                                    SUBACCOUNT
                                        ---------------------------------
                                              2015            2014 (a)
                                        ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......  $        (1,543)  $          (66)
   Net realized gains (losses)........           (3,575)              287
   Change in unrealized gains
     (losses) on investments..........          (16,531)             (58)
                                        ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations...............          (21,649)              163
                                        ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.............                --               --
   Net transfers (including
     fixed account)...................           296,701           14,694
   Contract charges...................           (1,129)             (71)
   Transfers for contract benefits
     and terminations.................           (4,597)              (1)
                                        ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions....           290,975           14,622
                                        ----------------  ---------------
     Net increase (decrease)
        in net assets.................           269,326           14,785
NET ASSETS:
   Beginning of year..................            14,785               --
                                        ----------------  ---------------
   End of year........................  $        284,111  $        14,785
                                        ================  ===============

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                                 MIST PIMCO                      MIST PIMCO
                                          INFLATION PROTECTED BOND              TOTAL RETURN
                                                 SUBACCOUNT                      SUBACCOUNT
                                       ------------------------------  ------------------------------
                                            2015            2014            2015            2014
                                       --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $    1,837,441  $      149,771  $    8,305,196  $    2,594,313
   Net realized gains (losses).......     (1,190,596)     (1,105,636)       2,500,574         729,132
   Change in unrealized gains
     (losses) on investments.........     (2,751,299)       2,072,219    (13,143,177)       3,597,973
                                       --------------  --------------  --------------  --------------
     Net increase (decrease)
       in net assets resulting
       from operations...............     (2,104,454)       1,116,354     (2,337,407)       6,921,418
                                       --------------  --------------  --------------  --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............         513,753         637,061       2,304,444       2,195,625
   Net transfers (including
     fixed account)..................     (2,139,914)     (2,447,341)     (4,397,102)     (2,449,763)
   Contract charges..................       (357,370)       (354,977)     (1,182,591)     (1,203,444)
   Transfers for contract benefits
     and terminations................     (6,115,446)     (7,760,528)    (27,153,645)    (34,818,183)
                                       --------------  --------------  --------------  --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions....     (8,098,977)     (9,925,785)    (30,428,894)    (36,275,765)
                                       --------------  --------------  --------------  --------------
     Net increase (decrease)
       in net assets.................    (10,203,431)     (8,809,431)    (32,766,301)    (29,354,347)
NET ASSETS:
   Beginning of year.................      55,660,905      64,470,336     222,814,774     252,169,121
                                       --------------  --------------  --------------  --------------
   End of year.......................  $   45,457,474  $   55,660,905  $  190,048,473  $  222,814,774
                                       ==============  ==============  ==============  ==============

                                                MIST PYRAMIS                     MIST PYRAMIS
                                              GOVERNMENT INCOME                  MANAGED RISK
                                                 SUBACCOUNT                       SUBACCOUNT
                                       ------------------------------  -------------------------------
                                            2015            2014            2015             2014
                                       --------------  --------------  --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $       13,763  $       13,544  $     (10,624)   $      (9,134)
   Net realized gains (losses).......           7,775         (8,496)          70,407            8,666
   Change in unrealized gains
     (losses) on investments.........        (60,460)          84,869       (132,345)           49,021
                                       --------------  --------------  --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations...............        (38,922)          89,917        (72,562)           48,553
                                       --------------  --------------  --------------   --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............             840           3,857          28,205            1,500
   Net transfers (including
     fixed account)..................       1,915,605         464,680       1,441,374          599,624
   Contract charges..................        (23,006)        (10,319)        (17,247)          (4,963)
   Transfers for contract benefits
     and terminations................       (324,144)       (156,053)        (59,407)         (72,725)
                                       --------------  --------------  --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions....       1,569,295         302,165       1,392,925          523,436
                                       --------------  --------------  --------------   --------------
     Net increase (decrease)
       in net assets.................       1,530,373         392,082       1,320,363          571,989
NET ASSETS:
   Beginning of year.................       1,808,773       1,416,691       1,015,117          443,128
                                       --------------  --------------  --------------   --------------
   End of year.......................  $    3,339,146  $    1,808,773  $    2,335,480   $    1,015,117
                                       ==============  ==============  ==============   ==============

                                                MIST SCHRODERS                       MIST SSGA
                                              GLOBAL MULTI-ASSET               GROWTH AND INCOME ETF
                                                  SUBACCOUNT                        SUBACCOUNT
                                       --------------------------------  -------------------------------
                                             2015            2014             2015             2014
                                       ---------------  ---------------  ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $      (10,194)  $         (986)  $       687,340  $      672,209
   Net realized gains (losses).......          167,162          134,952        4,371,755       5,385,955
   Change in unrealized gains
     (losses) on investments.........        (230,155)           49,882      (6,962,952)     (3,085,800)
                                       ---------------  ---------------  ---------------  --------------
     Net increase (decrease)
       in net assets resulting
       from operations...............         (73,187)          183,848      (1,903,857)       2,972,364
                                       ---------------  ---------------  ---------------  --------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............            2,000           20,262          903,377         584,111
   Net transfers (including
     fixed account)..................          417,803          859,044        (886,062)       (394,880)
   Contract charges..................         (26,273)         (19,417)        (554,596)       (516,187)
   Transfers for contract benefits
     and terminations................        (592,296)        (219,947)      (4,229,645)     (4,970,368)
                                       ---------------  ---------------  ---------------  --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions....        (198,766)          639,942      (4,766,926)     (5,297,324)
                                       ---------------  ---------------  ---------------  --------------
     Net increase (decrease)
       in net assets.................        (271,953)          823,790      (6,670,783)     (2,324,960)
NET ASSETS:
   Beginning of year.................        3,468,177        2,644,387       67,926,805      70,251,765
                                       ---------------  ---------------  ---------------  --------------
   End of year.......................  $     3,196,224  $     3,468,177  $    61,256,022  $   67,926,805
                                       ===============  ===============  ===============  ==============

                                                   MIST SSGA
                                                  GROWTH ETF
                                                  SUBACCOUNT
                                       --------------------------------
                                             2015             2014
                                       ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......  $       410,385  $       338,453
   Net realized gains (losses).......        3,344,113        4,451,298
   Change in unrealized gains
     (losses) on investments.........      (5,483,734)      (2,617,396)
                                       ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations...............      (1,729,236)        2,172,355
                                       ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners............          791,162          539,338
   Net transfers (including
     fixed account)..................        (332,927)        1,232,925
   Contract charges..................        (453,728)        (370,145)
   Transfers for contract benefits
     and terminations................      (3,559,558)      (3,470,880)
                                       ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions....      (3,555,051)      (2,068,762)
                                       ---------------  ---------------
     Net increase (decrease)
       in net assets.................      (5,284,287)          103,593
NET ASSETS:
   Beginning of year.................       51,467,013       51,363,420
                                       ---------------  ---------------
   End of year.......................  $    46,182,726  $    51,467,013
                                       ===============  ===============

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                            MIST T. ROWE PRICE                      MIST WMC
                                              MID CAP GROWTH                   LARGE CAP RESEARCH
                                                SUBACCOUNT                         SUBACCOUNT
                                     ---------------------------------  ---------------------------------
                                           2015             2014              2015             2014
                                     ---------------  ----------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $   (1,080,583)  $    (1,071,448)  $      (79,597)  $       (77,600)
   Net realized gains (losses).....       17,247,822        12,203,194        2,397,394           863,987
   Change in unrealized gains
     (losses) on investments.......     (11,560,908)       (2,114,092)      (1,766,800)         1,084,811
                                     ---------------  ----------------  ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        4,606,331         9,017,654          550,997         1,871,198
                                     ---------------  ----------------  ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        1,001,168           944,848          137,177           112,814
   Net transfers (including
     fixed account)................        (976,169)         1,400,506      (1,725,353)         1,649,170
   Contract charges................        (447,864)         (411,758)         (93,846)          (78,862)
   Transfers for contract benefits
     and terminations..............      (9,814,985)      (11,006,259)      (1,693,124)       (2,109,314)
                                     ---------------  ----------------  ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..     (10,237,850)       (9,072,663)      (3,375,146)         (426,192)
                                     ---------------  ----------------  ---------------  ----------------
     Net increase (decrease)
       in net assets...............      (5,631,519)          (55,009)      (2,824,149)         1,445,006
NET ASSETS:
   Beginning of year...............       85,709,579        85,764,588       17,639,903        16,194,897
                                     ---------------  ----------------  ---------------  ----------------
   End of year.....................  $    80,078,060  $     85,709,579  $    14,815,754  $     17,639,903
                                     ===============  ================  ===============  ================

                                            MSF BAILLIE GIFFORD                   MSF BARCLAYS
                                            INTERNATIONAL STOCK               AGGREGATE BOND INDEX
                                                SUBACCOUNT                         SUBACCOUNT
                                     ---------------------------------  ---------------------------------
                                          2015              2014              2015             2014
                                     ---------------  ----------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       105,265  $          9,531  $       775,351  $        882,983
   Net realized gains (losses).....        (131,886)          (53,307)          109,353           118,395
   Change in unrealized gains
     (losses) on investments.......      (1,084,111)       (2,044,752)      (1,502,832)         1,300,333
                                     ---------------  ----------------  ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations.............      (1,110,732)       (2,088,528)        (618,128)         2,301,711
                                     ---------------  ----------------  ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          462,109           453,292          538,500           380,899
   Net transfers (including
     fixed account)................          473,541           672,676        2,412,094         2,969,466
   Contract charges................        (184,645)         (192,951)        (278,546)         (258,519)
   Transfers for contract benefits
     and terminations..............      (5,761,111)       (5,922,150)      (6,884,537)       (8,217,024)
                                     ---------------  ----------------  ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..      (5,010,106)       (4,989,133)      (4,212,489)       (5,125,178)
                                     ---------------  ----------------  ---------------  ----------------
     Net increase (decrease)
       in net assets...............      (6,120,838)       (7,077,661)      (4,830,617)       (2,823,467)
NET ASSETS:
   Beginning of year...............       44,356,217        51,433,878       54,897,351        57,720,818
                                     ---------------  ----------------  ---------------  ----------------
   End of year.....................  $    38,235,379  $     44,356,217  $    50,066,734  $     54,897,351
                                     ===============  ================  ===============  ================

                                               MSF BLACKROCK                      MSF BLACKROCK
                                                BOND INCOME                   CAPITAL APPRECIATION
                                                SUBACCOUNT                         SUBACCOUNT
                                     --------------------------------  ---------------------------------
                                          2015              2014             2015             2014
                                     ---------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     2,141,995  $     1,940,566  $      (967,060)  $   (1,006,653)
   Net realized gains (losses).....        1,018,095           34,123        17,299,826        6,720,547
   Change in unrealized gains
     (losses) on investments.......      (3,903,946)        3,184,710      (12,761,544)        (516,455)
                                     ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        (743,856)        5,159,399         3,571,222        5,197,439
                                     ---------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        1,056,286          937,935           541,953          657,782
   Net transfers (including
     fixed account)................        1,191,631        4,821,433         (834,037)      (1,360,603)
   Contract charges................        (399,779)        (369,865)         (210,211)        (206,000)
   Transfers for contract benefits
     and terminations..............     (10,677,341)     (14,211,565)       (9,751,106)     (13,449,626)
                                     ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..      (8,829,203)      (8,822,062)      (10,253,401)     (14,358,447)
                                     ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets...............      (9,573,059)      (3,662,663)       (6,682,179)      (9,161,008)
NET ASSETS:
   Beginning of year...............       93,750,166       97,412,829        74,762,622       83,923,630
                                     ---------------  ---------------  ----------------  ---------------
   End of year.....................  $    84,177,107  $    93,750,166  $     68,080,443  $    74,762,622
                                     ===============  ===============  ================  ===============

                                               MSF BLACKROCK
                                              LARGE CAP VALUE
                                                SUBACCOUNT
                                     ---------------------------------
                                           2015             2014
                                     ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       126,146  $       (79,379)
   Net realized gains (losses).....        2,720,782        10,246,993
   Change in unrealized gains
     (losses) on investments.......      (5,598,054)       (6,623,252)
                                     ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations.............      (2,751,126)         3,544,362
                                     ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          269,676           286,045
   Net transfers (including
     fixed account)................        (427,928)           325,350
   Contract charges................        (228,833)         (224,751)
   Transfers for contract benefits
     and terminations..............      (4,547,249)       (5,527,878)
                                     ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..      (4,934,334)       (5,141,234)
                                     ---------------  ----------------
     Net increase (decrease)
       in net assets...............      (7,685,460)       (1,596,872)
NET ASSETS:
   Beginning of year...............       43,113,362        44,710,234
                                     ---------------  ----------------
   End of year.....................  $    35,427,902  $     43,113,362
                                     ===============  ================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                              MSF BLACKROCK                      MSF FRONTIER
                                              MONEY MARKET                      MID CAP GROWTH
                                               SUBACCOUNT                         SUBACCOUNT
                                     --------------------------------  --------------------------------
                                          2015              2014             2015            2014
                                     ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (545,012)  $     (647,082)  $     (165,083)  $     (181,963)
   Net realized gains (losses).....               --               --        2,746,007        2,452,225
   Change in unrealized gains
     (losses) on investments.......               --               --      (2,312,058)      (1,047,009)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        (545,012)        (647,082)          268,866        1,223,253
                                     ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        1,431,333        1,286,880           79,379           70,843
   Net transfers (including
     fixed account)................        7,837,513        3,666,347        (222,791)        (531,022)
   Contract charges................        (264,335)        (311,665)         (81,799)         (81,105)
   Transfers for contract benefits
     and terminations..............     (14,360,122)     (15,347,445)      (1,917,716)      (1,624,027)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.......      (5,355,611)     (10,705,883)      (2,142,927)      (2,165,311)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets...............      (5,900,623)     (11,352,965)      (1,874,061)        (942,058)
NET ASSETS:
   Beginning of year...............       44,665,731       56,018,696       13,173,590       14,115,648
                                     ---------------  ---------------  ---------------  ---------------
   End of year.....................  $    38,765,108  $    44,665,731  $    11,299,529  $    13,173,590
                                     ===============  ===============  ===============  ===============

                                               MSF JENNISON                    MSF LOOMIS SAYLES
                                                  GROWTH                        SMALL CAP CORE
                                                SUBACCOUNT                        SUBACCOUNT
                                     --------------------------------  --------------------------------
                                           2015             2014             2015             2014
                                     ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (255,777)  $     (261,105)  $   (1,054,238)  $   (1,211,706)
   Net realized gains (losses).....        4,114,923        2,390,920       13,615,933       16,896,378
   Change in unrealized gains
     (losses) on investments.......      (1,989,505)        (615,000)     (14,507,991)     (13,902,592)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        1,869,641        1,514,815      (1,946,296)        1,782,080
                                     ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          151,085          206,399          807,095          915,536
   Net transfers (including
     fixed account)................          587,917        (557,422)      (1,390,969)      (2,119,210)
   Contract charges................        (126,343)        (113,281)        (299,390)        (306,368)
   Transfers for contract benefits
     and terminations..............      (2,567,878)      (2,603,552)     (11,345,713)     (13,197,017)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.......      (1,955,219)      (3,067,856)     (12,228,977)     (14,707,059)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets...............         (85,578)      (1,553,041)     (14,175,273)     (12,924,979)
NET ASSETS:
   Beginning of year...............       20,690,541       22,243,582       88,938,080      101,863,059
                                     ---------------  ---------------  ---------------  ---------------
   End of year.....................  $    20,604,963  $    20,690,541  $    74,762,807  $    88,938,080
                                     ===============  ===============  ===============  ===============

                                             MSF LOOMIS SAYLES                   MSF MET/ARTISAN
                                             SMALL CAP GROWTH                     MID CAP VALUE
                                                SUBACCOUNT                         SUBACCOUNT
                                     ---------------------------------  --------------------------------
                                           2015             2014             2015              2014
                                     ---------------   ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (321,707)   $     (350,385)  $     (301,923)  $     (894,304)
   Net realized gains (losses).....        4,880,214         5,014,491       16,401,953        5,579,890
   Change in unrealized gains
     (losses) on investments.......      (4,315,404)       (4,873,638)     (27,536,544)      (4,051,091)
                                     ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............          243,103         (209,532)     (11,436,514)          634,495
                                     ---------------   ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          281,105           340,413        1,063,712          958,180
   Net transfers (including
     fixed account)................        (692,406)            96,576        1,553,927      (2,216,014)
   Contract charges................        (118,193)         (118,031)        (383,601)        (434,546)
   Transfers for contract benefits
     and terminations..............      (3,429,978)       (3,539,578)     (15,041,689)     (19,894,439)
                                     ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.......      (3,959,472)       (3,220,620)     (12,807,651)     (21,586,819)
                                     ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets...............      (3,716,369)       (3,430,152)     (24,244,165)     (20,952,324)
NET ASSETS:
   Beginning of year...............       26,507,182        29,937,334      118,669,726      139,622,050
                                     ---------------   ---------------  ---------------  ---------------
   End of year.....................  $    22,790,813   $    26,507,182  $    94,425,561  $   118,669,726
                                     ===============   ===============  ===============  ===============

                                                MSF METLIFE
                                            ASSET ALLOCATION 20
                                                SUBACCOUNT
                                     --------------------------------
                                           2015             2014
                                     ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       522,662  $     1,978,070
   Net realized gains (losses).....        2,211,997        4,070,510
   Change in unrealized gains
     (losses) on investments.......      (3,957,188)      (3,691,554)
                                     ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............      (1,222,529)        2,357,026
                                     ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        1,084,383          188,204
   Net transfers (including
     fixed account)................        1,376,926      (2,073,266)
   Contract charges................        (519,421)        (538,509)
   Transfers for contract benefits
     and terminations..............      (9,622,572)     (10,145,399)
                                     ---------------  ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions.......      (7,680,684)     (12,568,970)
                                     ---------------  ---------------
     Net increase (decrease)
       in net assets...............      (8,903,213)     (10,211,944)
NET ASSETS:
   Beginning of year...............       68,920,141       79,132,085
                                     ---------------  ---------------
   End of year.....................  $    60,016,928  $    68,920,141
                                     ===============  ===============

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                                 MSF METLIFE                        MSF METLIFE
                                             ASSET ALLOCATION 40                ASSET ALLOCATION 60
                                                 SUBACCOUNT                         SUBACCOUNT
                                      ---------------------------------  --------------------------------
                                           2015              2014              2015            2014
                                      ---------------  ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $   (1,398,586)  $      2,538,829  $   (3,728,625)  $     4,461,143
   Net realized gains (losses)......       10,597,274        10,308,513       46,303,223       35,684,288
   Change in unrealized gains
     (losses) on investments........     (12,101,483)       (7,179,949)     (53,490,688)     (19,839,114)
                                      ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............      (2,902,795)         5,667,393     (10,916,090)       20,306,317
                                      ---------------  ----------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          370,934           827,582        3,051,527        3,798,974
   Net transfers (including
     fixed account).................      (1,943,110)         (856,454)      (6,894,125)      (3,292,842)
   Contract charges.................        (942,645)       (1,005,922)      (3,972,705)      (4,056,776)
   Transfers for contract benefits
     and terminations...............     (21,055,510)      (21,468,747)     (68,073,192)     (59,442,378)
                                      ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..     (23,570,331)      (22,503,541)     (75,888,495)     (62,993,022)
                                      ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............     (26,473,126)      (16,836,148)     (86,804,585)     (42,686,705)
NET ASSETS:
   Beginning of year................      150,208,135       167,044,283      536,980,259      579,666,964
                                      ---------------  ----------------  ---------------  ---------------
   End of year......................  $   123,735,009  $    150,208,135  $   450,175,674  $   536,980,259
                                      ===============  ================  ===============  ===============

                                                 MSF METLIFE                         MSF METLIFE
                                             ASSET ALLOCATION 80                 MID CAP STOCK INDEX
                                                 SUBACCOUNT                          SUBACCOUNT
                                      ---------------------------------  ---------------------------------
                                            2015              2014             2015             2014
                                      ----------------  ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $    (6,499,153)  $     2,370,011  $     (146,771)   $     (204,987)
   Net realized gains (losses)......        48,546,327       17,635,012        4,963,828         4,592,605
   Change in unrealized gains
     (losses) on investments........      (60,612,384)        7,714,601      (6,336,532)         (790,735)
                                      ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............      (18,565,210)       27,719,624      (1,519,475)         3,596,883
                                      ----------------  ---------------  ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         5,177,310        6,566,219          538,899           398,665
   Net transfers (including
     fixed account).................       (4,611,545)        6,952,015        (432,060)            39,097
   Contract charges.................       (5,951,643)      (5,671,063)        (251,031)         (233,716)
   Transfers for contract benefits
     and terminations...............      (57,160,516)     (54,353,780)      (5,341,513)       (5,981,342)
                                      ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..      (62,546,394)     (46,506,609)      (5,485,705)       (5,777,296)
                                      ----------------  ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets...............      (81,111,604)     (18,786,985)      (7,005,180)       (2,180,413)
NET ASSETS:
   Beginning of year................       709,612,314      728,399,299       47,120,563        49,300,976
                                      ----------------  ---------------  ---------------   ---------------
   End of year......................  $    628,500,710  $   709,612,314  $    40,115,383   $    47,120,563
                                      ================  ===============  ===============   ===============

                                                  MSF METLIFE                       MSF MFS TOTAL
                                                  STOCK INDEX                          RETURN
                                                  SUBACCOUNT                         SUBACCOUNT
                                      ---------------------------------  ---------------------------------
                                            2015              2014             2015              2014
                                      ----------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        185,415  $       179,918  $        502,992  $       488,522
   Net realized gains (losses)......         6,998,639        5,654,250         1,496,004        2,051,844
   Change in unrealized gains
     (losses) on investments........       (7,342,218)        2,290,354       (2,695,422)          976,942
                                      ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         (158,164)        8,124,522         (696,426)        3,517,308
                                      ----------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........           933,026          739,774           416,480          389,723
   Net transfers (including
     fixed account).................          (86,646)        1,082,578         (253,592)        (664,381)
   Contract charges.................         (350,355)        (318,324)         (160,054)        (169,556)
   Transfers for contract benefits
     and terminations...............       (8,245,946)      (8,330,112)       (6,814,791)      (9,777,567)
                                      ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..       (7,749,921)      (6,826,084)       (6,811,957)     (10,221,781)
                                      ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets...............       (7,908,085)        1,298,438       (7,508,383)      (6,704,473)
NET ASSETS:
   Beginning of year................        74,895,370       73,596,932        49,656,232       56,360,705
                                      ----------------  ---------------  ----------------  ---------------
   End of year......................  $     66,987,285  $    74,895,370  $     42,147,849  $    49,656,232
                                      ================  ===============  ================  ===============


                                                MSF MFS VALUE
                                                 SUBACCOUNT
                                      --------------------------------
                                           2015              2014
                                      ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $     1,101,754  $       277,410
   Net realized gains (losses)......       15,132,889        7,324,011
   Change in unrealized gains
     (losses) on investments........     (17,466,392)          718,521
                                      ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............      (1,231,749)        8,319,942
                                      ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        1,021,123          847,227
   Net transfers (including
     fixed account).................          843,353      (1,791,005)
   Contract charges.................        (379,880)        (374,860)
   Transfers for contract benefits
     and terminations...............     (12,036,497)     (13,527,489)
                                      ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from contract transactions..     (10,551,901)     (14,846,127)
                                      ---------------  ---------------
     Net increase (decrease)
        in net assets...............     (11,783,650)      (6,526,185)
NET ASSETS:
   Beginning of year................       93,384,518       99,910,703
                                      ---------------  ---------------
   End of year......................  $    81,600,868  $    93,384,518
                                      ===============  ===============

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                                 MSF MSCI                       MSF NEUBERGER
                                                EAFE INDEX                     BERMAN GENESIS
                                                SUBACCOUNT                       SUBACCOUNT
                                     --------------------------------  --------------------------------
                                          2015              2014            2015              2014
                                     ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       723,202  $       500,977  $     (930,659)  $   (1,034,434)
   Net realized gains (losses).....          401,329          749,257        2,919,977        2,952,164
   Change in unrealized gains
     (losses) on investments.......      (1,952,449)      (4,455,803)      (2,378,113)      (3,923,363)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        (827,918)      (3,205,569)        (388,795)      (2,005,633)
                                     ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          529,336          442,369          958,867          769,015
   Net transfers (including
     fixed account)................          915,227        1,066,706      (1,612,456)      (1,297,212)
   Contract charges................        (222,268)        (217,293)        (364,627)        (388,329)
   Transfers for contract benefits
     and terminations..............      (4,038,666)      (5,092,135)     (12,484,358)     (15,550,959)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..      (2,816,371)      (3,800,353)     (13,502,574)     (16,467,485)
                                     ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets...............      (3,644,289)      (7,005,922)     (13,891,369)     (18,473,118)
NET ASSETS:
   Beginning of year...............       40,202,603       47,208,525       95,137,635      113,610,753
                                     ---------------  ---------------  ---------------  ---------------
   End of year.....................  $    36,558,314  $    40,202,603  $    81,246,266  $    95,137,635
                                     ===============  ===============  ===============  ===============

                                                                                MSF T. ROWE PRICE
                                          MSF RUSSELL 2000 INDEX                LARGE CAP GROWTH
                                                SUBACCOUNT                         SUBACCOUNT
                                     --------------------------------  ---------------------------------
                                           2015            2014              2015             2014
                                     ---------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (114,788)  $     (138,428)  $      (894,676)  $     (928,804)
   Net realized gains (losses).....        4,511,232        3,779,605        16,032,386        9,388,388
   Change in unrealized gains
     (losses) on investments.......      (6,511,647)      (2,303,343)       (9,017,967)      (3,353,761)
                                     ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............      (2,115,203)        1,337,834         6,119,743        5,105,823
                                     ---------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          242,113          258,986           574,612          817,162
   Net transfers (including
     fixed account)................        (115,227)        (134,753)         (285,389)      (1,181,647)
   Contract charges................        (197,773)        (194,574)         (390,378)        (355,777)
   Transfers for contract benefits
     and terminations..............      (4,810,347)      (6,115,153)       (8,789,058)      (8,757,141)
                                     ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..      (4,881,234)      (6,185,494)       (8,890,213)      (9,477,403)
                                     ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets...............      (6,996,437)      (4,847,660)       (2,770,470)      (4,371,580)
NET ASSETS:
   Beginning of year...............       43,088,125       47,935,785        70,710,117       75,081,697
                                     ---------------  ---------------  ----------------  ---------------
   End of year.....................  $    36,091,688  $    43,088,125  $     67,939,647  $    70,710,117
                                     ===============  ===============  ================  ===============

                                             MSF T. ROWE PRICE            MSF WESTERN ASSET MANAGEMENT
                                             SMALL CAP GROWTH             STRATEGIC BOND OPPORTUNITIES
                                                SUBACCOUNT                         SUBACCOUNT
                                     --------------------------------  ---------------------------------
                                           2015             2014             2015             2014
                                     ---------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $     (368,077)  $     (375,139)  $      3,153,367  $     3,978,872
   Net realized gains (losses).....        3,997,556        4,235,671           765,142        1,409,800
   Change in unrealized gains
     (losses) on investments.......      (3,224,589)      (2,395,519)       (6,536,183)      (1,317,770)
                                     ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............          404,890        1,465,013       (2,617,674)        4,070,902
                                     ---------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          267,917          341,372           834,282          627,710
   Net transfers (including
     fixed account)................        1,048,173      (1,037,180)           372,467        1,750,106
   Contract charges................        (172,086)        (146,628)         (343,474)        (361,307)
   Transfers for contract benefits
     and terminations..............      (2,917,935)      (3,119,493)      (12,138,510)     (14,879,093)
                                     ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..      (1,773,931)      (3,961,929)      (11,275,235)     (12,862,584)
                                     ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets...............      (1,369,041)      (2,496,916)      (13,892,909)      (8,791,682)
NET ASSETS:
   Beginning of year...............       28,694,594       31,191,510        92,517,493      101,309,175
                                     ---------------  ---------------  ----------------  ---------------
   End of year.....................  $    27,325,553  $    28,694,594  $     78,624,584  $    92,517,493
                                     ===============  ===============  ================  ===============

                                       MSF WESTERN ASSET MANAGEMENT
                                              U.S. GOVERNMENT
                                                SUBACCOUNT
                                     --------------------------------
                                          2015              2014
                                     ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....  $       497,133  $       333,184
   Net realized gains (losses).....         (43,160)         (36,080)
   Change in unrealized gains
     (losses) on investments.......        (958,103)          596,211
                                     ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        (504,130)          893,315
                                     ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          392,781          433,986
   Net transfers (including
     fixed account)................        (500,122)        1,840,613
   Contract charges................        (263,751)        (276,628)
   Transfers for contract benefits
     and terminations..............      (8,642,380)     (10,333,934)
                                     ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions..      (9,013,472)      (8,335,963)
                                     ---------------  ---------------
     Net increase (decrease)
       in net assets...............      (9,517,602)      (7,442,648)
NET ASSETS:
   Beginning of year...............       64,144,486       71,587,134
                                     ---------------  ---------------
   End of year.....................  $    54,626,884  $    64,144,486
                                     ===============  ===============

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                    OF NEW ENGLAND LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014


                                                                                                                 MSF WMC
                                                                          MSF WMC BALANCED              CORE EQUITY OPPORTUNITIES
                                                                             SUBACCOUNT                        SUBACCOUNT
                                                                  --------------------------------  --------------------------------
                                                                        2015             2014             2015             2014
                                                                  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).................................  $        31,971  $        38,747  $       822,806  $   (2,125,452)
   Net realized gains (losses)..................................        1,659,992          506,996       94,976,711       43,429,578
   Change in unrealized gains
     (losses) on investments....................................      (1,596,271)          199,506     (93,540,736)     (17,277,002)
                                                                  ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..........................................           95,692          745,249        2,258,781       24,027,124
                                                                  ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.......................................           88,312           50,269        2,335,482        2,464,030
   Net transfers (including
     fixed account).............................................          291,684          213,541      (8,646,037)     (14,971,526)
   Contract charges.............................................         (51,695)         (50,632)      (1,103,983)      (1,154,951)
   Transfers for contract benefits
     and terminations...........................................        (871,976)      (1,430,724)     (34,020,394)     (41,382,052)
                                                                  ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting from
       contract transactions....................................        (543,675)      (1,217,546)     (41,434,932)     (55,044,499)
                                                                  ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets............................................        (447,983)        (472,297)     (39,176,151)     (31,017,375)
NET ASSETS:
   Beginning of year............................................        8,642,661        9,114,958      276,231,796      307,249,171
                                                                  ---------------  ---------------  ---------------  ---------------
   End of year..................................................  $     8,194,678  $     8,642,661  $   237,055,645  $   276,231,796
                                                                  ===============  ===============  ===============  ===============

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

         NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
             OF NEW ENGLAND LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


New England Variable Annuity Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on July 1, 1994 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Massachusetts Division of Insurance.

On January 12, 2016, MetLife, Inc. announced a plan to pursue the separation of a portion of its U.S. retail business. MetLife, Inc. is currently evaluating structural alternatives for such a separation, including a public offering of shares in an independent, publicly traded company, a spin-off, or a sale. The completion of a public offering would depend on, among other things, the U.S. Securities and Exchange Commission (the "SEC") filing and review process as well as market conditions. Any Separation that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions.

The Separate Account is divided into Subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Subaccount invests in shares of the corresponding fund or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")      Metropolitan Series Fund ("MSF")*
Met Investors Series Trust ("MIST")*

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Subaccounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.


2.  LIST OF SUBACCOUNTS


Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts had net assets as of December 31, 2015:

American Funds Bond Subaccount                         MIST BlackRock Global Tactical Strategies
American Funds Global Small Capitalization               Subaccount
   Subaccount                                          MIST Clarion Global Real Estate Subaccount
American Funds Growth Subaccount                       MIST ClearBridge Aggressive Growth Subaccount (a)
American Funds Growth-Income Subaccount                MIST Harris Oakmark International Subaccount (a)
MIST AB Global Dynamic Allocation Subaccount           MIST Invesco Balanced-Risk Allocation Subaccount
MIST Allianz Global Investors Dynamic Multi-Asset      MIST Invesco Mid Cap Value Subaccount
   Plus Subaccount                                     MIST Invesco Small Cap Growth Subaccount
MIST American Funds Balanced Allocation                MIST JPMorgan Global Active Allocation Subaccount
   Subaccount                                          MIST Loomis Sayles Global Markets Subaccount
MIST American Funds Growth Allocation Subaccount       MIST Lord Abbett Bond Debenture Subaccount
MIST American Funds Moderate Allocation                MIST Met/Franklin Low Duration Total Return
   Subaccount                                            Subaccount
MIST AQR Global Risk Balanced Subaccount               MIST MetLife Asset Allocation 100 Subaccount
                                                       MIST MetLife Balanced Plus Subaccount

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2.  LIST OF SUBACCOUNTS - (CONCLUDED)


MIST MetLife Multi-Index Targeted Risk Subaccount        MSF Loomis Sayles Small Cap Core Subaccount (a)
MIST MFS Research International Subaccount               MSF Loomis Sayles Small Cap Growth Subaccount
MIST Morgan Stanley Mid Cap Growth Subaccount            MSF Met/Artisan Mid Cap Value Subaccount (a)
MIST Oppenheimer Global Equity Subaccount                MSF MetLife Asset Allocation 20 Subaccount
MIST PanAgora Global Diversified Risk Subaccount         MSF MetLife Asset Allocation 40 Subaccount
MIST PIMCO Inflation Protected Bond Subaccount           MSF MetLife Asset Allocation 60 Subaccount
MIST PIMCO Total Return Subaccount                       MSF MetLife Asset Allocation 80 Subaccount
MIST Pyramis Government Income Subaccount                MSF MetLife Mid Cap Stock Index Subaccount
MIST Pyramis Managed Risk Subaccount                     MSF MetLife Stock Index Subaccount
MIST Schroders Global Multi-Asset Subaccount             MSF MFS Total Return Subaccount (a)
MIST SSGA Growth and Income ETF Subaccount               MSF MFS Value Subaccount (a)
MIST SSGA Growth ETF Subaccount                          MSF MSCI EAFE Index Subaccount
MIST T. Rowe Price Mid Cap Growth Subaccount             MSF Neuberger Berman Genesis Subaccount (a)
MIST WMC Large Cap Research Subaccount                   MSF Russell 2000 Index Subaccount
MSF Baillie Gifford International Stock Subaccount       MSF T. Rowe Price Large Cap Growth Subaccount
   (a)                                                   MSF T. Rowe Price Small Cap Growth Subaccount
MSF Barclays Aggregate Bond Index Subaccount             MSF Western Asset Management Strategic Bond
MSF BlackRock Bond Income Subaccount (a)                   Opportunities Subaccount (a)
MSF BlackRock Capital Appreciation Subaccount (a)        MSF Western Asset Management U.S. Government
MSF BlackRock Large Cap Value Subaccount (a)               Subaccount (a)
MSF BlackRock Money Market Subaccount (a)                MSF WMC Balanced Subaccount
MSF Frontier Mid Cap Growth Subaccount                   MSF WMC Core Equity Opportunities Subaccount (a)
MSF Jennison Growth Subaccount (a)

(a) This Subaccount invests in two or more share classes within the underlying fund or portfolio of the Trusts.


3.  PORTFOLIO CHANGES


The operations of the Subaccounts were affected by the following changes that occurred during the year ended December 31, 2015:

NAME CHANGES:

Former Name                                            New Name

(MIST) AllianceBernstein Global Dynamic Allocation     (MIST) AB Global Dynamic Allocation Portfolio
   Portfolio
(MIST) SSgA Growth and Income ETF Portfolio            (MIST) SSGA Growth and Income ETF Portfolio
(MIST) SSgA Growth ETF Portfolio                       (MIST) SSGA Growth ETF Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board ACCOUNTING STANDARDS CODIFICATION TOPIC 946.

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
A Subaccount's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccounts.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Subaccount invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between
3.5 and 5.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES - (CONCLUDED)


PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Subaccounts.

NET TRANSFERS
Funds transferred by the contract owner into or out of Subaccounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Subaccounts.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


5.  EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Subaccounts:

      Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

      Administrative -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

      Earnings Preservation Benefit -- For an additional charge, the Company will provide this additional death benefit.

      The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2015:

     ----------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                                 1.15% - 2.20%
     ----------------------------------------------------------------------------------------------------------------------------
      Administrative                                                                                             0.10%
     ----------------------------------------------------------------------------------------------------------------------------
      Earnings Preservation Benefit                                                                              0.25%
     ----------------------------------------------------------------------------------------------------------------------------

      The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts:

      Guaranteed Minimum Accumulation Benefit -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed amount at the end of a specified number of years.

      Lifetime Withdrawal Guarantee -- For an additional charge, the Company will guarantee the periodic return on the investment for life.

      Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee the period return on the investment.

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5.  EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)


      Guaranteed Minimum Income Benefit -- For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

      Enhanced Death Benefit -- For an additional charge, the Company will guarantee the highest value on any contract anniversary.

      Enhanced Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

      The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2015:

     -------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Accumulation Benefit                                                                 0.75%
     -------------------------------------------------------------------------------------------------------------------------
      Lifetime Withdrawal Guarantee                                                                           0.50% - 1.80%
     -------------------------------------------------------------------------------------------------------------------------
      Guaranteed Withdrawal Benefit                                                                           0.50% - 0.95%
     -------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Income Benefit                                                                       0.50% - 1.50%
     -------------------------------------------------------------------------------------------------------------------------
      Enhanced Death Benefit                                                                                  0.75% - 1.50%
     -------------------------------------------------------------------------------------------------------------------------
      Enhanced Guaranteed Withdrawal Benefit                                                                  0.55% -1.00%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge of $30 is assessed on an annual basis. For certain Contracts with a value of $50,000 or greater, or for certain other Contracts with a value of $25,000 or greater if net deposits of at least $1,000 are made during the year, this charge may be waived. Some Contracts do not assess this charge for annuitization. In addition, Contracts impose a surrender charge which ranges from 0% - 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts.

The MIST and MSF Trusts currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, and are managed by MetLife Advisers, LLC ("MetLife Advisers"), an affiliate of the Company. MetLife Advisers is also the investment adviser to the portfolios of the MIST and MSF Trusts.

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS


                                                                                                           FOR THE YEAR ENDED
                                                                      AS OF DECEMBER 31, 2015               DECEMBER 31, 2015
                                                                  ------------------------------     -------------------------------
                                                                                                         COST OF         PROCEEDS
                                                                     SHARES           COST ($)        PURCHASES ($)   FROM SALES ($)
                                                                  -------------    -------------     --------------   --------------
     American Funds Bond Subaccount.............................      2,952,483       32,303,900          2,281,885        6,009,601
     American Funds Global Small Capitalization Subaccount......      4,196,426       89,059,204          9,535,256       17,817,037
     American Funds Growth Subaccount...........................      4,542,633      248,475,668         71,040,343       58,960,392
     American Funds Growth-Income Subaccount....................      4,197,127      154,643,726         33,595,114       33,629,860
     MIST AB Global Dynamic Allocation Subaccount...............        399,899        4,448,699          2,132,160        1,673,663
     MIST Allianz Global Investors Dynamic Multi-Asset Plus
     Subaccount.................................................         30,532          323,506            274,511           46,817
     MIST American Funds Balanced Allocation Subaccount.........     15,928,790      140,120,783         15,147,985       23,463,438
     MIST American Funds Growth Allocation Subaccount...........     33,574,409      285,200,276         37,176,291       29,573,862
     MIST American Funds Moderate Allocation Subaccount.........     12,427,360      112,308,549          9,184,529       17,142,715
     MIST AQR Global Risk Balanced Subaccount...................        957,477       10,453,679          2,609,533        4,574,426
     MIST BlackRock Global Tactical Strategies Subaccount.......        769,492        8,038,884          2,579,251        2,687,009
     MIST Clarion Global Real Estate Subaccount.................      4,772,829       60,144,209          2,964,350       10,288,706
     MIST ClearBridge Aggressive Growth Subaccount..............      5,019,243       62,500,657          7,588,190       16,216,598
     MIST Harris Oakmark International Subaccount...............      7,981,502      115,889,340         18,247,693       13,052,722
     MIST Invesco Balanced-Risk Allocation Subaccount...........        475,570        4,927,494          1,329,348        2,158,225
     MIST Invesco Mid Cap Value Subaccount......................      3,070,998       53,350,923          5,108,849        9,516,475
     MIST Invesco Small Cap Growth Subaccount...................        668,743       10,025,994          3,692,200        2,987,439
     MIST JPMorgan Global Active Allocation Subaccount..........        462,576        5,179,193          2,176,489        1,268,840
     MIST Loomis Sayles Global Markets Subaccount...............        476,786        6,498,425            444,799        1,107,020
     MIST Lord Abbett Bond Debenture Subaccount.................      5,588,577       67,881,180          7,308,375       11,777,112
     MIST Met/Franklin Low Duration Total Return
     Subaccount.................................................      1,011,183       10,053,095          2,390,205        2,381,408
     MIST MetLife Asset Allocation 100 Subaccount...............      1,990,086       22,079,918          3,130,507        3,747,286
     MIST MetLife Balanced Plus Subaccount......................      1,766,993       19,845,246          6,043,419        5,921,690
     MIST MetLife Multi-Index Targeted Risk Subaccount..........        441,288        5,238,503          3,038,635          506,536
     MIST MFS Research International Subaccount.................      4,880,432       53,861,576          2,780,929        7,553,871
     MIST Morgan Stanley Mid Cap Growth Subaccount..............        863,417        9,565,258            641,071        2,317,972
     MIST Oppenheimer Global Equity Subaccount..................      1,148,205       18,971,752          2,444,698        4,494,739
     MIST PanAgora Global Diversified Risk Subaccount...........         29,536          300,720            583,261          293,159
     MIST PIMCO Inflation Protected Bond Subaccount.............      4,924,987       53,479,447          3,693,154        9,954,627
     MIST PIMCO Total Return Subaccount.........................     17,090,712      197,494,339         14,406,331       34,019,407
     MIST Pyramis Government Income Subaccount..................        315,318        3,379,548          2,658,970        1,075,873
     MIST Pyramis Managed Risk Subaccount.......................        216,052        2,404,382          1,638,862          190,247
     MIST Schroders Global Multi-Asset Subaccount...............        283,612        3,176,285            966,956        1,078,183
     MIST SSGA Growth and Income ETF Subaccount.................      5,406,541       59,872,701          7,044,816        7,477,358
     MIST SSGA Growth ETF Subaccount............................      4,090,599       46,348,289          8,698,286        8,993,802
     MIST T. Rowe Price Mid Cap Growth Subaccount...............      7,435,309       67,274,421         17,122,693       14,902,894
     MIST WMC Large Cap Research Subaccount.....................      1,079,881       11,432,262          2,223,076        4,488,065
     MSF Baillie Gifford International Stock Subaccount.........      3,982,523       41,470,682          1,991,981        6,896,750
     MSF Barclays Aggregate Bond Index Subaccount...............      4,679,158       50,202,737          4,411,677        7,848,768
     MSF BlackRock Bond Income Subaccount.......................        804,914       86,488,534          7,001,007       12,667,372
     MSF BlackRock Capital Appreciation Subaccount..............      1,884,773       50,069,242         14,878,102       13,565,783
     MSF BlackRock Large Cap Value Subaccount...................      4,243,216       42,988,872          5,377,965        6,938,173
     MSF BlackRock Money Market Subaccount......................        387,653       38,765,313         13,239,718       19,140,253
     MSF Frontier Mid Cap Growth Subaccount.....................        363,335        8,836,593          2,453,641        3,031,530
     MSF Jennison Growth Subaccount.............................      1,359,774       17,393,503          5,498,601        4,571,440
     MSF Loomis Sayles Small Cap Core Subaccount................        305,400       68,421,997         11,764,531       14,187,485
     MSF Loomis Sayles Small Cap Growth Subaccount..............      1,833,547       19,264,575          4,296,850        5,021,896
     MSF Met/Artisan Mid Cap Value Subaccount...................        449,822       94,955,069         17,395,403       16,722,843
     MSF MetLife Asset Allocation 20 Subaccount.................      5,531,520       61,089,186         10,414,271       15,518,630
     MSF MetLife Asset Allocation 40 Subaccount.................     10,494,918      116,025,532          9,517,459       26,747,710
     MSF MetLife Asset Allocation 60 Subaccount.................     36,187,759      403,051,552         38,261,524       85,916,437
     MSF MetLife Asset Allocation 80 Subaccount.................     45,150,917      523,452,812         41,724,701       79,672,110
     MSF MetLife Mid Cap Stock Index Subaccount.................      2,358,354       32,100,524          4,870,395        7,623,588

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                                                                                           FOR THE YEAR ENDED
                                                                      AS OF DECEMBER 31, 2015               DECEMBER 31, 2015
                                                                  ------------------------------     ------------------------------
                                                                                                        COST OF         PROCEEDS
                                                                     SHARES          COST ($)        PURCHASES ($)   FROM SALES ($)
                                                                  -------------    -------------     -------------   --------------
     MSF MetLife Stock Index Subaccount.........................      1,574,324       50,041,697         8,820,064       13,333,527
     MSF MFS Total Return Subaccount............................        253,561       35,207,459         1,713,369        8,022,254
     MSF MFS Value Subaccount...................................      5,445,585       82,152,939        19,038,070       14,674,540
     MSF MSCI EAFE Index Subaccount.............................      3,069,568       36,136,034         3,227,515        5,320,605
     MSF Neuberger Berman Genesis Subaccount....................      4,545,918       67,462,517           880,185       15,313,315
     MSF Russell 2000 Index Subaccount..........................      2,050,677       27,269,886         3,910,245        6,536,050
     MSF T. Rowe Price Large Cap Growth Subaccount..............      3,033,025       54,262,874        16,455,375       14,072,049
     MSF T. Rowe Price Small Cap Growth Subaccount..............      1,311,212       22,596,746         5,680,373        5,208,226
     MSF Western Asset Management Strategic Bond Opportunities
     Subaccount.................................................      6,302,475       78,181,017         6,205,586       14,327,332
     MSF Western Asset Management U.S. Government
     Subaccount.................................................      4,610,164       55,511,473         2,874,249       11,390,460
     MSF WMC Balanced Subaccount................................        442,010        7,778,714         2,378,146        1,470,653
     MSF WMC Core Equity Opportunities Subaccount...............      8,427,615      238,887,556        93,720,435       45,750,755


          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014:



                                                                          AMERICAN FUNDS
                                         AMERICAN FUNDS BOND        GLOBAL SMALL CAPITALIZATION       AMERICAN FUNDS GROWTH
                                             SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                   ------------------------------  -----------------------------  -----------------------------
                                        2015            2014           2015            2014            2015           2014
                                   --------------  --------------  -------------  --------------  --------------  -------------

Units beginning of year..........       2,054,115       2,325,977     32,159,842      37,330,513      15,076,987     18,042,900
Units issued and transferred
   from other funding options....         164,549         231,110      2,369,739       2,861,052         728,565        886,144
Units redeemed and transferred to
   other funding options.........       (418,873)       (502,972)    (6,335,208)     (8,031,723)     (2,984,831)    (3,852,057)
                                   --------------  --------------  -------------  --------------  --------------  -------------
Units end of year................       1,799,791       2,054,115     28,194,373      32,159,842      12,820,721     15,076,987
                                   ==============  ==============  =============  ==============  ==============  =============


                                                                                                       MIST ALLIANZ GLOBAL
                                          AMERICAN FUNDS                      MIST AB                   INVESTORS DYNAMIC
                                           GROWTH-INCOME             GLOBAL DYNAMIC ALLOCATION          MULTI-ASSET PLUS
                                            SUBACCOUNT                      SUBACCOUNT                     SUBACCOUNT
                                   -----------------------------  ------------------------------  -----------------------------
                                        2015           2014            2015            2014            2015          2014 (a)
                                   --------------  -------------  --------------  --------------  --------------  -------------

Units beginning of year..........      13,498,190     16,134,770         344,386         340,220          94,142             --
Units issued and transferred
   from other funding options....         676,856        726,531         168,728         102,146         257,112        262,369
Units redeemed and transferred to
   other funding options.........     (2,473,649)    (3,363,111)       (149,592)        (97,980)        (43,340)      (168,227)
                                   --------------  -------------  --------------  --------------  --------------  -------------
Units end of year................      11,701,397     13,498,190         363,522         344,386         307,914         94,142
                                   ==============  =============  ==============  ==============  ==============  =============

                                           MIST AMERICAN                MIST AMERICAN FUNDS            MIST AMERICAN FUNDS
                                     FUNDS BALANCED ALLOCATION           GROWTH ALLOCATION             MODERATE ALLOCATION
                                            SUBACCOUNT                      SUBACCOUNT                     SUBACCOUNT
                                   -----------------------------  ------------------------------  -----------------------------
                                        2015           2014            2015            2014            2015           2014
                                   --------------  -------------  --------------  --------------  -------------  --------------

Units beginning of year..........      13,651,619     14,440,158      25,618,554      26,207,533     10,743,062      11,404,147
Units issued and transferred
   from other funding options....         633,700        780,725       1,696,024       2,045,767        293,760         595,303
Units redeemed and transferred to
   other funding options.........     (1,971,615)    (1,569,264)     (2,742,058)     (2,634,746)    (1,382,767)     (1,256,388)
                                   --------------  -------------  --------------  --------------  -------------  --------------
Units end of year................      12,313,704     13,651,619      24,572,520      25,618,554      9,654,055      10,743,062
                                   ==============  =============  ==============  ==============  =============  ==============


                                          MIST AQR GLOBAL                MIST BLACKROCK                      MIST
                                           RISK BALANCED           GLOBAL TACTICAL STRATEGIES     CLARION GLOBAL REAL ESTATE
                                            SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                   -----------------------------  -----------------------------  -----------------------------
                                        2015           2014           2015            2014            2015            2014
                                   -------------  --------------  -------------  --------------  --------------  -------------

Units beginning of year..........      1,109,941       1,011,287        727,216         714,637       3,481,040      3,977,435
Units issued and transferred
   from other funding options....        127,322         453,619        207,783         234,093         303,457        463,450
Units redeemed and transferred to
   other funding options.........      (447,436)       (354,965)      (249,159)       (221,514)       (773,207)      (959,845)
                                   -------------  --------------  -------------  --------------  --------------  -------------
Units end of year................        789,827       1,109,941        685,840         727,216       3,011,290      3,481,040
                                   =============  ==============  =============  ==============  ==============  =============

                                         MIST CLEARBRIDGE                     MIST                       MIST INVESCO
                                         AGGRESSIVE GROWTH        HARRIS OAKMARK INTERNATIONAL     BALANCED-RISK ALLOCATION
                                            SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                   -----------------------------  -----------------------------  -----------------------------
                                        2015           2014            2015           2014           2015            2014
                                   --------------  -------------  -------------  --------------  -------------  --------------

Units beginning of year..........      60,219,466     28,755,511     45,417,654      49,947,770      5,340,435       5,179,224
Units issued and transferred
   from other funding options....       9,670,697     48,975,630      4,960,208       5,993,877        969,462       2,064,436
Units redeemed and transferred to
   other funding options.........    (15,050,180)   (17,511,675)    (7,811,773)    (10,523,993)    (2,116,697)     (1,903,225)
                                   --------------  -------------  -------------  --------------  -------------  --------------
Units end of year................      54,839,983     60,219,466     42,566,089      45,417,654      4,193,200       5,340,435
                                   ==============  =============  =============  ==============  =============  ==============


                                                                              MIST                        MIST JPMORGAN
                                    MIST INVESCO MID CAP VALUE      INVESCO SMALL CAP GROWTH        GLOBAL ACTIVE ALLOCATION
                                            SUBACCOUNT                     SUBACCOUNT                      SUBACCOUNT
                                   -----------------------------  -----------------------------  ------------------------------
                                       2015            2014            2015            2014           2015            2014
                                   -------------  --------------  --------------  -------------  --------------  --------------

Units beginning of year..........     17,872,501      21,359,994       4,346,144      5,067,816       3,725,346       3,454,086
Units issued and transferred
   from other funding options....      1,658,883       1,279,884         534,993        733,554       1,664,601       1,355,398
Units redeemed and transferred to
   other funding options.........    (3,514,814)     (4,767,377)     (1,248,199)    (1,455,226)     (1,166,003)     (1,084,138)
                                   -------------  --------------  --------------  -------------  --------------  --------------
Units end of year................     16,016,570      17,872,501       3,632,938      4,346,144       4,223,944       3,725,346
                                   =============  ==============  ==============  =============  ==============  ==============

                                        MIST LOOMIS SAYLES                    MIST                     MIST MET/FRANKLIN
                                          GLOBAL MARKETS           LORD ABBETT BOND DEBENTURE      LOW DURATION TOTAL RETURN
                                            SUBACCOUNT                     SUBACCOUNT                     SUBACCOUNT
                                   -----------------------------  -----------------------------  -----------------------------
                                        2015           2014            2015           2014            2015           2014
                                   --------------  -------------  --------------  -------------  -------------  --------------

Units beginning of year..........         584,314        612,874      25,791,336     29,505,951      1,000,480       1,070,341
Units issued and transferred
   from other funding options....          41,758        126,675       1,784,864      3,064,420        333,023         643,338
Units redeemed and transferred to
   other funding options.........        (93,239)      (155,235)     (5,264,023)    (6,779,035)      (352,162)       (713,199)
                                   --------------  -------------  --------------  -------------  -------------  --------------
Units end of year................         532,833        584,314      22,312,177     25,791,336        981,341       1,000,480
                                   ==============  =============  ==============  =============  =============  ==============


                                            MIST METLIFE                       MIST                        MIST METLIFE
                                        ASSET ALLOCATION 100           METLIFE BALANCED PLUS         MULTI-INDEX TARGETED RISK
                                             SUBACCOUNT                     SUBACCOUNT                      SUBACCOUNT
                                   ------------------------------  -----------------------------  ------------------------------
                                        2015            2014            2015           2014            2015            2014
                                   --------------  --------------  -------------  --------------  --------------  --------------

Units beginning of year..........       1,763,916       2,094,855      1,622,023       1,283,328         233,841          51,281
Units issued and transferred
   from other funding options....         134,256         290,141        411,491         829,779         257,892         219,178
Units redeemed and transferred to
   other funding options.........       (295,702)       (621,080)      (525,693)       (491,084)        (60,800)        (36,618)
                                   --------------  --------------  -------------  --------------  --------------  --------------
Units end of year................       1,602,470       1,763,916      1,507,821       1,622,023         430,933         233,841
                                   ==============  ==============  =============  ==============  ==============  ==============


(a) For the period April 28, 2014 to December 31, 2014.

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014:


                                              MIST MFS                   MIST MORGAN STANLEY              MIST OPPENHEIMER
                                       RESEARCH INTERNATIONAL              MID CAP GROWTH                   GLOBAL EQUITY
                                             SUBACCOUNT                      SUBACCOUNT                      SUBACCOUNT
                                   ------------------------------  ------------------------------  ------------------------------
                                        2015            2014            2015            2014            2015            2014
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........      35,082,889      38,428,828       7,475,690       8,415,324         966,620       1,083,733
Units issued and transferred
   from other funding options....       2,849,404       4,168,908         671,957       1,030,157         131,112         163,108
Units redeemed and transferred to
   other funding options.........     (6,061,648)     (7,514,847)     (1,394,821)     (1,969,791)       (225,165)       (280,221)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................      31,870,645      35,082,889       6,752,826       7,475,690         872,567         966,620
                                   ==============  ==============  ==============  ==============  ==============  ==============


                                          MIST PANAGORA                  MIST PIMCO                    MIST PIMCO
                                     GLOBAL DIVERSIFIED RISK      INFLATION PROTECTED BOND            TOTAL RETURN
                                           SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
                                   ----------------------------  ----------------------------  ----------------------------
                                       2015         2014 (a)         2015           2014           2015           2014
                                   -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year..........         14,262             --      3,727,827      4,389,955    122,757,729    143,046,103
Units issued and transferred
   from other funding options....        557,432         14,332        331,838        559,693      7,577,992     14,444,743
Units redeemed and transferred to
   other funding options.........      (278,470)           (70)      (882,438)    (1,221,821)   (24,412,188)   (34,733,117)
                                   -------------  -------------  -------------  -------------  -------------  -------------
Units end of year................        293,224         14,262      3,177,227      3,727,827    105,923,533    122,757,729
                                   =============  =============  =============  =============  =============  =============

                                              MIST PYRAMIS                 MIST PYRAMIS                  MIST SCHRODERS
                                            GOVERNMENT INCOME              MANAGED RISK                GLOBAL MULTI-ASSET
                                               SUBACCOUNT                   SUBACCOUNT                     SUBACCOUNT
                                     -----------------------------  ----------------------------  ----------------------------
                                          2015            2014          2015           2014            2015           2014
                                     --------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year............         165,422        137,416         87,934         41,171      2,803,157      2,274,941
Units issued and transferred
   from other funding options......         243,966        109,080        137,663         61,536        881,429      1,039,739
Units redeemed and transferred to
   other funding options...........       (102,020)       (81,074)       (18,286)       (14,773)    (1,045,385)      (511,523)
                                     --------------  -------------  -------------  -------------  -------------  -------------
Units end of year..................         307,368        165,422        207,311         87,934      2,639,201      2,803,157
                                     ==============  =============  =============  =============  =============  =============


                                              MIST SSGA                                                 MIST T. ROWE
                                        GROWTH AND INCOME ETF          MIST SSGA GROWTH ETF         PRICE MID CAP GROWTH
                                             SUBACCOUNT                     SUBACCOUNT                   SUBACCOUNT
                                     ----------------------------  ----------------------------  ----------------------------
                                          2015          2014            2015           2014          2015           2014
                                     -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year............      4,444,850      4,805,421      3,400,264      3,533,099     49,399,451     55,061,813
Units issued and transferred
   from other funding options......        185,443        388,170        431,644        642,579      5,253,891      7,492,643
Units redeemed and transferred to
   other funding options...........      (491,615)      (748,741)      (672,972)      (775,414)   (10,862,218)   (13,155,005)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..................      4,138,678      4,444,850      3,158,936      3,400,264     43,791,124     49,399,451
                                     =============  =============  =============  =============  =============  =============

                                            MIST WMC                      MSF BAILLIE                    MSF BARCLAYS
                                       LARGE CAP RESEARCH         GIFFORD INTERNATIONAL STOCK        AGGREGATE BOND INDEX
                                           SUBACCOUNT                     SUBACCOUNT                      SUBACCOUNT
                                   ----------------------------  -----------------------------  ------------------------------
                                       2015            2014           2015           2014            2015            2014
                                   -------------  -------------  -------------  --------------  --------------  --------------

Units beginning of year..........      1,632,849      1,682,265     31,149,863      34,523,112      32,084,403      35,166,715
Units issued and transferred
   from other funding options....        129,054        375,895      2,749,518       2,764,553       4,137,073       5,349,092
Units redeemed and transferred to
   other funding options.........      (435,074)      (425,311)    (6,156,416)     (6,137,802)     (6,587,308)     (8,431,404)
                                   -------------  -------------  -------------  --------------  --------------  --------------
Units end of year................      1,326,829      1,632,849     27,742,965      31,149,863      29,634,168      32,084,403
                                   =============  =============  =============  ==============  ==============  ==============


                                                MSF                       MSF BLACKROCK                 MSF BLACKROCK
                                       BLACKROCK BOND INCOME          CAPITAL APPRECIATION             LARGE CAP VALUE
                                            SUBACCOUNT                     SUBACCOUNT                    SUBACCOUNT
                                   -----------------------------  -----------------------------  ----------------------------
                                        2015           2014            2015           2014           2015            2014
                                   -------------  --------------  --------------  -------------  -------------  -------------

Units beginning of year..........     14,885,595      16,334,076      15,897,586     19,170,461     24,119,676     27,136,141
Units issued and transferred
   from other funding options....      1,243,915       1,866,724         810,809      1,124,401      1,950,540      3,727,856
Units redeemed and transferred to
   other funding options.........    (2,666,818)     (3,315,205)     (2,899,770)    (4,397,276)    (4,696,820)    (6,744,321)
                                   -------------  --------------  --------------  -------------  -------------  -------------
Units end of year................     13,462,692      14,885,595      13,808,625     15,897,586     21,373,396     24,119,676
                                   =============  ==============  ==============  =============  =============  =============

                                           MSF BLACKROCK                      MSF                          MSF
                                           MONEY MARKET             FRONTIER MID CAP GROWTH          JENNISON GROWTH
                                            SUBACCOUNT                    SUBACCOUNT                   SUBACCOUNT
                                   ----------------------------  ----------------------------  ----------------------------
                                        2015           2014          2015            2014          2015           2014
                                   -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year..........     19,586,167     24,312,164        193,362        227,192     24,233,615     28,011,321
Units issued and transferred
   from other funding options....      7,902,074     12,903,244         21,402         25,203      3,723,928      3,341,907
Units redeemed and transferred to
   other funding options.........   (10,261,949)   (17,629,241)       (52,062)       (59,033)    (5,881,670)    (7,119,613)
                                   -------------  -------------  -------------  -------------  -------------  -------------
Units end of year................     17,226,292     19,586,167        162,702        193,362     22,075,873     24,233,615
                                   =============  =============  =============  =============  =============  =============


                                           MSF LOOMIS                    MSF LOOMIS                        MSF
                                      SAYLES SMALL CAP CORE        SAYLES SMALL CAP GROWTH      MET/ARTISAN MID CAP VALUE
                                           SUBACCOUNT                    SUBACCOUNT                    SUBACCOUNT
                                   ----------------------------  ----------------------------  ----------------------------
                                       2015           2014           2015           2014           2015           2014
                                   -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year..........     15,202,871     17,829,467     15,057,281     16,983,884     24,196,924     28,625,432
Units issued and transferred
   from other funding options....        665,110        983,177      1,102,939      2,147,593      1,482,784      1,258,404
Units redeemed and transferred to
   other funding options.........    (2,725,932)    (3,609,773)    (3,236,064)    (4,074,196)    (4,127,830)    (5,686,912)
                                   -------------  -------------  -------------  -------------  -------------  -------------
Units end of year................     13,142,049     15,202,871     12,924,156     15,057,281     21,551,878     24,196,924
                                   =============  =============  =============  =============  =============  =============


(a) For the period April 28, 2014 to December 31, 2014.

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014:


                                             MSF METLIFE                    MSF METLIFE                      MSF METLIFE
                                         ASSET ALLOCATION 20            ASSET ALLOCATION 40              ASSET ALLOCATION 60
                                             SUBACCOUNT                     SUBACCOUNT                       SUBACCOUNT
                                   ------------------------------  ------------------------------  ------------------------------
                                        2015            2014            2015            2014            2015            2014
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........       4,775,040       5,660,242       9,854,354      11,364,982      33,947,563      38,014,221
Units issued and transferred
   from other funding options....         607,465         662,031         845,438       1,626,609       1,242,995       1,473,177
Units redeemed and transferred to
   other funding options.........     (1,144,254)     (1,547,233)     (2,391,233)     (3,137,237)     (6,009,069)     (5,539,835)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................       4,238,251       4,775,040       8,308,559       9,854,354      29,181,489      33,947,563
                                   ==============  ==============  ==============  ==============  ==============  ==============


                                             MSF METLIFE                    MSF METLIFE                      MSF METLIFE
                                         ASSET ALLOCATION 80            MID CAP STOCK INDEX                  STOCK INDEX
                                             SUBACCOUNT                     SUBACCOUNT                       SUBACCOUNT
                                   ------------------------------  ------------------------------  ------------------------------
                                        2015            2014            2015            2014            2015            2014
                                   --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year..........      43,837,426      46,754,770      16,872,248      19,063,379      11,389,111      12,521,936
Units issued and transferred
   from other funding options....       2,206,873       2,855,079       1,517,432       1,667,148       1,403,763       1,718,563
Units redeemed and transferred to
   other funding options.........     (6,080,505)     (5,772,423)     (3,457,920)     (3,858,279)     (2,570,893)     (2,851,388)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Units end of year................      39,963,794      43,837,426      14,931,760      16,872,248      10,221,981      11,389,111
                                   ==============  ==============  ==============  ==============  ==============  ==============


                                        MSF MFS TOTAL RETURN               MSF MFS VALUE             MSF MSCI EAFE INDEX
                                             SUBACCOUNT                     SUBACCOUNT                   SUBACCOUNT
                                     ----------------------------  ----------------------------  ----------------------------
                                         2015           2014            2015           2014          2015           2014
                                     -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year............      5,985,507      7,358,832     41,049,457     47,559,233     27,616,552     30,060,411
Units issued and transferred
   from other funding options......        459,417        609,782      3,833,222      3,946,391      3,090,055      3,353,649
Units redeemed and transferred to
   other funding options...........    (1,352,109)    (1,983,107)    (8,345,060)   (10,456,167)    (4,971,141)    (5,797,508)
                                     -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..................      5,092,815      5,985,507     36,537,619     41,049,457     25,735,466     27,616,552
                                     =============  =============  =============  =============  =============  =============


                                                 MSF                                                        MSF T.
                                      NEUBERGER BERMAN GENESIS         MSF RUSSELL 2000 INDEX     ROWE PRICE LARGE CAP GROWTH
                                             SUBACCOUNT                      SUBACCOUNT                   SUBACCOUNT
                                     ----------------------------  -----------------------------  ----------------------------
                                         2015           2014            2015            2014          2015           2014
                                     -------------  -------------  --------------  -------------  -------------  -------------

Units beginning of year............     37,570,344     44,237,122      15,415,616     17,763,527     29,309,827     33,495,559
Units issued and transferred
   from other funding options......      1,356,375      2,459,922       1,118,419      1,896,996      4,204,109      4,766,249
Units redeemed and transferred to
   other funding options...........    (6,591,285)    (9,126,700)     (2,852,036)    (4,244,907)    (7,757,727)    (8,951,981)
                                     -------------  -------------  --------------  -------------  -------------  -------------
Units end of year..................     32,335,434     37,570,344      13,681,999     15,415,616     25,756,209     29,309,827
                                     =============  =============  ==============  =============  =============  =============

                                                                          MSF WESTERN                    MSF WESTERN
                                            MSF T. ROWE                ASSET MANAGEMENT               ASSET MANAGEMENT
                                      PRICE SMALL CAP GROWTH     STRATEGIC BOND OPPORTUNITIES          U.S. GOVERNMENT
                                            SUBACCOUNT                    SUBACCOUNT                     SUBACCOUNT
                                   ----------------------------  -----------------------------  ----------------------------
                                        2015           2014           2015           2014            2015           2014
                                   -------------  -------------  -------------  -------------   -------------  -------------

Units beginning of year..........      9,061,974     10,399,904     29,728,141     33,895,692      34,254,156     38,768,390
Units issued and transferred
   from other funding options....      1,628,591      1,828,114      2,120,329      2,688,751       2,601,194      3,869,816
Units redeemed and transferred to
   other funding options.........    (2,175,568)    (3,166,044)    (5,799,025)    (6,856,302)     (7,470,040)    (8,384,050)
                                   -------------  -------------  -------------  -------------   -------------  -------------
Units end of year................      8,514,997      9,061,974     26,049,445     29,728,141      29,385,310     34,254,156
                                   =============  =============  =============  =============   =============  =============



                                              MSF WMC                       MSF WMC
                                             BALANCED              CORE EQUITY OPPORTUNITIES
                                            SUBACCOUNT                    SUBACCOUNT
                                   ----------------------------  ----------------------------
                                        2015           2014           2015           2014
                                   -------------  -------------  -------------  -------------

Units beginning of year..........        143,973        165,341     53,857,693     65,387,642
Units issued and transferred
   from other funding options....         22,049         29,043      2,008,239      2,537,861
Units redeemed and transferred to
   other funding options.........       (31,275)       (50,411)   (10,131,381)   (14,067,810)
                                   -------------  -------------  -------------  -------------
Units end of year................        134,747        143,973     45,734,551     53,857,693
                                   =============  =============  =============  =============


(a) For the period April 28, 2014 to December 31, 2014.

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS


The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Subaccounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund or portfolio, for the respective stated periods in the five years ended December 31, 2015:

                                                      AS OF DECEMBER 31
                                      -------------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO            NET
                                          UNITS         HIGHEST ($)       ASSETS ($)
                                      -------------  -----------------  ---------------
  American Funds Bond           2015      1,799,791     14.62 - 17.79        31,237,104
     Subaccount                 2014      2,054,115     14.94 - 17.99        36,076,315
                                2013      2,325,977     14.54 - 17.33        39,394,102
                                2012      2,648,283     15.23 - 17.96        46,517,891
                                2011      2,799,117     14.82 - 17.28        47,375,496

  American Funds Global Small   2015     28,194,373       3.02 - 3.64       100,294,411
     Capitalization Subaccount  2014     32,159,842       3.09 - 3.68       115,675,747
                                2013     37,330,513       3.10 - 3.65       133,338,396
                                2012     43,461,938       2.48 - 2.89       122,725,393
                                2011     47,555,817       2.15 - 2.48       115,235,673

  American Funds Growth         2015     12,820,721      5.04 - 24.92       307,490,605
     Subaccount                 2014     15,076,987      5.02 - 23.64       342,821,576
                                2013     18,042,900     16.14 - 22.10       382,996,019
                                2012     21,177,181     12.71 - 17.22       350,147,074
                                2011     23,960,658     11.05 - 14.82       340,137,197

  American Funds                2015     11,701,397     12.06 - 16.85       189,038,388
     Growth-Income Subaccount   2014     13,498,190     12.18 - 16.85       217,950,996
                                2013     16,134,770     11.28 - 15.44       238,636,393
                                2012     18,665,471      8.66 - 11.73       209,539,656
                                2011     21,480,195      7.55 - 10.13       207,680,427

  MIST AB Global Dynamic        2015        363,522     11.85 - 12.30         4,442,798
     Allocation Subaccount      2014        344,386     12.02 - 12.37         4,238,825
     (Commenced 4/30/2012)      2013        340,220     11.41 - 11.66         3,949,619
                                2012        196,834     10.47 - 10.61         2,082,890

  MIST Allianz Global           2015        307,914       1.01 - 1.02           313,829
     Investors Dynamic          2014         94,142              1.04            98,051
     Multi-Asset Plus Subaccount
     (Commenced 4/28/2014)

  MIST American Funds           2015     12,313,704     12.16 - 13.04       159,128,547
     Balanced Allocation        2014     13,651,619     12.50 - 13.28       179,851,168
     Subaccount                 2013     14,440,158     12.04 - 12.67       181,618,195
                                2012     14,899,727     10.36 - 10.81       160,100,268
                                2011     15,069,191       9.32 - 9.63       144,479,630

  MIST American Funds Growth    2015     24,572,520     12.29 - 13.07       318,621,059
     Allocation Subaccount      2014     25,618,554     12.63 - 13.32       338,829,244
                                2013     26,207,533     12.03 - 12.67       329,912,452
                                2012     27,533,118      9.82 - 10.24       280,493,850
                                2011     27,018,254       8.63 - 8.92       239,966,279

                                                FOR THE YEAR ENDED DECEMBER 31
                                      ----------------------------------------------------
                                      INVESTMENT(1)   EXPENSE RATIO(2)    TOTAL RETURN(3)
                                         INCOME           LOWEST TO          LOWEST TO
                                        RATIO (%)        HIGHEST (%)        HIGHEST (%)
                                      -------------  -----------------  ------------------
  American Funds Bond           2015       1.59         1.15 - 2.20        (2.15) - (1.12)
     Subaccount                 2014       1.87         1.40 - 2.45            2.73 - 3.81
                                2013       1.71         1.40 - 2.45        (4.53) - (3.52)
                                2012       2.47         1.15 - 2.20            2.81 - 3.90
                                2011       2.97         1.15 - 2.20            3.54 - 4.63

  American Funds Global Small   2015         --         1.15 - 2.20        (2.16) - (1.08)
     Capitalization Subaccount  2014       0.12         1.35 - 2.45          (0.35) - 0.75
                                2013       0.87         1.35 - 2.45          25.18 - 26.56
                                2012       1.34         1.15 - 2.20          15.30 - 16.59
                                2011       1.33         1.15 - 2.20      (21.09) - (20.23)

  American Funds Growth         2015       0.57         1.15 - 2.20            0.40 - 5.43
     Subaccount                 2014       0.75         1.35 - 2.45            1.96 - 7.05
                                2013       0.91         1.35 - 2.45          26.95 - 28.36
                                2012       0.78         1.15 - 2.20          15.02 - 16.30
                                2011       0.60         1.15 - 2.20        (6.59) - (5.56)

  American Funds                2015       1.26         1.15 - 2.20          (1.00) - 0.09
     Growth-Income Subaccount   2014       1.23         1.35 - 2.45            7.96 - 9.15
                                2013       1.32         1.35 - 2.45          30.27 - 31.71
                                2012       1.57         1.15 - 2.20          14.62 - 15.90
                                2011       1.49         1.15 - 2.20        (4.20) - (3.14)

  MIST AB Global Dynamic        2015       3.14         1.15 - 1.95        (1.36) - (0.57)
     Allocation Subaccount      2014       1.87         1.15 - 1.95            5.28 - 6.12
     (Commenced 4/30/2012)      2013       1.09         1.15 - 1.95            9.00 - 9.88
                                2012         --         1.15 - 1.95            3.03 - 3.59

  MIST Allianz Global           2015       1.22         1.15 - 1.60        (2.56) - (2.12)
     Investors Dynamic          2014       0.40         1.15 - 1.35            4.40 - 4.55
     Multi-Asset Plus Subaccount
     (Commenced 4/28/2014)

  MIST American Funds           2015       1.40         1.15 - 2.05        (2.72) - (1.84)
     Balanced Allocation        2014       1.27         1.15 - 2.05            3.90 - 4.84
     Subaccount                 2013       1.36         1.15 - 2.05          16.13 - 17.18
                                2012       1.69         1.15 - 2.05          11.21 - 12.22
                                2011       1.30         1.15 - 2.05        (4.12) - (3.24)

  MIST American Funds Growth    2015       1.31         1.15 - 1.95        (2.67) - (1.89)
     Allocation Subaccount      2014       1.04         1.15 - 1.95            4.33 - 5.17
                                2013       1.01         1.15 - 2.05          22.57 - 23.68
                                2012       1.19         1.15 - 2.05          13.79 - 14.82
                                2011       1.11         1.15 - 2.05        (6.66) - (5.82)

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31
                                     ---------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO          NET
                                         UNITS        HIGHEST ($)     ASSETS ($)
                                     ------------  ---------------  --------------
  MIST American Funds          2015     9,654,055    12.03 - 12.79     122,657,953
     Moderate Allocation       2014    10,743,062    12.35 - 13.03     139,175,091
     Subaccount                2013    11,404,147    11.87 - 12.43     140,991,815
                               2012    12,324,435    10.62 - 11.07     135,901,256
                               2011    12,948,597     9.78 - 10.11     130,383,950

  MIST AQR Global Risk         2015       789,827     9.81 - 10.19       8,013,998
     Balanced Subaccount       2014     1,109,941    11.07 - 11.40      12,605,187
     (Commenced 4/30/2012)     2013     1,011,287    10.78 - 11.09      11,175,438
                               2012       878,635    11.40 - 11.61      10,173,769

  MIST BlackRock Global        2015       685,840    11.23 - 11.66       7,948,746
     Tactical Strategies       2014       727,216    11.36 - 11.81       8,539,602
     Subaccount                2013       714,637    10.96 - 11.28       8,021,650
     (Commenced 4/30/2012)     2012       585,832    10.16 - 10.34       6,042,380

  MIST Clarion Global Real     2015     3,011,290    16.66 - 18.83      55,937,426
     Estate Subaccount         2014     3,481,040    17.27 - 19.32      66,325,358
                               2013     3,977,435    15.59 - 17.26      67,667,220
                               2012     4,340,517    15.39 - 16.86      72,167,457
                               2011     4,730,504    12.49 - 13.54      63,228,091

  MIST ClearBridge Aggressive  2015    54,839,983      0.97 - 1.50      75,223,591
     Growth Subaccount         2014    60,219,466      1.03 - 1.58      86,973,052
                               2013    28,755,511      0.87 - 1.34      33,957,658
                               2012    27,612,841      0.61 - 0.93      22,188,833
                               2011    31,024,670      0.53 - 0.80      21,133,384

  MIST Harris Oakmark          2015    42,566,089      2.16 - 2.54     105,245,535
     International Subaccount  2014    45,417,654      2.31 - 2.69     119,014,081
                               2013    49,947,770      2.51 - 2.89     140,495,093
                               2012    56,246,801      1.96 - 2.23     122,637,423
                               2011    61,874,195      1.55 - 1.75     105,629,994

  MIST Invesco Balanced-Risk   2015     4,193,200      1.01 - 1.04       4,365,634
     Allocation Subaccount     2014     5,340,435      1.08 - 1.10       5,871,839
     (Commenced 4/30/2012)     2013     5,179,224      1.04 - 1.06       5,459,889
                               2012     5,584,823      1.04 - 1.05       5,857,058

  MIST Invesco Mid Cap Value   2015    16,016,570      2.83 - 3.39      53,128,059
     Subaccount                2014    17,872,501      3.18 - 3.77      65,871,436
     (Commenced 4/30/2012)     2013    21,359,994      2.96 - 3.47      72,645,514
                               2012    24,433,157      2.32 - 2.70      64,474,453

  MIST Invesco Small Cap       2015     3,632,938      2.35 - 2.67       9,509,330
     Growth Subaccount         2014     4,346,144      2.44 - 2.75      11,715,000
                               2013     5,067,816      2.31 - 2.58      12,796,786
                               2012     5,171,776      1.68 - 1.86       9,438,989
                               2011     5,813,521      1.45 - 1.59       9,072,306

  MIST JPMorgan Global Active  2015     4,223,944      1.18 - 1.22       5,120,603
     Allocation Subaccount     2014     3,725,346      1.19 - 1.22       4,530,802
     (Commenced 4/30/2012)     2013     3,454,086      1.14 - 1.15       3,975,793
                               2012     1,391,913             1.05       1,462,127

                                               FOR THE YEAR ENDED DECEMBER 31
                                     --------------------------------------------------
                                     INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                        INCOME          LOWEST TO          LOWEST TO
                                       RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                     -------------  ----------------  -----------------
  MIST American Funds          2015       1.49        1.15 - 1.95       (2.64) - (1.86)
     Moderate Allocation       2014       1.45        1.15 - 1.95           4.05 - 4.88
     Subaccount                2013       1.64        1.15 - 1.95         11.33 - 12.22
                               2012       2.04        1.15 - 2.05           8.58 - 9.57
                               2011       1.57        1.15 - 2.05       (1.84) - (0.96)

  MIST AQR Global Risk         2015       5.58        1.15 - 1.95     (11.32) - (10.61)
     Balanced Subaccount       2014         --        1.15 - 1.95           1.99 - 2.81
     (Commenced 4/30/2012)     2013       2.08        1.15 - 2.20       (5.49) - (4.50)
                               2012         --        1.15 - 2.20           3.10 - 3.83

  MIST BlackRock Global        2015       1.54        1.15 - 1.95       (2.04) - (1.25)
     Tactical Strategies       2014       1.06        1.15 - 2.20           3.61 - 4.70
     Subaccount                2013       1.39        1.15 - 2.20           7.91 - 9.05
     (Commenced 4/30/2012)     2012         --        1.15 - 2.20           2.69 - 3.41

  MIST Clarion Global Real     2015       3.78        1.15 - 2.20       (3.55) - (2.53)
     Estate Subaccount         2014       1.61        1.15 - 2.20         10.80 - 11.97
                               2013       6.91        1.15 - 2.20           1.29 - 2.36
                               2012       2.07        1.15 - 2.20         23.23 - 24.54
                               2011       3.94        1.15 - 2.20       (7.63) - (6.67)

  MIST ClearBridge Aggressive  2015       0.25        1.15 - 2.20       (6.13) - (5.08)
     Growth Subaccount         2014       0.09        1.15 - 2.20         16.31 - 17.58
                               2013       0.27        1.15 - 2.20         42.44 - 44.18
                               2012       0.09        1.15 - 2.20         15.92 - 17.21
                               2011         --        1.15 - 2.20         (9.74) - 2.05

  MIST Harris Oakmark          2015       3.01        1.15 - 2.20       (6.60) - (5.55)
     International Subaccount  2014       2.45        1.15 - 2.20       (7.84) - (6.74)
                               2013       2.55        1.15 - 2.20         27.65 - 29.15
                               2012       1.63        1.15 - 2.20         26.43 - 27.79
                               2011         --        1.15 - 2.20     (16.14) - (15.10)

  MIST Invesco Balanced-Risk   2015       2.71        1.15 - 1.95       (6.06) - (5.30)
     Allocation Subaccount     2014         --        1.15 - 1.95           3.54 - 4.37
     (Commenced 4/30/2012)     2013         --        1.15 - 1.95         (0.11) - 0.70
                               2012       0.57        1.15 - 1.95           3.31 - 3.86

  MIST Invesco Mid Cap Value   2015       0.46        1.15 - 2.20     (10.96) - (10.02)
     Subaccount                2014       0.48        1.15 - 2.20           7.26 - 8.39
     (Commenced 4/30/2012)     2013       0.73        1.15 - 2.20         27.47 - 28.82
                               2012         --        1.15 - 2.20           1.74 - 2.47

  MIST Invesco Small Cap       2015         --        1.15 - 2.05       (3.70) - (2.83)
     Growth Subaccount         2014         --        1.15 - 2.05           5.72 - 6.68
                               2013       0.22        1.15 - 2.05         37.33 - 38.57
                               2012         --        1.15 - 2.05         15.82 - 16.87
                               2011         --        1.15 - 2.05       (3.07) - (2.21)

  MIST JPMorgan Global Active  2015       2.76        1.15 - 1.95       (1.05) - (0.26)
     Allocation Subaccount     2014       1.12        1.15 - 1.95           4.91 - 5.75
     (Commenced 4/30/2012)     2013       0.09        1.15 - 1.95           8.84 - 9.72
                               2012       0.75        1.15 - 1.95           3.30 - 3.85

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                        AS OF DECEMBER 31
                                         -----------------------------------------------
                                                           UNIT VALUE
                                                            LOWEST TO           NET
                                             UNITS         HIGHEST ($)      ASSETS ($)
                                         -------------  ----------------  --------------
  MIST Loomis Sayles Global       2015        532,833      1.46 - 14.86        7,123,043
     Markets Subaccount           2014        584,314      1.47 - 14.85        7,804,547
     (Commenced 4/29/2013)        2013        612,874     13.67 - 14.52        8,800,808

  MIST Lord Abbett Bond           2015     22,312,177       2.41 - 2.94       63,989,002
     Debenture Subaccount         2014     25,791,336       2.52 - 3.04       76,461,675
                                  2013     29,505,951       2.46 - 2.93       84,414,917
                                  2012     31,915,666       2.33 - 2.75       85,512,191
                                  2011     35,558,398       2.11 - 2.46       85,351,971

  MIST Met/Franklin Low           2015        981,341       9.61 - 9.91        9,666,742
     Duration Total Return        2014      1,000,480      9.76 - 10.09       10,040,845
     Subaccount                   2013      1,070,341      9.86 - 10.10       10,762,551
     (Commenced 5/2/2011)         2012        134,808      9.94 - 10.10        1,358,619
                                  2011         79,180       9.72 - 9.78          773,691

  MIST MetLife Asset              2015      1,602,470     14.46 - 15.75       24,955,510
     Allocation 100 Subaccount    2014      1,763,916     14.68 - 16.25       28,342,417
     (Commenced 5/2/2011)         2013      2,094,855     14.28 - 15.65       32,390,256
                                  2012      2,326,171     11.27 - 12.22       28,109,733
                                  2011      2,686,933      9.87 - 10.59       28,160,379

  MIST MetLife Balanced Plus      2015      1,507,821     11.76 - 12.21       18,270,651
     Subaccount                   2014      1,622,023     12.50 - 12.88       20,771,779
     (Commenced 4/30/2012)        2013      1,283,328     11.63 - 11.88       15,182,172
                                  2012        367,388     10.37 - 10.51        3,849,521

  MIST MetLife Multi-Index        2015        430,933     11.70 - 11.94        5,127,702
     Targeted Risk Subaccount     2014        233,841     12.06 - 12.23        2,855,092
     (Commenced 4/29/2013)        2013         51,281     11.24 - 11.32          579,432

  MIST MFS Research               2015     31,870,645       1.36 - 1.61       50,561,126
     International Subaccount     2014     35,082,889       1.42 - 1.66       57,350,296
                                  2013     38,428,828       1.56 - 1.81       68,276,242
                                  2012     42,650,041       1.34 - 1.53       64,290,997
                                  2011     45,620,906       1.17 - 1.33       59,621,551

  MIST Morgan Stanley Mid Cap     2015      6,752,826       1.63 - 1.98       13,063,319
     Growth Subaccount            2014      7,475,690       1.75 - 2.11       15,403,174
                                  2013      8,415,324       1.77 - 2.11       17,352,268
                                  2012     10,129,294       1.30 - 1.54       15,201,233
                                  2011     11,262,845       1.22 - 1.42       15,633,841

  MIST Oppenheimer Global         2015        872,567     22.44 - 27.35       23,400,267
     Equity Subaccount            2014        966,620     22.07 - 26.62       25,199,517
                                  2013      1,083,733     22.09 - 26.36       27,920,840
                                  2012      1,026,930     17.76 - 20.98       21,023,383
                                  2011      1,065,791     14.99 - 17.51       18,224,703

  MIST PanAgora Global            2015        293,224              0.97          284,111
     Diversified Risk Subaccount  2014         14,262              1.04           14,785
     (Commenced 4/28/2014)



                                                   FOR THE YEAR ENDED DECEMBER 31
                                         --------------------------------------------------
                                         INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                            INCOME          LOWEST TO          LOWEST TO
                                           RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                         -------------  ----------------  -----------------
  MIST Loomis Sayles Global       2015        1.57        1.15 - 1.95         (0.73) - 0.07
     Markets Subaccount           2014        2.18        1.15 - 2.20           1.22 - 2.28
     (Commenced 4/29/2013)        2013          --        1.15 - 2.20          9.95 - 10.74

  MIST Lord Abbett Bond           2015        5.44        1.15 - 2.20       (4.30) - (3.29)
     Debenture Subaccount         2014        5.67        1.15 - 2.20           2.55 - 3.63
                                  2013        6.62        1.15 - 2.20           5.63 - 6.74
                                  2012        7.19        1.15 - 2.20         10.48 - 11.65
                                  2011        6.07        1.15 - 2.20           2.18 - 3.27

  MIST Met/Franklin Low           2015        3.06        1.15 - 1.80       (2.40) - (1.76)
     Duration Total Return        2014        2.05        1.15 - 2.05       (0.99) - (0.10)
     Subaccount                   2013        0.94        1.15 - 2.05         (0.89) - 0.00
     (Commenced 5/2/2011)         2012        1.78        1.15 - 2.05           2.27 - 3.20
                                  2011          --        1.15 - 2.05       (2.63) - (2.04)

  MIST MetLife Asset              2015        1.28        1.15 - 1.95       (3.90) - (3.13)
     Allocation 100 Subaccount    2014        0.74        1.15 - 2.20           2.80 - 3.89
     (Commenced 5/2/2011)         2013        0.73        1.15 - 2.20         26.69 - 28.03
                                  2012        0.64        1.15 - 2.20         14.19 - 15.40
                                  2011          --        1.15 - 2.20     (14.81) - (14.22)

  MIST MetLife Balanced Plus      2015        2.19        1.15 - 1.95       (5.94) - (5.18)
     Subaccount                   2014        1.58        1.15 - 1.95           7.53 - 8.39
     (Commenced 4/30/2012)        2013        0.83        1.15 - 1.95         12.15 - 13.05
                                  2012          --        1.15 - 1.95           4.25 - 4.82

  MIST MetLife Multi-Index        2015        1.14        1.15 - 1.80       (2.97) - (2.34)
     Targeted Risk Subaccount     2014          --        1.15 - 1.80           7.31 - 8.01
     (Commenced 4/29/2013)        2013        0.44        1.15 - 1.80           4.28 - 4.74

  MIST MFS Research               2015        2.70        1.15 - 2.20       (3.91) - (2.90)
     International Subaccount     2014        2.24        1.15 - 2.20       (8.97) - (8.01)
                                  2013        2.58        1.15 - 2.20         16.66 - 17.89
                                  2012        1.90        1.15 - 2.20         14.16 - 15.37
                                  2011        1.90        1.15 - 2.20     (12.68) - (11.70)

  MIST Morgan Stanley Mid Cap     2015          --        1.15 - 2.20       (7.09) - (6.11)
     Growth Subaccount            2014          --        1.15 - 2.20       (1.18) - (0.14)
                                  2013        0.64        1.15 - 2.20         36.00 - 37.43
                                  2012          --        1.15 - 2.20           6.89 - 8.03
                                  2011        0.60        1.15 - 2.20       (8.89) - (8.01)

  MIST Oppenheimer Global         2015        0.94        1.15 - 2.20           1.67 - 2.75
     Equity Subaccount            2014        0.84        1.05 - 2.10         (0.08) - 0.97
                                  2013        1.61        1.15 - 2.20         24.35 - 25.66
                                  2012        1.38        1.15 - 2.20         18.53 - 19.78
                                  2011        1.86        1.15 - 2.20      (10.39) - (9.45)

  MIST PanAgora Global            2015        0.29        1.15 - 1.35       (6.74) - (6.56)
     Diversified Risk Subaccount  2014        0.26               1.25                  3.68
     (Commenced 4/28/2014)



          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                     AS OF DECEMBER 31
                                      ---------------------------------------------
                                                       UNIT VALUE
                                                        LOWEST TO           NET
                                          UNITS        HIGHEST ($)      ASSETS ($)
                                      ------------  ----------------  -------------
  MIST PIMCO Inflation          2015     3,177,227     12.73 - 14.54     45,457,474
     Protected Bond Subaccount  2014     3,727,827     13.43 - 15.18     55,660,905
                                2013     4,389,955     13.35 - 14.93     64,470,336
                                2012     5,518,601     15.04 - 16.64     90,359,849
                                2011     5,334,723     14.09 - 15.43     81,033,029

  MIST PIMCO Total Return       2015   105,923,533       1.56 - 1.83    190,048,473
     Subaccount                 2014   122,757,729       1.60 - 1.85    222,814,774
                                2013   143,046,103       1.57 - 1.79    252,169,121
                                2012   154,390,105       1.63 - 1.85    280,763,140
                                2011   163,281,881       1.53 - 1.71    274,968,399

  MIST Pyramis Government       2015       307,368     10.54 - 10.95      3,339,146
     Income Subaccount          2014       165,422     10.70 - 11.02      1,808,773
     (Commenced 4/30/2012)      2013       137,416     10.15 - 10.37      1,416,691
                                2012        98,388     10.84 - 10.99      1,078,256

  MIST Pyramis Managed Risk     2015       207,311     11.10 - 11.29      2,335,480
     Subaccount                 2014        87,934     11.44 - 11.57      1,015,117
     (Commenced 4/29/2013)      2013        41,171     10.74 - 10.77        443,128

  MIST Schroders Global         2015     2,639,201       1.18 - 1.22      3,196,224
     Multi-Asset Subaccount     2014     2,803,157       1.21 - 1.24      3,468,177
     (Commenced 4/30/2012)      2013     2,274,941       1.15 - 1.16      2,644,387
                                2012     1,242,122       1.06 - 1.07      1,328,035

  MIST SSGA Growth and Income   2015     4,138,678     13.75 - 14.93     61,256,022
     ETF Subaccount             2014     4,444,850     14.31 - 15.41     67,926,805
                                2013     4,805,421     13.79 - 14.73     70,251,765
                                2012     5,112,036     12.45 - 13.19     66,981,641
                                2011     4,933,140     11.25 - 11.83     57,980,746

  MIST SSGA Growth ETF          2015     3,158,936     13.58 - 14.74     46,182,726
     Subaccount                 2014     3,400,264     14.04 - 15.26     51,467,013
                                2013     3,533,099     13.60 - 14.65     51,363,420
                                2012     3,096,331     11.76 - 12.55     38,545,404
                                2011     2,798,405     10.44 - 11.04     30,656,396

  MIST T. Rowe Price Mid Cap    2015    43,791,124       1.59 - 1.86     80,078,060
     Growth Subaccount          2014    49,399,451       1.53 - 1.77     85,709,579
                                2013    55,061,813       1.38 - 1.58     85,764,588
                                2012    63,335,359       1.04 - 1.17     73,147,138
                                2011    67,968,899       0.93 - 1.04     69,911,886

  MIST WMC Large Cap Research   2015     1,326,829      8.53 - 11.62     14,815,754
     Subaccount                 2014     1,632,849      8.34 - 11.25     17,639,903
                                2013     1,682,265      7.28 - 10.03     16,194,897
                                2012     1,978,362       5.54 - 7.55     14,314,469
                                2011     2,110,610       4.99 - 6.74     13,594,636

  MSF Baillie Gifford           2015    27,742,965       1.13 - 1.43     38,235,379
     International Stock        2014    31,149,863       1.17 - 1.48     44,356,217
     Subaccount                 2013    34,523,112       1.19 - 1.54     51,433,878
                                2012    38,951,302       1.06 - 1.35     50,921,452
                                2011    41,910,841       0.91 - 1.15     46,402,957

                                                 FOR THE YEAR ENDED DECEMBER 31
                                      --------------------------------------------------
                                      INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                         INCOME          LOWEST TO          LOWEST TO
                                        RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                      -------------  ----------------  -----------------
  MIST PIMCO Inflation          2015       4.91        1.15 - 2.20       (5.22) - (4.22)
     Protected Bond Subaccount  2014       1.54        1.15 - 2.20           0.65 - 1.72
                                2013       2.27        1.15 - 2.20     (11.25) - (10.31)
                                2012       2.98        1.15 - 2.20           6.74 - 7.88
                                2011       1.65        1.15 - 2.20           8.73 - 9.87

  MIST PIMCO Total Return       2015       5.27        1.15 - 2.20       (2.17) - (1.14)
     Subaccount                 2014       2.36        1.15 - 2.20           1.92 - 3.00
                                2013       4.23        1.15 - 2.20       (4.05) - (3.04)
                                2012       3.14        1.15 - 2.20           6.88 - 8.02
                                2011       2.74        1.15 - 2.20           0.92 - 2.03

  MIST Pyramis Government       2015       1.91        1.15 - 1.95       (1.51) - (0.72)
     Income Subaccount          2014       2.22        1.15 - 1.95           5.48 - 6.33
     (Commenced 4/30/2012)      2013       1.81        1.15 - 1.95       (6.36) - (5.61)
                                2012         --        1.15 - 1.95           1.17 - 1.72

  MIST Pyramis Managed Risk     2015       0.69        1.15 - 1.80       (3.01) - (2.38)
     Subaccount                 2014         --        1.15 - 1.80           6.70 - 7.40
     (Commenced 4/29/2013)      2013       1.22        1.15 - 1.60           5.12 - 5.43

  MIST Schroders Global         2015       0.95        1.15 - 1.95       (2.79) - (2.01)
     Multi-Asset Subaccount     2014       1.22        1.15 - 1.95           5.66 - 6.51
     (Commenced 4/30/2012)      2013       0.01        1.15 - 1.95           7.98 - 8.85
                                2012       1.54        1.15 - 1.95           5.29 - 5.86

  MIST SSGA Growth and Income   2015       2.29        1.15 - 1.95       (3.86) - (3.08)
     ETF Subaccount             2014       2.22        1.15 - 1.95           3.77 - 4.60
                                2013       2.50        1.15 - 1.95         10.75 - 11.64
                                2012       2.36        1.15 - 1.95         10.66 - 11.55
                                2011       1.72        1.15 - 1.95       (0.89) - (0.09)

  MIST SSGA Growth ETF          2015       2.04        1.15 - 1.95       (4.20) - (3.43)
     Subaccount                 2014       1.90        1.15 - 2.05           3.24 - 4.17
                                2013       2.07        1.15 - 2.05         15.68 - 16.72
                                2012       1.92        1.15 - 2.05         12.69 - 13.71
                                2011       1.50        1.15 - 2.05       (4.12) - (3.25)

  MIST T. Rowe Price Mid Cap    2015         --        1.15 - 2.20           4.35 - 5.45
     Growth Subaccount          2014         --        1.15 - 2.20         10.32 - 11.49
                                2013       0.21        1.15 - 2.20         33.61 - 35.02
                                2012         --        1.15 - 2.20         11.20 - 12.38
                                2011         --        1.15 - 2.20       (3.72) - (2.70)

  MIST WMC Large Cap Research   2015       0.71        1.15 - 2.10           2.32 - 3.30
     Subaccount                 2014       0.72        1.07 - 2.02         11.15 - 12.21
                                2013       1.26        1.15 - 2.20         31.36 - 32.75
                                2012       1.02        1.15 - 2.20         10.93 - 12.11
                                2011       0.97        1.15 - 2.20       (1.92) - (0.88)

  MSF Baillie Gifford           2015       1.52        1.15 - 2.10       (4.18) - (3.27)
     International Stock        2014       1.30        1.15 - 2.10       (5.30) - (4.30)
     Subaccount                 2013       1.49        1.15 - 2.20         12.63 - 13.99
                                2012       1.20        1.15 - 2.20         16.76 - 18.02
                                2011       1.67        1.15 - 2.20     (21.92) - (20.88)

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                   AS OF DECEMBER 31
                                     ---------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO          NET
                                         UNITS        HIGHEST ($)     ASSETS ($)
                                     ------------  ---------------  --------------
  MSF Barclays Aggregate Bond  2015    29,634,168      1.51 - 1.73      50,066,734
     Index Subaccount          2014    32,084,403      1.47 - 1.75      54,897,351
                               2013    35,166,715      1.43 - 1.68      57,720,818
                               2012    37,737,914      1.50 - 1.74      64,276,772
                               2011    41,140,697      1.48 - 1.70      68,410,882

  MSF BlackRock Bond Income    2015    13,462,692      4.91 - 6.57      84,177,107
     Subaccount                2014    14,885,595      4.99 - 6.62      93,750,166
                               2013    16,334,076      4.70 - 6.26      97,412,829
                               2012    18,015,817      4.64 - 6.40     109,634,389
                               2011    20,258,164      4.42 - 6.03     116,124,890

  MSF BlackRock Capital        2015    13,808,625      2.50 - 5.07      68,080,443
     Appreciation Subaccount   2014    15,897,586      2.39 - 4.83      74,762,622
                               2013    19,170,461      2.22 - 4.50      83,923,630
                               2012    22,736,619      1.68 - 3.39      75,225,794
                               2011    25,606,594      1.49 - 3.01      75,112,353

  MSF BlackRock Large Cap      2015    21,373,396      1.45 - 1.70      35,427,902
     Value Subaccount          2014    24,119,676      1.59 - 1.83      43,113,362
                               2013    27,136,141      1.48 - 1.69      44,710,234
                               2012    28,641,252      1.15 - 1.30      36,219,149
                               2011    29,054,587      1.03 - 1.15      32,643,434

  MSF BlackRock Money Market   2015    17,226,292      1.82 - 2.35      38,765,108
     Subaccount                2014    19,586,167      1.71 - 2.39      44,665,731
                               2013    24,312,164      1.75 - 2.42      56,018,696
                               2012    27,081,624      1.79 - 2.45      63,129,311
                               2011    32,962,909      1.83 - 2.48      77,539,481

  MSF Frontier Mid Cap Growth  2015       162,702    56.43 - 72.40      11,299,529
     Subaccount                2014       193,362    53.93 - 71.38      13,173,590
                               2013       227,192    49.72 - 65.12      14,115,648
                               2012       259,318    38.38 - 49.74      12,302,094
                               2011       291,452    35.45 - 45.46      12,638,101

  MSF Jennison Growth          2015    22,075,873      0.82 - 0.96      20,604,963
     Subaccount                2014    24,233,615      0.76 - 0.88      20,690,541
                               2013    28,011,321      0.70 - 0.81      22,243,582
                               2012    34,186,891      0.53 - 0.60      20,116,086
                               2011    21,572,678      0.47 - 0.53      11,125,749

  MSF Loomis Sayles Small Cap  2015    13,142,049      4.60 - 5.88      74,762,807
     Core Subaccount           2014    15,202,871      4.78 - 6.04      88,938,080
                               2013    17,829,467      4.72 - 5.90     101,863,059
                               2012    20,692,464      3.43 - 4.24      84,979,664
                               2011    23,529,947      3.07 - 3.75      85,523,533

  MSF Loomis Sayles Small Cap  2015    12,924,156      1.54 - 1.79      22,790,813
     Growth Subaccount         2014    15,057,281      1.55 - 1.79      26,507,182
                               2013    16,983,884      1.57 - 1.79      29,937,334
                               2012    19,740,364      1.08 - 1.22      23,754,198
                               2011    22,109,100      1.00 - 1.11      24,268,255

                                               FOR THE YEAR ENDED DECEMBER 31
                                     --------------------------------------------------
                                     INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                        INCOME          LOWEST TO          LOWEST TO
                                       RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                     -------------  ----------------  -----------------
  MSF Barclays Aggregate Bond  2015       2.73        1.15 - 1.95       (1.84) - (1.05)
     Index Subaccount          2014       2.86        1.15 - 2.20           3.18 - 4.27
                               2013       3.46        1.15 - 2.20       (4.65) - (3.65)
                               2012       3.59        1.15 - 2.20           1.36 - 2.43
                               2011       3.45        1.15 - 2.20           4.97 - 6.06

  MSF BlackRock Bond Income    2015       3.67        1.15 - 2.00       (1.65) - (0.76)
     Subaccount                2014       3.32        1.15 - 2.00           4.69 - 5.65
                               2013       3.89        1.15 - 2.05       (3.02) - (2.10)
                               2012       2.58        1.15 - 2.20           4.94 - 6.10
                               2011       3.84        1.15 - 2.20           4.00 - 5.13

  MSF BlackRock Capital        2015         --        1.15 - 2.10           3.86 - 4.89
     Appreciation Subaccount   2014       0.03        1.15 - 2.20           6.27 - 7.50
                               2013       0.75        1.15 - 2.20         30.99 - 32.51
                               2012       0.22        1.15 - 2.20         11.58 - 12.86
                               2011       0.12        1.15 - 2.20     (11.14) - (10.08)

  MSF BlackRock Large Cap      2015       1.59        1.15 - 2.20       (8.22) - (7.14)
     Value Subaccount          2014       1.10        1.15 - 2.20           7.31 - 8.53
                               2013       1.18        1.15 - 2.20         28.88 - 30.38
                               2012       1.44        1.15 - 2.20         11.48 - 12.83
                               2011       0.96        1.15 - 2.20         (0.19) - 0.97

  MSF BlackRock Money Market   2015         --        1.15 - 1.95       (1.93) - (1.14)
     Subaccount                2014         --        1.15 - 2.20       (2.18) - (1.14)
                               2013         --        1.15 - 2.20       (2.18) - (1.14)
                               2012         --        1.15 - 2.20       (2.19) - (1.15)
                               2011         --        1.15 - 2.20       (2.19) - (1.12)

  MSF Frontier Mid Cap Growth  2015         --        1.15 - 2.05           0.52 - 1.43
     Subaccount                2014         --        1.15 - 2.20           8.46 - 9.61
                               2013       1.12        1.15 - 2.20         29.55 - 30.92
                               2012         --        1.15 - 2.20           8.27 - 9.42
                               2011       0.09        1.15 - 2.20       (5.35) - (4.35)

  MSF Jennison Growth          2015       0.06        1.15 - 2.10           8.30 - 9.40
     Subaccount                2014       0.07        1.15 - 2.10           6.54 - 7.61
                               2013       0.26        1.15 - 2.20         33.93 - 35.34
                               2012       0.05        1.15 - 2.20        (4.51) - 14.25
                               2011       0.13        1.15 - 2.20       (1.88) - (0.94)

  MSF Loomis Sayles Small Cap  2015       0.05        1.15 - 2.20       (3.88) - (2.77)
     Core Subaccount           2014       0.01        1.15 - 2.20           1.25 - 2.42
                               2013       0.31        1.15 - 2.20         37.63 - 39.22
                               2012         --        1.15 - 2.20         11.77 - 13.07
                               2011       0.04        1.15 - 2.20       (1.82) - (0.69)

  MSF Loomis Sayles Small Cap  2015         --        1.15 - 2.20         (0.78) - 0.27
     Growth Subaccount         2014         --        1.15 - 2.20       (1.26) - (0.22)
                               2013         --        1.15 - 2.20         45.15 - 46.68
                               2012         --        1.15 - 2.20           8.47 - 9.62
                               2011         --        1.15 - 2.20           0.60 - 1.64

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                   AS OF DECEMBER 31
                                     ---------------------------------------------
                                                      UNIT VALUE
                                                       LOWEST TO          NET
                                         UNITS        HIGHEST ($)     ASSETS ($)
                                     ------------  ---------------  --------------
  MSF Met/Artisan Mid Cap      2015    21,551,878      3.48 - 4.55      94,425,561
     Value Subaccount          2014    24,196,924      3.93 - 5.09     118,669,726
                               2013    28,625,432      3.95 - 5.06     139,622,050
                               2012    33,885,499      2.96 - 3.74     122,364,566
                               2011    39,227,358      2.71 - 3.39     128,297,188

  MSF MetLife Asset            2015     4,238,251    13.21 - 14.39      60,016,928
     Allocation 20 Subaccount  2014     4,775,040    13.22 - 14.64      68,920,141
                               2013     5,660,242    12.94 - 14.18      79,132,085
                               2012     7,292,959    12.68 - 13.75      99,014,719
                               2011     6,850,429    11.88 - 12.74      86,241,071

  MSF MetLife Asset            2015     8,308,559    13.72 - 15.10     123,735,009
     Allocation 40 Subaccount  2014     9,854,354    14.16 - 15.44     150,208,135
                               2013    11,364,982    13.77 - 14.89     167,044,283
                               2012    12,239,273    12.53 - 13.58     164,236,003
                               2011    13,064,084    11.49 - 12.32     159,343,386

  MSF MetLife Asset            2015    29,181,489    13.98 - 15.64     450,175,674
     Allocation 60 Subaccount  2014    33,947,563    14.48 - 16.03     536,980,259
                               2013    38,014,221    14.09 - 15.43     579,666,964
                               2012    40,075,386    12.21 - 13.23     524,607,576
                               2011    42,712,440    11.02 - 11.82     499,992,633

  MSF MetLife Asset            2015    39,963,794    14.25 - 15.94     628,500,710
     Allocation 80 Subaccount  2014    43,837,426    14.82 - 16.40     709,612,314
                               2013    46,754,770    14.40 - 15.77     728,399,299
                               2012    50,296,027    11.84 - 12.83     638,284,894
                               2011    53,372,509    10.49 - 11.25     594,591,283

  MSF MetLife Mid Cap Stock    2015    14,931,760      2.42 - 2.73      40,115,383
     Index Subaccount          2014    16,872,248      2.53 - 2.84      47,120,563
                               2013    19,063,379      2.28 - 2.63      49,300,976
                               2012    21,850,416      1.76 - 2.00      43,051,751
                               2011    23,658,788      1.53 - 1.73      40,192,782

  MSF MetLife Stock Index      2015    10,221,981      5.51 - 6.76      66,987,285
     Subaccount                2014    11,389,111      5.23 - 6.78      74,895,370
                               2013    12,521,936      4.73 - 6.06      73,596,932
                               2012    13,877,297      3.67 - 4.66      62,563,406
                               2011    15,166,783      3.25 - 4.08      59,866,197

  MSF MFS Total Return         2015     5,092,815     4.94 - 63.68      42,147,849
     Subaccount                2014     5,985,507     4.92 - 64.74      49,656,232
                               2013     7,358,832     4.65 - 60.50      56,360,705
                               2012     8,158,061     4.00 - 51.61      53,660,070
                               2011     9,134,536     3.67 - 46.95      54,923,358

  MSF MFS Value Subaccount     2015    36,537,619     1.27 - 13.63      81,600,868
                               2014    41,049,457     1.29 - 13.84      93,384,518
                               2013    47,559,233     1.18 - 12.67      99,910,703
                               2012    37,585,526      1.21 - 1.42      51,957,406
                               2011    42,354,932      1.06 - 1.24      50,959,834



                                               FOR THE YEAR ENDED DECEMBER 31
                                     --------------------------------------------------
                                     INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                        INCOME          LOWEST TO          LOWEST TO
                                       RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                     -------------  ----------------  -----------------
  MSF Met/Artisan Mid Cap      2015       1.02        1.15 - 2.20     (11.63) - (10.61)
     Value Subaccount          2014       0.60        1.15 - 2.20         (0.54) - 0.61
                               2013       0.85        1.15 - 2.20         33.54 - 35.09
                               2012       0.87        1.15 - 2.20          9.14 - 10.41
                               2011       0.86        1.15 - 2.20           4.19 - 5.38

  MSF MetLife Asset            2015       2.10        1.15 - 1.95       (2.51) - (1.72)
     Allocation 20 Subaccount  2014       3.97        1.15 - 2.20           2.20 - 3.28
                               2013       3.02        1.15 - 2.20           2.02 - 3.09
                               2012       3.11        1.15 - 2.20           6.79 - 7.92
                               2011       2.38        1.15 - 2.20           1.01 - 2.08

  MSF MetLife Asset            2015       0.28        1.15 - 2.05       (3.08) - (2.20)
     Allocation 40 Subaccount  2014       2.88        1.15 - 2.05           2.80 - 3.73
                               2013       2.52        1.15 - 2.05           8.67 - 9.66
                               2012       2.90        1.15 - 2.20          9.02 - 10.18
                               2011       2.09        1.15 - 2.20       (1.14) - (0.11)

  MSF MetLife Asset            2015       0.53        1.15 - 2.20       (3.42) - (2.40)
     Allocation 60 Subaccount  2014       2.08        1.15 - 2.20           2.76 - 3.85
                               2013       1.93        1.15 - 2.20         15.42 - 16.64
                               2012       2.31        1.15 - 2.20         10.76 - 11.94
                               2011       1.53        1.15 - 2.20       (3.51) - (2.49)

  MSF MetLife Asset            2015       0.33        1.15 - 2.20       (3.84) - (2.82)
     Allocation 80 Subaccount  2014       1.61        1.15 - 2.20           2.94 - 4.02
                               2013       1.45        1.15 - 2.20         21.61 - 22.89
                               2012       1.91        1.15 - 2.20         12.86 - 14.06
                               2011       1.41        1.15 - 2.20       (5.86) - (4.87)

  MSF MetLife Mid Cap Stock    2015       0.94        1.15 - 1.95       (4.50) - (3.73)
     Index Subaccount          2014       0.84        1.15 - 1.95           7.12 - 7.98
                               2013       0.97        1.15 - 2.20         29.94 - 31.31
                               2012       0.77        1.15 - 2.20         14.76 - 15.98
                               2011       0.72        1.15 - 2.20       (4.31) - (3.30)

  MSF MetLife Stock Index      2015       1.53        1.15 - 1.95       (1.04) - (0.24)
     Subaccount                2014       1.52        1.15 - 2.20         10.64 - 11.81
                               2013       1.69        1.15 - 2.20         28.83 - 30.19
                               2012       1.62        1.15 - 2.20         12.90 - 14.10
                               2011       1.52        1.15 - 2.20         (0.58) - 0.49

  MSF MFS Total Return         2015       2.41        1.15 - 2.10       (2.47) - (1.54)
     Subaccount                2014       2.26        1.15 - 2.20           6.01 - 7.12
                               2013       2.42        1.15 - 2.20         16.12 - 17.34
                               2012       2.71        1.15 - 2.20          8.87 - 10.03
                               2011       2.62        1.15 - 2.20         (0.05) - 1.00

  MSF MFS Value Subaccount     2015       2.55        1.15 - 2.20       (2.53) - (1.41)
                               2014       1.59        1.15 - 2.20           8.16 - 9.36
                               2013       1.17        1.15 - 2.20         18.00 - 34.08
                               2012       1.79        1.15 - 2.20         13.77 - 15.06
                               2011       1.42        1.15 - 2.20       (1.57) - (0.32)



          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                     AS OF DECEMBER 31
                                       ---------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO          NET
                                           UNITS        HIGHEST ($)     ASSETS ($)
                                       ------------  ---------------  --------------
  MSF MSCI EAFE Index            2015    25,735,466      1.26 - 1.45      36,558,314
     Subaccount                  2014    27,616,552      1.30 - 1.48      40,202,603
                                 2013    30,060,411      1.36 - 1.60      47,208,525
                                 2012    32,831,212      1.15 - 1.33      42,868,013
                                 2011    35,406,160      0.99 - 1.14      39,626,666

  MSF Neuberger Berman           2015    32,335,434      2.21 - 2.57      81,246,266
     Genesis Subaccount          2014    37,570,344      2.24 - 2.59      95,137,635
                                 2013    44,237,122      2.06 - 2.62     113,610,753
                                 2012    42,307,991      1.66 - 1.92      79,566,362
                                 2011    48,617,567      1.55 - 1.76      84,186,481

  MSF Russell 2000 Index         2015    13,681,999      2.35 - 2.70      36,091,688
     Subaccount                  2014    15,415,616      2.51 - 2.86      43,088,125
                                 2013    17,763,527      2.35 - 2.76      47,935,785
                                 2012    20,477,220      1.74 - 2.02      40,442,242
                                 2011    22,750,846      1.53 - 1.76      39,141,905

  MSF T. Rowe Price Large Cap    2015    25,756,209     2.24 - 26.39      67,939,647
     Growth Subaccount           2014    29,309,827     2.07 - 24.18      70,710,117
                                 2013    33,495,559     1.95 - 22.50      75,081,697
                                 2012    23,635,941      1.44 - 1.67      38,514,439
                                 2011    25,256,378      1.24 - 1.42      35,124,226

  MSF T. Rowe Price Small Cap    2015     8,514,997      2.69 - 3.28      27,325,553
     Growth Subaccount           2014     9,061,974      2.69 - 3.24      28,694,594
                                 2013    10,399,904      2.58 - 3.07      31,191,510
                                 2012    11,139,207      1.83 - 2.16      23,444,285
                                 2011    11,117,559      1.61 - 1.88      20,434,500

  MSF Western Asset              2015    26,049,445      2.46 - 3.13      78,624,584
     Management Strategic Bond   2014    29,728,141      2.56 - 3.23      92,517,493
     Opportunities Subaccount    2013    33,895,692      2.49 - 3.10     101,309,175
                                 2012    36,941,346      2.52 - 3.11     110,686,505
                                 2011    41,275,440      2.32 - 2.82     112,449,197

  MSF Western Asset              2015    29,385,310      1.56 - 1.93      54,626,884
     Management U.S. Government  2014    34,254,156      1.57 - 1.94      64,144,486
     Subaccount                  2013    38,768,390      1.54 - 1.91      71,587,134
                                 2012    42,979,225      1.58 - 1.95      80,898,906
                                 2011    48,060,527      1.57 - 1.91      88,784,513

  MSF WMC Balanced Subaccount    2015       134,747    50.30 - 63.69       8,194,678
                                 2014       143,973    46.69 - 62.98       8,642,661
                                 2013       165,341    43.28 - 57.77       9,114,958
                                 2012       179,353    36.79 - 48.58       8,310,586
                                 2011       187,088    33.55 - 43.84       7,839,589

  MSF WMC Core Equity            2015    45,734,551      4.21 - 5.36     237,055,645
     Opportunities Subaccount    2014    53,857,693      4.21 - 5.31     276,231,796
                                 2013    65,387,642      3.90 - 4.86     307,249,171
                                 2012    76,453,047      2.99 - 3.68     272,302,821
                                 2011    86,947,327      2.71 - 3.30     278,040,874

                                                 FOR THE YEAR ENDED DECEMBER 31
                                       --------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                          INCOME          LOWEST TO          LOWEST TO
                                         RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       -------------  ----------------  -----------------
  MSF MSCI EAFE Index            2015       3.04        1.15 - 1.95       (3.19) - (2.41)
     Subaccount                  2014       2.39        1.15 - 1.95       (8.08) - (7.34)
                                 2013       2.92        1.15 - 2.20         18.88 - 20.13
                                 2012       2.93        1.15 - 2.20         15.44 - 16.67
                                 2011       2.32        1.15 - 2.20     (14.54) - (13.70)

  MSF Neuberger Berman           2015       0.24        1.15 - 2.10       (1.66) - (0.72)
     Genesis Subaccount          2014       0.25        1.15 - 2.10       (2.32) - (1.33)
                                 2013       0.57        1.15 - 2.20         25.75 - 36.79
                                 2012       0.21        1.15 - 2.20           7.35 - 8.64
                                 2011       0.63        1.15 - 2.20           3.20 - 4.40

  MSF Russell 2000 Index         2015       0.99        1.15 - 1.95       (6.34) - (5.58)
     Subaccount                  2014       0.97        1.15 - 1.95           2.76 - 3.58
                                 2013       1.39        1.15 - 2.20         35.18 - 36.60
                                 2012       0.95        1.15 - 2.20         13.51 - 14.72
                                 2011       0.88        1.15 - 2.20       (6.36) - (5.38)

  MSF T. Rowe Price Large Cap    2015         --        1.15 - 2.20           8.11 - 9.25
     Growth Subaccount           2014         --        1.15 - 2.20           6.46 - 7.58
                                 2013       0.06        1.15 - 2.20         35.75 - 37.18
                                 2012         --        1.15 - 2.20         16.08 - 17.31
                                 2011         --        1.15 - 2.20       (3.51) - (2.47)

  MSF T. Rowe Price Small Cap    2015         --        1.15 - 2.20           0.23 - 1.29
     Growth Subaccount           2014         --        1.15 - 2.20           4.33 - 5.43
                                 2013       0.14        1.15 - 2.20         41.04 - 42.52
                                 2012         --        1.15 - 2.20         13.37 - 14.58
                                 2011         --        1.15 - 2.20         (0.74) - 0.32

  MSF Western Asset              2015       4.93        1.15 - 2.20       (4.13) - (3.02)
     Management Strategic Bond   2014       5.31        1.15 - 2.20           3.00 - 4.19
     Opportunities Subaccount    2013       4.88        1.15 - 2.20       (1.37) - (0.22)
                                 2012       3.48        1.15 - 2.20          8.86 - 10.02
                                 2011       5.00        1.15 - 2.20           3.53 - 4.72

  MSF Western Asset              2015       2.11        1.15 - 2.10       (1.73) - (0.75)
     Management U.S. Government  2014       1.77        1.15 - 2.20           0.33 - 1.43
     Subaccount                  2013       1.99        1.15 - 2.20       (3.06) - (1.88)
                                 2012       1.95        1.15 - 2.20           0.79 - 1.98
                                 2011       1.34        1.15 - 2.20           2.95 - 4.12

  MSF WMC Balanced Subaccount    2015       1.68        1.15 - 1.95           0.32 - 1.13
                                 2014       1.75        1.15 - 2.20           7.88 - 9.02
                                 2013       2.25        1.15 - 2.20         17.66 - 18.90
                                 2012       2.02        1.15 - 2.20          9.66 - 10.82
                                 2011       2.25        1.15 - 2.20           1.34 - 2.41

  MSF WMC Core Equity            2015       1.61        1.15 - 2.20         (0.08) - 1.10
     Opportunities Subaccount    2014       0.55        1.15 - 2.20           7.95 - 9.18
                                 2013       1.25        1.15 - 2.20         30.46 - 32.00
                                 2012       0.68        1.15 - 2.20         10.15 - 11.41
                                 2011       1.01        1.15 - 2.20       (6.35) - (5.28)

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those

          NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
              OF NEW ENGLAND LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)


  expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio or fund in which the Subaccount invests. The investment income ratio is calculated as a weighted average ratio since the Subaccount may invest in two or more share classes, within the underlying fund or portfolio of the Trusts which may have unique investment income ratios.

2 These amounts represent annualized contract expenses of each of the applicable Subaccounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Subaccount.

This page is intentionally left blank.

New England Life Insurance Company and Subsidiary

Consolidated Financial Statements

As of December 31, 2015 and 2014 and for the Years Ended December 31, 2015, 2014 and 2013 and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of New England Life Insurance Company:

We have audited the accompanying consolidated financial statements of New England Life Insurance Company and its former subsidiary (an indirect wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2015, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New England Life Insurance Company and its former subsidiary as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 12, 2016

               New England Life Insurance Company and Subsidiary

                          Consolidated Balance Sheets
                          December 31, 2015 and 2014

                (In millions, except share and per share data)

                                                                                      2015       2014
                                                                                   ---------- ----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized
   cost: $1,495 and $1,528, respectively)......................................... $    1,535 $    1,641
 Mortgage loans (net of valuation allowances of $1 and $1, respectively)..........        121        132
 Policy loans.....................................................................        427        422
 Real estate joint ventures.......................................................          4          4
 Other limited partnership interests..............................................          4          5
 Short-term investments, at estimated fair value..................................         37         63
 Other invested assets............................................................         32         27
                                                                                   ---------- ----------
   Total investments..............................................................      2,160      2,294
Cash and cash equivalents.........................................................         25         15
Accrued investment income.........................................................         27         27
Premiums, reinsurance and other receivables.......................................      1,115      1,074
Deferred policy acquisition costs.................................................        621        675
Other assets......................................................................         25         36
Separate account assets...........................................................      7,920      8,829
                                                                                   ---------- ----------
   Total assets................................................................... $   11,893 $   12,950
                                                                                   ========== ==========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits............................................................ $      734 $      725
Policyholder account balances.....................................................      1,080      1,051
Other policy-related balances.....................................................        351        348
Policyholder dividends payable....................................................          3          3
Payables for collateral under derivative transactions.............................         15         10
Current income tax payable........................................................          4         13
Deferred income tax liability.....................................................        126        142
Other liabilities.................................................................        474        544
Separate account liabilities......................................................      7,920      8,829
                                                                                   ---------- ----------
   Total liabilities..............................................................     10,707     11,665
                                                                                   ---------- ----------
Contingencies, Commitments and Guarantees (Note 13)
Stockholder's Equity
Common stock, par value $125 per share; 50,000 shares authorized; 20,000 shares
  issued and outstanding..........................................................          3          3
Additional paid-in capital........................................................        450        450
Retained earnings.................................................................        717        769
Accumulated other comprehensive income (loss).....................................         16         63
                                                                                   ---------- ----------
   Total stockholder's equity.....................................................      1,186      1,285
                                                                                   ---------- ----------
   Total liabilities and stockholder's equity..................................... $   11,893 $   12,950
                                                                                   ========== ==========

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                          2015     2014     2013
                                                        -------  -------  -------
Revenues
Premiums............................................... $    43  $    49  $    48
Universal life and investment-type product policy fees.     259      258      266
Net investment income..................................     110      109      106
Other revenues.........................................      (9)     250      243
Net investment gains (losses)..........................       2       (5)       9
Net derivative gains (losses)..........................      56      170     (233)
                                                        -------  -------  -------
 Total revenues........................................     461      831      439
                                                        -------  -------  -------
Expenses
Policyholder benefits and claims.......................     120      119       99
Interest credited to policyholder account balances.....      34       33       33
Policyholder dividends.................................       6        6        6
Other expenses.........................................      95      343      250
                                                        -------  -------  -------
 Total expenses........................................     255      501      388
                                                        -------  -------  -------
Income (loss) before provision for income tax..........     206      330       51
Provision for income tax expense (benefit).............      59       97        9
                                                        -------  -------  -------
Net income (loss)...................................... $   147  $   233  $    42
                                                        =======  =======  =======

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                        2015     2014     2013
                                                                      -------  -------  -------
Net income (loss).................................................... $   147  $   233  $    42
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets........     (73)      71     (121)
 Unrealized gains (losses) on derivatives............................       6        9        1
 Defined benefit plans adjustment....................................      (6)      11       40
                                                                      -------  -------  -------
Other comprehensive income (loss), before income tax.................     (73)      91      (80)
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................      26      (32)      28
                                                                      -------  -------  -------
Other comprehensive income (loss), net of income tax.................     (47)      59      (52)
                                                                      -------  -------  -------
Comprehensive income (loss).......................................... $   100  $   292  $   (10)
                                                                      =======  =======  =======

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                          Accumulated
                                                     Additional              Other         Total
                                              Common  Paid-in   Retained Comprehensive Stockholder's
                                              Stock   Capital   Earnings Income (Loss)    Equity
                                              ------ ---------- -------- ------------- -------------
Balance at December 31, 2012................. $   3   $   458   $   720   $       56     $   1,237
Dividend paid to Metropolitan Life Insurance
  Company....................................                       (77)                       (77)
Return of capital............................              (8)                                  (8)
Net income (loss)............................                        42                         42
Other comprehensive income (loss), net of
  income tax.................................                                    (52)          (52)
                                              -----   -------   -------   ----------     ---------
Balance at December 31, 2013.................     3       450       685            4         1,142
Dividend paid to Metropolitan Life Insurance
  Company....................................                      (114)                      (114)
Dividend of subsidiary (Note 2)..............                       (35)                       (35)
Net income (loss)............................                       233                        233
Other comprehensive income (loss), net of
  income tax.................................                                     59            59
                                              -----   -------   -------   ----------     ---------
Balance at December 31, 2014.................     3       450       769           63         1,285
Dividend paid to Metropolitan Life Insurance
  Company....................................                      (199)                      (199)
Net income (loss)............................                       147                        147
Other comprehensive income (loss), net of
  income tax.................................                                    (47)          (47)
                                              -----   -------   -------   ----------     ---------
Balance at December 31, 2015................. $   3   $   450   $   717   $       16     $   1,186
                                              =====   =======   =======   ==========     =========

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                       2015     2014     2013
                                                     -------  -------  -------
 Cash flows from operating activities
 Net income (loss).................................. $   147  $   233  $    42
 Adjustments to reconcile net income (loss) to net
  cash provided by (used in) operating activities:
  Depreciation and amortization expenses............       1        2        3
  Amortization of premiums and accretion of
    discounts associated with investments, net......      (6)      (4)      (4)
  (Gains) losses on investments, net................      (2)       5       (9)
  (Gains) losses on derivatives, net................     (41)    (175)     225
  (Income) loss from equity method investments,
    net of dividends or distributions...............      --        1       --
  Interest credited to policyholder account
    balances........................................      34       33       33
  Universal life and investment-type product
    policy fees.....................................    (259)    (258)    (266)
  Change in premiums, reinsurance and other
    receivables.....................................      21     (216)       5
  Change in deferred policy acquisition costs, net..      54       70      (30)
  Change in income tax..............................      --       45      (43)
  Change in other assets............................     115      101      118
  Change in insurance-related liabilities and
    policy-related balances.........................      14      (11)     (11)
  Change in other liabilities.......................     (24)     170        6
                                                     -------  -------  -------
 Net cash provided by (used in) operating
  activities........................................      54       (4)      69
                                                     -------  -------  -------
 Cash flows from investing activities
 Sales, maturities and repayments of:
  Fixed maturity securities.........................     543      499      541
  Mortgage loans....................................      22       21        3
  Other limited partnership interests...............       1       --        1
 Purchases of:
  Fixed maturity securities.........................    (555)    (408)    (691)
  Mortgage loans....................................     (10)     (30)     (23)
  Other limited partnership interests...............      --       (1)      (1)
 Cash received in connection with freestanding
  derivatives.......................................       3        5        2
 Cash paid in connection with freestanding
  derivatives.......................................      (2)      (5)      (1)
 Dividend of subsidiary.............................      --      (49)      --
 Net change in policy loans.........................      (5)      (6)      (1)
 Net change in short-term investments...............      27      (41)      50
                                                     -------  -------  -------
 Net cash provided by (used in) investing
  activities........................................      24      (15)    (120)
                                                     -------  -------  -------
 Cash flows from financing activities
 Policyholder account balances:
  Deposits..........................................     251      243      263
  Withdrawals.......................................    (125)    (139)    (119)
 Net change in payables for collateral under
  derivative transactions...........................       5        7        3
 Return of capital..................................      --       --       (8)
 Dividend paid to Metropolitan Life Insurance
  Company...........................................    (199)    (114)     (77)
                                                     -------  -------  -------
 Net cash provided by (used in) financing
  activities........................................     (68)      (3)      62
                                                     -------  -------  -------
 Change in cash and cash equivalents................      10      (22)      11
 Cash and cash equivalents, beginning of year.......      15       37       26
                                                     -------  -------  -------
 Cash and cash equivalents, end of year............. $    25  $    15  $    37
                                                     =======  =======  =======
 Supplemental disclosures of cash flow information
 Net cash paid (received) for:
  Income tax........................................ $    58  $    56  $    54
                                                     =======  =======  =======
 Non-cash transactions:
  Disposal of subsidiary:
    Assets disposed................................. $    --  $    69  $    --
    Liabilities disposed............................      --      (34)      --
                                                     -------  -------  -------
    Net assets disposed.............................      --       35       --
    Cash disposed...................................      --      (49)      --
    Dividend of interests in subsidiary.............      --       14       --
                                                     -------  -------  -------
    (Gain) loss on dividend of interests in
     subsidiary..................................... $    --  $    --  $    --
                                                     =======  =======  =======

       See accompanying notes to the consolidated financial statements.

               New England Life Insurance Company and Subsidiary

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  New England Life Insurance Company ("NELICO") and its former subsidiary (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife"). The Company is headquartered in Boston, Massachusetts and is a Massachusetts chartered company.

  The Company has principally provided, through a network of general agencies and independent brokers located throughout the United States, life insurance and annuity contracts to individuals, as well as group insurance, non-medical health and disability coverage to corporations and other institutions. The Company is licensed to conduct business in 50 states and the District of Columbia.

  NELICO owned 100% of the outstanding common stock of New England Securities Corporation ("NES") prior to its disposition. See Note 2.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

   The accompanying consolidated financial statements include the accounts of NELICO and its former subsidiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;

    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    .  investments are directed by the contractholder; and

    . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

 Reclassifications

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

     ----------------------------------------------------------------------
     Accounting Policy                                                 Note
     ----------------------------------------------------------------------
     Insurance                                                          3
     ----------------------------------------------------------------------
     Deferred Policy Acquisition Costs and Deferred Sales Inducements   4
     ----------------------------------------------------------------------
     Reinsurance                                                        5
     ----------------------------------------------------------------------
     Investments                                                        6
     ----------------------------------------------------------------------
     Derivatives                                                        7
     ----------------------------------------------------------------------
     Fair Value                                                         8
     ----------------------------------------------------------------------
     Employee Benefit Plans                                             11
     ----------------------------------------------------------------------
     Income Tax                                                         12
     ----------------------------------------------------------------------
     Litigation Contingencies                                           13
     ----------------------------------------------------------------------

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Liabilities for variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

    The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in policyholder account balances include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

    The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

    The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

    Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Deferred Policy Acquisition Costs and Deferred Sales Inducements

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;

    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

   DAC is amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Nonparticipating and                Actual and expected future gross
    non-dividend-paying traditional     premiums.
    contracts:
  . Term insurance
  . Non-medical health insurance
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Variable deferred annuity contracts
 -----------------------------------------------------------------------------

   See Note 4 for additional information on DAC amortization. Amortization of DAC is included in other expenses.

   The recovery of DAC is dependent upon the future profitability of the related business.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

  Fixed Maturity Securities

    The Company's fixed maturity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

    The Company periodically evaluates fixed maturity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 6 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Mortgage Loans

    The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting policies that are applicable to both portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 6.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Other Invested Assets

    Other invested assets consist of the following:

    . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

    . Social investments which are accounted for under the equity method as described in "-- Real Estate Joint Ventures and Other Limited Partnership Interests" above.

 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

.. Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and issues certain insurance products and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

.. the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

.. the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

.. a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

 Employee Benefit Plans

   Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by MLIC. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

   In addition, the Company sponsors a qualified and a nonqualified defined benefit pension plan, as well as other postretirement benefit plans. The Company recognizes the funded status of each of its defined pension and postretirement benefit plans, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits in other assets or other liabilities.

   Actuarial gains and losses result from differences between the actual experience and the assumed experience on plan assets or PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the greater of the PBO or the estimated fair value of plan assets, the excess is amortized into net periodic benefit costs over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees affected by the change.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Net periodic benefit costs are determined using management estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, expected return on plan assets, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit). Fair value is used to determine the expected return on plan assets.

 Income Tax

   The Company joins with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If the Company has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by the Company when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if the Company would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

  . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

  .  the jurisdiction in which the deferred tax asset was generated;

  . the length of time that carryforward can be utilized in the various taxing jurisdiction;

  . future taxable income exclusive of reversing temporary differences and carryforwards;

  .  future reversals of existing taxable temporary differences;

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  .  taxable income in prior carryback years; and

  .  tax planning strategies.

   The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

 Other Accounting Policies

  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

    Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from one to 25 years for leasehold improvements and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $8 million at both December 31, 2015 and 2014. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $5 million and $4 million at December 31, 2015 and 2014, respectively. Related depreciation and amortization expense was $1 million for each of the years ended December 31, 2015, 2014 and 2013.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $14 million and $13 million at December 31, 2015 and 2014, respectively. Accumulated amortization of capitalized software was $9 million at both December 31, 2015 and 2014. Related amortization expense was less than $1 million, $1 million and $2 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  Other Revenues

    Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. See Note 2 for information on the disposition of NES.

  Policyholder Dividends

    Policyholder dividends are approved annually by NELICO's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by NELICO.

  Foreign Currency

    Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The new guidance did not have a material impact on the consolidated financial statements upon adoption.

  Effective July 17, 2013, the Company adopted guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate (also, LIBOR). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the consolidated financial statements upon adoption.

               New England Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Effective January 1, 2013, the Company adopted guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 9.

  Effective January 1, 2013, the Company adopted guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 7.

Future Adoption of New Accounting Pronouncements

  In January 2016, the Financial Accounting Standards Board ("FASB") issued new guidance (Accounting Standards Update ("ASU") 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial instruments. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted for the instrument-specific credit risk provision. The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the fair value option that are due to instrument-specific credit risk, and (iii) certain disclosures associated with the fair value of financial instruments. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)), effective for fiscal years beginning after December 15, 2016 and interim periods within those years and should be applied retrospectively. In August 2015, the FASB amended the guidance to defer the effective date by one year, effective for the fiscal years beginning after December 15, 2017, including interim periods within that reporting period. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The new guidance will supersede nearly all existing revenue recognition guidance under GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees. For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

               New England Life Insurance Company and Subsidiary

2. Dispositions

  In December 2014, the Company distributed to MLIC as a dividend, all of the issued and outstanding shares of common stock of its wholly-owned, broker dealer subsidiary, NES. The net book value of NES at the time of the dividend was $35 million, which was recorded as a dividend of subsidiary in retained earnings. As of the date of the dividend payment, the Company no longer consolidated the assets, liabilities and operations of NES.

3. Insurance

Insurance Liabilities

   Future policy benefits are measured as follows:

   -------------------------------------------------------------------------
   Product Type:                      Measurement Assumptions:
   -------------------------------------------------------------------------
   Participating life                 Aggregate of (i) net level premium
                                        reserves for death and endowment
                                        policy benefits (calculated based
                                        upon the non-forfeiture interest
                                        rate, ranging from 4% to 5% and
                                        mortality rates guaranteed in
                                        calculating the cash surrender
                                        values described in such
                                        contracts); and (ii) the liability
                                        for terminal dividends.
   -------------------------------------------------------------------------
   Nonparticipating life              Aggregate of the present value of
                                        expected future benefit payments
                                        and related expenses less the
                                        present value of expected future
                                        net premiums. Assumptions as to
                                        mortality and persistency are based
                                        upon the Company's experience when
                                        the basis of the liability is
                                        established. Interest rate
                                        assumptions for the aggregate
                                        future policy benefit liabilities
                                        range from 3% to 9%.
   -------------------------------------------------------------------------
   Individual and group               Present value of expected future
   traditional fixed annuities after    payments. Interest rate assumptions
   annuitization                        used in establishing such
                                        liabilities range from 2% to 7%.
   -------------------------------------------------------------------------
   Non-medical health                 The net level premium method and
   insurance                            assumptions as to future morbidity,
                                        withdrawals and interest, which
                                        provide a margin for adverse
                                        deviation. Interest rate
                                        assumptions used in establishing
                                        such liabilities range from 4% to
                                        5%.
   -------------------------------------------------------------------------
   Disabled lives                     Present value of benefits method and
                                        experience assumptions as to claim
                                        terminations, expenses and
                                        interest. Interest rate assumptions
                                        used in establishing such
                                        liabilities range from 3% to 7%.
   -------------------------------------------------------------------------

  Participating business represented 2% of the Company's life insurance in-force at both December 31, 2015 and 2014. Participating policies represented 41%, 42% and 40% of gross traditional life insurance premiums for the years ended December 31, 2015, 2014 and 2013, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 1% to 6%, less expenses, mortality charges and withdrawals.

               New England Life Insurance Company and Subsidiary

Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. GMABs, the non-life-contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in policyholder account balances and are further discussed in Note
7. Guarantees accounted for as insurance liabilities include:

Guarantee:                                      Measurement Assumptions:
------------------------------------------------------------------------------------
GMDBs  . A return of purchase payment upon    . Present value of expected death
         death even if the account value is     benefits in excess of the projected
         reduced to zero.                       account balance recognizing the
       . An enhanced death benefit may be       excess ratably over the
         available for an additional fee.       accumulation period based on the
                                                present value of total expected
                                                assessments.
                                              . Assumptions are consistent with
                                                those used for amortizing DAC, and
                                                are thus subject to the same
                                                variability and risk.
                                              . Investment performance and
                                                volatility assumptions are
                                                consistent with the historical
                                                experience of the appropriate
                                                underlying equity index, such as
                                                the S&P 500 Index.
                                              . Benefit assumptions are based on
                                                the average benefits payable over a
                                                range of scenarios.
------------------------------------------------------------------------------------
GMIBs  . After a specified period of time     . Present value of expected income
         determined at the time of issuance     benefits in excess of the projected
         of the variable annuity contract, a    account balance at any future date
         minimum accumulation of purchase       of annuitization and recognizing
         payments, even if the account value    the excess ratably over the
         is reduced to zero, that can be        accumulation period based on
         annuitized to receive a monthly        present value of total expected
         income stream that is not less than    assessments.
         a specified amount.                  . Assumptions are consistent with
       . Certain contracts also provide for     those used for estimating GMDB
         a guaranteed lump sum return of        liabilities.
         purchase premium in lieu of the      . Calculation incorporates an
         annuitization benefit.                 assumption for the percentage of
                                                the potential annuitizations that
                                                may be elected by the
                                                contractholder.
------------------------------------------------------------------------------------
GMWBs  . A return of purchase payment via     . Expected value of the life
         partial withdrawals, even if the       contingent payments and expected
         account value is reduced to zero,      assessments using assumptions
         provided that cumulative               consistent with those used for
         withdrawals in a contract year do      estimating the GMDB liabilities.
         not exceed a certain limit.
       . Certain contracts include
         guaranteed withdrawals that are
         life contingent.

               New England Life Insurance Company and Subsidiary

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and variable life contracts was as follows:

                                                    Variable Life
                                 Annuity Contracts    Contracts
                                 -----------------  -------------
                                                      Secondary
                                  GMDBs     GMIBs    Guarantees      Total
                                 -------  --------  ------------- ----------
                                                (In millions)
   Direct
   Balance at January 1, 2013... $     7  $    100    $       1   $      108
   Incurred guaranteed benefits.       3        (4)          --           (1)
   Paid guaranteed benefits.....      (1)       --           --           (1)
                                 -------  --------    ---------   ----------
   Balance at December 31, 2013.       9        96            1          106
   Incurred guaranteed benefits.       3        16           (1)          18
   Paid guaranteed benefits.....      --        --           --           --
                                 -------  --------    ---------   ----------
   Balance at December 31, 2014.      12       112           --          124
   Incurred guaranteed benefits.       3        18           --           21
   Paid guaranteed benefits.....      (1)       --           --           (1)
                                 -------  --------    ---------   ----------
   Balance at December 31, 2015. $    14  $    130    $      --   $      144
                                 =======  ========    =========   ==========
   Ceded
   Balance at January 1, 2013... $     6  $     34    $      --   $       40
   Incurred guaranteed benefits.       3        (1)          --            2
   Paid guaranteed benefits.....      (1)       --           --           (1)
                                 -------  --------    ---------   ----------
   Balance at December 31, 2013.       8        33           --           41
   Incurred guaranteed benefits.       4        (2)          --            2
   Paid guaranteed benefits.....      --        --           --           --
                                 -------  --------    ---------   ----------
   Balance at December 31, 2014.      12        31           --           43
   Incurred guaranteed benefits.       3         5           --            8
   Paid guaranteed benefits.....      (1)        1           --           --
                                 -------  --------    ---------   ----------
   Balance at December 31, 2015. $    14  $     37    $      --   $       51
                                 =======  ========    =========   ==========
   Net
   Balance at January 1, 2013... $     1  $     66    $       1   $       68
   Incurred guaranteed benefits.      --        (3)          --           (3)
   Paid guaranteed benefits.....      --        --           --           --
                                 -------  --------    ---------   ----------
   Balance at December 31, 2013.       1        63            1           65
   Incurred guaranteed benefits.      (1)       18           (1)          16
   Paid guaranteed benefits.....      --        --           --           --
                                 -------  --------    ---------   ----------
   Balance at December 31, 2014.      --        81           --           81
   Incurred guaranteed benefits.      --        13           --           13
   Paid guaranteed benefits.....      --        (1)          --           (1)
                                 -------  --------    ---------   ----------
   Balance at December 31, 2015. $    --  $     93    $      --   $       93
                                 =======  ========    =========   ==========

               New England Life Insurance Company and Subsidiary

    Information regarding the Company's guarantee exposure was as follows at:

                                                                  December 31,
                                         -----------------------------------------------------------
                                                      2015                            2014
-                                        ---------------------------     ---------------------------
                                             In the           At             In the           At
                                         Event of Death  Annuitization   Event of Death  Annuitization
                                         --------------  -------------   --------------  -------------
                                                                  (In millions)
Annuity Contracts (1), (2)
Variable Annuity Guarantees
Total account value (3).................   $   5,363       $   3,231       $   6,104       $   3,585
Separate account value..................   $   5,008       $   3,084       $   5,730       $   3,436
Net amount at risk......................   $     112 (4)   $     136 (5)   $      65 (4)   $      86 (5)
Average attained age of contractholders.    66 years        64 years        65 years        63 years

                                                     December 31,
                                                 ---------------------
                                                   2015       2014
                                                 --------- -----------
                                                 Secondary Guarantees
                                                 ---------------------
                                                     (In millions)
          Variable Life Contracts
          Total account value (3)............... $   2,195 $     2,281
          Net amount at risk (6)................ $  12,708 $    13,671
          Average attained age of policyholders.  54 years    53 years

--------

(1)The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)Includes direct business, but excludes offsets from hedging or reinsurance, if any. See Note 5 for a discussion of certain living and death benefit guarantees which have been reinsured. Therefore, the net amount at risk presented reflect the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company.

(3)Includes the contractholder's investments in the general account and separate account, if applicable.

(4)Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(5)Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

               New England Life Insurance Company and Subsidiary

(6)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

   Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                      ---------------------
                                         2015       2014
                                      ---------- ----------
                                          (In millions)
                     Fund Groupings:
                      Equity......... $    3,687 $    4,110
                      Balanced.......      2,298      2,659
                      Bond...........        631        664
                      Money Market...         65         74
                                      ---------- ----------
                        Total........ $    6,681 $    7,507
                                      ========== ==========

Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            Years Ended December 31,
                                        -------------------------------
                                           2015       2014       2013
                                        ---------  ---------  ---------
                                                 (In millions)
       Balance at January 1,........... $      27  $      25  $      24
        Less: Reinsurance recoverables.        21         20         19
                                        ---------  ---------  ---------
       Net balance at January 1,.......         6          5          5
                                        ---------  ---------  ---------
       Incurred related to:
        Current year...................         1          1          1
        Prior years....................        --          1         --
                                        ---------  ---------  ---------
          Total incurred...............         1          2          1
                                        ---------  ---------  ---------
       Paid related to:
        Current year...................        --         --         --
        Prior years....................        (1)        (1)        (1)
                                        ---------  ---------  ---------
          Total paid...................        (1)        (1)        (1)
                                        ---------  ---------  ---------
       Net balance at December 31,.....         6          6          5
        Add: Reinsurance recoverables..        21         21         20
                                        ---------  ---------  ---------
       Balance at December 31,......... $      27  $      27  $      25
                                        =========  =========  =========

Separate Accounts

  Separate account assets and liabilities consist of pass-through separate accounts totaling $7.9 billion and $8.8 billion at December 31, 2015 and 2014, respectively, for which the policyholder assumes all investment risk.

               New England Life Insurance Company and Subsidiary

  For each of the years ended December 31, 2015, 2014 and 2013, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

4. Deferred Policy Acquisition Costs and Deferred Sales Inducements

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC related to these contracts (term insurance and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

Participating, Dividend Paying Traditional Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

Fixed and Variable Universal Life Contracts and Variable Deferred Annuity Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic

               New England Life Insurance Company and Subsidiary variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

               New England Life Insurance Company and Subsidiary

  Information regarding DAC was as follows:

                                                                    Years Ended December 31,
                                                                  ----------------------------
                                                                    2015      2014      2013
                                                                  --------  --------  --------
                                                                          (In millions)
DAC
Balance at January 1,............................................ $    675  $    746  $    716
Capitalizations..................................................       --        20         6
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).       (7)      (26)       69
 Other expenses..................................................      (47)      (63)      (45)
                                                                  --------  --------  --------
   Total amortization............................................      (54)      (89)       24
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................       --        (2)       --
                                                                  --------  --------  --------
Balance at December 31,.......................................... $    621  $    675  $    746
                                                                  ========  ========  ========

  Information regarding DSI was as follows:

                                               Years Ended December 31,
                                           -------------------------------
                                              2015       2014       2013
                                           ---------  ---------  ---------
                                                    (In millions)
     DSI
     Balance at January 1,................ $      20  $      24  $      26
     Amortization.........................        (3)        (3)        (2)
     Unrealized investment gains (losses).        --         (1)        --
                                           ---------  ---------  ---------
     Balance at December 31,.............. $      17  $      20  $      24
                                           =========  =========  =========

5. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $5 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures portions of certain level premium term life policies to an affiliate.

               New England Life Insurance Company and Subsidiary

The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company currently reinsures 100% of the living and death benefit guarantees issued in connection with certain variable annuities to an affiliate. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the affiliate. The Company also reinsures 100% of certain variable annuity risk to an affiliate.

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2015 and 2014, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $112 million and $114 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2015 and 2014, respectively.

  At December 31, 2015, the Company had $157 million of net unaffiliated ceded reinsurance recoverables. Of this total, $126 million, or 80%, were with the Company's five largest unaffiliated ceded reinsurers, including $81 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2014, the Company had $158 million of net unaffiliated ceded reinsurance recoverables. Of this total, $128 million, or 81%, were with the Company's five largest unaffiliated ceded reinsurers, including $84 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

               New England Life Insurance Company and Subsidiary

  The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                  Years Ended December 31,
                                                               -----------------------------
                                                                  2015      2014      2013
                                                               ---------  --------  --------
                                                                       (In millions)
Premiums
Direct premiums............................................... $      69  $     76  $     85
Reinsurance ceded.............................................       (26)      (27)      (37)
                                                               ---------  --------  --------
 Net premiums................................................. $      43  $     49  $     48
                                                               =========  ========  ========
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees. $     293  $    302  $    322
Reinsurance ceded.............................................       (34)      (44)      (56)
                                                               ---------  --------  --------
 Net universal life and investment-type product policy fees... $     259  $    258  $    266
                                                               =========  ========  ========
Other revenues
Direct other revenues......................................... $      21  $    255  $    243
Reinsurance ceded.............................................       (30)       (5)       --
                                                               ---------  --------  --------
 Net other revenues........................................... $      (9) $    250  $    243
                                                               =========  ========  ========
Policyholder benefits and claims
Direct policyholder benefits and claims....................... $     202  $    163  $    164
Reinsurance ceded.............................................       (82)      (44)      (65)
                                                               ---------  --------  --------
 Net policyholder benefits and claims......................... $     120  $    119  $     99
                                                               =========  ========  ========
Other expenses
Direct other expenses......................................... $     105  $    351  $    254
Reinsurance ceded.............................................       (10)       (8)       (4)
                                                               ---------  --------  --------
 Net other expenses........................................... $      95  $    343  $    250
                                                               =========  ========  ========

  The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                    December 31,
                                 ---------------------------------------------------
                                            2015                      2014
                                 -------------------------- ------------------------
                                                    Total                    Total
                                                   Balance                  Balance
                                  Direct   Ceded    Sheet   Direct  Ceded    Sheet
                                 -------- -------- -------- ------ -------- --------
                                                        (In millions)
Assets
Premiums, reinsurance and other
  receivables................... $     33 $  1,082 $  1,115 $   65 $  1,009 $  1,074
Liabilities
Other liabilities............... $    249 $    225 $    474 $  321 $    223 $    544

               New England Life Insurance Company and Subsidiary

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $398 million and $389 million at December 31, 2015 and 2014, respectively. There were no deposit liabilities on reinsurance at both December 31, 2015 and 2014.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife, Inc. subsidiaries, including MLIC, MetLife Insurance Company USA and MetLife Reinsurance Company of Vermont, all of which are related parties.

  Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                         Years Ended December 31,
                                                         ---------------------
                                                           2015     2014   2013
                                                         -------    ----  ------
                                                             (In millions)
 Premiums
 Reinsurance ceded...................................... $    --    $ (1) $   (2)
 Universal life and investment-type product policy fees
 Reinsurance ceded...................................... $    (7)   $(16) $  (17)
 Other revenues
 Reinsurance ceded...................................... $   (30)   $ (5) $   --
 Policyholder benefits and claims
 Reinsurance ceded...................................... $   (26)   $ (7) $   (4)
 Other expenses
 Reinsurance ceded...................................... $    (6)   $ (3) $    2

  Information regarding the significant effects of ceded affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                        December 31,
                                                      -----------------
                                                        2015     2014
                                                      -------- --------
                                                        (In millions)
         Assets
         Premiums, reinsurance and other receivables. $    918 $    841
         Liabilities
         Other liabilities........................... $    172 $    169

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were $284 million and $267 million at December 31, 2015 and 2014, respectively. Net derivative gains (losses) associated with the embedded derivatives were $13 million, $157 million and ($334) million for the years ended December 31, 2015, 2014 and 2013, respectively.

               New England Life Insurance Company and Subsidiary

  In November 2014, the Company partially recaptured risks related to guaranteed minimum benefit guarantees on certain variable annuities previously ceded to an affiliate reinsurer. As a result of this recapture, the significant effects to the Company at December 31, 2014, were increases in cash and cash equivalents for $150 million, as well as a decrease to premiums, reinsurance and other receivables for $150 million.

  Effective November 1, 2014, the Company entered into an agreement to cede 100% of certain variable annuities including guaranteed minimum benefit guarantees on a modified coinsurance basis to MLIC. As a result of this reinsurance agreement, the significant effects to the Company at December 31, 2014 were decreases in cash and cash equivalents of $232 million, as well as increases in premiums, reinsurance and other receivables for $243 million, and in other liabilities for $137 million. Also, there was a decrease in other revenues of $7 million for the year ended December 31, 2014. Additionally, this agreement contains embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with this cession are included within premiums, reinsurance and other receivables and were $202 million and $157 million at December 31, 2015 and 2014, respectively. Net derivative gains (losses) associated with the embedded derivatives were $45 million and $38 million for the years ended December 31, 2015 and 2014, respectively.

  The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $868 million and $811 million of unsecured affiliated reinsurance recoverable balances at December 31, 2015 and 2014, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $354 million and $345 million at December 31, 2015 and 2014, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2015 and 2014.

6. Investments

  See Note 8 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

               New England Life Insurance Company and Subsidiary

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

 Fixed Maturity Securities AFS by Sector

  The following table presents the fixed maturity securities AFS by sector. Included within fixed maturity securities are structured securities including commercial mortgage-backed securities ("CMBS"), ABS and residential mortgage-backed securities ("RMBS").

                                       December 31, 2015                           December 31, 2014
                           ------------------------------------------ -------------------------------------------
                                        Gross Unrealized                           Gross Unrealized
                                     ---------------------- Estimated           ----------------------- Estimated
                           Amortized       Temporary  OTTI    Fair    Amortized        Temporary  OTTI    Fair
                             Cost    Gains  Losses   Losses   Value     Cost    Gains   Losses   Losses   Value
                           --------- ----- --------- ------ --------- --------- ------ --------- ------ ---------
                                                               (In millions)
Fixed maturity securities
U.S. corporate............ $    731  $  35 $     21  $  --  $    745  $    705  $   59 $      8  $  --  $    756
Foreign corporate.........      311      9       16     --       304       336      14        7     --       343
CMBS......................      141      4        2     --       143       110       5        1     --       114
State and political
 subdivision..............       70     15       --     --        85        83      22       --     --       105
U.S. Treasury and agency..       72     12       --     --        84       153      21       --     --       174
ABS.......................       80      1       --     --        81        36       1       --     --        37
RMBS......................       68      3       --     --        71        90       6       --     --        96
Foreign government........       22     --       --     --        22        15       1       --     --        16
                           --------  ----- --------  -----  --------  --------  ------ --------  -----  --------
  Total fixed maturity
   securities............. $  1,495  $  79 $     39  $  --  $  1,535  $  1,528  $  129 $     16  $  --  $  1,641
                           ========  ===== ========  =====  ========  ========  ====== ========  =====  ========

  The Company held no non-income producing fixed maturity securities at both December 31, 2015 and 2014.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

               New England Life Insurance Company and Subsidiary

 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2015:

                                                 Due After Five
                                   Due After One     Years                               Total Fixed
                       Due in One  Year Through   Through Ten   Due After Ten Structured  Maturity
                      Year or Less  Five Years       Years          Years     Securities Securities
                      ------------ ------------- -------------- ------------- ---------- -----------
                                                      (In millions)
Amortized cost.......  $      34    $      346     $      421     $    405      $  289    $  1,495
Estimated fair value.  $      31    $      364     $      415     $    430      $  295    $  1,535

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured securities (CMBS, ABS and RMBS) are shown separately, as they are not due at a single maturity.

 Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                              December 31, 2015                         December 31, 2014
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed maturity securities
U.S. corporate...................  $  233     $  15     $   36     $   6     $  106     $   3      $  20     $    5
Foreign corporate................      73         5         55        11         87         7          9         --
CMBS.............................      54         2          7        --          2        --         24          1
U.S. Treasury and agency.........      11        --         --        --         --        --         --         --
ABS..............................      31        --          5        --          3        --          5         --
RMBS.............................      12        --         --        --         15        --         --         --
Foreign government...............       9        --         --        --          1        --         --         --
                                   ------     -----     ------     -----     ------     -----      -----     ------
 Total fixed maturity securities.  $  423     $  22     $  103     $  17     $  214     $  10      $  58     $    6
                                   ======     =====     ======     =====     ======     =====      =====     ======
Total number of securities in an
  unrealized loss position.......     196                   29                  100                   15
                                   ======               ======               ======                =====

Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for

               New England Life Insurance Company and Subsidiary near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

.. The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

.. When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

.. Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

.. When determining the amount of the credit loss for U.S. and foreign corporate securities, state and political subdivision securities and foreign government securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

               New England Life Insurance Company and Subsidiary

    The amortized cost of fixed maturity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2015. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities increased $23 million during the year ended December 31, 2015 to $39 million. The increase in gross unrealized losses for the year ended December 31, 2015, was primarily attributable to widening credit spreads, an increase in interest rates and, to a lesser extent, the impact of weakening foreign currencies on non-functional currency denominated fixed maturity securities.

    At December 31, 2015, $2 million of the total $39 million of gross unrealized losses were from two fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater, both of which were investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

Mortgage Loans

 Mortgage Loans by Portfolio Segment

   Mortgage loans are summarized as follows at:

                                                  December 31,
                                    ----------------------------------------
                                            2015                 2014
                                    -------------------  -------------------
                                      Carrying    % of     Carrying    % of
                                        Value     Total      Value     Total
                                    ------------- -----  ------------- -----
                                    (In millions)        (In millions)
  Mortgage loans...................
   Commercial......................    $    63     52.1%   $     70     53.1%
   Agricultural....................         59     48.7          63     47.7
                                       -------    -----    --------    -----
     Subtotal......................        122    100.8         133    100.8
   Valuation allowances............         (1)    (0.8)         (1)    (0.8)
                                       -------    -----    --------    -----
       Total mortgage loans, net...    $   121    100.0%   $    132    100.0%
                                       =======    =====    ========    =====

               New England Life Insurance Company and Subsidiary

   The Company purchases unaffiliated mortgage loans under a master participation agreement, from an affiliate, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of unaffiliated mortgage loan participation interests purchased by the Company from an affiliate during the years ended December 31, 2015, 2014 and 2013 was $11 million, $0 and $0, respectively.

 Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

   At both December 31, 2015 and 2014, the Company had no impaired mortgage loans and all mortgage loans were evaluated collectively for credit losses.

  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring

               New England Life Insurance Company and Subsidiary process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

 Credit Quality of Commercial Mortgage Loans

    All of the commercial mortgage loans held at both December 31, 2015 and 2014 had loan-to-value ratios less than 65% and a debt service coverage ratio greater than 1.2x.

 Credit Quality of Agricultural Mortgage Loans

   All of the agricultural mortgage loans held at both December 31, 2015 and 2014 had loan-to-value ratios of less than 65%.

 Past Due and Interest Accrual Status of Mortgage Loans

   The Company has a high quality, well performing mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2015 and 2014. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans - 60 days and agricultural mortgage loans - 90 days. The Company had no mortgage loans past due and no mortgage loans in nonaccrual status at both December 31, 2015 and 2014.

 Mortgage Loans Modified in a Troubled Debt Restructuring

   The Company may grant concessions related to borrowers experiencing financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a

               New England Life Insurance Company and Subsidiary reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance. There were no mortgage loans modified in a troubled debt restructuring during both the years ended December 31, 2015 and 2014.

Other Invested Assets

  Other invested assets is comprised of freestanding derivatives with positive estimated fair values (see Note 7) and social investments.

Net Unrealized Investment Gains (Losses)

   Unrealized investment gains (losses) on fixed maturity securities AFS and the effect on DAC and DSI that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

   The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                Years Ended December 31,
                                             ------------------------------
                                               2015       2014        2013
                                             -------  ------------- -------
                                                      (In millions)
   Fixed maturity securities................ $    40     $   113    $    39
   Derivatives..............................      17          11          2
   Amounts allocated from DAC and DSI.......      (4)         (4)        (1)
   Deferred income tax benefit (expense)....     (19)        (42)       (14)
                                             -------     -------    -------
   Net unrealized investment gains (losses). $    34     $    78    $    26
                                             =======     =======    =======

  The changes in net unrealized investment gains (losses) were as follows:

                                                         Years Ended December 31,
                                                      ------------------------------
                                                        2015       2014        2013
                                                      -------  ------------- -------
                                                               (In millions)
Balance at January 1,................................ $    78     $    26    $   104
Unrealized investment gains (losses) during the year.     (67)         83       (120)
Unrealized investment gains (losses) relating to:
 DAC and DSI.........................................      --          (3)        --
 Deferred income tax benefit (expense)...............      23         (28)        42
                                                      -------     -------    -------
Balance at December 31,.............................. $    34     $    78    $    26
                                                      =======     =======    =======
Change in net unrealized investment gains (losses)... $   (44)    $    52    $   (78)
                                                      =======     =======    =======

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's stockholder's equity at December 31, 2015. There were no investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, at December 31, 2014.

               New England Life Insurance Company and Subsidiary

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes at:

                                                                December 31,
                                                              -----------------
                                                                2015     2014
                                                              -------- --------
                                                                (In millions)
 Invested assets on deposit (regulatory deposits)............ $      4 $      4
 Invested assets pledged as collateral (1)...................        1        1
                                                              -------- --------
  Total invested assets on deposit and pledged as collateral. $      5 $      5
                                                              ======== ========

--------

(1)The Company has pledged invested assets in connection with derivative transactions (see Note 7).

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. In certain instances, the Company may hold both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, it would be deemed the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

 Consolidated VIEs

   There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at both December 31, 2015 and 2014.

               New England Life Insurance Company and Subsidiary

 Unconsolidated VIEs

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                               December 31,
                                                 -----------------------------------------
                                                         2015                 2014
                                                 -------------------- --------------------
                                                            Maximum              Maximum
                                                 Carrying  Exposure   Carrying  Exposure
                                                  Amount  to Loss (1)  Amount  to Loss (1)
                                                 -------- ----------- -------- -----------
                                                               (In millions)
Fixed maturity securities AFS:
 Structured securities (CMBS, ABS and RMBS) (2).  $  295    $  295     $  247    $  247
 U.S. corporate.................................      13        13         14        14
Other investments (3)...........................       4         5         18        19
                                                  ------    ------     ------    ------
   Total........................................  $  312    $  313     $  279    $  280
                                                  ======    ======     ======    ======

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other investments is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

(3)Other investments is comprised of other invested assets and other limited partnership interests.

  As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during each of the years ended December 31, 2015, 2014 and 2013.

               New England Life Insurance Company and Subsidiary

Net Investment Income

  The components of net investment income were as follows:

                                              Years Ended December 31,
                                           -------------------------------
                                             2015       2014        2013
                                           -------- ------------- --------
                                                    (In millions)
     Investment income:
      Fixed maturity securities........... $     80   $     78    $     75
      Mortgage loans......................        6          7           6
      Policy loans........................       24         23          23
      Other limited partnership interests.        1          1           2
      Other...............................        1          2           2
                                           --------   --------    --------
        Subtotal..........................      112        111         108
      Less: Investment expenses...........        2          2           2
                                           --------   --------    --------
        Net investment income............. $    110   $    109    $    106
                                           ========   ========    ========

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

   The components of net investment gains (losses) were as follows:

                                                                          Years Ended December 31,
                                                                         ---------------------------
                                                                          2015      2014       2013
                                                                         ------ ------------- ------
                                                                                (In millions)
Total gains (losses) on fixed maturity securities:
 OTTI losses on fixed maturity securities recognized in earnings........ $   --    $    (1)   $   --
 Fixed maturity securities -- net gains (losses) on sales and disposals.      1         (4)        9
 Other..................................................................      1         --        --
                                                                         ------    -------    ------
   Total net investment gains (losses).................................. $    2    $    (5)   $    9
                                                                         ======    =======    ======

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were $1 million for the year ended December 31, 2015 and less than $1 million for both the years ended December 31, 2014 and 2013.

               New England Life Insurance Company and Subsidiary

 Sales or Disposals and Impairments of Fixed Maturity Securities

   Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as shown in the table below.

                                           Years Ended December 31,
                                       --------------------------------
                                         2015        2014        2013
                                       --------  ------------- --------
                                                 (In millions)
       Proceeds....................... $    439    $    388    $    393
                                       ========    ========    ========
       Gross investment gains......... $      6    $      4    $     12
       Gross investment losses........       (5)         (8)         (3)
       OTTI losses....................       --          (1)         --
                                       --------    --------    --------
        Net investment gains (losses). $      1    $     (5)   $      9
                                       ========    ========    ========

Related Party Investment Transactions

  The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $2 million for each of the years ended December 31, 2015, 2014 and 2013. The Company had affiliated net investment income (loss) of less than $1 million for both the years ended December 31, 2015 and 2014 and ($1) million for the year ended December 31, 2013.

  See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for discussion of mortgage loan participation agreements with affiliate.

7. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

               New England Life Insurance Company and Subsidiary

 Foreign Currency Exchange Rate Derivatives

   The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

   In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and nonqualifying hedging relationships.

 Credit Derivatives

   The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, involuntary restructuring or governmental intervention. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

   The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

               New England Life Insurance Company and Subsidiary

Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                            December 31,
                                                      -------------------------------------------------------------
                                                                 2015                             2014
                                                      ------------------------------- -----------------------------
                                                                 Estimated Fair Value           Estimated Fair Value
                                                               ----------------------          --------------------
                                                       Gross                           Gross
                                                      Notional                        Notional
                     Primary Underlying Risk Exposure  Amount  Assets   Liabilities    Amount    Assets  Liabilities
                     -------------------------------- -------- ------   -----------   -------- --------  -----------
                                                                            (In millions)
Derivatives Designated as Hedging
 Instruments
Cash flow hedges:
 Foreign currency             Foreign
   swaps............           currency
                               exchange rate.........  $  85   $  17      $    --      $  83    $  11      $    --
                                                       -----   -----      -------      -----    -----      -------
   Total qualifying hedges........................        85      17           --         83       11           --
                                                       -----   -----      -------      -----    -----      -------
Derivatives Not Designated or Not
 Qualifying as Hedging Instruments
Foreign currency              Foreign
 swaps..............           currency
                               exchange rate.........      9       2           --         13        1           --
Credit default
 swaps--purchased...          Credit.................      3      --           --          3       --           --
Credit default
 swaps--written.....          Credit.................     33      --           --         33        1           --
                                                       -----   -----      -------      -----    -----      -------
   Total non-designated or
    nonqualifying derivatives.....................        45       2           --         49        2           --
                                                       -----   -----      -------      -----    -----      -------
    Total........................................      $ 130   $  19      $    --      $ 132    $  13      $    --
                                                       =====   =====      =======      =====    =====      =======

  Based on gross notional amounts, a portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2015 and 2014. The Company's use of derivatives includes
(i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (iii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                           Years Ended December 31,
                                                         ----------------------------
                                                          2015       2014       2013
                                                         ------- ------------- ------
                                                                 (In millions)
Freestanding derivatives and hedging gains (losses) (1). $     1   $      2    $    2
Embedded derivatives gains (losses).....................      55        168      (235)
                                                         -------   --------    ------
 Total net derivative gains (losses).................... $    56   $    170    $ (233)
                                                         =======   ========    ======

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and nonqualifying hedging relationships, which are not presented elsewhere in this note.

               New England Life Insurance Company and Subsidiary

  The Company recognized net investment income from settlement payments related to qualifying hedges of $2 million, $1 million and $1 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  The Company recognized net derivative gains (losses) from settlement payments related to nonqualifying hedges of $1 million for each of the years ended December 31, 2015, 2014 and 2013.

Nonqualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                            Net
                                                         Derivative
                                                       Gains (Losses)
                                                       --------------
                                                       (In millions)
           Year Ended December 31, 2015
           Foreign currency exchange rate derivatives.   $        1
           Credit derivatives -- written..............           --
                                                         ----------
            Total.....................................   $        1
                                                         ==========
           Year Ended December 31, 2014
           Foreign currency exchange rate derivatives.   $        1
           Credit derivatives -- written..............           --
                                                         ----------
            Total.....................................   $        1
                                                         ==========
           Year Ended December 31, 2013
           Foreign currency exchange rate derivatives.   $       (1)
           Credit derivatives -- written..............            2
                                                         ----------
            Total.....................................   $        1
                                                         ==========

Cash Flow Hedges

  The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets as cash flow hedges when they have met the requirements of cash flow hedging.

  In certain instances, the Company discontinues cash flow hedge accounting when the forecasted transactions are no longer probable of occurring. When such forecasted transactions are not probable of occurring within two months of the anticipated date, the Company reclassifies certain amounts from AOCI into net derivative gains (losses). For the year ended December 31, 2015, the amount reclassified into net derivative gains (losses) related to discontinued cash flow hedges was not significant. For both the years ended December 31, 2014 and 2013, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges.

  There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for each of the years ended December 31, 2015, 2014 and 2013.

               New England Life Insurance Company and Subsidiary

  At December 31, 2015 and 2014, the balance in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges was $17 million and $11 million, respectively.

  For the years ended December 31, 2015, 2014 and 2013, there was $6 million, $9 million and $1 million, respectively, of gains (losses) deferred in AOCI related to foreign currency swaps. For both the years ended December 31, 2015 and 2014, the amount reclassified to net derivative gains (losses) related to foreign currency swaps were not significant. For the year ended December 31, 2013, there were no amounts reclassified to net derivative gains (losses) related to foreign currency swaps. For each of the years ended December 31, 2015, 2014 and 2013, there were no amounts reclassified to net investment income related to foreign currency swaps. For each of the years ended December 31, 2015, 2014 and 2013, the amounts recognized in net derivative gains (losses) which represented the ineffective portion of all cash flow hedges were not significant.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2015, $6 million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $33 million at both December 31, 2015 and 2014. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. The amount the Company would have received to terminate all of these contracts at December 31, 2015 was not significant. At December 31, 2014, the Company would have received $1 million to terminate all of these contracts.

               New England Life Insurance Company and Subsidiary

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                   December 31,
                                   -----------------------------------------------------------------------------
                                                    2015                                   2014
                                   -------------------------------------- --------------------------------------
                                                 Maximum                                Maximum
                                   Estimated      Amount                  Estimated      Amount
                                   Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                   of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of        Default   Credit Default   Years to    Default   Credit Default   Years to
Referenced Credit Obligations (1)    Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
---------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                         (In millions)                          (In millions)
Baa
Credit default swaps referencing
  indices.........................  $     --    $      22        5.0       $     --    $      22        5.0
B
Credit default swaps referencing
  indices.........................        --           11        5.0              1           11        5.0
                                    --------    ---------                  --------    ---------
 Total............................  $     --    $      33        5.0       $      1    $      33        5.0
                                    ========    =========                  ========    =========

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company

               New England Life Insurance Company and Subsidiary has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 8 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                           December 31,
                                                                              ---------------------------------------
                                                                                     2015                2014
                                                                              ------------------- -------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement  Assets  Liabilities Assets  Liabilities
----------------------------------------------------------------------------  ------  ----------- ------  -----------
                                                                                           (In millions)
     Gross estimated fair value of derivatives:
      OTC-bilateral (1)...................................................... $   19    $    --   $   12    $    --
      OTC-cleared (1)........................................................     --         --        1         --
                                                                              ------    -------   ------    -------
        Total gross estimated fair value of derivatives (1)..................     19         --       13         --
     Amounts offset on the consolidated balance sheets.......................     --         --       --         --
                                                                              ------    -------   ------    -------
     Estimated fair value of derivatives presented on the consolidated
       balance sheets (1)....................................................     19         --       13         --
     Gross amounts not offset on the consolidated balance sheets:
     Gross estimated fair value of derivatives: (2)
      OTC-bilateral..........................................................     --         --       --         --
      OTC-cleared............................................................     --         --       --         --
     Cash collateral: (3)
      OTC-bilateral..........................................................    (15)        --       (9)        --
      OTC-cleared............................................................     --         --       (1)        --
     Securities collateral: (4)
      OTC-bilateral..........................................................     (1)        --       (1)        --
      OTC-cleared............................................................     --         --       --         --
                                                                              ------    -------   ------    -------
     Net amount after application of master netting agreements and
       collateral............................................................ $    3    $    --   $    2    $    --
                                                                              ======    =======   ======    =======

--------

(1)At both December 31, 2015 and 2014, the amount of income or expense accruals reported in accrued investment income or in other liabilities included in derivative assets and derivative liabilities was not significant.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The

               New England Life Insurance Company and Subsidiary amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At both December 31, 2015 and 2014, the Company did not receive or provide any excess cash collateral.

(4)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2015 none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At both December 31, 2015 and 2014, the Company did not receive or provide excess securities collateral for its OTC-bilateral derivatives. At both December 31, 2015 and 2014, the Company provided excess securities collateral with an estimated fair value of $1 million for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the estimated fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of New England Life Insurance Company and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both New England Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  At both December 31, 2015 and 2014, the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements and the estimated fair value of the collateral pledged were not significant. At both December 31, 2015 and 2014, there was no incremental collateral that New England Life Insurance Company would be required to provide if there was a one-notch downgrade in its financial strength rating at the reporting date or if its financial strength rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date.

Embedded Derivatives

  The Company issues certain products that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; and affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs.

               New England Life Insurance Company and Subsidiary

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                           December 31,
                                                                        -----------------
                                           Balance Sheet Location         2015     2014
                                       -------------------------------- -------- --------
                                                                          (In millions)
Net embedded derivatives within asset
  host contracts:
 Ceded guaranteed minimum benefits.... Premiums, reinsurance and other
                                         receivables................... $    486 $    424
Net embedded derivatives within
  liability host contracts:
 Direct guaranteed minimum benefits... Policyholder account balances... $     12 $    (10)

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                              ---------------------------
                                               2015       2014       2013
                                              ------- ------------- -----
                                                      (In millions)
      Net derivative gains (losses) (1), (2). $    55   $    168    $(235)

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment, were $2 million, $3 million and ($8) million for the years ended December 31, 2015, 2014 and 2013, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($5) million, ($13) million and $26 million for the years ended December 31, 2015, 2014 and 2013, respectively.

(2)See Note 5 for discussion of affiliated net derivative gains (losses).

8. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

               New England Life Insurance Company and Subsidiary

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in

        Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

    Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

    Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Recurring Fair Value Measurements

    The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented below.

                                                                     December 31, 2015
                                                          ----------------------------------------
                                                            Fair Value Hierarchy
                                                          ------------------------
                                                                                   Total Estimated
                                                          Level 1 Level 2  Level 3   Fair Value
                                                          ------- -------- ------- ---------------
                                                                       (In millions)
Assets
Fixed maturity securities:
 U.S. corporate.......................................... $    -- $    726 $    19    $    745
 Foreign corporate.......................................      --      250      54         304
 CMBS....................................................      --      143      --         143
 State and political subdivision.........................      --       85      --          85
 U.S. Treasury and agency................................      24       60      --          84
 ABS.....................................................      --       59      22          81
 RMBS....................................................      --       57      14          71
 Foreign government......................................      --       22      --          22
                                                          ------- -------- -------    --------
   Total fixed maturity securities.......................      24    1,402     109       1,535
                                                          ------- -------- -------    --------
Short-term investments...................................      --       37      --          37
Derivative assets: (1)
 Foreign currency exchange rate..........................      --       19      --          19
 Credit..................................................      --       --      --          --
                                                          ------- -------- -------    --------
   Total derivative assets...............................      --       19      --          19
                                                          ------- -------- -------    --------
Net embedded derivatives within asset host contracts (2).      --       --     486         486
Separate account assets (3)..............................      --    7,920      --       7,920
                                                          ------- -------- -------    --------
       Total assets...................................... $    24 $  9,378 $   595    $  9,997
                                                          ======= ======== =======    ========
Liabilities
Net embedded derivatives within liability host
  contracts (2).......................................... $    -- $     -- $    12    $     12

               New England Life Insurance Company and Subsidiary

                                                            December 31, 2014
                                                -----------------------------------------
                                                  Fair Value Hierarchy
                                                -------------------------
                                                                             Total Estimated
                                                Level 1  Level 2  Level 3      Fair Value
                                                ------- --------- -------    ---------------
                                                              (In millions)
Assets
Fixed maturity securities:
 U.S. corporate................................ $    -- $     731 $    25       $     756
 Foreign corporate.............................      --       291      52             343
 CMBS..........................................      --       114      --             114
 State and political subdivision...............      --       105      --             105
 U.S. Treasury and agency......................      78        96      --             174
 ABS...........................................      --        25      12              37
 RMBS..........................................      --        80      16              96
 Foreign government............................      --        16      --              16
                                                ------- --------- -------       ---------
   Total fixed maturity securities.............      78     1,458     105           1,641
                                                ------- --------- -------       ---------
Short-term investments.........................      --        63      --              63
Derivative assets: (1)
 Foreign currency exchange rate................      --        12      --              12
 Credit........................................      --         1      --               1
                                                ------- --------- -------       ---------
   Total derivative assets.....................      --        13      --              13
                                                ------- --------- -------       ---------
Net embedded derivatives within asset host
  contracts (2)................................      --        --     424             424
Separate account assets (3)....................      --     8,829      --           8,829
                                                ------- --------- -------       ---------
       Total assets............................ $    78 $  10,363 $   529       $  10,970
                                                ======= ========= =======       =========
Liabilities
Net embedded derivatives within liability host
  contracts (2)................................ $    -- $      -- $  (10)       $    (10)

--------

(1)Derivative assets are presented within other invested assets on the consolidated balance sheets.

(2)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables on the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within policyholder account balances on the consolidated balance sheets.

(3)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

               New England Life Insurance Company and Subsidiary

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

  On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third-party pricing providers and the controls and procedures to evaluate third-party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of Metropolitan Life Insurance Company's Board of Directors regarding compliance with fair value accounting standards.

  The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities.

  The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

               New England Life Insurance Company and Subsidiary

  Securities and Short-term Investments

  When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

               New England Life Insurance Company and Subsidiary

    The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

Instrument                  Level 2                                 Level 3
                       Observable Inputs                      Unobservable Inputs
--------------------------------------------------------------------------------------------
Fixed Maturity Securities
--------------------------------------------------------------------------------------------
 U.S. corporate and Foreign corporate securities
--------------------------------------------------------------------------------------------
             Valuation Techniques: Principally the   Valuation Techniques: Principally the
              market and income approaches.           market approach.
             Key Inputs:                             Key Inputs:
             . quoted prices in markets that are     . illiquidity premium
                not active                           . delta spread adjustments to reflect
             . benchmark yields; spreads off            specific credit-related issues
                benchmark yields; new issuances;     . credit spreads
                issuer rating                        . quoted prices in markets that are
             . trades of identical or comparable        not active for identical or
                securities; duration                    similar securities that are less
             . Privately-placed securities are          liquid and based on lower levels
                valued using the additional key         of trading activity than
                inputs:                                 securities classified in Level 2
                . market yield curve; call           . independent non-binding broker
                   provisions                           quotations
                . observable prices and spreads
                   for similar public or private
                   securities that incorporate the
                   credit quality and industry
                   sector of the issuer
                . delta spread adjustments to
                   reflect specific credit-related
                   issues
--------------------------------------------------------------------------------------------
 State and political subdivision, U.S. Treasury and agency and Foreign government securities
--------------------------------------------------------------------------------------------
             Valuation Techniques: Principally the   . N/A
              market approach.
             Key Inputs:
             . quoted prices in markets that are
                not active
             . benchmark U.S. Treasury yield or
                other yields
             . the spread off the U.S. Treasury
                yield curve for the identical
                security
             . issuer ratings and issuer spreads;
                broker-dealer quotes
             . comparable securities that are
                actively traded
--------------------------------------------------------------------------------------------
 Structured securities comprised of CMBS, ABS and RMBS
--------------------------------------------------------------------------------------------
             Valuation Techniques: Principally the   Valuation Techniques: Principally the
              market and income approaches.           market and income approaches.
             Key Inputs:                             Key Inputs:
             . quoted prices in markets that are     . credit spreads
             not active                              . quoted prices in markets that are
             . spreads for actively traded              not active for identical or
                securities;                             similar securities that are less
             . spreads off benchmark yields             liquid and based on lower levels
                expected prepayment speeds and          of trading activity than
                volumes                                 securities classified in Level 2
             . current and forecasted loss           . independent non-binding broker
                severity; ratings; geographic           quotations
                region
             . weighted average coupon and
                weighted average maturity
             . average delinquency rates;
                debt-service coverage ratios
             . issuance-specific information,
                including, but not limited to:
                . collateral type; structure of
                   the security; vintage of the
                   loans
                . payment terms of the underlying
                   assets
                . payment priority within the
                   tranche: deal performance
--------------------------------------------------------------------------------------------
 Short-term investments
--------------------------------------------------------------------------------------------
             . Short-term investments are of a       . N/A
                similar nature and class to the
                fixed maturity securities
                described above; accordingly, the
                valuation techniques and
                observable inputs used in their
                valuation are also similar to
                those described above.
--------------------------------------------------------------------------------------------
 Separate Account Assets (1)
--------------------------------------------------------------------------------------------
             Key Input:                              . N/A
             . quoted prices or reported NAV
                provided by the fund managers

--------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets which include mutual funds and hedge funds.

               New England Life Insurance Company and Subsidiary

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

               New England Life Insurance Company and Subsidiary

  Freestanding Derivatives Valuation Techniques and Key Inputs

     Level 2 includes all types of derivatives utilized by the Company.

     Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques. Key inputs are as follows:

---------------------------------------------------------------------------------
                                Foreign Currency Exchange
         Instrument                        Rate                    Credit
---------------------------------------------------------------------------------
Inputs common to Level 2 by    .  swap yield curve           .  swap yield curve
  instrument type              .  basis curves               .  credit curves
                               .  currency spot rates        .  recovery rates
                               .  cross currency basis
                                  curves
---------------------------------------------------------------------------------

 Embedded Derivatives

   Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance agreements related to such variable annuity guarantees. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

   The Company's actuarial department calculates the fair value of these embedded derivatives, which are estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

   Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

               New England Life Insurance Company and Subsidiary

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables on the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  Embedded Derivatives Within Asset and Liability Host Contracts

   Level 3 Valuation Techniques and Key Inputs:

     Direct guaranteed minimum benefits

       These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

     Reinsurance ceded on certain guaranteed minimum benefits

       These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct guaranteed minimum benefits" and also include counterparty credit spreads.

               New England Life Insurance Company and Subsidiary

  Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

   Transfers between Levels 1 and 2:

    There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2015 and 2014.

   Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

 Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

   The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                         December 31, 2015
                                                                                     --------------------------





                                                                                                       Weighted
                               Valuation Techniques Significant Unobservable Inputs      Range        Average (1)
                               -------------------- -------------------------------  -------------    -----------
Fixed maturity securities (3)
 U.S. corporate and foreign
  corporate................... . Matrix pricing     . Delta spread adjustments (4)     (20) -     70       28
                               . Market pricing     . Quoted prices (5)                 94  -    100       96
                               -----------------------------------------------------------------------------------
 RMBS......................... . Market pricing     . Quoted prices (5)                 83  -     95       92
                               . Consensus pricing  . Offered quotes (5)                --  -     --       --
                               -----------------------------------------------------------------------------------
 ABS.......................... . Market pricing     . Quoted prices (5)                100  -    101      100
                               . Consensus pricing  . Offered quotes (5)               105  -    105      105
                               -----------------------------------------------------------------------------------
Embedded derivatives
 Direct and ceded guaranteed   . Option pricing
  minimum benefits............   techniques         . Mortality rates:
                                                       Ages 0 - 40                       0% -   0.09%
                                                       Ages 41 - 60                   0.04% -   0.65%
                                                       Ages 61 - 115                  0.26% -    100%
                                                    . Lapse rates:
                                                       Durations 1 - 10               0.25% -    100%
                                                       Durations 11 - 20                 3% -    100%
                                                       Durations 21 - 116                3% -    100%
                                                    . Utilization rates                  0% -     25%
                                                    . Withdrawal rates                0.25% -     10%
                                                    . Long-term equity
                                                      volatilities                   17.40% -     25%
                                                    . Nonperformance risk spread      0.04% -   0.52%
                               -----------------------------------------------------------------------------------

                                                                                         December 31, 2014
                                                                                     --------------------------





                                                                                                       Weighted
                               Valuation Techniques Significant Unobservable Inputs      Range        Average (1)
                               -------------------- -------------------------------  -------------    -----------
Fixed maturity securities (3)
 U.S. corporate and foreign
  corporate................... . Matrix pricing     . Delta spread adjustments (4)     (25) -     70       19
                               . Market pricing     . Quoted prices (5)                 18  -    101       98
                               -----------------------------------------------------------------------------------
 RMBS......................... . Market pricing     . Quoted prices (5)                 --  -     --       --
                               . Consensus pricing  . Offered quotes (5)                91  -     95       92
                               -----------------------------------------------------------------------------------
 ABS.......................... . Market pricing     . Quoted prices (5)                100  -    102      101
                               . Consensus pricing  . Offered quotes (5)               100  -    106      101
                               -----------------------------------------------------------------------------------
Embedded derivatives
 Direct and ceded guaranteed   . Option pricing
  minimum benefits............   techniques         . Mortality rates:
                                                       Ages 0 - 40                       0% -   0.10%
                                                       Ages 41 - 60                   0.04% -   0.65%
                                                       Ages 61 - 115                  0.26% -    100%
                                                    . Lapse rates:
                                                       Durations 1 - 10               0.50% -    100%
                                                       Durations 11 - 20                 3% -    100%
                                                       Durations 21 - 116                3% -    100%
                                                    . Utilization rates                 20% -     50%
                                                    . Withdrawal rates                0.07% -     10%
                                                    . Long-term equity
                                                      volatilities                   17.40% -     25%
                                                    . Nonperformance risk spread      0.03% -   0.46%
                               -----------------------------------------------------------------------------------





                                                                                        Impact of
                                                                                     Increase in Input
                                                                                       on Estimated
                               Valuation Techniques Significant Unobservable Inputs   Fair Value (2)
                               -------------------- -------------------------------  -----------------
Fixed maturity securities (3)
 U.S. corporate and foreign
  corporate................... . Matrix pricing     . Delta spread adjustments (4)      Decrease
                               . Market pricing     . Quoted prices (5)                 Increase
                               ------------------------------------------------------------------------
 RMBS......................... . Market pricing     . Quoted prices (5)               Increase (6)
                               . Consensus pricing  . Offered quotes (5)              Increase (6)
                               ------------------------------------------------------------------------
 ABS.......................... . Market pricing     . Quoted prices (5)               Increase (6)
                               . Consensus pricing  . Offered quotes (5)              Increase (6)
                               ------------------------------------------------------------------------
Embedded derivatives
 Direct and ceded guaranteed   . Option pricing
  minimum benefits............   techniques         . Mortality rates:
                                                       Ages 0 - 40                    Decrease (7)
                                                       Ages 41 - 60                   Decrease (7)
                                                       Ages 61 - 115                  Decrease (7)
                                                    . Lapse rates:
                                                       Durations 1 - 10               Decrease (8)
                                                       Durations 11 - 20              Decrease (8)
                                                       Durations 21 - 116             Decrease (8)
                                                    . Utilization rates               Increase (9)
                                                    . Withdrawal rates                    (10)
                                                    . Long-term equity
                                                      volatilities                    Increase (11)
                                                    . Nonperformance risk spread      Decrease (12)
                               ------------------------------------------------------------------------

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

               New England Life Insurance Company and Subsidiary

(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(8)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(9)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(10)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(11)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

               New England Life Insurance Company and Subsidiary

(12)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.

               New England Life Insurance Company and Subsidiary

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                             ----------------------------------------------------------------------
                                                              Fixed Maturity Securities
                                                             -------------------------------------
                                                             Corporate (1)      Structured (2)      Net Embedded Derivatives (3)
                                                             -------------      --------------      ----------------------------
                                                                                   (In millions)
Balance, January 1, 2014....................................   $      76          $      45                  $      261
Total realized/unrealized gains (losses) included in net
 income (loss) (4) (5)......................................          (1)                --                         168
Total realized/unrealized gains (losses) included in AOCI...          --                 --                          --
Purchases (6)...............................................          19                 16                          --
Sales (6)...................................................          (1)               (18)                         --
Issuances (6)...............................................          --                 --                          --
Settlements (6).............................................          --                 --                           5
Transfers into Level 3 (7)..................................           1                  1                          --
Transfers out of Level 3 (7)................................         (17)               (16)                         --
                                                               ---------          ---------                  ----------
Balance, December 31, 2014..................................          77                 28                         434
Total realized/unrealized gains (losses) included in net
 income (loss) (4) (5)......................................          --                  1                          55
Total realized/unrealized gains (losses) included in AOCI...          (3)                --                          --
Purchases (6)...............................................          --                 11                          --
Sales (6)...................................................          (1)                (3)                         --
Issuances (6)...............................................          --                 --                          --
Settlements (6).............................................          --                 --                         (15)
Transfers into Level 3 (7)..................................           4                 --                          --
Transfers out of Level 3 (7)................................          (4)                (1)                         --
                                                               ---------          ---------                  ----------
Balance, December 31, 2015..................................   $      73          $      36                  $      474
                                                               =========          =========                  ==========
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2013 (8)......................................   $      --          $      --                  $     (229)
                                                               =========          =========                  ==========
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2014 (8)......................................   $      (1)         $      --                  $      174
                                                               =========          =========                  ==========
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2015 (8)......................................   $      --          $      --                  $       63
                                                               =========          =========                  ==========
Gains (Losses) Data for the year ended December 31, 2013
Total realized/unrealized gains (losses) included in net
 income (loss) (4) (5)......................................   $      --          $      --                  $     (235)
Total realized/unrealized gains (losses) included in AOCI...   $      --          $      (1)                 $       --

--------

(1)Comprised of U.S. and foreign corporate securities.

(2)Comprised of CMBS, ABS and RMBS.

(3)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(4)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated

               New England Life Insurance Company and Subsidiary with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (losses) for net embedded derivatives are reported in net derivatives gains (losses).

(5)Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.

(6)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(7)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(8)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under derivative transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                               December 31, 2015
                                  --------------------------------------------
                                             Fair Value Hierarchy
                                           ------------------------
                                                                      Total
                                  Carrying                          Estimated
                                   Value   Level 1 Level 2 Level 3  Fair Value
                                  -------- ------- ------- -------- ----------
                                                 (In millions)
 Assets
 Mortgage loans.................. $    121 $    -- $    -- $    126 $      126
 Policy loans.................... $    427 $    -- $    33 $    555 $      588
 Premiums, reinsurance and other
   receivables................... $    398 $    -- $    -- $    427 $      427
 Liabilities
 Policyholder account balances... $    158 $    -- $    -- $    167 $      167
 Other liabilities............... $     46 $    -- $    -- $     46 $       46
 Separate account liabilities.... $      8 $    -- $     8 $     -- $        8

               New England Life Insurance Company and Subsidiary

                                                          December 31, 2014
                                             --------------------------------------------
                                                        Fair Value Hierarchy
                                                      ------------------------
                                                                                 Total
                                             Carrying                          Estimated
                                              Value   Level 1 Level 2 Level 3  Fair Value
                                             -------- ------- ------- -------- ----------
                                                            (In millions)
Assets
Mortgage loans.............................. $    132 $    -- $    -- $    140 $      140
Policy loans................................ $    422 $    -- $    28 $    576 $      604
Premiums, reinsurance and other receivables. $    389 $    -- $    -- $    418 $      418
Liabilities
Policyholder account balances............... $    142 $    -- $    -- $    150 $      150
Other liabilities........................... $     97 $    -- $    51 $     46 $       97
Separate account liabilities................ $      3 $    -- $     3 $     -- $        3

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

   The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

 Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk, as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables are comprised of certain amounts recoverable under reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

               New England Life Insurance Company and Subsidiary

 Policyholder Account Balances

   These policyholder account balances include investment contracts which primarily include fixed deferred annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

 Other Liabilities

   Other liabilities consist of funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements and are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

 Separate Account Liabilities

   Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

   Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

9. Equity

Statutory Equity and Income

  The state of domicile of NELICO imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC. The RBC ratio for NELICO was in excess of 1,600% for all periods presented.

  NELICO prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Massachusetts State Division of Insurance. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting

               New England Life Insurance Company and Subsidiary principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of NELICO.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by NELICO are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  The tables below present amounts from NELICO, which are derived from the statutory-basis financial statements as filed with the Massachusetts State Division of Insurance.

  Statutory net income (loss) was as follows:

                                                           Years Ended December 31,
                                                      -----------------------------------
Company                             State of Domicile    2015        2014        2013
----------------------------------- ----------------- ----------- ----------- -----------
                                                                 (In millions)
New England Life Insurance Company.   Massachusetts   $       157 $       303 $       103

  Statutory capital and surplus was as follows at:

                                                   December 31,
                                              -----------------------
          Company                                2015        2014
          ----------------------------------- ----------- -----------
                                                   (In millions)
          New England Life Insurance Company. $       632 $       675

Dividend Restrictions

  The table below sets forth the dividends permitted to be paid by NELICO without insurance regulatory approval and dividends paid:

                                          2016           2015          2014
                                    ----------------- ----------- -----------
                                    Permitted Without
Company                               Approval (1)     Paid (2)      Paid (2)
----------------------------------- ----------------- ----------- -----------
                                                    (In millions)
New England Life Insurance Company.    $       156    $       199 $       227 (3)

--------

(1)Reflects dividend amounts that may be paid during 2016 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over a rolling 12-month period, if paid before a specified date during 2016, some or all of such dividends may require regulatory approval.

               New England Life Insurance Company and Subsidiary

(2)Includes all amounts paid, including those requiring regulatory approval.

(3)During December 2014, NELICO distributed shares of its former subsidiary, NES, to MLIC as an extraordinary in-kind dividend of $113 million, as calculated on a statutory basis and also paid an extraordinary cash dividend to Metropolitan Life Insurance Company in the amount of $114 million.

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MLIC as long as the aggregate amount of the dividend, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of:
(i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to MLIC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

               New England Life Insurance Company and Subsidiary

Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI was as follows:

                                                        Unrealized                        Defined
                                                     Investment Gains   Unrealized Gains  Benefit
                                                     (Losses), Net of     (Losses) on      Plans
                                                    Related Offsets (1)   Derivatives    Adjustment   Total
                                                    ------------------- ---------------- ---------- ---------
                                                                          (In millions)
Balance at December 31, 2012.......................     $       104       $        --    $     (48) $      56
OCI before reclassifications.......................            (110)                1           46        (63)
Deferred income tax benefit (expense)..............              39                --          (16)        23
                                                        -----------       -----------    ---------  ---------
  AOCI before reclassifications, net of income tax.              33                 1          (18)        16
Amounts reclassified from AOCI.....................             (11)               --           (6)       (17)
Deferred income tax benefit (expense)..............               3                --            2          5
                                                        -----------       -----------    ---------  ---------
  Amounts reclassified from AOCI, net of income
   tax.............................................              (8)               --           (4)       (12)
                                                        -----------       -----------    ---------  ---------
Balance at December 31, 2013.......................              25                 1          (22)         4
OCI before reclassifications.......................              66                 9            6         81
Deferred income tax benefit (expense)..............             (23)               (3)          (2)       (28)
                                                        -----------       -----------    ---------  ---------
  AOCI before reclassifications, net of income tax.              68                 7          (18)        57
Amounts reclassified from AOCI.....................               5                --            5         10
Deferred income tax benefit (expense)..............              (2)               --           (2)        (4)
                                                        -----------       -----------    ---------  ---------
  Amounts reclassified from AOCI, net of income
   tax.............................................               3                --            3          6
                                                        -----------       -----------    ---------  ---------
Balance at December 31, 2014.......................              71                 7          (15)        63
OCI before reclassifications.......................             (72)                6          (10)       (76)
Deferred income tax benefit (expense)..............              24                (2)           4         26
                                                        -----------       -----------    ---------  ---------
  AOCI before reclassifications, net of income tax.              23                11          (21)        13
Amounts reclassified from AOCI.....................              (1)               --            4          3
Deferred income tax benefit (expense)..............               1                --           (1)        --
                                                        -----------       -----------    ---------  ---------
  Amounts reclassified from AOCI, net of income
   tax.............................................              --                --            3          3
                                                        -----------       -----------    ---------  ---------
Balance at December 31, 2015.......................     $        23       $        11    $     (18) $      16
                                                        ===========       ===========    =========  =========

--------

(1)See Note 6 for information on offsets to investments related to DAC and DSI.

               New England Life Insurance Company and Subsidiary

  Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                   Consolidated Statement of Operations
                                                                                     and Comprehensive Income (Loss)
AOCI Components                                  Amounts Reclassified from AOCI                 Locations
--------------------------------------------  -----------------------------------  ------------------------------------
                                                    Years Ended December 31,
                                              -----------------------------------
                                                 2015        2014         2013
                                              ---------  ------------- ----------
                                                         (In millions)
Net unrealized investment gains (losses):
  Net unrealized investment gains
   (losses).................................. $       1  $         (5) $       10     Net investment gains (losses)
  Net unrealized investment gains
   (losses)..................................         1            --           1     Net investment income
  Net unrealized investment gains
   (losses)..................................        (1)           --          --     Net derivative gains (losses)
                                              ---------  ------------  ----------
  Net unrealized investment gains (losses),
   before income tax.........................         1            (5)         11
  Income tax (expense) benefit...............        (1)            2          (3)
                                              ---------  ------------  ----------
  Net unrealized investment gains (losses),
   net of income tax......................... $      --  $         (3) $        8
                                              =========  ============  ==========
Defined benefit plans adjustment: (1)
  Amortization of net actuarial gains
   (losses).................................. $      (2) $         (1) $        2
  Amortization of prior service (costs)
   credit....................................        (2)           (4)          4
                                              ---------  ------------  ----------
    Amortization of defined benefit plan
     items, before income tax................        (4)           (5)          6
    Income tax (expense) benefit.............         1             2          (2)
                                              ---------  ------------  ----------
    Amortization of defined benefit plan
     items, net of income tax................ $      (3) $         (3) $        4
                                              =========  ============  ==========
Total reclassifications, net of income tax... $      (3) $         (6) $       12
                                              =========  ============  ==========

--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 11.

               New England Life Insurance Company and Subsidiary

10. Other Expenses

  Information on other expenses was as follows:

                                                            Years Ended December 31,
                                                          ---------------------------
                                                            2015     2014      2013
                                                          -------  --------  --------
                                                                 (In millions)
Compensation............................................. $    10  $     11  $     24
Pension, postretirement and postemployment benefit costs.      10        27        19
Commissions (1)..........................................      (7)      170       178
Volume-related costs.....................................       5         1        --
Affiliated interest costs on ceded reinsurance...........       2         2         2
Capitalization of DAC....................................      --       (20)       (6)
Amortization of DAC......................................      54        89       (24)
Premium taxes, licenses and fees.........................       5         8         8
Professional services....................................       1         2         3
Other....................................................      15        53        46
                                                          -------  --------  --------
 Total other expenses.................................... $    95  $    343  $    250
                                                          =======  ========  ========

--------

(1)See Note 2 for information on the disposition of NES.

Capitalization and Amortization of DAC

  See Note 4 for additional information on DAC including impacts of capitalization and amortization.

Affiliated Expenses

  Commissions and volume-related costs include the impact of affiliated reinsurance transactions. See Notes 5 and 14 for a discussion of affiliated expenses included in the table above.

11. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company's employees, sales representatives and retirees participate in defined benefit pension plans and other postretirement plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. The nonqualified pension plans provide supplemental benefits to certain executive level employees and retirees.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in

               New England Life Insurance Company and Subsidiary accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

  The Company is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. The Company's share of pension expense was $4 million, $2 million and $3 million for the years ended December 31, 2015, 2014 and 2013, respectively. In addition, the Company's share of net other postretirement expense was less than $1 million for both the years ended December 31, 2015 and 2014 and less than ($1) million for the year ended December 31, 2013. The combined allocated pension and other postretirement benefit expenses are included in the accompanying consolidated statements of operations.

  In addition, the Company sponsors a qualified and a nonqualified defined benefit pension plan, as well as other postretirement benefit plans. The obligations and related net periodic benefit expense associated with these plans are included in the consolidated financial statements and the additional disclosures below. Effective December 31, 2014, the Company sponsored pension and other postretirement plans were amended to eliminate benefit accruals prospectively. A limited group of active participants continue to have the opportunity to earn eligibility requirements to receive certain benefits in certain pension and other postretirement plans with continuing active service.

               New England Life Insurance Company and Subsidiary

 Obligations and Funded Status

                                                                            December 31,
                                                       ------------------------------------------------------
                                                                  2015                        2014
                                                       --------------------------  --------------------------
                                                                        Other                       Other
                                                         Pension    Postretirement   Pension    Postretirement
                                                       Benefits (1)    Benefits    Benefits (1)    Benefits
                                                       ------------ -------------- ------------ --------------
                                                                            (In millions)
Change in benefit obligations
Benefit obligations at January 1,.....................    $  223        $   30        $  193        $   32
 Service costs........................................        --            --             4             1
 Interest costs.......................................         9             1             9             1
 Plan participants' contributions.....................        --             2            --             2
 Net actuarial (gains) losses.........................       (10)            2            39             5
 Change in benefits and other.........................        --             2           (13)           (7)
 Benefits paid........................................        (9)           (5)           (9)           (4)
                                                          ------        ------        ------        ------
Benefit obligations at December 31,...................       213            32           223            30
                                                          ------        ------        ------        ------
Change in plan assets
Estimated fair value of plan assets at January 1,.....       154            --           133            --
 Actual return on plan assets.........................        (5)           --            22            --
 Plan participants' contributions.....................        --             2            --             2
 Employer contributions...............................         8             3             8             2
 Benefits paid........................................        (9)           (5)           (9)           (4)
                                                          ------        ------        ------        ------
Estimated fair value of plan assets at December 31,...       148            --           154            --
                                                          ------        ------        ------        ------
 Over (under) funded status at December 31,...........    $  (65)       $  (32)       $  (69)       $  (30)
                                                          ======        ======        ======        ======
Amounts recognized on the consolidated balance sheets
 Other liabilities....................................    $  (65)       $  (32)       $  (69)       $  (30)
                                                          ======        ======        ======        ======
AOCI
 Net actuarial (gains) losses.........................    $   27        $   (2)       $   24        $   (4)
 Prior service costs (credit).........................        --             3            --             2
                                                          ------        ------        ------        ------
   AOCI, before income tax............................    $   27        $    1        $   24        $   (2)
                                                          ======        ======        ======        ======
Accumulated benefit obligation........................    $  213           N/A        $  223           N/A
                                                          ======                      ======

--------

(1)Includes nonqualified unfunded plans, for which the aggregate PBO was $63 million and $65 million at December 31, 2015 and 2014, respectively.

               New England Life Insurance Company and Subsidiary

   Information for pension plans with accumulated benefit obligations ("ABO") in excess of plan assets was as follows at:

                                                    December 31,
                                                ---------------------
                                                   2015       2014
                                                ---------- ----------
                                                    (In millions)
           Projected benefit obligations....... $      213 $      223
           Accumulated benefit obligations..... $      213 $      223
           Estimated fair value of plan assets. $      148 $      154

   The PBO exceeded assets for all pension plans at both December 31, 2015 and 2014.

 Net Periodic Benefit Costs

   The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                                 Years Ended December 31,
                                          ----------------------------------------------------------------------
                                                   2015                    2014                    2013
                                          ----------------------  ----------------------  ----------------------
                                                       Other                   Other                   Other
                                          Pension  Postretirement Pension  Postretirement Pension  Postretirement
                                          Benefits    Benefits    Benefits    Benefits    Benefits    Benefits
                                          -------- -------------- -------- -------------- -------- --------------
                                                                       (In millions)
Net periodic benefit costs
 Service costs...........................  $   --     $     --    $     4     $      1     $    5    $        1
 Interest costs..........................       9            1          9            1          9             1
 Settlement and curtailment costs (1)....      --           --         14            2         --            --
 Expected return on plan assets..........      (9)          --         (7)          --         (7)           --
 Amortization of net actuarial (gains)
   losses................................       2           --          1           --          2            --
 Amortization of prior service costs
   (credit)..............................      --            2          1            3          2             2
                                           ------     --------    -------     --------     ------    ----------
   Total net periodic benefit costs
     (credit)............................       2            3         22            7         11             4
                                           ------     --------    -------     --------     ------    ----------
Other changes in plan assets and benefit
  obligations recognized in OCI
 Net actuarial (gains) losses............       5            2         12            1        (24)          (10)
 Prior service costs (credit)............      --            3        (16)          (3)        --            --
 Amortization of net actuarial (gains)
   losses................................      (2)          --         (1)          --         (2)           --
 Amortization of prior service (costs)
   credit................................      --           (2)        (1)          (3)        (2)           (2)
                                           ------     --------    -------     --------     ------    ----------
   Total recognized in OCI...............       3            3         (6)          (5)       (28)          (12)
                                           ------     --------    -------     --------     ------    ----------
     Total recognized in net periodic
       benefit costs and OCI.............  $    5     $      6    $    16     $      2     $  (17)   $       (8)
                                           ======     ========    =======     ========     ======    ==========

--------

(1)The Company sponsored pension and other postretirement plans were amended effective December 31, 2014. See Note 15 for information on a subsequent transaction which will result in a curtailment charge.

               New England Life Insurance Company and Subsidiary

   The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit pension plans and other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $2 million and $0, and less than ($1) million and $1 million, respectively.

 Assumptions

   Assumptions used in determining benefit obligations were as follows:

                                  Pension Benefits  Other Postretirement Benefits
                                ------------------  -----------------------------
December 31, 2015
Weighted average discount rate.       4.50%                    4.60%
Rate of compensation increase..        N/A                      N/A
December 31, 2014
Weighted average discount rate.       4.10%                    4.10%
Rate of compensation increase..   4.50% - 5.00%                 N/A

   Assumptions used in determining net periodic benefit costs were as follows:

                                                             Pension Benefits Other Postretirement Benefits
                                                         -------------------- -----------------------------
Year Ended December 31, 2015
Weighted average discount rate..........................        4.10%                     4.10%
Weighted average expected rate of return on plan assets.        5.75%                      N/A
Rate of compensation increase...........................         N/A                       N/A
Year Ended December 31, 2014
Weighted average discount rate.......................... 5.15% and 4.45% (1)              5.15%
Weighted average expected rate of return on plan assets.        5.75%                      N/A
Rate of compensation increase...........................    4.50% - 5.00%                  N/A
Year Ended December 31, 2013
Weighted average discount rate..........................        4.20%                     4.20%
Weighted average expected rate of return on plan assets.        5.75%                      N/A
Rate of compensation increase...........................    4.50% - 5.00%                  N/A

--------

(1)As a result of the Company sponsored pension plan amendments, a discount rate of 5.15% was used for the period January 1, 2014 through July 31, 2014, and a discount rate of 4.45% was used for the period August 1, 2014 through December 31, 2014.

   The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

   The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

               New England Life Insurance Company and Subsidiary

   The expected rate of return on plan assets for use in that plan's valuation in 2016 is currently anticipated to be 5.75% for pension benefits.

   The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                        December 31,
                                                            --------------------------------
                                                                  2015               2014
                                                            ----------------- --------------
                                                            Before Age 65 and Before Age 65 and
                                                            Age 65   older    Age 65   older
                                                            ------ ---------- ------ ----------
Following year.............................................  6.4%    34.9%     5.7%      19.7%
Ultimate rate to which cost increase is assumed to decline.  4.2%    5.9%      4.5%      14.2%
Year in which the ultimate trend rate is reached...........  2093    2020      2083     2017 (1)

--------

(1)The rate is no longer applied after this date as projected employer costs will have reached the plan cap.

   Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% increase in the assumed healthcare costs trend rates would increase total service and interest costs components and APBO by less than $1 million. A 1% decrease in the assumed healthcare costs trend rates would decrease total service and interest costs components and APBO by less than $1 million.

   As of December 31, 2014, the improved mortality rate assumption used for all pension and postretirement benefit plans is the RP-2000 healthy mortality table projected generationally using 175% of Scale AA. The mortality rate assumption was revised based upon the results of a comprehensive study of MetLife, Inc.'s demographic experience and reflects the current best estimate of expected mortality rates for MetLife's participant population. Prior to December 31, 2014, the mortality rate assumption used to value the benefit obligations and net periodic benefit cost for these plans was the RP-2000 healthy mortality table projected generationally using 100% of Scale AA.

 Plan Assets

   The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in an insurance group annuity contract, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in a trust which largely utilizes insurance contracts to hold the assets. All of these contracts are issued by MLIC and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, and derivatives.

   The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines

               New England Life Insurance Company and Subsidiary established for each insurance separate account. The assets of the qualified pension plan (the "Invested Plan") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any of the given Managers.

   The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
 (i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

   Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

   The table below summarizes the actual weighted average allocation of the estimated fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2015 for the Invested Plans:

                                                December 31,
                                        ---------------------------
                                              2015           2014
                                        ----------------  ----------
                                                 Actual     Actual
                                        Target Allocation Allocation
                                        ------ ---------- ----------
            Asset Class
            Fixed maturity securities..   80%      77%        79%
            Equity securities..........   10%      22%        18%
            Alternative securities (1).   10%       1%         3%
                                                  ---        ---
             Total assets..............           100%       100%
                                                  ===        ===

--------

(1)Alternative securities primarily include short-term investments.

               New England Life Insurance Company and Subsidiary

 Estimated Fair Value

   The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as described in Note 8, based upon the significant input with the lowest level in its valuation. The Level 2 asset category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate accounts is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data. Directly held investments are primarily invested in U.S. and foreign government and corporate securities. The Level 3 asset category includes separate accounts that are invested in assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

   The pension plan assets measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                 December 31, 2015
                                         ---------------------------------
                                          Fair Value Hierarchy
                                         -----------------------
                                                                   Total
                                                                 Estimated
                                                                   Fair
                                         Level 1 Level 2 Level 3   Value
                                         ------- ------- ------- ---------
                                                   (In millions)
     Assets
     Fixed maturity securities:
      Corporate......................... $    -- $    47 $    1  $     48
      U.S. government bonds.............      33       6     --        39
      Foreign bonds.....................      --      12     --        12
      Federal agencies..................      --       6     --         6
      Municipals........................      --       4     --         4
      Other (1).........................      --       5     --         5
                                         ------- ------- ------  --------
        Total fixed maturity securities.      33      80      1       114
                                         ------- ------- ------  --------
     Equity securities:
      Common stock--domestic............      18      --     --        18
      Common stock--foreign.............      14      --     --        14
                                         ------- ------- ------  --------
        Total equity securities.........      32      --     --        32
                                         ------- ------- ------  --------
     Short-term investments.............      --       2     --         2
                                         ------- ------- ------  --------
          Total assets.................. $    65 $    82 $    1  $    148
                                         ======= ======= ======  ========

               New England Life Insurance Company and Subsidiary

                                                 December 31, 2014
                                         ---------------------------------
                                          Fair Value Hierarchy
                                         -----------------------
                                                                   Total
                                                                 Estimated
                                                                   Fair
                                         Level 1 Level 2 Level 3   Value
                                         ------- ------- ------- ---------
                                                  ( In millions)
     Assets
     Fixed maturity securities:
      Corporate......................... $    -- $    49 $    1  $      50
      U.S. government bonds.............      32       7     --         39
      Foreign bonds.....................      --      15     --         15
      Federal agencies..................      --       8     --          8
      Municipals........................      --       3     --          3
      Other (1).........................      --       7     --          7
                                         ------- ------- ------  ---------
        Total fixed maturity securities.      32      89      1        122
                                         ------- ------- ------  ---------
     Equity securities:
      Common stock--domestic............      27      --     --         27
      Common stock--foreign.............       1      --     --          1
                                         ------- ------- ------  ---------
        Total equity securities.........      28      --     --         28
                                         ------- ------- ------  ---------
     Short-term investments.............       2       2     --          4
                                         ------- ------- ------  ---------
          Total assets.................. $    62 $    91 $    1  $     154
                                         ======= ======= ======  =========

--------

(1)Other primarily includes mortgage-backed securities and collateralized mortgage obligations.

   For each of the years ended December 31, 2015, 2014 and 2013, the changes to pension plan assets invested in corporate fixed maturity securities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs were not significant.

 Expected Future Contributions and Benefit Payments

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2016. The Company expects to make discretionary contributions to the qualified pension plan of $2 million in 2016. For information on employer contributions, see "-- Obligations and Funded Status."

   Benefit payments due under the nonqualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $3 million to fund the benefit payments in 2016.

   Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due. As permitted under the terms of the governing trust document, the Company may be reimbursed from plan assets for postretirement medical claims paid from their general assets. The Company expects to make contributions of $2 million towards benefit obligations in 2016, to pay postretirement medical claims.

               New England Life Insurance Company and Subsidiary

   Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                      Pension Benefits Other Postretirement Benefits
                      ---------------- -----------------------------
                                      (In millions)
           2016......    $       9          $                 3
           2017......    $       9          $                 3
           2018......    $      10          $                 3
           2019......    $      10          $                 3
           2020......    $      11          $                 3
           2021-2025.    $      66          $                12

 Additional Information

   As previously discussed, most of the assets of the pension benefit plans are held in a group annuity contract issued by MLIC. Total revenues from these contracts recognized on the consolidated statements of operations were less than $1 million for each of the years ended December 31, 2015, 2014 and 2013, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was ($5) million, $22 million and ($2) million for the years ended December 31, 2015, 2014 and 2013, respectively. The terms of these contracts are consistent in all material respects with those that MLIC offers to unaffiliated parties that are similarly situated.

 Defined Contribution Plans

   The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company made no contributions for the year ended December 31, 2015, and contributed less than $1 million for both the years ended December 31, 2014 and 2013. Effective December 31, 2014, the defined contribution plans were merged into the MetLife Savings & Investment Plan sponsored by MLIC.

12. Income Tax

  The provision for income tax was as follows:

                                                    Years Ended December 31,
                                                    ----------------------
                                                     2015     2014    2013
                                                    -------  ------- ------
                                                         (In millions)
     Current:
      Federal...................................... $    50  $    74 $   62
     Deferred:
      Federal......................................       9       23    (53)
                                                    -------  ------- ------
        Provision for income tax expense (benefit). $    59  $    97 $    9
                                                    =======  ======= ======

               New England Life Insurance Company and Subsidiary

    The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                   Years Ended December 31,
                                                  --------------------------
                                                    2015     2014     2013
                                                  -------  -------  --------
                                                         (In millions)
   Tax provision at U.S. statutory rate.......... $    72  $   116  $     18
   Tax effect of:
    Prior year tax...............................       1       (4)       13
    Tax credits..................................      (1)      (1)       (1)
    Tax-exempt income............................      (1)      (1)       --
    Dividends received deduction.................     (12)     (13)      (11)
    Change in valuation allowance................      --       --       (10)
                                                  -------  -------  --------
      Provision for income tax expense (benefit). $    59  $    97  $      9
                                                  =======  =======  ========

    Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                          December 31,
                                                        ----------------
                                                          2015     2014
                                                        -------  -------
                                                          (In millions)
      Deferred income tax assets:
       Policyholder liabilities and receivables........ $    18  $    93
       Employee benefits...............................      53       15
       Tax credit carryforwards........................      12        5
       Other...........................................      10       --
                                                        -------  -------
         Total deferred income tax assets..............      93      113
                                                        -------  -------
      Deferred income tax liabilities:
       DAC.............................................     188      200
       Net unrealized investment gains.................      19       42
       Investments, including derivatives..............      12       12
       Other...........................................      --        1
                                                        -------  -------
         Total deferred income tax liabilities.........     219      255
                                                        -------  -------
           Net deferred income tax asset (liability)... $  (126) $  (142)
                                                        =======  =======

   Tax credit carryforwards of $12 million at December 31, 2015 will expire beginning in 2022.

   The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to (from) affiliates included $15 million, $13 million and ($2) million for the years ended December 31, 2015, 2014 and 2013, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years

               New England Life Insurance Company and Subsidiary under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for 2003 through 2006 where the IRS disallowance relates to policyholder liability deductions and the Company is engaged with IRS appeals. Management believes it has established adequate tax liabilities and final resolution for the years 2003 through 2006 is not expected to have a material impact on the Company's consolidated financial statements.

   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                          Years Ended December 31,
                                                                          ------------------------
                                                                           2015     2014    2013
                                                                          ------- -------  -------
                                                                               (In millions)
Balance at January 1,.................................................... $    21 $    22  $    18
Additions for tax positions of prior years...............................      --       1        4
Reductions for tax positions of prior years..............................      --      (2)      --
                                                                          ------- -------  -------
Balance at December 31,.................................................. $    21 $    21  $    22
                                                                          ======= =======  =======
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    20 $    20  $    22
                                                                          ======= =======  =======

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   Interest was as follows:

                                                                    Years Ended December 31,
                                                                  -----------------------------
                                                                    2015       2014      2013
                                                                  --------- -------    --------
                                                                          (In millions)
Interest recognized on the consolidated statements of operations. $      -- $      (1) $      5

                                                                             December 31,
                                                                           -----------------
                                                                             2015     2014
                                                                           -------- --------
                                                                             (In millions)
Interest included in other liabilities on the consolidated balance sheets. $      5 $      5

   The Company had no penalties for each of the years ended December 31, 2015, 2014 and 2013.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using

               New England Life Insurance Company and Subsidiary the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2015 and 2014, the Company recognized an income tax benefit of $12 million and $15 million, respectively, related to the separate account DRD. The 2015 benefit included a benefit of $1 million related to a true-up of the 2014 tax return.

13. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

  Unclaimed Property Litigation

    On November 21, 2012, the West Virginia Treasurer filed an action against NELICO in West Virginia state court (West Virginia ex rel. John D. Perdue v. New England Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-376), alleging that NELICO violated the West Virginia Uniform Unclaimed Property Act (the "Act"), seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On June 16, 2015, the West Virginia Supreme Court of Appeals reversed the Circuit Court's order that had granted the Company's motion to dismiss the action and remanded the action to the Circuit Court for further proceedings. The Company intends to defend this action vigorously.

  Diversified Lending Group

    The Company has been named in fourteen related lawsuits currently pending in California state court in connection with losses that plaintiffs suffered as a result of their investments in Diversified Lending Group. Six of the matters have settled and eight of the cases are still pending. The Company intends to defend these actions vigorously.

  Sales Practices Claims and Regulatory Matters

    The Company and certain of its affiliates have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Regulatory authorities in a small number of states and the Financial Industry Regulatory Authority, and occasionally the U.S. Securities and Exchange Commission ("SEC"), have also conducted investigations or inquiries relating to sales of individual life insurance policies or annuities or other products issued by the Company. These investigations often focus on the conduct of particular financial service representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner.

               New England Life Insurance Company and Subsidiary

  Summary

    Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

    It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. At both December 31, 2015 and 2014, the Company held a liability of $1 million. At December 31, 2015 and 2014, the Company held the related assets for premium tax offsets of less than $1 million and $1 million, respectively, for future discounted and undiscounted assessments with respect to impaired, insolvent or failed insurers. At both December 31, 2015 and 2014, the Company held an asset of $1 million for premium tax offsets currently available for paid assessments.

 Commitments to Fund Partnership Investments and Private Corporate Bond Investments

   The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $1 million and $2 million at December 31, 2015 and 2014, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants

               New England Life Insurance Company and Subsidiary provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In one case, the maximum potential obligation under the indemnities and guarantees is less than $1 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2015 and 2014.

14. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $39 million, $43 million and $60 million for the years ended December 31, 2015, 2014 and 2013, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $25 million, $26 million and $27 million for the years ended December 31, 2015, 2014 and 2013, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $17 million, $48 million and $43 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  The Company also entered into agreements to sell insurance products on behalf of certain affiliates. Expenses incurred by the Company related to these agreements, included in other expenses, were $0, $117 million and $163 million for the years ended December 31, 2015, 2014 and 2013, respectively, and were reimbursed to the Company by these affiliates.

  The Company had net receivables from affiliates, related to the items discussed above, of $21 million and $49 million at December 31, 2015 and 2014, respectively.

  See Note 2 for information on the disposition of NES.

               New England Life Insurance Company and Subsidiary

  See Notes 5 and 6 for additional information on related party transactions.

15. Subsequent Events

  The Company has evaluated events subsequent to December 31, 2015, through April 12, 2016, which is the date these consolidated financial statements were available to be issued.

Sales Distribution Services

  On February 28, 2016, MetLife, Inc. entered into a purchase agreement with Massachusetts Mutual Life Insurance Company ("MassMutual") pursuant to which MassMutual will acquire MetLife's U.S. Retail advisor force, the MetLife Premier Client Group, together with its affiliated broker-dealer, MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, Inc., and certain related assets. As part of the transaction, MetLife, Inc. and MassMutual have also agreed to enter into a product development agreement under which MetLife's U.S. Retail business will be the exclusive developer of certain annuity products to be issued by MassMutual. The transaction is subject to certain closing conditions, including regulatory approval. Also, the transaction will result in a curtailment charge for certain pension and postretirement benefit plans. The curtailment charge is estimated to be $14 million ($9 million, net of income tax) and will be recognized in 2016.

The Separation

  On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its U.S. Retail business (the "Separation"). MetLife is currently evaluating structural alternatives for the proposed Separation, including a public offering of shares in an independent, publicly traded company, a spin-off, or a sale. The completion of a public offering would depend on, among other things, the SEC filing and review process, as well as market conditions. Any Separation that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions.

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                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                                                      Page
                                                                                                      ----
Report of Independent Registered Public Accounting Firm..............................................   2
Financial Statements at December 31, 2015 and 2014 and for the Years Ended December 31, 2015, 2014
  and 2013:
 Consolidated Balance Sheets.........................................................................   3
 Consolidated Statements of Operations...............................................................   4
 Consolidated Statements of Comprehensive Income (Loss)..............................................   5
 Consolidated Statements of Equity...................................................................   6
 Consolidated Statements of Cash Flows...............................................................   7
 Notes to the Consolidated Financial Statements......................................................   9
     Note 1 -- Business, Basis of Presentation and Summary of Significant Accounting Policies........   9
     Note 2 -- Segment Information...................................................................  30
     Note 3 -- Dispositions..........................................................................  36
     Note 4 -- Insurance.............................................................................  36
     Note 5 -- Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles...  44
     Note 6 -- Reinsurance...........................................................................  48
     Note 7 -- Closed Block..........................................................................  55
     Note 8 -- Investments...........................................................................  59
     Note 9 -- Derivatives...........................................................................  84
     Note 10 -- Fair Value...........................................................................  98
     Note 11 -- Goodwill............................................................................. 119
     Note 12 -- Long-term and Short-term Debt........................................................ 121
     Note 13 -- Equity............................................................................... 124
     Note 14 -- Other Expenses....................................................................... 131
     Note 15 -- Employee Benefit Plans............................................................... 132
     Note 16 -- Income Tax........................................................................... 142
     Note 17 -- Contingencies, Commitments and Guarantees............................................ 146
     Note 18 -- Quarterly Results of Operations (Unaudited).......................................... 156
     Note 19 -- Related Party Transactions........................................................... 157
     Note 20 -- Subsequent Events.................................................................... 157
Financial Statement Schedules at December 31, 2015 and 2014 and for the Years Ended December 31,
  2015, 2014 and 2013:
 Schedule I -- Consolidated Summary of Investments -- Other Than Investments in Related Parties...... 159
 Schedule III -- Consolidated Supplementary Insurance Information.................................... 160
 Schedule IV -- Consolidated Reinsurance............................................................. 162

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2015. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 24, 2016

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2015 and 2014

                (In millions, except share and per share data)

                                                                 2015        2014
                                                              ----------- -----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated
   fair value (amortized cost: $168,361 and $173,604,
   respectively; includes $103 and $160, respectively,
   relating to variable interest entities)................... $   175,686 $   188,911
 Equity securities available-for-sale, at estimated fair
   value (cost: $1,985 and $1,926, respectively).............       1,949       2,065
 Trading and fair value option securities, at estimated
   fair value (includes $404 and $654, respectively, of
   actively traded securities; and $13 and $15,
   respectively, relating to variable interest entities).....         431         705
 Mortgage loans (net of valuation allowances of $257 and
   $258, respectively; includes $314 and $308,
   respectively, under the fair value option)................      53,722      49,059
 Policy loans................................................       8,134       8,491
 Real estate and real estate joint ventures (includes $0
   and $8, respectively, relating to variable interest
   entities; includes $42 and $78, respectively, of real
   estate held-for-sale).....................................       6,008       7,874
 Other limited partnership interests (includes $27 and $34,
   respectively, relating to variable interest entities).....       4,088       4,926
 Short-term investments, principally at estimated
    fair value...............................................       5,595       4,474
 Other invested assets (includes $43 and $56, respectively,
   relating to variable interest entities)...................      16,869      14,209
                                                              ----------- -----------
   Total investments.........................................     272,482     280,714
Cash and cash equivalents, principally at estimated fair
 value (includes $1 and $2, respectively, relating to
 variable interest entities).................................       4,651       1,993
Accrued investment income (includes $1 and $3,
 respectively, relating to variable interest entities).......       2,250       2,293
Premiums, reinsurance and other receivables (includes $2
 and $2, respectively, relating to variable interest
 entities)...................................................      23,722      23,439
Deferred policy acquisition costs and value of business
 acquired....................................................       6,043       5,975
Current income tax recoverable...............................          36          --
Other assets (includes $3 and $4, respectively, relating to
 variable interest entities).................................       4,397       4,469
Separate account assets......................................     135,939     139,335
                                                              ----------- -----------
    Total assets............................................. $   449,520 $   458,218
                                                              =========== ===========
Liabilities and Equity
Liabilities
Future policy benefits....................................... $   118,914 $   117,402
Policyholder account balances................................      94,420      95,902
Other policy-related balances................................       7,201       5,840
Policyholder dividends payable...............................         624         615
Policyholder dividend obligation.............................       1,783       3,155
Payables for collateral under securities loaned and other
 transactions................................................      21,937      24,167
Short-term debt..............................................         100         100
Long-term debt (includes $61 and $91, respectively, at
 estimated fair value, relating to variable interest
 entities)...................................................       1,715       2,027
Current income tax payable...................................          --          44
Deferred income tax liability................................       2,888       3,835
Other liabilities (includes $2 and $17, respectively,
 relating to variable interest entities).....................      32,755      33,447
Separate account liabilities.................................     135,939     139,335
                                                              ----------- -----------
    Total liabilities........................................     418,276     425,869
                                                              ----------- -----------
Contingencies, Commitments and Guarantees (Note 17)
Equity
Metropolitan Life Insurance Company stockholder's equity:
 Common stock, par value $0.01 per share; 1,000,000,000
   shares authorized; 494,466,664 shares issued and
   outstanding...............................................           5           5
 Additional paid-in capital..................................      14,444      14,448
 Retained earnings...........................................      13,738      12,470
 Accumulated other comprehensive income (loss)...............       2,685       5,034
                                                              ----------- -----------
   Total Metropolitan Life Insurance Company stockholder's
    equity...................................................      30,872      31,957
Noncontrolling interests.....................................         372         392
                                                              ----------- -----------
    Total equity.............................................      31,244      32,349
                                                              ----------- -----------
    Total liabilities and equity............................. $   449,520 $   458,218
                                                              =========== ===========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                     2015        2014        2013
                                                                  ----------  ----------  ----------
Revenues
Premiums......................................................... $   21,934  $   21,384  $   20,475
Universal life and investment-type product policy fees...........      2,584       2,466       2,363
Net investment income............................................     11,577      11,893      11,785
Other revenues...................................................      1,536       1,808       1,699
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
    securities....................................................       (49)        (16)        (81)
  Other-than-temporary impairments on fixed maturity securities
    transferred to other comprehensive income (loss)..............        (5)        (10)        (47)
 Other net investment gains (losses).............................        313         169         176
                                                                  ----------  ----------  ----------
   Total net investment gains (losses)...........................        259         143          48
 Net derivative gains (losses)...................................        881       1,037      (1,070)
                                                                  ----------  ----------  ----------
     Total revenues..............................................     38,771      38,731      35,300
                                                                  ----------  ----------  ----------
Expenses
Policyholder benefits and claims.................................     24,527      23,855      23,032
Interest credited to policyholder account balances...............      2,183       2,174       2,253
Policyholder dividends...........................................      1,264       1,240       1,205
Other expenses...................................................      6,258       6,071       5,988
                                                                  ----------  ----------  ----------
     Total expenses..............................................     34,232      33,340      32,478
                                                                  ----------  ----------  ----------
Income (loss) from continuing operations before provision for
  income tax.....................................................      4,539       5,391       2,822
Provision for income tax expense (benefit).......................      1,782       1,532         681
                                                                  ----------  ----------  ----------
Income (loss) from continuing operations, net of income tax......      2,757       3,859       2,141
Income (loss) from discontinued operations, net of income tax....         --          (3)          1
                                                                  ----------  ----------  ----------
Net income (loss)................................................      2,757       3,856       2,142
Less: Net income (loss) attributable to noncontrolling interests.         --          (5)         (7)
                                                                  ----------  ----------  ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company........................................................ $    2,757  $    3,861  $    2,149
                                                                  ==========  ==========  ==========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                         2015        2014        2013
                                                                      ----------  ----------  ----------
Net income (loss).................................................... $    2,757  $    3,856  $    2,142
Other comprehensive income (loss):
  Unrealized investment gains (losses), net of related offsets........    (4,434)      4,165      (3,337)
  Unrealized gains (losses) on derivatives............................       559       1,288        (691)
  Foreign currency translation adjustments............................      (101)        (44)         22
  Defined benefit plans adjustment....................................       342      (1,001)      1,191
                                                                      ----------  ----------  ----------
Other comprehensive income (loss), before income tax.................     (3,634)      4,408      (2,815)
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................      1,285      (1,532)        965
                                                                      ----------  ----------  ----------
Other comprehensive income (loss), net of income tax.................     (2,349)      2,876      (1,850)
                                                                      ----------  ----------  ----------
Comprehensive income (loss)..........................................        408       6,732         292
Less: Comprehensive income (loss) attributable to noncontrolling
  interest, net of income tax........................................         --          (5)         (7)
                                                                      ----------  ----------  ----------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company.................................................. $      408  $    6,737  $      299
                                                                      ==========  ==========  ==========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                 Accumulated         Total
                                           Additional               Other      Metropolitan Life
                                    Common  Paid-in   Retained  Comprehensive  Insurance Company   Noncontrolling  Total
                                    Stock   Capital   Earnings  Income (Loss) Stockholder's Equity   Interests     Equity
                                    ------ ---------- --------  ------------- -------------------- -------------- --------
Balance at December 31, 2012.......  $ 5    $ 14,510  $  8,631     $ 4,008          $ 27,154           $ 292      $ 27,446
Capital contributions from
 MetLife, Inc......................                3                                       3                             3
Excess tax benefits related to
 stock-based compensation..........                2                                       2                             2
Dividends paid to MetLife, Inc.....                     (1,428)                       (1,428)                       (1,428)
Change in equity of noncontrolling
 interests.........................                                                       --             (35)          (35)
Net income (loss)..................                      2,149                         2,149              (7)        2,142
Other comprehensive income (loss),
 net of income tax.................                                 (1,850)           (1,850)                       (1,850)
                                     ---    --------  --------     -------          --------           -----      --------
Balance at December 31, 2013.......    5      14,515     9,352       2,158            26,030             250        26,280
Capital contributions from
 MetLife, Inc......................                4                                       4                             4
Returns of capital.................              (76)                                    (76)                          (76)
Excess tax benefits related to
 stock-based compensation..........                5                                       5                             5
Dividends paid to MetLife, Inc.....                       (708)                         (708)                         (708)
Dividend of subsidiary (Note 3)....                        (35)                          (35)                          (35)
Change in equity of noncontrolling
 interests.........................                                                       --             147           147
Net income (loss)..................                      3,861                         3,861              (5)        3,856
Other comprehensive income (loss),
 net of income tax.................                                  2,876             2,876                         2,876
                                     ---    --------  --------     -------          --------           -----      --------
Balance at December 31, 2014.......    5      14,448    12,470       5,034            31,957             392        32,349
Capital contributions from
 MetLife, Inc......................                4                                       4                             4
Returns of capital.................              (11)                                    (11)                          (11)
Excess tax benefits related to
 stock-based compensation..........                3                                       3                             3
Dividends paid to MetLife, Inc.....                     (1,489)                       (1,489)                       (1,489)
Change in equity of noncontrolling
 interests.........................                                                       --             (20)          (20)
Net income (loss)..................                      2,757                         2,757                         2,757
Other comprehensive income (loss),
 net of income tax.................                                 (2,349)           (2,349)                       (2,349)
                                     ---    --------  --------     -------          --------           -----      --------
Balance at December 31, 2015.......  $ 5    $ 14,444  $ 13,738     $ 2,685          $ 30,872           $ 372      $ 31,244
                                     ===    ========  ========     =======          ========           =====      ========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                                           2015        2014        2013
                                                                                        ----------  ----------  ----------
Cash flows from operating activities
Net income (loss)...................................................................... $    2,757  $    3,856  $    2,142
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
  Depreciation and amortization expenses...............................................        474         460         429
  Amortization of premiums and accretion of discounts associated with investments, net.       (848)       (664)       (738)
  (Gains) losses on investments and from sales of businesses, net......................       (259)       (138)        (49)
  (Gains) losses on derivatives, net...................................................       (426)       (902)      1,059
  (Income) loss from equity method investments, net of dividends or distributions......        320         374         195
  Interest credited to policyholder account balances...................................      2,183       2,174       2,253
  Universal life and investment-type product policy fees...............................     (2,584)     (2,466)     (2,363)
  Change in trading and fair value option securities...................................        278           2          25
  Change in accrued investment income..................................................        113         242         108
  Change in premiums, reinsurance and other receivables................................       (135)        711        (368)
  Change in deferred policy acquisition costs and value of business acquired, net......        260         271         (82)
  Change in income tax.................................................................        257         229         334
  Change in other assets...............................................................        763         465         471
  Change in insurance-related liabilities and policy-related balances..................      2,628       2,672       3,032
  Change in other liabilities..........................................................       (499)     (1,086)       (381)
  Other, net...........................................................................        (16)          1          (7)
                                                                                        ----------  ----------  ----------
Net cash provided by (used in) operating activities....................................      5,266       6,201       6,060
                                                                                        ----------  ----------  ----------
Cash flows from investing activities
Sales, maturities and repayments of:
  Fixed maturity securities............................................................     82,744      63,068      71,396
  Equity securities....................................................................        651         186         206
  Mortgage loans.......................................................................     11,189      11,605      10,655
  Real estate and real estate joint ventures...........................................      2,734         976          87
  Other limited partnership interests..................................................      1,185         375         449
Purchases of:
  Fixed maturity securities............................................................    (76,594)    (69,256)    (70,760)
  Equity securities....................................................................       (694)       (173)       (461)
  Mortgage loans.......................................................................    (16,268)    (14,769)    (12,032)
  Real estate and real estate joint ventures...........................................       (823)     (1,876)     (1,427)
  Other limited partnership interests..................................................       (668)       (773)       (675)
Cash received in connection with freestanding derivatives..............................      1,039         740         560
Cash paid in connection with freestanding derivatives..................................     (1,012)     (1,050)     (1,171)
Dividend of subsidiary.................................................................         --         (49)         --
Receipts on loans to affiliates........................................................         --          75          --
Issuances of loans to affiliates.......................................................         --        (100)         --
Purchases of loans to affiliates.......................................................         --        (437)         --
Net change in policy loans.............................................................        357         (70)        (57)
Net change in short-term investments...................................................     (1,117)      1,472         900
Net change in other invested assets....................................................       (603)       (254)       (460)
Net change in property, equipment and leasehold improvements...........................         23        (140)        (76)
Other, net.............................................................................         --          17          --
                                                                                        ----------  ----------  ----------
Net cash provided by (used in) investing activities.................................... $    2,143  $  (10,433) $   (2,866)
                                                                                        ----------  ----------  ----------

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
          (A Wholly-Owned Subsidiary of MetLife, Inc.) -- (continued)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                                               2015       2014       2013
                                                                                            ---------  ---------  ---------
Cash flows from financing activities
Policyholder account balances:
  Deposits................................................................................. $  60,216  $  54,902  $  50,018
  Withdrawals..............................................................................   (61,248)   (51,210)   (52,020)
Net change in payables for collateral under securities loaned and other transactions.......    (2,230)     3,071     (1,365)
Net change in short-term debt..............................................................        --       (320)        75
Long-term debt issued......................................................................       907          4        481
Long-term debt repaid......................................................................      (673)      (390)       (27)
Cash received in connection with redeemable noncontrolling interests.......................        --         --        774
Cash paid in connection with noncontrolling interests......................................      (159)        --         --
Dividends paid to MetLife, Inc.............................................................    (1,489)      (708)    (1,428)
Returns of capital.........................................................................       (11)        --         --
Other, net.................................................................................       (64)      (222)        (5)
                                                                                            ---------  ---------  ---------
Net cash provided by (used in) financing activities........................................    (4,751)     5,127     (3,497)
                                                                                            ---------  ---------  ---------
Change in cash and cash equivalents........................................................     2,658        895       (303)
Cash and cash equivalents, beginning of year...............................................     1,993      1,098      1,401
                                                                                            ---------  ---------  ---------
Cash and cash equivalents, end of year..................................................... $   4,651  $   1,993  $   1,098
                                                                                            =========  =========  =========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
  Interest................................................................................. $     123  $     150  $     152
                                                                                            =========  =========  =========
  Income tax............................................................................... $   1,217  $   1,304  $     822
                                                                                            =========  =========  =========
Non-cash transactions:
  Capital contributions from MetLife, Inc.................................................. $       4  $       4  $       3
                                                                                            =========  =========  =========
  Fixed maturity securities received in connection with pension risk transfer transactions. $     903  $      --  $      --
                                                                                            =========  =========  =========
  Deconsolidation of real estate investment vehicles (1):
   Reduction of redeemable noncontrolling interests........................................ $      --  $     774  $      --
                                                                                            =========  =========  =========
   Reduction of long-term debt............................................................. $     543  $     413  $      --
                                                                                            =========  =========  =========
   Reduction of real estate and real estate joint ventures................................. $     389  $   1,132  $      --
                                                                                            =========  =========  =========
   Increase in noncontrolling interests.................................................... $     153  $      --  $      --
                                                                                            =========  =========  =========
  Issuance of short-term debt.............................................................. $      --  $     245  $      --
                                                                                            =========  =========  =========
  Returns of capital....................................................................... $      --  $      76  $      --
                                                                                            =========  =========  =========
  Disposal of subsidiary:
   Assets disposed......................................................................... $      --  $      69  $      --
   Liabilities disposed....................................................................        --        (34)        --
                                                                                            ---------  ---------  ---------
   Net assets disposed.....................................................................        --         35         --
   Cash disposed...........................................................................        --        (49)        --
   Dividend of interests in subsidiary.....................................................        --         14         --
                                                                                            ---------  ---------  ---------
   Loss on dividend of interests in subsidiary............................................. $      --  $      --  $      --
                                                                                            =========  =========  =========

--------

(1)For the year ended December 31, 2015, amounts represent the impact of the consolidation of a real estate investment vehicle, offset by the subsequent deconsolidation of such real estate investment vehicle. See Note 8 for information on the 2014 amounts.

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a provider of life insurance, annuities, employee benefits and asset management and is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife").

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

   The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Discontinued Operations

   The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. Effective January 1, 2014, the Company adopted new guidance regarding reporting of discontinued operations for disposals or classifications as held-for-sale that have not been previously reported on the consolidated financial statements. A disposal of a component is reported in discontinued operations if the disposal represents a strategic shift that has or will have a major effect on the Company's operations and financial results.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

   .  such separate accounts are legally recognized;

   . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

   .  investments are directed by the contractholder; and

   . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

 Reclassifications

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

-----------------------------------------------------------------------------------------
Accounting Policy                                                                    Note
-----------------------------------------------------------------------------------------
Insurance                                                                             4
-----------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles   5
-----------------------------------------------------------------------------------------
Reinsurance                                                                           6
-----------------------------------------------------------------------------------------
Investments                                                                           8
-----------------------------------------------------------------------------------------
Derivatives                                                                           9
-----------------------------------------------------------------------------------------
Fair Value                                                                            10
-----------------------------------------------------------------------------------------
Employee Benefit Plans                                                                15
-----------------------------------------------------------------------------------------
Income Tax                                                                            16
-----------------------------------------------------------------------------------------
Litigation Contingencies                                                              17
-----------------------------------------------------------------------------------------

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

    Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

    The Company issues directly and assumes through reinsurance certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in policyholder account balances include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, policyholder dividends left on deposit and obligations assumed under structured settlement assignments.

    The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

    The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

    See Note 4 for additional information on obligations assumed under structured settlement assignments.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

    Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;

    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

   Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 .  Nonparticipating and                  Actual and expected future gross
    non-dividend-paying traditional       premiums.
    contracts:
    .  Term insurance
    .  Nonparticipating whole life
       insurance
    .  Traditional group life insurance
    .  Non-medical health insurance
 ------------------------------------------------------------------------------
 .  Participating, dividend-paying        Actual and expected future gross
    traditional contracts                 margins.
 ------------------------------------------------------------------------------
 .  Fixed and variable universal life     Actual and expected future gross
    contracts                             profits.
 .  Fixed and variable deferred
    annuity contracts

   See Note 5 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.

   The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate. Certain assumed GMWB, GMAB and GMIB are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 8 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

  Trading and Fair Value Option Securities

    Trading and fair value option ("FVO") securities are stated at estimated fair value and include investments that are actively purchased and sold ("Actively traded securities") and investments for which the FVO has been elected ("FVO securities").

    Changes in estimated fair value of these securities are included in net investment income, except for certain securities included in FVO securities where changes are included in net investment gains (losses).

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 8.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

    Also included in mortgage loans are residential mortgage loans for which the FVO was elected. These mortgage loans are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Other Invested Assets

    Other invested assets consist principally of the following:

  . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

  . Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.

  . Loans to affiliates which are stated at unpaid principal balance and adjusted for any unamortized premium or discount.

  . Leveraged leases which are recorded net of non-recourse debt. Income is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values for impairment.

  . Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 4.

  . Direct financing leases gross investment is equal to the minimum lease payments plus the unguaranteed residual value. Income is recorded by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews lease receivables for impairment.

  . Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

  . Investment in an operating joint venture that engages in insurance underwriting activities accounted for under the equity method.

  Securities Lending Program

    Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

 Statement of Operations Presentation:  Derivative:
 -----------------------------------------------------------------------------
 Policyholder benefits and claims       .  Economic hedges of variable
                                           annuity guarantees included in
                                           future policy benefits
 -----------------------------------------------------------------------------
 Net investment income                  .  Economic hedges of equity method
                                           investments in joint ventures
                                        .  All derivatives held in relation
                                           to trading portfolios

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) -- in net derivative gains (losses), consistent with the change in estimated fair value of the hedged item attributable to the designated risk being hedged.

  . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

    . the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

    . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

    . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

 Employee Benefit Plans

   The Company sponsors and administers various qualified and nonqualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

   The Company recognizes the funded status of each of its defined pension and postretirement benefit plans, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits in other assets or other liabilities.

   Actuarial gains and losses result from differences between the actual experience and the assumed experience on plan assets or PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the greater of the PBO or the estimated fair value of plan assets, the excess is amortized into net periodic benefit costs over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees affected by the change.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Net periodic benefit costs are determined using management estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, expected return on plan assets, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit). Fair value is used to determine the expected return on plan assets.

   The Company also sponsors defined contribution plans for substantially all U.S. employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized on the balance sheets.

 Income Tax

   Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:

 . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

 .  the jurisdiction in which the deferred tax asset was generated;

 . the length of time that carryforward can be utilized in the various taxing jurisdiction;

 . future taxable income exclusive of reversing temporary differences and carryforwards;

 .  future reversals of existing taxable temporary differences;

 .  taxable income in prior carryback years; and

 .  tax planning strategies.

   The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 17, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

 Other Accounting Policies

  Stock-Based Compensation

    Stock-based compensation recognized on the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. With the exception of performance shares granted in 2015, 2014 and 2013 which are re-measured quarterly, the cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered non-substantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

    Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to 25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.2 billion and $1.3 billion at December 31, 2015 and 2014, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $720 million and $721 million at December 31, 2015 and 2014, respectively. Related depreciation and amortization expense was $159 million, $123 million and $115 million for the years ended December 31, 2015, 2014 and 2013, respectively.

    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.4 billion and $1.2 billion at December 31, 2015 and 2014, respectively. Accumulated amortization of capitalized software was $1.0 billion and $882 million at December 31, 2015 and 2014, respectively. Related amortization expense was $150 million, $145 million and $144 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  Other Revenues

    Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, administrative service fees, and changes in account value relating to corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Policyholder Dividends

    Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Foreign Currency

    Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

  Goodwill

    Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

    The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

    On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Adoption of New Accounting Pronouncements

  Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The new guidance did not have a material impact on the consolidated financial statements upon adoption.

  Effective January 1, 2014, the Company adopted new guidance regarding the presentation of an unrecognized tax benefit. The new guidance requires that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. However, when the carryforwards are not available at the reporting date to settle any additional income taxes that would result from the disallowance of a tax position or the applicable tax law does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the financial statements as a liability and will not be combined with the related deferred tax asset. The adoption was prospectively applied and resulted in a reduction to other liabilities and a corresponding increase to deferred income tax liability in the amount of $190 million.

  Effective January 1, 2014, the Company adopted new guidance on other expenses. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. In accordance with the adoption of the new accounting pronouncement, on January 1, 2014, the Company recorded $55 million in other liabilities, and a corresponding deferred cost, in other assets.

  Effective July 17, 2013, the Company adopted guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the consolidated financial statements upon adoption.

  Effective January 1, 2013, the Company adopted guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 13.

  Effective January 1, 2013, the Company adopted guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 9.

Future Adoption of New Accounting Pronouncements

  In February 2016, the Financial Accounting Standards Board ("FASB") issued new guidance on leasing transactions (Accounting Standards Update ("ASU") 2016-02, Leases -- Topic 842). The new guidance is effective for the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years and requires a modified retrospective transition approach which includes a number of optional practical expedients. Early adoption is permitted. The new guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than twelve months. Consistent with current guidance, leases would be classified as finance or operating leases. However, unlike current guidance, the new guidance will require both types of leases to be recognized on the balance sheet. Lessor accounting will remain largely unchanged from current guidance except for certain targeted changes. The new guidance will also require new qualitative and quantitative disclosures. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2016, the FASB issued new guidance (ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial instruments. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted for the instrument-specific credit risk provision. The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the FVO that are due to instrument-specific credit risk, and
(iii) certain disclosures associated with the fair value of financial instruments. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In May 2015, the FASB issued new guidance on short-duration insurance contracts (ASU 2015-09, Financial Services -- Insurance (Topic 944):
Disclosures about Short-Duration Contracts). The amendments in this new guidance are effective for annual periods beginning after December 15, 2015, and interim periods within annual periods beginning after December 15, 2016. The new guidance should be applied retrospectively by providing comparative disclosures for each period presented, except for those requirements that apply only to the current period. The new guidance requires insurance entities to provide users of financial statements with more

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

transparent information about initial claim estimates and subsequent adjustments to these estimates, including information on: (i) reconciling from the claim development table to the balance sheet liability, (ii) methodologies and judgments in estimating claims, and (iii) the timing, and frequency of claims. The adoption will not have an impact on the Company's consolidated financial statements other than expanded disclosures in Note 4.

  In May 2015, the FASB issued new guidance on fair value measurement (ASU 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)), effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years and which should be applied retrospectively to all periods presented. Earlier application is permitted. The amendments in this ASU remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using NAV per share (or its equivalent) practical expedient. In addition, the amendments remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

  In April 2015, the FASB issued new guidance on accounting for fees paid in a cloud computing arrangement (ASU 2015-05, Intangibles -- Goodwill and Other -- Internal-Use Software (Subtopic 350-40): Customer's Accounting for Fees Paid in a Cloud Computing Arrangement), effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption of the new guidance is permitted and an entity can elect to adopt the guidance either: (1) prospectively to all arrangements entered into or materially modified after the effective date; or (2) retrospectively. The new guidance provides that all software licenses included in cloud computing arrangements be accounted for consistent with other licenses of intangible assets. However, if a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract, the accounting for which did not change. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

  In February 2015, the FASB issued certain amendments to the consolidation analysis to improve consolidation guidance for legal entities (ASU 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis), effective for fiscal years beginning after December 15, 2015 and interim periods within those years and early adoption is permitted. The new standard is intended to improve targeted areas of the consolidation guidance for legal entities such as limited partnerships, limited liability corporations, and securitization structures. The amendments in this ASU affect the consolidation evaluation for reporting organizations. In addition, the amendments in this ASU simplify and improve current GAAP by reducing the number of consolidation models. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

  In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)), effective for fiscal years beginning after December 15, 2016 and interim periods within those years and should be applied retrospectively. In August 2015, the FASB amended the guidance to defer the effective date by one year, effective for the fiscal years beginning after December 15, 2017, including interim periods within that reporting period. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The new guidance will supersede nearly all existing revenue recognition guidance under GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees. For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

2. Segment Information

  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

  On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its Retail segment, which is organized into two U.S. businesses, Life & Other and Annuities, as well as certain portions of its Corporate Benefit Funding segment and Corporate & Other (the "Separation"). See Note 20.

  In the first quarter of 2015, the Company implemented certain segment reporting changes related to the measurement of segment operating earnings, which included revising the Company's capital allocation methodology. These changes were applied retrospectively and did not have an impact on total consolidated operating earnings or net income.

Retail

  The Retail segment offers a broad range of protection products and services and a variety of annuities to individuals and employees of corporations and other institutions, and is organized into two U.S. businesses: Life & Other and Annuities. Life & Other insurance products and services include variable life, universal life, term life and whole life products. Additionally, through broker-dealer affiliates, the Company offers a full range of mutual funds and other securities products. Life & Other products and services also include individual disability income products. Annuities includes a variety of variable and fixed annuities which provide for both asset accumulation and asset distribution needs.

Group, Voluntary & Worksite Benefits

  The Group, Voluntary & Worksite Benefits segment offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees. Group, Voluntary & Worksite Benefits insurance products and services include life, dental, group short- and long-term disability and accidental death and dismemberment coverages. In addition, the Group, Voluntary & Worksite Benefits segment offers long-term care, critical illness, vision and accident & health coverages, as well as prepaid legal plans.

Corporate Benefit Funding

  The Corporate Benefit Funding segment offers a broad range of annuity and investment products, including guaranteed interest contracts and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This segment also includes structured settlements and certain products to fund postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


Corporate & Other

  Corporate & Other contains the excess capital, as well as enterprise-wide strategic initiative restructuring charges, not allocated to the segments, various start-up businesses (including the investment management business through which the Company offers fee-based investment management services to institutional clients), certain run-off businesses, the Company's ancillary international operations and interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. In addition, Corporate & Other includes ancillary U.S. direct business, comprised of group and individual products sold through sponsoring organizations, affinity groups and direct to consumer. Additionally, Corporate & Other includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

Financial Measures and Segment Accounting Policies

  Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  Operating revenues excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

  . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

  . Net investment income: (i) includes investment hedge adjustments which represent earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment,
     (ii) includes income from discontinued real estate operations,
     (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method and
     (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


  The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

  .  Policyholder benefits and claims and policyholder dividends excludes:
     (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs") and (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

  . Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;

  . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs and (iii) Market Value Adjustments;

  . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

  . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

  In the first quarter of 2015, the Company implemented certain segment reporting changes related to the measurement of segment operating earnings, which included revising the Company's capital allocation methodology. Consequently, prior period results for the years ended December 31, 2014 and 2013 were impacted as follows:

  . Retail's operating earnings increased (decreased) by $145 million and $74 million, net of ($49) million and ($49) million of income tax expense (benefit), respectively;

  . Group, Voluntary & Worksite Benefits' operating earnings increased (decreased) by ($19) million and ($38) million, net of ($13) million and ($21) million of income tax expense (benefit), respectively;

  . Corporate Benefit Funding's operating earnings increased (decreased) by ($60) million and ($57) million, net of ($41) million and ($25) million of income tax expense (benefit), respectively; and

  . Corporate & Other's operating earnings increased (decreased) by ($66) million and $21 million, net of $103 million and $95 million of income tax expense (benefit), respectively.

   Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2015, 2014 and 2013 and at December 31, 2015 and 2014. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

   Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's business.

   MetLife's economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

 include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife's management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

   Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income
 (loss) from continuing operations, net of income tax.

   Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                                                            Operating Results
                                      ------------------------------------------------------------
                                                     Group,
                                                   Voluntary    Corporate
                                                   & Worksite    Benefit    Corporate                              Total
Year Ended December 31, 2015            Retail      Benefits     Funding     & Other      Total     Adjustments Consolidated
------------------------------------- ----------  -----------  ----------  ----------  -----------  ----------- ------------
                                                                          (In millions)
Revenues
Premiums............................. $    4,115  $    14,699  $    3,004  $      116  $    21,934  $       --  $    21,934
Universal life and investment-type
 product policy fees.................      1,543          740         201          --        2,484         100        2,584
Net investment income................      5,269        1,825       4,901          38       12,033        (456)      11,577
Other revenues.......................        156          441         287         652        1,536          --        1,536
Net investment gains (losses)........         --           --          --          --           --         259          259
Net derivative gains (losses)........         --           --          --          --           --         881          881
                                      ----------  -----------  ----------  ----------  -----------  ----------  -----------
  Total revenues.....................     11,083       17,705       8,393         806       37,987         784       38,771
                                      ----------  -----------  ----------  ----------  -----------  ----------  -----------
Expenses
Policyholder benefits and claims and
 policyholder dividends..............      6,547       13,974       5,126          80       25,727          64       25,791
Interest credited to policyholder
 account balances....................        955          151       1,073          --        2,179           4        2,183
Capitalization of DAC................       (449)         (12)        (19)         (2)        (482)         --         (482)
Amortization of DAC and VOBA.........        579           32          20          (1)         630         112          742
Interest expense on debt.............          3           --           4         115          122          --          122
Other expenses.......................      1,873        2,246         474       1,280        5,873           3        5,876
                                      ----------  -----------  ----------  ----------  -----------  ----------  -----------
  Total expenses.....................      9,508       16,391       6,678       1,472       34,049         183       34,232
                                      ----------  -----------  ----------  ----------  -----------  ----------  -----------
Provision for income tax expense
 (benefit)...........................        479          488         596          10        1,573         209        1,782
                                      ----------  -----------  ----------  ----------  -----------              -----------
Operating earnings................... $    1,096  $       826  $    1,119  $     (676)       2,365
                                      ==========  ===========  ==========  ==========
Adjustments to:
  Total revenues.....................                                                          784
  Total expenses.....................                                                         (183)
  Provision for income tax
   (expense) benefit.................                                                         (209)
                                                                                       -----------
Income (loss) from continuing
 operations, net of income tax.......                                                  $     2,757              $     2,757
                                                                                       ===========              ===========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                      Group,
                                                    Voluntary   Corporate
                                                    & Worksite   Benefit    Corporate
At December 31, 2015                       Retail    Benefits    Funding     & Other    Total
---------------------------------------  ---------- ---------- ------------ --------- ----------
                                                              (In millions)
Total assets............................ $  176,776 $  43,770  $    201,251 $  27,723 $  449,520
Separate account assets................. $   56,377 $     638  $     78,924 $      -- $  135,939
Separate account liabilities............ $   56,377 $     638  $     78,924 $      -- $  135,939

                                                          Operating Results
                                      --------------------------------------------------------
                                                    Group,
                                                  Voluntary   Corporate
                                                  & Worksite   Benefit   Corporate                             Total
Year Ended December 31, 2014            Retail     Benefits    Funding    & Other      Total    Adjustments Consolidated
------------------------------------- ----------  ----------  ---------  ---------  ----------  ----------- ------------
                                                                        (In millions)
Revenues
Premiums............................. $    4,081  $   14,381  $   2,794  $     128  $   21,384   $      --   $   21,384
Universal life and investment-type
 product policy fees.................      1,505         716        191         --       2,412          54        2,466
Net investment income................      5,451       1,785      4,777        352      12,365        (472)      11,893
Other revenues.......................        430         415        287        676       1,808          --        1,808
Net investment gains (losses)........         --          --         --         --          --         143          143
Net derivative gains (losses)........         --          --         --         --          --       1,037        1,037
                                      ----------  ----------  ---------  ---------  ----------   ---------   ----------
  Total revenues.....................     11,467      17,297      8,049      1,156      37,969         762       38,731
                                      ----------  ----------  ---------  ---------  ----------   ---------   ----------
Expenses
Policyholder benefits and claims and
 policyholder dividends..............      6,379      13,823      4,771         77      25,050          45       25,095
Interest credited to policyholder
 account balances....................        988         155      1,020         --       2,163          11        2,174
Capitalization of DAC................       (376)        (17)       (30)        (1)       (424)         --         (424)
Amortization of DAC and VOBA.........        536          26         17         --         579         116          695
Interest expense on debt.............          6           2         10        132         150           1          151
Other expenses.......................      1,750       2,169        478      1,258       5,655          (6)       5,649
                                      ----------  ----------  ---------  ---------  ----------   ---------   ----------
  Total expenses.....................      9,283      16,158      6,266      1,466      33,173         167       33,340
                                      ----------  ----------  ---------  ---------  ----------   ---------   ----------
Provision for income tax expense
 (benefit)...........................        684         417        618       (397)      1,322         210        1,532
                                      ----------  ----------  ---------  ---------  ----------               ----------
Operating earnings................... $    1,500  $      722  $   1,165  $      87       3,474
                                      ==========  ==========  =========  =========
Adjustments to:
  Total revenues.....................                                                      762
  Total expenses.....................                                                     (167)
  Provision for income tax
   (expense) benefit.................                                                     (210)
                                                                                    ----------
Income (loss) from continuing
 operations, net of income tax.......                                               $    3,859               $    3,859
                                                                                    ==========               ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                           Group,
                                         Voluntary  Corporate
                                         & Worksite  Benefit   Corporate
At December 31, 2014            Retail    Benefits   Funding    & Other    Total
----------------------------- ---------- ---------- ---------- --------- ----------
                                                  (In millions)

Total assets................. $  181,207 $  43,718  $  203,281 $  30,012 $  458,218
Separate account assets...... $   59,710 $     669  $   78,956 $      -- $  139,335
Separate account liabilities. $   59,710 $     669  $   78,956 $      -- $  139,335

                                                          Operating Results
                                      --------------------------------------------------------
                                                    Group,
                                                  Voluntary   Corporate
                                                  & Worksite   Benefit   Corporate                             Total
Year Ended December 31, 2013            Retail     Benefits    Funding    & Other      Total    Adjustments Consolidated
------------------------------------- ----------  ----------  ---------  ---------  ----------  ----------- ------------
                                                                        (In millions)
Revenues
Premiums............................. $    3,992  $   13,732  $   2,675  $      76  $   20,475  $       --   $   20,475
Universal life and investment-type
 product policy fees.................      1,397         688        211         --       2,296          67        2,363
Net investment income................      5,395       1,766      4,516        540      12,217        (432)      11,785
Other revenues.......................        328         404        273        694       1,699          --        1,699
Net investment gains (losses)........         --          --         --         --          --          48           48
Net derivative gains (losses)........         --          --         --         --          --      (1,070)      (1,070)
                                      ----------  ----------  ---------  ---------  ----------  ----------   ----------
  Total revenues.....................     11,112      16,590      7,675      1,310      36,687      (1,387)      35,300
                                      ----------  ----------  ---------  ---------  ----------  ----------   ----------
Expenses
Policyholder benefits and claims and
 policyholder dividends..............      6,246      13,191      4,723         67      24,227          10       24,237
Interest credited to policyholder
 account balances....................        988         156      1,092         --       2,236          17        2,253
Capitalization of DAC................       (517)        (20)       (25)        --        (562)         --         (562)
Amortization of DAC and VOBA.........        447          25         19         --         491        (230)         261
Interest expense on debt.............          5           1         10        134         150           3          153
Other expenses.......................      2,265       2,023        476      1,341       6,105          31        6,136
                                      ----------  ----------  ---------  ---------  ----------  ----------   ----------
  Total expenses.....................      9,434      15,376      6,295      1,542      32,647        (169)      32,478
                                      ----------  ----------  ---------  ---------  ----------  ----------   ----------
Provision for income tax expense
 (benefit)...........................        530         425        487       (326)      1,116        (435)         681
                                      ----------  ----------  ---------  ---------  ----------               ----------
Operating earnings................... $    1,148  $      789  $     893  $      94       2,924
                                      ==========  ==========  =========  =========
Adjustments to:
  Total revenues.....................                                                   (1,387)
  Total expenses.....................                                                      169
  Provision for income tax
   (expense) benefit.................                                                      435
                                                                                    ----------
Income (loss) from continuing
 operations, net of income tax.......                                               $    2,141               $    2,141
                                                                                    ==========               ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                                   Years Ended December 31,
                                                   -----------------------
                                                    2015     2014    2013
                                                   -------  ------- -------
                                                        (In millions)
     Life insurance............................... $13,811  $13,865 $13,482
     Accident & health insurance..................   7,475    7,247   6,873
     Annuities....................................   4,548    4,352   4,007
     Non-insurance................................     220      194     175
                                                   -------  ------- -------
       Total...................................... $26,054  $25,658 $24,537
                                                   =======  ======= =======

  Substantially all of the Company's consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one Group, Voluntary & Worksite Benefits customer were $2.7 billion, $2.8 billion and $2.5 billion for the years ended December 31, 2015, 2014 and 2013, respectively, which represented 10%, 11% and 10%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2015, 2014 and 2013.

3. Dispositions

  In December 2014, Metropolitan Life Insurance Company distributed to MetLife, Inc., as a dividend, all of the issued and outstanding shares of common stock of its wholly-owned, broker-dealer subsidiary, New England Securities Corporation ("NES"). The net book value of NES at the time of the dividend was $35 million, which was recorded as a dividend of retained earnings of $35 million. As of the date of the dividend payment, the Company no longer consolidates the assets, liabilities and operations of NES.

4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                                        December 31,
                                                     -------------------
                                                       2015      2014
                                                     --------- ---------
                                                        (In millions)
       Retail....................................... $  92,618 $  91,868
       Group, Voluntary & Worksite Benefits.........    29,670    28,805
       Corporate Benefit Funding....................    97,719    97,953
       Corporate & Other............................       528       518
                                                     --------- ---------
         Total...................................... $ 220,535 $ 219,144
                                                     ========= =========

  See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Future policy benefits are measured as follows:

    Product Type:                     Measurement Assumptions:
    ------------------------------------------------------------------------
    Participating life                Aggregate of (i) net level premium
                                        reserves for death and endowment
                                        policy benefits (calculated based
                                        upon the non-forfeiture interest
                                        rate, ranging from 3% to 7%, and
                                        mortality rates guaranteed in
                                        calculating the cash surrender
                                        values described in such
                                        contracts); and (ii) the liability
                                        for terminal dividends.
    ------------------------------------------------------------------------
    Nonparticipating life             Aggregate of the present value of
                                        expected future benefit payments
                                        and related expenses less the
                                        present value of expected future
                                        net premiums. Assumptions as to
                                        mortality and persistency are based
                                        upon the Company's experience when
                                        the basis of the liability is
                                        established. Interest rate
                                        assumptions for the aggregate
                                        future policy benefit liabilities
                                        range from 2% to 11%.
    ------------------------------------------------------------------------
    Individual and group traditional  Present value of expected future
    fixed annuities after               payments. Interest rate assumptions
    annuitization                       used in establishing such
                                        liabilities range from 2% to 11%.
    ------------------------------------------------------------------------
    Non-medical health                The net level premium method and
    insurance                           assumptions as to future morbidity,
                                        withdrawals and interest, which
                                        provide a margin for adverse
                                        deviation. Interest rate
                                        assumptions used in establishing
                                        such liabilities range from 4% to
                                        7%.
    ------------------------------------------------------------------------
    Disabled lives                    Present value of benefits method and
                                        experience assumptions as to claim
                                        terminations, expenses and
                                        interest. Interest rate assumptions
                                        used in establishing such
                                        liabilities range from 2% to 8%.

  Participating business represented 5% of the Company's life insurance in-force at both December 31, 2015 and 2014. Participating policies represented 27%, 27% and 28% of gross traditional life insurance premiums for the years ended December 31, 2015, 2014 and 2013, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 13%, less expenses, mortality charges and withdrawals.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. GMABs, the non-life-contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in policyholder account balances and are further discussed in Note
9. Guarantees accounted for as insurance liabilities include:

 ------------------------------------------------------------------------------
 Guarantee:                                   Measurement Assumptions:
 ------------------------------------------------------------------------------
 GMDBs  . A return of purchase payment      . Present value of expected death
           upon death even if the account      benefits in excess of the
           value is reduced to zero.           projected account balance
                                               recognizing the excess ratably
                                               over the accumulation period
                                               based on the present value of
                                               total expected assessments.

        . An enhanced death benefit may be  . Assumptions are consistent with
           available for an additional fee.    those used for amortizing DAC,
                                               and are thus subject to the
                                               same variability and risk.

                                            . Investment performance and
                                               volatility assumptions are
                                               consistent with the historical
                                               experience of the appropriate
                                               underlying equity index, such
                                               as the S&P 500 Index.

                                            . Benefit assumptions are based on
                                               the average benefits payable
                                               over a range of scenarios.
 ------------------------------------------------------------------------------
 GMIBs  . After a specified period of time  . Present value of expected income
           determined at the time of           benefits in excess of the
           issuance of the variable            projected account balance at
           annuity contract, a minimum         any future date of
           accumulation of purchase            annuitization and recognizing
           payments, even if the account       the excess ratably over the
           value is reduced to zero, that      accumulation period based on
           can be annuitized to receive a      present value of total expected
           monthly income stream that is       assessments.
           not less than a specified
           amount.
        . Certain contracts also provide    . Assumptions are consistent with
           for a guaranteed lump sum           those used for estimating GMDB
           return of purchase premium in       liabilities.
           lieu of the annuitization
           benefit.

                                            . Calculation incorporates an
                                               assumption for the percentage
                                               of the potential annuitizations
                                               that may be elected by the
                                               contractholder.
 ------------------------------------------------------------------------------
 GMWBs. . A return of purchase payment via  . Expected value of the life
           partial withdrawals, even if        contingent payments and
           the account value is reduced to     expected assessments using
           zero, provided that cumulative      assumptions consistent with
           withdrawals in a contract year      those used for estimating the
           do not exceed a certain limit.      GMDB liabilities.

        . Certain contracts include
           guaranteed with- drawals that
           are life contingent.
 ------------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  The Company also issues other annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                      Universal and Variable
                                    Annuity Contracts     Life Contracts
                                    ---------------   ----------------------
                                                      Secondary    Paid-Up
                                    GMDBs    GMIBs    Guarantees  Guarantees  Total
                                    -----    -----    ----------  ---------- ------
                                                   (In millions)
Direct
Balance at January 1, 2013.........  $109    $ 332          $340         $68 $  849
Incurred guaranteed benefits.......    44       58            77           6    185
Paid guaranteed benefits...........    (5)      --            --          --     (5)
                                     ----      -----        ----         --- ------
Balance at December 31, 2013.......   148      390           417          74  1,029
Incurred guaranteed benefits.......    51       68           124           8    251
Paid guaranteed benefits...........    (3)      --            --          --     (3)
                                     ----      -----        ----         --- ------
Balance at December 31, 2014.......   196      458           541          82  1,277
Incurred guaranteed benefits.......    37       80            86           9    212
Paid guaranteed benefits...........    (1)      --            --          --     (1)
                                     ----      -----        ----         --- ------
Balance at December 31, 2015.......  $232    $ 538          $627         $91 $1,488
                                     ====      =====        ====         === ======
Ceded
Balance at January 1, 2013.........  $ 86    $ 110          $265         $47 $  508
Incurred guaranteed benefits.......    39       14            49           4    106
Paid guaranteed benefits...........    (5)      --            --          --     (5)
                                     ----      -----        ----         --- ------
Balance at December 31, 2013.......   120      124           314          51    609
Incurred guaranteed benefits (1)...   (80)    (100)           (9)          6   (183)
Paid guaranteed benefits...........    (3)      --            --          --     (3)
                                     ----      -----        ----         --- ------
Balance at December 31, 2014.......    37       24           305          57    423
Incurred guaranteed benefits.......    14        2            49           6     71
Paid guaranteed benefits...........    (1)      --            --          --     (1)
                                     ----      -----        ----         --- ------
Balance at December 31, 2015.......  $ 50    $  26          $354         $63 $  493
                                     ====      =====        ====         === ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)

                                                      Universal and Variable
                                    Annuity Contracts    Life Contracts
                                    ----------------- ---------------------
                                                      Secondary    Paid-Up
                                     GMDBs    GMIBs   Guarantees  Guarantees  Total
                                    -------- -------- ----------  ---------- --------
                                                     (In millions)
Net
Balance at January 1, 2013......... $     23 $    222   $     75     $    21 $    341
Incurred guaranteed benefits.......        5       44         28           2       79
Paid guaranteed benefits...........       --       --         --          --       --
                                    -------- --------   --------     ------- --------
Balance at December 31, 2013.......       28      266        103          23      420
Incurred guaranteed benefits.......      131      168        133           2      434
Paid guaranteed benefits...........       --       --         --          --       --
                                    -------- --------   --------     ------- --------
Balance at December 31, 2014.......      159      434        236          25      854
Incurred guaranteed benefits.......       23       78         37           3      141
Paid guaranteed benefits...........       --       --         --          --       --
                                    -------- --------   --------     ------- --------
Balance at December 31, 2015....... $    182 $    512   $    273     $    28 $    995
                                    ======== ========   ========     ======= ========

--------

(1)  See Note 6.

   Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                    December 31,
                                         ---------------------------------------------------------------
                                                       2015                              2014
                                         -----------------------------     -----------------------------
                                             In the             At             In the             At
                                         Event of Death    Annuitization   Event of Death    Annuitization
                                         --------------   -------------    --------------   -------------
                                                                    (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total account value (2).................  $    59,858      $    27,648      $    62,810      $    29,474
Separate account value..................  $    48,216      $    26,530      $    51,077      $    28,347
Net amount at risk......................  $     1,698 (3)  $       379 (4)  $       702 (3)  $       244 (4)
Average attained age of contractholders.     65 years         63 years         65 years         63 years
Other Annuity Guarantees
Total account value (2).................          N/A      $       406              N/A      $       456
Net amount at risk......................          N/A      $       144 (5)          N/A      $       153 (5)
Average attained age of contractholders.          N/A         56 years              N/A         55 years

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)

                                                            December 31,
                                           -----------------------------------------------
                                                    2015                    2014
                                           ----------------------- -----------------------
                                           Secondary    Paid-Up    Secondary    Paid-Up
                                           Guarantees  Guarantees  Guarantees  Guarantees
                                           ----------- ----------- ----------- -----------
                                                            (In millions)
Universal and Variable Life Contracts (1)
Total account value (2)................... $     8,166 $     1,052 $     8,213 $     1,091
Net amount at risk (6).................... $    75,994 $     7,658 $    78,758 $     8,164
Average attained age of policyholders.....    55 years    61 years    54 years    60 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)Includes the contractholder's investments in the general account and separate account, if applicable.

(3)Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(4)Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(5)Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(6)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

    Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2015      2014
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                       Equity......... $  23,701 $  24,995
                       Balanced.......    21,082    22,759
                       Bond...........     4,454     4,561
                       Money Market...       132       150
                                       --------- ---------
                         Total........ $  49,369 $  52,465
                                       ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


Obligations Assumed Under Structured Settlement Assignments

  The Company assumes structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the periodic claims to be provided and reported as other policy-related balances. The Company receives a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchases annuities from affiliates to fund these periodic payment claim obligations and designates payments to be made directly to the claimant by the affiliated annuity writer. These annuities funding structured settlement claims are recorded as an investment. See Note 1.

  See Note 8 for additional information on obligations assumed under structured settlement assignments.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2015, 2014 and 2013, the Company issued $35.1 billion, $36.7 billion and $26.8 billion, respectively, and repaid $35.5 billion, $31.7 billion and $25.1 billion, respectively, of such funding agreements. At December 31, 2015 and 2014, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $29.5 billion and $30.3 billion, respectively.

  Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of regional banks in the Federal Home Loan Bank ("FHLB") system ("FHLBanks"). Holdings of common stock of FHLBanks, included in equity securities, were as follows at:

                                           December 31,
                                        -------------------
                                          2015      2014
                                        --------- ---------
                                           (In millions)
                    FHLB of NY......... $     666 $     661
                    FHLB of Des Moines. $      40 $      50

  The Company has also entered into funding agreements with FHLBanks and the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                                  Liability                Collateral
                           ------------------------ ---------------------
                                              December 31,
                           ----------------------------------------------
                               2015        2014         2015         2014
                           ------------ ----------- ---------     -------
                                             (In millions)
   FHLB of NY (1)......... $     12,570 $    12,570 $  14,085 (2) $15,255 (2)
   Farmer Mac (3)......... $      2,550 $     2,550 $   2,643     $ 2,932
   FHLB of Des Moines (1). $        750 $     1,000 $     851 (2) $ 1,141 (2)

--------

(1)Represents funding agreements issued to the applicable FHLBank in exchange for cash and for which such FHLBank has been granted a lien on certain assets, some of which are in the custody of such FHLBank,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)

   including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such FHLBank as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, such FHLBank's recovery on the collateral is limited to the amount of the Company's liability to such FHLBank.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                           Years Ended December 31,
                                         ----------------------------
                                           2015      2014      2013
                                         --------  --------  --------
                                                 (In millions)
          Balance at January 1,......... $  7,310  $  7,022  $  6,826
            Less: Reinsurance
             recoverables...............      286       290       301
                                         --------  --------  --------
          Net balance at January 1,.....    7,024     6,732     6,525
                                         --------  --------  --------
          Incurred related to:
            Current year................    5,316     5,099     4,762
            Prior years.................       13        --       (12)
                                         --------  --------  --------
             Total incurred.............    5,329     5,099     4,750
                                         --------  --------  --------
          Paid related to:
            Current year................   (3,415)   (3,228)   (3,035)
            Prior years.................   (1,684)   (1,579)   (1,508)
                                         --------  --------  --------
             Total paid.................   (5,099)   (4,807)   (4,543)
                                         --------  --------  --------
          Net balance at December 31,...    7,254     7,024     6,732
            Add: Reinsurance
             recoverables...............      273       286       290
                                         --------  --------  --------
          Balance at December 31,....... $  7,527  $  7,310  $  7,022
                                         ========  ========  ========

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $79.7 billion and $83.8 billion at December 31, 2015 and 2014, respectively, for which the policyholder

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)

assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $56.2 billion and $55.5 billion at December 31, 2015 and 2014, respectively. The latter category consisted primarily of guaranteed interest contracts. The average interest rate credited on these contracts was 2.40% and 2.25% at December 31, 2015 and 2014, respectively.

  For the years ended December 31, 2015, 2014 and 2013, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)

opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                    Years Ended December 31,
                                                                  ----------------------------
                                                                    2015      2014      2013
                                                                  --------  --------  --------
                                                                          (In millions)
DAC
Balance at January 1,............................................ $  5,905  $  6,338  $  5,752
Capitalizations..................................................      482       424       562
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).     (111)     (104)      227
 Other expenses..................................................     (624)     (583)     (478)
                                                                  --------  --------  --------
   Total amortization............................................     (735)     (687)     (251)
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................      325      (170)      495
Other (1)........................................................       --        --      (220)
                                                                  --------  --------  --------
Balance at December 31,..........................................    5,977     5,905     6,338
                                                                  --------  --------  --------
VOBA
Balance at January 1,............................................       70        78        80
Amortization related to:
 Other expenses..................................................       (7)       (8)      (10)
                                                                  --------  --------  --------
   Total amortization............................................       (7)       (8)      (10)
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................        3        --         8
                                                                  --------  --------  --------
Balance at December 31,..........................................       66        70        78
                                                                  --------  --------  --------
Total DAC and VOBA
Balance at December 31,.......................................... $  6,043  $  5,975  $  6,416
                                                                  ========  ========  ========

--------

(1)The year ended December 31, 2013 includes ($220) million that was reclassified to DAC from other liabilities. The amounts reclassified related to affiliated reinsurance agreements accounted for using the deposit method of accounting and represented the DAC amortization on the expense allowances assumed on the agreements from inception. These amounts were previously included in the calculated value of the deposit payable on these agreements and were recorded within other liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


  Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                                    December 31,
                                                  -----------------
                                                    2015     2014
                                                  -------- --------
                                                    (In millions)
            Retail............................... $  5,630 $  5,544
            Group, Voluntary & Worksite Benefits.      303      324
            Corporate Benefit Funding............      105      106
            Corporate & Other....................        5        1
                                                  -------- --------
             Total............................... $  6,043 $  5,975
                                                  ======== ========

  Information regarding other intangibles was as follows:

                                               Years Ended December 31,
                                              -------------------------
                                                2015     2014     2013
                                              -------  -------  -------
                                                    (In millions)
        DSI
        Balance at January 1,................ $   122  $   175  $   180
        Capitalization.......................       8       10       15
        Amortization.........................     (21)     (28)     (20)
        Unrealized investment gains (losses).      21      (35)      --
                                              -------  -------  -------
        Balance at December 31,.............. $   130  $   122  $   175
                                              =======  =======  =======
        VODA and VOCRA
        Balance at January 1,................ $   295  $   325  $   353
        Amortization.........................     (30)     (30)     (28)
                                              -------  -------  -------
        Balance at December 31,.............. $   265  $   295  $   325
                                              =======  =======  =======
        Accumulated amortization............. $   192  $   162  $   132
                                              =======  =======  =======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                              VOBA     VODA and VOCRA
                                          ------------ --------------
                                                 (In millions)
           2016.......................... $          4 $          30
           2017.......................... $          6 $          28
           2018.......................... $          5 $          26
           2019.......................... $          5 $          24
           2020.......................... $          5 $          21

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance


  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

Retail

  For its Retail Life & Other insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for most products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company's Retail Annuities business reinsures 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued since 2004 to an affiliate and portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2004 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 90% of the fixed annuities issued by certain affiliates and 100% of certain variable annuity risks issued by an affiliate.

Group, Voluntary & Worksite Benefits

  For certain policies within the Group, Voluntary & Worksite Benefits segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements. The majority of the Company's reinsurance activity within this segment relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.

Corporate Benefit Funding

  The Company's Corporate Benefit Funding segment has periodically engaged in reinsurance activities, on an opportunistic basis. The impact of these activities on the financial results of this segment has not been significant and there were no significant transactions during the periods presented.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2015 and 2014, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.4 billion and $2.3 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2015 and 2014, respectively.

  At December 31, 2015, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.2 billion, or 78%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2014, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)

  The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                   Years Ended December 31,
                                                               -------------------------------
                                                                  2015       2014       2013
                                                               ---------  ---------  ---------
                                                                        (In millions)
Premiums
Direct premiums............................................... $  21,497  $  20,963  $  20,290
Reinsurance assumed...........................................     1,679      1,673      1,469
Reinsurance ceded.............................................    (1,242)    (1,252)    (1,284)
                                                               ---------  ---------  ---------
 Net premiums................................................. $  21,934  $  21,384  $  20,475
                                                               =========  =========  =========
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees. $   3,050  $   3,029  $   2,913
Reinsurance assumed...........................................        58         48         41
Reinsurance ceded.............................................      (524)      (611)      (591)
                                                               ---------  ---------  ---------
 Net universal life and investment-type product policy fees... $   2,584  $   2,466  $   2,363
                                                               =========  =========  =========
Other revenues
Direct other revenues......................................... $     875  $   1,040  $     970
Reinsurance assumed...........................................         5          2         (2)
Reinsurance ceded.............................................       656        766        731
                                                               ---------  ---------  ---------
 Net other revenues........................................... $   1,536  $   1,808  $   1,699
                                                               =========  =========  =========
Policyholder benefits and claims
Direct policyholder benefits and claims....................... $  24,541  $  23,978  $  23,305
Reinsurance assumed...........................................     1,454      1,416      1,225
Reinsurance ceded.............................................    (1,468)    (1,539)    (1,498)
                                                               ---------  ---------  ---------
 Net policyholder benefits and claims......................... $  24,527  $  23,855  $  23,032
                                                               =========  =========  =========
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances..... $   2,240  $   2,227  $   2,322
Reinsurance assumed...........................................        33         35         35
Reinsurance ceded.............................................       (90)       (88)      (104)
                                                               ---------  ---------  ---------
 Net interest credited to policyholder account balances....... $   2,183  $   2,174  $   2,253
                                                               =========  =========  =========
Other expenses
Direct other expenses......................................... $   5,448  $   5,132  $   5,028
Reinsurance assumed...........................................       340        399        427
Reinsurance ceded.............................................       470        540        533
                                                               ---------  ---------  ---------
 Net other expenses........................................... $   6,258  $   6,071  $   5,988
                                                               =========  =========  =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                 December 31,
                             -------------------------------------------------------------------------------------
                                                2015                                       2014
                             ------------------------------------------ ------------------------------------------
                                                               Total                                      Total
                                                              Balance                                    Balance
                               Direct    Assumed    Ceded      Sheet      Direct    Assumed    Ceded      Sheet
                             ---------- --------- ---------  ---------- ---------- --------- ---------  ----------
                                                                   (In millions)
Assets
Premiums, reinsurance and
 other receivables.......... $    1,957 $     667 $  21,098  $   23,722 $    1,711 $     649 $  21,079  $   23,439
Deferred policy acquisition
 costs and value of
 business acquired..........      5,973       458      (388)      6,043      6,002       391      (418)      5,975
                             ---------- --------- ---------  ---------- ---------- --------- ---------  ----------
  Total assets.............. $    7,930 $   1,125 $  20,710  $   29,765 $    7,713 $   1,040 $  20,661  $   29,414
                             ========== ========= =========  ========== ========== ========= =========  ==========
Liabilities
Future policy benefits...... $  116,389 $   2,530 $      (5) $  118,914 $  115,143 $   2,259 $      --  $  117,402
Policyholder account
 balances...................     94,080       340        --      94,420     95,601       301        --      95,902
Other policy-related
 balances...................      6,766       392        43       7,201      5,353       455        32       5,840
Other liabilities...........     10,384     6,843    15,528      32,755     10,350     7,020    16,077      33,447
                             ---------- --------- ---------  ---------- ---------- --------- ---------  ----------
  Total liabilities......... $  227,619 $  10,105 $  15,566  $  253,290 $  226,447 $  10,035 $  16,109  $  252,591
                             ========== ========= =========  ========== ========== ========= =========  ==========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $13.6 billion and $13.8 billion at December 31, 2015 and 2014, respectively. The deposit liabilities on reinsurance were $6.5 billion and $6.8 billion at December 31, 2015 and 2014, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife, Inc. subsidiaries, including MetLife Insurance Company USA ("MetLife USA"), First MetLife Investors Insurance Company ("First MetLife"), MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                         Years Ended December 31,
                                                        -------------------------
                                                          2015     2014     2013
                                                        -------  -------  -------
                                                              (In millions)
Premiums
Reinsurance assumed.................................... $   701  $   681  $   451
Reinsurance ceded......................................     (40)     (36)     (45)
                                                        -------  -------  -------
  Net premiums......................................... $   661  $   645  $   406
                                                        =======  =======  =======
Universal life and investment-type product policy fees
Reinsurance assumed.................................... $    58  $    48  $    40
Reinsurance ceded......................................    (141)    (240)    (221)
                                                        -------  -------  -------
  Net universal life and investment-type product
   policy fees......................................... $   (83) $  (192) $  (181)
                                                        =======  =======  =======
Other revenues
Reinsurance assumed.................................... $     5  $     2  $    (2)
Reinsurance ceded......................................     607      713      675
                                                        -------  -------  -------
  Net other revenues................................... $   612  $   715  $   673
                                                        =======  =======  =======
Policyholder benefits and claims
Reinsurance assumed.................................... $   652  $   623  $   402
Reinsurance ceded......................................    (106)    (197)    (144)
                                                        -------  -------  -------
  Net policyholder benefits and claims................. $   546  $   426  $   258
                                                        =======  =======  =======
Interest credited to policyholder account balances
Reinsurance assumed.................................... $    32  $    33  $    31
Reinsurance ceded......................................     (90)     (88)    (102)
                                                        -------  -------  -------
  Net interest credited to policyholder account
   balances............................................ $   (58) $   (55) $   (71)
                                                        =======  =======  =======
Other expenses
Reinsurance assumed.................................... $   245  $   298  $   326
Reinsurance ceded......................................     578      680      653
                                                        -------  -------  -------
  Net other expenses................................... $   823  $   978  $   979
                                                        =======  =======  =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)

  Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                      December 31,
                                                         --------------------------------------
                                                                2015                2014
                                                         ------------------  ------------------
                                                         Assumed    Ceded    Assumed    Ceded
                                                         -------- ---------  -------- ---------
                                                                      (In millions)
Assets
Premiums, reinsurance and other receivables............. $    280 $  15,466  $    257 $  15,453
Deferred policy acquisition costs and value of business
  acquired..............................................      439      (193)      370      (231)
                                                         -------- ---------  -------- ---------
 Total assets........................................... $    719 $  15,273  $    627 $  15,222
                                                         ======== =========  ======== =========
Liabilities
Future policy benefits.................................. $  1,436 $      (5) $  1,146 $      --
Policyholder account balances...........................      326        --       288        --
Other policy-related balances...........................      187        43       264        32
Other liabilities.......................................    6,463    13,000     6,610    13,545
                                                         -------- ---------  -------- ---------
 Total liabilities...................................... $  8,412 $  13,038  $  8,308 $  13,577
                                                         ======== =========  ======== =========

  The Company ceded two blocks of business to two affiliates on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and increased the funds withheld balance by $8 million and $20 million at December 31, 2015 and 2014, respectively. Net derivative gains (losses) associated with these embedded derivatives were $12 million, ($39) million and $40 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were $712 million and $657 million at December 31, 2015 and 2014, respectively. Net derivative gains (losses) associated with the embedded derivatives were $47 million, $497 million and ($1.7) billion for the years ended December 31, 2015, 2014 and 2013, respectively.

  Certain contractual features of the closed block reinsurance agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $694 million and $1.1 billion at December 31, 2015 and 2014, respectively. Net derivative gains (losses) associated with the embedded derivative were $404 million, ($389) million and $664 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  In November 2014, MetLife Insurance Company of Connecticut ("MICC"), a wholly-owned subsidiary of MetLife, Inc., re-domesticated from Connecticut to Delaware, changed its name to MetLife Insurance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)

Company USA and merged with its subsidiary, MetLife Investors USA Insurance Company, and its affiliate, MetLife Investors Insurance Company, each a U.S. insurance company that issued variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. ("Exeter"), a former offshore, captive reinsurance subsidiary of MetLife, Inc. and affiliate of MICC that mainly reinsured guarantees associated with variable annuity products (the "Mergers"). The surviving entity of the Mergers was MetLife USA. Effective January 1, 2014, following receipt of New York State Department of Financial Services approval, MICC withdrew its license to issue insurance policies and annuity contracts in New York.

  Prior to the Mergers, certain related party transactions were consummated as summarized below. See Notes 8 and 9 for information regarding additional related party transactions.

  . In January 2014, the Company entered into an agreement with MICC which reinsured all existing New York insurance policies and annuity contracts that include a separate account feature. As a result of this reinsurance agreement, the significant effects to the Company were increases in other invested assets of $192 million, in other liabilities of $572 million and in future policy benefits of $128 million at December 31, 2014. The Company received a one-time payment of cash and cash equivalents and total investments of $494 million from MICC. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to this agreement is included within policyholder account balances and was $4 million at both December 31, 2015 and 2014. Net derivative gains (losses) associated with the embedded derivative were less than ($1) million and ($4) million for the years ended December 31, 2015 and 2014, respectively.

  . In October 2014, the Company recaptured a block of universal life secondary guarantee business ceded to Exeter on a 75% coinsurance with funds withheld basis. As a result of this recapture, the significant effects to the Company were decreases in premiums, reinsurance and other receivables of $492 million, and in other liabilities of $432 million, as well as increases in DAC of $30 million and in other policy-related balances of $9 million.

  . In November 2014, the Company partially recaptured risks related to guaranteed minimum benefit guarantees on certain variable annuities previously ceded to Exeter. As a result of this recapture, the significant effects to the Company were decreases in premiums, reinsurance and other receivables of $719 million, and in other liabilities of $447 million, as well as increases in DAC of $7 million and in cash and cash equivalents of $324 million. There was also an increase in net income of $54 million which was reflected in other income.

  . In November 2014, the Company entered into an agreement to assume 100% of certain variable annuities including guaranteed minimum benefit guarantees on a modified coinsurance basis from First MetLife. As a result of this reinsurance agreement, the significant effects to the Company were decreases in other liabilities of $269 million at December 31, 2014. The Company made a one-time payment of cash and cash equivalents to First MetLife of $218 million at December 31, 2014. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to this agreement is included within policyholder account balances and was $122 million and $68 million at December 31, 2015 and 2014, respectively. Net derivative gains (losses) associated with the embedded derivative were ($54) million and ($38) million for the years ended December 31, 2015 and 2014, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.2 billion and $2.1 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2015 and 2014, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.7 billion at both December 31, 2015 and 2014. The deposit liabilities on affiliated reinsurance were $6.5 billion and $6.7 billion at December 31, 2015 and 2014, respectively.

7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)

in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)


  Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                             December 31,
                                                        ----------------------
                                                           2015        2014
                                                        ----------  ----------
                                                             (In millions)
Closed Block Liabilities
Future policy benefits................................. $   41,278  $   41,667
Other policy-related balances..........................        249         265
Policyholder dividends payable.........................        468         461
Policyholder dividend obligation.......................      1,783       3,155
Current income tax payable.............................         --           1
Other liabilities......................................        380         646
                                                        ----------  ----------
   Total closed block liabilities......................     44,158      46,195
                                                        ----------  ----------
Assets Designated to the Closed Block
Investments:
  Fixed maturity securities available-for-sale, at
   estimated fair value................................     27,556      29,199
  Equity securities available-for-sale, at estimated
   fair value..........................................        111          91
  Mortgage loans.......................................      6,022       6,076
  Policy loans.........................................      4,642       4,646
  Real estate and real estate joint ventures...........        462         666
  Other invested assets................................      1,066       1,065
                                                        ----------  ----------
   Total investments...................................     39,859      41,743
Cash and cash equivalents..............................        236         227
Accrued investment income..............................        474         477
Premiums, reinsurance and other receivables............         56          67
Current income tax recoverable.........................         11          --
Deferred income tax assets.............................        234         289
                                                        ----------  ----------
   Total assets designated to the closed block.........     40,870      42,803
                                                        ----------  ----------
Excess of closed block liabilities over assets
  designated to the closed block.......................      3,288       3,392
                                                        ----------  ----------
Amounts included in AOCI:
  Unrealized investment gains (losses), net of income
   tax.................................................      1,382       2,291
  Unrealized gains (losses) on derivatives, net of
   income tax..........................................         76          28
  Allocated to policyholder dividend obligation, net
   of income tax.......................................     (1,159)     (2,051)
                                                        ----------  ----------
   Total amounts included in AOCI......................        299         268
                                                        ----------  ----------
Maximum future earnings to be recognized from closed
  block assets and liabilities......................... $    3,587  $    3,660
                                                        ==========  ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)


  Information regarding the closed block policyholder dividend obligation was as follows:

                                                        Years Ended December 31,
                                                   ---------------------------------
                                                      2015        2014       2013
                                                   ----------  ---------- ----------
                                                             (In millions)
Balance at January 1,............................. $    3,155  $    1,771 $    3,828
Change in unrealized investment and derivative
  gains (losses)..................................     (1,372)      1,384     (2,057)
                                                   ----------  ---------- ----------
Balance at December 31,........................... $    1,783  $    3,155 $    1,771
                                                   ==========  ========== ==========

  Information regarding the closed block revenues and expenses was as follows:

                                                                        Years Ended December 31,
                                                                   ---------------------------------
                                                                      2015        2014       2013
                                                                   ----------  ---------- ----------
                                                                             (In millions)
Revenues
Premiums.......................................................... $    1,850  $    1,918 $    1,987
Net investment income.............................................      1,982       2,093      2,130
Net investment gains (losses).....................................        (23)          7         25
Net derivative gains (losses).....................................         27          20         (6)
                                                                   ----------  ---------- ----------
 Total revenues...................................................      3,836       4,038      4,136
                                                                   ----------  ---------- ----------
Expenses
Policyholder benefits and claims..................................      2,564       2,598      2,702
Policyholder dividends............................................      1,015         988        979
Other expenses....................................................        143         155        165
                                                                   ----------  ---------- ----------
 Total expenses...................................................      3,722       3,741      3,846
                                                                   ----------  ---------- ----------
Revenues, net of expenses before provision for income tax expense
  (benefit).......................................................        114         297        290
Provision for income tax expense (benefit)........................         41         104        101
                                                                   ----------  ---------- ----------
Revenues, net of expenses and provision for income tax expense
  (benefit)....................................................... $       73  $      193 $      189
                                                                   ==========  ========== ==========

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and trading and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS.

                                          December 31, 2015                                 December 31, 2014
                          ------------------------------------------------- -------------------------------------------------
                                          Gross Unrealized                                  Gross Unrealized
                           Cost or   ---------------------------             Cost or   ---------------------------
                          Amortized            Temporary  OTTI   Estimated  Amortized            Temporary  OTTI   Estimated
                            Cost       Gains    Losses   Losses  Fair Value   Cost       Gains    Losses   Losses  Fair Value
                          ---------- --------- --------- ------- ---------- ---------- --------- --------- ------- ----------
                                                                     (In millions)
Fixed maturity securities
U.S. corporate........... $   59,305 $   3,763 $  1,511  $    -- $   61,557 $   59,532 $   6,246 $    421  $    -- $   65,357
U.S. Treasury and agency.     36,183     3,638      128       --     39,693     34,391     4,698       19       --     39,070
Foreign corporate........     27,218     1,005    1,427        1     26,795     28,395     1,934      511       --     29,818
RMBS.....................     23,195     1,008      252       36     23,915     26,893     1,493      157       66     28,163
State and political
 subdivision.............      6,070       935       29        2      6,974      5,329     1,197        6       --      6,520
CMBS.....................      6,547       114       82       --      6,579      7,705       241       33       --      7,913
ABS......................      6,665        40      138       --      6,567      8,206       102       82       --      8,226
Foreign government.......      3,178       536      108       --      3,606      3,153       761       70       --      3,844
                          ---------- --------- --------  ------- ---------- ---------- --------- --------  ------- ----------
 Total fixed maturity
  securities............. $  168,361 $  11,039 $  3,675  $    39 $  175,686 $  173,604 $  16,672 $  1,299  $    66 $  188,911
                          ========== ========= ========  ======= ========== ========== ========= ========  ======= ==========
Equity securities
Common stock............. $    1,298 $      46 $    101  $    -- $    1,243 $    1,236 $     142 $     26  $    -- $    1,352
Non-redeemable preferred
 stock...................        687        59       40       --        706        690        53       30       --        713
                          ---------- --------- --------  ------- ---------- ---------- --------- --------  ------- ----------
 Total equity securities. $    1,985 $     105 $    141  $    -- $    1,949 $    1,926 $     195 $     56  $    -- $    2,065
                          ========== ========= ========  ======= ========== ========== ========= ========  ======= ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   The Company held non-income producing fixed maturity securities with an estimated fair value of $3 million and $6 million with unrealized gains (losses) of less than $1 million and $5 million at December 31, 2015 and 2014, respectively.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2015:

                                                 Due After Five
                                   Due After One     Years                               Total Fixed
                       Due in One  Year Through   Through Ten   Due After Ten Structured  Maturity
                      Year or Less  Five Years       Years          Years     Securities Securities
                      ------------ ------------- -------------- ------------- ---------- -----------
                                                      (In millions)
Amortized cost.......   $  6,323     $  38,390     $  34,613      $  52,628   $  36,407  $  168,361
Estimated fair value.   $  6,252     $  39,432     $  35,000      $  57,941   $  37,061  $  175,686

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured securities (RMBS, CMBS and ABS) are shown separately, as they are not due at a single maturity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                           December 31, 2015                         December 31, 2014
                               ----------------------------------------- -----------------------------------------
                                                    Equal to or Greater                       Equal to or Greater
                               Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                               -------------------- -------------------- -------------------- --------------------
                               Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                 Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                 Value     Losses     Value     Losses     Value     Losses     Value     Losses
                               --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                   (In millions, except number of securities)
Fixed maturity securities
U.S. corporate................ $  17,480  $  1,078  $   2,469  $    433  $   8,950   $  260   $  2,251    $  161
U.S. Treasury and agency......    11,683       125        248         3      3,933        6        982        13
Foreign corporate.............     8,823       669      4,049       759      7,052      397      1,165       114
RMBS..........................     6,065       158      1,769       130      3,141       63      1,900       160
State and political
 subdivision..................       767        26         15         5         26       --         76         6
CMBS..........................     2,266        42        509        40        772       20        461        13
ABS...........................     3,211        54      1,817        84      3,147       45        732        37
Foreign government............       961        91         87        17        327       32        265        38
                               ---------  --------  ---------  --------  ---------   ------   --------    ------
 Total fixed maturity
   securities................. $  51,256  $  2,243  $  10,963  $  1,471  $  27,348   $  823   $  7,832    $  542
                               =========  ========  =========  ========  =========   ======   ========    ======
Equity securities
Common stock.................. $     182  $     99  $      19  $      2  $      98   $   26   $      1    $   --
Non-redeemable preferred stock        56         2        132        38         32       --        139        30
                               ---------  --------  ---------  --------  ---------   ------   --------    ------
 Total equity securities...... $     238  $    101  $     151  $     40  $     130   $   26   $    140    $   30
                               =========  ========  =========  ========  =========   ======   ========    ======
Total number of securities in
 an unrealized loss position..     4,167                  807                1,997                 642
                               =========            =========            =========            ========

 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

  below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

  . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

  . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

  . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

  . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2015. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities increased $2.3 billion during the year ended December 31, 2015 to $3.7 billion. The increase in gross unrealized losses for the year ended December 31, 2015 was primarily attributable to widening credit spreads, an increase in interest rates and, to a lesser extent, the impact of weakening foreign currencies on non-functional currency denominated fixed maturity securities.

    At December 31, 2015, $271 million of the total $3.7 billion of gross unrealized losses were from 50 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    Of the $271 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $187 million, or 69%, were related to gross unrealized losses on 27 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $271 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $84 million, or 31%, were related to gross unrealized losses on 23 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to U.S. and foreign corporate securities (primarily utility and industrial securities) and non-agency RMBS (primarily alternative residential mortgage loans) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over lower oil prices in the energy sector and valuations of residential real estate supporting non-agency RMBS. Management evaluates U.S. and foreign corporate

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

  securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuers and evaluates non-agency RMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security and the payment priority within the tranche structure of the security.

  Equity Securities

    Gross unrealized losses on equity securities increased $85 million during the year ended December 31, 2015 to $141 million. Of the $141 million, $31 million were from eight securities with gross unrealized losses of 20% or more of cost for 12 months or greater. Of the $31 million, 68% were rated A or better, and all were from financial services industry investment grade non-redeemable preferred stock.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                   December 31,
                                  ----------------------------------------------
                                           2015                    2014
                                  ----------------------  ----------------------
                                    Carrying      % of      Carrying      % of
                                      Value       Total       Value       Total
                                  ------------- --------  ------------- --------
                                  (In millions)           (In millions)
Mortgage loans
  Commercial...................... $   33,440       62.3%  $   32,482       66.2%
  Agricultural....................     11,663       21.7       11,033       22.5
  Residential.....................      8,562       15.9        5,494       11.2
                                   ----------   --------   ----------   --------
   Subtotal......................      53,665       99.9       49,009       99.9
 Valuation allowances............        (257)      (0.5)        (258)      (0.5)
                                   ----------   --------   ----------   --------
   Subtotal mortgage loans, net..      53,408       99.4       48,751       99.4
 Residential -- FVO..............         314        0.6          308        0.6
                                   ----------   --------   ----------   --------
     Total mortgage loans, net...  $   53,722      100.0%  $   49,059      100.0%
                                   ==========   ========   ==========   ========

  The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of unaffiliated mortgage loan participation interests sold by the Company to affiliates during the years ended December 31, 2015, 2014 and 2013 were $3.0 billion, $1.9 billion and $2.3 billion, respectively. In connection with the mortgage loan participations, the Company collected mortgage loan principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $1.8 billion, $1.3 billion and $1.8 billion during the years ended December 31, 2015, 2014 and 2013, respectively.

  Purchases of mortgage loans from third parties were $3.9 billion and $4.7 billion for the years ended December 31, 2015 and 2014, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Information on commercial, agricultural and residential mortgage loans is presented in the tables below. Information on residential -- FVO is presented in Note 10. The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis.

Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

  Mortgage loans by portfolio segment, by method of evaluation of credit loss, impaired mortgage loans including those modified in a troubled debt restructuring, and the related valuation allowances, were as follows at and for the years ended:

                                                                          Evaluated Collectively for
                         Evaluated Individually for Credit Losses             Credit Losses            Impaired Loans
                   ------------------------------------------------------ -------------------------- -------------------
                   Impaired Loans with a Valuation Impaired Loans without
                              Allowance            a Valuation Allowance
                   ------------------------------- ----------------------
                    Unpaid                          Unpaid                                                     Average
                   Principal  Recorded  Valuation  Principal   Recorded    Recorded     Valuation    Carrying  Recorded
                    Balance  Investment Allowances  Balance   Investment  Investment    Allowances    Value   Investment
                   --------- ---------- ---------- ---------  ----------  ----------    ----------   -------- ----------
                                                           (In millions)
December 31, 2015
Commercial........  $    --   $    --     $   --    $    57    $    57    $   33,383     $   165      $   57   $   120
Agricultural......       45        43          3         22         21        11,599          34          61        60
Residential.......       --        --         --        141        131         8,431          55         131        84
                    -------   -------     ------    -------    -------     ----------    -------      ------   -------
  Total...........  $    45   $    43     $    3    $   220    $   209    $   53,413     $   254      $  249   $   264
                    =======   =======     ======    =======    =======     ==========    =======      ======   =======
December 31, 2014
Commercial........  $    75   $    75     $   24    $    84    $    84    $   32,323     $   158      $  135   $   298
Agricultural......       47        45          2         14         13        10,975          33          56        76
Residential.......       --        --         --         40         37         5,457          41          37        17
                    -------   -------     ------    -------    -------     ----------    -------      ------   -------
  Total...........  $   122   $   120     $   26    $   138    $   134    $   48,755     $   232      $  228   $   391
                    =======   =======     ======    =======    =======     ==========    =======      ======   =======

  The average recorded investment for impaired commercial, agricultural and residential mortgage loans was $430 million, $151 million and $2 million, respectively, for the year ended December 31, 2013.

Valuation Allowance Rollforward by Portfolio Segment

  The changes in the valuation allowance, by portfolio segment, were as follows:

                                                   Commercial Agricultural Residential  Total
                                                   ---------- ------------ ----------- -------
                                                                  (In millions)
Balance at January 1, 2013........................  $   256      $   48      $    --   $   304
Provision (release)...............................      (43)          3           19       (21)
Charge-offs, net of recoveries....................       --         (11)          --       (11)
                                                    -------      ------      -------   -------
Balance at December 31, 2013......................      213          40           19       272
Provision (release)...............................       (8)         (4)          27        15
Charge-offs, net of recoveries....................      (23)         (1)          (5)      (29)
                                                    -------      ------      -------   -------
Balance at December 31, 2014......................      182          35           41       258
Provision (release)...............................        2           2           30        34
Charge-offs, net of recoveries....................      (19)         --          (16)      (35)
                                                    -------      ------      -------   -------
Balance at December 31, 2015......................  $   165      $   37      $    55   $   257
                                                    =======      ======      =======   =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

  under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

  Residential Mortgage Loan Portfolio Segment

    The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

    For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in non-accrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans was as follows at:

                                     Recorded Investment
                      -------------------------------------------------
                        Debt Service Coverage Ratios                      Estimated
                      --------------------------------           % of       Fair      % of
                       > 1.20x  1.00x - 1.20x < 1.00x    Total   Total      Value     Total
                      --------- ------------- -------- --------- ------ ------------- ------
                                         (In millions)                  (In millions)
December 31, 2015
Loan-to-value ratios
Less than 65%........ $  28,828   $    909    $    408 $  30,145   90.2%  $  30,996     90.5%
65% to 75%...........     2,550        138          61     2,749    8.2       2,730      8.0
76% to 80%...........        --         --          --        --     --          --       --
Greater than 80%.....       208        115         223       546    1.6         519      1.5
                      ---------   --------    -------- --------- ------   ---------   ------
  Total.............. $  31,586   $  1,162    $    692 $  33,440  100.0%  $  34,245    100.0%
                      =========   ========    ======== ========= ======   =========   ======
December 31, 2014
Loan-to-value ratios
Less than 65%........ $  26,810   $    746    $    761 $  28,317   87.2%  $  29,860     87.7%
65% to 75%...........     2,783        391          86     3,260   10.0       3,322      9.8
76% to 80%...........       109         --           8       117    0.4         121      0.3
Greater than 80%.....       384        256         148       788    2.4         736      2.2
                      ---------   --------    -------- --------- ------   ---------   ------
  Total.............. $  30,086   $  1,393    $  1,003 $  32,482  100.0%  $  34,039    100.0%
                      =========   ========    ======== ========= ======   =========   ======

 Credit Quality of Agricultural Mortgage Loans

   The credit quality of agricultural mortgage loans was as follows at:

                                            December 31,
                             -------------------------------------------
                                      2015                  2014
                             ---------------------- --------------------
                               Recorded     % of      Recorded    % of
                              Investment    Total    Investment   Total
                             ------------- -------- ------------- ------
                             (In millions)          (In millions)
       Loan-to-value ratios
       Less than 65%........   $  10,975       94.1%  $  10,462     94.8%
       65% to 75%...........         609        5.2         469      4.2
       76% to 80%...........          21        0.2          17      0.2
       Greater than 80%.....          58        0.5          85      0.8
                               ---------   --------   ---------   ------
         Total..............   $  11,663      100.0%  $  11,033    100.0%
                               =========   ========   =========   ======

   The estimated fair value of agricultural mortgage loans was $11.9 billion and $11.4 billion at December 31, 2015 and 2014, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Credit Quality of Residential Mortgage Loans

   The credit quality of residential mortgage loans was as follows at:

                                             December 31,
                               -----------------------------------------
                                       2015                 2014
                               -------------------- --------------------
                                 Recorded    % of     Recorded    % of
                                Investment   Total   Investment   Total
                               ------------- ------ ------------- ------
                               (In millions)        (In millions)
       Performance indicators
       Performing.............   $  8,261      96.5%  $  5,345      97.3%
       Nonperforming..........        301       3.5        149       2.7
                                 --------    ------   --------    ------
         Total................   $  8,562     100.0%  $  5,494     100.0%
                                 ========    ======   ========    ======

   The estimated fair value of residential mortgage loans was $8.8 billion and $5.6 billion at December 31, 2015 and 2014, respectively.

 Past Due and Interest Accrual Status of Mortgage Loans

   The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2015 and 2014. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The past due and accrual status of mortgage loans at recorded investment, prior to valuation allowances, by portfolio segment, were as follows at:

                           Past Due                        Nonaccrual Status
              ----------------------------------- -----------------------------------
              December 31, 2015 December 31, 2014 December 31, 2015 December 31, 2014
              ----------------- ----------------- ----------------- -----------------
                                           (In millions)
Commercial...      $   --            $   --            $   --            $   75
Agricultural.         103                 1                46                41
Residential..         301               149               301               149
                   ------            ------            ------            ------
  Total......      $  404            $  150            $  347            $  265
                   ======            ======            ======            ======

 Mortgage Loans Modified in a Troubled Debt Restructuring

   For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance. During the years ended December 31, 2015 and 2014, the Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9) tax credit and renewable energy partnerships, loans to affiliates, leveraged leases, annuities funding structured settlement claims and direct financing leases. See "-- Related Party Investment Transactions" for information regarding loans to affiliates and annuities funding structured settlement claims.

 Tax Credit Partnerships

   The carrying value of tax credit partnerships was $1.6 billion at both December 31, 2015 and 2014. Losses from tax credit partnerships included within net investment income were $163 million, $152 million, and $137 million for the years ended December 31, 2015, 2014 and 2013, respectively.

 Leveraged and Direct Financing Leases

   Investment in leveraged and direct financing leases consisted of the following at:

                                                             December 31,
                                                --------------------------------------
                                                       2015                2014
                                                ------------------  ------------------
                                                           Direct              Direct
                                                Leveraged Financing Leveraged Financing
                                                 Leases    Leases    Leases    Leases
                                                --------- --------- --------- ---------
                                                             (In millions)
Rental receivables, net........................ $  1,238   $   376  $  1,320   $  406
Estimated residual values......................      755        57       827       57
                                                --------   -------  --------   ------
Subtotal.......................................    1,993       433     2,147      463
Unearned income................................     (615)     (159)     (686)    (178)
                                                --------   -------  --------   ------
 Investment in leases, net of non-recourse debt.$  1,378   $   274  $  1,461   $  285
                                                ========   =======  ========   ======

   Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 15 years but in certain circumstances can be over 30 years, while the payment periods for direct financing leases range from one to 21 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2015 and 2014, all leveraged lease receivables and direct financing rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $1.3 billion at both December 31, 2015 and 2014.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   The components of income from investments in leveraged and direct financing leases, excluding net investment gains (losses), were as follows:

                                                      Years Ended December 31,
                                     -----------------------------------------------------------
                                            2015                2014                2013
                                     ------------------- ------------------- -------------------
                                                Direct              Direct              Direct
                                     Leveraged Financing Leveraged Financing Leveraged Financing
                                      Leases    Leases    Leases    Leases    Leases    Leases
                                     --------- --------- --------- --------- --------- ---------
                                                            (In millions)
Income from investment in leases....  $   48    $   20    $   51    $   19    $   60    $   17
Less: Income tax expense on leases..      17         7        18         7        21         6
                                      ------    ------    ------    ------    ------    ------
 Investment income after income tax.  $   31    $   13    $   33    $   12    $   39    $   11
                                      ======    ======    ======    ======    ======    ======

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $3.9 billion and $1.0 billion at December 31, 2015 and 2014, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity and equity securities AFS and the effect on DAC, VOBA, DSI, future policy benefits and the policyholder dividend obligation, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                           Years Ended December 31,
                                                                        -----------------------------
                                                                          2015       2014      2013
                                                                        --------  ---------  --------
                                                                                (In millions)
Fixed maturity securities.............................................. $  7,331  $  15,374  $  8,521
Fixed maturity securities with noncredit OTTI losses in AOCI...........      (39)       (66)     (149)
                                                                        --------  ---------  --------
 Total fixed maturity securities.......................................    7,292     15,308     8,372
Equity securities......................................................       27        173        83
Derivatives............................................................    2,208      1,649       361
Other..................................................................      137         87         5
                                                                        --------  ---------  --------
 Subtotal..............................................................    9,664     17,217     8,821
                                                                        --------  ---------  --------
Amounts allocated from:
Future policy benefits.................................................       (7)    (1,964)     (610)
DAC and VOBA related to noncredit OTTI losses recognized in AOCI.......       --         (3)        5
DAC, VOBA and DSI......................................................     (572)      (918)     (721)
Policyholder dividend obligation.......................................   (1,783)    (3,155)   (1,771)
                                                                        --------  ---------  --------
 Subtotal..............................................................   (2,362)   (6,040)    (3,097)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in AOCI...................................................       14         25        51
Deferred income tax benefit (expense)..................................   (2,542)    (3,928)   (2,070)
                                                                        --------  ---------  --------
   Net unrealized investment gains (losses)............................    4,774      7,274     3,705
   Net unrealized investment gains (losses) attributable to
     noncontrolling interests..........................................       (1)        (1)       (1)
                                                                        --------  ---------  --------
     Net unrealized investment gains (losses) attributable to
       Metropolitan Life Insurance Company............................. $  4,773  $   7,273  $  3,704
                                                                        ========  =========  ========

  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                           Years Ended December 31,
                                                         ---------------------------
                                                              2015           2014
                                                         ------------  -------------
                                                                (In millions)
Balance at January 1,................................... $        (66) $        (149)
Noncredit OTTI losses and subsequent changes recognized.            5             10
Securities sold with previous noncredit OTTI loss.......          105             41
Subsequent changes in estimated fair value..............          (83)            32
                                                         ------------  -------------
Balance at December 31,................................. $        (39) $         (66)
                                                         ============  =============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  The changes in net unrealized investment gains (losses) were as follows:

                                                                            Years Ended December 31,
                                                                         ------------------------------
                                                                            2015      2014       2013
                                                                         ---------  --------  ---------
                                                                                  (In millions)
Balance at January 1,................................................... $   7,273  $  3,704  $   6,339
Fixed maturity securities on which noncredit OTTI losses have been
  recognized............................................................        27        83        107
Unrealized investment gains (losses) during the year....................    (7,580)    8,313    (11,205)
Unrealized investment gains (losses) relating to:
 Future policy benefits.................................................     1,957    (1,354)     4,510
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI.................................................................         3        (8)        (7)
 DAC, VOBA and DSI......................................................       346      (197)       510
 Policyholder dividend obligation.......................................     1,372    (1,384)     2,057
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in AOCI...................................................       (11)      (26)       (35)
 Deferred income tax benefit (expense)..................................     1,386    (1,858)     1,428
                                                                         ---------  --------  ---------
Net unrealized investment gains (losses)................................     4,773     7,273      3,704
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................        --        --         --
                                                                         ---------  --------  ---------
Balance at December 31,................................................. $   4,773  $  7,273  $   3,704
                                                                         =========  ========  =========
 Change in net unrealized investment gains (losses)..................... $  (2,500) $  3,569  $  (2,635)
 Change in net unrealized investment gains (losses) attributable to
   noncontrolling interests.............................................        --        --         --
                                                                         ---------  --------  ---------
   Change in net unrealized investment gains (losses) attributable to
     Metropolitan Life Insurance Company................................ $  (2,500) $  3,569  $  (2,635)
                                                                         =========  ========  =========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2015 and 2014.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                        -----------------------
                                                           2015        2014
                                                        ----------- -----------
                                                             (In millions)
Securities on loan: (1)
 Amortized cost........................................ $    16,257 $    19,099
 Estimated fair value.................................. $    17,700 $    21,185
Cash collateral on deposit from counterparties (2)..... $    18,053 $    21,635
Security collateral on deposit from counterparties (3). $        22 $        19
Reinvestment portfolio -- estimated fair value......... $    18,138 $    22,046

--------

(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the consolidated financial statements.

  The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

                                                               December 31, 2015
                                     ------------------------------------------------------------------------
                                        Remaining Tenor of Securities Lending Agreements
                                     ---------------------------------------------------
                                     Open (1)      1 Month or Less     1 to 6 Months       Total   % of Total
                                     --------      ---------------     -------------     --------- ----------
                                                                   (In millions)
Cash collateral liability by loaned
  security type
U.S. Treasury and agency............ $  6,260             $  7,421          $  4,303     $  17,984      99.6%
U.S. corporate......................        1                   41                --            42       0.3
Agency RMBS.........................       --                    6                21            27       0.1
Foreign corporate...................       --                   --                --            --        --
Foreign government..................       --                   --                --            --        --
                                     --------             --------          --------     ---------    ------
 Total.............................. $  6,261             $  7,468          $  4,324     $  18,053     100.0%
                                     ========             ========          ========     =========    ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


                                                               December 31, 2014
                                     ------------------------------------------------------------------------
                                        Remaining Tenor of Securities Lending Agreements
                                     ---------------------------------------------------
                                     Open (1)      1 Month or Less     1 to 6 Months       Total   % of Total
                                     --------      ---------------     -------------     --------- ----------
                                                              (In millions)
Cash collateral liability by loaned
  security type
U.S. Treasury and agency............ $  7,346             $  7,401          $  3,912     $  18,659      86.2%
U.S. corporate......................      109                  148                --           257       1.2
Agency RMBS.........................       --                  387             2,015         2,402      11.1
Foreign corporate...................      152                   89                --           241       1.1
Foreign government..................       22                   54                --            76       0.4
                                     --------             --------          --------     ---------    ------
 Total.............................. $  7,629             $  8,079          $  5,927     $  21,635     100.0%
                                     ========             ========          ========     =========    ======

--------

(1)The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

  If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2015 was $6.1 billion, over 99% of which were U.S. Treasury and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

  The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including U.S. Treasury and agency, agency RMBS, ABS, U.S. and foreign corporate securities) with 66% invested in U.S. Treasury and agency securities, agency RMBS, cash equivalents, short-term investments or held in cash. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value at:

                                                                  December 31,
                                                             -----------------------
                                                                2015        2014
                                                             ----------- -----------
                                                                  (In millions)
Invested assets on deposit (regulatory deposits)............ $     1,245 $     1,421
Invested assets pledged as collateral (1)...................      19,011      20,712
                                                             ----------- -----------
 Total invested assets on deposit and pledged as collateral. $    20,256 $    22,133
                                                             =========== ===========

--------

(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), and derivative transactions (see Note 9).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  See "-- Securities Lending" for information regarding securities on loan and
Note 7 for information regarding investments designated to the closed block.

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI fixed maturity securities were as follows at:

                                                         December 31,
                                                     ---------------------
                                                        2015       2014
                                                     ---------- ----------
                                                         (In millions)
     Outstanding principal and interest balance (1). $    5,139 $    4,614
     Carrying value (2)............................. $    3,937 $    3,651

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                       Years Ended December 31,
                                                       ------------------------
                                                           2015         2014
                                                       -----------   ----------
                                                            (In millions)
 Contractually required payments (including interest). $     1,401    $     820
 Cash flows expected to be collected (1).............. $     1,222    $     644
 Fair value of investments acquired................... $       905    $     433

--------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                      Years Ended December 31,
                                                      ------------------------
                                                          2015         2014
                                                      -----------  -----------
                                                            (In millions)
 Accretable yield, January 1,........................ $     1,883  $     2,431
 Investments purchased...............................         317          211
 Accretion recognized in earnings....................        (276)        (217)
 Disposals...........................................         (48)         (47)
 Reclassification (to) from nonaccretable difference.         (92)        (495)
                                                      -----------  -----------
 Accretable yield, December 31,...................... $     1,784  $     1,883
                                                      ===========  ===========

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $10.2 billion at December 31, 2015. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $3.4 billion at December 31, 2015. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for only one of the three most recent annual periods: 2013. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2015, 2014 and 2013. Aggregate total assets of these entities totaled $397.9 billion and $351.0 billion at December 31, 2015 and 2014, respectively. Aggregate total liabilities of these entities totaled $64.1 billion and $32.1 billion at December 31, 2015 and 2014, respectively. Aggregate net income (loss) of these entities totaled $23.4 billion, $33.7 billion and $25.0 billion for the years ended December 31, 2015, 2014 and 2013, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Variable Interest Entities

  The Company has invested in certain structured transactions (including consolidated securitization entities ("CSEs")) that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Consolidated VIEs

   Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

   The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2015 and 2014.

                                                   December 31,
                                    ---------------------------------------
                                           2015                2014
                                    ------------------- -------------------
                                      Total     Total     Total     Total
                                     Assets  Liabilities Assets  Liabilities
                                    ------- ----------- ------- -----------
                                                 (In millions)
     Fixed maturity securities (1). $   104 $        50 $   163 $        78
     Other investments (2).........      89          13     121          30
                                    ------- ----------- ------- -----------
      Total........................ $   193 $        63 $   284 $       108
                                    ======= =========== ======= ===========

--------

(1)The Company consolidates certain fixed maturity securities purchased in an investment structure which was partially funded with affiliated long-term debt. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $2 million for each of the years ended December 31, 2015, 2014 and 2013.

(2)Other investments is comprised of other invested assets, other limited partnership interests, CSEs reported within FVO securities and real estate joint ventures. The Company consolidates CSEs which are entities that

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

   are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in these entities of less than $1 million at estimated fair value at both December 31, 2015 and 2014. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was less than $1 million, $1 million and $3 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  Effective March 31, 2014, as a result of a quarterly reassessment in the first quarter of 2014, the Company deconsolidated an open ended core real estate fund, based on the terms of a revised partnership agreement. At
December 31, 2013, the Company had consolidated this real estate fund. Assets of the real estate fund are a real estate investment trust which holds primarily traditional core income-producing real estate which has associated liabilities that are primarily non-recourse debt secured by certain real estate assets of the fund. As a result of the deconsolidation in 2014, supplemental disclosures of cash flow information on the consolidated statements of cash flows for the year ended December 31, 2014 includes reductions in redeemable noncontrolling interests, long-term debt and real estate and real estate joint ventures.

Unconsolidated VIEs

  The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                        December 31,
                                        ---------------------------------------------
                                                 2015                   2014
                                        ---------------------- ----------------------
                                                     Maximum                Maximum
                                         Carrying   Exposure    Carrying   Exposure
                                          Amount   to Loss (1)   Amount   to Loss (1)
                                        ---------- ----------- ---------- -----------
                                                        (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, CMBS and
   ABS) (2)............................ $   37,061 $   37,061  $   44,302 $   44,302
 U.S. and foreign corporate............      1,593      1,593       1,919      1,919
Other limited partnership interests....      2,874      3,672       3,722      4,833
Other invested assets..................      1,564      2,116       1,683      2,003
Real estate joint ventures.............         31         44          52         74
                                        ---------- ----------  ---------- ----------
 Total................................. $   43,123 $   44,486  $   51,678 $   53,131
                                        ========== ==========  ========== ==========

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)

   credits guaranteed by third parties of $179 million and $212 million at December 31, 2015 and 2014, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

  As described in Note 17, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2015, 2014 and 2013.

 Net Investment Income

    The components of net investment income were as follows:

                                                                      Years Ended December 31,
                                                                ------------------------------------
                                                                   2015         2014         2013
                                                                ----------  ------------- ----------
                                                                            (In millions)
Investment income:
 Fixed maturity securities..................................... $    7,930   $    8,260   $    8,279
 Equity securities.............................................         91           86           78
 Trading and FVO securities -- Actively traded and FVO general
   account securities (1)......................................        (15)          23           43
 Mortgage loans................................................      2,514        2,378        2,405
 Policy loans..................................................        435          448          440
 Real estate and real estate joint ventures....................        743          725          699
 Other limited partnership interests...........................        519          721          633
 Cash, cash equivalents and short-term investments.............         25           26           32
 Operating joint venture.......................................          9            2           (4)
 Other.........................................................        202           61           21
                                                                ----------   ----------   ----------
   Subtotal....................................................     12,453       12,730       12,626
 Less: Investment expenses.....................................        876          838          844
                                                                ----------   ----------   ----------
   Subtotal, net...............................................     11,577       11,892       11,782
                                                                ----------   ----------   ----------
FVO CSEs -- interest income:
 Securities....................................................         --            1            3
                                                                ----------   ----------   ----------
   Subtotal....................................................         --            1            3
                                                                ----------   ----------   ----------
     Net investment income..................................... $   11,577   $   11,893   $   11,785
                                                                ==========   ==========   ==========

--------

(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were ($18) million, ($14) million and $4 million for the years ended December 31, 2015, 2014 and 2013, respectively.

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  The Company has a trading securities portfolio, principally invested in fixed maturity securities, to support investment strategies that involve the active and frequent purchase and sale of actively traded securities and the execution of short sale agreements. FVO securities include certain fixed maturity and equity securities held-for-investment by the general account to support asset/liability management strategies for certain insurance products and securities held by CSEs.

Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

   The components of net investment gains (losses) were as follows:

                                                                                    Years Ended December 31,
                                                                                  ----------------------------
                                                                                    2015       2014      2013
                                                                                  --------   -------   -------
                                                                                         (In millions)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
     Consumer.................................................................... $    (21)  $    (6)  $   (12)
     Utility.....................................................................      (15)       --       (48)
     Finance.....................................................................       --        --        (4)
     Communications..............................................................       --        --        (2)
                                                                                  --------   -------   -------
          Total U.S. and foreign corporate securities............................      (36)       (6)      (66)
   RMBS..........................................................................      (17)      (20)      (62)
   State and political subdivision...............................................       (1)       --        --
                                                                                  --------   -------   -------
          OTTI losses on fixed maturity securities recognized in earnings........      (54)      (26)     (128)
 Fixed maturity securities -- net gains (losses) on sales and disposals..........     (114)      (99)      177
                                                                                  --------   -------   -------
       Total gains (losses) on fixed maturity securities.........................     (168)     (125)       49
                                                                                  --------   -------   -------
Total gains (losses) on equity securities:
 Total OTTI losses recognized -- by sector:
   Common stock..................................................................      (37)       (5)       (2)
   Non-redeemable preferred stock................................................       --       (16)      (17)
                                                                                  --------   -------   -------
          OTTI losses on equity securities recognized in earnings................      (37)      (21)      (19)
 Equity securities -- net gains (losses) on sales and disposals..................       --        42         6
                                                                                  --------   -------   -------
       Total gains (losses) on equity securities.................................      (37)       21       (13)
                                                                                  --------   -------   -------
Trading and FVO securities -- FVO general account securities.....................       --         1        11
Mortgage loans...................................................................      (90)      (36)       31
Real estate and real estate joint ventures.......................................      430       252       (15)
Other limited partnership interests..............................................      (66)      (69)      (41)
Other............................................................................      (18)     (108)        5
                                                                                  --------   -------   -------
       Subtotal..................................................................       51       (64)       27
                                                                                  --------   -------   -------
FVO CSEs:
 Securities......................................................................       --        --         2
 Long-term debt -- related to securities.........................................       --        (1)       (2)
Non-investment portfolio gains (losses)..........................................      208       208        21
                                                                                  --------   -------   -------
       Subtotal..................................................................      208       207        21
                                                                                  --------   -------   -------
          Total net investment gains (losses).................................... $    259   $   143   $    48
                                                                                  ========   =======   =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

    Gains (losses) from foreign currency transactions included within net investment gains (losses) were $125 million, $132 million and less than $1 million for the years ended December 31, 2015, 2014 and 2013, respectively.

 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

   Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below.

                                                   Years Ended December 31,
                                -------------------------------------------------------------
                                   2015        2014        2013       2015     2014     2013
                                ----------  ----------  ----------  -------  -------  -------
                                     Fixed Maturity Securities          Equity Securities
                                ----------------------------------  -------------------------
                                                        (In millions)
Proceeds....................... $   60,957  $   44,906  $   45,538  $   105  $   128  $   144
                                ==========  ==========  ==========  =======  =======  =======
Gross investment gains......... $      584  $      260  $      556  $    28  $    46  $    25
Gross investment losses........       (698)       (359)       (379)     (28)      (4)     (19)
OTTI losses....................        (54)        (26)       (128)     (37)     (21)     (19)
                                ----------  ----------  ----------  -------  -------  -------
 Net investment gains (losses). $     (168) $     (125) $       49  $   (37) $    21  $   (13)
                                ==========  ==========  ==========  =======  =======  =======

 Credit Loss Rollforward

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                 Years Ended December 31,
                                                                                 ------------------------
                                                                                     2015         2014
                                                                                 -----------  -----------
                                                                                       (In millions)
Balance at January 1,........................................................... $       263  $       277
Additions:
 Initial impairments -- credit loss OTTI on securities not previously impaired..          14            1
 Additional impairments -- credit loss OTTI on securities previously
   impaired.....................................................................          15           15
Reductions:
 Sales (maturities, pay downs or prepayments) of securities previously impaired
   as credit loss OTTI..........................................................        (102)         (30)
 Increase in cash flows -- accretion of previous credit loss OTTI...............          (2)          --
                                                                                 -----------  -----------
Balance at December 31,......................................................... $       188  $       263
                                                                                 ===========  ===========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


 Related Party Investment Transactions

   The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                     Years Ended December 31,
                                                                     -------------------------
                                                                       2015     2014    2013
                                                                     --------- ------- -------
                                                                           (In millions)
Estimated fair value of invested assets transferred to affiliates... $   1,003 $    97 $   781
Amortized cost of invested assets transferred to affiliates......... $     941 $    89 $   688
Net investment gains (losses) recognized on transfers............... $      62 $     8 $    93
Estimated fair value of invested assets transferred from affiliates. $     237 $   882 $   882

   In 2013, prior to the Mergers, the Company transferred invested assets to and from MICC of $751 million and $739 million, respectively, related to the establishment of a custodial account to secure certain policyholder liabilities, which is included in the table above. See Note 6 for additional information on the Mergers.

   In July 2014, prior to the Mergers, the Company purchased from certain affiliates MetLife, Inc. affiliated loans with an unpaid principal balance of $400 million and estimated fair value of $437 million, which are included in the table above. The unpaid principal balance of MetLife, Inc. affiliated loans held by the Company totals $1.9 billion, bear interest at the following fixed rates, payable semiannually, and are due as follows: $250 million at 7.44% due on September 30, 2016, $500 million at 3.54% due on June 30, 2019, $250 million at 3.57% due on October 1, 2019, $445 million at 5.64% due on July 15, 2021 and $480 million at 5.86% due on December 16, 2021. The carrying value of these MetLife, Inc. affiliated loans totaled $2.0 billion at both December 31, 2015 and 2014 which are included in other invested assets. Net investment income from these affiliated loans was $95 million, $92 million and $90 million for the years ended December 31, 2015, 2014 and 2013, respectively.

   As a structured settlements assignment company, the Company purchases annuities from affiliates to fund the periodic structured settlement claim payment obligations it assumes. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate annuity contract values recorded, for which the Company has also recorded an unpaid claim obligation of equal amounts, were $1.3 billion at December 31, 2015. The related net investment income and corresponding policyholder benefits and claims recognized were $63 million for the year ended December 31, 2015.

   The Company had a surplus note outstanding from American Life Insurance Company, an affiliate, which was included in other invested assets, totaling $100 million at both December 31, 2015 and 2014. The loan, which bears interest at a fixed rate of 3.17%, payable semiannually, is due on June 30, 2020. Net investment income from this surplus note was $3 million and less than $1 million for the years ended December 31, 2015 and 2014, respectively.

   The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $157 million, $179 million and $172 million for the years ended December 31, 2015, 2014 and 2013, respectively. The Company also earned additional affiliated net investment income of $4 million for each of the years ended December 31, 2015, 2014 and 2013.

   See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for discussion of mortgage loan participation agreements with affiliates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.

  The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)

offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow hedging relationships.

  To a lesser extent, the Company uses exchange-traded interest rate futures in nonqualifying hedging relationships.

Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, involuntary restructuring or governmental intervention. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  The Company also enters into certain purchased and written credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

  The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

Equity Derivatives

  The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and total rate of return swaps ("TRRs").

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

  Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.

  In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.

  TRRs are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the LIBOR, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in nonqualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

  -----------------------------------------------------------------------------
                                                                                      December 31,
                                                             ---------------------------------------------------------------
                                                                          2015                            2014
                                                             ------------------------------- -------------------------------
                                                                        Estimated Fair Value            Estimated Fair Value
                                                                        --------------------            --------------------
                                                               Gross                           Gross
                                                              Notional                        Notional
                           Primary Underlying Risk Exposure    Amount    Assets  Liabilities   Amount    Assets  Liabilities
                           --------------------------------  ---------- -------- ----------- ---------- -------- -----------
                                                                                      (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
  Interest rate swaps..... Interest rate.................... $    5,089 $  2,177    $     11 $    5,632 $  2,031    $     18
  Foreign currency swaps.. Foreign currency exchange rate...      2,133       61         159      2,709       65         101
                                                             ---------- --------    -------- ---------- --------    --------
   Subtotal...............                                        7,222    2,238         170      8,341    2,096         119
                                                             ---------- --------    -------- ---------- --------    --------
Cash flow hedges:
  Interest rate swaps..... Interest rate....................      1,960      426          --      2,191      447          --
  Interest rate forwards.. Interest rate....................         70       15          --         70       18          --
  Foreign currency swaps.. Foreign currency exchange rate...     18,743    1,132       1,376     14,895      501         614
                                                             ---------- --------    -------- ---------- --------    --------
   Subtotal...............                                       20,773    1,573       1,376     17,156      966         614
                                                             ---------- --------    -------- ---------- --------    --------
    Total qualifying hedges.............................         27,995    3,811       1,546     25,497    3,062         733
                                                             ---------- --------    -------- ---------- --------    --------
Derivatives Not Designated or Not Qualifying as Hedging
 Instruments
Interest rate swaps....... Interest rate....................     51,489    2,613       1,197     56,394    2,213       1,072
Interest rate floors...... Interest rate....................     13,701      252          10     36,141      319         108
Interest rate caps........ Interest rate....................     55,136       67           2     41,227      134           1
Interest rate futures..... Interest rate....................      2,023       --           2         70       --          --
Interest rate options..... Interest rate....................      2,295      227           4      6,399      379          15
Synthetic GICs............ Interest rate....................      4,216       --          --      4,298       --          --
Foreign currency swaps.... Foreign currency exchange rate...      8,095      600          94      8,774      359         176
Foreign currency forwards. Foreign currency exchange rate...      3,014       83          36      3,985       92          80
Credit default swaps --
 purchased................ Credit...........................        819       28           8        857        8          11
Credit default swaps --
 written.................. Credit...........................      6,577       51          11      7,419      130           5
Equity futures............ Equity market....................      1,452       15          --        954       10          --
Equity index options...... Equity market....................      7,364      326         349      7,698      328         352
Equity variance swaps..... Equity market....................      5,676       62         160      5,678       60         146
TRRs...................... Equity market....................        952       11           9        911       10          33
                                                             ---------- --------    -------- ---------- --------    --------
    Total non-designated or nonqualifying derivatives...        162,809    4,335       1,882    180,805    4,042       1,999
                                                             ---------- --------    -------- ---------- --------    --------
      Total...........................................       $  190,804 $  8,146    $  3,428 $  206,302 $  7,104    $  2,732
                                                             ========== ========    ======== ========== ========    ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2015 and 2014. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                       Years Ended December 31,
                                                   -------------------------------
                                                     2015       2014        2013
                                                   --------- ----------  ---------
                                                            (In millions)
Freestanding derivatives and hedging gains
  (losses) (1).................................... $     463 $    1,207  $  (1,205)
Embedded derivatives gains (losses)...............       418       (170)       135
                                                   --------- ----------  ---------
  Total net derivative gains (losses)............. $     881 $    1,037  $  (1,070)
                                                   ========= ==========  =========

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and nonqualifying hedging relationships, which are not presented elsewhere in this note.

  The following table presents earned income on derivatives:

                                                     Years Ended December 31,
                                                   ----------------------------
                                                     2015      2014      2013
                                                   --------  --------  --------
                                                           (In millions)
Qualifying hedges:
  Net investment income........................... $    227  $    162  $    129
  Interest credited to policyholder account
   balances.......................................       28       106       148
Nonqualifying hedges:
  Net investment income...........................       (5)       (4)       (6)
  Net derivative gains (losses)...................      518       484       450
  Policyholder benefits and claims................        2         8        --
                                                   --------  --------  --------
   Total.......................................... $    770  $    756  $    721
                                                   ========  ========  ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Nonqualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                            Net          Net     Policyholder
                                         Derivative   Investment Benefits and
                                       Gains (Losses) Income (1)  Claims (2)
                                       -------------- ---------- ------------
                                                   (In millions)
   Year Ended December 31, 2015
   Interest rate derivatives..........  $      (243)   $     --    $       --
   Foreign currency exchange rate
     derivatives......................          678          --            --
   Credit derivatives -- purchased....           17          (3)           --
   Credit derivatives -- written......          (57)         --            --
   Equity derivatives.................         (152)        (11)           --
                                        -----------    --------    ----------
     Total............................  $       243    $    (14)   $       --
                                        ===========    ========    ==========
   Year Ended December 31, 2014
   Interest rate derivatives..........  $       314    $     --    $       --
   Foreign currency exchange rate
     derivatives......................          554          --            --
   Credit derivatives -- purchased....           (2)         --            --
   Credit derivatives -- written......           (1)         --            --
   Equity derivatives.................           11         (10)          (10)
                                        -----------    --------    ----------
     Total............................  $       876    $    (10)   $      (10)
                                        ===========    ========    ==========
   Year Ended December 31, 2013
   Interest rate derivatives..........  $    (1,753)   $     --    $       --
   Foreign currency exchange rate
     derivatives......................          (69)         --            --
   Credit derivatives -- purchased....           (6)        (14)           --
   Credit derivatives -- written......          100           1            --
   Equity derivatives.................           --         (22)           --
                                        -----------    --------    ----------
     Total............................  $    (1,728)   $    (35)   $       --
                                        ===========    ========    ==========

--------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures and derivatives held in relation to trading portfolios.

(2)Changes in estimated fair value related to economic hedges of variable annuity guarantees included in future policy benefits.

Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                               Net Derivative   Net Derivative  Ineffectiveness
                                                               Gains (Losses)   Gains (Losses)   Recognized in
Derivatives in Fair Value      Hedged Items in Fair Value        Recognized     Recognized for  Net Derivative
Hedging Relationships            Hedging Relationships         for Derivatives   Hedged Items   Gains (Losses)
-------------------------  ----------------------------------- ---------------  --------------  ---------------
                                                                                 (In millions)
Year Ended December 31, 2015
Interest rate swaps:       Fixed maturity securities..........     $         4      $       --      $         4
                           Policyholder liabilities (1).......              (4)             (6)             (10)
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities. .....................              14              (5)               9
                           Foreign-denominated policyholder
                             account balances (2).. ..........            (240)            231               (9)
                                                                   -----------      ----------      -----------
  Total.....................................................       $      (226)     $      220      $        (6)
                                                                   ===========      ==========      ===========
Year Ended December 31, 2014
Interest rate swaps:       Fixed maturity securities..........     $         4      $       (1)     $         3
                           Policyholder liabilities (1).......             649            (635)              14
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.... ..................              13             (11)               2
                           Foreign-denominated policyholder
                             account balances (2).. ..........            (283)            270             (13)
                                                                   -----------      ----------      -----------
  Total.....................................................       $       383      $     (377)     $         6
                                                                   ===========      ==========      ===========
Year Ended December 31, 2013
Interest rate swaps:       Fixed maturity securities..........     $        34      $      (33)     $         1
                           Policyholder liabilities (1).......            (800)            807                7
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................              13             (12)               1
                           Foreign-denominated policyholder
                             account balances (2).............             (98)            112               14
                                                                   -----------      ----------      -----------
  Total.....................................................       $      (851)     $      874      $        23
                                                                   ===========      ==========      ===========

--------

(1)Fixed rate liabilities reported in policyholder account balances or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments; and (v) interest rate forwards to hedge forecasted fixed-rate borrowings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into net derivative gains (losses). These amounts were $14 million and ($14) million for the years ended December 31, 2015 and 2014, respectively, and were not significant for the year ended December 31, 2013.

  At December 31, 2015 and 2014, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed five years and six years, respectively.

  At December 31, 2015 and 2014, the balance in AOCI associated with cash flow hedges was $2.2 billion and $1.6 billion, respectively.

  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                                    Amount and Location       Amount and Location
                            Amount of Gains          of Gains (Losses)         of Gains (Losses)
Derivatives in Cash Flow  (Losses) Deferred in       Reclassified from       Recognized in Income
Hedging Relationships     AOCI on Derivatives     AOCI into Income (Loss)    (Loss) on Derivatives
------------------------  -------------------- ----------------------------  ---------------------
                          (Effective Portion)       (Effective Portion)      (Ineffective Portion)
-                         -------------------- ----------------------------  ---------------------
                                               Net Derivative Net Investment    Net Derivative
                                               Gains (Losses)     Income        Gains (Losses)
                                               -------------- -------------- ---------------------
                                                       (In millions)
Year Ended December 31, 2015
Interest rate swaps......      $       76        $       83   $          11   $                 2
Interest rate forwards...              (3)                4               2                    --
Foreign currency swaps...             (92)             (679)             (1)                    7
Credit forwards..........              --                 1               1                    --
                               ----------        ----------   -------------   -------------------
  Total..................      $      (19)       $     (591)  $          13   $                 9
                               ==========        ==========   =============   ===================
Year Ended December 31, 2014
Interest rate swaps......      $      587        $       41   $           9   $                 3
Interest rate forwards...              34                (8)              2                    --
Foreign currency swaps...             (15)             (725)             (2)                    2
Credit forwards..........              --                --               1                    --
                               ----------        ----------   -------------   -------------------
  Total..................      $      606        $     (692)  $          10   $                 5
                               ==========        ==========   =============   ===================
Year Ended December 31, 2013
Interest rate swaps......      $     (511)       $       20   $           8   $                (3)
Interest rate forwards...             (43)                1               2                    --
Foreign currency swaps...            (120)              (15)             (3)                    2
Credit forwards..........              (3)               --               1                    --
                               ----------        ----------   -------------   -------------------
  Total..................      $     (677)       $        6   $           8   $                (1)
                               ==========        ==========   =============   ===================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2015, $93 million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)

Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $6.6 billion and $7.4 billion at December 31, 2015 and 2014, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31, 2015 and 2014, the Company would have received $40 million and $125 million, respectively, to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         December 31,
                                         -----------------------------------------------------------------------------
                                                          2015                                   2014
                                         -------------------------------------- --------------------------------------
                                                       Maximum                                Maximum
                                         Estimated      Amount                  Estimated      Amount
                                         Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                         of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced   Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                     Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                               (In millions)                          (In millions)
   Aaa/Aa/A
   Single name credit default swaps
     (corporate)........................  $     2    $        245      2.5       $      5   $        415      2.2
   Credit default swaps referencing
     indices............................        5           1,366      3.3             10          1,566      2.7
                                         ---------- --------------              ---------- --------------
    Subtotal............................        7           1,611      3.2             15          1,981      2.6
                                         ---------- --------------              ---------- --------------
   Baa
   Single name credit default swaps
     (corporate)........................        5             752      2.6             15          1,002      2.8
   Credit default swaps referencing
     indices............................       21           3,452      4.8             59          3,687      4.5
                                         ---------- --------------              ---------- --------------
    Subtotal............................       26           4,204      4.4             74          4,689      4.1
                                         ---------- --------------              ---------- --------------
   Ba
   Single name credit default swaps
     (corporate)........................       (2)             60      2.2             --             60      3.0
   Credit default swaps referencing
     indices............................       (1)            100      1.0             (1)           100      2.0
                                         ---------- --------------              ---------- --------------
    Subtotal............................       (3)            160      1.4             (1)           160      2.4
                                         ---------- --------------              ---------- --------------
   B
   Single name credit default swaps
     (corporate)........................       --              --       --             --             --       --
   Credit default swaps referencing
     indices............................       10             602      4.9             37            589      4.9
                                         ---------- --------------              ---------- --------------
    Subtotal............................       10             602      4.9             37            589      4.9
                                         ---------- --------------              ---------- --------------
      Total.............................  $    40    $      6,577      4.1       $    125   $      7,419      3.8
                                         ========== ==============              ========== ==============

--------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

  The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $6.6 billion and $7.4 billion from the table above were $70 million and $60 million at December 31, 2015 and 2014, respectively.

  Written credit default swaps held in relation to the trading portfolio amounted to $20 million and $15 million in gross notional amount and ($2) million and $1 million in estimated fair value at December 31, 2015 and 2014, respectively.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                              December 31,
                                                                              --------------------------------------------
                                                                                       2015                   2014
                                                                              ---------------------  ---------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement    Assets   Liabilities   Assets   Liabilities
----------------------------------------------------------------------------  ---------  ----------- ---------  -----------
                                                                                              (In millions)
     Gross estimated fair value of derivatives:
      OTC-bilateral (1)...................................................... $   7,368   $   2,667  $   6,497   $   2,092
      OTC-cleared (1)........................................................       909         783        740         682
      Exchange-traded........................................................        15           2         10          --
                                                                              ---------   ---------  ---------   ---------
        Total gross estimated fair value of derivatives (1)..................     8,292       3,452      7,247       2,774
     Amounts offset on the consolidated balance sheets.......................        --          --         --          --
                                                                              ---------   ---------  ---------   ---------
     Estimated fair value of derivatives presented on the consolidated
       balance sheets (1)....................................................     8,292       3,452      7,247       2,774
     Gross amounts not offset on the consolidated balance sheets:
     Gross estimated fair value of derivatives: (2)
      OTC-bilateral..........................................................    (2,117)     (2,117)    (1,742)     (1,742)
      OTC-cleared............................................................      (776)       (776)      (638)       (638)
      Exchange-traded........................................................        --          --         --          --
     Cash collateral: (3), (4)
      OTC-bilateral..........................................................    (3,705)         (3)    (2,470)         (2)
      OTC-cleared............................................................      (119)         --        (97)        (40)
      Exchange-traded........................................................        --          --         --          --
     Securities collateral: (5)
      OTC-bilateral..........................................................    (1,345)       (541)    (2,161)       (333)
      OTC-cleared............................................................        --          --         --          (3)
      Exchange-traded........................................................        --          --         --          --
                                                                              ---------   ---------  ---------   ---------
     Net amount after application of master netting agreements and
       collateral............................................................ $     230   $      15  $     139   $      16
                                                                              =========   =========  =========   =========

--------

(1)At December 31, 2015 and 2014, derivative assets included income or expense accruals reported in accrued investment income or in other liabilities of $146 million and $143 million, respectively, and derivative liabilities included income or expense accruals reported in accrued investment income or in other liabilities of $24 million and $42 million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet. In certain instances, cash collateral pledged to the Company as initial margin for OTC-bilateral derivatives is held in separate custodial accounts and is not recorded on the Company's balance sheet because the account

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)

   title is in the name of the counterparty (but segregated for the benefit of the Company). The amount of this off-balance sheet collateral was $0 and $138 million at December 31, 2015 and 2014, respectively.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2015 and 2014, the Company received excess cash collateral of $17 million and $0, respectively, and provided excess cash collateral of $58 million and $31 million, respectively, which is not included in the table above due to the foregoing limitation.

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2015 none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2015 and 2014, the Company received excess securities collateral with an estimated fair value of $71 million and $243 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2015 and 2014, the Company provided excess securities collateral with an estimated fair value of $81 million and $57 million, respectively, for its OTC-bilateral derivatives, and $239 million and $155 million, respectively, for its OTC-cleared derivatives, and $15 million and $17 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the estimated fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of Metropolitan Life Insurance Company, or its subsidiaries, as applicable, and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company, or its subsidiaries, as applicable, and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that Metropolitan Life Insurance Company, or its subsidiaries, as applicable, would be required to provide if there was a one-notch downgrade in such companies' financial strength rating at the reporting date or if such companies' financial strength rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                                                        December 31,
                                              -----------------------------------------------------------------
                                                            2015                             2014
                                              -------------------------------- --------------------------------
                                              Derivatives Derivatives          Derivatives Derivatives
                                              Subject to  Not Subject          Subject to  Not Subject
                                               Financial  to Financial          Financial  to Financial
                                               Strength-   Strength-            Strength-   Strength-
                                              Contingent   Contingent          Contingent   Contingent
                                              Provisions   Provisions   Total  Provisions   Provisions   Total
                                              ----------- ------------ ------- ----------- ------------ -------
                                                                        (In millions)
Estimated fair value of derivatives in a net
  liability position (1).....................  $      547   $        3 $   550  $      334    $       4 $   338
Estimated Fair Value of Collateral Provided
 Fixed maturity securities...................  $      622   $       -- $   622  $      390    $      -- $   390
 Cash........................................  $       --   $        4 $     4  $       --    $       2 $     2
Fair Value of Incremental Collateral
  Provided Upon
 One-notch downgrade in financial strength
   rating....................................  $       --   $       -- $    --  $       --    $      -- $    --
 Downgrade in financial strength rating to a
   level that triggers full overnight
   collateralization or termination of the
   derivative position.......................  $       --   $       -- $    --  $       --    $      -- $    --

--------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; affiliated assumed reinsurance of guaranteed minimum benefits related to GMWBs, GMABs, and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and certain debt and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                         December 31,
                                                                      -----------------
                                            Balance Sheet Location      2015      2014
                                           -------------------------- --------  -------
                                                                        (In millions)
Net embedded derivatives within asset
  host contracts:
  Ceded guaranteed minimum benefits....... Premiums, reinsurance and
                                             other receivables....... $    712  $   657
  Options embedded in debt or equity
   securities............................. Investments...............     (142)    (150)
                                                                      --------  -------
   Net embedded derivatives within asset host contracts...........    $    570  $   507
                                                                      ========  =======
Net embedded derivatives within liability
  host contracts:
  Direct guaranteed minimum benefits...... Policyholder account
                                             balances................ $   (284) $  (548)
  Assumed guaranteed minimum benefits..... Policyholder account
                                             balances................      126       72
  Funds withheld on ceded reinsurance..... Other liabilities.........      687    1,200
  Other................................... Policyholder account
                                             balances................       (3)       7
                                                                      --------  -------
   Net embedded derivatives within liability host contracts.......    $    526  $   731
                                                                      ========  =======

    The following table presents changes in estimated fair value related to embedded derivatives:

                                                    Years Ended December 31,
                                              ------------------------------------
                                                  2015        2014        2013
                                              ------------ ----------- -----------
                                                         (In millions)
Net derivative gains (losses) (1), (2)....... $        418 $     (170) $       135

--------

(1)The valuation of direct and assumed guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $29 million, $14 million and ($42) million for the years ended December 31, 2015, 2014 and 2013, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($4) million, ($9) million and $125 million for the years ended December 31, 2015, 2014 and 2013, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses).

Related Party Freestanding Derivative Transactions

  In November 2014, as part of the settlement of related party reinsurance transactions, the Company acquired derivatives from an affiliate. The estimated fair value of freestanding derivative assets and liabilities acquired were $740 million and $754 million, respectively. See Note 6 for additional information regarding related party reinsurance transactions in connection with the Mergers.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below.

                                                                   December 31, 2015
                                                   -------------------------------------------------
                                                         Fair Value Hierarchy
                                                   ---------------------------------
                                                                                             Total Estimated
                                                    Level 1        Level 2       Level 3       Fair Value
                                                   ----------    -----------    ----------   ---------------
                                                                        (In millions)
Assets
Fixed maturity securities:
 U.S. corporate................................... $       --    $    56,848    $    4,709       $    61,557
 U.S. Treasury and agency.........................     23,015         16,678            --            39,693
 Foreign corporate................................         --         23,222         3,573            26,795
 RMBS.............................................         --         20,585         3,330            23,915
 State and political subdivision..................         --          6,941            33             6,974
 CMBS.............................................         --          6,361           218             6,579
 ABS..............................................         --          5,699           868             6,567
 Foreign government...............................         --          3,331           275             3,606
                                                   ----------    -----------    ----------       -----------
   Total fixed maturity securities................     23,015        139,665        13,006           175,686
                                                   ----------    -----------    ----------       -----------
Equity securities.................................        424          1,197           328             1,949
Trading and FVO securities:
 Actively traded securities.......................         --            400             4               404
 FVO general account securities...................         --             --            15                15
 FVO securities held by CSEs......................         --              2            10                12
                                                   ----------    -----------    ----------       -----------
   Total trading and FVO securities...............         --            402            29               431
                                                   ----------    -----------    ----------       -----------
Short-term investments............................      1,513          3,882           200             5,595
Residential mortgage loans -- FVO.................         --             --           314               314
Derivative assets: (1)
 Interest rate....................................         --          5,762            15             5,777
 Foreign currency exchange rate...................         --          1,876            --             1,876
 Credit...........................................         --             72             7                79
 Equity market....................................         15            282           117               414
                                                   ----------    -----------    ----------       -----------
   Total derivative assets........................         15          7,992           139             8,146
                                                   ----------    -----------    ----------       -----------
Net embedded derivatives within asset host
 contracts (2)....................................         --             --           712               712
Separate account assets (3).......................     23,498        110,921         1,520           135,939
                                                   ----------    -----------    ----------       -----------
     Total assets................................. $   48,465    $   264,059    $   16,248       $   328,772
                                                   ==========    ===========    ==========       ===========
Liabilities
Derivative liabilities: (1)
 Interest rate.................................... $        2    $     1,224    $       --       $     1,226
 Foreign currency exchange rate...................         --          1,665            --             1,665
 Credit...........................................         --             17             2                19
 Equity market....................................         --            358           160               518
                                                   ----------    -----------    ----------       -----------
   Total derivative liabilities...................          2          3,264           162             3,428
                                                   ----------    -----------    ----------       -----------
Net embedded derivatives within liability host
 contracts (2)....................................         --             --           526               526
Long-term debt....................................         --             50            36                86
Long-term debt of CSEs -- FVO.....................         --             --            11                11
Trading liabilities (4)...........................        103             50            --               153
                                                   ----------    -----------    ----------       -----------
     Total liabilities............................ $      105    $     3,364    $      735       $     4,204
                                                   ==========    ===========    ==========       ===========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                                            December 31, 2014
                                              ----------------------------------------------
                                                   Fair Value Hierarchy
                                              ------------------------------
                                                                             Total Estimated
                                               Level 1   Level 2    Level 3    Fair Value
                                              --------- ---------- --------- ---------------
                                                              (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................. $      -- $   60,420 $   4,937   $      65,357
  U.S. Treasury and agency...................    21,625     17,445        --          39,070
  Foreign corporate..........................        --     26,227     3,591          29,818
  RMBS.......................................        --     24,534     3,629          28,163
  State and political subdivision............        --      6,520        --           6,520
  CMBS.......................................        --      7,464       449           7,913
  ABS........................................        --      6,734     1,492           8,226
  Foreign government.........................        --      3,642       202           3,844
                                              --------- ---------- ---------   -------------
   Total fixed maturity securities...........    21,625    152,986    14,300         188,911
                                              --------- ---------- ---------   -------------
Equity securities............................       584      1,266       215           2,065
Trading and FVO securities:
  Actively traded securities.................        22        627         5             654
  FVO general account securities.............        --         22        14              36
  FVO securities held by CSEs................        --          3        12              15
                                              --------- ---------- ---------   -------------
   Total trading and FVO securities..........        22        652        31             705
                                              --------- ---------- ---------   -------------
Short-term investments (5)...................       860      3,091       230           4,181
Residential mortgage loans -- FVO............        --         --       308             308
Derivative assets: (1)
  Interest rate..............................        --      5,524        17           5,541
  Foreign currency exchange rate.............        --      1,010         7           1,017
  Credit.....................................        --        125        13             138
  Equity market..............................        10        279       119             408
                                              --------- ---------- ---------   -------------
   Total derivative assets...................        10      6,938       156           7,104
                                              --------- ---------- ---------   -------------
Net embedded derivatives within asset host
  contracts (2)..............................        --         --       657             657
Separate account assets (3)..................    26,119    111,601     1,615         139,335
                                              --------- ---------- ---------   -------------
     Total assets............................ $  49,220 $  276,534 $  17,512   $     343,266
                                              ========= ========== =========   =============
Liabilities
Derivative liabilities: (1)
  Interest rate.............................. $      -- $    1,214 $      --   $       1,214
  Foreign currency exchange rate.............        --        971        --             971
  Credit.....................................        --         15         1              16
  Equity market..............................        --        382       149             531
                                              --------- ---------- ---------   -------------
   Total derivative liabilities..............        --      2,582       150           2,732
                                              --------- ---------- ---------   -------------
Net embedded derivatives within liability
  host contracts (2).........................        --          7       724             731
Long-term debt...............................        --         82        35             117
Long-term debt of CSEs -- FVO................        --         --        13              13
Trading liabilities (4)......................       215         24        --             239
                                              --------- ---------- ---------   -------------
     Total liabilities....................... $     215 $    2,695 $     922   $       3,832
                                              ========= ========== =========   =============

--------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(2)Net embedded derivatives within asset host contracts are presented primarily within premiums, reinsurance and other receivables on the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets. At December 31, 2015 and 2014, debt and equity securities also included embedded derivatives of ($142) million and ($150) million, respectively.

(3)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(4)Trading liabilities are presented within other liabilities on the consolidated balance sheets.

(5)Short-term investments as presented in the tables above differ from the amounts presented on the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third-party pricing providers and the controls and procedures to evaluate third-party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of the Board of Directors of each of MetLife, Inc. and Metropolitan Life Insurance Company regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)

  consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities and 5% of the total estimated fair value of Level 3 fixed maturity securities at December 31, 2015.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities, Short-term Investments, Long-term Debt, Long-term Debt of CSEs -- FVO and Trading Liabilities

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


    The estimated fair value of FVO securities held by CSEs, long-term debt, long-term debt of CSEs -- FVO and trading liabilities is determined on a basis consistent with the methodologies described herein for securities.

    The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

                                     Level 2                   Level 3
         Instrument             Observable Inputs        Unobservable Inputs
   -----------------------------------------------------------------------------
   Fixed Maturity Securities
   -----------------------------------------------------------------------------
     U.S. corporate and Foreign corporate securities
   -----------------------------------------------------------------------------
                             Valuation Techniques:     Valuation Techniques:
                              Principally the market   Principally the market
                              and income approaches.   approach.
                             Key Inputs:               Key Inputs:
                             . quoted prices in        . illiquidity premium
                                markets that are not
                                active
                             . benchmark yields;       . delta spread
                                spreads off benchmark     adjustments to
                                yields; new issuances;    reflect specific
                                issuer rating             credit-related issues
                             . trades of identical     . credit spreads
                                or comparable
                                securities; duration
                             . Privately-placed        . quoted prices in
                                securities are valued     markets that are not
                                using the additional      active for identical
                                key inputs:               or similar securities
                              . market yield curve;       that are less liquid
                                 call provisions          and based on lower
                              . observable prices         levels of trading
                                 and spreads for          activity than
                                 similar public or        securities classified
                                 private securities       in Level 2
                                 that incorporate the  . independent
                                 credit quality and       non-binding broker
                                 industry sector of       quotations
                                 the issuer
                              . delta spread
                                 adjustments to
                                 reflect specific
                                 credit-related issues
   -----------------------------------------------------------------------------
     U.S. Treasury and agency, State and political subdivision and Foreign government securities
   -----------------------------------------------------------------------------
                             Valuation Techniques:     Valuation Techniques:
                             Principally the market    Principally the market
                             approach.                 approach.
                             Key Inputs:               Key Inputs:
                             . quoted prices in        . independent
                                markets that are not      non-binding broker
                                active                    quotations
                             . benchmark U.S.          . quoted prices in
                                Treasury yield or         markets that are not
                                other yields              active for identical
                             . the spread off the         or similar securities
                                U.S. Treasury yield       that are less liquid
                                curve for the             and based on lower
                                identical security        levels of trading
                             . issuer ratings and         activity than
                                issuer spreads;           securities classified
                                broker-dealer quotes      in Level 2
                             . comparable securities
                                that are actively
                                traded
                                                       . credit spreads
   -----------------------------------------------------------------------------
     Structured securities comprised of RMBS, CMBS and ABS
   -----------------------------------------------------------------------------
                             Valuation Techniques:     Valuation Techniques:
                              Principally the market    Principally the market
                              and income approaches.    and income approaches.
                             Key Inputs:               Key Inputs:
                             . quoted prices in        . credit spreads
                                markets that are not
                                active
                             . spreads for actively    . quoted prices in
                                traded securities;        markets that are not
                                spreads off benchmark     active for identical
                                yields                    or similar securities
                             . expected prepayment        that are less liquid
                                speeds and volumes        and based on lower
                             . current and                levels of trading
                                forecasted loss           activity than
                                severity; ratings;        securities classified
                                geographic region         in Level 2
                             . weighted average        . independent
                                coupon and weighted       non-binding broker
                                average maturity          quotations
                             . average delinquency
                                rates; debt-service
                                coverage ratios
                             . issuance-specific
                                information,
                                including, but not
                                limited to:
                              . collateral type;
                                 structure of the
                                 security; vintage of
                                 the loans
                              . payment terms of the
                                 underlying assets
                              . payment priority
                                 within the tranche;
                                 deal performance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                    Level 2                    Level 3
       Instrument              Observable Inputs         Unobservable Inputs
--------------------------------------------------------------------------------
Equity Securities
--------------------------------------------------------------------------------
                           Valuation Techniques:      Valuation Techniques:
                            Principally the market     Principally the market
                            approach.                  and income approaches.
                           Key Input:                 Key Inputs:
                           . quoted prices in
                              markets that are not    . credit ratings;
                              considered active          issuance structures
                                                      . quoted prices in
                                                         markets that are not
                                                         active for identical or
                                                         similar securities that
                                                         are less liquid and
                                                         based on lower levels
                                                         of trading activity
                                                         than securities
                                                         classified in Level 2
                                                      . independent non-binding
                                                         broker quotations
--------------------------------------------------------------------------------
  Trading and FVO securities and Short-term investments
--------------------------------------------------------------------------------
                           . Trading and FVO          . Trading and FVO
                              securities and             securities and
                              short-term investments     short-term investments
                              are of a similar nature    are of a similar nature
                              and class to the fixed     and class to the fixed
                              maturity and equity        maturity and equity
                              securities described       securities described
                              above; accordingly, the    above; accordingly, the
                              valuation techniques and   valuation techniques
                              observable inputs used     and unobservable inputs
                              in their valuation are     used in their valuation
                              also similar to those      are also similar to
                              described above.           those described above.
--------------------------------------------------------------------------------
Mortgage Loans -- FVO
--------------------------------------------------------------------------------
  Residential mortgage loans -- FVO
--------------------------------------------------------------------------------
                           . N/A                      Valuation Techniques:
                                                       Principally the market
                                                       approach, including
                                                       matrix pricing or other
                                                       similar techniques.
                                                      Key Inputs: Inputs that
                                                       are unobservable or
                                                       cannot be derived
                                                       principally from, or
                                                       corroborated by,
                                                       observable market data
--------------------------------------------------------------------------------
Separate Account Assets (1)
--------------------------------------------------------------------------------
  Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
--------------------------------------------------------------------------------
                           Key Input:                 . N/A
                           . quoted prices or
                              reported NAV
                              provided by the
                              fund managers
--------------------------------------------------------------------------------
  Other limited partnership interests
--------------------------------------------------------------------------------
                           . N/A                      Valuation Techniques:
                                                       Valued giving
                                                       consideration to the
                                                       underlying holdings of
                                                       the partnerships and by
                                                       applying a premium or
                                                       discount, if appropriate.
                                                      Key Inputs:
                                                      . liquidity; bid/ask
                                                         spreads; performance
                                                         record of the fund
                                                         manager
                                                      . other relevant
                                                         variables that may
                                                         impact the exit value
                                                         of the particular
                                                         partnership interest
--------------------------------------------------------------------------------

--------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments, Other Investments, Long-term Debt of CSEs -- FVO and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives Valuation Techniques and Key Inputs."

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)

 valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives Valuation Techniques and Key Inputs

    Level 2

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

    Level 3

    These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)

    Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

             Instrument                            Interest Rate                    Foreign Currency
                                                                                     Exchange Rate
-----------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve                     .swap yield curve
 by instrument type                    . basis curves                         .basis curves
                                       . interest rate volatility (1)         .currency spot rates
                                                                              .cross currency basis curves
-----------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (2)                 .swap yield curve (2)
                                       . basis curves (2)                     .basis curves (2)
                                                                              .cross currency basis
                                                                              .curves (2)
                                                                              .currency correlation

             Instrument                            Interest Rate                        Credit

---------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve                     .swap yield curve
 by instrument type                    . basis curves                         .credit curves
                                       . interest rate volatility (1)         .recovery rates

---------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (2)                 .swap yield curve (2)
                                       . basis curves (2)                     .credit curves (2)
                                                                              .credit spreads
                                                                              .repurchase rates
                                                                              .  independent non-binding
                                                                               broker quotations

             Instrument                            Interest Rate                     Equity Market

----------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve                     . swap yield curve
 by instrument type                    . basis curves                         . spot equity index levels
                                       . interest rate volatility (1)         . dividend yield curves
                                                                              . equity volatility (1)
----------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (2)                 . dividend yield curves (2)
                                       . basis curves (2)                     . equity volatility (1), (2)
                                                                              .  correlation between model
                                                                               inputs (1)



--------

(1)Option-based only.

(2)Extrapolation beyond the observable limits of the curve(s).

  Embedded Derivatives

    Embedded derivatives principally include certain direct, assumed and ceded variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to funds withheld on ceded reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

    The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The Company's actuarial department calculates the fair value of these embedded derivatives, which are estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

    Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)

    The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

    Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

    The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables on the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

    The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments, Long-term Debt of CSEs -- FVO and Trading Liabilities." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

    The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within policyholder account balances with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct and assumed guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   Reinsurance ceded on certain guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct and assumed guaranteed minimum benefits" and also include counterparty credit spreads.

   Embedded derivatives within funds withheld related to certain ceded reinsurance

     These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    For assets and liabilities measured at estimated fair value and still held at December 31, 2015, transfers between Levels 1 and 2 were not significant. For assets and liabilities measured at estimated fair value and still held at December 31, 2014, there were no transfers between Levels 1 and 2.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                      December 31, 2015
                                                                                -----------------------------
                                                          Significant                                 Weighted
                               Valuation Techniques   Unobservable Inputs             Range          Average (1)
                               --------------------- -----------------------    -----------------    -----------
Fixed maturity securities (3)
U.S. corporate and foreign                            Delta spread
 corporate....................  Matrix pricing           adjustments (4)           (65)   -      240      37
                                                      Offered quotes (5)            39    -       96      60
                                Market pricing        Quoted prices (5)             --    -      385     125
                                Consensus pricing     Offered quotes (5)           100    -      119     103
                               ----------------------------------------------------------------------------------
RMBS..........................  Market pricing        Quoted prices (5)             19    -      121      92
                               ----------------------------------------------------------------------------------
ABS...........................  Market pricing        Quoted prices (5)             16    -      103     100
                                Consensus pricing     Offered quotes (5)            97    -      105      99
                               ----------------------------------------------------------------------------------
Derivatives
Interest rate.................  Present value         Swap yield (7)               307    -      307
                                   techniques
                               ----------------------------------------------------------------------------------
Foreign currency exchange       Present value         Correlation (8)               --    -       --
 rate.........................     techniques
                               ----------------------------------------------------------------------------------
Credit........................  Present value         Credit spreads (9)            98    -      100
                                   techniques
                                Consensus pricing     Offered quotes (10)
                               ----------------------------------------------------------------------------------
Equity market.................  Present value         Volatility (12)              17%    -      36%
                                   techniques or
                                   option pricing
                                   models
                                                      Correlation (8)              70%    -      70%
                               ----------------------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded       Option pricing        Mortality rates:
 guaranteed minimum                techniques            Ages 0 - 40                0%    -    0.09%
 benefits.....................
                                                         Ages 41 - 60            0.04%    -    0.65%
                                                         Ages 61 - 115           0.26%    -     100%
                                                      Lapse rates:
                                                         Durations 1 - 10        0.25%    -     100%
                                                         Durations 11 - 20          3%    -     100%
                                                         Durations 21 - 116         3%    -     100%
                                                      Utilization rates             0%    -      25%
                                                      Withdrawal rates           0.25%    -      10%
                                                      Long-term equity
                                                        volatilities            17.40%    -      25%
                                                      Nonperformance risk        0.04%    -    0.52%
                                                         spread

                                                                                      December 31, 2014
                                                                                -----------------------------
                                                          Significant                                 Weighted
                               Valuation Techniques   Unobservable Inputs             Range          Average (1)
                               --------------------- -----------------------    -----------------    -----------
Fixed maturity securities (3)
U.S. corporate and foreign                            Delta spread
 corporate....................  Matrix pricing           adjustments (4)           (40)   -      240      39
                                                      Offered quotes (5)            64    -      130      96
                                Market pricing        Quoted prices (5)             --    -      590     126
                                Consensus pricing     Offered quotes (5)            98    -      126     101
                               ----------------------------------------------------------------------------------
RMBS..........................  Market pricing        Quoted prices (5)             22    -      120      97
                               ----------------------------------------------------------------------------------
ABS...........................  Market pricing        Quoted prices (5)             15    -      110     100
                                Consensus pricing     Offered quotes (5)            56    -      106      98
                               ----------------------------------------------------------------------------------
Derivatives
Interest rate.................  Present value         Swap yield (7)               290    -      290
                                   techniques
                               ----------------------------------------------------------------------------------
Foreign currency exchange       Present value         Correlation (8)              40%    -      55%
 rate.........................     techniques
                               ----------------------------------------------------------------------------------
Credit........................  Present value         Credit spreads (9)            98    -      100
                                   techniques
                                Consensus pricing     Offered quotes (10)
                               ----------------------------------------------------------------------------------
Equity market.................  Present value         Volatility (12)              15%    -      27%
                                   techniques or
                                   option pricing
                                   models
                                                      Correlation (8)              70%    -      70%
                               ----------------------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded       Option pricing        Mortality rates:
 guaranteed minimum                techniques            Ages 0 - 40                0%    -    0.10%
 benefits.....................
                                                         Ages 41 - 60            0.04%    -    0.65%
                                                         Ages 61 - 115           0.26%    -     100%
                                                      Lapse rates:
                                                         Durations 1 - 10        0.50%    -     100%
                                                         Durations 11 - 20          3%    -     100%
                                                         Durations 21 - 116         3%    -     100%
                                                      Utilization rates            20%    -      50%
                                                      Withdrawal rates           0.07%    -      10%
                                                      Long-term equity
                                                        volatilities            17.40%    -      25%
                                                      Nonperformance risk
                                                         spread                  0.03%    -    0.46%

                                                                                   Impact of
                                                                                Increase in Input
                                                          Significant             on Estimated
                               Valuation Techniques   Unobservable Inputs        Fair Value (2)
                               --------------------- -----------------------    -----------------
Fixed maturity securities (3)
U.S. corporate and foreign                            Delta spread
 corporate....................  Matrix pricing           adjustments (4)           Decrease
                                                      Offered quotes (5)           Increase
                                Market pricing        Quoted prices (5)            Increase
                                Consensus pricing     Offered quotes (5)           Increase
                               -------------------------------------------------------------------
RMBS..........................  Market pricing        Quoted prices (5)          Increase (6)
                               -------------------------------------------------------------------
ABS...........................  Market pricing        Quoted prices (5)          Increase (6)
                                Consensus pricing     Offered quotes (5)         Increase (6)
                               -------------------------------------------------------------------
Derivatives
Interest rate.................  Present value         Swap yield (7)             Increase (11)
                                   techniques
                               -------------------------------------------------------------------
Foreign currency exchange       Present value         Correlation (8)            Increase (11)
 rate.........................     techniques
                               -------------------------------------------------------------------
Credit........................  Present value         Credit spreads (9)         Decrease (9)
                                   techniques
                                Consensus pricing     Offered quotes (10)
                               -------------------------------------------------------------------
Equity market.................  Present value         Volatility (12)            Increase (11)
                                   techniques or
                                   option pricing
                                   models
                                                      Correlation (8)
                               -------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded       Option pricing        Mortality rates:
 guaranteed minimum                techniques            Ages 0 - 40             Decrease (13)
 benefits.....................
                                                         Ages 41 - 60            Decrease (13)
                                                         Ages 61 - 115           Decrease (13)
                                                      Lapse rates:
                                                         Durations 1 - 10        Decrease (14)
                                                         Durations 11 - 20       Decrease (14)
                                                         Durations 21 - 116      Decrease (14)
                                                      Utilization rates          Increase (15)
                                                      Withdrawal rates                (16)
                                                      Long-term equity           Increase (17)
                                                        volatilities
                                                      Nonperformance risk        Decrease (18)
                                                         spread

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curve is utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(8)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

(9)Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2015 and 2014, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Changes are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(12)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(13)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(15)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(16)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(17)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(18)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The residential mortgage loans -- FVO, long- term debt, and long-term debt of CSEs -- FVO are valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                 Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ---------------------------------------------------------------------------------------
                                                           Fixed Maturity Securities
                                         -------------------------------------------------------------
                                                          U.S.                    State and                           Trading
                                                        Treasury                  Political   Foreign     Equity      and FVO
                                         Corporate (1) and Agency Structured (2) Subdivision Government Securities Securities (3)
                                         ------------- ---------- -------------- ----------- ---------- ---------- --------------
                                                                              (In millions)
Balance, January 1, 2014................    $ 8,467       $ 62      $   5,469      $    --     $  274     $  328       $  26
Total realized/unrealized gains
 (losses) included in net income (loss)
 (4) (5)................................         (5)        --             12           --        (49)         7          --
Total realized/unrealized gains
 (losses) included in AOCI..............        218         --            103           --         22          2          --
Purchases (6)...........................      1,763         --          2,740           --         --         19           5
Sales (6)...............................     (1,154)        --         (1,306)          --       (115)       (59)         (8)
Issuances (6)...........................         --         --             --           --         --         --          --
Settlements (6).........................         --         --             --           --         --         --          --
Transfers into Level 3 (7)..............        206         --             84           --         70         --          13
Transfers out of Level 3 (7)............       (967)       (62)        (1,532)          --         --        (82)         (5)
                                            -------       ----      ---------      -------     ------     ------       -----
Balance, December 31, 2014..............      8,528         --          5,570           --        202        215          31
Total realized/unrealized gains
 (losses) included in net income (loss)
 (4) (5)................................         38         --            101           --          1         12          (1)
Total realized/unrealized gains
 (losses) included in AOCI..............       (399)        --            (67)          --         (1)       (53)         --
Purchases (6)...........................      1,546         --          1,393           33        120        127          --
Sales (6)...............................     (1,018)        --         (1,205)          --         (1)       (61)         (1)
Issuances (6)...........................         --         --             --           --         --         --          --
Settlements (6).........................         --         --             --           --         --         --          --
Transfers into Level 3 (7)..............        635         --             32           --         --         88          --
Transfers out of Level 3 (7)............     (1,048)        --         (1,408)          --        (46)        --          --
                                            -------       ----      ---------      -------     ------     ------       -----
Balance, December 31, 2015..............    $ 8,282       $ --      $   4,416      $    33     $  275     $  328       $  29
                                            =======       ====      =========      =======     ======     ======       =====
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2013: (8)..............................    $   (39)      $ --      $      31      $    --     $    4     $  (17)      $   5
                                            =======       ====      =========      =======     ======     ======       =====
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2014: (8)..............................    $    (4)      $ --      $      42      $    --     $    1     $   (5)      $  --
                                            =======       ====      =========      =======     ======     ======       =====
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2015: (8)..............................    $     7       $ --      $     102      $    --     $    1     $   --       $  --
                                            =======       ====      =========      =======     ======     ======       =====
Gains (Losses) Data for the year ended
 December 31, 2013
Total realized/unrealized gains
 (losses) included in net income (loss)
 (4) (5)................................    $   (56)      $ --      $      31      $    --     $    6     $  (10)      $  11
Total realized/unrealized gains
 (losses) included in AOCI..............    $   (33)      $ (3)     $     115      $    --     $  (45)    $   79       $  --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                              Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     ----------------------------------------------------------------------------------------
                                 Residential
                                  Mortgage    Separate                                              Long-term
                     Short-term    Loans -    Account         Net          Net Embedded   Long-term  Debt of
                     Investments     FVO     Assets (9) Derivatives (10) Derivatives (11)   Debt    CSEs - FVO
                     ----------- ----------- ---------- ---------------- ---------------- --------- ----------
                                                           (In millions)
Balance, January 1,
 2014...............    $ 175       $ 338      $1,209        $  36            $   48        $ (43)    $ (28)
Total
 realized/unrealized
 gains (losses)
 included in net
 income (loss)
 (4) (5)............       (1)         20         102            1              (144)          --        (1)
Total
 realized/unrealized
 gains (losses)
 included in AOCI...       --          --          --           40                --           --        --
Purchases (6).......      230         124         527          111                --           --        --
Sales (6)...........     (156)       (120)       (376)          --                --           --        --
Issuances (6).......       --          --          81         (159)               --          (30)       --
Settlements (6).....       --         (54)        (28)         (23)               29           20        16
Transfers into
 Level 3 (7)........       --          --         144           --                --           --        --
Transfers out of
 Level 3 (7)........      (18)         --         (44)          --                --           18        --
                        -----       -----      ------        -----            ------        -----     -----
Balance,
 December 31, 2014..      230         308       1,615            6               (67)         (35)      (13)
Total
 realized/unrealized
 gains (losses)
 included in net
 income (loss)
 (4) (5)............       --          20          15          (27)              447           --        --
Total
 realized/unrealized
 gains (losses)
 included in AOCI...       --          --          --           (2)               --           --        --
Purchases (6).......      200         136         348            3                --           --        --
Sales (6)...........       --        (121)       (344)          --                --           --        --
Issuances (6).......       --          --          98           --                --          (38)       --
Settlements (6).....       --         (29)        (60)          (3)             (194)          37         2
Transfers into
 Level 3 (7)........       --          --           1           --                --           --        --
Transfers out of
 Level 3 (7)........     (230)         --        (153)          --                --           --        --
                        -----       -----      ------        -----            ------        -----     -----
Balance,
 December 31, 2015..    $ 200       $ 314      $1,520        $ (23)           $  186        $ (36)    $ (11)
                        =====       =====      ======        =====            ======        =====     =====
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2013:
 (8)................    $   1       $   1      $   --        $ (29)           $  115        $  --     $  (2)
                        =====       =====      ======        =====            ======        =====     =====
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2014:
 (8)................    $  --       $  20      $   --        $   8            $ (115)       $  --     $  (1)
                        =====       =====      ======        =====            ======        =====     =====
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2015:
 (8)................    $  --       $  20      $   --        $ (24)           $  461        $  --     $  --
                        =====       =====      ======        =====            ======        =====     =====
Gains (Losses) Data
 for the year ended
 December 31, 2013..
Total
 realized/unrealized
 gains (losses)
 included in net
 income (loss)
 (4) (5)............    $ (23)      $   1      $   42        $ (35)           $  102        $  --     $  (2)
Total
 realized/unrealized
 gains (losses)
 included in AOCI...    $  19       $  --      $   --        $ (44)           $   --        $  --     $  --

--------

(1)Comprised of U.S. and foreign corporate securities.

(2)Comprised of RMBS, CMBS, and ABS.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(3)Comprised of Actively traded securities, FVO general account securities and FVO securities held by CSEs.

(4)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans -- FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income for net derivatives and net embedded derivatives are reported in net derivatives gains (losses).

(5)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(6)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(7)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(8)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(9)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(10)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(11)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

Fair Value Option

  The following table presents information for residential mortgage loans, which are accounted for under the FVO, and were initially measured at fair value.

                                                                         December 31,
                                                                      ------------------
                                                                        2015      2014
                                                                      --------  --------
                                                                         (In millions)
Unpaid principal balance............................................. $    436  $    436
Difference between estimated fair value and unpaid principal balance.     (122)     (128)
                                                                      --------  --------
 Carrying value at estimated fair value.............................. $    314  $    308
                                                                      ========  ========
Loans in non-accrual status.......................................... $    122  $    125

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  The following table presents information for long-term debt, which is accounted for under the FVO, and was initially measured at fair value.

                                                                                       Long-term Debt of
                                                              Long-term Debt              CSEs - FVO
                                                         ------------------------- ------------------------
                                                         December 31, December 31, December 31, December 31,
                                                             2015         2014         2015         2014
                                                         ------------ ------------ ------------ ------------
                                                                            (In millions)
Contractual principal balance...........................   $    82      $    115     $    24      $    26
Difference between estimated fair value and contractual
  principal balance.....................................         4             2         (13)         (13)
                                                           -------      --------     -------      -------
 Carrying value at estimated fair value (1).............   $    86      $    117     $    11      $    13
                                                           =======      ========     =======      =======

--------

(1)Changes in estimated fair value are recognized in net investment gains (losses). Interest expense is recognized in other expenses.

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                                        At December 31,              Years Ended December 31,
                                                   -------------------------------- --------------------------
                                                    2015        2014       2013       2015     2014     2013
                                                    -------    --------   --------  --------- ------  --------
                                                   Carrying Value After Measurement       Gains (Losses)
                                                   -------------------------------- --------------------------
                                                                             (In millions)
Mortgage loans (1)................................ $    40    $     94   $    175   $     (1) $    2  $     24
Other limited partnership interests (2)........... $    57    $    109   $     71   $    (31) $  (70) $    (40)

--------

(1)Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2015 and 2014 were not significant.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                December 31, 2015
                                             --------------------------------------------------------
                                                              Fair Value Hierarchy
                                                       -----------------------------------
                                                                                             Total
                                             Carrying                                      Estimated
                                              Value        Level 1     Level 2     Level 3 Fair Value
                                             --------- ----------- ----------- ----------- ----------
                                                                  (In millions)
Assets
Mortgage loans.............................. $  53,408  $      --   $      --   $  54,969  $  54,969
Policy loans................................ $   8,134  $      --   $     330   $   9,539  $   9,869
Real estate joint ventures.................. $      12  $      --   $      --   $      39  $      39
Other limited partnership interests......... $     467  $      --   $      --   $     553  $     553
Other invested assets....................... $   2,372  $      --   $   2,197   $     202  $   2,399
Premiums, reinsurance and other receivables. $  13,879  $      --   $     229   $  14,610  $  14,839
Liabilities
Policyholder account balances............... $  71,331  $      --   $      --   $  73,506  $  73,506
Long-term debt.............................. $   1,618  $      --   $   1,912   $      --  $   1,912
Other liabilities........................... $  19,545  $      --   $     323   $  19,882  $  20,205
Separate account liabilities................ $  60,767  $      --   $  60,767   $      --  $  60,767

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                                            December 31, 2014
                                         --------------------------------------------------------
                                                          Fair Value Hierarchy
                                                   -----------------------------------
                                                                                         Total
                                         Carrying                                      Estimated
                                          Value        Level 1     Level 2     Level 3 Fair Value
                                         --------- ----------- ----------- ----------- ----------
                                                              (In millions)
Assets
Mortgage loans.......................... $  48,751  $      --   $      --   $  50,992  $  50,992
Policy loans............................ $   8,491  $      --   $     796   $   9,614  $  10,410
Real estate joint ventures.............. $      30  $      --   $      --   $      54  $      54
Other limited partnership interests..... $     635  $      --   $      --   $     819  $     819
Other invested assets................... $   2,385  $      --   $   2,270   $     220  $   2,490
Premiums, reinsurance and other
 receivables............................ $  13,845  $      --   $      94   $  14,607  $  14,701
Liabilities
Policyholder account balances........... $  73,225  $      --   $      --   $  75,481  $  75,481
Long-term debt.......................... $   1,897  $      --   $   2,029   $     268  $   2,297
Other liabilities....................... $  20,139  $      --   $     609   $  20,133  $  20,742
Separate account liabilities............ $  60,840  $      --   $  60,840   $      --  $  60,840

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

    The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

  Policy Loans

    Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk, as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Real Estate Joint Ventures and Other Limited Partnership Interests

    The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Other Invested Assets

    These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

  Premiums, Reinsurance and Other Receivables

    Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

    Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

    The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

  Policyholder Account Balances

    These policyholder account balances include investment contracts which primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts ("TCA"). The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

  Long-term Debt

    The estimated fair value of long-term debt is principally determined using market standard valuation methodologies.

    Valuations of instruments classified as Level 2 are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


    Valuations of instruments classified as Level 3 are based primarily on discounted cash flow methodologies that utilize unobservable discount rates that can vary significantly based upon the specific terms of each individual arrangement.

  Other Liabilities

    Other liabilities consist primarily of interest payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

    Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

    Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

    Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

11. Goodwill

  Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The goodwill impairment process requires a comparison of the estimated fair value of a reporting unit to its carrying value. The Company tests goodwill for impairment by either performing a qualitative assessment or a two-step quantitative test. The qualitative assessment is an assessment of historical information and relevant events and circumstances to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. The Company may elect not to perform the qualitative assessment for some or all of its reporting units and perform a two-step quantitative impairment test. In performing the two-step quantitative impairment test, the Company may use a market multiple valuation approach and a discounted cash flow valuation approach. For reporting units which are particularly sensitive to market assumptions, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Goodwill (continued)


  The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The discounted cash flow valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates. The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, control premium, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit.

  The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

  For the 2015 annual goodwill impairment tests, the Company utilized the qualitative assessment for all of its reporting units and determined it was not more likely than not that the fair value of any of the reporting units was less than its carrying amount, and, therefore no further testing was needed for these reporting units.

  Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

                                         Group,
                                       Voluntary & Corporate
                                        Worksite    Benefit  Corporate
                                Retail  Benefits    Funding   & Other   Total
                                ------ ----------- --------- --------- ------
                                                (In millions)
  Balance at January 1, 2013
  Goodwill..................... $  37     $  68     $    2    $    4   $  111
  Accumulated impairment.......   (10)       --         --        --      (10)
                                -----     -----     ------    ------   ------
   Total goodwill, net.........    27        68          2         4      101

  Balance at December 31, 2013
  Goodwill.....................    37        68          2         4      111
  Accumulated impairment.......   (10)       --         --        --      (10)
                                -----     -----     ------    ------   ------
   Total goodwill, net.........    27        68          2         4      101
  Balance at December 31, 2014
  Goodwill.....................    37        68          2         4      111
  Accumulated impairment.......   (10)       --         --        --      (10)
                                -----     -----     ------    ------   ------
   Total goodwill, net.........    27        68          2         4      101
  Balance at December 31, 2015
  Goodwill.....................    37        68          2         4      111
  Accumulated impairment.......   (10)       --         --        --      (10)
                                -----     -----     ------    ------   ------
   Total goodwill, net......... $  27     $  68     $    2    $    4   $  101
                                =====     =====     ======    ======   ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Long-term and Short-term Debt


  Long-term and short-term debt outstanding was as follows:

                                       Interest Rates (1)                            December 31,
                                    ------------------------                     ---------------------
                                                       Weighted
                                         Range         Average    Maturity          2015       2014
                                    ---------------    -------- -------------    ---------- ----------
                                                                                     (In millions)
Surplus notes -- affiliated........ 3.00%  -     7.38%  6.59%   2037              $     695 $      883
Surplus notes...................... 7.63%  -     7.88%  7.80%   2024  -     2025        502        701
Mortgage loans -- affiliated....... 2.13%  -     7.26%  4.10%                 --         --        242
Senior notes -- affiliated......... 0.92%  -     2.78%  2.09%   2021  -     2022         50         78
Other notes........................ 1.36%  -     8.00%  3.12%   2016  -     2030        457        110
                                                                                 ---------- ----------
  Total long-term debt (2).........                                                   1,704      2,014
  Total short-term debt............                                                     100        100
                                                                                 ---------- ----------
   Total...........................                                              $    1,804 $    2,114
                                                                                 ========== ==========

--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2015.

(2)Excludes $11 million and $13 million of long-term debt relating to CSEs -- FVO at December 31, 2015 and 2014, respectively. See Note 10.

  The aggregate maturities of long-term debt at December 31, 2015 for the next five years and thereafter are $20 million in 2016, $0 in each of 2017 through 2019, $350 million in 2020 and $1.3 billion thereafter.

  Mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes and other notes. Payments of interest and principal on the Company's surplus notes are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.

Debt Issuance -- Other Notes

  In December 2015, MetLife Private Equity Holdings, LLC ("MPEH"), a wholly-owned indirect investment subsidiary of Metropolitan Life Insurance Company, entered into a five-year credit agreement (the "MPEH Credit Agreement") and borrowed $350 million under term loans that mature in December 2020. The loans bear interest at a variable rate of three-month LIBOR plus 3.70%, payable quarterly. In connection with the borrowing, $6 million of costs were incurred which have been capitalized and included in other assets. These costs are being amortized over the term of the loans. Additionally, the MPEH Credit Agreement provides for MPEH to borrow up to $100 million on a revolving basis at a variable rate of three-month LIBOR plus 3.70%, payable quarterly. There were no revolving loans outstanding under the MPEH Credit Agreement at December 31, 2015. Term loans and revolving loans borrowed under the MPEH Credit Agreement are non-recourse to Metropolitan Life Insurance Company.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Long-term and Short-term Debt (continued)


Debt Repayments

  In December 2015, a wholly-owned real estate subsidiary of the Company repaid in cash $110 million of its mortgage loans issued to MetLife USA due in January 2016.

  In November 2015, the Company repaid in cash, at maturity, $188 million of surplus notes issued to MetLife Mexico S.A., an affiliate. The redemption was approved by the New York Superintendent of Financial Services (the "Superintendent").

  In November 2015, the Company repaid in cash, at maturity, $200 million of surplus notes. The redemption was approved by the Superintendent.

  During 2015, a wholly-owned real estate subsidiary of the Company repaid in cash $132 million of its 7.26% mortgage loans issued to MetLife USA due in January 2020.

  In November 2014, a wholly-owned real estate subsidiary of the Company repaid in cash $60 million of its 7.01% mortgage loans issued to MetLife USA due in January 2020. It also repaid in cash $60 million of its 4.67% mortgage loans issued to MetLife USA due in January 2017.

  In September 2014, the Company repaid in cash, at maturity, $217 million of surplus notes issued to MetLife Mexico S.A. The redemption was approved by the Superintendent.

Short-term Debt

  Short-term debt with maturities of one year or less was as follows:

                                              December 31,
                                        -------------------------
                                            2015         2014
                                        ------------ ------------
                                              (In millions)
              Commercial paper......... $        100 $        100
              Average daily balance.... $        100 $        109
              Average days outstanding.      68 days      69 days

  During the years ended December 31, 2015, 2014 and 2013, the weighted average interest rate on short-term debt was 0.15%, 0.10% and 0.12%, respectively.

Interest Expense

  Interest expense related to long-term and short-term debt included in other expenses was $122 million, $150 million and $150 million for the years ended December 31, 2015, 2014 and 2013, respectively. These amounts include $67 million, $88 million and $91 million of interest expense related to affiliated debt for the years ended December 31, 2015, 2014 and 2013, respectively. Such amounts do not include interest expense on long-term debt related to CSEs. See
Note 8.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Long-term and Short-term Debt (continued)


Credit and Committed Facilities

  At December 31, 2015, MetLife, Inc. and MetLife Funding, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife Funding"), maintained a $4.0 billion unsecured credit facility (the "Credit Facility"), and Missouri Reinsurance, Inc. ("MoRe"), a wholly-owned subsidiary of Metropolitan Life Insurance Company, along with MetLife, Inc., maintained a $210 million committed facility (the "Committed Facility"). When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

 Credit Facility

   The Credit Facility is used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. Total fees associated with the Credit Facility were $4 million, $4 million and $3 million for the years ended December 31, 2015, 2014 and 2013, respectively, and were included in other expenses.

   Information on the Credit Facility at December 31, 2015 was as follows:

                                                               Letters of
                                                      Maximum    Credit               Unused
Borrower(s)                               Expiration  Capacity Issued (1) Drawdowns Commitments
---------------------------------------- ----------   -------- ---------- --------- -----------
                                                                    (In millions)
MetLife, Inc. and MetLife Funding, Inc.. May 2019 (2) $  4,000   $  484     $  --    $  3,516

--------

(1)MetLife, Inc. and MetLife Funding, are severally liable for their respective obligations under the Credit Facility. MetLife Funding is not an applicant under letters of credit outstanding as of December 31, 2015 and is not responsible for any reimbursement obligations under such letters of credit.

(2)All borrowings under the Credit Facility must be repaid by May 30, 2019, except that letters of credit outstanding on that date may remain outstanding until no later than May 30, 2020.

 Committed Facility

   The Committed Facility is used for collateral for certain of its affiliated reinsurance liabilities. Total fees associated with the Committed Facility was $4 million, $4 million and $3 million for the years ended December 31, 2015, 2014 and 2013, respectively, and was included in other expenses. Information on the Committed Facility at December 31, 2015 was as follows:

                                                                     Letters of
                                                            Maximum    Credit               Unused
Account Party/Borrower(s)                      Expiration   Capacity Issued (1) Drawdowns Commitments
--------------------------------------------- ----------    -------- ---------- --------- -----------
                                                                          (In millions)
MetLife, Inc. and Missouri Reinsurance, Inc.. June 2016 (2)  $  210    $  210     $  --      $  --

--------

(1)MoRe had outstanding $210 million in letters of credit at December 31, 2015.

(2)Capacity at December 31, 2015 of $210 million decreases in March 2016 and June 2016 to $200 million and $0, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Long-term and Short-term Debt (continued)


   In addition to the Committed Facility, see also "-- Debt Issuance -- Other Notes" for information about the undrawn line of credit facility in the amount of $100 million.

Debt and Facility Covenants

  Certain of the Company's debt instruments, as well as the Credit Facility and Committed Facility, contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable covenants at December 31, 2015.

13. Equity

Stock-Based Compensation Plans

 Overview

   In accordance with a service agreement with an affiliate, the Company was allocated a proportionate share of stock-based compensation expenses. The stock-based compensation expenses recognized by the Company are related to awards under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan and the MetLife, Inc. 2015 Stock and Incentive Compensation Plan (together, the "Stock Plans"), payable in shares of MetLife, Inc. common stock ("Shares"), or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

 Description of Plan -- General Terms

   Under the Stock Plans, awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the Stock Plans with reference to Shares).

   Compensation expense related to awards under the Stock Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

   Compensation expense related to awards under the Stock Plans is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the Stock Plans are made in the first quarter of each year.

   The expense related to stock-based compensation included in other expenses was $85 million, $100 million and $122 million for the years ended
 December 31, 2015, 2014 and 2013, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


Statutory Equity and Income

  The states of domicile of Metropolitan Life Insurance Company and its U.S. insurance subsidiaries impose risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC. The RBC ratios for Metropolitan Life Insurance Company and its U.S. insurance subsidiaries were each in excess of 350% for all periods presented.

  Metropolitan Life Insurance Company's foreign insurance operations are regulated by applicable authorities of the countries in which each entity operates and are subject to minimum capital and solvency requirements in those countries before corrective actions commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company's foreign insurance operations was $31 million and the aggregate actual regulatory capital and surplus was $488 million as of the date of the most recent required capital adequacy calculation for each jurisdiction. Each of those foreign insurance operations exceeded minimum capital and solvency requirements of their respective countries for all periods presented.

  Metropolitan Life Insurance Company and its U.S. insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its U.S. insurance subsidiaries.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Metropolitan Life Insurance Company and its U.S. insurance subsidiaries have no material state prescribed accounting practices, except as described below.

  New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Consideration Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of MLIC for the years ended December 31, 2015 and 2014 by an amount of $1.2 billion and $2.3 billion, respectively, in excess of the amount of the decrease had capital and surplus been measured under NAIC guidance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


  The tables below present amounts from Metropolitan Life Insurance Company and its U.S. insurance subsidiaries, which are derived from the statutory-basis financial statements as filed with the insurance regulators.

  Statutory net income (loss) was as follows:

                                                           Years Ended December 31,
                                                           ------------------------
Company                                  State of Domicile   2015     2014    2013
---------------------------------------- ----------------- -------- -------- ------
                                                                (In millions)
Metropolitan Life Insurance Company.....     New York      $  3,703 $  1,487 $  369
New England Life Insurance Company......   Massachusetts   $    157 $    303 $  103
General American Life Insurance Company.     Missouri      $    204 $    129 $   60

  Statutory capital and surplus was as follows at:

                                                      December 31,
                                                   -------------------
          Company                                    2015      2014
          ---------------------------------------- --------- ---------
                                                      (In millions)
          Metropolitan Life Insurance Company..... $  14,485 $  12,008
          New England Life Insurance Company...... $     632 $     675
          General American Life Insurance Company. $     984 $     867

Dividend Restrictions

  The table below sets forth the dividends permitted to be paid by Metropolitan Life Insurance Company to MetLife, Inc. without insurance regulatory approval and dividends paid:

                                                2016          2015     2014
                                          ----------------- -------- --------
                                          Permitted Without
 Company                                      Approval      Paid (1) Paid (1)
 ---------------------------------------- ----------------- -------- --------
                                                      (In millions)
 Metropolitan Life Insurance Company (3).     $  3,753      $  1,489  $  821(2)

--------

(1)Reflects all amounts paid, including those requiring regulatory approval.

(2)During December 2014, Metropolitan Life Insurance Company distributed shares of an affiliate to MetLife, Inc. as an in-kind dividend of $113 million, as calculated on a statutory basis.

(3)As discussed below, the New York Insurance Law was amended, permitting Metropolitan Life Insurance Company to pay dividends without prior regulatory approval under one of two alternative formulations beginning in 2016. The dividend amount that Metropolitan Life Insurance Company may pay during 2016 under the new formulation is reflected in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


  Effective for dividends paid during 2016 and going forward, the New York Insurance Law was amended permitting Metropolitan Life Insurance Company without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive "unassigned funds (surplus)" excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of:
(i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

  The table below sets forth the dividends permitted to be paid by Metropolitan Life Insurance Company's insurance subsidiaries without regulatory approval and dividends paid:

                                               2016          2015        2014
                                         ----------------- --------- ---------
                                         Permitted Without
Company                                    Approval (1)    Paid (2)    Paid (2)
---------------------------------------- ----------------- --------- ---------
                                                       (In millions)
New England Life Insurance Company......     $     156     $     199 $     227 (3)
General American Life Insurance Company.     $     136     $      -- $      --

--------

(1)Reflects dividend amounts that may be paid during 2016 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over a rolling 12-month period, if paid before a specified date during 2016, some or all of such dividends may require regulatory approval.

(2)Includes all amounts paid, including those requiring regulatory approval.

(3)During December 2014, New England Life Insurance Company ("NELICO") distributed shares of an affiliate to Metropolitan Life Insurance Company as an extraordinary in-kind dividend of $113 million, as calculated on a statutory basis. Also during December 2014, NELICO paid an extraordinary cash dividend to Metropolitan Life Insurance Company in the amount of $114 million.

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the aggregate

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)

amount of the dividend, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

  Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the amount of such dividend when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, unassigned funds (surplus) as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

  For the years ended December 31, 2015 and 2014, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $159 million and $95 million, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company, was as follows:

                                         Unrealized                         Foreign    Defined
                                      Investment Gains   Unrealized Gains  Currency    Benefit
                                      (Losses), Net of     (Losses) on    Translation   Plans
                                     Related Offsets (1)   Derivatives    Adjustments Adjustment   Total
                                     ------------------- ---------------- ----------- ---------- ---------
                                                                 (In millions)
Balance at December 31, 2012........      $  5,654           $    685      $     18   $  (2,349) $   4,008
OCI before reclassifications........        (3,321)              (677)           22       1,396     (2,580)
Deferred income tax benefit
  (expense).........................         1,145                237            (9)       (490)       883
                                          --------           --------      --------   ---------  ---------
 AOCI before reclassifications, net
   of income tax....................         3,478                245            31      (1,443)     2,311
Amounts reclassified from AOCI......           (16)               (14)           --        (205)      (235)
Deferred income tax benefit
  (expense).........................             6                  5            --          71         82
                                          --------           --------      --------   ---------  ---------
 Amounts reclassified from AOCI,
   net of income tax................           (10)                (9)           --        (134)      (153)
                                          --------           --------      --------   ---------  ---------
Balance at December 31, 2013........         3,468                236            31      (1,577)     2,158
OCI before reclassifications........         4,095                606           (44)     (1,181)     3,476
Deferred income tax benefit
  (expense).........................        (1,409)              (212)           10         406     (1,205)
                                          --------           --------      --------   ---------  ---------
 AOCI before reclassifications, net
   of income tax....................         6,154                630            (3)     (2,352)     4,429
Amounts reclassified from AOCI......            70                682            --         180        932
Deferred income tax benefit
  (expense).........................           (24)              (239)           --         (64)      (327)
                                          --------           --------      --------   ---------  ---------
 Amounts reclassified from AOCI,
   net of income tax................            46                443            --         116        605
                                          --------           --------      --------   ---------  ---------
Balance at December 31, 2014........         6,200              1,073            (3)     (2,236)     5,034
OCI before reclassifications........        (4,839)               (19)         (101)        113     (4,846)
Deferred income tax benefit
  (expense).........................         1,715                  6            30         (40)     1,711
                                          --------           --------      --------   ---------  ---------
 AOCI before reclassifications, net
   of income tax....................         3,076              1,060           (74)     (2,163)     1,899
Amounts reclassified from AOCI......           405                578            --         229      1,212
Deferred income tax benefit
  (expense).........................          (144)              (202)           --         (80)      (426)
                                          --------           --------      --------   ---------  ---------
 Amounts reclassified from AOCI,
   net of income tax................           261                376            --         149        786
                                          --------           --------      --------   ---------  ---------

Balance at December 31, 2015........      $  3,337           $  1,436      $    (74)  $  (2,014) $   2,685
                                          ========           ========      ========   =========  =========

--------

(1)See Note 8 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI, and the policyholder dividend obligation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Equity (continued)


  Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                     Consolidated Statement of Operations
                                                                                       and Comprehensive Income (Loss)
AOCI Components                                       Amounts Reclassified from AOCI              Locations
--------------------------------------------------    ---------------------------    ------------------------------------
                                                        Years Ended December 31,
                                                      ---------------------------
                                                        2015        2014      2013
                                                      --------    --------  -------
                                                             (In millions)
Net unrealized investment gains (losses):............
  Net unrealized investment gains (losses)........... $   (208)   $   (103) $    (9)    Net investment gains (losses)
  Net unrealized investment gains (losses)...........       31          40       53     Net investment income
  Net unrealized investment gains (losses)...........     (228)         (7)     (28)    Net derivative gains (losses)
                                                      --------    --------  -------
    Net unrealized investment gains (losses),
     before income tax...............................     (405)        (70)      16
    Income tax (expense) benefit.....................      144          24       (6)
                                                      --------    --------  -------
    Net unrealized investment gains (losses), net
     of income tax................................... $   (261)   $    (46) $    10
                                                      ========    ========  =======
Unrealized gains (losses) on derivatives -- cash
 flow hedges:........................................
  Interest rate swaps................................ $     83    $     41  $    20     Net derivative gains (losses)
  Interest rate swaps................................       11           9        8     Net investment income
  Interest rate forwards.............................        4          (8)       1     Net derivative gains (losses)
  Interest rate forwards.............................        2           2        2     Net investment income
  Foreign currency swaps.............................     (679)       (725)     (15)    Net derivative gains (losses)
  Foreign currency swaps.............................       (1)         (2)      (3)    Net investment income
  Credit forwards....................................        1          --       --     Net derivative gains (losses)
  Credit forwards....................................        1           1        1     Net investment income
                                                      --------    --------  -------
    Gains (losses) on cash flow hedges, before
     income tax......................................     (578)       (682)      14
    Income tax (expense) benefit.....................      202         239       (5)
                                                      --------    --------  -------
    Gains (losses) on cash flow hedges, net of
     income tax...................................... $   (376)   $   (443) $     9
                                                      ========    ========  =======
Defined benefit plans adjustment: (1)................
  Amortization of net actuarial gains (losses)....... $   (233)   $   (180) $   274
  Amortization of prior service (costs) credit.......        4          --      (69)
                                                      --------    --------  -------
    Amortization of defined benefit plan items,
     before income tax...............................     (229)       (180)     205
    Income tax (expense) benefit.....................       80          64      (71)
                                                      --------    --------  -------
    Amortization of defined benefit plan items,
     net of income tax............................... $   (149)   $   (116) $   134
                                                      ========    ========  =======
Total reclassifications, net of income tax........... $   (786)   $   (605) $   153
                                                      ========    ========  =======

--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 15.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Other Expenses

  Information on other expenses was as follows:

                                           Years Ended December 31,
                                         ----------------------------
                                           2015      2014      2013
                                         --------  --------  --------
                                                 (In millions)
Compensation............................ $  2,056  $  2,257  $  2,392
Pension, postretirement and
  postemployment benefit costs..........      241       322       364
Commissions.............................      685       828       781
Volume-related costs....................      221        70       253
Affiliated interest costs on ceded and
  assumed reinsurance...................      807     1,009     1,033
Capitalization of DAC...................     (482)     (424)     (562)
Amortization of DAC and VOBA............      742       695       261
Interest expense on debt................      122       151       153
Premium taxes, licenses and fees........      355       328       263
Professional services...................    1,133     1,013       989
Rent and related expenses, net of
  sublease income.......................       87       128       143
Other (1)...............................      291      (306)      (82)
                                         --------  --------  --------
  Total other expenses.................. $  6,258  $  6,071  $  5,988
                                         ========  ========  ========

--------

(1)See Note 16 for information on the charge related to income tax for the year ended December 31, 2015.

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt

  Interest expense on debt includes interest expense (see Note 12) and interest expense related to CSEs (see Note 8).

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 12 and 19 for a discussion of affiliated expenses included in the table above.

Restructuring Charges

  MetLife commenced an enterprise-wide strategic initiative in 2012. This global strategy focuses on leveraging MetLife's scale to improve the value it provides to customers and shareholders in order to reduce costs, enhance revenues, achieve efficiencies and reinvest in its technology, platforms and functionality to improve its current operations and develop new capabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Other Expenses (continued)


  These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Information regarding restructuring charges was as follows:

                                                           Years Ended December 31,
                               -------------------------------------------------------------------------------
                                          2015                       2014                       2013
                               -------------------------  -------------------------  -------------------------
                                         Lease and                  Lease and                  Lease and
                                           Asset                      Asset                      Asset
                               Severance Impairment Total Severance Impairment Total Severance Impairment Total
                               --------- ---------- ----- --------- ---------- ----- --------- ---------- -----
                                                                (In millions)
Balance at January 1,.........   $ 31       $ 6     $ 37    $ 39       $ 6     $ 45    $ 22       $ --    $ 22
Restructuring charges.........     52         4       56      66         8       74      87         16     103
Cash payments.................    (66)       (6)     (72)    (74)       (8)     (82)    (70)       (10)    (80)
                                 ----       ---     ----    ----       ---     ----    ----       ----    ----
Balance at December 31,.......   $ 17       $ 4     $ 21    $ 31       $ 6     $ 37    $ 39       $  6    $ 45
                                 ====       ===     ====    ====       ===     ====    ====       ====    ====
Total restructuring charges
  incurred since inception of
  initiative..................   $306       $46     $352    $254       $42     $296    $188       $ 34    $222
                                 ====       ===     ====    ====       ===     ====    ====       ====    ====

  Management estimates further restructuring charges including severance, as well as lease and asset impairments, through the year ending December 31, 2016 to be $5 million.

15. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company sponsors and administers various U.S. qualified and nonqualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. The nonqualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated an equitable share of net expense related to the plans, proportionate to other expenses being allocated to these affiliates.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)

  Obligations and Funded Status

                                                                        December 31,
                                                   ------------------------------------------------------
                                                              2015                        2014
                                                   --------------------------  --------------------------
                                                                    Other                       Other
                                                     Pension    Postretirement   Pension    Postretirement
                                                   Benefits (1)    Benefits    Benefits (1)    Benefits
                                                   ------------ -------------- ------------ --------------
                                                                       (In millions)
Change in benefit obligations
Benefit obligations at January 1,................. $    10,262    $    2,129    $    8,130    $    1,861
 Service costs....................................         217            15           183            14
 Interest costs...................................         404            88           413            92
 Plan participants' contributions.................          --            30            --            30
 Net actuarial (gains) losses.....................        (626)         (233)        1,461           264
 Settlements and curtailments.....................          --            --           (13)           (6)
 Change in benefits and other.....................          --           (14)          574           (16)
 Benefits paid....................................        (497)         (109)         (486)         (109)
 Effect of foreign currency translation...........          --            (1)           --            (1)
                                                   -----------    ----------    ----------    ----------
Benefit obligations at December 31,...............       9,760         1,905        10,262         2,129
                                                   -----------    ----------    ----------    ----------
Change in plan assets
Estimated fair value of plan assets at January 1,.       8,750         1,426         7,305         1,352
 Actual return on plan assets.....................        (138)            3         1,018           112
 Change in benefits and other.....................          --            --           523            --
 Plan participants' contributions.................          --            30            --            30
 Employer contributions...........................         375            22           390            41
 Benefits paid....................................        (497)         (109)         (486)         (109)
                                                   -----------    ----------    ----------    ----------
Estimated fair value of plan assets at
  December 31,....................................       8,490         1,372         8,750         1,426
                                                   -----------    ----------    ----------    ----------
 Over (under) funded status at December 31,....... $    (1,270)   $     (533)   $   (1,512)   $     (703)
                                                   ===========    ==========    ==========    ==========
Amounts recognized on the consolidated
  balance sheets
 Other assets..................................... $        --    $       --    $       --    $       --
 Other liabilities................................      (1,270)         (533)       (1,512)         (703)
                                                   -----------    ----------    ----------    ----------
   Net amount recognized.......................... $    (1,270)   $     (533)   $   (1,512)   $     (703)
                                                   ===========    ==========    ==========    ==========
AOCI
 Net actuarial (gains) losses..................... $     2,894    $      221    $    3,034    $      420
 Prior service costs (credit).....................          (1)          (14)           (2)          (10)
                                                   -----------    ----------    ----------    ----------
   AOCI, before income tax........................ $     2,893    $      207    $    3,032    $      410
                                                   ===========    ==========    ==========    ==========
Accumulated benefit obligation.................... $     9,439           N/A    $    9,729           N/A
                                                   ===========                  ==========

--------

(1)Includes nonqualified unfunded plans, for which the aggregate PBO was $1.1 billion and $1.3 billion at December 31, 2015 and 2014, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)


  Information for pension plans with PBOs in excess of plan assets and accumulated benefit obligations ("ABO") in excess of plan assets was as follows at:

                                                               December 31,
                                     -----------------------------------------------------------------
                                          2015             2014            2015              2014
                                       ----------      -----------       ----------    ----------
                                     PBO Exceeds Estimated Fair Value ABO Exceeds Estimated Fair Value
                                         of Plan Assets                  of Plan Assets
                                     -------------------------------- --------------------------------
                                                               (In millions)
Projected benefit obligations....... $    9,759      $    10,241      $    1,832       $    1,981
Accumulated benefit obligations..... $    9,439      $     9,709      $    1,751       $    1,789
Estimated fair value of plan assets. $    8,490      $     8,719      $      646       $      676

 Net Periodic Benefit Costs

   The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                              Years Ended December 31,
                                  --------------------------------------------------------------------------------
                                             2015                       2014                        2013
                                  -------------------------  --------------------------  -------------------------
                                                 Other                       Other                      Other
                                   Pension   Postretirement   Pension    Postretirement   Pension   Postretirement
                                   Benefits     Benefits      Benefits      Benefits      Benefits     Benefits
                                  ---------  --------------  ----------  --------------  ---------  --------------
                                                                    (In millions)
Net periodic benefit costs
 Service costs................... $     217       $      15  $      200        $     14  $     214       $      17
 Interest costs..................       404              88         437              92        366              85
 Settlement and curtailment
   costs.........................        --              --          14               2         --              --
 Expected return on plan
   assets........................      (538)            (80)       (475)            (75)      (453)            (74)
 Amortization of net actuarial
   (gains) losses................       190              43         169              11        219              51
 Amortization of prior service
   costs (credit)................        (1)             (3)          1              (1)         6             (69)
 Allocated to affiliates.........       (59)            (18)        (54)            (11)       (12)             --
                                  ---------       ---------  ----------        --------  ---------       ---------
   Total net periodic benefit
     costs (credit)..............       213              45         292              32        340              10
                                  ---------       ---------  ----------        --------  ---------       ---------
Other changes in plan assets and
  benefit obligations recognized
  in OCI
 Net actuarial (gains) losses....        50            (156)        996             222       (492)           (532)
 Prior service costs (credit)....        --              (7)        (18)            (12)        --              --
 Amortization of net actuarial
   (gains) losses................      (190)            (43)       (169)            (11)      (219)            (55)
 Amortization of prior service
   (costs) credit................         1               3          (1)              1         (6)             75
                                  ---------       ---------  ----------        --------  ---------       ---------
   Total recognized in OCI.......      (139)           (203)        808             200       (717)           (512)
                                  ---------       ---------  ----------        --------  ---------       ---------
     Total recognized in net
       periodic benefit costs
       and OCI................... $      74       $    (158) $    1,100        $    232  $    (377)      $    (502)
                                  =========       =========  ==========        ========  =========       =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)


  The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit pension plans and other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $193 million and ($1) million, and $13 million and ($7) million, respectively.

 Assumptions

    Assumptions used in determining benefit obligations were as follows:

                                    Pension Benefits Other Postretirement Benefits
                                    ---------------- -----------------------------
December 31, 2015
Weighted average discount rate.....      4.50%                   4.60%
Rate of compensation increase......  2.25% - 8.50%                N/A
December 31, 2014
Weighted average discount rate.....      4.10%                   4.10%
Rate of compensation increase......  2.25% - 8.50%                N/A

    Assumptions used in determining net periodic benefit costs were as follows:

                                    Pension Benefits Other Postretirement Benefits
                                    ---------------- -----------------------------
Year Ended December 31, 2015
Weighted average discount rate.....      4.10%                   4.10%
Weighted average expected rate of
  return on plan assets............      6.25%                   5.70%
Rate of compensation increase......  2.25% - 8.50%                N/A
Year Ended December 31, 2014
Weighted average discount rate.....      5.15%                   5.15%
Weighted average expected rate of
  return on plan assets............      6.25%                   5.70%
Rate of compensation increase......  3.50% - 7.50%                N/A
Year Ended December 31, 2013
Weighted average discount rate.....      4.20%                   4.20%
Weighted average expected rate of
  return on plan assets............      6.24%                   5.76%
Rate of compensation increase......  3.50% - 7.50%                N/A

    The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

    The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

    The weighted average expected rate of return on plan assets for use in that plan's valuation in 2016 is currently anticipated to be 6.00% for pension benefits and 5.52% for other postretirement benefits.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)


    The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                        December 31,
                                                            -------------------------------------
                                                                   2015               2014
                                                            ------------------- -----------------
                                                             Before  Age 65 and Before Age 65 and
                                                             Age 65    older    Age 65   older
                                                            -------- ---------- ------ ----------
Following year.............................................     6.3%    10.3%     6.4%     6.4%
Ultimate rate to which cost increase is assumed to decline.     4.2%     4.6%     4.4%     4.7%
Year in which the ultimate trend rate is reached...........     2086     2091     2094     2089

    Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2015:

                                                          One Percent One Percent
                                                           Increase    Decrease
                                                          ----------- -----------
                                                               (In millions)
Effect on total of service and interest costs components.  $     15   $     (12)
Effect of accumulated postretirement benefit obligations.  $    253   $    (207)

    As of December 31, 2014, the improved mortality rate assumption used for all U.S. pension and postretirement benefit plans is the RP-2000 healthy mortality table projected generationally using 175% of Scale AA. The mortality rate assumption was revised based upon the results of a comprehensive study of MetLife's demographic experience and reflects the current best estimate of expected mortality rates for MetLife's participant population. Prior to December 31, 2014, the mortality rate assumption used to value the benefit obligations and net periodic benefit cost for these plans was the RP-2000 healthy mortality table projected generationally using 100% of Scale AA.

  Plan Assets

    The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in an insurance group annuity contract, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in a trust which largely utilizes insurance contracts to hold the assets. All of these contracts are issued by the Company's insurance affiliates, and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

    The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)

  medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any of the given Managers.

    The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward (i) maximizing the Invested Plan's funded status;
  (ii) minimizing the volatility of the Invested Plan's funded status;
  (iii) generating asset returns that exceed liability increases; and
  (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

    Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

    The table below summarizes the actual weighted average allocation of the estimated fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2015 for the Invested Plans:

                                                        December 31,
                          ----------------------------------------------------------------------------
                                         2015                                    2014
                          -------------------------------------- -------------------------------------
                                            Other Postretirement                  Other Postretirement
                          Pension Benefits      Benefits         Pension Benefits       Benefits
                          ----------------- -------------------- ---------------- --------------------
                                   Actual              Actual         Actual
                          Target Allocation Target   Allocation     Allocation     Actual Allocation
                          ------ ---------- ------   ----------  ---------------- --------------------
Asset Class
Fixed maturity securities  80%         71%   76%           73%            69%                71%
Equity securities........  10%         14%   24%           25%            15%                27%
Alternative
  securities (1).........  10%         15%   --%            2%            16%                 2%
                                  --------            --------       --------           --------
  Total assets...........             100%                100%           100%               100%
                                  ========            ========       ========           ========

--------

(1)Alternative securities primarily include derivative assets, money market securities, short-term investments and other investments. Other postretirement benefits do not include postretirement life's target and actual allocation of plan assets that are all in short-term investments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)


  Estimated Fair Value

    The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as described in Note 10, based upon the significant input with the lowest level in its valuation. The Level 2 asset category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate accounts is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data. Directly held investments are primarily invested in U.S. and foreign government and corporate securities. The Level 3 asset category includes separate accounts that are invested in assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

    The pension and other postretirement plan assets measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                   December 31, 2015
                                         ---------------------------------------------------------------------
                                                  Pension Benefits                       Other Postretirement Benefits
                                         -----------------------------------           ---------------------------------
                                           Fair Value Hierarchy                         Fair Value Hierarchy
                                         -------------------------                     -----------------------
                                                                             Total                                    Total
                                                                           Estimated                                Estimated
                                                                             Fair                                     Fair
                                         Level 1     Level 2     Level 3     Value     Level 1   Level 2   Level 3    Value
                                         --------    --------    -------   ---------   -------   -------   -------  ---------
                                                                     (In millions)
Assets
Fixed maturity securities:
 Corporate.............................. $     --    $  2,905    $   78    $  2,983    $   18    $  280     $   1   $    299
 U.S. government bonds..................      994         493        --       1,487       193        12        --        205
 Foreign bonds..........................       --         677        17         694        --        61        --         61
 Federal agencies.......................       --         228        --         228        --        34        --         34
 Municipals.............................       --         302        --         302        --        55        --         55
 Other (1)..............................       --         354         7         361        --        47        --         47
                                         --------    --------    ------    --------    ------    ------     -----   --------
   Total fixed maturity securities......      994       4,959       102       6,055       211       489         1        701
                                         --------    --------    ------    --------    ------    ------     -----   --------
Equity securities:
 Common stock -- domestic...............      751          24        --         775       126        --        --        126
 Common stock -- foreign................      378          --        --         378       111        --        --        111
                                         --------    --------    ------    --------    ------    ------     -----   --------
   Total equity securities..............    1,129          24        --       1,153       237        --        --        237
                                         --------    --------    ------    --------    ------    ------     -----   --------
Other investments.......................       --          84       722         806        --        --        --         --
Short-term investments..................       10         304        --         314         1       431        --        432
Money market securities.................        9          49        --          58        --        --        --         --
Derivative assets.......................       26           3        75         104         2        --        --          2
                                         --------    --------    ------    --------    ------    ------     -----   --------
     Total assets....................... $  2,168    $  5,423    $  899    $  8,490    $  451    $  920     $   1   $  1,372
                                         ========    ========    ======    ========    ======    ======     =====   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)


                                                                 December 31, 2014
                                       ---------------------------------------------------------------------
                                                Pension Benefits                      Other Postretirement Benefits
                                       -----------------------------------          ---------------------------------
                                         Fair Value Hierarchy                        Fair Value Hierarchy
                                       -------------------------                    -----------------------
                                                                           Total                                  Total
                                                                         Estimated                              Estimated
                                                                           Fair                                   Fair
                                       Level 1     Level 2     Level 3     Value    Level 1   Level 2   Level 3   Value
                                       --------    --------    -------   ---------  -------   -------   ------- ---------
                                                                          (In millions)
Assets
Fixed maturity securities:
  Corporate........................... $     --    $  2,638    $   80    $  2,718   $   42    $  244     $   3  $    289
  U.S. government bonds...............    1,605         223        --       1,828      169        12        --       181
  Foreign bonds.......................       --         718        17         735       --        68        --        68
  Federal agencies....................       --         254        --         254       --        35        --        35
  Municipals..........................       --         270        --         270       --        74        --        74
  Other (1)...........................       --         188         8         196       --        63        --        63
                                       --------    --------    ------    --------   ------    ------     -----  --------
    Total fixed maturity securities...    1,605       4,291       105       6,001      211       496         3       710
                                       --------    --------    ------    --------   ------    ------     -----  --------
Equity securities:
  Common stock -- domestic............      951          --        --         951      188        --        --       188
  Common stock -- foreign.............      394          --        --         394       80        --        --        80
                                       --------    --------    ------    --------   ------    ------     -----  --------
    Total equity securities...........    1,345          --        --       1,345      268        --        --       268
                                       --------    --------    ------    --------   ------    ------     -----  --------
Other investments.....................       --          24       743         767       --        --        --        --
Short-term investments................      189         273        --         462       14       433        --       447
Money market securities...............       29          56        --          85       --        --        --        --
Derivative assets.....................       11           7        72          90       --         1        --         1
                                       --------    --------    ------    --------   ------    ------     -----  --------
     Total assets..................... $  3,179    $  4,651    $  920    $  8,750   $  493    $  930     $   3  $  1,426
                                       ========    ========    ======    ========   ======    ======     =====  ========

--------

(1)Other primarily includes mortgage-backed securities, collateralized mortgage obligations and ABS.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)

    A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                 Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                 ----------------------------------------------------------------------
                                                        Pension Benefits
                                 ----------------------------------------------------------------------
                                                                      Equity
                                  Fixed Maturity Securities         Securities
                                 ---------------------------------  ----------
                                                                      Common
                                             Foreign                 Stock -       Other     Derivative
                                 Corporate    Bonds     Other (1)    Domestic   Investments    Assets
                                 ---------   -------    ---------   ----------  -----------  ----------
                                                              (In millions)
Balance, January 1, 2014........  $    55    $    10     $    19    $     139    $     563    $     33
Realized gains (losses).........        3         --          --           --          (13)        (16)
Unrealized gains (losses).......       --         --          --           --          114          19
Purchases, sales, issuances and
  settlements, net..............       11          5          (2)          --         (104)         34
Transfers into and/or out of
  Level 3.......................       11          2          (9)        (139)         183           2
                                  -------     -------    -------    ---------    ---------    --------
Balance, December 31, 2014......  $    80    $    17     $     8    $      --    $     743    $     72
Realized gains (losses).........        1         --          --           --           --         (11)
Unrealized gains (losses).......       (5)        --           1           --           55          (9)
Purchases, sales, issuances and
  settlements, net..............        8          1          (1)          --          (76)         23
Transfers into and/or out of
  Level 3.......................       (6)        (1)         (1)          --           --          --
                                  -------     -------    -------    ---------    ---------    --------
Balance, December 31, 2015......  $    78    $    17     $     7    $      --    $     722    $     75
                                  =======     =======    =======    =========    =========    ========

--------

(1)Other includes ABS and collateralized mortgage obligations.

    Other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs were not significant for the years ended December 31, 2015 and 2014.

  Expected Future Contributions and Benefit Payments

    It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2016. The Company expects to make discretionary contributions to the qualified pension plan of $300 million in 2016. For information on employer contributions, see "-- Obligations and Funded Status."

    Benefit payments due under the nonqualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $65 million to fund the benefit payments in 2016.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Employee Benefit Plans (continued)


    Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due. As permitted under the terms of the governing trust document, the Company may be reimbursed from plan assets for postretirement medical claims paid from their general assets. The Company expects to make contributions of $50 million towards benefit obligations in 2016 to pay postretirement medical claims.

    Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                              Pension Benefits Other Postretirement Benefits
                                              ---------------- -----------------------------
                                                              (In millions)
2016.........................................    $      512              $     84
2017.........................................    $      534              $     85
2018.........................................    $      545              $     88
2019.........................................    $      563              $     90
2020.........................................    $      583              $     93
2021-2025....................................    $    3,202              $    501

  Additional Information

    As previously discussed, most of the assets of the pension benefit plans are held in a group annuity contract issued by the Company while some of the assets of the postretirement benefit plans are held in a trust which largely utilizes life insurance contracts issued by the Company to hold such assets. Total revenues from these contracts recognized on the consolidated statements of operations were $55 million, $50 million and $49 million for the years ended December 31, 2015, 2014 and 2013, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was ($130) million, $1.2 billion and $20 million for the years ended December 31, 2015, 2014 and 2013, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

Defined Contribution Plans

  The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $72 million, $68 million and $84 million for the years ended December 31, 2015, 2014 and 2013, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Income Tax

  The provision for income tax from continuing operations was as follows:

                                            Years Ended December 31,
                                        -------------------------------
                                           2015       2014       2013
                                        ---------- ---------- ---------
                                                 (In millions)
       Current:
         Federal....................... $    1,384 $      901 $     789
         State and local...............         20          3         2
         Foreign.......................         36         74       176
                                        ---------- ---------- ---------
          Subtotal.....................      1,440        978       967
                                        ---------- ---------- ---------
       Deferred:
         Federal.......................        315        538      (411)
         Foreign.......................         27         16       125
                                        ---------- ---------- ---------
          Subtotal.....................        342        554      (286)
                                        ---------- ---------- ---------
            Provision for income tax
              expense (benefit)........ $    1,782 $    1,532 $     681
                                        ========== ========== =========

  The Company's income (loss) from continuing operations before income tax expense (benefit) from domestic and foreign operations were as follows:

                                           Years Ended December 31,
                                          --------------------------
                                            2015     2014     2013
                                          -------- -------- --------
                                                (In millions)
           Income (loss) from continuing
             operations:
             Domestic.................... $  4,467 $  5,335 $  2,540
             Foreign.....................       72       56      282
                                          -------- -------- --------
              Total...................... $  4,539 $  5,391 $  2,822
                                          ======== ======== ========

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                           Years Ended December 31,
                                          --------------------------
                                            2015      2014     2013
                                          --------  --------  ------
                                                 (In millions)
           Tax provision at U.S.
             statutory rate.............. $  1,589  $  1,887  $  988
           Tax effect of:
             Dividend received deduction.      (82)      (82)    (66)
             Tax-exempt income...........      (24)      (40)    (42)
             Prior year tax (1)..........      558        11      29
             Low income housing tax
              credits....................     (221)     (205)   (190)
             Other tax credits...........      (68)      (66)    (44)
             Foreign tax rate
              differential...............       (4)       --       2
             Change in valuation
              allowance..................       (1)       --      (4)

             Other, net..................       35        27       8
                                          --------  --------  ------
              Provision for income tax
                expense (benefit)........ $  1,782  $  1,532  $  681
                                          ========  ========  ======

--------

(1)As discussed further below, prior year tax includes a $557 million non-cash charge related to an uncertain tax position.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Income Tax (continued)


  Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                          December 31,
                                                       ------------------
                                                         2015      2014
                                                       --------  --------
                                                          (In millions)
     Deferred income tax assets:
      Policyholder liabilities and receivables........ $  1,888  $  1,577
      Net operating loss carryforwards................       26        29
      Employee benefits...............................      922     1,015
      Tax credit carryforwards........................      700       979
      Litigation-related and government mandated......      231       259
      Other...........................................      438       309
                                                       --------  --------
        Total gross deferred income tax assets........    4,205     4,168
      Less: Valuation allowance.......................       21        22
                                                       --------  --------
        Total net deferred income tax assets..........    4,184     4,146
                                                       --------  --------
     Deferred income tax liabilities:
      Investments, including derivatives..............    3,025     2,402
      Intangibles.....................................       53        72
      DAC.............................................    1,461     1,568
      Net unrealized investment gains.................    2,528     3,903
      Other...........................................        5        36
                                                       --------  --------
        Total deferred income tax liabilities.........    7,072     7,981
                                                       --------  --------
          Net deferred income tax asset (liability)... $ (2,888) $ (3,835)
                                                       ========  ========

  The Company also has recorded a valuation allowance charge of $1 million related to certain state net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

  The following table sets forth the domestic and state net operating loss carryforwards for tax purposes at December 31, 2015.

                                            Net Operating Loss Carryforwards
                                            --------------------------------
                                              Domestic               State
                                            ------------           ---------
                                                     (In millions)
             Expiration
             2016-2020.....................     $    --               $   31
             2021-2025.....................          --                   50
             2026-2030.....................          --                   41
             2031-2035.....................          14                   12
             Indefinite....................          --                   --
                                                -------               ------
                                                $    14               $  134
                                                =======               ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Income Tax (continued)


  The following table sets forth the general business credits, foreign tax credits, and other credit carryforwards for tax purposes at December 31, 2015.

                                              Tax Credit Carryforwards
                                    ---------------------------------------------
                                    General Business
                                        Credits      Foreign Tax Credits  Other
                                    ---------------- ------------------- --------
                                                     (In millions)
Expiration
2016-2020..........................     $     --          $     --       $     --
2021-2025..........................           --               185             --
2026-2030..........................          103                --             --
2031-2035..........................          519                --             --
Indefinite.........................           --                --            123
                                        --------          --------       --------
                                        $    622          $    185       $    123
                                        ========          ========       ========

  The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
(from) affiliates included $124 million, ($24) million and $157 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for i) 2000 through 2002 where the IRS disallowance relates to certain tax credits claimed--in April 2015, the Company received a Statutory Notice of Deficiency (the "Notice") and paid the tax thereon in September 2015 (see additional details below); and ii) 2003 through 2006, where the IRS disallowance relates predominantly to certain tax credits claimed and the Company is engaged with IRS appeals. Management believes it has established adequate tax liabilities and final resolution for the years 2000 through 2006 is not expected to have a material impact on the Company's consolidated financial statements.

  The Company recorded a non-cash charge to net income of $792 million, net of tax, during the third quarter of 2015. The charge was related to an uncertain tax position and was comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million ($235 million, net of tax) charge included in other expenses. This charge is the result of the Company's consideration of recent decisions of the U.S. Court of Appeals for the Second Circuit upholding the disallowance of foreign tax credits claimed by other corporate entities not affiliated with the Company. The Company's action relates to tax years from 2000 to 2009, during which MLIC held non-U.S. investments in support of its life insurance business through a United Kingdom investment subsidiary that was structured as a joint venture at the time.

  There has been no change in the Company's position on the disallowance of its foreign tax credits by the IRS. The Company continues to contest the disallowance of these foreign tax credits by the IRS as management believes the facts strongly support the Company's position. The Company will defend its position vigorously and does not expect any additional charges related to this matter.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Income Tax (continued)


  Also related to the aforementioned foreign tax credit matter, on April 9, 2015, the IRS issued the Notice to the Company. The Notice asserted that the Company owes additional taxes and interest for 2000 through 2002 primarily due to the disallowance of foreign tax credits. The transactions that are the subject of the Notice continue through 2009, and it is likely that the IRS will seek to challenge these later periods. On September 18, 2015, the Company paid the assessed tax and interest of $444 million for 2000 through 2002 and will subsequently file a claim for a refund. On November 19, 2015, $9 million of this amount was refunded from the IRS as an overpayment of interest.

  The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                   Years Ended December 31,
                                                                ------------------------------
                                                                   2015       2014      2013
                                                                ----------  --------  --------
                                                                         (In millions)
Balance at January 1,.......................................... $      546  $    532  $    532
Additions for tax positions of prior years (1).................        558        27        50
Reductions for tax positions of prior years....................         --       (13)       (4)
Additions for tax positions of current year....................          4         3         3
Settlements with tax authorities...............................        (33)       (3)      (49)
                                                                ----------  --------  --------
Balance at December 31,........................................ $    1,075  $    546  $    532
                                                                ==========  ========  ========
Unrecognized tax benefits that, if recognized would impact the
  effective rate............................................... $    1,060  $    497  $    491
                                                                ==========  ========  ========

--------

(1)The significant increase in 2015 is related to the non-cash charge discussed above.

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

  Interest was as follows:

                                           Years Ended December 31,
                                           ------------------------
                                             2015    2014    2013
                                           -------- ------- -------
                                                (In millions)
            Interest recognized on the
              consolidated statements of
              operations (1).............. $    382 $    37 $    17

                                                 December 31,
                                               -----------------
                                                 2015     2014
                                               -------- --------
                                                 (In millions)
                Interest included in other
                  liabilities on the
                  consolidated balance sheets
                  (1)......................... $    647 $    265

--------

(1)The significant increase in 2015 is related to the non-cash charge discussed above.

  The Company had no penalties for the years ended December 31, 2015, 2014 and 2013.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Income Tax (continued)


  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2015, 2014 and 2013, the Company recognized an income tax benefit of $76 million, $92 million and $53 million, respectively, related to the separate account DRD. The 2014 benefit included a benefit of $16 million related to a true-up of the 2013 tax return. The 2013 benefit included an expense of $7 million related to a true-up of the 2012 tax return.

17. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

    The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

    Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

    The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2015. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)


   Matters as to Which an Estimate Can Be Made

      For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2015, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $420 million.

   Matters as to Which an Estimate Cannot Be Made

      For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

   Asbestos-Related Claims

      Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

      Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that:
   (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

   Insurance Company's conduct was not the cause of the plaintiffs' injuries;
   (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

      The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                             December 31,
                                                --------------------------------------
                                                    2015         2014         2013
                                                 ---------    ---------    ---------
                                                (In millions, except number of claims)
   Asbestos personal injury claims at year end.    67,787       68,460       67,983
   Number of new claims during the year........     3,856        4,636        5,898
   Settlement payments during the year (1)..... $    56.1    $    46.0    $    37.0

--------

(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses.

      The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

      The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

      The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

   particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

      The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and
   (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

      Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2014, Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims to $690 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2015.

 Regulatory Matters

   The Company receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA"). The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

  In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida

   In July 2010, the Environmental Protection Agency ("EPA") advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

 at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. In September 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party have agreed to be responsible for certain environmental testing at the Chemform Site. The Company estimates that its costs for the environmental testing will not exceed $100,000. The September 2012 Administrative Order on Consent does not resolve the EPA's claim for past clean-up costs. The EPA may seek additional costs if the environmental testing identifies issues. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

  Sales Practices Regulatory Matters.

   Regulatory authorities in a number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, NELICO and GALIC. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices-related investigations or inquiries.

 Unclaimed Property Litigation

  West Virginia Lawsuits

   On September 20, 2012, the West Virginia Treasurer filed an action against Metropolitan Life Insurance Company in West Virginia state court (West Virginia ex rel. John D. Perdue v. Metropolitan Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-295) alleging that Metropolitan Life Insurance Company violated the West Virginia Uniform Unclaimed Property Act (the "Act"), seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On November 21, 2012 and January 9, 2013, the Treasurer filed substantially identical suits against NELICO and GALIC, respectively. On June 16, 2015, the West Virginia Supreme Court of Appeals reversed the Circuit Court's order that had granted defendants' motions to dismiss the actions and remanded them to the Circuit Court for further proceedings. The defendants intend to defend these actions vigorously.

 Total Control Accounts Litigation

   Metropolitan Life Insurance Company is a defendant in a lawsuit related to its use of retained asset accounts, known as TCA, as a settlement option for death benefits.

  Owens v. Metropolitan Life Insurance Company (N.D. Ga., filed April 17, 2014)

    Plaintiff filed this putative class action lawsuit on behalf of all persons for whom Metropolitan Life Insurance Company established a TCA to pay death benefits under an ERISA plan. The action alleges that Metropolitan Life Insurance Company's use of the TCA as the settlement option for life insurance benefits

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

  under some group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiff seeks disgorgement of profits that Metropolitan Life Insurance Company realized on accounts owned by members of the putative class. The court denied Metropolitan Life Insurance Company's motion to dismiss the complaint. The Company intends to defend this action vigorously.

  Reinsurance Litigation

  Robainas, et al. v. Metropolitan Life Ins. Co. (S.D.N.Y., December 16, 2014)

    Plaintiffs filed this putative class action lawsuit on behalf of themselves and all persons and entities who, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by Metropolitan Life Insurance Company from 2009 through 2014 (the "Policies"). Two similar actions were subsequently filed, Yale v. Metropolitan Life Ins. Co. (S.D.N.Y., January 12, 2015) and International Association of Machinists and Aerospace Workers District Lodge 15 v. Metropolitan Life Ins. Co. (E.D.N.Y., February 2, 2015). Both of these actions were consolidated with the Robainas action. The consolidated complaint alleges that Metropolitan Life Insurance Company inadequately disclosed in its statutory annual statements that certain reinsurance transactions with affiliated reinsurance companies were collateralized using "contractual parental guarantees," and thereby allegedly misrepresented its financial condition and the adequacy of its reserves. The lawsuit sought recovery under Section 4226 of the New York Insurance Law of a statutory penalty in the amount of the premiums paid for the Policies. On October 9, 2015, the court granted Metropolitan Life Insurance Company's motion to dismiss the consolidated complaint, finding that plaintiffs lacked
  Article III standing because they did not allege any concrete injury as a result of the alleged conduct. Plaintiffs appealed this decision to the Second Circuit Court of Appeals.

  Intoccia v. Metropolitan Life Ins. Co. (S.D.N.Y., April 20, 2015)

    Plaintiffs filed this putative class action on behalf of themselves and all persons and entities who, directly or indirectly, purchased, renewed or paid premiums for Guaranteed Benefits Insurance Riders attached to variable annuity contracts with Metropolitan Life Insurance Company from 2009 through 2015 (the "Annuities"). The court consolidated Weilert v. Metropolitan Life Ins. Co. (S.D.N.Y., April 30, 2015) with the Intoccia case, and the consolidated, amended complaint alleges that Metropolitan Life Insurance Company inadequately disclosed in its statutory annual statements that certain reinsurance transactions with affiliated reinsurance companies were collateralized using "contractual parental guarantees," and thereby allegedly misrepresented its financial condition and the adequacy of its reserves. The lawsuits seek recovery under Section 4226 of the New York Insurance Law of a statutory penalty in the amount of the premiums paid for Guaranteed Benefits Insurance Riders attached to the Annuities. The Court granted Metropolitan Life Insurance Company's motion to dismiss, adopting the reasoning of the Robainas decision. Plaintiffs appealed this decision to the Second Circuit Court of Appeals.

  Other Litigation

  McGuire v. Metropolitan Life Insurance Company (E.D. Mich., filed February 22, 2012)

    This lawsuit was filed by the fiduciary for the Union Carbide Employees' Pension Plan and alleges that Metropolitan Life Insurance Company, which issued annuity contracts to fund some of the benefits the Plan provides, engaged in transactions that ERISA prohibits and violated duties under ERISA and federal common

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

  law by determining that no dividends were payable with respect to the contracts from and after 1999. On August 8, 2014, the court denied the parties' motions for summary judgment. The court has set a June 6, 2016 trial date.

  Sun Life Assurance Company of Canada Indemnity Claim

    In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed a lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that were transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed but subsequently agreed to withdraw the appeal and consider the indemnity claim through arbitration. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Fehr v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life in May 2013, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. These sales practices cases against Sun Life are ongoing and the Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

  Fauley v. Metropolitan Life Insurance Co., et al. (Circuit Court of the 19th Judicial Circuit, Lake County, Ill., July 3, 2014).

    Plaintiffs filed this lawsuit against defendants, including Metropolitan Life Insurance Company and a former MetLife financial services representative, alleging that the defendants sent unsolicited fax advertisements to plaintiff and others in violation of the Telephone Consumer Protection Act, as amended by the Junk Fax Prevention Act, 47 U.S.C. (S) 227. The court issued a final order certifying a nationwide settlement class and approving a settlement under which Metropolitan Life Insurance Company has agreed to pay up to $23 million to resolve claims as to fax ads sent between August 23, 2008 and August 7, 2014. On March 23, 2016, the intermediate appellate court affirmed the trial court's order.

  Voshall v. Metropolitan Life Ins. Co. (Superior Court of the State of California, County of Los Angeles, April 8, 2015)

    Plaintiff filed this putative class action lawsuit on behalf of himself and all persons covered under a long-term group disability income insurance policy issued by Metropolitan Life Insurance Company to public

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

  entities in California between April 8, 2011 and April 8, 2015. Plaintiff alleges that Metropolitan Life Insurance Company improperly reduced benefits by including cost of living adjustments and employee paid contributions in the employer retirement benefits and other income that reduces the benefit payable under such policies. Plaintiff asserts causes of action for declaratory relief, violation of the California Business & Professions Code, breach of contract and breach of the implied covenant of good faith and fair dealing. The Company intends to defend this action vigorously.

  Martin v. Metropolitan Life Insurance Company, (Superior Court of the State of California, County of Contra Costa, filed December 17, 2015)

    Plaintiffs filed this this putative class action lawsuit on behalf of themselves and all California persons who have been charged compound interest by Metropolitan Life Insurance Company in life insurance policy and/or premium loan balances within the last four years. Plaintiffs allege that Metropolitan Life Insurance Company has engaged in a pattern and practice of charging compound interest on life insurance policy and premium loans without the borrower authorizing such compounding, and that this constitutes an unlawful business practice under California law. Plaintiff asserts causes of action for declaratory relief, violation of California's Unfair Competition Law and Usury Law, and unjust enrichment. Plaintiff seeks declaratory and injunctive relief, restitution of interest, and damages in an unspecified amount. The Company intends to defend this action vigorously.

  Lau v. Metropolitan Life Insurance Co. (S.D.N.Y. filed, December 3, 2015)

    This putative class action lawsuit was filed by a single defined contribution plan participant on behalf of all ERISA plans whose assets were invested in Metropolitan Life Insurance Company's "Group Annuity Contract Stable Value Funds" within the past six years. The suit alleges breaches of fiduciary duty under ERISA and challenges the "spread" with respect to the stable value fund group annuity products sold to retirement plans. The allegations focus on the methodology Metropolitan Life Insurance Company uses to establish and reset the crediting rate, the terms under which plan participants are permitted to transfer funds from a stable value option to another investment option, the procedures followed if an employer terminates a contract, and the level of disclosure provided. Plaintiff seeks declaratory and injunctive relief, as well as damages in an unspecified amount. The Company intends to defend this action vigorously.

  Sales Practices Claims

    Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds, other products or the misuse of client assets. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

    Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

  limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

    It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

  Assets and liabilities held for insolvency assessments were as follows:

                                                                         December 31,
                                                                        ---------------
                                                                         2015    2014
                                                                        ------- -------
                                                                         (In millions)
Other Assets:
 Premium tax offset for future discounted and undiscounted assessments. $    29 $    34
 Premium tax offsets currently available for paid assessments..........      50      65
                                                                        ------- -------
                                                                        $    79 $    99
                                                                        ======= =======
Other Liabilities:
 Insolvency assessments................................................ $    43 $    50
                                                                        ======= =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)


Commitments

 Leases

   The Company, as lessee, has entered into various lease and sublease agreements for office space, information technology, aircrafts and other equipment. Future minimum gross rental payments relating to these lease arrangements are as follows:

                                          Amount
                                       -------------
                                       (In millions)
                           2016.......     $    241
                           2017.......          202
                           2018.......          189
                           2019.......          160
                           2020.......          154
                           Thereafter.          859
                                           --------
                            Total.....     $  1,805
                                           ========

   Total minimum rentals to be received in the future under non-cancelable subleases were $93 million as of December 31, 2015.

 Mortgage Loan Commitments

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $4.2 billion and $3.9 billion at December 31, 2015 and 2014, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

    The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.4 billion and $3.6 billion at December 31, 2015 and 2014, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Contingencies, Commitments and Guarantees (continued)

cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.2 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company's recorded liabilities were $4 million and $3 million at December 31, 2015 and 2014, respectively, for indemnities, guarantees and commitments.

18. Quarterly Results of Operations (Unaudited)

  The unaudited quarterly results of operations for 2015 and 2014 are summarized in the table below:

                                                                        Three Months Ended
                                                           ---------------------------------------------
                                                           March 31, June 30, September 30, December 31,
                                                           --------- -------- ------------- ------------
                                                                           (In millions)
2015
Total revenues............................................ $  9,862  $  8,833   $  10,772    $   9,304
Total expenses............................................ $  8,170  $  7,945   $   9,637    $   8,480
Income (loss) from continuing operations, net of income
  tax..................................................... $  1,190  $    668   $     268    $     631
Income (loss) from discontinued operations, net of income
  tax..................................................... $     --  $     --   $      --    $      --
Net income (loss)......................................... $  1,190  $    668   $     268    $     631
Less: Net income (loss) attributable to noncontrolling
  interests............................................... $      1  $      6   $      (8)   $       1
Net income (loss) attributable to Metropolitan Life
  Insurance Company....................................... $  1,189  $    662   $     276    $     630
2014
Total revenues............................................ $  9,037  $  9,252   $   9,857    $  10,585
Total expenses............................................ $  7,889  $  8,210   $   8,017    $   9,224
Income (loss) from continuing operations, net of income
  tax..................................................... $    828  $    749   $   1,303    $     979
Income (loss) from discontinued operations, net of income
  tax..................................................... $     (3) $     --   $      --    $      --
Net income (loss)......................................... $    825  $    749   $   1,303    $     979
Less: Net income (loss) attributable to noncontrolling
  interests............................................... $      1  $     --   $      (7)   $       1
Net income (loss) attributable to Metropolitan Life
  Insurance Company....................................... $    824  $    749   $   1,310    $     978

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

19. Related Party Transactions


Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.1 billion, $2.1 billion and $2.4 billion for the years ended December 31, 2015, 2014 and 2013, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $135 million, $129 million and $127 million for the years ended December 31, 2015, 2014 and 2013, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $151 million, $177 million and $142 million for the years ended December 31, 2015, 2014 and 2013, respectively.

  The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.5 billion, $1.8 billion and $1.4 billion for the years ended December 31, 2015, 2014 and 2013, respectively, and were reimbursed to the Company by these affiliates.

  The Company had net payables to affiliates, related to the items discussed above, of $282 million and $169 million at December 31, 2015 and 2014, respectively.

  See Notes 6, 8, 9, 12, 13 and 15 for additional information on related party transactions.

20. Subsequent Events

Common Stock Dividend

  On March 15, 2016, Metropolitan Life Insurance Company paid an ordinary cash dividend to MetLife, Inc. of $1.5 billion.

Sales Distribution Services

  On February 28, 2016, MetLife, Inc. entered into a purchase agreement with Massachusetts Mutual Life Insurance Company ("MassMutual") pursuant to which MassMutual will acquire MetLife's U.S. Retail advisor force, the MetLife Premier Client Group, together with its affiliated broker-dealer, MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, Inc., and certain related assets. As part of the transaction, MetLife, Inc. and MassMutual have also agreed to enter into a product development agreement under which MetLife's U.S. Retail business will be the exclusive developer of certain annuity products to be issued by MassMutual. The transaction is subject to certain closing conditions, including regulatory approval.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

20. Subsequent Events (continued)


The Separation

  On January 12, 2016, MetLife, Inc. announced its plan to pursue the Separation. MetLife is currently evaluating structural alternatives for the proposed Separation, including a public offering of shares in an independent, publicly traded company, a spin-off, or a sale. The completion of a public offering would depend on, among other things, the SEC filing and review process, as well as market conditions. Any Separation that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. MetLife expects that the life insurance closed block and the life and annuity business sold through Metropolitan Life Insurance Company will not be a part of the Separation. Metropolitan Life Insurance Company would no longer write new retail life and annuity business post-Separation.

                      Metropolitan Life Insurance Company
            (A Wholly-Owned Subsidiary of MetLife, Inc.) Schedule I

                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2015

                                 (In millions)

                                                                                    Amount at
                                                    Cost or       Estimated Fair  Which Shown on
                                               Amortized Cost (1)     Value       Balance Sheet
Types of Investments                           ------------------ -------------- ----------------
Fixed maturity securities:
 Bonds:
   U.S. Treasury and agency securities........   $         36,183       $ 39,693 $         39,693
   Public utilities...........................             10,186         10,681           10,681
   State and political subdivision securities.              6,070          6,974            6,974
   Foreign government securities..............              3,178          3,606            3,606
   All other corporate bonds..................             75,375         76,682           76,682
                                                 ----------------       -------- ----------------
     Total bonds..............................            130,992        137,636          137,636
 Mortgage-backed and asset-backed securities..             36,407         37,061           37,061
 Redeemable preferred stock...................                962            989              989
                                                 ----------------       -------- ----------------
       Total fixed maturity securities........            168,361        175,686          175,686
                                                 ----------------       -------- ----------------
Trading and fair value option securities......                463            431              431
                                                 ----------------       -------- ----------------
Equity securities:
 Common stock:
   Industrial, miscellaneous and all other....              1,103          1,066            1,066
   Public utilities...........................                195            177              177
 Non-redeemable preferred stock...............                687            706              706
                                                 ----------------       -------- ----------------
       Total equity securities................              1,985          1,949            1,949
                                                 ----------------       -------- ----------------
Mortgage loans held-for-investment............             53,722                          53,722
Policy loans..................................              8,134                           8,134
Real estate and real estate joint ventures....              5,968                           5,968
Real estate acquired in satisfaction of debt..                 40                              40
Other limited partnership interests...........              4,088                           4,088
Short-term investments........................              5,595                           5,595
Other invested assets.........................             16,869                          16,869
                                                 ----------------                ----------------
       Total investments......................   $        265,225                $        272,482
                                                 ================                ================

--------

(1)The Company's trading and FVO securities portfolio is mainly comprised of fixed maturity and equity securities, including mutual funds and, to a lesser extent, short-term investments and cash and cash equivalents. Cost or amortized cost for fixed maturity securities and mortgage loans held-for-investment represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and adjusted for valuation allowances and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                       December 31, 2015, 2014 and 2013

                                 (In millions)

                              Future Policy Benefits,
                               Other Policy-Related
                       DAC         Balances and       Policyholder Policyholder
                       and     Policyholder Dividend    Account     Dividends       Unearned       Unearned
Segment                VOBA         Obligation          Balances     Payable    Premiums (1), (2) Revenue (1)
-------------------- -------- ----------------------- ------------ ------------ ----------------- -----------
2015
Retail.............. $  5,630       $   64,197         $  30,204      $  624         $   36         $  522
Group, Voluntary &
  Worksite Benefits.      303           21,477             8,193          --            269             --
Corporate Benefit
  Funding...........      105           41,696            56,023          --             --             33
Corporate & Other...        5              528                --          --              3             --
                     --------       ----------         ---------      ------         ------         ------
 Total.............. $  6,043       $  127,898         $  94,420      $  624         $  308         $  555
                     ========       ==========         =========      ======         ======         ======
2014
Retail.............. $  5,544       $   64,965         $  30,058      $  615         $   35         $  527
Group, Voluntary &
  Worksite Benefits.      324           20,500             8,305          --            321             --
Corporate Benefit
  Funding...........      106           40,414            57,539          --             --             41
Corporate & Other...        1              518                --          --             --             --
                     --------       ----------         ---------      ------         ------         ------
 Total.............. $  5,975       $  126,397         $  95,902      $  615         $  356         $  568
                     ========       ==========         =========      ======         ======         ======
2013
Retail.............. $  5,990       $   62,912         $  30,434      $  601         $   36         $  507
Group, Voluntary &
  Worksite Benefits.      333           19,460             8,575          --            236             --
Corporate Benefit
  Funding...........       93           36,452            53,489          --             --             31
Corporate & Other...       --              581                --          --              1             --
                     --------       ----------         ---------      ------         ------         ------
Total............... $  6,416       $  119,405         $  92,498      $  601         $  273         $  538
                     ========       ==========         =========      ======         ======         ======

--------

(1)Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2)Includes premiums received in advance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (continued)
                       December 31, 2015, 2014 and 2013

                                 (In millions)

                                                              Policyholder    Amortization of
                                                              Benefits and        DAC and
                                Premiums and                   Claims and          VOBA
                               Universal Life       Net     Interest Credited   Charged to       Other
                             and Investment-Type Investment  to Policyholder       Other       Operating
Segment                      Product Policy Fees   Income   Account Balances     Expenses     Expenses (1)
---------------------------- ------------------- ---------- ----------------- --------------- ------------
2015
Retail......................      $   5,758      $   5,039      $   6,320         $  691        $  2,691
Group, Voluntary & Worksite
  Benefits..................         15,439          1,655         14,125             32           2,234
Corporate Benefit Funding...          3,205          4,850          6,185             20             459
Corporate & Other...........            116             33             80             (1)          1,396
                                  ---------      ---------      ---------         ------        --------
 Total......................      $  24,518      $  11,577      $  26,710         $  742        $  6,780
                                  =========      =========      =========         ======        ========
2014
Retail......................      $   5,640      $   5,150      $   6,170         $  652        $  2,619
Group, Voluntary & Worksite
  Benefits..................         15,097          1,618         13,977             26           2,155
Corporate Benefit Funding...          2,985          4,780          5,805             17             458
Corporate & Other...........            128            345             77             --           1,384
                                  ---------      ---------      ---------         ------        --------
 Total......................      $  23,850      $  11,893      $  26,029         $  695        $  6,616
                                  =========      =========      =========         ======        ========
2013
Retail......................      $   5,456      $   5,077      $   6,059         $  217        $  2,956
Group, Voluntary & Worksite
  Benefits..................         14,420          1,594         13,346             25           2,005
Corporate Benefit Funding...          2,886          4,585          5,813             19             461
Corporate & Other...........             76            529             67             --           1,510
                                  ---------      ---------      ---------         ------        --------
 Total......................      $  22,838      $  11,785      $  25,285         $  261        $  6,932
                                  =========      =========      =========         ======        ========

--------

(1)Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

  See Note 2 of the Notes to the Consolidated Financial Statements for information on certain segment reporting changes during the first quarter of 2015, which were retrospectively applied.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV
                           Consolidated Reinsurance
                       December 31, 2015, 2014 and 2013

                                 (In millions)

                                                                             % Amount
                                                                             Assumed
                             Gross Amount   Ceded     Assumed    Net Amount   to Net
                             ------------ ---------- ---------- ------------ --------
2015
Life insurance in-force..... $  3,035,399 $  361,355 $  811,435 $  3,485,479     23.3%
                             ============ ========== ========== ============
Insurance premium
Life insurance (1).......... $     14,449 $    1,143 $    1,638 $     14,944     11.0%
Accident & health insurance.        7,048         99         41        6,990      0.6%
                             ------------ ---------- ---------- ------------
 Total insurance premium.... $     21,497 $    1,242 $    1,679 $     21,934      7.7%
                             ============ ========== ========== ============
2014
Life insurance in-force..... $  2,935,363 $  372,886 $  830,980 $  3,393,457     24.5%
                             ============ ========== ========== ============
Insurance premium
Life insurance (1).......... $     14,135 $    1,159 $    1,630 $     14,606     11.2%
Accident & health insurance.        6,828         93         43        6,778      0.6%
                             ------------ ---------- ---------- ------------
 Total insurance premium.... $     20,963 $    1,252 $    1,673 $     21,384      7.8%
                             ============ ========== ========== ============
2013
Life insurance in-force..... $  2,940,853 $  401,576 $  844,946 $  3,384,223     25.0%
                             ============ ========== ========== ============
Insurance premium
Life insurance (1).......... $     13,820 $    1,187 $    1,423 $     14,056     10.1%
Accident & health insurance.        6,470         97         46        6,419      0.7%
                             ------------ ---------- ---------- ------------
 Total insurance premium.... $     20,290 $    1,284 $    1,469 $     20,475      7.2%
                             ============ ========== ========== ============

--------

(1)Includes annuities with life contingencies.

  For the year ended December 31, 2015, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $23.1 billion and $276.7 billion, respectively, and life insurance premiums of $40 million and $701 million, respectively. For the year ended December 31, 2014, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $23.9 billion and $277.9 billion, respectively, and life insurance premiums of $36 million and $681 million, respectively. For the year ended December 31, 2013, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $26.1 billion and $259.6 billion, respectively, and life insurance premiums of $45 million and $451 million, respectively.

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                                    PART C.



                               OTHER INFORMATION
-----------------



ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


(a)        Financial Statements

   The financial statements comprising each of the Subaccounts of the Separate Account are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4. The financial statements of the Separate Account include:

     Report of Independent Registered Public Accounting Firm,


     Statements of Assets and Liabilities as of December 31, 2015.

     Statements of Operations for the year ended December 31, 2015.

     Statements of Changes in Net Assets for the years ended December 31, 2015 and 2014.


     Notes to the Financial Statements.

   The consolidated financial statements of the Company are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4. The consolidated financial statements of the Company include:

     Independent Auditors' Report


     Consolidated Balance Sheets as of December 31, 2015 and 2014.

     Consolidated Statements of Operations for the years ended December 31, 2015, 2014 and 2013.

     Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2015, 2014 and 2013.

     Consolidated Statements of Stockholder's Equity for the years ended December 31, 2015, 2014 and 2013.

     Consolidated Statements of Cash Flows for the years ended December 31, 2015, 2014 and 2013.


     Notes to the Consolidated Financial Statements.

   The consolidated financial statements of the Metropolitan Life Insurance Company, as a party to a Net Worth Maintenance Agreement with the Company are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4. The consolidated financial statements of Metropolitan Life Insurance Company include:


     Report of Independent Registered Public Accounting Firm

     Consolidated Balance Sheets as of December 31, 2015 and 2014.

     Consolidated Statements of Operations for the years ended December 31, 2015, 2014 and 2013.

     Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2015, 2014 and 2013.

     Consolidated Statements of Equity for the years ended December 31, 2015, 2014 and 2013.

     Consolidated Statements of Cash Flows for the years ended December 31, 2015, 2014 and 2013.


     Notes to the Consolidated Financial Statements.


     Financial Statement Schedules



(b)        Exhibits

   (1) Resolutions of the Board of Directors of New England Variable Life Insurance Company, the Depositor, establishing the New England Variable Life Separate Account (effective July 1, 1994), the Registrant, are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

   (2)         None.

   (3) (i) Form of Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No.033-85442) filed on May 1, 1998.

   (ii) Form of Selling Agreement with other broker-dealers is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

   (iii) Additional Form of Selling Agreement with broker-dealers is incorporated herein by reference to Registration Statement on Form N-4 (No. 033- 64879) filed on December 11, 1995.

   (iv) Additional Forms of Selling Agreement are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 30, 1997.

   (v) Form of Retail Sales Agreement MLIDC 7-1-05 (LTC) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 26, 2006.


   (vi) Form of Principal Underwriting Agreement between New England Life Insurance Company and MetLife Investors Distribution Company are incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-4 (333-51676) filed on April 29, 2015.

   (vii) Form of Enterprise Selling Agreement (09-12) (MetLife Investors Distribution Company are incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-4 (333-51676) filed on April 29, 2015.


   (4) (i) Form of Variable Annuity Contract is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

   (ii)        Forms of Endorsements (TSA, Simple IRA, Living Benefits and
               Section 1035 Exchange, Contract Loan, Roth IRA, 72(s) and IRA) are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

   (iii) Forms of Endorsement (Death Benefit, Contract Loan and Company Name Change) are incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (No. 033-85442) filed on June 30, 1998.

   (iv) Form of Endorsement (IRA) is incorporated herein by reference to Post- Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 033- 85442) filed on January 21, 1999.

   (v) Forms of Endorsement (Dollar Cost Averaging and 72(s)) are incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 28, 1999.

   (vi) Form of Endorsements (TSA and Death Benefit) are incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 27, 2000.

   (vii) Form of Endorsement (Extension of Maturity Age- Pennsylvania) is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 19, 2001.

   (viii) Forms of Endorsements (VE-AMF-1 (05/01) and VE-AMF-2 (05/01) Mortality and Expense Charge) are incorporated herein by reference to Post- Effective Amendment No. 12 to the Registration Statement on Form N-4 (No. 033- 85442) filed on February 28, 2001.

   (ix) Forms of Endorsements: Tax Sheltered Annuity Endorsement NEL-398.2(09/02); 401 Plan Endorsement NEL-401.2 (09/02); Simple
               Individual Retirement Annuity Endorsement (NEL-439.1 (09/02); Roth Individual Retirement Annuity Endorsement NEL-446.2 (09/02) are incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement of New England Variable Annuity Separate Account on form N-4 (No. 333-51676/811-8828) filed on April 25, 2003.

   (x) Form of Endorsement: Individual Retirement Annuity Endorsement NEL 408.2 (9/02) is incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 29, 2004.

   (xi) Form of Spousal Continuation Endorsement NL-GMIB (2-10)-E is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 22, 2010.

   (xii) Form of Tax-Sheltered Annuity Endorsement is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 22, 2011.

   (5) (i) Form of Application is incorporated herein by reference to the Registration Statement on Form N-4 (No. 033-64879) filed on December 11, 1995.

   (ii) Additional Form of Application is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 21, 1999.

   (iii) Additional Form of Application is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 27, 2000.

   (iv) Form of Application (NEV APP-31 (02/2000) AGS is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 25, 2003.

   (6) (i)Amended and Restated Articles of Organization of Depositor dated August 30, 1996 (effective September 4, 1996) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 30, 1997.

   (ii) Amended and Restated By-Laws of Depositor are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.

   (iii) Amendments (dated December 2, 1998) to Amended and Restated Articles of Organization of Depositor are incorporated herein by reference to Post- Effective Amendment No. 9 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 28, 1999.

   (iv)        Amended and Restated By-Laws of Depositor (effective March 16,
               2001) are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 27, 2001.

   (7) (a)Form of Automatic Reinsurance Agreement between New England Life Insurance Company and Exeter Reassurance Company Ltd. Agreement No. , effective April 1, 2001 and dated June 26, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement
     on Form N-4 (No. 333-51676) filed on April 25, 2003.

   (8) (i)Form of Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement of Metropolitan Series Fund, Inc. on Form
     N-1A (File No. 2-80751) filed April 6, 2000.

   (ii) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company dated May 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 19, 2001.

   (iii) Participation Agreement among New England Zenith Fund, New England Investment Management, Inc., New England Securities Corporation and New England Life Insurance Company dated May 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 033-85442) filed on January 19, 2001.

   (iv) (a)Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, Met Investors Distribution Company and New England Life Insurance Company dated April 30, 2001 is incorporated herein by reference to the initial Registration Statement (No. 333-73676) of the New England Variable Life Separate Account on Form S-6 filed on November 19, 2001.

   (b) First Amendment to the Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company dated May 1, 2001 as amended on May 1, 2009 is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (No. 33-85442) filed on April 21, 2009.

   (v) (a)Fund Participation Agreement among American Funds Insurance Series, Capital Research and Management Company, and New England Life Insurance Company dated April 30, 2001 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (No. 333-51676/811- 8828) filed on May 15, 2001.

   (b) Amendment to the Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 22, 2011.

   (vi) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance Company and New England Life Insurance Company dated July 1, 2004 is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 333-51676) filed on October 20, 2005.

   (vii) Net Worth Maintenance Agreement between Metropolitan Life Insurance Company and New England Life Insurance Company (effective August 30, 1996) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (No. 333-51676) filed on April 26, 2006.

   (viii) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Investors LLC, MetLife Securities, Inc. and New England Life Insurance Company, dated April 30, 2007 is incorporated herein by reference to Post Effective Amendment No. 13 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 20, 2007.

   (ix) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors, LLC, MetLife Investors Distribution Company and New England Life Insurance Company dated August 31, 2007 is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 22, 2008.

   (9) Opinion and Consent of Marie C. Swift, Esq. (NELICO) is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 29, 2004.

   (10) Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP) (filed herewith).

   (11)        None

   (12)        None

   (13) Schedules of Computations for Performance Quotations are incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (No. 033-85442) filed on June 30, 1998.


   (14)(i) Powers of Attorney for Eric T. Steigerwalt, Steven H. Ashton, Kimberly Berwanger, Peter M. Carlson, Gene L. Lunman, Kumar Das Gupta, and Meghan S. Doscher are incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 (No. 033-85442) filed on April 28, 2015.

     (ii) Power of Attorney for Anne Belden (filed herewith)

     Item 25 Directors and Officers of the Depositor

NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH DEPOSITOR
-------------------------------------   --------------------------------------------------------------
Eric T. Steigerwalt                     Chairman of the Board, President, Chief Executive Officer and
11225 North Community House Road,       Director
Charlotte, NC 28277




Kimberly A. Berwanger       Director
MetLife,
1095 Avenue of Americas,
New York, NY 10036



Peter M. Carlson            Director, Executive Vice President and Chief Accounting Officer
MetLife,
1095 Avenue of Americas,
New York, NY 10036



Kumar Das Gupta                      Director
11225 North Community House Road,
Charlotte, NC 28277




Gene L. Lunman                       Director
11225 North Community House Road,
Charlotte, NC 28277





Jeffrey P. Halperin                  Director
11225 North Community House Road,
Charlotte, NC 28277





Christine M. DeBiase                    Director, Senior Vice President and Chief Legal OfficerDirector
11225 North Community House Road,
Charlotte, NC 28277Meghan S. Doscher
11225 North Community House Road,
Charlotte, NC 28277




Gene L. Lunman                       Director
11225 North Community House Road,
Charlotte, NC 28277



Tyla L. Reynolds          Vice President and Secretary
600 North King Street,
Wilmington, DE 19801



Alan C. Leland, Jr.       Senior Vice President
New England Financial,
One Financial Center,
Boston, MA 02111



Steven J. Brash                Senior Vice President and Tax Director
277 Park Avenue, 46th Floor
New York, NY 10172



Robin F. Lenna         Executive Vice President
200 Park Ave.
New York, NY 10166

Marlene Beverly Debel          Senior Vice President and Treasurer
1095 Avenue of the Americas
New York, NY 10036



Paul A. LaPiana                      Senior Vice President
11225 North Community House Road,
Charlotte, NC 28277



Jason P. Manske          Senior Vice President and Chief Hedging Officer
10 Park Avenue,
Morristown, NJ 07962




Anne M. Belden                 Vice President and Chief Financial Officer)
MetLife Plaza,
27-01 Queens Plaza North,
Long Island City, NY 11101




Roberto Baron               Senior Vice President
MetLife,
1095 Avenue of Americas,
New York, NY 10036



Stewart Ashkenazy           Vice President and Senior Actuary and Illustration Actuary
MetLife,
1095 Avenue of Americas,
New York, NY 10036



Andrew Kaniuk             Vice President and Senior Actuary
501 Route 22,
Bridgewater, NJ 08807



Frans W. Tegroen         Vice President and Actuary and Appointed Actuary
1300 Hall Boulevard,
Bloomfield, CT 06002



James J. Reilly          Vice President, Finance
One Financial Center,
Boston, MA 02111

ITEM 26 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

The Registrant is a separate account of New England Life Insurance Company under Massachusetts Insurance law. New England Life Insurance Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those entities that are controlled by MetLife Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF December 31, 2015

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2015. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans LLC (DE)

C.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

D. MetLife Chile Inversiones Limitada (Chile) - 72.35% of MetLife Chile Inversiones Limitada is owned by MetLife, Inc., 24.88% by American Life Insurance Company ("ALICO"), 2.76% is owned by Inversiones MetLife Holdco Dos Limitada and 0.01% is owned by Natiloportem Holdings, LLC and the rest by Third Parties.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.995% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.005% by International Technical and Advisory Services Limited ("ITAS").

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.9% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones Limitada and the remaining interest is owned by a third party.

            a) Legagroup S.A. (Chile) - 99% of Legagroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

      3. Inversiones MetLife Holdco Tres Limitada (Chile) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) AFP Provida S.A. - 41.959% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada., 41.959% is owned by Inversiones MetLife Holdco Tres Limitada, 10.7% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.

                  i) Provida Internacional S.A. - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

                        1) AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9997% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.01% by AFP Provida S.A.

      4. MetLife Chile Seguros Generales S.A. (Chile) - 99.98% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.02% is owned by Inversiones MetLife Holdco Dos Limitada.

E.    MetLife Securities, Inc. (DE)

F.    Enterprise General Insurance Agency, Inc. (DE)

G.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

H.    First MetLife Investors Insurance Company (NY)

I.    Newbury Insurance Company, Limited (DE)

J.    MetLife Investors Group, LLC (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

K.    Metropolitan Life Insurance Company ("MLIC") (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        1)     OMI MLIC Investments Limited (Cayman Islands)

      3.    Sandpiper Cove Associates II, LLC

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office, LLC (DE) - 73.0284% is owned by MLIC Asset Holdings II, LLC and 29.9716% is owned by MLIC CB Holdings LLC.

                  i) Mansell Retail, LLC (DE) - 73.0284% is owned by MLIC Asset Holdings II, LLC and 29.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    HPZ Assets LLC (DE)

      9.    Missouri Reinsurance, Inc. (Cayman Islands)

      10.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      11.   ML New River Village III, LLC (DE)

      12.   MetLife RC SF Member, LLC (DE)

      13.   MetLife Private Equity Holdings, LLC (DE)

      14.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC ("LISF")(DE) - 9.61% membership interest is held by MetLife Renewables Holding, LLC and 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital Limited Partnership has 100% beneficial interest.

                  ii)   Met Canada Solar ULC (Canada)

      15.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      16.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      17.   MetLife Investments Asia Limited (Hong Kong)

      18. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      19. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      20.   New England Life Insurance Company (MA)

      21.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      22.   Corporate Real Estate Holdings, LLC (DE)

      23. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      24.   MetLife Tower Resources Group, Inc. (DE)

      25.   Headland-Pacific Palisades, LLC (CA)

      26. Headland Properties Associates (CA) - 99% is owned by Metropolitan Life Insurance Company and 1% is owned by Headland-Pacific Palisades, LLC.

      27.   WFP 1000 Holding Company GP, LLC (DE)

      28.   White Oak Royalty Company (OK)

      29.   500 Grant Street GP LLC (DE)

      30. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      31. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

            a) HMS Master Limited Partnership (DE) - 60% LP interest of HMS Master Limited Partnership is owned by MetLife Mall Ventures Limited Partnership. A 40% LP interest is owned by a third party. Metropolitan Tower Realty Company, Inc. is the GP.

                 i)   HMS Southpark Residential LLC (DE)


      32.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Associates LLC (DE)

      33.   Euro CL Investments, LLC (DE)

      34.   MEX DF Properties, LLC (DE)

      35. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.

      36.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      37.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      38.   MLIC Asset Holdings LLC (DE)

      39.   85 Broad Street Mezzanine LLC (DE)

      40.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth Retail Holding LLC (DE)

            b)   The Building at 575 Fifth Retail Owner LLC (DE)

      41.   ML Bridgeside Apartments LLC (DE)

      42. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      43.   MLIC CB Holdings LLC (DE)

      44. LAR Vivienda XVII, S. de R.L. de C.V. (Mexico) - 99.99% of LAR Vivienda XVII S. de R.L. de C.V. is owned by MEX DF Properties, LLC and 0.01% is owned by Euro CL Investments LLC.

      45.   The Worthington Series Trust (DE)

      46. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 31.707% by MetLife Insurance Company USA and 4.878% by General American Life Insurance Company.

      47.   Oconee Hotel Company, LLC (DE)

      48.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      49.   1201 TAB Manager, LLC (DE)

      50. MetLife 1201 TAB Member, LLC (DE) - 69.66% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 27.24% is owned by MetLife Insurance Company USA and 3.10% is owned by Metropolitan Property and Casualty Insurance Company.

      51. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Insurance Company USA and 10.99% is owned by New
            England Life Insurance Company.

      52.   Ashton Southend GP, LLC (DE)

      53. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      54. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      55. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56.   Ardrey Kell Townhomes, LLC (DE)

      57.   Boulevard Residential, LLC (DE)

      58.   465 N. Park Drive, LLC (DE)

      59.   Ashton Judiciary Square, LLC (DE)

      60. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      61. 1900 McKinney Properties, LP (DE) - 99.9% LP interest of 1900 McKinney Properties, LP is owned by MLIC and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      62.   Marketplace Residences, LLC (DE)

      63.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      64.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      65.   Haskell East Village, LLC (DE)

      66. MetLife Cabo Hilton Member, LLC (DE) - 54.129% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company, 28.971% by MetLife Insurance Company USA

      67.   ML Terraces, LLC (DE)

      68.   Chestnut Flats Wind, LLC (DE)

      69.   MetLife 425 MKT Member, LLC (DE)

      70.   MetLife OFC Member, LLC (DE)

      71. MetLife THR Investor, LLC (DE) - 85% of MetLife THR Investor, LLC is owned by MLIC and 15% is owned by MetLife Insurance Company USA.

      72. ML Southmore, LLC (DE) - 75.12% of ML Southmore, LLC is owned by MLIC and 24.88% is owned by MetLife Insurance Company USA.

      73. ML - AI MetLife Member 1, LLC (DE) - 83.675% of the membership interest is owned by MLIC, 10.563% by MetLife Insurance Company USA and 4.801% by Metropolitan Property and Casualty Insurance Company.

      74.   MetLife CB W/A, LLC (DE)

      75. MetLife Camino Ramon Member, LLC (DE) - 78.6% of MetLife Camino Ramon Member, LLC is owned by MLIC and 21.4% is owned by MetLife Insurance Company USA.

      76.   10700 Wilshire, LLC (DE)

      77.   Viridian Miracle Mile, LLC (DE)

      78. MetLife 555 12th Member, LLC (DE) - MetLife 555 12th Member, LLC is owned at 69.4% by MLIC, 25.2% by MetLife Insurance Company USA and 5.4% by GALIC.

      79.   MetLife OBS Member, LLC (DE)

      80.   MetLife 1007 Stewart, LLC (DE)

      81. ML-AI MetLife Member 2, LLC (DE) - 82% of ML-AI MetLife Member 2, LLC's ownership interest is owned by MLIC and 18% by MetLife Insurance Company USA.

      82.   MetLife Treat Towers Member, LLC (DE)

      83.   MetLife FM Hotel Member, LLC (DE)

            a)   LHCW Holdings (U.S.) LLC (DE)

                 i)   LHC Holdings (U.S.) LLC (DE)

                      1)    LHCW Hotel Holding LLC (DE)

                            aa)    LHCW Hotel Holding (2002) LLC (DE)

                            bb)    LHCW Hotel Operating Company (2002) LLC (DE)

      84. ML Mililani Member, LLC (DE)- is owned at 70% by MLIC, 25% by MetLife Insurance Company USA and 5% by General American Life Insurance Company.

      85.   MetLife SP Holdings, LLC (DE)

      86.   Buford Logistics Center, LLC (DE)

      87.   ML North Brand Member, LLC (DE)

      88.   MetLife Park Tower Member, LLC (DE)

            a)   Park Tower REIT, Inc. (DE)

                 i)   Park Tower JV Member, LLC (DE)

      89. MCPP Owners, LLC (DE) - 60.427% of MCPP Owners, LLC is owned by MLIC, 5.435% by MetLife Insurance Company USA, 0.603% by General American Life Insurance Company, 1.616% by Metropolitan Tower Life Insurance Company, 13.278% MTL Leasing, LLC, and 18.641% by Daniel/MetLife Midtown Atlanta Master Limited Liability Company.

      90.   MetLife HCMJV 1 GP, LLC (DE)

      91.   MetLife HCMJV 1 LP, LLC (DE)

L.    MetLife Capital Trust IV (DE)

M.    MetLife Insurance Company USA (DE)

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    MetLife Canadian Property Ventures LLC (NY)

      3.    Metropolitan Connecticut Property Ventures, LLC (DE)

      4.    Euro TI Investments LLC (DE)

      5.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Investments, L.P. (DE)

      6. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company USA.

      7.    MetLife USA Assignment Company (CT)

      8.    TIC European Real Estate LP, LLC (DE)

      9.    MetLife European Holdings, LLC (DE)

      10.   Euro TL Investments LLC (DE)

      11.   Corrigan TLP LLC (DE)

      12.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      13. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company USA and Metropolitan Life Insurance Company.

      14.   MetLife Renewables Holding, LLC (DE)

            a)    Greater Sandhill I, LLC (DE)

      15.   TLA Holdings II LLC (DE)

      16.   TLA Holdings III LLC (DE)

      17. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company USA and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

      18. Sino-US United MetLife Insurance Co., Ltd. (China) - Sino-US United MetLife Insurance Co., Ltd. is owned at 27.8% by MetLife Insurance Company USA, 22.2% by MLIC and 50% by a third party.

      19.   ML 1065 Hotel, LLC

      20.   Daniel/MetLife Midtown Atlanta Master Limited Liability
            Company (DE)

            a)    1075 Peachtree, LLC (DE)

N.    MetLife Reinsurance Company of South Carolina (SC)

O.    MetLife Investment Advisors, LLC (DE)

      1.   MetLife Alternatives GP, LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           b) MetLife International PE Fund II, LP (Cayman Islands) - 94.54% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.77% is owned by MetLife Limited (Hong Kong), 2.1% by MetLife Mexico, S.A. and 0.59% is owned by MetLife Insurance Company of Hong Kong Limited.

           c) MetLife International HF Partners, LP (Cayman Islands) - 88.22% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.47% is owned by MetLife Insurance Company of Korea Limited, 2.29% is owned by MetLife Limited (Hong Kong) and 0.02% is owned by MetLife Alternative, GP

           d) MetLife International PE Fund III, LP - 88.93% of the limited partnership interests of MetLife International PE Fund III LP is owned by MetLife Insurance K.K, 7.91% is owned by MetLife Insurance Company of Korea Limited, 2.61% is owned by MetLife Limited (Hong Kong), and 0.55% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 23.7%, General American Life Insurance Company owns 0.1% and MetLife Insurance Company USA owns 0.2%.

                i)   MetLife Core Property REIT, LLC (DE)

                     1) MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC also holds the following single-property limited liability companies: MCP Denver Pavilions Member, LLC, MCP SoCal Industrial-Springdale, LLC, MCP SoCal Industrial-Redondo, LLC, MCP SoCal Industrial-Concourse, LLC, MCP SoCal Industrial-Kellwood, LLC, MCP SoCal Industrial-Bernardo, LLC, MCP SoCal Industrial-Canyon, LLC, MCP SoCal Industrial-Anaheim, LLC, MCP SoCal Industrial-LAX, LLC, MCP SoCal Industrial-Fullerton, LLC, MCP SoCal Industrial-Ontario, LLC, MCP SoCal Industrial-Loker, LLC, MCP Paragon Point, LLC, MCP 4600 South Syracuse, LLC, MCP The Palms at Doral, LLC, MCP Waterford Atrium, LLC, MCP EnV Chicago, LLC, MCP 100 Congress, LLC, MCP 1900 McKinney, LLC, MCP 550 West Washington, LLC, MCP Main Street Village, LLC, MCP Lodge At Lakecrest LLC, MCP Ashton South End, LLC, MCP 3040 Post Oak, LLC, MCP Plaza at Legacy, LLC, MCP VOA Holdings, LLC, MCP VOA I & III, LLC, MCP VOA II, LLC, MCP Highland Park Lender, LLC, MCP Property Management, LLC, MCP One Westside, LLC, MCP 7 Riverway, LLC, MCP Trimble Campus, LLC, MCP 9020 Murphy Road, LLC, MCP DMCBP Phase II Venture LLC, MCP Buford Logistics Center 2 Member, LLC, and MCPF Acquisition, LLC, MCP 60 11th Street Member, LLC, MCP Magnolia Park Member, LLC, and MCP Fife Enterprise Member, LLC.

      4.   MIM Property Management, LLC (DE)

      5.   MetLife Commercial Mortgage Income Fund GP, LLC (DE)

           a) MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the "Fund"). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund:
                Metropolitan Life Insurance Company owns 29.2%, MetLife Insurance Company USA owns 9.7%, MetLife Insurance Co. of Korea, Ltd. owns 5.8%, MetLife Limited owns 3.1%, and Metropolitan Life Insurance Company of Hong Kong Limited owns .8%.

                i)   MetLife Commercial Mortgage REIT, LLC (DE)

                     1)   MetLife Commercial Mortgage Originator, LLC (DE)

                          aa)    MCMIF Holdco I, LLC (DE)

P.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

Q.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

R.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

S.    MetLife Capital Trust X (DE)

T.    Cova Life Management Company (DE)

U.    MetLife Reinsurance Company of Charleston (SC)

V.    MetLife Reinsurance Company of Vermont (VT)

W.    Delaware American Life Insurance Company (DE)

X.    Federal Flood Certification LLC (TX)

Y.    American Life Insurance Company (ALICO) (DE)

      1.    MetLife Insurance K.K. (Japan)

               a)  Communication One Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii)  ALICO European Holdings Limited (Ireland)

                        1)  ZAO Master D (Russia)

                            aa) Joint Stock Company MetLife Insurance Company (Russia) - 51% of Joint Stock Company MetLife Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding
                                 Company II GmbH.

                   iii) MetLife Asia Holding Company Pte. Ltd. (Singapore)

                       1) MetLife Innovation Centre Pte. Ltd. (Singapore)

                   iv) MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

                   v)  MetLife Investment Management Limited (United Kingdom)

                   vi) MetLife EU Holding Company Limited (Ireland)

                       1) MetLife Europe Limited (Ireland) - 95.78% of MetLife Europe Limited is owned by MetLife EU Holding Company Limited and 4.22% is owned by ALICO.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       2)  Agenvita S.r.l. (Italy)

                       3) MetLife Europe Insurance Limited (Ireland)- 93% of MetLife Europe Insurance Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       4)  MetLife Europe Services Limited (Ireland)

                       5)  MetLife Insurance Limited (United Kingdom)

                       6)  MetLife Limited (United Kingdom)

                       7)  MetLife Services, Sociedad Limitada (Spain)

                       8) MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

                       9)  MetLife Solutions S.A.S. (France)

                       10) Metropolitan Life Asigurari S.A. (Romania) -
                           99.9982018% of Metropolitan Life Asigurari S.A. is owned by MetLife EU Holding Company Limited and the remaining 0.0017982% is owned by ITAS.

                           aa) Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9836% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by Metropolitan Life Asigurari S.A. and 0.0164% is owned by MetLife Services Sp z.o.o.

                       11) MetLife Towarzystwo Ubezpieczen na Zycie I
                           Reasekuracji S.A. (Poland)

                           aa) MetLife Services Sp z.o.o. (Poland)

                           bb) MetLife Towarzystwo Funduszy Inwestycyjnych,
                               S.A. (Poland)

                           cc) MetLife Powszechne Towarzystwo Emerytalne S.A.
                               (Poland)

                       12) MetLife Holdings (Cyprus) Limited (Cyprus)

                           aa) American Life Insurance Company (CY) Limited (Cyprus)

                                i) Hellenic Alico Life Insurance Company, Ltd. (Cyprus) - 27.5% of Hellenic Alico Life Insurance Company, Ltd. Is owned by American Life Insurance Company (CY) Limited and the remaining is owned by a third party.

                       13) MetLife Services EOOD (Bulgaria)

                       14) MetLife Life Insurance S.A. (Greece)

                           aa) MetLife Mutual Fund Company (Greece) - 90% of MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. (Greece) and the remaining interests are owned by third parties.

                       15) First American-Hungarian Insurance Agency Limited
                           (Hungary)

                       16) ALICO Funds Central Europe sprav. Spol., a.s.
                           (Slovakia)

                       17) UBB-MetLife Zhivotozastrahovatelno Drujestvo AD
                           (Bulgaria) - 40% of UBB-MetLife
                           Zhivotozastrahovatelno Drujestvo AD is owned by MetLife EU Holding Company Limited and the rest by third parties.

                       18) Metropolitan Life Training and Consulting S.R.L.
                           (Romania) - 99.99% of Metropolitan Life Training & Consulting S.R.L is owned by MetLife EU Holding Company Limited and the remaining 0.01% is owned by MetLife Global Holding Company II GmbH

                   vii.  MetLife International Holdings, LLC (DE)

                         1.   Natiloportem Holdings, LLC (DE)

                              aa) Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and 1% by MetLife Mexico Servicios S.A. de C.V.

                                   i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

                                   ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

                         2. PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, LLC and 74% is owned by third parties.

                         3. Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, LLC.

                         4. MetLife Seguros S.A. (Argentina)- 95.5242% is owned by MetLife International Holdings, LLC, 2.6753% is owned by Natiloportem Holdings, LLC, 16.2046% by ALICO and 1.8005% by ITAS.

                         5. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

                         6. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.

                         7. MetLife Seguros de Retiro S.A. (Argentina) - 96.887% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC, 1.3014% by ALICO and 0.0001% by ITAS.

                         8. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

                         9. Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

                              aa) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, LLC and 0.26% is held by MetLife Seguros de Retiro S.A.

                       10.    MetLife Worldwide Holdings, LLC (DE)

                              aa)   MetLife Limited (Hong Kong)

                                    i)    BIDV MetLife Life Insurance Limited
                                          Liability Company (Vietnam) - 60% of
                                          BIDV MetLife Life Insurance Limited
                                          Liability Company is held by MetLife
                                          Limited (Hong Kong) and the remainder
                                          by third parties

                       11.    MetLife International Limited, LLC (DE)

                       12. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

                       13.   MetLife Ireland Holdings One Limited (Ireland)

                             aa) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                                   i)    MetLife Ireland Treasury Limited
                                         (Ireland)

                                         1)    MetLife General Insurance
                                               Limited (Australia)

                                         2)    MetLife Insurance Limited
                                               (Australia) - 91.16468% of
                                               MetLife Insurance Limited
                                               (Australia) is owned by MetLife
                                               Ireland Treasury Limited and
                                               8.83532% is owned by MetLife
                                               Global Holdings Corp. S.A. de
                                               C.V.

                                               a)    The Direct Call Centre PTY
                                                     Limited (Australia)

                                               b)    MetLife Investments PTY
                                                     Limited (Australia)

                                                     i)    MetLife Insurance and
                                                           Investment Trust
                                                           (Australia) -
                                                           MetLife Insurance and
                                                           Investment Trust is
                                                           a trust vehicle, the
                                                           trustee of which is
                                                           MetLife Investments
                                                           PTY Limited ("MIPL").
                                                           MIPL is a wholly
                                                           owned subsidiary of
                                                           MetLife Insurance
                                                           Limited.

                                   ii)   Metropolitan Global Management, LLC
                                         (DE/Ireland) - 99.7% is owned by
                                         MetLife Global Holdings Corporation
                                         S.A. de C.V. and 0.3% is owned by
                                         MetLife International Holdings, LLC.

                                         aaa)  MetLife Pensiones Mexico S.A.
                                               (Mexico)- 97.5125% is owned by
                                               Metropolitan Global Management,
                                               LLC and 2.4875% is owned by
                                               MetLife International Holdings,
                                               LLC.

                                         bbb)  MetLife Mexico Servicios, S.A.
                                               de C.V. (Mexico) - 98% is owned
                                               by Metropolitan Global
                                               Management, LLC and 2% is owned
                                               by MetLife International
                                               Holdings, LLC.

                                         ccc)  MetLife Mexico S.A. (Mexico)-
                                               99.050271% is owned by
                                               Metropolitan Global Management,
                                               LLC and 0.949729% is owned by
                                               MetLife International Holdings,
                                               LLC.

                                               1)    MetLife Afore, S.A. de C.V.
                                                     (Mexico)- 99.99% is owned
                                                     by MetLife Mexico S.A. and
                                                     0.01% is owned by MetLife
                                                     Pensiones Mexico S.A.

                                                     aaaa)  Met1 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     bbbb)  Met2 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     cccc)  MetA SIEFORE
                                                            Adicional, S.A. de
                                                            C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     dddd)  Met3 SIEFORE Basica,
                                                            S.A. de C.V.
                                                            (Mexico) - 99.99% is
                                                            owned by MetLife
                                                            Afore, S.A. de C.V.
                                                            and 0.01% is owned
                                                            by MetLife Mexico
                                                            S.A.

                                                     eeee)  Met4 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     ffff)  Met0 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned
                                                            by MetLife Afore,
                                                            S.A. de C.V. and
                                                            0.01% is owned by
                                                            MetLife Mexico
                                                            S.A.

                                               2)    ML Capacitacion Comercial
                                                     S.A. de C.V.(Mexico) - 99%
                                                     is owned by MetLife Mexico
                                                     S.A. and 1% is owned by
                                                     MetLife Mexico Cares, S.A.
                                                     de C.V.

                                         ddd)  MetLife Saengmyoung Insurance
                                               Co. Ltd. (also known as MetLife
                                               Insurance Company of Korea
                                               Limited) (South Korea)- 14.64%
                                               is owned by MetLife Mexico, S.A.
                                               and 85.36% is owned by
                                               Metropolitan Global Management,
                                               LLC.

                                         eee)  GlobalMKT S.A. (Uruguay)

                       14.   MetLife Asia Limited (Hong Kong)

                       15. AmMetLife Insurance Berhad (Malaysia) - 50.000001% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

                       16. AmMetLife Takaful Berhad (Malaysia) - 49.999999% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

                       17. MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.

                       18. MetLife Mas S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, SA de CV is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.

                 viii. MM Global Operations Support Center, S.A. de C.V.
                       (Mexico) - 99% of MM Global Operations Support Center, S.A. de C.V. is held by MetLife Global Holding Company II GmbH (Swiss) and 1% is held by MetLife Global Holding Company I GmbH (Swiss).

                       1.    Fundacion MetLife Mexico, A.C. (Mexico)

                   ix. MetLife Colombia Seguros de Vida S.A. (Colombia) -
                       89.999966393% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH , 10.000029508% is owned by MetLife Global Holding
                       Company I GmbH, 0.000001366% is owned by International Technical and Advisory Services Limited, 0.000001366% is owned by Borderland Investments Limited and 0.000001366% by Natiloportem Holdings, LLC

                   x. PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by ITAS and the remaining .0006% is owned by Borderland Investments Limited.

            b) Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remaining interests are owned by third parties.

      3.    International Investment Holding Company Limited (Russia)

      4. MetLife Akcionarsko Drustvo za Zivotno Osiguranje u likvidaciji (Serbia) - 99.98% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.02% is owned by ITAS.

      5.    ALICO Management Services Limited (United Kingdom)

      6.    Borderland Investments Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      7. International Technical and Advisory Services Limited ("ITAS") (USA-Delaware)

      8.    ALICO Operations LLC (USA-Delaware)

            a)    MetLife Asset Management Corp. (Japan)

      9. MetLife Seguros S.A. (Uruguay) - 74.9187% of MetLife Seguros S.A. is owned by ALICO, 25.0798% by MetLife, Inc. and 0.0015% by a third party (Oscar Schmidt).

      10. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      11.   Alpha Properties, Inc. (USA-Delaware)

      12.   Beta Properties, Inc. (USA-Delaware)

      13.   Delta Properties Japan, Inc. (USA-Delaware)

      14.   Epsilon Properties Japan, Inc. (USA-Delaware)

      15.   Iris Properties, Inc. (USA-Delaware)

      16.   Kappa Properties Japan, Inc. (USA-Delaware)

      17. MetLife American International Group and Arab National Bank Cooperative Insurance Company (Saudi Arabia) - 30% of MetLife American International Group and Arab National Bank Cooperative Insurance Company is owned by ALICO and the remaining interest by third parties. The Delaware Department of Insurance approved a disclaimer of affiliation and therefore, this company is not considered an affiliate under Delaware Law.

Z.   MetLife Global Benefits, Ltd. (Cayman Islands)

AA. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC and 0.0000054% is owned by Natiloportem Holdings, LLC

AB.   MetLife Consumer Services, Inc. (DE)

AC.   MetLife Reinsurance Company of Delaware (DE)

AD.   MetLife Global, Inc.

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 27. NUMBER OF CONTRACTOWNERS


As of January 31, 2016, there were 36,928 owners of tax-qualified contracts and 13,781 owners of non-qualified contracts offered by the Registrant (New England Variable Annuity Separate Account).

ITEM 28. INDEMNIFICATION

As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "Underwriter"), each of which is incorporated in the State of Delaware, and the Depositor, which is incorporated in the State of Massachusetts shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of that person's service as a director, officer, or agent of the respective company, under certain circumstances, against liabilities and expenses incurred by such person (except, with respect to the Depositor, as described below regarding MetLife Employees).

As described in its governing documents, the Underwriter, which is incorporated in the State of Missouri, may indemnify, under certain circumstances, any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Underwriter. The Underwriter also has such other and further powers of indemnification as are not inconsistent with the laws of Missouri.

MetLife, Inc. also has adopted a policy to indemnify employees ("MetLife Employees") of MetLife, Inc. or its affiliates ("MetLife"), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and officers Liability and Corporate Reimbursement Insurance Policy under which the Registrant, the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS

   (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):

     Met Investors Series Trust

     MetLife Investors USA Variable Account A

     MetLife Investors USA Variable Life Account A

     MetLife Investors Variable Annuity Account One

     MetLife Investors Variable Life Account One

     First MetLife Investors Variable Annuity Account One

     General American Separate Account Eleven

     General American Separate Account Twenty-Eight

     General American Separate Account Twenty-Nine

     General American Separate Account Two

     Security Equity Separate Account Twenty-Six

     Security Equity Separate Account Twenty-Seven

     MetLife of CT Separate Account QPN for Variable Annuities

     MetLife of CT Fund UL for Variable Life Insurance

     MetLife of CT Fund UL III for Variable Life Insurance

     Metropolitan Life Variable Annuity Separate Account II

     MetLife of CT Separate Account Eleven for Variable Annuities

     Metropolitan Life Separate Account E

     Metropolitan Life Separate Account UL

     Paragon Separate Account A

     Paragon Separate Account B

     Paragon Separate Account C

     Paragon Separate Account D

     Metropolitan Series Fund

     Metropolitan Tower Life Separate Account One

     Metropolitan Tower Life Separate Account Two

     New England Life Retirement Investment Account

     New England Variable Annuity Fund I

     New England Variable Annuity Separate Account

     New England Variable Life Separate Account

     Separate Account No. 13S

   (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 1095 Avenue of the Americas, New York, NY 10036.

                                        POSITIONS AND OFFICES WITH
NAME                                    PRINCIPAL UNDERWRITER
-------------------------------------   ---------------------------------------
Elizabeth M. Forget                     Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Paul A. LaPiana                         Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Gerald J. Nigro                         Senior Vice President and Director
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Lance Carlson                           President
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Kieran R. Mullins                       Executive Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Barbara A. Dare                         Senior Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Donald Leintz                           Senior Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Tyla L. Reynolds                        Vice President and Secretary
600 North King Street
Wilmington, DE 19801

Marlene B. Debel                        Treasurer
1095 Avenue of the Americas
New York, NY 10036

John G. Martinez                        Vice President and Chief Financial Officer
18210 Crane Nest Dr.
Tampa, FL 33647

John Peter Kyne, III                    Vice President, Director of Compliance
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

      (c)


                                                       (2)
                      (1)                       NET UNDERWRITING        (3)            (4)
               NAME OF PRINCIPAL                  DISCOUNTS AND     COMPENSATION    BROKERAGE        (5)
                  UNDERWRITER                      COMMISSIONS     ON REDEMPTION   COMMISSIONS   COMPENSATION
---------------------------------------------- ------------------ --------------- ------------- -------------
MetLife Investors Distribution Company........ $2,491,724         $0              $0            $0


Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The following companies will maintain possession of the documents required by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

   (a)        Registrant

   (b)        State Street Bank & Trust Company, 225 Franklin Street, Boston,
              MA 02110

     (c) MetLife Investors Distribution Company, 1095 Avenue of the Americas, New York, NY 10036

     (d) MetLife, 18210 Crane Nest Drive, Tampa, FL 33647

     (e) MetLife, One Financial Center, Boston, MA 02111

     (f) Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY
10166

     (g) Metropolitan Life Insurance Company, 1095 Avenue of the Americas, New York, NY 10036


ITEM 31. MANAGEMENT SERVICES

Not applicable


ITEM 32. UNDERTAKINGS

Registrant hereby makes the following undertakings:

   (1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

   (2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or
               (b) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

   (3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request;

   (4) To offer Contracts to participants in the Texas Optional Retirement program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and

   (5) To comply with and rely upon the Securities and Exchange Commission No-Action letter to The American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Annuity Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and The Commonwealth of Massachusetts on the 28th day of April, 2016.

                                   New England Variable Annuity Separate Account
                                                  (Registrant)

                                   By: New England Life Insurance Company


                                   By: /s/ Peter H. Duffy
                                       -----------------------------------------
                                       Peter H. Duffy
                                       Vice President


                                   By: New England Life Insurance Company
                                                  (Depositor)


                                   By: /s/ Peter H. Duffy
                                       -----------------------------------------
                                       Peter H. Duffy
                                       Vice President

   As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 2016.

SIGNATURE                                TITLE
/s/ Eric T. Steigerwalt*                 Chairman of the Board, President,
------------------------                 Chief Executive Officer and Director
Eric T. Steigerwalt

/s/ Kimberly A. Berwanger*               Director
--------------------------
Kimberly A. Berwanger

/s/ Peter M. Carlson*                    Executive Vice President, Chief Accounting Officer
---------------------                    and Director
Peter M. Carlson

/s/ Gene L. Lunman*                      Director
-------------------
Gene L. Lunman

/s/ Christine M. DeBiase*                Director
-------------------------
Christine M. DeBiase

/s/ Meghan S. Doscher*                   Director
----------------------
Meghan S. Doscher

/s/ Kumar Das Gupta*                     Director
--------------------
Kumar Das Gupta

                                         Director
------------------
Jeffrey P. Halprin

/s/ Anne M. Belden*                      Vice President and Chief Financial Officer
-------------------
Anne M. Belden



By: /s/ Michele H. Abate
    --------------------------
    Michele H. Abate
    Attorney-in-fact
    April 28, 2016

* Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Registrant's Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 (File Nos. 033-85442/811-08828) filed as Exhibit 14 on April 29, 2015 and the power of attorney for Anne Belden which is filed herewith.

                                Index to Exhibits

10.      Consent of Independent Registered Public Accounting Firm

14.(ii)  Power of Attorney for Anne Belden